UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-07989

                         Metropolitan West Funds

(Exact name of registrant as specified in charter)

865 South Figueroa Street

                                 Los Angeles, CA 90017

(Address of principal executive offices) (Zip code)

David B. Lippman

Metropolitan West Funds

865 South Figueroa Street

                                 Los Angeles, CA 90017

(Name and address of agent for service)

Registrant’s telephone number, including area code: (213) 244-0000

Date of fiscal year end:  March 31

Date of reporting period:  September 30, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Metropolitan West Funds	September 30, 2018

METROPOLITAN WEST FUNDS

Dear Fellow Shareholder,

We are pleased to provide the following Semi-Annual Report for the Funds for the period ended September 30, 2018. Against a rising rate backdrop, strong sponsorship and new products allowed the assets of the Funds to stay steady at roughly $80 billion, a measure that we view with great appreciation for the confidence it conveys and the responsibility of meeting client expectations.

The September 30, 2018 Semi-Annual Report covers the following Metropolitan West Funds:

Metropolitan West AlphaTrak 500 Fund	M-Class (MWATX)
Metropolitan West Corporate Bond Fund	M-Class (MWCSX), I Class (MWCBX)
Metropolitan West Floating Rate Income Fund	M-Class (MWFRX), I Class (MWFLX)
Metropolitan West High Yield Bond Fund	M-Class (MWHYX), I-Class (MWHIX)
Metropolitan West Intermediate Bond Fund	M-Class (MWIMX), I-Class (MWIIX)
Metropolitan West Investment Grade Credit Fund	M-Class (MWISX), I Class (MWIGX)
Metropolitan West Low Duration Bond Fund	M-Class (MWLDX), I-Class (MWLIX),
Administrative-Class (MWLNX)
Metropolitan West Strategic Income Fund	M-Class (MWSTX), I Class (MWSIX)
Metropolitan West Total Return Bond Fund	M-Class (MWTRX), I-Class (MWTIX),
Administrative-Class (MWTNX),
Plan-Class (MWTSX)
Metropolitan West Ultra Short Bond Fund	M-Class (MWUSX), I-Class (MWUIX)
Metropolitan West Unconstrained Bond Fund	M-Class (MWCRX), I Class (MWCIX)

Economic Review and Market Environment

Encouraging signs continued to appear across the macroeconomic spectrum during the six-month reporting period, as GDP growth came in at a 4.2% annualized rate, underpinned by strong consumer and business spending as well as a surge in exports, and the labor market remained strong with jobless claims dropping to their lowest level in 49 years. Investors were also encouraged by constructive steps between the U.S. and Mexico on NAFTA re-negotiations, though details of the agreement remained less than certain as September came to a close. While much of the macroeconomic data had a positive tilt, these backward-looking statistics do not necessarily signal a sustainable story going forward as a spate of coincident or leading indicators skew toward tighter financial conditions ready to choke off faster growth. Thematically, there is less accommodative Fed policy (at eight hikes and counting since December 2015, along with balance sheet reduction), resulting in higher short-term rates and a recession-hinting flatness to the US Treasury curve. The beginning signs of weakness have started to show in the housing sector – the segment of the economy that has thus far been an engine for growth – as new home sales, housing starts, and building permits have disappointed. This is a particularly interest rate sensitive part of the economy and affordability is much lower than it has been in the past, particularly for the new homebuyer segment, as mortgage rates have climbed significantly over the past twelve months. Next up thematically is increased volatility, the incidence of which has picked up considerably in 2018, following a near-absence of it last year, especially late. This, too, is likely to weigh on confidence and to reset risk premiums higher, a circumstance already affecting investment grade yield spreads to a degree. Ironically, higher quality debt has incurred more generalized widening than the speculative grade market, owing to voluminous issuance, increased leverage and limited covenant protection. Further, in typical late-cycle fashion, the rating agencies seem most lenient to even the most outrageous debt incurrence, with susceptibility, particularly in M&A and LBO activity, to claims for post-transaction deleveraging to forestall downgrades. The array of factors lined up continues to suggest that optimistic pricing prevails, with markets prone to downward adjustment.

As the Fed continued on its path of policy normalization, rates increased across the curve during the six-month period, led by the front end, which was higher by roughly 50 basis points (bps). Fixed income sectors were challenged by the rising rate environment, reflected in a modest 0.1% loss for the Bloomberg Barclays Aggregate Index. After a weak second quarter, corporate credit rebounded and ultimately finished the six-month period with flat total return, though the excess return relative to duration-matched Treasuries was nearly 70 bps. Notably, high yield corporates continued to benefit from a supportive technical backdrop of lighter issuance to gain an impressive 3.5% and post nearly 350 bps of excess return. Securitized products outpaced the overall market with a return of 0.2%, led by asset-backed securities (ABS) and non-agency mortgage-backed securities (MBS), which continued to post consistent, positive returns, particularly from issues backed by subprime and alt-A collateral. The sector benefits from a floating rate profile, helping to overcome a backdrop of rising rates, even as price appreciation was muted. Commercial MBS (CMBS) also bested corporates, though non-agency backed CMBS securities outpaced their agency CMBS counterparts. Agency MBS performance, meanwhile, was mixed within the coupon stack, though the overall sector continued to recover from early year weakness and outpaced comparable maturity US Treasury issues by over 30 bps.

1 / Semi-Annual Report September 2018

The Economy and Market Ahead

At over nine years, this span of recovery and expansion is the second longest in history, extending well beyond the typical timeframe. Notwithstanding its considerable length, this cycle shares many characteristics (namely high debt levels and limited excess capacity) with those of the past, suggesting that we are much closer to the end than the beginning. While the specific catalyst that will bring on the end of the cycle is always difficult to predict, as noted above, there is no shortage of candidates that alone or, more likely, in combination that will be the culprit. History suggests, however, that the usual prologue to a turn is tighter monetary policy, leading to the observation that “cycles don’t die of old age; it’s the Fed that kills them!” When markets are flooded with liquidity, as has been the case for the past ten years given unprecedented central bank support, investors have gotten away with overlooking the growing weakness in underlying fundamentals. In a new, liquidity-constrained environment with brewing risks under the surface, we believe that prevailing asset prices reflect a degree of misplaced optimism, with markets prone to downward adjustment. As a result, investors should be cautious overall as markets get closer to a deleveraging.

Data sources for the discussion above include Barclays, Bloomberg, JPMorgan and Merrill Lynch. Effective November 27, 2017, BofAML Indices were rebranded to ICE BofAML.

Fund Results

Fund Performance Commentary

The performance data presented below represents past performance and is no guarantee of future results. Total returns include reinvestment of dividends and distributions. Current performance may be lower or higher than the performance data presented. Performance data current to the most recent month end is available on the Funds’ website at TCW.com. Investment returns and principal value will fluctuate with market conditions. The value of an investment in a Fund, when redeemed, may be worth more or less than its original purchase cost.

Metropolitan West AlphaTrak 500 Fund

(MWATX)

The MetWest AlphaTrak 500 Fund (“Fund”) gained 10.90% (net of fees) for the six-month period ending September 30, 2018, versus the S&P 500 Index which rose 11.41%. With U.S. Treasury rates rising over the period, the duration of the Fund, though short at approximately 0.7 years, weighed on performance, while an additional drag came from yield curve positioning with a slight preference for the front end of the curve, namely 2-Year maturities, where rates rose the most. Meanwhile, returns benefitted from the allocation to short corporate credit, which led Treasuries by 70 bps on a duration-adjusted basis, and from issue selection among corporate credit, namely the emphasis on short financials, which outpaced industrials and utilities. Commodity-related sectors also performed well over the period on rising commodity prices, resulting in an additional boost to returns given the Fund’s small allocation. Outside of the corporate space, non-agency residential MBS added modestly to returns. CMBS and ABS had little impact, with the sector overweight generally benefitting as spreads tightened, while issue selection was muted given the higher quality emphasis.

Given the above dynamics, overall positioning remains defensive with respect to credit and emphasizes high quality, non-cyclical sectors that would be resilient in the face of a deleveraging event. Within this conservative context, however, we continue to actively manage the Fund with an eye toward attractive relative value opportunities. Securitized products favor higher quality, more senior issues including a small allocation to legacy non-agency MBS, while the minimal allocation to agency MBS is focused on floating rate CMOs given relatively stable duration profiles. Opportunities for reasonably safe yields can still be found in the higher quality segments of ABS and CMBS, though investors must remain vigilant as underwriting standards continue to deteriorate. Among CMBS, exposure is skewed towards agency-backed as well as seasoned non-agency issues at the top of the capital structure to avoid the underwriting challenges faced by current vintage non-agency CMBS. Consistent with this defensive posture, the Fund’s ABS allocation favors more robust structures such as federally guaranteed student loans and AAA-rated CLOs that offer value.

	Performance Through September 30, 2018
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWATX (Inception: June 29, 1998)	10.90%	16.47%	19.37%	15.06%	13.67%	7.03%
Standard & Poor’s 500 Index	11.41%	17.91%	17.29%	13.94%	11.96%	6.75%

 Metropolitan West Corporate Bond Fund

M-Class (MWCSX), I-Class (MWCBX)

Since its inception on June 29, 2018, the MetWest Corporate Bond Fund – I Class (“Fund”) gained 1.7%, outpacing the return of the Bloomberg Barclays U.S. Corporate Index by 79 bps. Given that U.S. Treasury yields have moved higher toward near what we believe to be fair value, the duration position of the portfolio was maintained at roughly three-tenths of a year long relative to the Index, weighing on relative returns during the period. However, this was more than offset by positive contributions coming from the

Semi-Annual Report September 2018 / 2

off-Index positions in securitized products. In particular, the exposure to well-sponsored CMBS and agency MBS issues benefitted returns. Among corporate credit, the relative underweight to energy credits was a drag, though the emphasis on top performing midstream energy within the sector was a positive. Finally, issue selection among corporates contributed to returns given the focus on strong performing communications credits and REITs.

Given the above dynamics, the overall positioning of the Fund was constructed to be defensive with respect to credit and emphasizes high quality, non-cyclical sectors that would be resilient in the face of a deleveraging event. Within this conservative context, however, we will actively manage the Fund with an eye toward attractive relative value opportunities. In the corporate sector, tight valuations and historically high leverage influence our preference for shorter duration, more defensive regulated sectors like U.S. electric utilities with limited re-leveraging risk and reasonable yield premiums, and high quality, low beta industrials. Securitized products are an additional focus, with a bias towards higher quality, more senior issues such as agency MBS. Opportunities for reasonably safe yields can still be found in the higher quality segments of CMBS, though investors must remain vigilant as underwriting standards continue to deteriorate, and the non-agency CMBS holdings of the Fund are focused at the top of the capital structure and single asset single borrower deals.

	Performance Through September 30, 2018
	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception[1]
MWCSX (Inception: June 29, 2018)	—	—	—	—	1.70%
U.S. Corporate Index	—	—	—	—	0.97%
MWCBX (Inception: June 29, 2018)	—	—	—	—	1.76%
U.S. Corporate Index	—	—	—	—	0.97%

1Non-annualized. Cumulative return for the Fund during the period of June 29, 2018 through September 30, 2018.

Metropolitan West Floating Rate Income Fund

M-Class (MWFRX), I-Class (MWFLX)

For the six-month period ending September 30, 2018, the MetWest Floating Rate Bond Fund – I Class (“Fund”) gained 2.16% (net of fees), trailing the S&P/LSTA Leveraged Loan Index (“Index”) by nearly 39 bps. As higher beta names outperformed, the Fund’s underweight to energy, metals/minerals, and retail weighed on relative performance. Commodity-related sectors were buoyed by a rally in oil prices amid supply disruptions and tension between Iran and the U.S. Retail, meanwhile, found firmer footing given a consumer bolstered by a solid job market that allowed for largely good quarterly results and the outperformance and compression of higher beta stressed borrowers. Partially offsetting the drag was the Fund’s overweight to healthcare which outpaced the Index and the underweight to consumer durables, which continued to be under pressure due to the way consumers buy products (i.e. the Amazon effect). Meanwhile, the Fund’s higher quality emphasis was an additional drag as lower quality outperformed over the period.

With leverage near record highs, issuance ever more aggressive, and yield compensation skinny, the signs that we are nearing the end of this credit cycle continue to grow. When markets are flooded with liquidity, as has been the case for the past ten years given unprecedented central bank support, investors have gotten away with overlooking the growing weakness in underlying fundamentals. Moreover, fiscal stimulus has bolstered headline figures of macroeconomic data and corporate earnings, which has provided justification for continued bullish sentiment even in the face of growing headwinds. In a new, liquidity-constrained environment with brewing risks under the surface, we believe that prevailing asset prices reflect a degree of misplaced optimism, with markets prone to downward adjustment. Similarly in loans, prices and spreads have compressed and the three-year discount margin ended the quarter at the tightest level since October 2007 while the sector sits on the precipitous of another repricing. While loan collateral prices tighten, CLO AAA liabilities are still widening. The arbitrage is stressed and will experience further pressure with incremental flows from retail funds and SMAs coming in each time rates go higher. The result will either be tightening liabilities or a more balanced supply/demand dynamic with sufficient outflows to warrant new CLO issuance. However, with CLO currently representing 60% of loan demand, it is hard to craft a scenario where SMAs and retail funds can replace that demand for a prolonged period of time.

	Performance Through September 30, 2018
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWFRX (Inception: June 28, 2013)	1.96%	4.04%	3.92%	3.53%	—	3.71%
S&P/LSTA Leveraged Loan Index	2.55%	5.17%	5.29%	4.11%	—	4.14%
MWFLX (Inception: June 28, 2013)	2.16%	4.25%	4.13%	3.74%	—	3.91%
S&P/LSTA Leveraged Loan Index	2.55%	5.17%	5.29%	4.11%	—	4.14%

3 / Semi-Annual Report September 2018

 Metropolitan West High Yield Bond Fund

M-Class (MWHYX), I-Class (MWHIX)

The MetWest High Yield Bond Fund – I Class (“Fund”) gained 2.02% over the six-month reporting period, trailing the return of the Bloomberg Barclays High Yield 2% Issuer Capped Index by 144 bps given the Fund’s defensive positioning. Within the Fund’s sector allocation, an overweight to communications was additive, particularly the emphasis on top performing wireless and cable credits, though this was offset by the underweight to commodity-related energy sectors, which also outpaced the high yield market on the rebound in oil prices given supply disruptions and tensions between Iran and the U.S. An up-in-quality emphasis further weighed on returns, as the lower quality cohort outperformed, with CCC-rated credits returning 5.7% relative to a 2.1% gain for the BB-rated cohort. Finally, the Fund’s duration profile, which extended over the period to three-tenths of a year short relative to the Index, benefitted performance amid the rise in rates.

With leverage near record highs, issuance ever more aggressive, and yield compensation skinny, the signs that we are nearing the end of this credit cycle continue to grow. When markets are flooded with liquidity, as has been the case for the past ten years given unprecedented central bank support, investors have gotten away with overlooking the growing weakness in underlying fundamentals. Moreover, fiscal stimulus has bolstered headline figures of macroeconomic data and corporate earnings, which has provided justification for continued bullish sentiment even in the face of growing headwinds. In a new, liquidity-constrained environment with brewing risks under the surface, we believe that prevailing asset prices reflect a degree of misplaced optimism, with markets prone to downward adjustment. This risk is particularly notable in the high yield space, where spreads have thus far remained insulated from macroeconomic volatility and year-to-date outflows. Notwithstanding the supportive technical backdrop, high yield investors should be cautious overall as markets get closer to a deleveraging. A credit-intensive, bottoms-up investment approach remains the key to value uncovering opportunities and, most importantly, avoiding credit accidents. This disciplined approach to portfolio construction is reflected in the Fund’s focus on higher quality, better-collateralized areas of the market, while the introduction of risk into the portfolio is done in an extremely measured and selective way. Industrials continue to represent a relative underweight, with an emphasis on non-cyclical sectors that have less economically sensitive business drivers, focusing on select companies with solid asset coverage and stable cash flows within lower beta packaging, transportation, communication, food & beverage, and midstream energy sectors. Finally, the cash position remains elevated to preserve ample capacity to deploy capital as opportunities emerge.

	Performance Through September 30, 2018
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWHYX (Inception: September 30, 2002)	1.90%	1.53%	4.90%	3.20%	7.58%	8.10%
Bloomberg Barclays U.S. Corporate High Yield Index - 2% Issuer Cap	3.46%	3.05%	8.14%	5.54%	9.45%	8.97%
MWHIX (Inception: March 31, 2003)	2.02%	1.79%	5.16%	3.46%	7.85%	7.44%
Bloomberg Barclays U.S. Corporate High Yield Index - 2% Issuer Cap	3.46%	3.05%	8.14%	5.54%	9.45%	8.33%

 Metropolitan West Intermediate Bond Fund

M-Class (MWIMX), I-Class (MWIIX)

The MetWest Intermediate Bond Fund – I Class (“Fund”) gained 0.1% (net of fees) for the six-month period ending September 30, 2018, but trailed the Bloomberg Barclays Intermediate Government/Credit Index (“Index”) by 12 bps. As U.S. Treasury yields marched higher and neared what we believe to be fair value, the duration position of the portfolio moved from roughly neutral relative to the Index to approximately 0.4 years long, and weighed on performance. Meanwhile, favorable positioning among corporates benefitted performance, particularly the overweight to financials, and the emphasis on healthcare, midstream energy, communications, and U.S. banks, which were all top performing sectors during the period. Away from credit, the overweight to ABS and CMBS benefitted relative performance as both sectors saw spreads tighten by more than the Index, though issue selection somewhat offset the gains with the higher quality emphasis in CMBS weighing on returns, while performance among floating rate student loans, an emphasis in the Fund, was muted. Finally, the allocation to non-agency MBS and the position in Japanese Government issued T-bills, with the Yen exposure fully hedged out using a Dollar-Yen cross currency swap, contributed on the margin.

Given the above dynamics, overall positioning remains defensive with respect to credit and emphasizes high quality, non-cyclical sectors that would be resilient in the face of a deleveraging event. Within this conservative context, however, we continue to actively manage the Fund with an eye toward attractive relative value opportunities. Securitized products remain a focus and favors higher quality, more senior issues. Legacy non-agency MBS remains attractive, though allocations will likely edge lower as prices rise, consistent with our dedicated dollar cost averaging approach to positioning. Agency MBS provides better liquidity characteristics and is high quality, but uncertainty remains as the Fed begins to shrink its position. Opportunities for reasonably safe yields can still

Semi-Annual Report September 2018 / 4

be found in the higher quality segments of ABS and CMBS, though investors must remain vigilant as underwriting standards continue to deteriorate. Among CMBS, exposure is skewed towards agency-backed as well as seasoned non-agency issues at the top of the capital structure and single asset single borrower deals to avoid the underwriting challenges faced by current vintage non-agency CMBS. Consistent with this defensive posture, the Fund’s ABS allocation favors more robust structures such as federally guaranteed student loans and AAA-rated CLOs that offer value. Finally, the Fund continues to hold fully currency-hedged Japanese T-bills as a higher yielding cash substitute, though the position has drifted lower as the relative value proposition has declined.

	Performance Through September 30, 2018
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWIMX (Inception: June 30, 2003)	-0.01%	-1.20%	0.56%	1.16%	4.47%	4.01%
Bloomberg Barclays Intermediate U.S. Government/Credit Index	0.22%	-0.96%	0.91%	1.52%	3.22%	3.17%
MWIIX (Inception: June 28, 2002)	0.10%	-0.88%	0.84%	1.41%	4.72%	4.92%
Bloomberg Barclays Intermediate U.S. Government/Credit Index	0.22%	-0.96%	0.91%	1.52%	3.22%	3.63%

 Metropolitan West Investment Grade Credit Fund

M-Class (MWISX), I-Class (MWIGX)

Since its inception on June 29, 2018, the MetWest Investment Grade Credit Fund – I Class (“Fund”) gained 3.7%, outpacing the return of the Bloomberg Barclays U.S. Intermediate Credit Index by 288 bps. Given that U.S. Treasury yields have moved higher toward near what we believe to be fair value, the duration position of the portfolio was maintained at roughly three-tenths of a year long relative to the Index, weighing on relative returns during the period. However, this was more than offset by positive contributions coming from the off-Index positions in securitized products. In particular, the exposure to well-sponsored CMBS and non-agency MBS issues benefitted returns, while the focus on floating rate government guaranteed student loan ABS receivables was also additive. Among corporate credit, the relative underweight to energy credits was a drag, though the emphasis on top performing midstream energy within the sector was a positive. Finally, issue selection among corporates contributed to returns given the focus on strong performing communications credits and REITs.

Given the above dynamics, the overall positioning of the Fund was constructed to be defensive with respect to credit and emphasizes high quality, non-cyclical sectors that would be resilient in the face of a deleveraging event. Within this conservative context, however, we will actively manage the Fund with an eye toward attractive relative value opportunities. Securitized products remain a focus and favors higher quality, more senior issues. Legacy non-agency MBS remains attractive, though allocations will likely edge lower as prices rise, consistent with our dedicated dollar cost averaging approach to positioning. Agency MBS provides better liquidity characteristics and is high quality, but uncertainty remains as the Fed begins to shrink its position. Opportunities for reasonably safe yields can still be found in the higher quality segments of ABS and CMBS, though investors must remain vigilant as underwriting standards continue to deteriorate. Among CMBS, exposure is skewed towards agency-backed as well as seasoned non-agency issues at the top of the capital structure and single asset single borrower deals to avoid the underwriting challenges faced by current vintage non-agency CMBS. Consistent with this defensive posture, the Fund’s ABS allocation favors more robust structures such as federally guaranteed student loans.

	Performance Through September 30, 2018
	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception[1]
MWISX (Inception: June 29, 2018)	—	—	—	—	3.61%
U.S. Intermediate Credit Index	—	—	—	—	0.73%
MWIGX (Inception: June 29, 2018)	—	—	—	—	3.67%
U.S. Intermediate Credit Index	—	—	—	—	0.73%

1Non-annualized. Cumulative return for the Fund during the period of June 29, 2018 through September 30, 2018.

Metropolitan West Low Duration Bond Fund

M-Class (MWLDX), I-Class (MWLIX), Administrative-Class (MWLNX)

The MetWest Low Duration Bond Fund – I Class (“Fund”) gained 0.47% (net of fees) for the six-month period ending September 30, 2018, outpacing the Merrill Lynch 1-3 Year U.S. Treasury Index by 5 bps. The allocation to investment grade credit contributed as short corporate bonds outperformed Treasuries by 70 bps. Financials, an emphasis in the Fund, was the best performing short corporate sector, with banking names particularly additive. Securitized products also benefitted returns, including the allocation to floating rate agency CMOs and non-agency MBS, which held up well against rising rates, while agency CMBS and ABS contributed

5 / Semi-Annual Report September 2018

further to performance, particularly floating rate government guaranteed student loans. Finally, the Fund continued to see small contributions from the position in Japanese Government issued T-bills, with the Yen exposure fully hedged out using a Dollar-Yen cross currency swap. Meanwhile, the Fund’s longer duration profile relative to the Index contributed to performance amid rising rates.

Given the above dynamics, overall positioning remains defensive with respect to credit and emphasizes high quality, non-cyclical sectors that would be resilient in the face of a deleveraging event. Within this conservative context, however, we continue to actively manage the Fund with an eye toward attractive relative value opportunities. Securitized products remain a focus and favors higher quality, more senior issues. Legacy non-agency MBS remains attractive, though allocations will likely edge lower as prices rise, consistent with our dedicated dollar cost averaging approach to positioning. Agency MBS provides better liquidity characteristics and is high quality, and the position favors well-structured CMOs given relatively stable duration profiles as well as new production specified pools with attractive carry. Opportunities for reasonably safe yields can still be found in the higher quality segments of ABS and CMBS, though investors must remain vigilant as underwriting standards continue to deteriorate. Consistent with this defensive posture, the Fund favors agency backed CMBS and more robust structures in ABS such as federally guaranteed student loans and AAA-rated CLOs that offer value. Finally, the Fund continues to hold fully currency-hedged Japanese T-bills as a higher yielding cash substitute.

	Performance Through September 30, 2018
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWLDX (Inception: March 31, 1997)	0.36%	0.06%	0.77%	0.92%	3.03%	3.58%
ICE BofAML 1-3 Year U.S. Treasury Index	0.42%	0.03%	0.38%	0.56%	1.09%	3.15%
MWLIX (Inception: March 31, 2000)	0.47%	0.39%	1.03%	1.16%	3.25%	3.22%
ICE BofAML 1-3 Year U.S. Treasury Index	0.42%	0.03%	0.38%	0.56%	1.09%	2.74%
MWLNX (Inception: September 22, 2009)	0.29%	0.02%	0.70%	0.81%	—	3.10%
ICE BofAML 1-3 Year U.S. Treasury Index	0.42%	0.03%	0.38%	0.56%	—	0.84%

 Metropolitan West Strategic Income Fund

M-Class (MWSTX), I-Class (MWSIX)

The MetWest Strategic Income Bond Fund – I Class (“Fund”) returned 0.89% (net of fees) for the six-month period ending September 30, 2018, lagging the Merrill Lynch 3-Month TBill +200 bps by 106 bps. Non-agency MBS boosted returns, particularly subprime collateral, as the sector continued to benefit from favorable supply/demand technicals and still solid housing fundamentals. The Fund’s allocation to ABS and CMBS further contributed to performance, particularly floating rate government guaranteed student loan ABS. Favorable issue selection among credit also benefited returns, with the largest gains coming from banking and healthcare. In addition, the Fund benefitted from the position in Japanese Government issued T-bills, with the Yen exposure fully hedged out using a Dollar-Yen cross currency swap, though the position has been trimmed as the yield advantage over U.S. T-bills has diminished. Meanwhile, the Fund’s duration position of approximately 2.5 years weighed on returns as rates rose.

As rates are near what we believe to be fair value, the duration position has been extended modestly, while cautious sector positioning is informed by concerns about the aging credit cycle and weakening fundamentals. Looking forward, the bias is to expand the risk profile and add opportunistically in undervalued sectors should spreads widen. In the corporate sector, tight valuations and historically high leverage influence our preference for shorter duration, more defensive regulated sectors like U.S. financials with limited re-leveraging risk and reasonable yield premiums, and high quality, low beta industrials. Although positioning reflects caution, we continue to look for attractive relative value opportunities as we actively manage the strategy. A modest allocation to select high yield corporate and emerging market bonds is also maintained. Securitized products, which continue to provide protection from excesses in credit markets and offer opportunities for attractive risk-adjusted returns, represent a sizable position. CMBS exposure favors agency issues as well as seasoned non-agency bonds at the top of the capital structure, single asset single borrower deals, and select IO issues where there is attractive upside potential, while ABS issuers are focused on high quality non-traditional collateral such as government guaranteed student loan receivables. Finally, non-agency MBS holdings emphasize securities with better relative quality and near term cash flows.

	Performance Through September 30, 2018
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWSTX (Inception: June 30, 2003)	0.75%	1.48%	2.39%	2.27%	5.44%	4.11%

Semi-Annual Report September 2018 / 6

	Performance Through September 30, 2018
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
ICE BofAML 3-Month U.S. Treasury Bill Index	1.95%	3.62%	2.83%	2.51%	2.34%	3.33%
(formerly known as BofA Merrill Lynch 3-Month U.S. Treasury Bill Index + 2%)
MWSIX (Inception: March 31, 2004)	0.89%	1.62%	2.62%	2.54%	5.70%	3.50%
ICE BofAML 3-Month U.S. Treasury Bill Index	1.95%	3.62%	2.83%	2.51%	2.34%	3.34%
(formerly known as BofA Merrill Lynch 3-Month U.S. Treasury Bill Index + 2%)

 Metropolitan West Total Return Bond Fund

M-Class (MWTRX), I-Class (MWTIX), Administrative-Class (MWTNX), Plan-Class (MWTSX)

The MetWest Total Return Bond Fund – I Class (“Fund”) fell by 0.05% (net of fees) for the six-month period ending September 30, 2018, though outperformance relative to the Bloomberg Barclays Aggregate Index (“Index”) came to 9 bps. As U.S. Treasury yields marched higher and neared what we believe to be fair value, the duration position of the portfolio moved from roughly neutral relative to the Index to approximately 0.1 years long, and weighed on performance modestly. Meanwhile, outperformance was largely driven by favorable positioning among corporates, particularly the overweight to financials, and the emphasis on healthcare, midstream energy, communications, and U.S. banks, which were all top performing sectors during the period. Away from credit, the overweight to ABS and CMBS benefitted relative performance as both sectors saw spreads tighten by more than the Index over the period, though issue selection somewhat offset the gains with the higher quality emphasis in CMBS weighing on returns, while performance among floating rate student loans, an emphasis in the Fund, was muted. Finally, the allocation to non-agency MBS and the position in Japanese Government issued T-bills, with the Yen exposure fully hedged out using a Dollar-Yen cross currency swap, contributed on the margin.

Given the above dynamics, overall positioning remains defensive with respect to credit and emphasizes high quality, non-cyclical sectors that would be resilient in the face of a deleveraging event. Within this conservative context, however, we continue to actively manage the Fund with an eye toward attractive relative value opportunities. Securitized products remain a focus and favors higher quality, more senior issues. Legacy non-agency MBS remains attractive, though allocations will likely edge lower as prices rise, consistent with our dedicated dollar cost averaging approach to positioning. Agency MBS provides better liquidity characteristics and is high quality, but uncertainty remains as the Fed begins to shrink its position. Opportunities for reasonably safe yields can still be found in the higher quality segments of ABS and CMBS, though investors must remain vigilant as underwriting standards continue to deteriorate. Among CMBS, exposure is skewed towards agency-backed as well as seasoned non-agency issues at the top of the capital structure and single asset single borrower deals to avoid the underwriting challenges faced by current vintage non-agency CMBS. Consistent with this defensive posture, the Fund’s ABS allocation favors more robust structures such as federally guaranteed student loans and AAA-rated CLOs that offer value. Finally, the Fund continues to hold fully currency-hedged Japanese T-bills as a higher yielding cash substitute, though the position has drifted lower as the relative value proposition has declined.

	Performance Through September 30, 2018
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWTRX (Inception: March 31, 1997)	-0.07%	-1.10%	1.13%	2.03%	5.49%	5.97%
Bloomberg Barclays U.S. Aggregate Bond Index (formerly known as the Barclays Capital U.S. Aggregate Bond Index)	-0.14%	-1.22%	1.31%	2.16%	3.77%	5.03%
MWTIX (Inception: March 31, 2000)	-0.05%	-0.97%	1.36%	2.25%	5.71%	5.77%
Bloomberg Barclays U.S. Aggregate Bond Index (formerly known as the Barclays Capital U.S. Aggregate Bond Index)	-0.14%	-1.22%	1.31%	2.16%	3.77%	4.76%
MWTNX (Inception: December 18, 2009)	-0.21%	-1.29%	1.02%	1.91%	—	3.99%
Bloomberg Barclays U.S. Aggregate Bond Index (formerly known as the Barclays Capital U.S. Aggregate Bond Index)	-0.14%	-1.22%	1.31%	2.16%	—	2.98%
MWTSX (Inception: August 1, 2011)	0.11%	-0.81%	1.45%	2.34%	—	3.32%
Bloomberg Barclays U.S. Aggregate Bond Index (formerly known as the Barclays Capital U.S. Aggregate Bond Index)	-0.14%	-1.22%	1.31%	2.16%	—	2.28%

7 / Semi-Annual Report September 2018

 Metropolitan West Ultra Short Bond Fund

M-Class (MWUSX), I-Class (MWUIX)

The MetWest Ultra Short Bond Fund – I Class (“Fund”) gained 0.77% (net of fees) for the six-month period ending September 30, 2018, trailing the ICE BofAML 1-Year U.S. Treasury Index by a modest 4 bps. Returns for the six-month period benefitted on the margin from the defensive duration position as short U.S. Treasury yields moved higher, though yield curve positioning maintained a slight preference for the front end of the curve, namely 2-Year maturities, where rates rose the most. Meanwhile, the allocation to investment grade credit contributed as short corporate bonds outperformed Treasuries by 70 bps. Financials, an emphasis in the Fund, was the best performing short corporate sector, led by finance companies, REITs, and life insurance. Securitized products also benefitted returns, including the allocation to floating rate agency CMOs and non-agency MBS, which held up well against rising rates, while ABS and CMBS outperformed Treasuries, adding to performance on the margin. Finally, the Fund continued to see small contributions from the position in Japanese Government issued T-bills, with the Yen exposure fully hedged out using a Dollar-Yen cross currency swap.

Given the above dynamics, overall positioning remains defensive with respect to credit and emphasizes high quality, non-cyclical sectors that would be resilient in the face of a deleveraging event. Within this conservative context, however, we continue to actively manage the Fund with an eye toward attractive relative value opportunities. Securitized products favors higher quality, more senior issues including a small allocation to legacy non-agency MBS. Agency MBS provides better liquidity characteristics and is high quality, but uncertainty remains as the Fed begins to shrink its position. Opportunities for reasonably safe yields can still be found in the higher quality segments of ABS and CMBS, though investors must remain vigilant as underwriting standards continue to deteriorate. Among CMBS, exposure is skewed towards agency-backed as well as seasoned non-agency issues at the top of the capital structure to avoid the underwriting challenges faced by current vintage non-agency CMBS. Consistent with this defensive posture, the Fund’s ABS allocation favors more robust structures such as federally guaranteed student loans that offer value. Finally, the Fund continues to hold fully currency-hedged Japanese T-bills as a higher yielding cash substitute, though the position has drifted lower as the relative value proposition has declined.

	Performance Through September 30, 2018
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWUSX (Inception: June 30, 2003)	0.69%	0.84%	0.79%	0.74%	2.00%	1.82%
ICE BofAML 1-Year U.S. Treasury Note Index	0.81%	1.08%	0.74%	0.55%	0.71%	1.57%
(formerly known as BofA Merrill Lynch 1-Year U.S. Treasury Index)
MWUIX (Inception: July 31, 2004)	0.77%	1.00%	1.03%	0.95%	2.19%	1.63%
ICE BofAML 1-Year U.S. Treasury Note Index	0.81%	1.08%	0.74%	0.55%	0.71%	1.62%
(formerly known as BofA Merrill Lynch 1-Year U.S. Treasury Index)

 Metropolitan West Unconstrained Bond Fund

M-Class (MWCRX), I-Class (MWCIX)

The MetWest Unconstrained Bond Fund – I Class (“Fund”) gained 1.25% (net of fees) for the six-month period ending September 30, 2018, outpacing the Merrill Lynch U.S. LIBOR 3-Month Average Index by approximately 9 bps. Non-agency MBS backed by subprime, option ARM, and alt-A collateral boosted returns, as the sector continued to benefit from good supply/demand technicals and still solid housing fundamentals. The Fund’s allocation to ABS and CMBS further contributed to performance, particularly floating government guaranteed student loan ABS. Favorable issue selection among credit also benefited returns, with the largest gains coming from banking, midstream energy, cable, and healthcare. Finally, the Fund’s duration position of approximately 2.1 years detracted from returns as rates rose.

As rates are near what we believe to be fair value, the duration position has been extended modestly, while cautious sector positioning is informed by concerns about the aging credit cycle and weakening fundamentals. Looking forward, the bias is to expand the risk profile and add opportunistically in undervalued sectors should spreads widen. In the corporate sector, tight valuations and historically high leverage influence our preference for shorter duration, more defensive regulated sectors like U.S. financials with limited re-leveraging risk and reasonable yield premiums, and high quality, low beta industrials. Although positioning reflects caution, we continue to look for attractive relative value opportunities as we actively manage the strategy. A modest allocation to select high yield corporate and emerging market bonds is also maintained. Securitized products, which continue to provide protection from excesses in credit markets and offer opportunities for attractive risk-adjusted returns, represent a sizable position. CMBS exposure favors agency issues as well as seasoned non-agency bonds at the top of the capital structure, single asset single borrower deals, and select IO issues where there is attractive upside potential, while ABS issuers are focused on high quality non-traditional collateral such as

Semi-Annual Report September 2018 / 8

government guaranteed student loan receivables. Finally, non-agency MBS holdings emphasize securities with better relative quality and near term cash flows.

	Performance Through September 30, 2018
	6 Months (Cumulative)	1 Year (Annualized)	3 Year (Annualized)	5 Year (Annualized)	10 Year (Annualized)	Since Inception (Annualized)
MWCRX (Inception: October 1, 2011)	1.10%	1.33%	2.66%	2.57%	—	5.37%
ICE BofAML U.S. Dollar 3-Month Deposit Offered Rate Average Index (formerly known as BofA Merrill Lynch U.S. LIBOR 3-Month Average Index)	1.16%	1.95%	1.20%	0.82%	—	0.70%
MWCIX (Inception: October 1, 2011)	1.25%	1.64%	2.94%	2.89%	—	5.64%
ICE BofAML U.S. Dollar 3-Month Deposit Offered Rate Average Index (formerly known as BofA Merrill Lynch U.S. LIBOR 3-Month Average Index)	1.16%	1.95%	1.20%	0.82%	—	0.70%

 A Disciplined Value Philosophy

While it should never be surprising when volatility comes back to the markets, the early part of 2018 will be yet another example of when some aggressive risk-seeking investors were caught off-guard and experienced sizable losses. Though the numbers were few and the affected strategies esoteric – leveraged bets on volatility indexes – the behavior is merely an extension of what we see as investor complacency more generally. Our approach remains unchanged, steeped in fundamental analysis and abundantly aware of the asymmetric risks faced by bond investors. That recognition drives a full-cycle approach that values not only the return driver of income generation, but a principal protection focus that preserves capital. Most importantly, the discipline to vary the risk budgets in accordance with market conditions and valuations, we believe, has delivered and will continue to deliver to our investors.

Thank you again for your investment in the Metropolitan West Funds. We look forward to continuing to assist you in the fulfillment of your financial goals.

Sincerely,

David B. Lippman

President and Principal Executive Officer of the Trust

Metropolitan West Funds

Portfolio composition is subject to change. The current and future portfolio holdings of the Funds are subject to investment risk.

Bond Funds have similar interest rates, issues, and credit risks as those associated with the underlying bonds in their portfolio, all of which could reduce a Fund’s value. As interest rates rise, the value of a Bond Fund can decline and an investor can lose principal. Additional risks to the Funds include derivatives risk, foreign securities risk, asset-backed securities investment risk, and prepayment risk. The High Yield Bond Fund purchases more speculative bonds, which are subject to greater risks than higher rated bonds, including “leverage risk”. The Strategic Income Fund engages in sophisticated investment strategies, and is subject to short sales and leverage risks. The AlphaTrak 500 trades futures and derivative contracts. These Funds may not be suitable for all investors.

Derivatives risk refers to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset. Foreign securities risk refers to the risk that the value of a Fund’s investments in foreign securities may decline based on changes to currency values, or political and economic environments in the countries where the Fund invests. Asset-backed securities investment risk refers to the risk that the impairment of the value of the collateral underlying the security in which a Fund invests, such as the non-payment of loans, will result in a reduction in the value of the security. Prepayment risk refers to the possibility that falling interest rates may cause the underlying loans to pay off at a faster than expected rate. This tends to reduce returns since the funds prepaid will have to be reinvested at the then lower prevailing rates. Short sale risk refers to the limited ability of a Fund to sell a debt or equity security short (without owning it) and to borrow the same security from a broker or other institution to complete the sale. If the value of the short sale increases, a Fund would lose money because it will need to replace the borrowed security by purchasing it at a higher price. Leverage risk refers to the limited ability of a Fund to borrow from broker-dealers or other institutions to leverage a transaction, provided that the borrowing is fully-collateralized. The Fund’s assets may change in value while the borrowing is outstanding, which could create interest expenses that can exceed the income from the assets retained.

The views and forecasts expressed here are as of October 2018, are subject to change without notice and may not come to pass. Investment strategies may not achieve the desired results due to implementation lag, other timing factors, portfolio management decision making, economic or market conditions or other unanticipated factors.

This report must be preceded or accompanied by a prospectus.

9 / Semi-Annual Report September 2018

Metropolitan West Funds

Disclosure of Fund Expenses (Unaudited)

For the Six Months Ended September 30, 2018

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

This table illustrates your Fund’s costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses, after any applicable fee waivers, that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return for the past six-month period, the “Expense Ratio” column shows the period’s annualized expense ratio, and the “Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period.

You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund in the first line under the heading entitled “Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the Securities and Exchange Commission (SEC) requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expense shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. The Metropolitan West Funds do not charge any sales loads or exchange fees, but these may be present in other funds to which you compare this data. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 04/01/18	Ending Account Value 09/30/18	Expense Ratio[1]	Expenses Paid During Period[2]

ALPHATRAK 500 FUND
Actual Fund Return	$1,000.00	$1,109.00	0.90%	$4.76
Hypothetical 5% Return	$1,000.00	$1,020.56	0.90%	$4.56

[1]	Annualized, based on the Fund’s most recent fiscal half-year expenses.
[2]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183 days then divided by 365 (to reflect the one-half year period shown).

	Beginning Account Value 06/29/18*	Ending Account Value 09/30/18	Expense Ratio[1]	Expenses Paid During Period[2]

CORPORATE BOND FUND
Actual Fund Return
Class M	$1,000.00	$1,017.00	0.75%	$1.89
Class I	$1,000.00	$1,017.60	0.50%	$1.26
Hypothetical 5% Return
Class M	$1,000.00	$1,010.60	0.75%	$1.88
Class I	$1,000.00	$1,011.22	0.50%	$1.25

[1]	Annualized, based on the Fund’s expenses for the period between June 29, 2018 (the commencement date of the Fund) and September 30, 2018.
[2]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 91 days of expenses, then divided by 365 (to reflect the period shown between June 29, 2018 and September 30, 2018).

* Commencement date of the Fund.

Semi-Annual Report September 2018 / 10

	Beginning Account Value 04/01/18	Ending Account Value 09/30/18	Expense Ratio[1]	Expenses Paid During Period[2]

FLOATING RATE INCOME FUND

Actual Fund Return
Class M	$1,000.00	$1,019.60	0.90%	$4.56
Class I	$1,000.00	$1,021.60	0.70%	$3.55
Hypothetical 5% Return
Class M	$1,000.00	$1,020.56	0.90%	$4.56
Class I	$1,000.00	$1,021.56	0.70%	$3.55
HIGH YIELD BOND FUND

Actual Fund Return
Class M	$1,000.00	$1,019.00	0.85%	$4.30
Class I	$1,000.00	$1,020.20	0.60%	$3.04
Hypothetical 5% Return
Class M	$1,000.00	$1,020.81	0.85%	$4.31
Class I	$1,000.00	$1,022.06	0.60%	$3.04
INTERMEDIATE BOND FUND

Actual Fund Return
Class M	$1,000.00	$999.90	0.70%	$3.51
Class I	$1,000.00	$1,001.00	0.49%	$2.46
Hypothetical 5% Return
Class M	$1,000.00	$1,021.56	0.70%	$3.55
Class I	$1,000.00	$1,022.61	0.49%	$2.48

[1]	Annualized, based on the Fund’s most recent fiscal half-year expenses.
[2]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183 days then divided by 365 (to reflect the one-half year period shown).

	Beginning Account Value 06/29/18*	Ending Account Value 09/30/18	Expense Ratio[1]	Expenses Paid During Period[2]

INVESTMENT GRADE CREDIT FUND

Actual Fund Return
Class M	$1,000.00	$1,036.10	0.70%	$1.78
Class I	$1,000.00	$1,036.70	0.49%	$1.24
Hypothetical 5% Return
Class M	$1,000.00	$1,010.72	0.70%	$1.75
Class I	$1,000.00	$1,011.24	0.49%	$1.23

[1]	Annualized, based on the Fund’s expenses for the period between June 29, 2018 (the commencement date of the Fund) and September 30, 2018.
[2]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 91 days of expenses, then divided by 365 (to reflect the period shown between June 29, 2018 and September 30, 2018).

[3]	Annualized, based on the Fund’s most recent fiscal half-year expenses.

* Commencement date of the Fund.

11 / Semi-Annual Report September 2018

	Beginning Account Value 04/01/18	Ending Account Value 09/30/18	Expense Ratio[1]	Expenses Paid During Period[2]

LOW DURATION BOND FUND

Actual Fund Return
Class M	$1,000.00	$1,003.60	0.63%	$3.16
Class I	$1,000.00	$1,004.70	0.42%	$2.11
Administrative Class	$1,000.00	$1,002.90	0.72%	$3.62
Hypothetical 5% Return
Class M	$1,000.00	$1,021.91	0.63%	$3.19
Class I	$1,000.00	$1,022.96	0.42%	$2.13
Administrative Class	$1,000.00	$1,021.46	0.72%	$3.65
STRATEGIC INCOME FUND

Actual Fund Return
Class M	$1,000.00	$1,007.50	2.08%	$10.47
Class I	$1,000.00	$1,008.90	1.77%	$8.91
Hypothetical 5% Return
Class M	$1,000.00	$1,014.64	2.08%	$10.50
Class I	$1,000.00	$1,016.19	1.77%	$8.95
TOTAL RETURN BOND FUND

Actual Fund Return
Class M	$1,000.00	$999.30	0.68%	$3.41
Class I	$1,000.00	$999.50	0.46%	$2.31
Administrative Class	$1,000.00	$997.90	0.78%	$3.91
Plan Class	$1,000.00	$1,001.10	0.37%	$1.86
Hypothetical 5% Return
Class M	$1,000.00	$1,021.66	0.68%	$3.45
Class I	$1,000.00	$1,022.76	0.46%	$2.33
Administrative Class	$1,000.00	$1,021.16	0.78%	$3.95
Plan Class	$1,000.00	$1,023.21	0.37%	$1.88

[1]	Annualized, based on the Fund’s most recent fiscal half-year expenses.
[2]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183 days then divided by 365 (to reflect the one-half year period shown).

Semi-Annual Report September 2018 / 12

	Beginning Account Value 04/01/18	Ending Account Value 09/30/18	Expense Ratio[1]	Expenses Paid During Period[2]

ULTRA SHORT BOND FUND

Actual Fund Return
Class M	$1,000.00	$1,006.90	0.50%	$2.52
Class I	$1,000.00	$1,007.70	0.34%	$1.71
Hypothetical 5% Return
Class M	$1,000.00	$1,022.56	0.50%	$2.54
Class I	$1,000.00	$1,023.36	0.34%	$1.72
UNCONSTRAINED BOND FUND

Actual Fund Return
Class M	$1,000.00	$1,011.00	1.04%	$5.24
Class I	$1,000.00	$1,012.50	0.75%	$3.78
Hypothetical 5% Return
Class M	$1,000.00	$1,019.85	1.04%	$5.27
Class I	$1,000.00	$1,021.31	0.75%	$3.80

[1]	Annualized, based on the Fund’s most recent fiscal half-year expenses.
[2]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183 days then divided by 365 (to reflect the one-half year period shown).

13 / Semi-Annual Report September 2018

Metropolitan West Funds

Summary of Portfolio Holdings

September 30, 2018 (Unaudited)

These tables are provided to give you a quick reference to the composition of each Fund. The “Sector Diversification” table is a percentage of net assets. We hope that this information enhances your understanding of the different kinds of investments in the Funds.

ALPHATRAK 500 FUND
Sector Diversification
Corporate Bonds	39.70%
U.S. Treasury Bills	11.56%
U.S. Agency Commercial Mortgage-Backed	11.44%
Non-Agency Commercial Mortgage-Backed	8.39%
Asset-Backed Securities	7.94%
Non-Agency Mortgage-Backed	6.78%
U.S. Agency Mortgage-Backed	6.03%
U.S. Treasury Notes	3.96%
Mutual Funds	2.70%
Money Market Funds	1.20%
Bank Loans	0.13%
Other *	0.17%
Total	100.00%

CORPORATE BOND FUND
Sector Diversification
Corporate Bonds	78.32%
Non-Agency Mortgage-Backed	9.56%
U.S. Treasury Bills	6.38%
U.S. Agency Mortgage-Backed	3.43%
Municipal Bonds	0.80%
U.S. Treasury Securities	0.73%
Money Market Funds	0.69%
Other*	0.09%
Total	100.00%

FLOATING RATE INCOME FUND
Sector Diversification
Bank Loans	87.93%
U.S. Treasury Bills	6.70%
Corporate Bonds	4.73%
Foreign Government Obligations	2.68%
Money Market Funds	1.43%
Municipal Bonds	0.15%
Other *	(3.62)%
Total	100.00%

HIGH YIELD BOND FUND
Sector Diversification
Corporate Bonds	73.24%
Bank Loans	15.49%
U.S. Treasury Bills	7.07%
Money Market Funds	4.36%
Common Stock	0.94%
U.S. Agency Discount Notes	0.83%
Non-Agency Mortgage-Backed	0.05%
Warrants	0.02%
Other *	(2.00)%
Total	100.00%

INTERMEDIATE BOND FUND
Sector Diversification
Corporate Bonds	39.66%
U.S. Treasury Securities	30.08%
U.S. Agency Mortgage-Backed	8.50%
Asset-Backed Securities	7.79%
Money Market Funds	6.09%
Non-Agency Mortgage-Backed	5.32%
Non-Agency Commercial Mortgage-Backed	2.12%
Municipal Bonds	1.96%
U.S. Agency Discount Notes	1.52%
Foreign Government Obligations	1.20%
U.S. Treasury Bills	0.93%
Bank Loans	0.64%
U.S. Agency Commercial Mortgage-Backed	0.28%
Common Stock	0.01%
Other *	(6.10)%
Total	100.00%

Semi-Annual Report September 2018 / 14

INVESTMENT GRADE CREDIT FUND
Sector Diversification
Corporate Bonds	44.96%
U.S. Agency Mortgage-Backed	16.04%
Non-Agency Commercial Mortgage-Backed	16.04%
Asset-Backed Securities	7.75%
U.S. Agency Commercial Mortgage-Backed	7.46%
Non-Agency Mortgage-Backed	5.68%
Money Market Funds	4.39%
U.S. Treasury Bills	0.48%
Municipal Bonds	0.18%
U.S. Treasury Securities	0.09%
Other *	(3.07)%
Total	100.00%

LOW DURATION BOND FUND
Sector Diversification
Corporate Bonds	35.75%
U.S. Treasury Securities	22.88%
U.S. Agency Commercial Mortgage-Backed	10.00%
Non-Agency Mortgage-Backed	9.64%
U.S. Agency Mortgage-Backed	8.31%
Asset-Backed Securities	5.93%
Money Market Funds	3.32%
Foreign Government Obligations	2.77%
U.S. Treasury Bills	1.75%
Bank Loans	0.59%
Non-Agency Commercial Mortgage-Backed	0.55%
Common Stock	0.04%
Municipal Bonds	0.03%
Purchased Swaptions	0.00%
Written Swaptions	0.00%
Other *	(1.56)%
Total	100.00%

STRATEGIC INCOME FUND
Sector Diversification
Corporate Bonds	35.28%
Non-Agency Mortgage-Backed	28.12%
Asset-Backed Securities	12.89%
Non-Agency Commercial Mortgage-Backed	7.09%
U.S. Agency Commercial Mortgage-Backed	7.07%
U.S. Agency Mortgage-Backed	5.89%
U.S. Treasury Bills	1.84%
Money Market Funds	0.97%
Municipal Bonds	0.96%
Other *	(0.11)%
Total	100.00%

TOTAL RETURN BOND FUND
Sector Diversification
Corporate Bonds	33.50%
U.S. Agency Mortgage-Backed	29.85%
U.S. Treasury Securities	19.03%
Non-Agency Mortgage-Backed	6.92%
Asset-Backed Securities	5.60%
Money Market Funds	4.54%
U.S. Agency Commercial Mortgage-Backed	2.07%
Non-Agency Commercial Mortgage-Backed	1.68%
Foreign Government Obligations	1.60%
U.S. Treasury Bills	1.40%
Bank Loans	0.86%
U.S. Agency Discount Notes	0.83%
Municipal Bonds	0.68%
Common Stock	0.02%
Purchased Options	0.01%
Written Options	0.00%
Other *	(8.59)%
Total	100.00%

15 / Semi-Annual Report September 2018

ULTRA SHORT BOND FUND
Sector Diversification
Corporate Bonds	25.40%
U.S. Agency Mortgage-Backed	23.77%
U.S. Treasury Securities	23.46%
U.S. Agency Commercial Mortgage-Backed	10.04%
U.S. Treasury Bills	9.20%
Money Market Funds	4.26%
Non-Agency Mortgage-Backed	2.59%
Asset-Backed Securities	2.32%
U.S. Agency Discount Notes	1.03%
Non-Agency Commercial Mortgage-Backed	0.51%
Other *	(2.58)%
Total	100.00%

UNCONSTRAINED BOND FUND
Sector Diversification
Corporate Bonds	34.93%
Non-Agency Mortgage-Backed	25.21%
Asset-Backed Securities	14.40%
Non-Agency Commercial Mortgage-Backed	7.45%
U.S. Agency Commercial Mortgage-Backed	6.95%
U.S. Agency Mortgage-Backed	5.37%
U.S. Agency Discount Notes	1.76%
Foreign Government Obligations	1.64%
Money Market Funds	0.98%
Bank Loans	0.75%
Municipal Bonds	0.63%
U.S. Treasury Bills	0.07%
Common Stock	0.03%
Other *	(0.17)%
Total	100.00%

* Includes cash and equivalents, futures, foreign currency exchange contracts, swaps, pending trades, fund share transactions, interest and dividends receivable and accrued expenses payable.

In addition to its annual and semi-annual reports, the Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ most recent Form N-Q was filed for the quarter ended June 30, 2018. The Funds’ Form N-Q is available on the SEC’s website at www.sec.gov.

Semi-Annual Report September 2018 / 16

AlphaTrak 500 Fund

Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BONDS – 84.37%
ASSET-BACKED SECURITIES — 7.94%**
Access Group, Inc., Series 2015-1, Class A
(LIBOR USD 1-Month plus 0.70%)
2.92%	07/25/56	[1,2]	$20,790	$20,759
BA Credit Card Trust, Series 2014-A1, Class A
(LIBOR USD 1-Month plus 0.38%)
2.54%	06/15/21	[1]	140,000	140,145
Bayview Commercial Asset Trust, Series 2004-3, Class A1
(LIBOR USD 1-Month plus 0.56%)
2.77%	01/25/35	[1,2]	16,810	16,630
BlueMountain CLO Ltd., Series 2013-2A, Class A1R (Cayman Islands)
(LIBOR USD 3-Month plus 1.18%)
3.53%	10/22/30	[1,2,3]	50,000	50,084
Brazos Higher Education Authority, Inc.,
Series 2010-1, Class A2
(LIBOR USD 3-Month plus 1.20%)
3.51%	02/25/35	[1]	15,000	15,415
Brazos Higher Education Authority, Inc.,
Series 2011-2, Class A3
(LIBOR USD 3-Month plus 1.00%)
3.34%	10/27/36	[1]	15,000	15,257
Chase Issuance Trust, Series 2015-A4, Class A4
0.00%
1.84%	04/15/22		140,000	137,582
Citibank Credit Card Issuance Trust, Series
2014-A6, Class A6
0.00%
2.15%	07/15/21		140,000	139,333
Dryden XXVI Senior Loan Fund, Series 2013-26A, Class AR (Cayman Islands)
(LIBOR USD 3-Month plus 0.90%)
3.25%	04/15/29	[1,2,3]	50,000	49,859
Educational Funding of the South, Inc.,
Series 2011-1, Class A2
(LIBOR USD 3-Month plus 0.65%)
2.99%	04/25/35	[1]	4,416	4,424
Educational Funding of the South, Inc.,
Series 2012-1, Class A
(LIBOR USD 1-Month plus 1.05%)
3.27%	03/25/36	[1]	43,767	44,173
Magnetite IX Ltd., Series 2014-9A, Class A1R (Cayman Islands)
(LIBOR USD 3-Month plus 1.00%)
3.34%	07/25/26	[1,2,3]	40,000	40,010
Navient Student Loan Trust, Series 2017-4A, Class A2
(LIBOR USD 1-Month plus 0.50%)

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
2.72%	09/27/66	[1,2]	$100,000	$100,492
Nelnet Student Loan Trust, Series 2014-3A, Class A
(LIBOR USD 1-Month plus 0.58%)
2.80%	06/25/41	[1,2]	21,784	21,792
North Carolina State Education Authority,
Series 2011-1, Class A3
(LIBOR USD 3-Month plus 0.90%)
3.24%	10/25/41	[1]	14,009	14,143
Northstar Education Finance, Inc.,
Series 2007-1, Class A2
(1.00 X LIBOR USD 3-Month plus 0.75%)
3.09%	01/29/46	[1]	10,000	9,869
Scholar Funding Trust, Series 2011-A, Class A
(LIBOR USD 3-Month plus 0.90%)
3.24%	10/28/43	[1,2]	4,402	4,415
SLM Student Loan Trust, Series 2003-10A, Class A3
(LIBOR USD 3-Month plus 0.47%)
2.80%	12/15/27	[1,2]	87,014	87,395
SLM Student Loan Trust, Series 2003-11, Class A6
(LIBOR USD 3-Month plus 0.55%)
2.88%	12/15/25	[1,2]	80,056	80,473
SLM Student Loan Trust, Series 2004-1, Class A4
(LIBOR USD 3-Month plus 0.26%)
2.60%	10/27/25	[1]	100,000	100,071
SLM Student Loan Trust, Series 2005-8, Class A4
(LIBOR USD 3-Month plus 0.55%)
2.89%	01/25/28	[1]	70,918	71,202
SLM Student Loan Trust, Series 2007-6, Class A4
(LIBOR USD 3-Month plus 0.38%)
2.72%	10/25/24	[1]	62,657	62,815
SLM Student Loan Trust, Series 2008-9, Class A
(LIBOR USD 3-Month plus 1.50%)
3.84%	04/25/23	[1]	107,518	109,878
SLM Student Loan Trust, Series 2011-1, Class A1
(LIBOR USD 1-Month plus 0.52%)
2.74%	03/25/26	[1]	60,182	60,336
SLM Student Loan Trust, Series 2011-2, Class A1
(LIBOR USD 1-Month plus 0.60%)
2.82%	11/25/27	[1]	10,836	10,886
SLM Student Loan Trust, Series 2013-4, Class A
(LIBOR USD 1-Month plus 0.55%)
2.77%	06/25/43	[1]	8,740	8,795

See accompanying notes to Schedule of Portfolio Investments.

17 / Semi-Annual Report September 2018

AlphaTrak 500 Fund

Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Voya CLO Ltd., Series 2014-3A, Class A1R (Cayman Islands)
(LIBOR USD 3-Month plus 0.72%)
3.06%	07/25/26	[1,2,3]	$50,000	$50,014

Total Asset-Backed Securities
(Cost $1,460,715)				1,466,247

BANK LOANS — 0.13%*
Industrials — 0.04%
Tyco International Holdings SARL, Term Loan
(LIBOR plus 1.25%)
3.62%	03/02/20	[1,4,5]	6,825	6,819

Information Technology — 0.09%
Dell International LLC, Term Loan A3, 1st Lien
(LIBOR plus 1.50%)
3.75%	12/31/18	[1]	17,024	17,054

Total Bank Loans
(Cost $23,857)				23,873

CORPORATES — 39.70%*
Automotive — 0.27%
General Motors Co.
3.50%	10/02/18		50,000	50,000

Banking — 9.56%
Bank of America Corp.
2.74%	01/23/22	[6]	100,000	98,376
3.00%	12/20/23	[6]	91,000	88,361
Bank of America Corp. (GMTN)
2.37%	07/21/21	[6]	200,000	196,517
Bank of New York Mellon Corp., (The) Series G
2.20%	05/15/19		100,000	99,761
JPMorgan Chase & Co.
(LIBOR USD 3-Month plus 0.68%)
3.00%	06/01/21	[1]	75,000	75,464
JPMorgan Chase Bank N.A. (BKNT)
(LIBOR USD 3-Month plus 0.29%)
2.63%	02/01/21	[1]	250,000	250,219
Macquarie Bank Ltd. (Australia)
2.60%	06/24/19	[2,3]	50,000	49,881
PNC Bank N.A. (BKNT)
1.95%	03/04/19		250,000	249,382
Santander UK PLC (United Kingdom)
2.50%	03/14/19	[3]	60,000	59,972
US Bank N.A. (BKNT)
3.05%	07/24/20		250,000	249,778
Wells Fargo & Co., Series N (MTN)
2.15%	01/30/20		100,000	98,836

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Banking (continued)
Wells Fargo Bank N.A. (BKNT)
2.40%	01/15/20		$250,000	$248,085

				1,764,632

Communications — 0.41%
CCO Holdings LLC/CCO Holdings Capital Corp.
5.00%	02/01/28	[2]	10,000	9,437
Clear Channel International BV (Netherlands)
8.75%	12/15/20	[2,3]	3,000	3,105
Discovery Communications LLC
2.75%	11/15/19	[2]	35,000	34,836
Intelsat Jackson Holdings SA (Luxembourg)
5.50%	08/01/23	[3]	10,000	9,237
9.75%	07/15/25	[2,3]	2,000	2,123
Sprint Communications, Inc.
7.00%	03/01/20	[2]	16,000	16,640

				75,378

Consumer Discretionary — 1.43%
Altria Group, Inc.
9.70%	11/10/18		70,000	70,515
Anheuser-Busch InBev Worldwide, Inc.
6.88%	11/15/19		75,000	78,086
Central Garden & Pet Co.
5.13%	02/01/28		6,000	5,730
Constellation Brands, Inc.
2.00%	11/07/19		50,000	49,442
KFC Holding Co./Pizza Hut Holdings LLC/ Taco Bell of America LLC
5.25%	06/01/26	[2]	6,000	5,993
Molson Coors Brewing Co.
1.45%	07/15/19		55,000	54,372

				264,138

Consumer Products — 0.22%
Newell Brands, Inc.
2.60%	03/29/19		40,000	39,906

Electric — 3.43%
DTE Energy Co.
2.40%	12/01/19		50,000	49,467
Jersey Central Power & Light Co.
7.35%	02/01/19		100,000	101,554
NextEra Energy Capital Holdings, Inc.
(LIBOR USD 3-Month plus 0.48%)
2.82%	05/04/21	[1]	55,000	55,173
(LIBOR USD 3-Month plus 0.55%)
2.86%	08/28/21	[1]	40,000	40,006

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2018 / 18

AlphaTrak 500 Fund

Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Electric (continued)
NextEra Energy Operating Partners LP
4.50%	09/15/27	[2]	$4,000	$3,850
PNM Resources, Inc.
3.25%	03/09/21		100,000	99,033
Progress Energy, Inc.
7.05%	03/15/19		70,000	71,351
Southwestern Electric Power Co.
6.45%	01/15/19		50,000	50,406
Union Electric Co.
6.70%	02/01/19		111,000	112,351
Wisconsin Public Service Corp.
1.65%	12/04/18		50,000	49,935

				633,126

Energy — 0.98%
Energy Transfer Equity LP
5.50%	06/01/27		10,000	10,403
ONE Gas, Inc.
2.07%	02/01/19		60,000	59,788
Phillips 66
(LIBOR USD 3-Month plus 0.65%)
2.99%	04/15/19	[1,2]	80,000	80,032
Rockies Express Pipeline LLC
5.63%	04/15/20	[2]	20,000	20,650
Transocean Guardian Ltd. (Cayman Islands)
5.88%	01/15/24	[2,3]	3,000	3,037
Transocean Pontus Ltd. (Cayman Islands)
6.13%	08/01/25	[2,3]	4,000	4,075
Transocean Proteus Ltd. (Cayman Islands)
6.25%	12/01/24	[2,3]	3,400	3,472

				181,457

Finance — 6.13%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)
3.75%	05/15/19	[3]	100,000	100,409
Air Lease Corp.
3.50%	01/15/22		65,000	64,578
Citibank N.A. (BKNT)
3.40%	07/23/21		100,000	100,022
Citigroup, Inc.
2.05%	12/07/18		50,000	49,962
2.40%	02/18/20		40,000	39,615
8.50%	05/22/19		50,000	51,760
Daimler Finance North America LLC
1.75%	10/30/19	[2]	50,000	49,282
Ford Motor Credit Co. LLC
2.46%	03/27/20		50,000	49,178
3.20%	01/15/21		60,000	59,084

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance (continued)
(LIBOR USD 3-Month plus 0.79%)
3.12%	06/12/20	[1]	$15,000	$15,001
General Motors Financial Co., Inc.
2.35%	10/04/19		50,000	49,689
Goldman Sachs Group, Inc. (The)
2.55%	10/23/19		175,000	174,301
Goldman Sachs Group, Inc. (The) (MTN)
(LIBOR USD 3-Month plus 1.10%)
3.41%	11/15/18	[1]	25,000	25,031
Morgan Stanley (GMTN)
5.50%	07/24/20		100,000	103,798
(LIBOR USD 3-Month plus 0.55%)
2.89%	02/10/21	[1]	50,000	50,170
Morgan Stanley, Series 3NC2
(LIBOR USD 3-Month plus 0.80%)
3.12%	02/14/20	[1]	150,000	150,362

				1,132,242

Food — 1.81%
Campbell Soup Co.
(LIBOR USD 3-Month plus 0.50%)
2.83%	03/16/20	[1]	50,000	49,951
Conagra Brands, Inc.
(LIBOR USD 3-Month plus 0.50%)
2.91%	10/09/20	[1]	60,000	59,883
Danone SA (France)
1.69%	10/30/19	[2,3]	50,000	49,277
Kraft Heinz Foods Co.
(LIBOR USD 3-Month plus 0.42%)
2.76%	08/09/19	[1]	75,000	75,107
Mondelez International Holdings Netherlands BV (Netherlands)
1.63%	10/28/19	[2,3]	50,000	49,286
Tyson Foods, Inc.
(LIBOR USD 3-Month plus 0.45%)
2.76%	08/21/20	[1]	50,000	49,961

				333,465

Gaming — 0.41%
GLP Capital LP/GLP Financing II, Inc.
4.38%	04/15/21		45,000	45,450
4.88%	11/01/20		30,000	30,642

				76,092

Health Care — 4.86%
Anthem, Inc.
2.25%	08/15/19		75,000	74,608
Bausch Health Cos., Inc.
9.25%	04/01/26	[2]	8,000	8,670

See accompanying notes to Schedule of Portfolio Investments.

19 / Semi-Annual Report September 2018

AlphaTrak 500 Fund

Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Health Care (continued)
Bausch Health Cos., Inc. (Canada)
5.88%	05/15/23	[2,3]	$5,000	$4,881
Bayer U.S. Finance II LLC
2.13%	07/15/19	[2]	35,000	34,743
Bayer U.S. Finance LLC
2.38%	10/08/19	[2]	35,000	34,631
Becton Dickinson and Co.
2.68%	12/15/19		50,000	49,656
Boston Scientific Corp.
6.00%	01/15/20		45,000	46,585
Centene Corp.
4.75%	05/15/22		11,000	11,179
CHS/Community Health Systems, Inc.
8.63%	01/15/24	[2]	3,000	3,127
CVS Health Corp.
2.25%	12/05/18		125,000	124,877
Fresenius Medical Care U.S. Finance II, Inc.
5.63%	07/31/19	[2]	75,000	76,498
Halfmoon Parent, Inc.
(LIBOR USD 3-Month plus 0.65%)
2.98%	09/17/21	[1,2]	100,000	100,161
HCA, Inc.
5.00%	03/15/24		12,000	12,330
Hologic, Inc.
4.63%	02/01/28	[2]	2,000	1,883
Humana, Inc.
2.63%	10/01/19		50,000	49,811
Roche Holdings, Inc.
2.25%	09/30/19	[2]	75,000	74,592
Shire Acquisitions Investments Ireland DAC
(Ireland)
1.90%	09/23/19	[3]	100,000	98,954
Tenet Healthcare Corp.
4.63%	07/15/24		10,000	9,750
Universal Health Services, Inc.
3.75%	08/01/19	[2]	40,000	40,025
Zimmer Biomet Holdings, Inc.
(LIBOR USD 3-Month plus 0.75%)
3.09%	03/19/21	[1]	40,000	40,040

				897,001

Industrials — 2.24%
BAE Systems Holdings, Inc.
6.38%	06/01/19	[2]	90,000	91,924
Bemis Co., Inc.
6.80%	08/01/19		50,000	51,516
Berry Global, Inc.
5.13%	07/15/23		6,000	6,067

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Industrials (continued)
Clean Harbors, Inc.
5.13%	06/01/21		$6,000	$6,030
General Electric Co. (MTN)
(LIBOR USD 3-Month plus 0.38%)
2.72%	05/05/26	[1]	30,000	28,637
(LIBOR USD 3-Month plus 0.48%)
2.79%	08/15/36	[1]	75,000	62,518
Itron, Inc.
5.00%	01/15/26	[2]	6,000	5,775
United Technologies Corp.
(LIBOR USD 3-Month plus 0.65%)
2.97%	08/16/21	[1]	75,000	75,209
WestRock RKT Co.
4.45%	03/01/19		85,000	85,542

				413,218

Information Technology — 0.67%
Analog Devices, Inc.
2.85%	03/12/20		40,000	39,763
Broadcom Corp./Broadcom Cayman Finance Ltd.
2.38%	01/15/20		55,000	54,371
Dell International LLC/EMC Corp.
3.48%	06/01/19	[2]	25,000	25,067
Zayo Group LLC/Zayo Capital, Inc.
5.75%	01/15/27	[2]	4,000	4,010

				123,211

Insurance — 0.43%
Allstate Corp. (The)
(LIBOR USD 3-Month plus 0.43%)
2.82%	03/29/21	[1]	30,000	30,047
Pricoa Global Funding I
1.45%	09/13/19	[2]	50,000	49,138

				79,185

Materials — 0.55%
Dow Chemical Co. (The)
8.55%	05/15/19		50,000	51,714
Georgia-Pacific LLC
2.54%	11/15/19	[2]	50,000	49,667

				101,381

Real Estate Investment Trust (REIT) — 5.18%
Alexandria Real Estate Equities, Inc.
2.75%	01/15/20		65,000	64,429
American Campus Communities Operating Partnership LP
3.35%	10/01/20		90,000	89,574

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2018 / 20

AlphaTrak 500 Fund

Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Real Estate Investment Trust (REIT) (continued)
American Tower Corp.
3.40%	02/15/19		$75,000	$75,152
Boston Properties LP
5.63%	11/15/20		15,000	15,605
5.88%	10/15/19		75,000	76,777
HCP, Inc.
2.63%	02/01/20		100,000	99,141
3.75%	02/01/19		50,000	50,103
Healthcare Trust of America Holdings LP
3.38%	07/15/21		50,000	49,641
MGM Growth Properties Operating Partnership LP/MGP Finance Co.-Issuer, Inc.
4.50%	01/15/28		6,000	5,521
SBA Communications Corp.
4.00%	10/01/22		10,000	9,813
SL Green Operating Partnership LP
(LIBOR USD 3-Month plus 0.98%)
3.35%	08/16/21	[1]	100,000	100,133
Ventas Realty LP/Ventas Capital Corp.
2.70%	04/01/20		50,000	49,581
VEREIT Operating Partnership LP
3.00%	02/06/19		55,000	54,981
WEA Finance LLC/Westfield UK & Europe Finance PLC
2.70%	09/17/19	[2]	115,000	114,693
Welltower, Inc.
4.13%	04/01/19		75,000	75,243
6.13%	04/15/20		25,000	25,990

				956,377

Retail — 0.81%
Alimentation Couche-Tard, Inc. (Canada)
2.35%	12/13/19	[2,3]	50,000	49,531
Dollar Tree, Inc.
(LIBOR USD 3-Month plus 0.70%)
3.04%	04/17/20	[1]	55,000	55,088
Walgreens Boots Alliance, Inc.
2.70%	11/18/19		45,000	44,833

				149,452

Transportation — 0.31%
Continental Airlines Pass-Through Trust,
Series 2000-2, Class A1
7.71%	04/02/21		23,806	25,070

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Transportation (continued)
U.S. Airways Pass-Through Trust,
Series 2001-1, Class G
7.08%	03/20/21		$31,546	$33,198

				58,268

Total Corporates
(Cost $7,341,574)				7,328,529

MORTGAGE-BACKED — 32.64%**
Non-Agency Commercial Mortgage-Backed — 8.39%
Commercial Mortgage Pass Through Certificates, Series 2016-CR28, Class A1
1.77%	02/10/49		108,891	107,579
Commercial Mortgage Trust, Series 2006-GG7, Class AM
5.93%	07/10/38	[6]	13,825	13,975
Commercial Mortgage Trust, Series 2012-CR4, Class XA (IO)
1.94%	10/15/45	[4,6]	376,422	22,365
Commercial Mortgage Trust, Series 2013-CR11, Class A1 (IO)
1.47%	08/10/50		59,676	59,544
Commercial Mortgage Trust, Series 2013-CR7, Class XA
1.34%	03/10/46	[6]	620,217	25,568
DBUBS Mortgage Trust, Series 2011-LC1A, Class A2
4.53%	11/10/46	[2]	9,860	9,913
GRACE Mortgage Trust, Series 2014-GRCE, Class A
3.37%	06/10/28	[2]	40,000	40,038
GS Mortgage Securities Trust, Series 2010-C1, Class X (IO)
1.50%	08/10/43	[2,6]	548,335	10,530
GS Mortgage Securities Trust, Series 2010-C2, Class A1
3.85%	12/10/43	[2]	13,629	13,742
GS Mortgage Securities Trust, Series 2013-GC12, Class XA (IO)
1.58%	06/10/46	[6]	986,410	49,109
Irvine Core Office Trust, Series 2013-IRV, Class A1
2.07%	05/15/48	[2]	5,029	4,886
JPMBB Commercial Mortgage Securities Trust, Series 2013-C14, Class A2
3.02%	08/15/46		20,043	20,046
JPMBB Commercial Mortgage Securities Trust, Series 2014-C19, Class XB (IO)
0.42%	04/15/47	[4,5,6]	1,000,000	17,431
JPMBB Commercial Mortgage Securities Trust, Series 2015-C30, Class A2
3.09%	07/15/48		120,000	119,835

See accompanying notes to Schedule of Portfolio Investments.

21 / Semi-Annual Report September 2018

AlphaTrak 500 Fund

Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Commercial Mortgage-Backed (continued)
JPMorgan Chase Commercial Mortgage Securities Trust Series 2005-CIBC11, Class C
5.74%	08/12/37	[6]	$100,000	$100,219
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2011-C4, Class ASB
3.73%	07/15/46	[2]	31,612	31,820
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C13, Class ASB
3.41%	01/15/46		46,891	47,103
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2015-JP1, Class A2
3.14%	01/15/49		100,000	99,765
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2015-JP1, Class XA (IO)
1.28%	01/15/49	[4,5,6]	979,216	44,855
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2012-CIBX, Class A3
3.14%	06/15/45		78,979	78,962
LB-UBS Commercial Mortgage Trust, Series 2006-C6, Class XCL (IO)
0.77%	09/15/39	[2,4,6]	567,428	8,587
Morgan Stanley Capital I Trust, Series 2011-C1, Class A4
5.03%	09/15/47	[2,6]	98,298	101,191
Morgan Stanley Capital I Trust, Series 2011-C3, Class A3
4.05%	07/15/49		108,275	108,979
OBP Depositor LLC Trust, Series 2010-OBP, Class A
4.65%	07/15/45	[2]	131,000	133,600
UBS Commercial Mortgage Trust, Series 2018-C12, Class A1
3.29%	08/15/51		89,007	89,037
UBS-Barclays Commercial Mortgage Trust,
Series 2012-C3, Class XB (IO)
0.32%	08/10/49	[2,4,5,6]	3,000,000	26,985
Wells Fargo Commercial Mortgage Trust, Series 2015-P2, Class XA (IO)
1.15%	12/15/48	[4,5,6]	984,642	49,196
Wells Fargo Commercial Mortgage Trust, Series 2015-SG1, Class XA (IO)
0.91%	09/15/48	[4,5,6]	1,374,361	53,292
WF-RBS Commercial Mortgage Trust, Series 2011-C2, Class XA (IO)
0.97%	02/15/44	[2,6]	1,775,441	28,117

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Commercial Mortgage-Backed (continued)
WF-RBS Commercial Mortgage Trust,
Series 2011-C3, Class A3
4.00%	03/15/44	[2]	$32,855	$33,093

				1,549,362

Non-Agency Mortgage-Backed — 6.78%
Ameriquest Mortgage Securities, Inc.,
Asset-Backed Pass-Through Certificates, Series 2005-R3, Class M2
(LIBOR USD 1-Month plus 0.71%)
2.92%	05/25/35	[1]	23,450	23,468
Asset-Backed Funding Certificates, Series 2006-OPT1, Class A2
(LIBOR USD 1-Month plus 0.14%)
2.36%	09/25/36	[1]	35,836	35,508
Banc of America Funding Trust, Series 2006-G, Class 2A4
(LIBOR USD 1-Month plus 0.29%)
2.46%	07/20/36	[1]	76,803	76,867
BCAP LLC Trust, Series 2012-RR11, Class 2A3
2.18%	08/26/36	[2,6]	25,486	25,536
BCAP LLC Trust, Series 2014-RR1, Class 3A3
(LIBOR USD 1-Month plus 0.16%)
2.22%	03/26/37	[1,2]	55,399	55,139
Bear Stearns ALT-A Trust, Series 2004-11, Class 1A1
(LIBOR USD 1-Month plus 0.68%)
2.90%	11/25/34	[1]	4,880	4,879
Centex Home Equity Loan Trust, Series 2002-C, Class AF4
(STEP-reset date 11/25/18)
4.98%	06/25/31		883	882
Citigroup Mortgage Loan Trust, Series 2006-HE1, Class M2
(LIBOR USD 1-Month plus 0.51%)
2.73%	01/25/36	[1]	13,863	13,903
Countrywide Alternative Loan Trust, Series 2005-27, Class 3A2
(Federal Reserve US 12-Month Cumulative
Average plus 1.10%)
2.94%	08/25/35	[1]	22,436	15,748
Countrywide Asset-Backed Certificates, Series 2007-13, Class 2A1
(LIBOR USD 1-Month plus 0.90%)
3.12%	10/25/47	[1]	113,124	112,336
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-9, Class 1A1
(LIBOR USD 1-Month plus 0.60%)
2.82%	05/25/35	[1]	80,299	75,717

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2018 / 22

AlphaTrak 500 Fund

Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Credit Suisse First Boston Mortgage
Securities Corp., Series 1997-2, Class A
7.50%	06/25/20	[2]	$88	$89
Credit-Based Asset Servicing and Securitization LLC, Series 2003-CB1, Class AF (STEP-reset date 11/25/18)
3.95%	01/25/33		13,314	13,421
Credit-Based Asset Servicing and Securitization LLC, Series 2003-CB5, Class M1
(LIBOR USD 1-Month plus 1.02%)
3.24%	11/25/33	[1]	16,717	16,384
DSLA Mortgage Loan Trust, Series 2004-AR3, Class 2A2A
(LIBOR USD 1-Month plus 0.74%)
2.91%	07/19/44	[1]	5,010	5,050
First Franklin Mortgage Loan Trust, Series 2006-FF4, Class A3
(LIBOR USD 1-Month plus 0.28%)
2.62%	03/25/36	[1]	120,000	118,346
GMACM Mortgage Corp. Loan Trust,
Series 2006-AR1, Class 1A1
3.80%	04/19/36	[6]	90,537	84,908
HarborView Mortgage Loan Trust, Series 2005-4, Class 2A
4.65%	07/19/35	[6]	4,664	4,522
HarborView Mortgage Loan Trust, Series 2005-9, Class 2A1A
(LIBOR USD 1-Month plus 0.34%)
2.51%	06/20/35	[1]	23,738	23,589
HSI Asset Securitization Corp. Trust, 2006-OPT1, Class 2A4
(LIBOR USD 1-Month plus 0.30%)
2.52%	12/25/35	[1]	83,231	83,005
IndyMac Index Mortgage Loan Trust, Series 2004-AR5, Class 2A1A
(LIBOR USD 1-Month plus 0.86%)
3.08%	08/25/34	[1]	8,822	8,180
JPMorgan Mortgage Acquisition Trust, Series 2007-CH5, Class A4
(LIBOR USD 1-Month plus 0.16%)
2.38%	06/25/36	[1]	39,756	39,623
Long Beach Mortgage Loan Trust, Series 2004-4, Class 1A1
(LIBOR USD 1-Month plus 0.56%)
2.78%	10/25/34	[1]	100,360	100,676
Residential Asset Mortgage Products Trust, Series 2004-SL1, Class A2
8.50%	11/25/31		4,097	706
Residential Asset Mortgage Products Trust, Series 2005-RZ3, Class M3

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
(LIBOR USD 1-Month plus 0.55%)
2.77%	09/25/35	[1]	$100,000	$99,697
Soundview Home Loan Trust, Series 2006-2, Class M1
(LIBOR USD 1-Month plus 0.33%)
2.55%	03/25/36	[1]	65,063	65,362
Terwin NIMs Trust, Series 2004-13AL, Class 2PX (IO)
0.34%	08/25/34	[2,4,5]	3,093,523	36,814
WaMu Mortgage Pass-Through Certificates, Series 2002-AR6, Class A
(Federal Reserve US 12-Month Cumulative Average plus 1.40%)
3.24%	06/25/42	[1]	3,735	3,649
Wells Fargo Alternative Loan Trust, Series 2005-2, Class M1
(LIBOR USD 1-Month plus 0.45%)
2.67%	10/25/35	[1]	75,808	75,730
Wells Fargo Mortgage-Backed Securities Trust, Series 2003-I, Class A1
4.46%	09/25/33	[6]	24,971	25,109
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-I, Class 1A1
4.12%	07/25/34	[6]	6,527	6,599

				1,251,442

U.S. Agency Commercial
Mortgage-Backed — 11.44%
Fannie Mae-Aces, Series 2012-M2, Class X (IO)
0.78%	02/25/22	[6]	105,956	1,900
Fannie Mae-Aces, Series 2012-M3, Class 1A1
2.10%	01/25/22		65,179	64,955
Fannie Mae-Aces, Series 2014-M2, Class ASV2
2.78%	06/25/21	[6]	15,626	15,484
Fannie Mae-Aces, Series 2015-M10, Class FA
(LIBOR USD 1-Month plus 0.25%)
2.32%	03/25/19	[1]	98,766	98,627
Fannie Mae-Aces, Series 2016-M9, Class FA
(LIBOR USD 1-Month plus 0.59%)
2.66%	09/25/23	[1]	24,092	24,161
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KF34, Class A
(LIBOR USD 1-Month plus 0.36%)
2.47%	08/25/24	[1]	41,644	41,665

See accompanying notes to Schedule of Portfolio Investments.

23 / Semi-Annual Report September 2018

AlphaTrak 500 Fund

Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Commercial Mortgage-Backed (continued)
Freddie Mac Multifamily Structured Pass-Through Certificates, Series J15F, Class A1
2.36%	07/25/20		$46,162	$45,972
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K003, Class A4
5.05%	01/25/19		86,838	86,895
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K003, Class A5
5.09%	03/25/19		275,000	276,370
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K004, Class A2
4.19%	08/25/19		180,000	181,553
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K005, Class A2
4.32%	11/25/19		145,000	146,484
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K017, Class A1
1.89%	12/25/20		5,254	5,243
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K706, Class A2
2.32%	10/25/18		22,714	22,676
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K717, Class A1
2.34%	02/25/21		145,392	144,927
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KAIV, Class X2 (IO)
3.61%	06/25/41	[6]	250,000	21,986
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KC01, Class A1
1.98%	10/25/22		89,636	87,826
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KF04, Class A
(LIBOR USD 1-Month plus 0.31%)
2.42%	06/25/21	[1]	20,994	21,006
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KF05, Class A
(LIBOR USD 1-Month plus 0.35%)
2.46%	09/25/21	[1]	4,723	4,727
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KF08, Class A

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Commercial Mortgage-Backed (continued)
(LIBOR USD 1-Month plus 0.30%)
2.41%	01/25/22	[1]	$42,389	$42,559
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KF09, Class A
(LIBOR USD 1-Month plus 0.38%)
2.49%	05/25/22	[1]	36,412	36,463
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KF10, Class A
(LIBOR USD 1-Month plus 0.38%)
2.49%	07/25/22	[1]	44,939	45,066
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KF29, Class A
(LIBOR USD 1-Month plus 0.36%)
2.47%	02/25/24	[1]	112,347	112,666
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KF35, Class A
(LIBOR USD 1-Month plus 0.35%)
2.46%	08/25/24	[1]	97,129	97,360
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KJ02, Class A2
2.60%	09/25/20		48,393	48,060
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KJ10, Class A1
2.12%	12/25/22		74,240	73,307
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KP03, Class A2
1.78%	07/25/19		101,182	100,589
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KP04, Class AG1
(LIBOR USD 1-Month plus 0.22%)
2.33%	07/25/20	[1]	100,000	100,135
Ginnie Mae, Series 2010-141, Class B
2.72%	02/16/44		104,997	102,752
Ginnie Mae, Series 2011-142, Class A
2.34%	10/16/40		2,502	2,485
Ginnie Mae, Series 2012-86, Class AF
3.89%	04/16/40		58,516	58,445

				2,112,344

U.S. Agency Mortgage-Backed — 6.03%
Fannie Mae Pool 464321
4.36%	01/01/20		105,096	106,308
Fannie Mae Pool 469632
2.56%	12/01/18		184,202	183,890

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2018 / 24

AlphaTrak 500 Fund

Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool 471278
2.46%	05/01/19		$94,108	$93,937
Fannie Mae Pool 802665
(LIBOR USD 6-Month plus 1.74%)
4.24%	12/01/34	[1]	2,791	2,837
Fannie Mae Pool 995916
5.01%	06/01/19		176,925	178,393
Fannie Mae Pool AD0166
4.78%	08/01/19		101,230	102,203
Fannie Mae Pool AD0791
4.73%	02/01/20		43,564	44,049
Fannie Mae Pool AL0851
6.00%	10/01/40		4,570	4,993
Fannie Mae Pool AM6161
2.28%	08/01/19		142,134	141,579
Fannie Mae Pool AM7028
(LIBOR USD 1-Month plus 0.24%)
2.35%	10/01/19	[1]	195,000	194,873
Fannie Mae REMICS, Series 1997-91,
Class SL (IO)
LIBOR USD 1-Month
7.50%	11/25/23	[1]	34,788	4,200
Fannie Mae REMICS, Series 2003-11, Class FA
(LIBOR USD 1-Month plus 1.00%)
3.22%	09/25/32	[1]	8,865	9,040
Fannie Mae REMICS, Series 2008-47, Class PF
(LIBOR USD 1-Month plus 0.50%)
2.72%	06/25/38	[1]	679	679
Fannie Mae REMICS, Series 2010-109, Class PF
(LIBOR USD 1-Month plus 0.40%)
2.62%	10/25/40	[1]	7,880	7,934
Fannie Mae REMICS, Series G-36, Class ZB
7.00%	11/25/21		268	274
Freddie Mac REMICS, Series 2684, Class F
(LIBOR USD 1-Month plus 0.90%)
3.06%	01/15/33	[1]	8,726	8,892
Freddie Mac Strips, Series 263, Class F5
(LIBOR USD 1-Month plus 0.50%)
2.66%	06/15/42[1]		27,907	28,211

				1,112,292

Total Mortgage-Backed (Cost $6,069,823)				6,025,440

Issues	Maturity Date	Principal Amount	Value
U.S. TREASURY SECURITIES — 3.96%
U.S. Treasury Notes — 3.96%
U.S. Treasury Notes
2.63%	07/31/20	$180,000	$179,423
2.63%	07/15/21	555,000	551,217

			730,640

Total U.S. Treasury Securities (Cost $734,111)			$730,640

Total Bonds – 84.37% (Cost $15,630,080)			15,574,729

Issues		Shares	Value
MUTUAL FUNDS — 2.70%
Mutual Funds — 2.70%
SPDR S&P500 ETF Trust[7]		1,717	499,166

Total Mutual Funds (Cost $490,721)
Issues	Maturity Date	Principal Amount/ Shares	Value
SHORT-TERM INVESTMENTS — 12.76%
Money Market Funds — 1.20%
Morgan Stanley Institutional Liquidity Funds-Government Portfolio
2.04%[8]		221,000	221,000

U.S. Treasury Bills — 11.56%
U.S. Treasury Bills
2.05%[9,10]	12/13/18	$820,000	816,473
2.20%[10]	01/31/19	1,328,000	1,318,015

			2,134,488

Total Short-Term Investments (Cost $2,355,485)			2,355,488

Total Investments – 99.83% (Cost $18,476,286)			18,429,383

Cash and Other Assets, Less Liabilities – 0.17%			31,911

Net Assets – 100.00%			$18,461,294

[1]	Floating rate security. The rate disclosed was in effect at September 30, 2018.

[2]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[3]	U.S. dollar-denominated security issued by foreign-domiciled entity.

[4]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

See accompanying notes to Schedule of Portfolio Investments.

25 / Semi-Annual Report September 2018

AlphaTrak 500 Fund

Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

[5]	Illiquid security as determined under procedures approved by the Board of Trustees. The aggregate value of illiquid securities is $235,392, which is 1.28% of total net assets.

[6]

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

[7]

SPDR S & P 500 ETF Trust (the “S & P 500 ETF”) is a unit investment trust created under the laws of the State of New York and registered under the Investment Company Act of 1940. The S & P 500 ETF was created to provide investors with the opportunity to purchase a security representing a proportionate undivided interest in a portfolio of securities consisting of substantially all of the component common stocks, in substantially the same weighting, which comprise the Standard & Poor’s 500 Index (the “S & P 500 Index”). Each unit of fractional undivided interest in the S & P 500 ETF is referred to as a “Unit”. The S & P 500 ETF seeks to provide investment results that, before expenses, correspond generally to the price and yield performance of the S & P 500 Index. You can access the financial statements of this ETF by going to the fund's homepage at (https:// us.spdrs.com/en/etf/spdr-sp-500-etf-SPY).

[8]	Represents the current yield as of September 30, 2018.

[9]	Securities, or a portion thereof, pledged as collateral for futures. The total market value of collateral pledged is $816,449.

[10]	Represents annualized yield at date of purchase.

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.

**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(BKNT): Banker's Note, Inc.

(GMTN): Global medium-term note

(IO): Interest only

(LIBOR): London InterBank Offer Rate

(MTN): Medium-term note

(S&P): Standard and Poor's

(SPDR): Standard and Poor's Depositary Receipts

(STEP): Step coupon bond

(USD): U.S. dollar

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation
FUTURES CONTRACTS: LONG POSITIONS
S&P500 Emini Fut Dec18	122	12/21/18	$17,805,900	$233,101	$233,101

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2018 / 26

Corporate Bond Fund

Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BONDS – 92.84%
CORPORATES — 78.32%*
Banking — 6.99%
Bank of America Corp. (MTN)
3.97%	03/05/29	[1]	$20,000	$19,522
4.27%	07/23/29	[1]	15,000	14,976
Discover Bank
4.20%	08/08/23		10,000	10,047
JPMorgan Chase & Co.
4.01%	04/23/29	[1]	20,000	19,617
4.20%	07/23/29	[1]	15,000	14,973
Lloyds Banking Group PLC (United Kingdom)
2.91%	11/07/23	[1,2]	10,000	9,545
PNC Bank N.A. (BKNT)
2.00%	05/19/20		10,000	9,821
Santander UK Group Holdings PLC (United Kingdom)
3.13%	01/08/21	[2]	10,000	9,865
Wells Fargo & Co.
3.07%	01/24/23		5,000	4,883
Wells Fargo & Co. (MTN)
3.55%	09/29/25		10,000	9,757
3.58%	05/22/28	[1]	20,000	19,155

				142,161

Communications — 6.61%
21st Century Fox America, Inc.
6.20%	12/15/34		8,000	9,883
AT&T, Inc.
4.35%	06/15/45		35,000	30,253
Charter Communications Operating LLC/Charter Communications Operating Capital
5.38%	05/01/47		15,000	14,310
Comcast Corp.
4.00%	11/01/49		15,000	13,383
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/ Sprint Spectrum Co. III LLC
5.15%	03/20/28	[3]	10,000	10,074
Verizon Communications, Inc.
3.85%	11/01/42		35,000	30,540
Viacom, Inc.
3.45%	10/04/26		6,000	5,615
Vodafone Group PLC (United Kingdom)
4.38%	05/30/28	[2]	10,000	9,871
Warner Media LLC
3.88%	01/15/26		11,000	10,690

				134,619

Consumer Discretionary — 1.84%
Anheuser-Busch InBev Worldwide, Inc.
4.60%	04/15/48		20,000	19,443

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Consumer Discretionary (continued)
Bacardi Ltd. (Bermuda)
4.70%	05/15/28	[2,3]	$8,000	$7,957
BAT Capital Corp.
2.76%	08/15/22	[3]	5,000	4,822
Pernod Ricard SA (France)
4.45%	01/15/22	[2,3]	5,000	5,114

				37,336

Consumer Products — 0.24%
Newell Brands, Inc.
3.85%	04/01/23		5,000	4,878

Electric — 10.03%
Appalachian Power Co.
4.45%	06/01/45		10,000	10,030
Consolidated Edison Co. of New York, Inc.
3.88%	06/15/47		10,000	9,365
Duke Energy Carolinas LLC
3.75%	06/01/45		40,000	37,034
Duquesne Light Holdings, Inc.
5.90%	12/01/21	[3]	2,000	2,101
6.40%	09/15/20	[3]	8,000	8,380
Florida Power & Light Co.
4.13%	02/01/42		15,000	15,043
ITC Holdings Corp.
4.05%	07/01/23		10,000	10,003
Kansas City Power & Light Co.
3.15%	03/15/23		5,000	4,887
MidAmerican Energy Co.
4.25%	05/01/46		10,000	10,083
Northern States Power Co./MN
4.13%	05/15/44		10,000	9,967
PacifiCorp.
4.13%	01/15/49		30,000	29,535
PNM Resources, Inc.
3.25%	03/09/21		10,000	9,903
Public Service Co. of New Mexico
3.85%	08/01/25		5,000	4,961
South Carolina Electric & Gas Co.
4.25%	08/15/28		5,000	4,990
Southern Co. Gas Capital Corp.
2.45%	10/01/23		10,000	9,380
Tucson Electric Power Co.
3.85%	03/15/23		10,000	9,974
Virginia Electric & Power Co.
3.80%	09/15/47		20,000	18,524

				204,160

See accompanying notes to Schedule of Portfolio Investments.

27 / Semi-Annual Report September 2018

Corporate Bond Fund

Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Energy — 9.40%
Enbridge Energy Partners LP
5.50%	09/15/40		$10,000	$10,800
Energy Transfer Partners LP
4.95%	06/15/28		15,000	15,300
EQT Corp.
3.90%	10/01/27		5,000	4,694
EQT Midstream Partners LP
6.50%	07/15/48		8,000	8,550
Hess Corp.
4.30%	04/01/27		18,000	17,485
KeySpan Gas East Corp.
5.82%	04/01/41	[3]	15,000	17,899
Kinder Morgan Energy Partners LP
6.95%	01/15/38		15,000	18,181
Plains All American Pipeline LP/PAA
Finance Corp.
4.65%	10/15/25		10,000	10,143
Rockies Express Pipeline LLC
5.63%	04/15/20	[3]	6,000	6,195
Ruby Pipeline LLC
6.00%	04/01/22	[3]	8,939	9,184
Sabine Pass Liquefaction LLC
4.20%	03/15/28		3,000	2,921
5.75%	05/15/24		10,000	10,736
TC PipeLines LP
3.90%	05/25/27		15,000	14,236
Texas Eastern Transmission LP
2.80%	10/15/22	[3]	10,000	9,606
TransCanada PipeLines Ltd. (Canada)
5.00%	10/16/43	[2]	15,000	15,345
Williams Cos., Inc. (The)
3.70%	01/15/23		12,000	11,891
4.55%	06/24/24		8,000	8,150

				191,316

Finance — 9.25%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)
3.88%	01/23/28	[2]	14,000	12,985
Air Lease Corp.
3.63%	12/01/27		14,000	12,887
Citigroup, Inc.
2.88%	07/24/23	[1]	5,000	4,838
3.14%	01/24/23	[1]	10,000	9,815
3.67%	07/24/28	[1]	20,000	19,060
Ford Motor Credit Co. LLC
5.88%	08/02/21		20,000	20,930
GE Capital International Funding Co. (Ireland)
4.42%	11/15/35	[2]	14,000	13,199

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance (continued)
General Motors Financial Co., Inc.
3.55%	04/09/21		$20,000	$19,998
Goldman Sachs Group, Inc. (The)
2.88%	10/31/22	[1]	10,000	9,750
4.22%	05/01/29	[1]	20,000	19,697
Morgan Stanley (GMTN)
3.70%	10/23/24		5,000	4,932
3.77%	01/24/29	[1]	20,000	19,220
Morgan Stanley, Series F
3.88%	04/29/24		10,000	9,962
Pipeline Funding Co. LLC
7.50%	01/15/30	[3]	9,488	11,078

				188,351

Food — 0.68%
Kraft Heinz Foods Co.
4.38%	06/01/46		10,000	8,819
Tyson Foods, Inc.
3.90%	09/28/23		5,000	5,025

				13,844

Gaming — 0.25%
GLP Capital LP/GLP Financing II, Inc.
4.38%	04/15/21		5,000	5,050

Health Care — 11.34%
AbbVie, Inc.
4.40%	11/06/42		20,000	18,559
Allergan Funding SCS (Luxembourg)
4.55%	03/15/35	[2]	10,000	9,755
Amgen, Inc.
4.40%	05/01/45		15,000	14,576
Anthem, Inc.
4.38%	12/01/47		10,000	9,522
AstraZeneca PLC (United Kingdom)
3.38%	11/16/25	[2]	10,000	9,664
Barnabas Health, Inc.
4.00%	07/01/28		5,000	4,944
Bayer U.S. Finance II LLC
4.38%	12/15/28	[3]	10,000	9,814
Becton Dickinson and Co.
2.89%	06/06/22		10,000	9,688
Celgene Corp.
3.90%	02/20/28		10,000	9,644
CVS Health Corp.
4.00%	12/05/23		22,000	22,068
5.05%	03/25/48		5,000	5,134
Elanco Animal Health, Inc.
4.90%	08/28/28	[3]	10,000	10,172

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2018 / 28

Corporate Bond Fund

Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Health Care (continued)
Fresenius Medical Care U.S. Finance II, Inc.
5.63%	07/31/19	[3]	$5,000	$5,100
Fresenius US Finance II, Inc.
4.25%	02/01/21	[3]	5,000	5,040
Gilead Sciences, Inc.
3.70%	04/01/24		10,000	10,048
Halfmoon Parent, Inc.
4.90%	12/15/48	[3]	15,000	14,950
Humana, Inc.
2.63%	10/01/19		5,000	4,981
Kaiser Foundation Hospitals
3.15%	05/01/27		10,000	9,601
Pfizer, Inc.
4.10%	09/15/38		10,000	9,978
Providence St. Joseph Health Obligated Group, Series H
2.75%	10/01/26		10,000	9,166
Shire Acquisitions Investments Ireland DAC (Ireland)
3.20%	09/23/26	[2]	10,000	9,248
UnitedHealth Group, Inc.
4.25%	04/15/47		15,000	15,089
WellCare Health Plans, Inc.
5.38%	08/15/26	[3]	4,000	4,090

				230,831

Industrials — 2.04%
Amcor Finance USA, Inc.
3.63%	04/28/26	[3]	10,000	9,443
BAE Systems Holdings, Inc.
6.38%	06/01/19	[3]	5,000	5,107
Ingersoll-Rand Luxembourg Finance SA (Luxembourg)
3.55%	11/01/24	[2]	5,000	4,891
L3 Technologies, Inc.
3.85%	06/15/23		10,000	10,031
United Technologies Corp.
4.13%	11/16/28		12,000	11,942

				41,414

Information Technology — 0.49%
Dell International LLC/EMC Corp.
3.48%	06/01/19	[3]	10,000	10,027

Insurance — 4.77%
Berkshire Hathaway Finance Corp.
4.20%	08/15/48		30,000	29,869
Farmers Insurance Exchange
4.75%	11/01/57	[1,3]	20,000	18,098
Nationwide Mutual Insurance Co.
4.62%	12/15/24	[1,3]	10,000	10,038
New York Life Global Funding
3.00%	01/10/28	[3]	10,000	9,410

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Insurance (continued)
Teachers Insurance & Annuity Association of America
4.38%	09/15/54	[1,3]	$20,000	$20,135
Travelers Cos., Inc. (The)
4.05%	03/07/48		10,000	9,613

				97,163

Materials — 0.25%
International Flavors & Fragrances, Inc.
4.45%	09/26/28		5,000	5,054

Real Estate Investment Trust (REIT) — 10.07%
Alexandria Real Estate Equities, Inc.
4.50%	07/30/29		6,000	5,989
American Campus Communities Operating Partnership LP
3.35%	10/01/20		5,000	4,976
3.63%	11/15/27		5,000	4,723
AvalonBay Communities, Inc. (GMTN)
3.95%	01/15/21		10,000	10,078
Boston Properties LP
5.63%	11/15/20		10,000	10,403
CC Holdings GS V LLC/Crown Castle GS III Corp.
3.85%	04/15/23		10,000	9,944
Greystar Student Housing Growth & Income OP LP
4.60%	12/01/24		40,000	41,210
HCP, Inc.
3.88%	08/15/24		10,000	9,784
Healthcare Realty Trust, Inc.
3.75%	04/15/23		5,000	4,896
Healthcare Trust of America Holdings LP
3.70%	04/15/23		5,000	4,907
Highwoods Realty LP
3.20%	06/15/21		5,000	4,916
Host Hotels & Resorts LP
5.25%	03/15/22		5,000	5,171
6.00%	10/01/21		5,000	5,271
Kilroy Realty LP
3.45%	12/15/24		10,000	9,565
Liberty Property LP
3.38%	06/15/23		10,000	9,773
National Retail Properties, Inc.
3.80%	10/15/22		5,000	4,997
Realty Income Corp.
3.25%	10/15/22		10,000	9,881
SL Green Realty Corp.
4.50%	12/01/22		8,000	8,096
UDR, Inc.
4.63%	01/10/22		5,000	5,114

See accompanying notes to Schedule of Portfolio Investments.

29 / Semi-Annual Report September 2018

Corporate Bond Fund

Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Real Estate Investment Trust (REIT) (continued)
Ventas Realty LP
4.13%	01/15/26		$10,000	$9,859
VEREIT Operating Partnership LP
4.13%	06/01/21		5,000	5,049
WEA Finance LLC/Westfield UK & Europe Finance PLC
3.25%	10/05/20	[3]	10,000	9,941
Welltower, Inc.
5.25%	01/15/22		10,000	10,435

				204,978

Retail — 0.97%
Family Dollar Stores, Inc.
5.00%	02/01/21		5,000	5,147
Starbucks Corp.
3.80%	08/15/25		5,000	4,974
Walgreens Boots Alliance, Inc.
4.80%	11/18/44		10,000	9,705

				19,826

Services — 0.50%
IHS Markit Ltd. (Bermuda)
4.75%	08/01/28	[2]	5,000	5,023
5.00%	11/01/22	[2,3]	5,000	5,173

				10,196

Transportation — 2.60%
Burlington Northern Santa Fe LLC
4.40%	03/15/42		8,000	8,190
U.S. Airways Pass-Through Trust, Series 2011-1, Class A
7.13%	10/22/23		32,472	35,575
United Airlines Pass-Through Trust, Series 2016-2, Class AA
2.88%	10/07/28		9,736	9,053

				52,818

Total Corporates
(Cost $1,592,967)				1,594,022

MORTGAGE-BACKED — 12.99%**
Non-Agency Commercial
Mortgage-Backed — 9.56%
Commercial Mortgage Pass-Through Certificates, Series 2014-CR14, Class XA (IO)
0.87%	02/10/47	[1]	1,913,520	43,979
Commercial Mortgage Trust, Series 2012-CR5, Class XA (IO)
1.69%	12/10/45	[1]	431,935	22,931
Commercial Mortgage Trust, Series 2013-CR9, Class XA (IO)
0.17%	07/10/45	[1,4,5]	3,924,404	17,705

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Commercial Mortgage-Backed (continued)
Commercial Mortgage Trust, Series 2014-UBS5, Class XA (IO)
1.17%	09/10/47	[1,4,5]	$808,502	$28,309
Commercial Mortgage Trust, Series 2014-UBS6, Class XA (IO)
1.11%	12/10/47	[1]	538,237	22,521
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2011-C3, Class XA (IO)
1.15%	02/15/46	[1,3]	254,878	4,826
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C13, Class XA (IO)
0.31%	01/15/46	[1]	2,421,464	12,975
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C5, Class XA (IO)
1.63%	08/15/45	[1,3]	263,804	11,455
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C6, Class XA (IO)
1.78%	11/15/45	[1,3,4,5]	193,178	10,084
UBS-Barclays Commercial Mortgage Trust, Series 2012-C3, Class XB (IO)
0.32%	08/10/49	[1,3,4,5]	2,200,000	19,789

				194,574

U.S. Agency Mortgage-Backed — 3.43%
Freddie Mac REMICS, Series 4638, Class UF
(LIBOR USD 1-Month plus 1.00%)
3.26%	09/15/44	[6]	69,287	69,742

Total Mortgage-Backed
(Cost $259,423)				264,316

MUNICIPAL BONDS — 0.80%*
California — 0.56%
Los Angeles Department of Water & Power, Build America Bonds, Series SY
6.01%	07/01/39		5,000	6,049
University of California, Taxable Revenue Bonds, Series AJ
4.60%	05/15/31		5,000	5,310

				11,359

New York — 0.24%
New York City Transitional Finance Authority Future Tax Secured Revenue
3.73%	08/01/29		5,000	4,943

Total Municipal Bonds
(Cost $16,402)				16,302

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2018 / 30

Corporate Bond Fund

Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
U.S. TREASURY SECURITIES — 0.73%
U.S. Treasury Notes — 0.73%
U.S. Treasury Notes
2.88%	09/30/23		$15,000	$14,950

Total U.S. Treasury Securities
(Cost $14,952)				14,950

Total Bonds – 92.84%
(Cost $1,883,744)				1,889,590

Issues	Maturity Date		Principal Amount/ Shares	Value
SHORT-TERM INVESTMENTS — 7.07%

Money Market Funds — 0.69%
Morgan Stanley Institutional Liquidity
Funds-Government Portfolio
2.04%[7]			14,000	14,000

U.S. Treasury Bills — 6.38%
U.S. Treasury Bills
1.77%[8]	10/25/18		$120,000	119,834
2.05%[8]	12/13/18	[9]	10,000	9,957

				129,791

Total Short-Term Investments
(Cost $143,800)				143,791

Total Investments – 99.91%
(Cost $2,027,544)				2,033,381

Cash and Other Assets, Less
Liabilities – 0.09%				1,923

Net Assets – 100.00%				$2,035,304

[1]

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

[2]	U.S. dollar-denominated security issued by foreign-domiciled entity.

[3]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[4]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

[5]	Illiquid security as determined under procedures approved by the Board of Trustees. The aggregate value of illiquid securities is $75,887, which is 3.72% of total net assets.

[6]	Floating rate security. The rate disclosed was in effect at September 30, 2018.

[7]	Represents the current yield as of September 30, 2018.

[8]	Represents annualized yield at date of purchase.

[9]	Securities, or a portion thereof, pledged as collateral for futures. The total market value of collateral pledged is $9,957.
*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.

**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(BKNT): Banker's Note, Inc.

(GMTN): Global medium-term note

(IO): Interest only

(LIBOR): London InterBank Offer Rate

(MTN): Medium-term Note

(USD): U.S. dollar

See accompanying notes to Schedule of Portfolio Investments.

31 / Semi-Annual Report September 2018

Corporate Bond Fund

Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized (Depreciation)
FUTURES CONTRACTS: LONG POSITIONS
U.S. Treasury Five Year Note	2	12/31/18	$224,953	$(1,801)	$(1,801)
U.S. Treasury Two Year Note	1	12/31/18	210,734	(637)	(637)

			435,687	(2,438)	(2,438)

TOTAL FUTURES CONTRACTS			$435,687	$(2,438)	$(2,438)

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2018 / 32

Floating Rate Income Fund

Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BONDS – 92.81%
BANK LOANS — 87.93%*
Automotive — 0.13%
Tenneco, Inc., Term Loan B, 1st Lien
(LIBOR plus 2.75%)
5.01%	06/18/25	[1]	$350,000	$350,877

Communications — 13.38%
Altice Financing SA, Term Loan B, 1st Lien
(LIBOR plus 2.75%)
4.91%	01/31/26	[1]	992,500	972,154
Altice France SA, Term Loan B13, 1st Lien
(France)
(LIBOR plus 4.00%)
6.16%	08/14/26	[1,2]	250,000	248,571
Beasley Mezzanine Holdings LLC,
Term Loan B, 1st Lien
(LIBOR plus 4.00%)
6.17%	11/01/23	[1]	484,444	489,139
CenturyLink, Inc., Term Loan B, 1st Lien
(LIBOR plus 2.75%)
4.99%	01/31/25	[1]	992,500	986,793
Charter Communications Operating LLC,
Term Loan B, 1st Lien
(LIBOR plus 2.00%)
4.25%	04/30/25	[1]	1,985,000	1,990,191
CSC Holdings LLC, Term Loan B, 1st Lien
(LIBOR plus 2.25%)
4.41%	07/17/25	[1]	618,706	619,736
Entercom/CBS Radio, Inc., Term Loan B1,
1st Lien
(LIBOR plus 2.75%)
4.96%	11/18/24	[1]	744,375	739,522
GoWireless, Inc., Term Loan B, 1st Lien
(LIBOR plus 6.50%)
8.74%	12/22/24	[1]	721,875	707,437
GTT Communications, Inc., Term Loan B, 1st Lien
(LIBOR plus 2.75%)
4.99%	05/31/25	[1]	997,500	990,782
Intelsat Jackson Holdings SA, Term Loan B4, 1st Lien (Luxembourg)
(LIBOR plus 4.50%)
6.73%	01/02/24	[1,2]	500,000	526,877
Intelsat Jackson Holdings SA, Term Loan B5, 1st Lien (Luxembourg)
6.63%	01/02/24	[2]	500,000	522,375
Lamar Media Corp., Term Loan B, 1st Lien
(LIBOR plus 1.75%)
3.94%	03/14/25	[1]	1,442,750	1,451,168
LSF9 Atlantis Holdings LLC, Term Loan B, 1st Lien

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Communications (continued)
(LIBOR plus 6.00%)
8.12%	05/01/23	[1]	$726,563	$703,857
MacDonald Dettwiler & Associates Ltd.,
Term Loan B, 1st Lien
(LIBOR plus 2.75%)
5.15%	10/04/24	[1]	987,513	973,520
Mediarena Acquisition BV, Term Loan,
1st Lien
(LIBOR plus 5.75%)
8.09%	08/13/21	[1]	313,374	314,353
Merrill Communications LLC, Term Loan,
1st Lien
(LIBOR plus 5.25%)
7.59%	06/01/22	[1]	219,469	221,801
Mission Broadcasting, Inc., Term Loan, 1st Lien
(LIBOR plus 2.50%)
4.60%	01/17/24	[1]	41,635	41,869
NEP Broadcasting LLC, Term Loan B, 1st Lien
(LIBOR plus 3.25%)
5.49%	07/21/22	[1]	1,496,212	1,499,638
New Insight Holdings, Inc., Term Loan, 1st Lien
(LIBOR plus 5.50%)
7.74%	12/20/24	[1]	496,250	499,352
Nexstar Broadcasting Group, Inc., Term Loan B, 1st Lien
(LIBOR plus 2.50%)
4.60%	01/17/24	[1]	296,865	298,535
Radiate Holdco LLC, Term Loan B, 1st Lien
(LIBOR plus 3.00%)
5.24%	02/01/24	[1]	992,443	992,185
Sable International Finance Ltd., Term Loan B4, 1st Lien
(LIBOR plus 3.25%)
5.49%	02/02/26	[1]	500,000	502,707
SBA Communications, Term Loan B, 1st Lien
(LIBOR plus 2.00%)
4.25%	04/04/25	[1]	2,019,938	2,024,422
Sinclair Broadcast Group, Inc., Term Loan B2, 1st Lien
(LIBOR plus 2.25%)
4.50%	01/03/24	[1]	1,955,206	1,964,170
Springer Science & Business Media GMBH,
Term Loan B13, 1st Lien
(LIBOR plus 3.50%)
5.89%	08/15/22	[1]	932,062	937,221
Sprint Communications, Inc., Term Loan B,
1st Lien

See accompanying notes to Schedule of Portfolio Investments.

33 / Semi-Annual Report September 2018

Floating Rate Income Fund

Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Communications (continued)
(LIBOR plus 2.50%)
4.75%	02/02/24	[1]	$1,989,899	$1,997,361
TDC A/S, Term Loan B, 1st Lien
(LIBOR plus 3.50%)
5.84%	06/11/25	[1]	1,496,250	1,513,457
Tribune Media Co., Term Loan B, 1st Lien
(LIBOR plus 3.00%)
5.24%	12/27/20	[1]	41,215	41,434
Tribune Media Co., Term Loan C, 1st Lien
(LIBOR plus 3.00%)
5.24%	01/27/24	[1]	513,695	515,943
Unitymedia Finance LLC, Term Loan D, 1st Lien
(LIBOR plus 2.25%)
4.41%	01/15/26	[1]	2,500,000	2,504,850
Univision Communications, Inc., Term Loan C5, 1st Lien
(LIBOR plus 2.75%)
4.99%	03/15/24	[1]	2,562,208	2,496,552
UPC Financing Partnership, Term Loan AR, 1st Lien
(LIBOR plus 2.50%)
4.66%	01/15/26	[1]	1,249,367	1,249,917
Virgin Media Bristol LLC, Term Loan K, 1st Lien
(LIBOR plus 2.50%)
4.66%	01/15/26	[1]	1,000,000	1,002,785
WideOpenWest Finance LLC, Term Loan B, 1st Lien
(LIBOR plus 3.25%)
5.41%	08/18/23	[1]	1,936,283	1,903,608
Windstream Services LLC, Term Loan B6, 1st Lien
(LIBOR plus 4.00%)
6.16%	03/29/21	[1]	1,316,358	1,262,059
Windstream Services LLC, Term Loan, 1st Lien
(LIBOR plus 3.25%)
5.41%	02/17/24	[1]	589,474	526,843
Ziggo Secured Finance, Term Loan E, 1st Lien
(LIBOR plus 2.50%)
4.66%	04/15/25	[1]	945,114	929,165

				37,162,349

Consumer Discretionary — 8.21%
AI Aqua Merger Sub, Inc., Term Loan B1, 1st Lien
(LIBOR plus 3.25%)
5.49%	12/13/23	[1]	500,000	501,250

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Consumer Discretionary (continued)
AI Aqua Zip Bidco Pty Ltd., Term Loan B, 1st Lien
(LIBOR plus 3.25%)
5.49%	12/13/23	[1]	$1,488,750	$1,492,472
Alphabet Holding Co., Inc., Term Loan, 1st Lien
(LIBOR plus 3.50%)
5.74%	09/26/24	[1]	495,000	478,541
Arterra Wines Canada, Inc., Term Loan B1,
1st Lien (Canada)
(LIBOR plus 2.75%)
5.09%	12/15/23	[1,2]	1,965,000	1,974,825
Boing US Holdco, Inc., Term Loan B, 1st Lien
(LIBOR plus 3.25%)
5.59%	10/03/24	[1]	992,513	998,716
Burlington Coat Factory Warehouse Corp.,
Term Loan B, 1st Lien
(LIBOR plus 2.50%)
4.72%	11/17/24	[1]	645,534	650,982
Cineworld Finance U.S., Inc., Term Loan B, 1st Lien
(LIBOR plus 2.50%)
4.74%	02/28/25	[1]	995,000	995,000
Citycenter Holdings LLC, Term Loan B, 1st Lien
(LIBOR plus 2.25%)
4.49%	04/18/24	[1]	1,728,125	1,732,307
Four Seasons Hotels, Ltd., Term Loan B
(LIBOR plus 2.00%)
4.24%	11/30/23	[1]	982,500	984,499
Hilton Worldwide Finance LLC, Term Loan B, 1st Lien
(LIBOR plus 1.75%)
3.97%	10/25/23	[1]	591,902	595,231
KUEHG Corp., Term Loan, 1st Lien
(LIBOR plus 3.75%)
6.14%	02/21/25	[1]	748,125	753,268
National Cinemedia LLC, Term Loan B, 1st Lien
(LIBOR plus 3.00%)
5.19%	06/20/25	[1]	497,581	500,152
Nielsen Finance LLC, Term Loan, B4, 1st Lien
(LIBOR plus 2.00%)
4.13%	10/04/23	[1]	1,228,203	1,228,492
PlayCore, Inc., Term Loan, 1st Lien
(LIBOR plus 3.75%)
6.14%	09/30/24	[1]	494,702	499,496
Prometric Holdings, Inc., Term Loan B, 1st Lien

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2018 / 34

Floating Rate Income Fund

Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Consumer Discretionary (continued)
(LIBOR plus 3.00%)
5.25%	01/29/25	[1]	$997,494	$999,783
Refresco, Term Loan B3, 1st Lien
(LIBOR plus 3.25%)
5.56%	03/28/25	[1]	2,000,000	2,000,000
Restaurant Technologies, Inc., Term Loan
(LIBOR plus 3.25%)
5.65%	09/24/25	[1]	500,000	504,375
Reynolds Group Holdings, Inc., Term Loan B, 1st Lien
(LIBOR plus 2.75%)
4.99%	02/05/23	[1]	941,876	947,174
SMG U.S. Midco 2, Inc., Term Loan, 1st Lien
(LIBOR plus 3.00%)
5.24%	01/23/25	[1]	497,500	500,766
Spin Holdco, Inc., Term Loan B, 1st Lien
(LIBOR plus 3.25%)
5.59%	11/14/22	[1]	1,481,250	1,487,316
Stars Group Holdings BV, Term Loan B, 1st Lien
(LIBOR plus 3.50%)
5.89%	07/10/25	[1]	997,500	1,008,039
Wyndham Hotels & Resorts, Inc. Term Loan B, 1st Lien
(LIBOR plus 1.75%)
3.99%	05/30/25	[1]	500,000	501,980
Yum! Brands, Term Loan B, 1st Lien
(LIBOR plus 1.75%)
3.92%	04/03/25	[1]	1,470,187	1,473,870

				22,808,534

Consumer Products — 1.22%
BJ's Wholesale Club, Inc., Term Loan B, 1st Lien
(LIBOR plus 3.00%)
5.15%	02/05/24	[1]	1,404,828	1,415,266
Hoffmaster Group, Inc., Term Loan, 1st Lien (LIBOR plus 4.00%)
6.24%	11/21/23	[1]	982,500	991,711
Shearer's Foods LLC, Term Loan, 1st Lien
(LIBOR plus 4.25%)
6.49%	06/30/21	[1]	994,819	989,845

				3,396,822

Electric — 0.77%
Calpine Construction Finance Co. LP,
Term Loan, 1st Lien
(LIBOR plus 2.50%)
4.74%	01/15/25	[1]	521,352	522,236
Calpine Corp., Term Loan B8, 1st Lien

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Electric (continued)
(LIBOR plus 1.75%)
4.00%	12/31/19	[1]	$246,250	$246,635
Chief Power Finance LLC, Term Loan B, 1st Lien
(LIBOR plus 4.75%)
7.00%	12/31/20	[1,3,4]	934,010	890,112
EIF Channelview Cogeneration LLC, Term Loan B, 1st Lien
(LIBOR plus 4.25%)
6.50%	05/03/25	[1]	471,574	476,481

				2,135,464

Energy — 2.98%
Centurion Pipeline Co. LLC, Term Loan B
(LIBOR plus 3.25%)
5.64%	09/26/25	[1]	1,000,000	1,007,500
Contura Energy, Inc., Term Loan, 1st Lien
(LIBOR plus 5.00%)
7.30%	03/18/24	[1]	475,846	477,036
EG Group LLC, Term Loan B, 1st Lien
(LIBOR plus 4.00%)
6.39%	02/07/25	[1]	1,243,750	1,247,836
EMG Utica LLC, Term Loan B, 1st Lien
(LIBOR plus 3.75%)
6.25%	03/27/20	[1,3,4]	560,486	564,222
Energizer Holdings, Inc., Term Loan B, 1st Lien
(LIBOR plus 2.25%)
2.25%	06/20/25	[1]	1,000,000	1,005,630
Glass Mountain Pipeline Holdings LLC,
Term Loan B, 1st Lien
(LIBOR plus 4.50%)
6.72%	12/23/24	[1]	497,500	500,455
HFOTCO LLC, Term Loan B, 1st Lien
(LIBOR plus 2.75%)
5.00%	06/26/25	[1]	748,125	750,930
Seadrill Operating LP, Term Loan B, 1st Lien
(United Kingdom)
(LIBOR plus 6.00%)
8.39%	02/21/21	[1,2]	497,402	473,029
Traverse Midstream Partners LLC, Term Loan B, 1st Lien
(LIBOR plus 4.00%)
6.60%	09/27/24	[1]	1,000,000	1,008,855
Vistra Operations Co., LLC, Term Loan B3, 1st Lien
(LIBOR plus 2.00%)
4.16%	12/31/25	[1]	914,634	916,752
4.24%	12/31/25	[1]	332,241	333,010

				8,285,255

See accompanying notes to Schedule of Portfolio Investments.

35 / Semi-Annual Report September 2018

Floating Rate Income Fund

Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Finance — 7.64%
Angus Chemical, Inc., Term Loan B, 1st Lien
(LIBOR plus 3.25%)
5.49%	02/02/22	[1]	$403,127	$404,261
Aspen Dental, Term Loan B, 1st Lien
(LIBOR plus 3.25%)
5.49%	04/30/25	[1]	997,500	1,003,734
Auris Luxembourg III SARL, Term Loan B,
1st Lien (Luxembourg)
(LIBOR plus 3.00%)
5.39%	01/17/22	[1,2]	1,437,781	1,452,159
(LIBOR plus 3.75%)
3.75%	07/24/25	[1,2]	1,250,000	1,267,194
Avolon TLB Borrower 1 LLC, Term Loan B3,
1st Lien
(LIBOR plus 2.00%)
4.17%	01/15/25	[1]	1,496,250	1,502,654
Canyon Valor Cos., Inc., Term Loan B, 1st Lien
(LIBOR plus 3.25%)
5.64%	06/16/23	[1]	565,015	568,746
CBAC Borrower LLC, Term Loan B, 1st Lien
(LIBOR plus 4.00%)
6.24%	07/07/24	[1]	1,287,000	1,294,400
Clarivate Analytics, Term Loan, 1st Lien
(LIBOR plus 3.25%)
5.49%	10/03/23	[1,3,4]	1,460,954	1,464,000
Cushman & Wakefield PLC, Term Loan B, 1st Lien
(LIBOR plus 3.25%)
5.49%	08/21/25	[1]	650,000	653,656
Deerfield Holdings Corp., Term Loan B, 1st Lien
(LIBOR plus 3.25%)
5.49%	02/13/25	[1]	746,250	747,716
Delos Finance SARL, Term Loan B, 1st Lien
(LIBOR plus 1.75%)
4.14%	10/06/23	[1]	2,500,000	2,512,500
First Eagle Holdings, Inc., Term Loan B, 1st Lien
(LIBOR plus 3.00%)
5.39%	12/01/22	[1]	1,735,055	1,749,430
Helix Gen Funding LLC, Term Loan B, 1st Lien
(LIBOR plus 3.75%)
5.99%	06/03/24	[1]	528,060	497,174
Midas Intermediate Holdco II LLC, Term Loan B, 1st Lien

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Finance (continued)
(LIBOR plus 2.75%)
5.14%	08/18/21	[1]	$715,085	$685,141
RPI Finance Trust, Term Loan B6, 1st Lien
(LIBOR plus 2.00%)
4.39%	03/27/23	[1]	991,703	996,399
Telenet Financing USD LLC, Term Loan AN,
1st Lien
(LIBOR plus 2.25%)
4.41%	08/15/26	[1]	1,500,000	1,495,665
Trident LS Merger Sub Corp., Term Loan, 1st Lien
(LIBOR plus 3.25%)
5.49%	05/01/25	[1]	463,750	467,084
UFC Holdings LLC, Term Loan B, 1st Lien
(LIBOR plus 3.25%)
5.50%	08/18/23	[1]	1,473,750	1,484,228
WP Deluxe Merger Sub, Inc., Term Loan, 1st Lien
(LIBOR plus 3.25%)
5.64%	07/19/24	[1]	992,500	982,163

				21,228,304

Food — 2.69%
8th Avenue Food & Provisions, Term Loan
(LIBOR plus 3.75%)
6.01%	10/01/25	[1]	250,000	252,579
American Seafoods Group LLC, Term Loan B, 1st Lien
(LIBOR plus 2.75%)
5.00%	08/21/23	[1]	1,300,938	1,296,605
Chobani LLC, Term Loan B, 1st Lien
(LIBOR plus 3.50%)
5.74%	10/10/23	[1]	982,541	962,276
Del Monte Foods, Inc., Term Loan, 1st Lien
(PRIME plus 2.25%)
7.50%	02/18/21	[1]	1,250	1,155
(LIBOR plus 3.25%)
5.56%	02/18/21	[1]	476,250	440,086
Hearthside Group Holdings LLC, Term Loan,
1st Lien
(LIBOR plus 3.00%)
5.24%	05/23/25	[1]	997,500	995,540
Hostess Brands LLC, Term Loan, 1st Lien
(LIBOR plus 2.25%)
4.49%	08/03/22	[1]	977,668	979,653
Houston Foods, Inc., Term Loan B, 1st Lien
(LIBOR plus 3.75%)
5.99%	07/20/25	[1]	1,296,750	1,300,802
Utz Quality Foods LLC, Term Loan, 1st Lien

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2018 / 36

Floating Rate Income Fund

Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Food (continued)
(LIBOR plus 3.50%)
5.74%	11/13/24	[1]	$1,240,625	$1,246,053

				7,474,749

Gaming — 7.60%
Affinity Gaming, Term Loan B, 1st Lien
(LIBOR plus 3.25%)
5.49%	07/03/23	[1]	470,137	469,197
Caesars Entertainment LLC, Term Loan B,
1st Lien
(LIBOR plus 2.00%)
4.24%	10/06/24	[1]	993,744	994,524
Caesars Resort Collection LLC, Term Loan,
1st Lien
(LIBOR plus 2.75%)
4.99%	12/23/24	[1]	1,488,750	1,498,576
Churchill Downs, Inc., Term Loan B, 1st Lien
(LIBOR plus 2.00%)
4.25%	12/27/24	[1]	1,553,263	1,558,606
Gateway Casinos & Entertainment Ltd.,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
5.39%	12/01/23	[1]	997,500	1,004,203
Golden Entertainment, Inc., Term Loan B, 1st Lien
(LIBOR plus 3.00%)
5.25%	10/21/24	[1]	1,488,750	1,496,194
Golden Entertainment, Inc., Term Loan, 2nd Lien
(LIBOR plus 7.00%)
9.25%	10/20/25	[1]	500,000	507,813
Golden Nugget, Inc., Term Loan B, 1st Lien
(LIBOR plus 2.75%)
4.90%	10/04/23	[1]	626,895	630,029
4.99%	10/04/23	[1]	836,142	840,322
Greektown Holdings LLC, Term Loan B, 1st Lien
(LIBOR plus 2.75%)
4.99%	04/25/24	[1]	2,478,725	2,483,893
GVC Holdings PLC, Term Loan B2, 1st Lien
(LIBOR plus 2.50%)
4.74%	03/29/24	[1]	1,492,500	1,500,582
Las Vegas Sands LLC, Term Loan B, 1st Lien
(LIBOR plus 1.75%)
3.99%	03/27/25	[1]	2,438,049	2,438,682
Penn National Gaming, Inc., Term Loan B,
1st Lien
(LIBOR plus 2.25%)
2.25%	08/14/25	[1]	1,405,000	1,414,308

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Gaming (continued)
(LIBOR plus 2.50%)
4.74%	01/19/24	[1]	$1,170,000	$1,177,500
Station Casinos LLC, Term Loan B, 1st Lien
(LIBOR plus 2.50%)
4.75%	06/08/23	[1]	1,427,636	1,435,181
Tropicana Entertainment, Inc., Term Loan,
1st Lien
(PRIME plus 2.00%)
7.25%	11/27/20	[1]	210,000	211,050
Yonkers Racing Corp., Term Loan B, 1st Lien
(LIBOR plus 3.25%)
5.50%	05/31/24	[1]	1,428,756	1,435,900

				21,096,560

Health Care — 11.39%
Acadia Healthcare Co., Inc., Term Loan B3, 1st Lien
(LIBOR plus 2.50%)
4.74%	02/11/22	[1]	939,627	947,337
Acadia Healthcare Co., Inc., Term Loan B4, 1st Lien
(LIBOR plus 2.50%)
4.74%	02/16/23	[1]	284,794	287,131
BCPE Eagle Buyer LLC, Term Loan, 1st Lien
(LIBOR plus 4.25%)
6.49%	03/13/24	[1]	1,379,742	1,367,670
Carestream Dental Equipment, Inc., Term Loan, 1st Lien
(LIBOR plus 3.25%)
5.64%	09/01/24	[1]	990,000	990,312
CCS-CMGC Holdings, Inc., Term Loan
(LIBOR plus 5.50%)
7.76%	09/25/25	[1]	500,000	501,095
Community Health Systems, Inc., Term Loan H, 1st Lien
(LIBOR plus 3.25%)
5.56%	01/27/21	[1]	463,585	458,571
Endo Luxembourg Finance I Co. SARL,
Term Loan B, 1st Lien (Luxembourg)
(LIBOR plus 4.25%)
6.50%	04/29/24	[1,2]	488,153	492,171
Envision Healthcare Corp., Term Loan (LIBOR plus 3.75%)
3.75%	09/28/25	[1]	2,000,000	1,995,000
Greatbatch Ltd. Term Loan B, 1st Lien
(LIBOR plus 3.00%)
5.14%	10/27/22	[1]	905,137	912,247
Heartland Dental LLC, Term Loan, 1st Lien
(LIBOR plus 3.75%)
5.99%	04/30/25	[1,5]	1,734,783	1,737,671

See accompanying notes to Schedule of Portfolio Investments.

37 / Semi-Annual Report September 2018

Floating Rate Income Fund

Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Health Care (continued)
Inovalon Holdings, Inc., Term Loan B, 1st Lien
(LIBOR plus 3.50%)
5.63%	04/02/25	[1]	$1,000,000	$1,003,125
Iqvia, Inc., Term Loan B3, 1st Lien
(LIBOR plus 1.75%)
4.14%	06/11/25	[1]	498,750	499,167
Kindred At Home, Term Loan, 1st Lien
(LIBOR plus 3.75%)
6.00%	07/02/25	[1]	1,466,063	1,485,305
Kindred At Home, Term Loan, 2nd Lien
(LIBOR plus 7.00%)
9.34%	07/02/26	[1]	250,000	257,500
Lantheus Medical Imaging, Inc., Term Loan B, 1st Lien
(LIBOR plus 3.75%)
5.99%	06/30/22	[1]	985,000	985,000
Medical Solutions Holdings, Inc., Term Loan, 1st Lien
(LIBOR plus 3.75%)
5.99%	06/14/24	[1]	990,025	993,738
MedPlast Holdings, Inc., Term Loan, 1st Lien
(LIBOR plus 3.75%)
6.09%	07/02/25	[1]	1,000,000	1,013,130
MPH Acquisition Holdings LLC, Term Loan B, 1st Lien
(LIBOR plus 2.75%)
5.14%	06/07/23	[1]	1,214,697	1,218,633
Navicure, Inc., Term Loan, 1st Lien
(LIBOR plus 3.75%)
5.99%	11/01/24	[1]	1,091,750	1,097,209
NMSC Holdings, Inc., Term Loan B, 1st Lien
(LIBOR plus 5.00%)
7.59%	04/19/23	[1]	677,338	682,418
Ortho-Clinical Diagnostics SA, Term Loan B,
1st Lien
(LIBOR plus 3.25%)
5.49%	06/30/25	[1]	495,000	497,351
Pharmerica Corp., Term Loan B, 1st Lien
(LIBOR plus 3.50%)
5.65%	12/06/24	[1]	995,000	1,002,930
Premise Health Holding Corp., Term Loan,
1st Lien
(LIBOR plus 3.75%)
6.14%	07/10/25	[1,6]	698,374	702,086
Prospect Medical Holdings, Inc., Term Loan B, 1st Lien
(LIBOR plus 5.50%)
7.63%	02/22/24	[1]	982,538	998,504
Romulus Merger Sub LLC, Delayed-Draw Term Loan, 1st Lien

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Health Care (continued)
(LIBOR plus 2.75%)
4.92%	02/14/25	[1,7]	$125,201	$126,206
Romulus Merger Sub LLC, Term Loan, 1st Lien
(LIBOR plus 2.75%)
4.92%	02/14/25	[1]	1,537,727	1,523,795
Surgery Center Holdings, Inc., Term Loan, 1st Lien
(LIBOR plus 3.25%)
5.57%	09/02/24	[1]	742,500	743,658
Tecomet, Inc., Term Loan B, 1st Lien
(LIBOR plus 3.50%)
5.62%	05/01/24	[1]	706,672	710,205
UIC Merger Sub, Inc., Term Loan, 1st Lien
(LIBOR plus 3.25%)
5.49%	08/30/24	[1]	1,736,858	1,741,851
Valeant Pharmaceuticals International, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
5.10%	06/02/25	[1]	2,141,391	2,154,678
Wink Holdco, Inc., Term Loan, 1st Lien
(LIBOR plus 3.00%)
5.24%	12/01/24	[1]	1,243,112	1,240,782
Wink Holdco, Inc., Term Loan, 2nd Lien
(LIBOR plus 6.75%)
9.00%	12/01/25	[1]	250,000	250,314
WW Medical & Healthcare Holdings Corp.,
Term Loan, 1st Lien
(LIBOR plus 3.75%)
5.99%	01/23/25	[1]	995,000	1,003,084

				31,619,874

Industrials — 10.93%
Agro Merchants Intermediate Holdings LLC,
Term Loan, 1st Lien
(LIBOR plus 3.75%)
6.14%	12/06/24	[1]	1,533,734	1,545,237
ATS Consolidated, Inc., Term Loan B, 1st Lien
(LIBOR plus 3.75%)
5.99%	02/28/25	[1]	497,500	500,609
Berry Global, Inc., Term Loan Q, 1st Lien
(LIBOR plus 2.00%)
4.19%	10/01/22	[1]	469,600	471,133
Berry Global, Inc., Term Loan R, 1st Lien
(LIBOR plus 2.00%)
4.19%	01/19/24	[1]	492,500	493,628
CH Guenther Parent LLC, Term Loan B, 1st Lien
(LIBOR plus 2.75%)
4.99%	03/31/25	[1]	997,500	999,994

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2018 / 38

Floating Rate Income Fund

Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Industrials (continued)
Clean Harbors, Inc., Term Loan B, 1st Lien
(LIBOR plus 1.75%)
3.99%	06/30/24	[1]	$1,836,850	$1,843,738
Conserve Merger Sub, Inc., Term Loan, 1st Lien
(LIBOR plus 3.50%)
5.62%	08/08/25	[1]	1,500,000	1,506,570
CPI Holdco LLC, Term Loan, 1st Lien
(LIBOR plus 3.50%)
5.89%	03/21/24	[1]	1,970,007	1,976,784
Crown Americas LLC, Term Loan B, 1st Lien
(LIBOR plus 2.00%)
4.16%	04/03/25	[1]	1,995,000	2,007,289
Flora Food Group, Term Loan B
(LIBOR plus 3.00%)
5.32%	07/02/25	[1]	1,000,000	1,002,230
GoodPack, Term Loan B, 1st Lien
(LIBOR plus 3.75%)
6.09%	09/11/23	[1]	1,990,000	2,006,169
Infiltrator Water Technologies LLC, Term Loan B, 1st Lien
(LIBOR plus 3.00%)
5.39%	05/27/22	[1]	1,457,701	1,466,812
Jade Germany GMBH, Term Loan, 1st Lien
(Germany)
(LIBOR plus 5.50%)
8.09%	05/31/23	[1,2]	987,500	983,491
Macdermid, Inc., Term Loan B6, 1st Lien
(LIBOR plus 3.00%)
5.24%	06/07/23	[1]	771,621	777,531
Multi-Color Corp., Term Loan B, 1st Lien
(LIBOR plus 2.25%)
4.49%	10/31/24	[1]	496,250	499,456
OSG Bulk Ships, Inc., Term Loan B-Exit, 1st Lien
(LIBOR plus 4.25%)
6.77%	08/05/19	[1]	662,902	657,934
Pelican Products, Inc., Term Loan B, 1st Lien
(LIBOR plus 3.50%)
5.60%	05/01/25	[1]	498,750	500,102
Penn Engineering & Manufacturing Corp.,
Term Loan B, 1st Lien
(LIBOR plus 2.75%)
4.99%	06/27/24	[1]	740,625	747,568
PGT Innovations, Inc., Term Loan B, 1st Lien
(LIBOR plus 3.50%)
5.66%	02/16/22	[1]	14,815	14,880
5.74%	02/16/22	[1]	37,037	37,199
5.79%	02/16/22	[1]	81,435	81,791

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Industrials (continued)
PLZ Aeroscience Corp., Term Loan, 1st Lien
(LIBOR plus 3.50%)
5.83%	07/31/22	[1]	$383,598	$386,237
5.84%	07/31/22	[1]	104,277	104,995
5.89%	07/31/22	[1]	1,205,712	1,214,007
ProAmpac PG Borrower LLC, Term Loan, 1st Lien
(LIBOR plus 3.50%)
5.68%	11/20/23	[1]	534,496	537,302
5.81%	11/20/23	[1]	331,253	332,992
5.84%	11/20/23	[1]	266,179	267,577
5.84%	11/20/23	[1]	240,523	241,786
5.84%	11/20/23	[1]	101,299	101,830
Spectrum Holdings III Corp., Term Loan, 1st Lien
(LIBOR plus 3.25%)
5.49%	01/31/25	[1]	452,725	450,271
Synagro Infrastructure, Term Loan, 1st Lien
(LIBOR plus 5.50%)
7.74%	08/21/20	[1,3,4]	923,372	807,951
Technimark LLC, Term Loan, 1st Lien
(LIBOR plus 3.75%)
5.88%	08/08/25	[1]	1,000,000	1,003,330
Titan Acquisition, Ltd. Term Loan, 1st Lien
(LIBOR plus 3.00%)
5.24%	03/28/25	[1]	498,747	485,577
Transcendia Holdings, Inc., Term Loan B, 1st Lien
(LIBOR plus 3.50%)
5.74%	05/30/24	[1]	1,485,028	1,478,219
Transdigm, Inc., Term Loan F, 1st Lien
(LIBOR plus 2.50%)
4.74%	06/09/23	[1]	483,912	486,232
TricorBraun, Inc., Term Loan, 1st Lien
(LIBOR plus 3.75%)
6.14%	11/30/23	[1]	1,339,773	1,348,146
TricorBraun, Inc., Delayed-Draw Term Loan, 1st Lien
(PRIME plus 3.75%)
6.10%	11/30/23	[1]	135,000	135,844
Tyco International Holdings SARL, Term Loan
(LIBOR plus 1.25%)
3.62%	03/02/20	[1,3,4]	136,500	136,372
Zep, Inc., Term Loan B, 1st Lien
(LIBOR plus 4.00%)
6.39%	08/12/24	[1]	742,500	708,623

				30,347,436

See accompanying notes to Schedule of Portfolio Investments.

39 / Semi-Annual Report September 2018

Floating Rate Income Fund

Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Information Technology — 7.56%
Ascend Learning LLC, Term Loan B, 1st Lien
(LIBOR plus 3.00%)
5.24%	07/12/24	[1]	$990,000	$992,163
Change Healthcare Holdings LLC, Term Loan B, 1st Lien
(LIBOR plus 2.75%)
4.99%	03/01/24	[1]	982,537	986,915
Ciena Corp., Term Loan B
(LIBOR plus 2.00%)
4.24%	09/19/25	[1]	500,000	502,813
Dell International LLC, Term Loan A3, 1st Lien
(LIBOR plus 1.50%)
3.75%	12/31/18	[1]	170,243	170,536
Dell International LLC, Term Loan B, 1st Lien
(LIBOR plus 2.00%)
4.25%	09/07/23	[1]	1,353,101	1,357,444
Digicert Holdings, Inc., Term Loan, 1st Lien
(LIBOR plus 4.00%)
6.24%	10/31/24	[1]	997,500	1,001,555
EagleView Technology Corp., Term Loan B, 1st Lien
(LIBOR plus 3.50%)
5.63%	08/14/25	[1]	500,000	501,145
First Data Corp., Term Loan, 1st Lien
(LIBOR plus 2.00%)
4.21%	07/08/22	[1]	240,848	241,491
4.21%	04/26/24	[1]	1,528,184	1,531,179
GlobalLogic Holdings, Inc., Term Loan B, 1st Lien
(LIBOR plus 3.25%)
5.49%	08/01/25	[1,8]	437,500	441,739
Microchip Technology, Inc., Term Loan, 1st Lien
(LIBOR plus 2.00%)
4.25%	05/29/25	[1]	455,500	456,306
Oberthur Technologies Group SAS, Term Loan B1, 1st Lien
(LIBOR plus 3.75%)
5.99%	01/10/24	[1]	1,477,500	1,487,843
Ocean Bidco, Inc., Term Loan B, 1st Lien
(LIBOR plus 5.00%)
7.39%	03/21/25	[1]	738,750	742,137
Peak 10 Holding Corp., Term Loan, 1st Lien
(LIBOR plus 3.50%)
5.89%	08/01/24	[1]	247,500	245,592
Perspecta, Inc., Term Loan B, 1st Lien
(LIBOR plus 2.25%)
4.49%	05/30/25	[1]	498,750	500,309

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Information Technology (continued)
Project Alpha Intermediate Holdings Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.50%)
5.99%	04/26/24	[1]	$987,500	$988,942
Quintiles IMS, Inc., Term Loan B2, 1st Lien
(LIBOR plus 2.00%)
4.39%	01/17/25	[1]	990,000	994,955
Scientific Games International, Inc., Term Loan B5, 1st Lien
(LIBOR plus 2.75%)
4.99%	08/14/24	[1]	287,455	287,343
5.04%	08/14/24	[1]	1,205,045	1,204,575
Sophia LP, Term Loan B, 1st Lien
(LIBOR plus 3.25%)
5.64%	09/30/22	[1]	1,194,113	1,200,710
SS&C Technologies, Inc., Term Loan B3, 1st Lien
(LIBOR plus 2.25%)
4.49%	04/16/25	[1]	1,337,366	1,340,295
SS&C Technology Holdings Europe SARL,
Term Loan B4, 1st Lien
(LIBOR plus 2.25%)
4.49%	04/16/25	[1]	519,120	520,257
TierPoint LLC, Term Loan, 1st Lien
(LIBOR plus 3.75%)
5.99%	05/06/24	[1]	468,319	464,001
Vantiv LLC, Term Loan B4, 1st Lien
(LIBOR plus 1.75%)
3.88%	08/09/24	[1]	995,000	997,876
VT Topco, Inc., Term Loan, 1st Lien
(LIBOR plus 3.75%)
6.09%	08/01/25	[1]	800,000	806,000
6.14%	08/01/25	[1,9]	37,240	37,519
Zotec Partners LLC, Term Loan, 1st Lien
(LIBOR plus 5.00%)
7.17%	02/14/24	[1]	987,500	989,969

				20,991,609

Insurance — 0.76%
Alliant Insurance, Term Loan B, 1st Lien
(LIBOR plus 3.00%)
5.15%	05/09/25	[1]	1,129,795	1,134,653
Assuredpartners, Inc., Term Loan B, 1st Lien
(LIBOR plus 3.25%)
5.49%	10/22/24	[1]	487,842	489,672
Hyperion Insurance Group Ltd., Term Loan B, 1st Lien
(LIBOR plus 3.50%)
5.75%	12/20/24	[1]	496,250	500,076

				2,124,401

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2018 / 40

Floating Rate Income Fund

Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Materials — 2.88%
Akzo Nobel NV, Term Loan B, 1st Lien
(Netherlands)
(LIBOR plus 3.25%)
5.51%	10/01/25	[1,2]	$1,000,000	$1,005,415
Archroma Finance SARL, Term Loan B2,
1st Lien (Switzerland)
(LIBOR plus 4.25%)
6.58%	08/12/24	[1,2]	742,500	744,356
Cyanco Intermediate Corp., Term Loan, 1st Lien
(LIBOR plus 3.25%)
5.49%	03/16/25	[1]	497,500	501,622
Dubois Chemicals, Inc., Term Loan, 1st Lien
(LIBOR plus 3.25%)
5.49%	03/15/24	[1]	1,725,558	1,727,715
Flex Acquisition Co., Inc., Term Loan, 1st Lien
(LIBOR plus 3.25%)
5.75%	06/29/25	[1]	1,500,000	1,505,438
Israel Chemicals Ltd., Term Loan, 1st Lien
(LIBOR plus 3.00%)
5.20%	03/28/25	[1]	497,500	501,234
WR Grace & Co., Term Loan B1
(LIBOR plus 1.75%)
4.14%	04/03/25	[1]	736,842	740,758
WR Grace & Co., Term Loan B2
(LIBOR plus 1.75%)
4.14%	04/03/25	[1]	1,263,158	1,269,872

				7,996,410

Real Estate Investment Trust (REIT) — 1.57%
Lightstone Holdco LLC, Term Loan B, 1st Lien
(LIBOR plus 3.75%)
5.99%	01/30/24	[1]	457,150	454,651
Lightstone Holdco LLC, Term Loan C, 1st Lien
(LIBOR plus 3.75%)
5.99%	01/30/24	[1]	24,553	24,419
MGM Growth Properties Operating Partnership LP, Term Loan B, 1st Lien
(LIBOR plus 2.00%)
4.24%	04/25/23	[1]	1,953,675	1,958,403
VICI Properties 1 LLC, Term Loan, 1st Lien
(LIBOR plus 2.00%)
4.21%	12/20/24	[1]	1,909,091	1,914,312

				4,351,785

Retail — 0.89%
BC ULC/New Red Finance, Inc., Term Loan B, 1st Lien (Canada)

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Retail (continued)
(LIBOR plus 2.25%)
4.49%	02/16/24	[1,2]	$1,974,897	$1,978,353
IRB Holding Corp., Term Loan, 1st Lien
(LIBOR plus 3.25%)
5.46%	02/05/25	[1]	497,500	498,746

				2,477,099

Services — 5.42%
Aramark Services, Inc., Term Loan, 1st Lien
(LIBOR plus 1.75%)
4.08%	03/11/25	[1]	1,865,325	1,873,486
Carlisle Foodservice Products, Inc. Term Loan, 1st Lien
(LIBOR plus 3.00%)
5.21%	03/20/25	[1,10]	405,936	404,541
CIBT Global, Inc. Term Loan, 1st Lien
(LIBOR plus 3.75%)
6.14%	06/03/24	[1]	741,244	744,950
EHS Hospitality, Inc., Term Loan B, 1st Lien
(LIBOR plus 2.00%)
4.24%	08/30/23	[1]	1,401,512	1,403,768
Epic Y-Grade Services LP, Term Loan B, 1st Lien
(LIBOR plus 5.50%)
7.74%	06/07/25	[1]	250,000	244,063
GFL Environmental, Inc., Term Loan B, 1st Lien
(LIBOR plus 2.75%)
5.14%	05/30/25	[1,11]	1,330,919	1,334,246
Mister Car Wash Holdings, Inc., Term Loan B, 1st Lien
(LIBOR plus 3.25%)
5.54%	08/20/21	[1]	972,548	978,777
PODS LLC, Term Loan, 1st Lien
(LIBOR plus 2.75%)
4.88%	12/06/24	[1]	1,492,465	1,497,830
Powerteam Services LLC, Term Loan, 1st Lien
(LIBOR plus 3.25%)
5.64%	03/06/25	[1]	1,459,653	1,460,566
Powerteam Services LLC, Term Loan, 2nd Lien
(LIBOR plus 7.25%)
9.64%	03/06/26	[1]	750,000	752,816
Prime Security Services Borrower LLC,
Term Loan, 1st Lien
(LIBOR plus 2.75%)
4.99%	05/02/22	[1]	1,125,041	1,131,544
TKC Holdings, Inc., Term Loan, 1st Lien

See accompanying notes to Schedule of Portfolio Investments.

41 / Semi-Annual Report September 2018

Floating Rate Income Fund

Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Services (continued)
(LIBOR plus 3.75%)
6.00%	02/01/23	[1]	$1,433,391	$1,437,276
University Support Services LLC, Term Loan B, 1st Lien
(LIBOR plus 3.50%)
5.75%	06/20/25	[1,12]	762,712	772,246
WorldStrides, Inc., Term Loan B, 1st Lien
(LIBOR plus 4.00%)
6.33%	12/16/24	[1]	995,000	1,004,955

				15,041,064

Transportation — 1.91%
Air Canada, Term Loan B, 1st Lien
(LIBOR plus 2.00%)
4.24%	10/06/23	[1]	990,000	994,643
American Airlines, Inc., Term Loan B, 1st Lien
(LIBOR plus 1.75%)
3.98%	06/27/25	[1]	1,293,406	1,270,887
Arctic LNG Carriers Ltd., Term Loan B, 1st Lien
(LIBOR plus 4.50%)
6.74%	05/18/23	[1]	493,750	496,374
Commercial Barge Line Co., Term Loan B, 1st Lien
(LIBOR plus 8.75%)
10.99%	11/12/20	[1]	184,211	143,167
International Seaways, Inc., Term Loan, 1st Lien
(LIBOR plus 6.00%)
8.08%	06/22/22	[1]	1,462,478	1,471,619
Navios Maritime Partners LP, Term Loan B,
1st Lien (Greece)
(LIBOR plus 5.00%)
7.34%	09/14/20	[1,2]	927,928	930,638

				5,307,328

Total Bank Loans
(Cost $243,316,922)				244,195,920

CORPORATES — 4.73%*
Communications — 0.96%
Altice U.S. Finance I Corp.
5.50%	05/15/26	[13]	500,000	500,625
CSC Holdings LLC
5.38%	02/01/28	[13]	1,000,000	955,000
6.75%	11/15/21		1,000,000	1,056,250

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Communications (continued)
Sprint Communications, Inc.
9.00%	11/15/18	[13]	$148,000	$149,295

				2,661,170

Finance — 0.90%
Citigroup, Inc.
(LIBOR USD 3-Month plus 0.55%)
2.86%	08/25/36	[1]	1,800,000	1,515,042
Goldman Sachs Group, Inc. (The) (MTN)
3.85%	07/08/24		980,000	975,763

				2,490,805

Health Care — 1.59%
Bausch Health Cos., Inc. (Canada)
6.13%	04/15/25	[2,13]	500,000	477,500
CHS/Community Health Systems, Inc.
5.13%	08/01/21		250,000	244,375
CVS Health Corp.
(LIBOR USD 3-Month plus 0.72%)
3.05%	03/09/21	[1]	1,000,000	1,008,206
Halfmoon Parent, Inc.
(LIBOR USD 3-Month plus 0.89%)
3.22%	07/15/23	[1,13]	2,700,000	2,701,912

				4,431,993

Industrials — 0.81%
General Electric Co. (MTN)
(LIBOR USD 3-Month plus 0.48%)
2.79%	08/15/36	[1]	850,000	708,535
Sealed Air Corp.
5.25%	04/01/23	[13]	1,500,000	1,533,750

				2,242,285

Retail — 0.24%
Cumberland Farms, Inc.
6.75%	05/01/25	[13]	650,000	669,094

Transportation — 0.23%
American Airlines Pass-Through Trust,
Series 2013-2, Class B
5.60%	07/15/20	[13]	631,554	645,321

Total Corporates
(Cost $13,072,984)				13,140,668

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2018 / 42

Floating Rate Income Fund

Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
MUNICIPAL BONDS — 0.15%*
California — 0.15%
State of California, Build America Bonds
7.95%	03/01/36	$400,000	$426,476

Total Municipal Bonds
(Cost $430,826)

Total Bonds – 92.81%
(Cost $256,820,732)			257,763,064

Issues	Maturity Date	Principal Amount/ Shares	Value
SHORT-TERM INVESTMENTS — 10.81%
Foreign Government Obligations — 2.68%
Japan Treasury Discount Bill, Series 770
(Japan)
0.00%[2]	10/15/18	300,000,000	2,641,326
Japan Treasury Discount Bill, Series 774
(Japan)
0.00%[2,14]	11/05/18	545,000,000	4,798,759

			7,440,085

Money Market Funds — 1.43%
Morgan Stanley Institutional Liquidity
Funds-Government Portfolio
2.04%[15]		3,979,000	3,979,000

U.S. Treasury Bills — 6.70%
U.S. Treasury Bills
1.76%[14]	10/25/18	1,500,000	1,497,924
2.02%[14]	01/03/19	15,200,000	15,113,876
2.12%[14]	01/31/19	2,000,000	1,984,962

			18,596,762

Total Short-Term Investments
(Cost $30,160,663)			30,015,847

Total Investments – 103.62%
(Cost $286,981,395)			287,778,911

Net unrealized appreciation on unfunded commitments (0.00)%			2,971

Liabilities in Excess of Other
Assets – (3.62)%			(10,056,944)

Net Assets – 100.00%			$277,724,938

[1]	Floating rate security. The rate disclosed was in effect at September 30, 2018.

[2]	U.S. dollar-denominated security issued by foreign-domiciled entity.

[3]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

[4]	Illiquid security as determined under procedures approved by the Board of Trustees. The aggregate value of illiquid securities is $3,862,657, which is 1.39% of total net assets.
[5]

Excluded from the investment total above is an unfunded delayed draw term loan commitment in an amount not to exceed $261,304, at an interest rate of 3.75% and a maturity of April 30, 2025. The investment is not accruing an unused commitment fee.

[6]

Excluded from the investment total above is an unfunded delayed draw term loan commitment in an amount not to exceed $55,271, at an interest rate of 1.00% and a maturity of July 10, 2025. The investment is accruing an unused commitment fee of 0.25% per annum.

[7]

Excluded from the investment total above is an unfunded delayed draw term loan commitment in an amount not to exceed $323,910, at an interest rate of 1.00% and a maturity of February 14, 2025. The investment is not accruing an unused commitment fee.

[8]

Excluded from the investment total above is an unfunded delayed draw term loan commitment in an amount not to exceed $63,106, at an interest rate of 1.00% and a maturity of August 01, 2025. The investment is accruing an unused commitment fee of 0.50% per annum.

[9]

Excluded from the investment total above is an unfunded delayed draw term loan commitment in an amount not to exceed $163,981, at an interest rate of 1.88% and a maturity of August 01, 2025. The investment is not accruing an unused commitment fee.

[10]

Excluded from the investment total above is an unfunded delayed draw term loan commitment in an amount not to exceed $91,708, at an interest rate of 1.00% and a maturity of March 20, 2025. The investment is not accruing an unused commitment fee.

[11]

Excluded from the investment total above is an unfunded delayed draw term loan commitment in an amount not to exceed $166,160, at an interest rate of 2.75% and a maturity of May 30, 2025. The investment is not accruing an unused commitment fee.

[12]

Excluded from the investment total above is an unfunded delayed draw term loan commitment in an amount not to exceed $240,254, at an interest rate of 3.50% and a maturity of July 17, 2025. The investment is not accruing an unused commitment fee.

[13]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[14]	Represents annualized yield at date of purchase.

[15]	Represents the current yield as of September 30, 2018.

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.

Note: For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(JPY): Japanese Yen

(LIBOR): London InterBank Offer Rate

(MTN): Medium-term note

(USD): U.S. dollar

See accompanying notes to Schedule of Portfolio Investments.

43 / Semi-Annual Report September 2018

Floating Rate Income Fund

Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Currency to be Purchased	Currency to be Sold	Counterparty	Settlement Date	Unrealized Appreciation
FOREIGN CURRENCY EXCHANGE CONTRACT
USD 4,953,069	JPY 545,000,000	Goldman Sachs International	11/05/18	$141,376
USD 2,677,436	JPY 300,000,000	Goldman Sachs International	10/15/18	32,895

NET UNREALIZED APPRECIATION				$174,271

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2018 / 44

High Yield Bond Fund

Consolidated Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BONDS – 88.78%
BANK LOANS — 15.49%*
Communications — 6.28%
CenturyLink, Inc., Term Loan B, 1st Lien
(LIBOR plus 2.75%)
4.99%	01/31/25	[1]	$1,994,975	$1,983,504
Colorado Buyer, Inc., Term Loan, 1st Lien
(LIBOR plus 3.00%)
5.11%	05/01/24	[1]	918,375	920,960
Colorado Buyer, Inc., Term Loan, 2nd Lien
(LIBOR plus 7.25%)
9.36%	05/01/25	[1]	480,000	481,402
CSC Holdings LLC, Term Loan B, 1st Lien
(LIBOR plus 2.25%)
4.41%	07/17/25	[1]	5,000,000	5,008,325
Intelsat Jackson Holdings SA, Term Loan B5, 1st Lien (Luxembourg)
6.63%	01/02/24	[2]	2,215,000	2,314,121
NEP/NCP Holdco, Term Loan, 2nd Lien
(LIBOR plus 7.00%)
9.15%	01/23/23	[1]	522,598	524,558
SBA Communications, Term Loan B, 1st Lien
(LIBOR plus 2.00%)
4.25%	04/04/25	[1]	4,189,500	4,198,801
Sprint Communications, Inc., Term Loan B, 1st Lien
(LIBOR plus 2.50%)
4.75%	02/02/24	[1]	6,284,051	6,307,616
Unitymedia Finance LLC, Term Loan B, 1st Lien
(LIBOR plus 2.00%)
4.16%	06/01/23	[1]	1,500,000	1,502,910
UPC Financing Partnership, Term Loan AR, 1st Lien
(LIBOR plus 2.50%)
4.66%	01/15/26	[1]	2,525,000	2,526,111

Virgin Media Bristol LLC, Term Loan K, 1st Lien
(LIBOR plus 2.50%)
4.66%	01/15/26	[1]	5,000,000	5,013,925

				30,782,233

Consumer Discretionary — 0.56%
Alphabet Holding Co., Inc., Term Loan, 1st Lien
(LIBOR plus 3.50%)
5.74%	09/26/24	[1]	1,176,675	1,137,550
Citycenter Holdings LLC, Term Loan B, 1st Lien

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Consumer Discretionary (continued)
(LIBOR plus 2.25%)
4.49%	04/18/24	[1]	$1,600,470	$1,604,343

				2,741,893

Energy — 1.05%
Vistra Operations Co., LLC, Term Loan B1, 1st Lien
(LIBOR plus 2.00%)
4.24%	08/04/23	[1]	1,751,262	1,755,640
Vistra Operations Co., LLC, Term Loan B3, 1st Lien
(LIBOR plus 2.00%)
4.16%	12/31/25	[1]	2,465,854	2,471,562
4.24%	12/31/25	[1]	895,721	897,795

				5,124,997

Finance — 0.31%
Auris Luxembourg III SARL, Term Loan B, 1st Lien (Luxembourg)
(LIBOR plus 3.75%)
3.75%	07/24/25	[1]	525,000	532,221
UFC Holdings LLC, Term Loan B, 1st Lien
(LIBOR plus 3.25%)
5.50%	08/18/23	[1]	982,500	989,486

				1,521,707

Food — 0.11%
Houston Foods, Inc., Term Loan B, 1st Lien
(LIBOR plus 3.75%)
5.99%	07/20/25	[1]	548,625	550,339

Gaming — 0.69%
Churchill Downs, Inc., Term Loan B, 1st Lien
(LIBOR plus 2.00%)
4.25%	12/27/24	[1]	3,374,500	3,386,108

Health Care — 1.18%
BCPE Eagle Buyer LLC, Term Loan, 1st Lien
(LIBOR plus 4.25%)
6.49%	03/13/24	[1]	458,025	454,017
BCPE Eagle Buyer LLC, Term Loan, 2nd Lien
(LIBOR plus 8.00%)
10.24%	03/13/25	[1]	465,000	463,837
Catalent Pharma Solutions, Inc., Term Loan B, 1st Lien
(LIBOR plus 2.25%)
4.49%	05/20/24	[1]	850,952	857,534
Kindred At Home, Term Loan, 1st Lien

See accompanying notes to Schedule of Portfolio Investments.

45 / Semi-Annual Report September 2018

High Yield Bond Fund

Consolidated Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Health Care (continued)
(LIBOR plus 3.75%)
6.00%	07/02/25	[1]	$1,099,547	$1,113,979
Kindred At Home, Term Loan, 2nd Lien
(LIBOR plus 7.00%)
9.34%	07/02/26	[1]	550,000	566,500
Pharmerica Corp., Term Loan B, 1st Lien
(LIBOR plus 3.50%)
5.65%	12/06/24	[1]	920,375	927,710
Pharmerica Corp., Term Loan B, 2nd Lien
(LIBOR plus 7.75%)
9.90%	12/05/25	[1]	925,000	924,422
Wink Holdco, Inc., Term Loan, 2nd Lien
(LIBOR plus 6.75%)
9.00%	12/01/25	[1]	500,000	500,627

				5,808,626

Industrials — 0.09%
Synagro Infrastructure, Term Loan, 1st Lien
(LIBOR plus 5.50%)
7.74%	08/21/20	[1,3,4]	507,591	444,142

Information Technology — 3.37%
First Data Corp., Term Loan, 1st Lien
(LIBOR plus 2.00%)
4.21%	07/08/22	[1]	2,628,792	2,635,811
4.21%	04/26/24	[1]	6,689,948	6,703,060
Scientific Games International, Inc., Term
Loan B5, 1st Lien
(LIBOR plus 2.75%)
4.99%	08/14/24	[1]	350,246	350,109
5.04%	08/14/24	[1]	1,468,272	1,467,700
SS&C Technologies, Inc., Term Loan B3, 1st Lien
(LIBOR plus 2.25%)
4.49%	04/16/25	[1]	2,942,189	2,948,633
SS&C Technology Holdings Europe SARL,
Term Loan B4, 1st Lien
(LIBOR plus 2.25%)
4.49%	04/16/25	[1]	1,142,059	1,144,560
TierPoint LLC, Term Loan, 1st Lien
(LIBOR plus 3.75%)
5.99%	05/06/24	[1]	1,274,700	1,262,947

				16,512,820

Real Estate Investment Trust (REIT) — 0.26%
VICI Properties 1 LLC, Term Loan, 1st Lien
(LIBOR plus 2.00%)
4.21%	12/20/24	[1]	1,288,636	1,292,161

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Retail — 1.01%
BC ULC/New Red Finance, Inc., Term Loan B, 1st Lien (Canada)
(LIBOR plus 2.25%)
4.49%	02/16/24	[1,2]	$4,924,844	$4,933,462

Services — 0.58%
Mister Car Wash Holdings, Inc., Term Loan B, 1st Lien
(LIBOR plus 3.25%)
5.54%	08/20/21	[1]	1,817,841	1,829,484
Powerteam Services LLC, Term Loan, 2nd Lien
(LIBOR plus 7.25%)
9.64%	03/06/26	[1]	1,015,000	1,018,811

				2,848,295

Total Bank Loans
(Cost $75,680,731)				75,946,783

CORPORATES — 73.24%*
Banking — 0.78%
Ally Financial, Inc.
3.25%	11/05/18		3,845,000	3,845,000

Communications — 19.69%
Altice Financing SA (Luxembourg)
7.50%	05/15/26	[2,5]	1,300,000	1,270,750
Altice France SA (France)
7.38%	05/01/26	[2,5]	3,185,000	3,196,944
Altice U.S. Finance I Corp.
5.50%	05/15/26	[5]	684,000	684,855
AMC Networks, Inc.
4.75%	08/01/25		1,268,000	1,222,035
Cable One, Inc.
5.75%	06/15/22	[5]	4,080,000	4,166,700
CCO Holdings LLC/CCO Holdings Capital Corp.
5.00%	02/01/28	[5]	3,204,000	3,023,775
5.13%	05/01/27	[5]	6,775,000	6,427,730
Cequel Communications Holdings I LLC/Cequel Capital Corp.
5.13%	12/15/21	[3,4,5]	847,000	856,529
5.13%	12/15/21	[5]	575,000	578,001
Clear Channel International BV
(Netherlands)
8.75%	12/15/20	[2,5]	2,474,000	2,560,590
CSC Holdings LLC
5.38%	02/01/28	[5]	5,250,000	5,013,750
DISH DBS Corp.
5.88%	11/15/24		489,000	439,513
7.75%	07/01/26		449,000	424,934

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2018 / 46

High Yield Bond Fund

Consolidated Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Communications (continued)
DISH Network Corp.
3.38%	08/15/26		$1,398,000	$1,336,860
EW Scripps Co. (The)
5.13%	05/15/25	[5]	1,304,000	1,258,425
Frontier Communications Corp.
7.13%	01/15/23		4,161,000	2,980,316
8.50%	04/01/26	[5]	918,000	870,953
Intelsat Jackson Holdings SA (Luxembourg)
5.50%	08/01/23	[2]	6,642,000	6,135,547
Intelsat Luxembourg SA (Luxembourg)
8.13%	06/01/23	[2]	1,600,000	1,416,000
Lamar Media Corp.
5.75%	02/01/26		560,000	579,600
Level 3 Financing, Inc.
6.13%	01/15/21		1,850,000	1,866,187
Midcontinent Communications/Midcontinent Finance Corp.
6.88%	08/15/23	[5]	1,255,000	1,321,672
Qwest Corp.
6.75%	12/01/21		4,210,000	4,521,519
Radiate Holdco LLC/Radiate Finance, Inc.
6.88%	02/15/23	[5]	1,539,000	1,488,983
Sinclair Television Group, Inc.
5.38%	04/01/21		3,350,000	3,375,125
Sirius XM Radio, Inc.
3.88%	08/01/22	[5]	7,742,000	7,630,128
Sprint Capital Corp.
8.75%	03/15/32		7,342,000	8,278,105
Sprint Spectrum Co. LLC/Sprint Spectrum
Co. II LLC/Sprint Spectrum Co. III LLC
3.36%	09/20/21	[5]	3,012,000	3,012,000
5.15%	03/20/28	[5]	3,500,000	3,525,900
TEGNA, Inc.
5.13%	10/15/19		2,980,000	2,985,587
T-Mobile USA, Inc.
4.75%	02/01/28		4,636,000	4,358,072
6.50%	01/15/24		7,522,000	7,851,087
Univision Communications, Inc.
5.13%	02/15/25	[5]	1,383,000	1,296,563
Windstream Services LLC/Windstream
Finance Corp.
9.00%	06/30/25	[5]	726,000	564,465

				96,519,200

Consumer Discretionary — 3.72%
Central Garden & Pet Co.
5.13%	02/01/28		1,680,000	1,604,400
First Quality Finance Co., Inc.
4.63%	05/15/21	[5]	15,000	15,019

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Consumer Discretionary (continued)
High Ridge Brands Co.
8.88%	03/15/25	[3,4,5]	$400,000	$195,500
KFC Holding Co./Pizza Hut Holdings LLC/
Taco Bell of America LLC
4.75%	06/01/27	[5]	761,000	733,414
5.00%	06/01/24	[5]	80,000	79,550
5.25%	06/01/26	[5]	3,925,000	3,920,094
Reynolds Group Issuer, Inc./Reynolds Group
Issuer LLC/Reynolds Group Issuer
Luxembourg S.A.
(LIBOR USD 3-Month plus 3.50%)
5.84%	07/15/21	[1,5]	8,000,000	8,130,000
Spectrum Brands, Inc.
6.13%	12/15/24		1,550,000	1,588,750
6.63%	11/15/22		155,000	159,263
WMG Acquisition Corp.
5.50%	04/15/26	[5]	1,838,000	1,826,513

				18,252,503

Electric — 0.35%
Energizer Gamma Acquisition, Inc.
6.38%	07/15/26	[5]	1,375,000	1,424,844
Indiantown Cogeneration LP, Series A-10
9.77%	12/15/20	[3,4]	258,375	276,138

				1,700,982

Energy — 12.42%
Centennial Resource Production LLC
5.38%	01/15/26	[5]	776,000	772,120
Cheniere Corpus Christi Holdings LLC
5.13%	06/30/27		265,000	266,656
Cheniere Energy Partners LP
5.63%	10/01/26	[5]	1,906,000	1,922,106
Chesapeake Energy Corp.
5.75%	03/15/23		1,000,000	978,750
CrownRock LP/CrownRock Finance, Inc.
5.63%	10/15/25	[5]	570,000	555,779
Diamondback Energy, Inc.
5.38%	05/31/25		500,000	513,125
Endeavor Energy Resources LP/EER
Finance, Inc.
5.75%	01/30/28	[5]	1,285,000	1,289,819
Energy Transfer Equity LP
5.50%	06/01/27		2,240,000	2,330,272
5.88%	01/15/24		650,000	688,187
Ensco PLC (United Kingdom)
7.75%	02/01/26	[2]	1,398,000	1,392,757
EQT Corp.
3.90%	10/01/27		2,280,000	2,140,367

See accompanying notes to Schedule of Portfolio Investments.

47 / Semi-Annual Report September 2018

High Yield Bond Fund

Consolidated Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Energy (continued)
Gulfport Energy Corp.
6.38%	05/15/25		$300,000	$295,125
Kinder Morgan Energy Partners LP
2.65%	02/01/19		4,640,000	4,636,978
Matador Resources Co.
5.88%	09/15/26	[5]	1,025,000	1,040,375
MEG Energy Corp. (Canada)
7.00%	03/31/24	[2,5]	750,000	688,125
Newfield Exploration Co.
5.75%	01/30/22		3,552,000	3,734,040
NGPL Pipe Co. LLC
4.38%	08/15/22	[5]	3,405,000	3,447,563
Parsley Energy LLC/Parsley Finance Corp.
5.25%	08/15/25	[5]	1,993,000	1,993,000
Range Resources Corp.
4.88%	05/15/25		1,214,000	1,154,817
5.00%	03/15/23		300,000	295,500
Rockies Express Pipeline LLC
5.63%	04/15/20	[5]	4,553,000	4,700,973
6.00%	01/15/19	[5]	2,765,000	2,786,429
6.88%	04/15/40	[5]	968,000	1,108,360
Seven Generations Energy Ltd. (Canada)
5.38%	09/30/25	[2,5]	1,220,000	1,184,925
SunCoke Energy Partners LP/SunCoke
Energy Partners Finance Corp.
7.50%	06/15/25	[5]	740,000	762,200
Sunoco LP/Sunoco Finance Corp.
4.88%	01/15/23	[5]	1,874,000	1,856,431
5.88%	03/15/28	[5]	2,100,000	2,029,125
Targa Resources Partners LP/Targa
Resources Partners Finance Corp.
5.88%	04/15/26	[5]	951,000	981,955
TransMontaigne Partners LP/TLP Finance Corp.
6.13%	02/15/26		2,170,000	2,056,075
Transocean Pontus Ltd. (Cayman Islands)
6.13%	08/01/25	[2,5]	2,740,000	2,791,348
Transocean Proteus Ltd. (Cayman Islands)
6.25%	12/01/24	[2,5]	4,186,250	4,275,208
USA Compression Partners LP/USA
Compression Finance Corp.
6.88%	04/01/26	[5]	1,339,000	1,387,539
Williams Cos., Inc. (The)
3.70%	01/15/23		1,695,000	1,679,661
4.55%	06/24/24		1,650,000	1,680,885
WPX Energy, Inc.
5.25%	09/15/24		814,000	819,596
5.75%	06/01/26		600,000	609,750
6.00%	01/15/22		31,000	32,124

Issues	Maturity Date		Principal Amount		Value
CORPORATES (continued)
Energy (continued)
			$		$60,878,045

Finance — 1.10%
International Lease Finance Corp.
6.25%	05/15/19			4,000,000	4,078,422
Trident Merger Sub, Inc.
6.63%	11/01/25	[5]		1,383,000	1,313,850

					5,392,272

Food — 2.23%
B&G Foods, Inc.
4.63%	06/01/21			1,360,000	1,363,400
Chobani LLC/Chobani Finance Corp., Inc.
7.50%	04/15/25	[5]		1,483,000	1,353,237
Kraft Heinz Foods Co.
4.88%	02/15/25	[5]		579,000	589,052
Pilgrim's Pride Corp.
5.75%	03/15/25	[5]		278,000	268,965
5.88%	09/30/27	[5]		1,980,000	1,881,000
Post Holdings, Inc.
5.63%	01/15/28	[5]		4,296,000	4,145,640
Sigma Holdco BV (Netherlands)
7.88%	05/15/26	[2,5]		1,400,000	1,319,500

					10,920,794

Gaming — 2.19%
Boyd Gaming Corp.
6.00%	08/15/26			1,602,000	1,622,025
Caesars Resort Collection LLC/CRC Finco, Inc.
5.25%	10/15/25	[5]		1,390,000	1,327,450
Delta Merger Sub, Inc.
6.00%	09/15/26	[5]		1,450,000	1,469,937
GLP Capital LP/GLP Financing II, Inc.
5.75%	06/01/28			1,500,000	1,550,625
Rivers Pittsburgh Borrower LP/Rivers
Pittsburgh Finance Corp.
6.13%	08/15/21	[5]		1,731,000	1,731,000
Sugarhouse HSP Gaming Prop Mezz LP/
Sugarhouse HSP Gaming Finance Corp.
5.88%	05/15/25	[5]		1,287,000	1,219,046
Wynn Las Vegas LLC/Wynn Las Vegas
Capital Corp.
5.25%	05/15/27	[5]		1,000,000	930,000
5.50%	03/01/25	[5]		910,000	881,563

					10,731,646

Health Care — 11.14%
Acadia Healthcare Co., Inc.
6.50%	03/01/24			1,453,000	1,509,304

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2018 / 48

High Yield Bond Fund

Consolidated Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Health Care (continued)
Bausch Health Cos., Inc.
9.25%	04/01/26	[5]	$1,200,000	$1,300,500
Bausch Health Cos., Inc. (Canada)
5.50%	03/01/23	[2,5]	1,784,000	1,723,790
5.50%	11/01/25	[2,5]	3,371,000	3,383,641
5.88%	05/15/23	[2,5]	1,774,000	1,731,867
6.13%	04/15/25	[2,5]	1,777,000	1,697,035
6.50%	03/15/22	[2,5]	865,000	901,763
Centene Corp.
4.75%	05/15/22		2,178,000	2,213,393
5.63%	02/15/21		1,875,000	1,912,500
CHS/Community Health Systems, Inc.
5.13%	08/01/21		1,018,000	995,095
6.25%	03/31/23		614,000	584,651
6.88%	02/01/22		520,000	293,150
Elanco Animal Health, Inc.
3.91%	08/27/21	[5]	1,500,000	1,502,434
4.90%	08/28/28	[5]	1,500,000	1,525,864
Endo DAC/Endo Finance LLC/Endo Finco, Inc. (Ireland)
6.00%	02/01/25	[2,5]	1,375,000	1,190,406
HCA, Inc.
5.00%	03/15/24		2,379,000	2,444,423
5.25%	04/15/25		3,500,000	3,618,125
5.25%	06/15/26		3,300,000	3,399,000
6.50%	02/15/20		5,234,000	5,459,062
Hill-Rom Holdings, Inc.
5.75%	09/01/23	[5]	946,000	975,610
Hologic, Inc.
4.63%	02/01/28	[5]	2,010,000	1,891,913
Polaris Intermediate Corp. (PIK)
8.50%	12/01/22	[5,6]	895,000	929,681
Teleflex, Inc.
4.88%	06/01/26		229,000	227,569
Tenet Healthcare Corp.
4.50%	04/01/21		2,973,000	2,976,716
4.63%	07/15/24		1,400,000	1,365,000
4.75%	06/01/20		7,154,000	7,234,483
6.00%	10/01/20		569,000	589,626
WellCare Health Plans, Inc.
5.38%	08/15/26	[5]	1,000,000	1,022,500

				54,599,101

Industrials — 7.14%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland)
4.25%	09/15/22	[2,5]	3,551,000	3,506,613
7.25%	05/15/24	[2,5]	2,600,000	2,730,000

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Industrials (continued)
Ball Corp.
4.00%	11/15/23		$2,700,000	$2,646,000
4.38%	12/15/20		1,000,000	1,013,750
Berry Global, Inc.
4.50%	02/15/26	[5]	2,875,000	2,738,437
Bombardier, Inc. (Canada)
6.13%	01/15/23	[2,5]	1,147,000	1,154,914
Clean Harbors, Inc.
5.13%	06/01/21		4,923,000	4,947,615
Covanta Holding Corp.
5.88%	07/01/25		607,000	614,587
Crown Americas LLC/Crown Americas Capital Corp. V
4.25%	09/30/26		1,532,000	1,405,610
Graphic Packaging International LLC
4.88%	11/15/22		2,080,000	2,095,600
Itron, Inc.
5.00%	01/15/26	[5]	1,519,000	1,462,037
KLX, Inc.
5.88%	12/01/22	[5]	2,811,000	2,910,791
Multi-Color Corp.
4.88%	11/01/25	[5]	1,995,000	1,870,313
OI European Group BV (Netherlands)
4.00%	03/15/23	[2,5]	675,000	642,937
Sealed Air Corp.
5.25%	04/01/23	[5]	1,055,000	1,078,737
5.50%	09/15/25	[5]	700,000	712,250
Silgan Holdings, Inc.
4.75%	03/15/25		2,000,000	1,927,500
Titan Acquisition Ltd./Titan Co-Borrower LLC (Canada)
7.75%	04/15/26	[2,5]	1,775,000	1,550,906

				35,008,597

Information Technology — 2.66%
CDK Global, Inc.
3.80%	10/15/19		2,823,000	2,831,469
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc.
5.75%	03/01/25	[5]	1,352,000	1,345,240
IQVIA, Inc.
5.00%	10/15/26	[5]	1,891,000	1,860,082
MSCI, Inc.
4.75%	08/01/26	[5]	75,000	74,625
NXP BV/NXP Funding LLC (Netherlands)
3.88%	09/01/22	[2,5]	1,800,000	1,778,112
4.13%	06/01/21	[2,5]	1,475,000	1,477,095

See accompanying notes to Schedule of Portfolio Investments.

49 / Semi-Annual Report September 2018

High Yield Bond Fund

Consolidated Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Information Technology (continued)
Zayo Group LLC/Zayo Capital, Inc.
5.75%	01/15/27	[5]	$3,678,000	$3,687,195

				13,053,818

Materials — 1.35%
Axalta Coating Systems LLC
4.88%	08/15/24	[5]	3,600,000	3,546,000
Big River Steel LLC/BRS Finance Corp.
7.25%	09/01/25	[5]	700,000	741,125
Kissner Holdings LP/Kissner Milling Co.
Ltd./BSC Holding, Inc./Kissner USA
(Canada)
8.38%	12/01/22	[2,5]	735,000	757,050
Valvoline, Inc.
4.38%	08/15/25		1,690,000	1,573,813

				6,617,988

Real Estate Investment Trust (REIT) — 0.25%
MGM Growth Properties Operating
Partnership LP/MGP Finance Co.-Issuer, Inc.
4.50%	01/15/28		1,000,000	920,100
5.63%	05/01/24		300,000	308,625

				1,228,725

Retail — 1.55%
Cumberland Farms, Inc.
6.75%	05/01/25	[5]	1,280,000	1,317,600
IRB Holding Corp.
6.75%	02/15/26	[5]	975,000	957,937
Nathan's Famous, Inc.
6.63%	11/01/25	[5]	696,000	698,610
Party City Holdings, Inc.
6.63%	08/01/26	[5]	912,000	925,680
Rite Aid Corp.
6.13%	04/01/23	[5]	4,108,000	3,702,335

				7,602,162

Services — 2.80%
Gartner, Inc.
5.13%	04/01/25	[5]	160,000	161,506
GFL Environmental, Inc. (Canada)
5.38%	03/01/23	[2,5]	1,700,000	1,602,250
IHS Markit Ltd. (Bermuda)
4.00%	03/01/26	[2,5]	3,559,000	3,414,416
4.75%	02/15/25	[2,5]	455,000	462,749
Matthews International Corp.
5.25%	12/01/25	[5]	1,972,000	1,922,700
Service Corp. International/U.S.
4.50%	11/15/20		2,480,000	2,489,300
4.63%	12/15/27		1,825,000	1,756,216

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Services (continued)
Waste Pro USA, Inc.
5.50%	02/15/26	[5]	$1,945,000	$1,906,100

				13,715,237

Transportation — 3.87%
American Airlines Pass-Through Trust,
Series 2013-1, Class B
5.63%	01/15/21	[5]	4,205,370	4,264,365
Avolon Holdings Funding Ltd. (Cayman Islands)
5.13%	10/01/23	[2,5]	1,450,000	1,469,256
Continental Airlines Pass-Through Trust, Series 2007-1, Class B
6.90%	04/19/22		1,340,844	1,379,460
Delta Air Lines Pass-Through Trust, Series 2002-1, Class G1
6.72%	01/02/23		7,595,764	8,060,062
U.S. Airways Pass-Through Trust, Series 2010-1, Class A
6.25%	04/22/23		1,370,216	1,465,743
U.S. Airways Pass-Through Trust, Series 2012-1, Class A
5.90%	10/01/24		2,212,266	2,359,897

				18,998,783

Total Corporates (Cost $358,960,113)				359,064,853

MORTGAGE-BACKED — 0.05%**
Non-Agency Mortgage-Backed — 0.05%
Countrywide Asset-Backed Certificates, Series 2007-13, Class 2A1
(LIBOR USD 1-Month plus 0.90%)
3.12%	10/25/47	[1]	254,928	253,151

Total Mortgage-Backed (Cost $191,547)
Total Bonds – 88.78% (Cost $434,832,391)				435,264,787

Issues			Shares	Value
COMMON STOCK — 0.94%
Electric — 0.87%
Homer City Holdings LLC[3,4,5,7]			502,908	4,274,718

Energy — 0.04%
Sabine Oil & Gas Holdings, Inc.[3,4,5,7]			3,520	179,520

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2018 / 50

High Yield Bond Fund

Consolidated Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues		Shares	Value
COMMON STOCK (continued)
Secured Assets — 0.03%
Entegra TC LLC[3,4,7,8]		28,545	$171,270

Total Common Stock (Cost $30,886,763)			4,625,508

WARRANT — 0.02%
Energy — 0.02%
Sabine Oil & Gas Holdings, Inc. Warrant Tranche 1[3,4,5,7]		11,165	72,573
Sabine Oil & Gas Holdings, Inc. Warrant Tranche 2[3,4,7]		1,988	10,934

			83,507

Total Warrant (Cost $2,595,507)

Issues	Maturity Date	Principal Amount/ Shares	Value
SHORT-TERM INVESTMENTS — 12.26%
Money Market Funds — 4.36%
Morgan Stanley Institutional Liquidity
Funds-Government Portfolio
2.04%[9]		21,372,000	21,372,000

U.S. Agency Discount Notes — 0.83%
Federal Home Loan Bank
0.79%[10]	10/03/18	$4,100,000	4,099,523

U.S. Treasury Bills — 7.07%
U.S. Treasury Bills
2.04%[10]	01/03/19	14,500,000	14,417,842
2.05%[10,11]	12/13/18	680,000	677,075
2.16%[10]	01/24/19	5,000,000	4,964,861
2.19%[10]	01/31/19	14,700,000	14,589,469

			34,649,247

Total Short-Term Investments (Cost $60,124,895)			60,120,770

Total Investments – 102.00%
(Cost $528,439,556)			500,094,572

Liabilities in Excess of Other Assets – (2.00)%			(9,822,976)

Net Assets – 100.00%			$490,271,596

[1]	Floating rate security. The rate disclosed was in effect at September 30, 2018.

[2]	U.S. dollar-denominated security issued by foreign-domiciled entity.

[3]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

[4]	Illiquid security as determined under procedures approved by the Board of Trustees. The aggregate value of illiquid securities is $6,481,324, which is 1.32% of total net assets.
[5]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[6]	Payment-in-kind (“PIK”) security. Income may be paid in additional securities or cash at the discretion of the issuer. 8.50% cash or 9.25% payment-in-kind interest.

[7]	Non-income producing security.

[8]	All or a portion of this security is owned by Metropolitan West HY Sub I LLC, a consolidated subsidiary.

[9]	Represents the current yield as of September 30, 2018.

[10]	Represents annualized yield at date of purchase.

[11]	Securities, or a portion thereof, pledged as collateral for futures. The total market value of collateral pledged is $677,056.

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.

**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(LIBOR): London InterBank Offer Rate

(PIK): Payment In Kind

(USD): U.S. dollar

See accompanying notes to Schedule of Portfolio Investments.

51 / Semi-Annual Report September 2018

High Yield Bond Fund

Consolidated Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
FUTURES CONTRACTS: LONG POSITIONS
U.S. Treasury Five Year Note	705	12/31/18	$79,295,977	$(364,802)	$(364,802)
U.S. Treasury Two Year Note	175	12/31/18	36,878,516	(121,595)	(121,595)

			$116,174,493	$(486,397)	$(486,397)

FUTURES CONTRACTS: SHORT POSITIONS
U.S. Treasury Ten Year Ultra Bond	49	12/19/18	6,174,000	70,123	70,123

TOTAL FUTURES CONTRACTS			$122,348,493	$(416,274)	$(416,274)

Reference Obligation/Index	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Expiration Date	Notional Amount[a]	Value	Premiums Paid	Unrealized (Depreciation)
SWAPS: CREDIT DEFAULT (PURCHASED) - SINGLE ISSUES OTC
Arconic, Inc., 5.72%, due 02/23/19	1.00%	3 Months	Goldman Sachs International	03/20/19	$9,750,000	$(37,801)	$30,483	$(68,284)
Arconic, Inc., 5.72%, due 02/23/19	1.00%	3 Months	Morgan Stanley Capital Services LLC	03/20/19	5,000,000	(19,385)	19,097	(38,482)
Teck Resources Ltd., 3.75%, due 02/01/23	1.00%	3 Months	Morgan Stanley Capital Services LLC	03/20/19	5,000,000	(23,002)	16,865	(39,867)

TOTAL						$(80,188)	$66,445	$(146,633)

a

The maximum potential payment the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2018 / 52

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BONDS – 96.35%
ASSET-BACKED SECURITIES — 7.79%**
Academic Loan Funding Trust, Series 2012-1A, Class A2
(LIBOR USD 1-Month plus 1.10%)
3.32%	12/27/44	[1,2]	$869,705	$877,186
Barings CLO Ltd., Series 2013-IA, Class AR (Cayman Islands)
(LIBOR USD 3-Month plus 0.80%)
3.15%	01/20/28	[1,2,3]	1,315,000	1,310,224
Bayview Commercial Asset Trust, Series 2004-3, Class A1
(LIBOR USD 1-Month plus 0.56%)
2.77%	01/25/35	[1,2]	504,302	498,886
Brazos Higher Education Authority, Inc., Series 2005-3, Class A16
(LIBOR USD 3-Month plus 0.20%)
2.57%	06/25/26	[1]	180,952	179,143
Brazos Higher Education Authority, Inc., Series 2010-1, Class A2
(LIBOR USD 3-Month plus 1.20%)
3.51%	02/25/35	[1]	650,000	667,983
Brazos Higher Education Authority, Inc., Series 2011-2, Class A3
(LIBOR USD 3-Month plus 1.00%)
3.34%	10/27/36	[1]	930,000	945,964
CIT Education Loan Trust, Series 2007-1, Class A
(LIBOR USD 3-Month plus 0.09%)
2.46%	03/25/42	[1,2]	301,831	294,183
Educational Funding of the South, Inc., Series 2011-1, Class A2
(LIBOR USD 3-Month plus 0.65%)
2.99%	04/25/35	[1]	344,466	345,040
GCO Education Loan Funding Trust, Series 2006-2AR, Class A1RN
(LIBOR USD 1-Month plus 0.65%)
2.87%	08/27/46	[1,2]	810,462	799,572
Global SC Finance II SRL, Series 2014-1A,
Class A2 (Barbados)
3.09%	07/17/29	[2,3]	977,083	947,077
Higher Education Funding I, Series 2014-1, Class A
(LIBOR USD 3-Month plus 1.05%)
3.36%	05/25/34	[1,2]	1,190,952	1,199,176
J.G. Wentworth XXX LLC, Series 2013-3A, Class A
4.08%	01/17/73	[2]	486,611	490,036
J.G. Wentworth XXXII LLC, Series 2014-2A, Class A
3.61%	01/17/73	[2]	895,274	858,207
LCM XX LP, Series 20A, Class AR (Cayman Islands)
(LIBOR USD 3-Month plus 1.04%)

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
3.38%	10/20/27	1,2,3,†	$1,700,000	$1,700,001
Magnetite XI Ltd., Series 2014-11A, Class A1R (Cayman Islands)
(LIBOR USD 3-Month plus 1.12%)
3.45%	01/18/27	[1,2,3]	2,400,000	2,400,260
Navient Student Loan Trust, Series 2014-1, Class A3
(LIBOR USD 1-Month plus 0.51%)
2.73%	06/25/31	[1]	2,549,134	2,555,932
Navient Student Loan Trust, Series 2014-3, Class A
(LIBOR USD 1-Month plus 0.62%)
2.84%	03/25/83	[1]	1,999,643	1,993,094
Navient Student Loan Trust, Series 2014-4, Class A
(LIBOR USD 1-Month plus 0.62%)
2.84%	03/25/83	[1]	1,849,179	1,842,382
Navient Student Loan Trust, Series 2014-8, Class A3
(LIBOR USD 1-Month plus 0.60%)
2.82%	05/27/49	[1]	4,710,000	4,734,310
Navient Student Loan Trust, Series 2016-2A, Class A3
(LIBOR USD 1-Month plus 1.50%)
3.72%	06/25/65	[1,2]	1,640,000	1,712,075
Nelnet Student Loan Trust, Series 2011-1A, Class A
(LIBOR USD 1-Month plus 0.85%)
3.07%	02/25/48	[1,2]	1,172,893	1,184,030
Nelnet Student Loan Trust, Series 2014-4A, Class A2
(LIBOR USD 1-Month plus 0.95%)
3.17%	11/25/48	[1,2]	1,370,000	1,380,527
Nelnet Student Loan Trust, Series 2015-2A, Class A2
(LIBOR USD 1-Month plus 0.60%)
2.82%	09/25/47	[1,2]	3,313,635	3,311,742
SLC Student Loan Trust, Series 2004-1, Class B
(LIBOR USD 3-Month plus 0.29%)
2.60%	08/15/31	[1]	178,474	169,023
SLC Student Loan Trust, Series 2008-1, Class A4A
(LIBOR USD 3-Month plus 1.60%)
3.93%	12/15/32	[1]	409,005	425,252
SLM Student Loan Trust, Series 2003-10A, Class A3
(LIBOR USD 3-Month plus 0.47%)
2.80%	12/15/27	[1,2]	1,763,491	1,771,210
SLM Student Loan Trust, Series 2004-2, Class B
(LIBOR USD 3-Month plus 0.47%)
2.81%	07/25/39	[1]	212,001	203,075

See accompanying notes to Schedule of Portfolio Investments.

53 / Semi-Annual Report September 2018

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Series 2006-8, Class A6
(LIBOR USD 3-Month plus 0.16%)
2.50%	01/25/41	[1]	$925,000	$898,896
SLM Student Loan Trust, Series 2008-2, Class B
(LIBOR USD 3-Month plus 1.20%)
3.54%	01/25/83	[1]	160,000	154,412
SLM Student Loan Trust, Series 2008-3, Class B
(LIBOR USD 3-Month plus 1.20%)
3.54%	04/26/83	[1]	160,000	156,935
SLM Student Loan Trust, Series 2008-4, Class B
(LIBOR USD 3-Month plus 1.85%)
4.19%	04/25/73	[1]	160,000	164,951
SLM Student Loan Trust, Series 2008-5, Class B
(LIBOR USD 3-Month plus 1.85%)
4.19%	07/25/73	[1]	2,210,000	2,268,811
SLM Student Loan Trust, Series 2008-6, Class A4
(LIBOR USD 3-Month plus 1.10%)
3.44%	07/25/23	[1]	2,518,797	2,533,213
SLM Student Loan Trust, Series 2008-6, Class B
(LIBOR USD 3-Month plus 1.85%)
4.19%	07/26/83	[1]	160,000	163,934
SLM Student Loan Trust, Series 2008-7, Class B
(LIBOR USD 3-Month plus 1.85%)
4.19%	07/26/83	[1]	160,000	163,277
SLM Student Loan Trust, Series 2008-8, Class B
(LIBOR USD 3-Month plus 2.25%)
4.59%	10/25/75	[1]	160,000	168,098
SLM Student Loan Trust, Series 2008-9, Class A
(LIBOR USD 3-Month plus 1.50%)
3.84%	04/25/23	[1]	1,666,523	1,703,113
SLM Student Loan Trust, Series 2008-9, Class B
(LIBOR USD 3-Month plus 2.25%)
4.59%	10/25/83	[1]	1,860,000	1,938,287
SLM Student Loan Trust, Series 2009-3, Class A
(LIBOR USD 1-Month plus 0.75%)
2.97%	01/25/45	[1,2]	3,927,952	3,962,259
SLM Student Loan Trust, Series 2011-2, Class A2
(LIBOR USD 1-Month plus 1.20%)
3.42%	10/25/34	[1]	500,000	515,191

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Series 2012-3, Class A
(LIBOR USD 1-Month plus 0.65%)
2.87%	12/27/38	[1]	$1,391,333	$1,400,088
SLM Student Loan Trust, Series 2012-7, Class A3
(LIBOR USD 1-Month plus 0.65%)
2.87%	05/26/26	[1]	729,388	722,818
Structured Receivables Finance LLC, Series 2010-A, Class B
7.61%	01/16/46	2,†	572,094	637,865
Student Loan Consolidation Center Student Loan Trust I, Series 2002-2, Class B2
(28 Day Auction Rate plus 0.00%)0
1.61%	07/01/42	[1,2]	650,000	518,334

Total Asset-Backed Securities
(Cost $52,403,314)				52,866,072

BANK LOANS — 0.64%*
Communications — 0.07%
Intelsat Jackson Holdings SA, Term Loan B5, 1st Lien (Luxembourg)
6.63%	01/02/24	[3]	225,000	235,069
Lamar Media Corp., Term Loan B, 1st Lien
(LIBOR plus 1.75%)
3.94%	03/14/25	[1]	199,000	200,161
Sprint Communications, Inc., Term Loan B, 1st Lien
(LIBOR plus 2.50%)
4.75%	02/02/24	[1]	54,861	55,066

				490,296

Consumer Discretionary — 0.07%
Reynolds Group Holdings, Inc., Term Loan B, 1st Lien
(LIBOR plus 2.75%)
4.99%	02/05/23	[1]	441,020	443,500

Energy — 0.02%
Vistra Operations Co., LLC, Term Loan B1, 1st Lien
(LIBOR plus 2.00%)
4.24%	08/04/23	[1]	120,731	121,033

Finance — 0.29%
Delos Finance SARL, Term Loan B, 1st Lien
(LIBOR plus 1.75%)
4.14%	10/06/23	[1]	1,980,136	1,990,037

Gaming — 0.01%
Churchill Downs, Inc., Term Loan B, 1st Lien
(LIBOR plus 2.00%)
4.25%	12/27/24	[1]	54,862	55,051

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2018 / 54

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Health Care — 0.00%
Kindred At Home, Term Loan, 1st Lien
(LIBOR plus 3.75%)
6.00%	07/02/25	[1]	$30,000	$30,394

Industrials — 0.04%
Tyco International Holdings SARL, Term Loan
(LIBOR plus 1.25%)
3.62%	03/02/20	[1,4,5]	291,200	290,928

Information Technology — 0.14%
Dell International LLC, Term Loan A3, 1st Lien
(LIBOR plus 1.50%)
3.75%	12/31/18	[1]	611,173	612,224
SS&C Technologies, Inc., Term Loan B3, 1st Lien
(LIBOR plus 2.25%)
4.49%	04/16/25	[1]	220,577	221,060
SS&C Technology Holdings Europe SARL, Term Loan B4, 1st Lien
(LIBOR plus 2.25%)
4.49%	04/16/25	[1]	85,621	85,808

				919,092

Total Bank Loans
(Cost $4,313,911)				4,340,331

CORPORATES — 39.66%*
Automotive — 0.16%
General Motors Co.
4.88%	10/02/23		1,035,000	1,060,841

Banking — 7.42%
Bank of America Corp.
2.74%	01/23/22	[6]	2,130,000	2,095,400
3.00%	12/20/23	[6]	671,000	651,544
3.71%	04/24/28	[6]	740,000	711,778
Bank of America Corp. (GMTN)
2.37%	07/21/21	[6]	1,960,000	1,925,870
3.59%	07/21/28	[6]	535,000	510,123
Bank of America Corp. (MTN)
3.09%	10/01/25	[6]	2,195,000	2,092,693
4.13%	01/22/24		1,170,000	1,189,529
4.27%	07/23/29	[6]	1,000,000	998,393
Bank of America Corp., Series L
2.60%	01/15/19		115,000	114,987
Bank of New York Mellon Corp. (The) (MTN)
2.50%	04/15/21		1,284,000	1,261,810
2.60%	02/07/22		775,000	756,121
Capital One Bank USA N.A. (BKNT)
2.15%	11/21/18		1,950,000	1,949,323

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Banking (continued)
JPMorgan Chase & Co.
2.55%	10/29/20		$4,440,000	$4,377,625
3.22%	03/01/25	[6]	2,395,000	2,317,609
JPMorgan Chase Bank N.A.
2.60%	02/01/21	[6]	3,245,000	3,221,358
JPMorgan Chase Bank N.A. (BKNT)
(LIBOR USD 3-Month plus 0.25%)
2.59%	02/13/20	[1]	3,055,000	3,056,819
Lloyds Banking Group PLC
(United Kingdom)
2.91%	11/07/23	[3,6]	875,000	835,197
PNC Bank N.A. (BKNT)
1.70%	12/07/18		2,385,000	2,381,964
Santander UK Group Holdings PLC
(United Kingdom)
2.88%	10/16/20	[3]	1,015,000	1,003,047
Santander UK PLC (United Kingdom)
2.50%	03/14/19	[3]	780,000	779,632
3.40%	06/01/21	[3]	2,015,000	2,007,863
UBS AG/London (Switzerland)
(LIBOR USD 3-Month plus 0.32%)
2.63%	05/28/19	[1,2,3]	2,340,000	2,344,868
US Bank N.A. (BKNT)
3.40%	07/24/23		1,845,000	1,837,348
Wells Fargo & Co.
3.00%	04/22/26		780,000	724,213
3.00%	10/23/26		2,145,000	1,992,553
Wells Fargo & Co. (MTN)
3.30%	09/09/24		3,635,000	3,528,577
Wells Fargo Bank N.A. (BKNT)
2.40%	01/15/20		3,900,000	3,870,124
3.33%	07/23/21	[6]	1,855,000	1,853,317

				50,389,685

Communications — 2.59%
AT&T, Inc.
3.40%	05/15/25		1,950,000	1,858,362
3.80%	03/15/22		1,170,000	1,175,082
CCO Holdings LLC/CCO Holdings Capital Corp.
5.00%	02/01/28	[2]	500,000	471,875
Charter Communications Operating
LLC/Charter Communications Operating Capital
3.75%	02/15/28		550,000	507,445
4.50%	02/01/24		2,180,000	2,195,755
Clear Channel International BV
(Netherlands)
8.75%	12/15/20	[2,3]	142,000	146,970

See accompanying notes to Schedule of Portfolio Investments.

55 / Semi-Annual Report September 2018

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Communications (continued)
CSC Holdings LLC
5.38%	02/01/28	[2]	$500,000	$477,500
Intelsat Jackson Holdings SA (Luxembourg)
8.50%	10/15/24	[2,3]	49,000	49,398
9.75%	07/15/25	[2,3]	350,000	371,437
Sprint Communications, Inc.
9.00%	11/15/18	[2]	97,000	97,849
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC
3.36%	09/20/21	[2]	2,015,250	2,015,250
4.74%	03/20/25	[2]	780,000	781,599
T-Mobile USA, Inc.
4.50%	02/01/26		172,000	163,615
Verizon Communications, Inc.
2.95%	03/15/22		1,105,000	1,088,340
3.38%	02/15/25		485,000	471,446
3.50%	11/01/24		1,808,000	1,776,531
4.33%	09/21/28	[2]	468,000	470,869
Vodafone Group PLC (United Kingdom)
4.38%	05/30/28	[3]	750,000	740,361
Warner Media LLC
3.55%	06/01/24		975,000	946,225
3.88%	01/15/26		1,835,000	1,783,360

				17,589,269

Consumer Discretionary — 1.02%
Anheuser-Busch InBev Finance, Inc.
3.65%	02/01/26		1,910,000	1,858,265
BAT Capital Corp.
2.76%	08/15/22	[2]	875,000	843,862
Central Garden & Pet Co.
5.13%	02/01/28		278,000	265,490
Constellation Brands, Inc.
2.00%	11/07/19		1,950,000	1,928,230
First Quality Finance Co., Inc.
5.00%	07/01/25	[2]	171,000	160,313
Reckitt Benckiser Treasury Services PLC
(United Kingdom)
2.75%	06/26/24	[2,3]	1,950,000	1,849,888

				6,906,048

Electric — 3.22%
AEP Texas, Inc.
3.85%	10/01/25	[2]	1,405,000	1,397,281
Black Hills Corp.
2.50%	01/11/19		1,960,000	1,957,877
Duquesne Light Holdings, Inc.
5.90%	12/01/21	[2]	485,000	509,393
6.40%	09/15/20	[2]	1,843,000	1,930,651

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Electric (continued)
Entergy Corp.
4.00%	07/15/22		$1,170,000	$1,184,535
Entergy Mississippi, Inc.
3.10%	07/01/23		1,755,000	1,705,417
Kansas City Power & Light Co.
3.65%	08/15/25		780,000	764,149
KCP&L Greater Missouri Operations Co.
8.27%	11/15/21		1,775,000	1,980,841
Metropolitan Edison Co.
4.00%	04/15/25	[2]	770,000	764,215
7.70%	01/15/19		390,000	395,210
Nevada Power Co.
7.13%	03/15/19		1,560,000	1,592,075
NextEra Energy Capital Holdings, Inc.
(LIBOR USD 3-Month plus 0.55%)
2.86%	08/28/21	[1]	2,000,000	2,000,315
NextEra Energy Operating Partners LP
4.50%	09/15/27	[2]	271,000	260,837
Public Service Co. of New Mexico
3.85%	08/01/25		1,405,000	1,394,062
Southwestern Electric Power Co.
3.55%	02/15/22		1,170,000	1,173,633
6.45%	01/15/19		864,000	871,018
Texas-New Mexico Power Co.
9.50%	04/01/19	[2]	1,405,000	1,447,623
Tucson Electric Power Co.
3.85%	03/15/23		545,000	543,568

				21,872,700

Energy — 2.18%
Brooklyn Union Gas Co. (The)
3.41%	03/10/26	[2]	3,120,000	3,015,461
Canadian Natural Resources Ltd. (Canada)
3.85%	06/01/27	[3]	345,000	336,596
Enbridge Energy Partners LP
5.88%	10/15/25		975,000	1,071,674
Energy Transfer Partners LP/Regency Energy Finance Corp.
5.00%	10/01/22		235,000	243,548
Florida Gas Transmission Co. LLC
7.90%	05/15/19	[2]	1,170,000	1,204,218
NiSource, Inc.
2.65%	11/17/22		1,185,000	1,129,132
Petroleos Mexicanos (Mexico)
2.00%	12/20/22	[3]	1,350,000	1,318,222
Plains All American Pipeline LP/PAA Finance Corp.
3.85%	10/15/23		235,000	232,250
4.65%	10/15/25		780,000	791,138

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2018 / 56

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Energy (continued)
Ruby Pipeline LLC
6.00%	04/01/22	[2]	$871,591	$895,397
TC PipeLines LP
4.65%	06/15/21		2,010,000	2,044,699
Texas Eastern Transmission LP
2.80%	10/15/22	[2]	823,000	790,542
Williams Cos., Inc. (The)
3.35%	08/15/22		585,000	573,054
3.60%	03/15/22		1,157,000	1,150,396

				14,796,327

Finance — 6.92%
Air Lease Corp.
2.13%	01/15/20		1,170,000	1,151,937
3.38%	01/15/19		780,000	780,819
American Express Credit Corp. (MTN)
2.20%	03/03/20		3,800,000	3,758,221
Citibank N.A. (BKNT)
3.40%	07/23/21		1,855,000	1,855,416
Citigroup, Inc.
2.05%	12/07/18		2,730,000	2,727,911
Durrah MSN 35603 (Cayman Islands)
1.68%	01/22/25	[3]	3,620,226	3,453,783
Ford Motor Credit Co. LLC
2.02%	05/03/19		1,560,000	1,550,907
2.43%	06/12/20		835,000	818,412
General Motors Financial Co., Inc.
2.40%	05/09/19		1,560,000	1,556,143
Goldman Sachs Group, Inc. (The)
2.55%	10/23/19		2,730,000	2,719,099
2.75%	09/15/20		1,275,000	1,262,543
3.27%	09/29/25	[6]	1,320,000	1,261,527
3.69%	06/05/28	[6]	950,000	904,330
Goldman Sachs Group, Inc. (The) (MTN)
3.85%	07/08/24		2,165,000	2,155,641
Morgan Stanley
(LIBOR USD 3-Month plus 0.93%)
3.28%	07/22/22	[1]	1,440,000	1,452,960
Morgan Stanley, Series 3NC2
(LIBOR USD 3-Month plus 0.80%)
3.12%	02/14/20	[1]	5,460,000	5,473,183
Protective Life Global Funding
1.72%	04/15/19	[2]	1,405,000	1,397,542
2.70%	11/25/20	[2]	2,430,000	2,393,870
Raymond James Financial, Inc.
5.63%	04/01/24		1,950,000	2,106,546
Safina Ltd. (Cayman Islands)
2.00%	12/30/23	[3]	6,404,687	6,196,214

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance (continued)
Sandalwood 2013 LLC
2.90%	07/10/25		$2,071,063	$2,045,071

				47,022,075

Food — 0.87%
General Mills, Inc.
4.20%	04/17/28		745,000	735,029
Kraft Heinz Foods Co.
3.00%	06/01/26		780,000	713,184
3.95%	07/15/25		1,520,000	1,500,057
Mondelez International Holdings Netherlands BV (Netherlands)
1.63%	10/28/19	[2,3]	3,005,000	2,962,077

				5,910,347

Gaming — 0.21%
GLP Capital LP/GLP Financing II, Inc.
5.25%	06/01/25		505,000	514,469
5.38%	04/15/26		873,000	888,723

				1,403,192

Health Care — 4.78%
AbbVie, Inc.
3.60%	05/14/25		1,747,000	1,693,327
Allergan Finance LLC
3.25%	10/01/22		1,170,000	1,148,703
Anthem, Inc.
3.13%	05/15/22		1,950,000	1,920,912
Bausch Health Cos., Inc. (Canada)
5.88%	05/15/23	[2,3]	771,000	752,689
Baxalta, Inc.
2.88%	06/23/20		325,000	322,440
Bayer U.S. Finance II LLC
4.38%	12/15/28	[2]	1,500,000	1,472,035
Bayer U.S. Finance LLC
2.38%	10/08/19	[2]	780,000	771,783
Baylor Scott & White Holdings
2.65%	11/15/26		1,805,000	1,636,016
Becton Dickinson and Co.
2.89%	06/06/22		1,000,000	968,650
Celgene Corp.
3.88%	08/15/25		1,950,000	1,923,881
CHS/Community Health Systems, Inc.
8.63%	01/15/24	[2]	90,000	93,825
Cigna Corp.
3.05%	10/15/27		1,285,000	1,161,213
CVS Health Corp.
4.00%	12/05/23		2,030,000	2,036,305
5.05%	03/25/48		1,090,000	1,119,174

See accompanying notes to Schedule of Portfolio Investments.

57 / Semi-Annual Report September 2018

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Health Care (continued)
Elanco Animal Health, Inc.
3.91%	08/27/21	[2]	$1,000,000	$1,001,623
Eli Lilly & Co.
2.75%	06/01/25		430,000	411,722
Fresenius Medical Care U.S. Finance II, Inc.
5.63%	07/31/19	[2]	1,091,000	1,112,796
Gilead Sciences, Inc.
3.50%	02/01/25		1,745,000	1,715,840
Halfmoon Parent, Inc.
4.13%	11/15/25	[2]	1,285,000	1,283,299
HCA, Inc.
5.00%	03/15/24		714,000	733,635
5.25%	04/15/25		296,000	305,990
6.50%	02/15/20		695,000	724,885
Hologic, Inc.
4.63%	02/01/28	[2]	200,000	188,250
Humana, Inc.
3.95%	03/15/27		1,035,000	1,019,112
Kaiser Foundation Hospitals
3.15%	05/01/27		1,156,000	1,109,850
RWJ Barnabas Health, Inc.
2.95%	07/01/26		3,420,000	3,211,658
Shire Acquisitions Investments Ireland DAC
(Ireland)
1.90%	09/23/19	[3]	390,000	385,922
Tenet Healthcare Corp.
4.38%	10/01/21		75,000	74,625
4.50%	04/01/21		514,000	514,643
UnitedHealth Group, Inc.
3.75%	07/15/25		1,615,000	1,624,128

				32,438,931

Industrials — 2.13%
Amcor Finance USA, Inc.
3.63%	04/28/26	[2]	1,950,000	1,841,413
BAE Systems Holdings, Inc.
6.38%	06/01/19	[2]	1,500,000	1,532,074
Clean Harbors, Inc.
5.13%	06/01/21		380,000	381,900
Crane Co.
4.45%	12/15/23		1,100,000	1,126,910
Itron, Inc.
5.00%	01/15/26	[2]	100,000	96,250
L3 Technologies, Inc.
3.85%	06/15/23		1,530,000	1,534,706
Northrop Grumman Corp.
2.93%	01/15/25		2,980,000	2,834,888
3.20%	02/01/27		1,205,000	1,138,408

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Industrials (continued)
Packaging Corp. of America
2.45%	12/15/20		$1,410,000	$1,383,696
Siemens Financieringsmaatschappij NV
(Netherlands)
2.00%	09/15/23	[2,3]	1,560,000	1,452,974
Sydney Airport Finance Co. Pty Ltd.
(Australia)
3.38%	04/30/25	[2,3]	410,000	392,647
United Technologies Corp.
3.35%	08/16/21		740,000	739,820

				14,455,686

Information Technology — 0.91%
Broadcom Corp./Broadcom Cayman Finance Ltd.
2.38%	01/15/20		1,755,000	1,734,944
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc.
5.75%	03/01/25	[2]	257,000	255,715
IQVIA, Inc.
5.00%	10/15/26	[2]	300,000	295,095
Microsoft Corp.
2.88%	02/06/24		1,795,000	1,755,316
Oracle Corp.
2.40%	09/15/23		2,000,000	1,907,218
Zayo Group LLC/Zayo Capital, Inc.
5.75%	01/15/27	[2]	250,000	250,625

				6,198,913

Insurance — 1.82%
Jackson National Life Global Funding
1.88%	10/15/18	[2]	1,560,000	1,559,357
Metropolitan Life Global Funding I
1.55%	09/13/19	[2]	2,340,000	2,312,120
Nationwide Mutual Insurance Co.
4.62%	12/15/24	[2,6]	1,212,000	1,216,545
New York Life Global Funding
1.55%	11/02/18	[2]	1,560,000	1,558,790
2.00%	04/13/21	[2]	1,560,000	1,513,737
Pricoa Global Funding I
2.55%	11/24/20	[2]	1,945,000	1,911,320
Principal Life Global Funding II
2.63%	11/19/20	[2]	2,340,000	2,307,098

				12,378,967

Materials — 0.25%
Axalta Coating Systems LLC
4.88%	08/15/24	[2]	250,000	246,250
Dow Chemical Co. (The)
8.55%	05/15/19		1,170,000	1,210,096

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2018 / 58

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Materials (continued)
Valvoline, Inc.
5.50%	07/15/24		$250,000	$251,575

				1,707,921

Real Estate Investment Trust (REIT) — 3.16%
Alexandria Real Estate Equities, Inc.
2.75%	01/15/20		1,170,000	1,159,730
3.90%	06/15/23		115,000	115,499
4.60%	04/01/22		1,560,000	1,601,777
American Campus Communities Operating Partnership LP
3.35%	10/01/20		2,340,000	2,328,915
American Tower Corp.
2.80%	06/01/20		820,000	811,706
3.00%	06/15/23		435,000	419,241
CC Holdings GS V LLC/Crown Castle GS III Corp.
3.85%	04/15/23		235,000	233,688
HCP, Inc.
4.00%	12/01/22		1,755,000	1,758,690
4.25%	11/15/23		1,480,000	1,485,047
Healthcare Trust of America Holdings LP
3.70%	04/15/23		1,125,000	1,104,161
MGM Growth Properties Operating Partnership LP/MGP Finance Co.-Issuer, Inc.
4.50%	01/15/28		300,000	276,030
Piedmont Operating Partnership LP
3.40%	06/01/23		1,480,000	1,421,593
Public Storage
2.37%	09/15/22		285,000	273,510
Reckson Operating Partnership LP
7.75%	03/15/20		505,000	533,671
SL Green Operating Partnership LP
3.25%	10/15/22		1,320,000	1,281,771
(LIBOR USD 3-Month plus 0.98%)
3.35%	08/16/21	[1]	1,000,000	1,001,334
Ventas Realty LP
3.25%	10/15/26		1,410,000	1,304,783
Ventas Realty LP/Ventas Capital Corp.
2.70%	04/01/20		800,000	793,293
WEA Finance LLC/Westfield UK & Europe Finance PLC
2.70%	09/17/19	[2]	1,750,000	1,745,332

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Real Estate Investment Trust (REIT) (continued)
Welltower, Inc.
3.75%	03/15/23		$780,000	$775,277
5.25%	01/15/22		1,000,000	1,043,540

				21,468,588

Retail — 0.51%
Alimentation Couche-Tard, Inc. (Canada)
3.55%	07/26/27	[2,3]	780,000	732,403
BC ULC/New Red Finance, Inc. (Canada)
4.25%	05/15/24	[2,3]	785,000	745,750
Rite Aid Corp.
6.13%	04/01/23	[2]	350,000	315,437
Walmart, Inc.
3.55%	06/26/25		1,645,000	1,654,632

				3,448,222

Services — 0.22%
IHS Markit Ltd. (Bermuda)
4.13%	08/01/23	[3]	1,475,000	1,474,012

Transportation — 1.29%
American Airlines Pass-Through Trust, Series 2013-2, Class A
4.95%	01/15/23		519,791	531,664
Continental Airlines Pass-Through Trust, Series 1999-1, Class A
6.55%	02/02/19		144,442	146,162
Continental Airlines Pass-Through Trust, Series 1999-2, Class A
7.26%	03/15/20		66,930	68,810
Continental Airlines Pass-Through Trust, Series 2007-1, Class A
5.98%	04/19/22		1,846,667	1,953,737
Continental Airlines Pass-Through Trust, Series 2009, Class A
7.25%	11/10/19		1,805,431	1,870,878
Delta Air Lines Pass-Through Trust, Series 2002-1, Class G1
6.72%	01/02/23		647,267	686,832
Northwest Airlines Pass-Through Trust, Series 2001-1, Class A1
7.04%	04/01/22		952,432	1,032,817
U.S. Airways Pass-Through Trust, Series 2001-1, Class G
7.08%	03/20/21		140,607	147,970
U.S. Airways Pass-Through Trust, Series 2011-1, Class A
7.13%	10/22/23		643,527	705,025
U.S. Airways Pass-Through Trust, Series 2012-1, Class A
5.90%	10/01/24		432,083	460,917

See accompanying notes to Schedule of Portfolio Investments.

59 / Semi-Annual Report September 2018

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Transportation (continued)
U.S. Airways Pass-Through Trust, Series 2012-2, Class A
4.63%	06/03/25		$366,821	$372,078
Union Pacific Corp.
3.95%	09/10/28		755,000	760,215

				8,737,105

Total Corporates
(Cost $273,338,845)				269,258,829

MORTGAGE-BACKED — 16.22%**
Non-Agency Commercial Mortgage-Backed — 2.12%
225 Liberty Street Trust, Series 2016-225L, Class A
3.60%	02/10/36	[2]	1,225,000	1,212,519
Banc of America Merrill Lynch Commercial Mortgage Trust, Series 2012-PARK, Class A
2.96%	12/10/30	[2]	3,417,000	3,376,243
Banc of America Merrill Lynch Commercial Mortgage Trust, Series 2018-PARK, Class A
4.09%	08/10/38	[2,6]	1,095,000	1,118,586
Citigroup Commercial Mortgage Trust, Series 2012-GC8, Class XA (IO)
1.97%	09/10/45	[2,6]	6,413,945	345,164
CityLine Commercial Mortgage Trust, Series 2016-CLNE, Class A
2.87%	11/10/31	[2,6]	1,085,000	1,046,998
Commercial Mortgage Trust, Series 2013-300P, Class A1
4.35%	08/10/30	[2]	1,160,000	1,203,301
Commercial Mortgage Trust, Series 2014-277P, Class A
3.73%	08/10/49	[2,6]	1,265,000	1,266,018
Commercial Mortgage Trust, Series 2016-787S, Class A
3.55%	02/10/36	[2]	1,225,000	1,206,450
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2010-CNTR, Class A2
4.31%	08/05/32	[2]	775,096	790,734
Morgan Stanley Capital I Trust, Series 2014-CPT, Class A
3.35%	07/13/29	[2]	950,000	950,078
RBS Commercial Funding, Inc., Trust, Series 2013-GSP, Class A
3.96%	01/13/32	[2,6]	1,170,000	1,182,963
Wells Fargo Commercial Mortgage Trust, Series 2010-C1, Class A1
3.35%	11/15/43	[2]	700,827	703,270

				14,402,324

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed — 5.32%
ACE Securities Corp. Home Equity Loan Trust, Series 2006-NC1, Class A1
(LIBOR USD 1-Month)
2.66%	12/25/35	[1]	$1,807,631	$1,808,703
Ameriquest Mortgage Securities, Inc.,
Asset-Backed Pass-Through Certificates,
Series 2004-R8, Class M1
(LIBOR USD 1-Month)
3.18%	09/25/34	[1]	789,713	791,863
Ameriquest Mortgage Securities, Inc.,
Asset-Backed Pass-Through Certificates,
Series 2005-R4, Class M1
(LIBOR USD 1-Month)
2.86%	07/25/35	[1]	203,487	204,087
Asset-Backed Securities Corp. Home Equity
Loan Trust, Series 2004-HE9, Class M1
(LIBOR USD 1-Month)
3.19%	12/25/34	[1]	543,340	534,188
Banc of America Funding Trust,
Series 2003-2, Class 1A1
6.50%	06/25/32		2,214	2,343
Banc of America Funding Trust,
Series 2015-R2, Class 9A1
(LIBOR USD 1-Month)
2.43%	03/27/36	[1,2]	1,242,672	1,225,468
Chevy Chase Mortgage Funding LLC,
Mortgage-Backed Certificates,
Series 2005-2A, Class A1
(LIBOR USD 1-Month)
2.40%	05/25/36	[1,2]	95,605	94,698
Citigroup Mortgage Loan Trust, Inc.,
Series 2004-HYB1, Class A41
3.34%	02/25/34	[6]	9,112	9,042
Conseco Finance Corp., Series 1996-7, Class M1
7.70%	09/15/26	[6]	273,773	294,476
Conseco Finance Corp., Series 1998-4, Class A5
6.18%	04/01/30		158,776	163,550
Conseco Finance Corp., Series 1998-6, Class A8
6.66%	06/01/30	[6]	272,536	286,156
Conseco Finance Home Equity Loan Trust,
Series 2002-C, Class BF2
8.00%	06/15/32	[2,6]	135,359	140,924
Conseco Finance Securitizations Corp.,
Series 2001-4, Class A4
7.36%	08/01/32	[6]	76,535	78,533
CountryPlace Manufactured Housing
Contract Trust, Series 2007-1, Class A4
5.85%	07/15/37	[2,6]	555,976	564,966

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2018 / 60

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Countrywide Home Loan Mortgage
Pass-Through Trust, Series 2004-14, Class 4A1
3.89%	08/25/34	[6]	$63,904	$62,496
Credit Suisse Mortgage Capital, Series 2014-4R, Class 16A1
(LIBOR USD 1-Month)
2.26%	02/27/36	[1,2]	288,519	288,301
Credit-Based Asset Servicing and
Securitization LLC, Series 2003-CB3,
Class AF1 (STEP-reset date 11/25/18)
3.38%	12/25/32		858,071	852,125
Credit-Based Asset Servicing and
Securitization LLC, Series 2006-CB2,
Class AF4 (STEP-reset date 11/25/18)
3.47%	12/25/36		497,709	455,910
Credit-Based Asset Servicing and
Securitization LLC, Series 2007-CB5, Class A1
(LIBOR USD 1-Month)
2.28%	04/25/37	[1]	150,875	108,050
Credit-Based Asset Servicing and
Securitization LLC, Series 2007-CB5, Class A3
(LIBOR USD 1-Month)
2.47%	04/25/37	[1]	1,792,785	1,310,112
First Horizon Alternative Mortgage Securities
Trust, Series 2004-AA3, Class A1
4.17%	09/25/34	[6]	204,109	202,914
GSAA Home Equity Trust, Series 2005-9, Class 1A1
(LIBOR USD 1-Month)
2.50%	08/25/35	[1]	189,124	189,219
Home Loan Trust, Series 2001-HI3, Class AI7 (STEP-reset date 11/25/18)
7.56%	07/25/26		879	884
HSI Asset Securitization Corp. Trust, Series 2006-OPT1, Class 1A
(LIBOR USD 1-Month)
2.44%	12/25/35	[1]	1,235,007	1,228,517
IndyMac Index Mortgage Loan Trust, Series 2004-AR8, Class 2A2A
(LIBOR USD 1-Month)
3.02%	11/25/34	[1]	23,716	22,765
IndyMac Index Mortgage Loan Trust, Series 2007-AR11, Class 1A1
3.33%	06/25/37	[6]	946,271	806,537
IndyMac Manufactured Housing Contract
Pass-Through Certificates, Series 1997-1, Class A3
6.61%	02/25/28		156,104	157,639

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
IndyMac Manufactured Housing Contract
Pass-Through Certificates, Series 1997-1, Class A4
6.75%	02/25/28		$41,556	$42,048
IndyMac Manufactured Housing Contract
Pass-Through Certificates, Series 1998-1, Class A4
6.49%	09/25/28		124,700	132,708
JPMorgan Mortgage Trust, Series 2007-A3, Class 3A2
3.78%	05/25/37	[6]	252,060	246,166
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class A4
5.27%	04/15/40		23,214	23,409
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class A5
5.87%	04/15/40		13,338	13,419
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class A6
6.47%	04/15/40	[6]	42,035	42,500
MASTR Adjustable Rate Mortgages Trust, Series 2003-6, Class 4A2
3.72%	01/25/34	[6]	83,478	83,041
MASTR Adjustable Rate Mortgages Trust, Series 2004-1, Class 2A1
4.87%	01/25/34	[6]	600	628
MASTR Seasoned Securitization Trust, Series 2004-1, Class 4A1
4.23%	10/25/32	[6]	1,117	1,138
MASTR Seasoned Securitization Trust, Series 2005-1, Class 4A1
4.52%	10/25/32	[6]	12,720	12,892
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-3, Class A2C
(LIBOR USD 1-Month)
2.40%	06/25/37	[1]	505,384	381,338
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-3, Class A2D
(LIBOR USD 1-Month)
2.47%	06/25/37	[1]	933,937	734,148
Mid-State Capital Corp., Series 2004-1, Class A
6.01%	08/15/37		354,925	384,954
Mid-State Capital Corp., Series 2004-1, Class B
8.90%	08/15/37		487,151	551,984
Mid-State Capital Corp., Series 2004-1, Class M1
6.50%	08/15/37		347,965	369,662
Mid-State Capital Corp., Series 2005-1, Class M2
7.08%	01/15/40		559,407	629,429

See accompanying notes to Schedule of Portfolio Investments.

61 / Semi-Annual Report September 2018

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Mid-State Trust XI, Series 2011, Class A1
4.86%	07/15/38		$742,945	$772,785
Morgan Stanley ABS Capital I Trust, Series 2004-NC7, Class M2
(LIBOR USD 1-Month)
3.15%	07/25/34	[1]	495,134	500,550
Morgan Stanley ABS Capital I Trust, Series 2005-HE3, Class M3
(LIBOR USD 1-Month)
3.01%	07/25/35	[1]	79,148	79,383
Morgan Stanley ABS Capital I Trust, Series 2006-NC1, Class A4
(LIBOR USD 1-Month)
2.52%	12/25/35	[1]	1,583,145	1,584,268
New Century Home Equity Loan Trust, Series 2005-D, Class A1
(LIBOR USD 1-Month)
2.44%	02/25/36	[1]	4,301,398	4,274,879
New York Mortgage Trust, Series 2005-3, Class A1
(LIBOR USD 1-Month)
2.70%	02/25/36	[1]	1,491,709	1,481,026
Park Place Securities, Inc., Series 2005-WCW1, Class M1
(LIBOR USD 1-Month)
2.67%	09/25/35	[1]	383,151	384,430
RBSSP Resecuritization Trust, Series 2009-6, Class 11A4
(LIBOR USD 1-Month)
2.48%	08/26/36	[1,2]	172,440	172,804
Residential Asset Mortgage Product Trust, Series 2003-SL1, Class A41
8.00%	04/25/31		19,816	21,814
Residential Asset Mortgage Products Trust, Series 2006-NC1, Class A3
(LIBOR USD 1-Month)
2.52%	01/25/36	[1]	3,509,979	3,490,070
Residential Asset Securitization Trust, Series 2004-IP2, Class 2A1
4.18%	12/25/34	[6]	25,626	25,806
STRU TCW-1149 Coll
3.82%	11/01/30		1,700,000	1,714,441
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-15, Class A
4.16%	10/25/34	[6]	1,447,075	1,413,530
Structured Asset Mortgage Investments II Trust, Series 2005-AR1, Class A1
(LIBOR USD 1-Month)
2.65%	04/19/35	[1]	940,259	925,096

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Structured Asset Mortgage Investments II Trust, Series 2005-AR8, Class A2
(Federal Reserve US 12-Month Cumulative Average)
2.61%	02/25/36	[1]	$649,735	$634,794
Structured Asset Mortgage Investments II Trust, Series 2006-AR3, Class 22A1
3.70%	05/25/36	[6]	2,604,828	1,827,898
UCFC Home Equity Loan, Series 1998-D, Class MF1
6.91%	04/15/30		18,934	19,262
WaMu Mortgage Pass-Through Certificates,
Series 2002-AR18, Class A
3.64%	01/25/33	[6]	5,832	5,988
WaMu Mortgage Pass-Through Certificates, Series 2005-AR13, Class A1A3
(LIBOR USD 1-Month)
3.00%	10/25/45	[1]	1,206,272	1,285,211

				36,147,965

U.S. Agency Commercial
Mortgage-Backed — 0.28%
Freddie Mac Multifamily Structured
Pass-Through Certificates, Series KF34, Class A
(LIBOR USD 1-Month)
2.47%	08/25/24	[1]	1,878,165	1,879,078

U.S. Agency Mortgage-Backed — 8.50%
Fannie Mae Pool (TBA)
3.00%	10/01/32		1,815,000	1,792,596
Fannie Mae Pool 253974
7.00%	08/01/31		2,119	2,259
Fannie Mae Pool 254232
6.50%	03/01/22		3,154	3,280
Fannie Mae Pool 467144
4.25%	01/01/21		3,120,792	3,181,588
Fannie Mae Pool 468159
4.26%	07/01/21		1,066,360	1,097,759
Fannie Mae Pool 468491
3.95%	07/01/21		2,081,488	2,128,661
Fannie Mae Pool 468552
3.89%	07/01/21		1,758,544	1,784,060
Fannie Mae Pool 527247
7.00%	09/01/26		28	29
Fannie Mae Pool 545191
7.00%	09/01/31		1,170	1,259
Fannie Mae Pool 545646
7.00%	09/01/26		22	23
Fannie Mae Pool 549740
6.50%	10/01/27		8,636	9,473

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2018 / 62

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool 606108
7.00%	03/01/31		$429	$431
Fannie Mae Pool 630599
7.00%	05/01/32		5,466	6,127
Fannie Mae Pool 655928
7.00%	08/01/32		3,164	3,591
Fannie Mae Pool 735207
7.00%	04/01/34		1,365	1,517
Fannie Mae Pool 735646
4.50%	07/01/20		524	531
Fannie Mae Pool 735686
6.50%	12/01/22		3,417	3,479
Fannie Mae Pool 735861
6.50%	09/01/33		94,496	102,469
Fannie Mae Pool 764388
(LIBOR USD 6-Month)
3.90%	03/01/34	[1]	28,072	29,503
Fannie Mae Pool 776708
5.00%	05/01/34		138,309	147,478
Fannie Mae Pool 817611
(LIBOR USD 6-Month)
3.83%	11/01/35	[1]	6,792	7,170
Fannie Mae Pool 844773
(LIBOR USD 12-Month)
3.39%	12/01/35	[1]	860	898
Fannie Mae Pool 889125
5.00%	12/01/21		24,135	24,361
Fannie Mae Pool 889184
5.50%	09/01/36		115,509	124,806
Fannie Mae Pool 890221
5.50%	12/01/33		180,125	194,649
Fannie Mae Pool 918445
(LIBOR USD 12-Month)
3.69%	05/01/37	[1]	541	562
Fannie Mae Pool 939419
(LIBOR USD 12-Month)
3.64%	05/01/37	[1]	50,936	53,494
Fannie Mae Pool AL0151
4.38%	04/01/21		3,259,721	3,333,182
Fannie Mae Pool AL0209
4.50%	05/01/41		447,993	470,196
Fannie Mae Pool AL2293
4.38%	06/01/21		3,574,233	3,668,559
Fannie Mae Pool AM6501
3.32%	08/01/26		2,000,000	1,976,845
Fannie Mae Pool AM7009
2.95%	11/01/24		2,494,624	2,438,612

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool AM7150
3.05%	11/01/24		$1,730,266	$1,701,537
Fannie Mae Pool AM7357
3.38%	12/01/29		2,347,512	2,288,432
Fannie Mae Pool AN0556
3.46%	12/01/30		2,407,330	2,346,578
Fannie Mae Pool CA1711
4.50%	05/01/48		3,402,228	3,512,933
Fannie Mae Pool FN0001
3.77%	12/01/20		2,180,278	2,206,684
Fannie Mae Pool FN0007
3.46%	11/01/20		1,390,000	1,398,394
Fannie Mae Pool MA1561
3.00%	09/01/33		1,900,687	1,865,346
Fannie Mae Pool MA1608
3.50%	10/01/33		1,762,504	1,758,650
Fannie Mae REMICS, Series 1989-25, Class G
6.00%	06/25/19		72	72
Fannie Mae REMICS, Series 1992-116, Class B
6.50%	06/25/22		6	7
Fannie Mae REMICS, Series 1993-80, Class S
(-1.22 X LIBOR USD 1-Month plus 10.87%, 10.87% Cap)
8.17%	05/25/23	[1]	3,128	3,387
Fannie Mae REMICS, Series 2001-52, Class YZ
6.50%	10/25/31		111,830	123,324
Fannie Mae REMICS, Series 2007-64, Class FA
(LIBOR USD 1-Month)
2.69%	07/25/37	[1]	68,874	69,474
Fannie Mae REMICS, Series 2008-50, Class SA (IO)
(-1.00 X LIBOR USD 1-Month plus 6.05%, 6.05% Cap)
3.83%	11/25/36	[1]	1,379,924	178,523
Fannie Mae REMICS, Series 2018-55, Class PA
3.50%	01/25/47		241,077	240,613
Fannie Mae Trust, Series 2003-W6, Class 5T (IO)
(LIBOR USD 1-Month)
0.55%	09/25/42	[1]	13,659,159	204,460
Freddie Mac Gold Pool A25162
5.50%	05/01/34		161,336	174,714
Freddie Mac Gold Pool A33262
5.50%	02/01/35		47,163	52,098

See accompanying notes to Schedule of Portfolio Investments.

63 / Semi-Annual Report September 2018

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac Gold Pool A68781
5.50%	10/01/37		$9,727	$10,627
Freddie Mac Gold Pool C03813
3.50%	04/01/42		1,132,084	1,124,744
Freddie Mac Gold Pool C90504
6.50%	12/01/21		363	383
Freddie Mac Gold Pool G01548
7.50%	07/01/32		289,364	332,312
Freddie Mac Gold Pool G01644
5.50%	02/01/34		92,352	100,128
Freddie Mac Gold Pool G02366
6.50%	10/01/36		64,086	71,345
Freddie Mac Gold Pool G11707
6.00%	03/01/20		126	127
Freddie Mac Gold Pool G12393
5.50%	10/01/21		45,744	46,742
Freddie Mac Gold Pool G12909
6.00%	11/01/22		88,588	92,012
Freddie Mac Gold Pool G13032
6.00%	09/01/22		43,308	44,605
Freddie Mac Gold Pool G16085
2.50%	02/01/32		2,815,724	2,718,466
Freddie Mac Gold Pool J06246
5.50%	10/01/21		14,885	15,145
Freddie Mac REMICS, Series 1602, Class SN
(-4.25 X PRIME plus 46.22%, 10.09% Cap)
10.09%	10/15/23	[1]	14,590	15,672
Freddie Mac REMICS, Series 2174, Class PN
6.00%	07/15/29		38,465	40,844
Freddie Mac REMICS, Series 3460, Class SA (IO)
(LIBOR USD 1-Month)
4.04%	06/15/38	[1]	1,311,567	165,669
Freddie Mac REMICS, Series 4030, Class HS (IO)
(LIBOR USD 1-Month)
4.45%	04/15/42	[1]	1,205,930	189,728
Ginnie Mae I Pool 782810
4.50%	11/15/39		941,186	994,790
Ginnie Mae II Pool (TBA)
4.00%	10/20/47		1,870,000	1,901,922
4.50%	10/20/47		2,660,000	2,749,271
Ginnie Mae II Pool 80968
(US Treasury Yield Curve Rate T Note
Constant Maturity 1 Year)
2.75%	07/20/34	[1]	25,962	26,672

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Ginnie Mae II Pool MA4588
4.50%	07/20/47		$695,415	$720,759
Ginnie Mae II Pool MA4589
5.00%	07/20/47		3,557,448	3,718,664
Ginnie Mae II Pool MA4838
4.00%	11/20/47		1,815,177	1,847,416
Ginnie Mae, Series 2004-8, Class SE
(-2.00 X LIBOR USD 1-Month plus 14.30%, 14.30% Cap)
9.86%	11/26/23	[1]	27,007	28,966

				57,671,682

Total Mortgage-Backed
(Cost $109,554,813)				110,101,049

MUNICIPAL BONDS — 1.96%*
California — 0.76%
State of California, Build America Bonds
7.95%	03/01/36		2,750,000	2,932,023
University of California, Taxable Revenue Bonds, Series AJ
4.60%	05/15/31		2,110,000	2,240,799

				5,172,822

Massachusetts — 0.39%
Commonwealth of Massachusetts, Build America Bonds, Series D
4.50%	08/01/31		2,450,000	2,606,800

New York — 0.81%
City of New York, Build America Bonds
5.05%	10/01/24		1,000,000	1,072,120
New York City Transitional Finance Authority Revenue, Future Tax Secured Revenue, Qualified School Construction Bonds
5.01%	08/01/27		2,000,000	2,186,560
New York City Transitional Finance Authority Revenue, Future Tax Secured Revenue, Qualified School Construction Bonds, Series G-3
5.27%	05/01/27		1,400,000	1,548,722
New York State Urban Development Corp., Personal Income Tax, Series SE
3.20%	03/15/22		700,000	699,643

				5,507,045

Total Municipal Bonds
(Cost $13,734,612)				13,286,667

U.S. TREASURY SECURITIES — 30.08%
U.S. Treasury Notes — 30.08%
U.S. Treasury Notes
2.63%	07/31/20		8,155,000	8,128,879

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2018 / 64

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
U.S. TREASURY SECURITIES (continued)
U.S. Treasury Notes (continued)
2.75%	07/31/23	$135,585,000	$134,398,631
2.88%	09/30/23	28,025,000	27,931,891
U.S. Treasury Notes (WI)
2.88%	08/15/28	34,315,000	33,796,754

Total U.S. Treasury Securities
(Cost $205,058,158)			204,256,155

Total Bonds – 96.35%
(Cost $658,403,653)			654,109,103

Issues		Shares	Value
COMMON STOCK — 0.01%
Electric — 0.01%

Homer City Holdings LLC[2,4,5]		8,014	68,119

Total Common Stock
(Cost $457,400)
Issues	Maturity Date	Principal Amount/ Shares	Value
SHORT-TERM INVESTMENTS — 9.74%
Foreign Government Obligations — 1.20%
Japan Treasury Discount Bill, Series 774 (Japan)
0.00%[3,7]	11/05/18	$540,000,000	4,754,734
Japan Treasury Discount Bill, Series 786 (Japan)
0.00%[3,7]	01/09/19	385,000,000	3,392,200

			8,146,934

Money Market Funds — 6.09%
Dreyfus Government Cash Management Fund
2.01%[8]		7,300,000	7,300,000
Fidelity Investments Money Market Funds - Government Portfolio
1.99%[8,9]		18	18
Morgan Stanley Institutional Liquidity Funds-Government Portfolio
2.04%[8]		34,074,000	34,074,000

			41,374,018

U.S. Agency Discount Notes — 1.52%
Federal Home Loan Bank
0.79%[7]	10/03/18	10,300,000	10,298,803

U.S. Treasury Bills — 0.93%
U.S. Treasury Bills
2.05%[7,10]	12/13/18	1,159,000	1,154,015
2.16%[7]	01/24/19	3,198,000	3,175,525

Issues	Maturity Date	Principal Amount/ Shares	Value
SHORT-TERM INVESTMENTS (continued)
U.S. Treasury Bills (continued)
2.18%[7]	01/31/19	$2,000,000	$1,984,962

			6,314,502

Total Short-Term Investments
(Cost $66,256,399)			66,134,257

Total Investments – 106.10%
(Cost $725,117,452)			720,311,479

Liabilities in Excess of Other Assets – (6.10)%			(41,413,269)

Net Assets – 100.00%			$678,898,210

[1]	Floating rate security. The rate disclosed was in effect at September 30, 2018.

[2]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[3]	U.S. dollar-denominated security issued by foreign-domiciled entity.

[4]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

[5]	Illiquid security as determined under procedures approved by the Board of Trustees. The aggregate value of illiquid securities is $359,047, which is 0.05% of total net assets.

[6]

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

[7]	Represents annualized yield at date of purchase.

[8]	Represents the current yield as of September 30, 2018.

[9]

Securities, or a portion thereof, pledged as collateral for swaps and foreign currency exchange contracts. The total market value of collateral pledged for swaps is $18. The total market value of collateral pledged for foreign currency exchange contracts is $242.

[10]	Securities, or a portion thereof, pledged as collateral for futures. The total market value of collateral pledged is $1,153,982.

†

Fair valued security. The aggregate value of fair valued securities is $2,337,866, which is 0.34% of total net assets. These securities were not valued utilizing an independent quote but were valued pursuant to guidelines established by the Board of Trustees. This figure represents securities that are priced using a benchmark pricing system and securities that have been deemed permanently stale, see Notes to Financial Statements.

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

See accompanying notes to Schedule of Portfolio Investments.

65 / Semi-Annual Report September 2018

Intermediate Bond Fund

Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

(BKNT): Banker's Note, Inc.

(CLO): Collateralized Loan Obligation

(GMTN): Global medium-term note

(IO): Interest only

(JPY): Japanese Yen

(LIBOR): London InterBank Offer Rate

(MTN): Medium-term note

(STEP): Step coupon bond

(TBA): To be announced

(USD): U.S. dollar

(WI): When issued

Currency to be Purchased	Currency to be Sold	Counterparty	Settlement Date	Unrealized Appreciation
FOREIGN CURRENCY EXCHANGE CONTRACT
USD 4,907,628	JPY 540,000,000	Goldman Sachs International	11/05/18	$140,079
USD 3,420,960	JPY 385,000,000	Goldman Sachs International	01/09/19	1,363

NET UNREALIZED APPRECIATION				$141,442

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
FUTURES CONTRACTS: LONG POSITIONS
U.S. Treasury Five Year Note	649	12/31/18	$72,997,287	$(437,025)	$(437,025)
U.S. Treasury Two Year Note	635	12/31/18	133,816,331	(440,918)	(440,918)

			206,813,618	(877,943)	(877,943)

FUTURES CONTRACTS: SHORT POSITIONS
Euro-Bobl Five Year German Bond	123	12/06/18	18,672,296	102,700	102,700

TOTAL FUTURES CONTRACTS			$225,485,914	$(775,243)	$(775,243)

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2018 / 66

Investment Grade Credit Fund

Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BONDS – 98.20%
ASSET-BACKED SECURITIES — 7.75%**
CarMax Auto Owner Trust, Series 2016-2, Class B
2.16%	12/15/21		$30,000	$29,379
J.G. Wentworth XXX LLC,
Series 2013-3A, Class A
4.08%	01/17/73	[1]	43,577	43,884
Navient Student Loan Trust, Series 2014-2, Class A
(LIBOR USD 1-Month plus 0.64%)
2.86%	03/25/83	[2]	93,610	93,188
SLM Student Loan Trust, Series 2008-5, Class B
(LIBOR USD 3-Month plus 1.85%)
4.19%	07/25/73	[2]	15,000	15,399
SLM Student Loan Trust, Series 2008-6, Class A4
(LIBOR USD 3-Month plus 1.10%)
3.44%	07/25/23	[2]	44,979	45,236
SLM Student Loan Trust, Series 2008-8, Class A4
(LIBOR USD 3-Month plus 1.50%)
3.84%	04/25/23	[2]	50,000	51,020
SLM Student Loan Trust, Series 2008-9, Class A
(LIBOR USD 3-Month plus 1.50%)
3.84%	04/25/23	[2]	40,319	41,204
SLM Student Loan Trust, Series 2008-9, Class B
(LIBOR USD 3-Month plus 2.25%)
4.59%	10/25/83	[2]	15,000	15,631
Structured Receivables Finance LLC,
Series 2010-B, Class A
3.73%	08/15/36	[1]	101,225	98,077

Total Asset-Backed Securities
(Cost $426,126)				433,018

CORPORATES — 44.96%*
Banking — 7.65%
Bank of America Corp. (MTN)
3.50%	05/17/22	[3]	40,000	40,036
3.97%	03/05/29	[3]	60,000	58,567
Bank of New York Mellon Corp. (The) (MTN)
2.66%	05/16/23	[3]	30,000	29,047
JPMorgan Chase & Co.
3.90%	07/15/25		70,000	69,953
4.01%	04/23/29	[3]	20,000	19,617
4.20%	07/23/29	[3]	15,000	14,973
Lloyds Bank PLC (United Kingdom) (MTN)
5.80%	01/13/20	[1,4]	20,000	20,626

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Banking (continued)
Lloyds Banking Group PLC (United Kingdom)
2.91%	11/07/23	[3,4]	$30,000	$28,635
Santander UK Group Holdings PLC (United Kingdom)
3.37%	01/05/24	[3,4]	15,000	14,418
US Bank N.A. (BKNT)
3.40%	07/24/23		30,000	29,876
Wells Fargo & Co. (MTN)
2.63%	07/22/22		85,000	82,094
3.58%	05/22/28	[3]	20,000	19,155

				426,997

Communications — 3.58%
21st Century Fox America, Inc.
6.20%	12/15/34		4,000	4,941
AT&T, Inc.
4.30%	02/15/30	[1]	45,000	43,495
Charter Communications Operating LLC/Charter Communications Operating Capital
3.75%	02/15/28		27,000	24,911
Comcast Corp.
2.35%	01/15/27		30,000	26,419
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC
5.15%	03/20/28	[1]	20,000	20,148
Verizon Communications, Inc.
4.33%	09/21/28	[1]	40,000	40,245
Viacom, Inc.
3.45%	10/04/26		16,000	14,973
Vodafone Group PLC (United Kingdom)
4.38%	05/30/28	[4]	15,000	14,807
Warner Media LLC
3.88%	01/15/26		10,000	9,719

				199,658

Consumer Discretionary — 2.25%
Anheuser-Busch InBev Worldwide, Inc.
4.00%	04/13/28		52,000	51,356
Bacardi Ltd. (Bermuda)
4.70%	05/15/28	[1,4]	15,000	14,920
BAT Capital Corp.
2.76%	08/15/22	[1]	30,000	28,932
Constellation Brands, Inc.
4.25%	05/01/23		15,000	15,218
Pernod Ricard SA (France)
4.45%	01/15/22	[1,4]	15,000	15,342

				125,768

See accompanying notes to Schedule of Portfolio Investments.

67 / Semi-Annual Report September 2018

Investment Grade Credit Fund

Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Consumer Products — 0.26%
Newell Brands, Inc.
3.85%	04/01/23		$15,000	$14,634

Electric — 2.55%
Appalachian Power Co.
4.45%	06/01/45		5,000	5,015
Duquesne Light Holdings, Inc.
5.90%	12/01/21	[1]	23,000	24,157
6.40%	09/15/20	[1]	7,000	7,333
ITC Holdings Corp.
4.05%	07/01/23		10,000	10,003
Metropolitan Edison Co.
4.00%	04/15/25	[1]	25,000	24,812
PNM Resources, Inc.
3.25%	03/09/21		10,000	9,903
Public Service Co. of New Mexico
3.85%	08/01/25		10,000	9,922
Southwestern Electric Power Co.
4.10%	09/15/28		20,000	20,031
Tucson Electric Power Co.
5.15%	11/15/21		30,000	30,988

				142,164

Energy — 3.48%
Enbridge Energy Partners LP
5.50%	09/15/40		5,000	5,400
Energy Transfer Partners LP
4.95%	06/15/28		5,000	5,100
EQT Corp.
3.90%	10/01/27		15,000	14,081
EQT Midstream Partners LP
5.50%	07/15/28		8,000	8,218
Hess Corp.
4.30%	04/01/27		12,000	11,657
Kinder Morgan, Inc.
5.63%	11/15/23	[1]	25,000	26,715
Plains All American Pipeline LP/PAA Finance Corp.
4.65%	10/15/25		15,000	15,214
Ruby Pipeline LLC
6.00%	04/01/22	[1]	22,348	22,959
Sabine Pass Liquefaction LLC
4.20%	03/15/28		12,000	11,685
TC PipeLines LP
3.90%	05/25/27		30,000	28,472
Texas Eastern Transmission LP
2.80%	10/15/22	[1]	10,000	9,606

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Energy (continued)
Williams Cos., Inc. (The)
3.70%	01/15/23		$10,000	$9,909
4.55%	06/24/24		25,000	25,468

				194,484

Finance — 7.67%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)
3.88%	01/23/28	[4]	11,000	10,203
3.95%	02/01/22	[4]	20,000	19,960
Air Lease Corp.
3.00%	09/15/23		15,000	14,215
3.63%	12/01/27		11,000	10,125
Citigroup, Inc.
2.90%	12/08/21		70,000	68,618
3.67%	07/24/28	[3]	20,000	19,060
Ford Motor Credit Co. LLC
(LIBOR USD 3-Month plus 1.08%)
3.43%	08/03/22	[2]	25,000	24,766
GE Capital International Funding Co. (Ireland)
2.34%	11/15/20	[4]	10,000	9,754
4.42%	11/15/35	[4]	21,000	19,799
Goldman Sachs Group, Inc. (The)
2.88%	10/31/22	[3]	75,000	73,128
4.22%	05/01/29	[3]	20,000	19,697
Morgan Stanley (GMTN)
3.70%	10/23/24		70,000	69,051
3.77%	01/24/29	[3]	20,000	19,220
Pipeline Funding Co. LLC
7.50%	01/15/30	[1]	18,976	22,157
Raymond James Financial, Inc.
3.63%	09/15/26		30,000	28,735

				428,488

Food — 1.00%
General Mills, Inc.
3.70%	10/17/23		15,000	14,925
Kraft Heinz Foods Co.
3.00%	06/01/26		23,000	21,030
Tyson Foods, Inc.
3.90%	09/28/23		20,000	20,101

				56,056

Gaming — 0.27%
GLP Capital LP/GLP Financing II, Inc.
5.30%	01/15/29		15,000	15,119

Health Care — 6.72%
AbbVie, Inc.
3.60%	05/14/25		25,000	24,232

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2018 / 68

Investment Grade Credit Fund

Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Health Care (continued)
4.25%	11/14/28		$10,000	$9,899
Allergan Sales LLC
5.00%	12/15/21	[1]	25,000	25,920
Anthem, Inc.
3.65%	12/01/27		25,000	23,833
Barnabas Health, Inc.
4.00%	07/01/28		15,000	14,831
Baxalta, Inc.
3.60%	06/23/22		25,000	24,843
Bayer U.S. Finance II LLC
4.38%	12/15/28	[1]	25,000	24,534
Becton Dickinson and Co.
2.89%	06/06/22		15,000	14,530
Celgene Corp.
3.90%	02/20/28		25,000	24,111
CVS Health Corp.
4.00%	12/05/23		60,000	60,186
Elanco Animal Health, Inc.
4.90%	08/28/28	[1]	15,000	15,259
Fresenius Medical Care U.S. Finance II, Inc.
5.63%	07/31/19	[1]	20,000	20,400
Fresenius US Finance II, Inc.
4.25%	02/01/21	[1]	15,000	15,121
Halfmoon Parent, Inc.
4.38%	10/15/28	[1]	30,000	29,973
Humana, Inc.
2.90%	12/15/22		15,000	14,548
Providence St. Joseph Health Obligated Group, Series H
2.75%	10/01/26		20,000	18,331
Shire Acquisitions Investments Ireland DAC (Ireland)
3.20%	09/23/26	[4]	5,000	4,624
UnitedHealth Group, Inc.
3.85%	06/15/28		10,000	10,047

				375,222

Industrials — 1.42%
Amcor Finance USA, Inc.
3.63%	04/28/26	[1]	5,000	4,722
4.50%	05/15/28	[1]	15,000	14,912
BAE Systems Holdings, Inc.
6.38%	06/01/19	[1]	20,000	20,428
L3 Technologies, Inc.
3.85%	06/15/23		15,000	15,046
Northrop Grumman Corp.
2.93%	01/15/25		15,000	14,270
United Technologies Corp.
4.13%	11/16/28		10,000	9,952

				79,330

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Information Technology — 0.53%
Broadcom Corp./Broadcom Cayman Finance Ltd.
2.38%	01/15/20		$30,000	$29,657

Insurance — 1.49%
Farmers Insurance Exchange
4.75%	11/01/57	[1,3]	25,000	22,622
Metropolitan Life Global Funding I
3.88%	04/11/22	[1]	15,000	15,167
Nationwide Mutual Insurance Co.
4.62%	12/15/24	[1,3]	20,000	20,075
Teachers Insurance & Annuity Association of America
4.38%	09/15/54	[1,3]	25,000	25,169

				83,033

Materials — 0.27%
International Flavors & Fragrances, Inc.
4.45%	09/26/28		15,000	15,163

Real Estate Investment Trust (REIT) — 4.14%
Alexandria Real Estate Equities, Inc.
4.50%	07/30/29		8,000	7,986
American Campus Communities Operating Partnership LP
3.35%	10/01/20		15,000	14,929
3.63%	11/15/27		5,000	4,723
American Tower Corp.
3.55%	07/15/27		15,000	14,043
Boston Properties LP
2.75%	10/01/26		10,000	9,067
CC Holdings GS V LLC/Crown Castle GS III Corp.
3.85%	04/15/23		15,000	14,916
Greystar Student Housing Growth & Income OP LP
4.60%	12/01/24		40,000	41,210
HCP, Inc.
3.88%	08/15/24		10,000	9,784
4.25%	11/15/23		20,000	20,068
Healthcare Realty Trust, Inc.
3.75%	04/15/23		15,000	14,687
Healthcare Trust of America Holdings LP
2.95%	07/01/22		15,000	14,506
Highwoods Realty LP
3.20%	06/15/21		5,000	4,916
Host Hotels & Resorts LP
6.00%	10/01/21		5,000	5,271
National Retail Properties, Inc.
3.80%	10/15/22		15,000	14,992
SL Green Operating Partnership LP
3.25%	10/15/22		15,000	14,566

See accompanying notes to Schedule of Portfolio Investments.

69 / Semi-Annual Report September 2018

Investment Grade Credit Fund

Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Real Estate Investment Trust (REIT) (continued)
UDR, Inc.
4.63%	01/10/22		$15,000	$15,342
Ventas Realty LP
4.13%	01/15/26		10,000	9,859

				230,865

Retail — 0.28%
Family Dollar Stores, Inc.
5.00%	02/01/21		15,000	15,441

Services — 0.43%
IHS Markit Ltd. (Bermuda)
4.75%	08/01/28	[4]	5,000	5,023
5.00%	11/01/22	[1,4]	5,000	5,173
Republic Services, Inc.
2.90%	07/01/26		15,000	13,978

				24,174

Transportation — 0.97%
Burlington Northern Santa Fe LLC
4.40%	03/15/42		4,000	4,095
U.S. Airways Pass-Through Trust, Series 2010-1, Class A
6.25%	04/22/23		5,481	5,863
U.S. Airways Pass-Through Trust, Series 2011-1, Class A
7.13%	10/22/23		26,568	29,106
Union Pacific Corp.
3.95%	09/10/28		15,000	15,104

				54,168

Total Corporates
(Cost $2,509,167)				2,510,421

MORTGAGE-BACKED — 45.22%**
Non-Agency Commercial
Mortgage-Backed — 16.04%
225 Liberty Street Trust, Series 2016-225L, Class A
3.60%	02/10/36	[1]	25,000	24,745
Banc of America Merrill Lynch Commercial Mortgage Trust, Series 2018-PARK, Class A
4.09%	08/10/38	[1,3]	5,000	5,108
BANK, Series 2017-BNK8, Class A3
3.23%	11/15/50		57,210	54,746
CFCRE Commercial Mortgage Trust, Series 2017-C8, Class A4
3.57%	06/15/50		57,210	56,147
Citigroup Commercial Mortgage Trust, Series 2013-GC11, Class XA (IO)
1.55%	04/10/46	[3]	840,632	42,881
Commercial Mortgage Trust, Series 2013-CR10, Class XA (IO)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Commercial
Mortgage-Backed (continued)
0.87%	08/10/46	[3]	$960,271	$28,688
Commercial Mortgage Trust, Series 2014-277P, Class A
3.73%	08/10/49	[1,3]	25,000	25,020
Commercial Mortgage Trust, Series 2016-787S, Class A
3.55%	02/10/36	[1]	25,000	24,621
Commercial Mortgage Trust, Series 2018-HOME, Class A
3.82%	04/10/33	[1,3]	60,000	59,567
DBUBS Mortgage Trust, Series 2011-LC2A, Class XA
1.25%	07/10/44	[1,3]	826,732	18,557
Government National Mortgage Association, Series 2013-33, Class AC
1.74%	05/16/46		77,488	71,722
GS Mortgage Securities Corp. II, Series 2005-ROCK, Class A
5.37%	05/03/32	[1]	110,202	119,609
GS Mortgage Securities Trust, Series 2011-GC5, Class XA (IO)
1.51%	08/10/44	[1,3]	1,666,993	51,668
JPMBB Commercial Mortgage Securities Trust, Series 2015-C28, Class A1
1.45%	10/15/48		73,251	73,075
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2010-C2, Class XB (IO)
0.81%	11/15/43	[1,3]	1,397,175	18,263
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-LC11, Class XA (IO)
1.41%	04/15/46	[3]	503,009	23,218
SFAVE Commercial Mortgage Securities Trust, Series 2015-5AVE, Class A1
3.87%	01/05/43	[1,3]	100,000	95,365
UBS-Barclays Commercial Mortgage Trust, Series 2012-C3, Class XB (IO)
0.32%	08/10/49	[1,3,5,6]	3,700,000	33,281
Wells Fargo Commercial Mortgage Trust, Series 2013-120B, Class A
2.80%	03/18/28	[1,3]	25,000	24,731
Wells Fargo Commercial Mortgage Trust, Series 2015-SG1, Class XA (IO)
0.91%	09/15/48	[3,5,6]	1,154,925	44,783

				895,795

Non-Agency Mortgage-Backed — 5.68%
Ameriquest Mortgage Securities, Inc., Series 2005-R2, Class M2
(LIBOR USD 1-Month plus 0.72%)
2.94%	04/25/35	[2]	16,668	16,721

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2018 / 70

Investment Grade Credit Fund

Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Bear Stearns ALT-A Trust, Series 2004-3, Class A1
(LIBOR USD 1-Month plus 0.64%)
2.86%	04/25/34	[2]	$49,703	$49,346
Bear Stearns ARM Trust, Series 2004-1, Class 12A5
3.93%	04/25/34	[3]	15,466	15,598
Bear Stearns Asset-Backed Securities Trust, Series 2006-SD2, Class A1
(LIBOR USD 1-Month plus 0.38%)
2.60%	06/25/36	[2]	10,730	10,693
Bombardier Capital Mortgage Securitization Corp., Series 2000-A, Class A2
7.58%	06/15/30	[3]	19,426	7,078
CIT Mortgage Loan Trust, Series 2007-1, Class 1A
(LIBOR USD 1-Month plus 1.35%)
3.57%	10/25/37	[1,2]	15,336	15,514
Citigroup Mortgage Loan Trust, Inc., Series 2005-OPT1, Class M1
(LIBOR USD 1-Month plus 0.63%)
2.85%	02/25/35	[2]	22,429	22,426
IndyMac Index Mortgage Loan Trust, Series 2007-FLX3, Class A1
(LIBOR USD 1-Month plus 0.24%)
2.46%	06/25/37	[2]	19,754	19,638
JPMorgan Mortgage Acquisition Trust, Series 2007-CH2, Class AV1
(LIBOR USD 1-Month plus 0.16%)
2.38%	01/25/37	[2]	19,521	19,553
JPMorgan Mortgage Trust, Series 2005-A3, Class 2A1
3.81%	06/25/35	[3]	19,488	19,398
Long Beach Mortgage Loan Trust, Series 2006-1, Class 1A
(LIBOR USD 1-Month plus 0.22%)
2.44%	02/25/36	[2]	10,187	9,926
Morgan Stanley Mortgage Loan Trust, Series 2004-5AR, Class 3A1
3.99%	07/25/34	[3]	27,163	27,205
Saxon Asset Securities Trust, Series 2007-2, Class A2A
(LIBOR USD 1-Month plus 0.10%)
2.32%	05/25/47	[2,5,6]	99,390	79,897
Structured Asset Mortgage Investments II, Series 2004-AR1, Class 1A2
(LIBOR USD 1-Month plus 0.70%)
2.87%	03/19/34	[2]	3,856	3,805

				316,798

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Commercial
Mortgage-Backed — 7.46%
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K011, Class X3 (IO)
2.66%	12/25/43	[3]	$1,067,620	$57,177
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K013, Class X3 (IO)
2.91%	01/25/43	[3]	860,000	53,918
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K717, Class X3 (IO)
1.68%	11/25/42	[3]	900,000	41,215
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KAIV, Class X2 (IO)
3.61%	06/25/41	[3]	200,000	17,589
FRESB Mortgage Trust, Series 2015-SB3, Class A3
(LIBOR USD 1-Month plus 0.55%)
2.66%	01/25/43	[2]	66,045	65,928
Ginnie Mae, Series 2013-1, Class IO (IO)
0.61%	02/16/54	[3]	2,049,134	80,468
Ginnie Mae, Series 2013-125, Class IO (IO)
0.76%	10/16/54	[3]	1,761,929	64,418
Ginnie Mae, Series 2013-46, Class AB
1.72%	08/16/42		38,475	35,690

				416,403

U.S. Agency Mortgage-Backed — 16.04%
Fannie Mae Pool AM1691
3.46%	01/01/43		36,151	34,055
Fannie Mae Pool AM6492
3.76%	08/01/34		48,367	48,125
Fannie Mae Pool AM6761
3.57%	10/01/29		46,756	46,172
Fannie Mae Pool AN0335
3.39%	01/01/31		49,521	48,241
Fannie Mae Pool AN0854
3.28%	02/01/28		55,000	53,165
Fannie Mae Pool AN6046
3.22%	07/01/32		107,756	101,734
Fannie Mae Pool AN6146
3.13%	07/01/32		50,000	46,008
Fannie Mae Pool AN6241
3.46%	09/01/37		95,000	89,652
Fannie Mae Pool AN6553
3.17%	05/01/31		90,000	85,587
Fannie Mae Pool AN7631
3.16%	12/01/32		50,000	45,893
Fannie Mae Pool AN9420

See accompanying notes to Schedule of Portfolio Investments.

71 / Semi-Annual Report September 2018

Investment Grade Credit Fund

Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
3.77%	07/01/43		$49,823	$49,537
Fannie Mae REMICS, Series 2013-5, Class GF
(LIBOR USD 1-Month plus 1.10%)
3.32%	10/25/42	[2]	76,169	76,346
Freddie Mac REMICS
3.50%	06/15/42		103,000	101,578
Freddie Mac REMICS, Series 4638, Class UF
(LIBOR USD 1-Month plus 1.00%)
3.26%	09/15/44	[2]	69,287	69,742

				895,835

Total Mortgage-Backed
(Cost $2,500,380)				2,524,831

MUNICIPAL BONDS — 0.18%*
California — 0.09%
University of California, Taxable Revenue Bonds, Series AJ
4.60%	05/15/31		5,000	5,310

New York — 0.09%
New York City Transitional Finance Authority Future Tax Secured Revenue
3.73%	08/01/29		5,000	4,943

Total Municipal Bonds
(Cost $10,294)				10,253

U.S. TREASURY SECURITIES — 0.09%
U.S. Treasury Notes — 0.09%
U.S. Treasury Notes
2.88%	09/30/23		5,000	4,983

Total U.S. Treasury Securities
(Cost $4,984)				4,983

Total Bonds – 98.20%
(Cost $5,450,951)				5,483,506

Issues	Maturity Date	Principal Amount/ Shares	Value
SHORT-TERM INVESTMENTS — 4.87%

Money Market Funds — 4.39%
Morgan Stanley Institutional Liquidity Funds-Government Portfolio
2.04%[7]		245,000	245,000

Issues	Maturity Date	Principal Amount/ Shares	Value
SHORT-TERM INVESTMENTS (continued)
Money Market Funds (continued)

U.S. Treasury Bills — 0.48%
U.S. Treasury Bills
2.05%[8,9]	12/13/18	$27,000	$26,884

Total Short-Term Investments
(Cost $271,885)			271,884

Total Investments – 103.07%
(Cost $5,722,836)			$5,755,390

Liabilities in Excess of Other
Assets – (3.07)%			(171,469)

Net Assets – 100.00%			$5,583,921

[1]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[2]	Floating rate security. The rate disclosed was in effect at September 30, 2018.

[3]

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

[4]	U.S. dollar-denominated security issued by foreign-domiciled entity.

[5]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

[6]	Illiquid security as determined under procedures approved by the Board of Trustees. The aggregate value of illiquid securities is $157,961, which is 2.83% of total net assets.

[7]	Represents the current yield as of September 30, 2018.

[8]	Securities, or a portion thereof, pledged as collateral for futures. The total market value of collateral pledged is $26,883.

[9]	Represents annualized yield at date of purchase.

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(BKNT): Banker's Note, Inc.

(GMTN): Global medium-term note

(IO): Interest only

(LIBOR): London InterBank Offer Rate

(MTN): Medium-term Note

(USD): U.S. dollar

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2018 / 72

Investment Grade Credit Fund

Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
FUTURES CONTRACTS: LONG POSITIONS
U.S. Treasury Five Year Note	7	12/31/18	$787,336	$(4,522)	$(4,522)
U.S. Treasury Two Year Note	5	12/31/18	1,053,672	(1,239)	(1,239)
U.S. Treasury Ten Year Note	3	12/19/18	356,344	(2,584)	(2,584)

			2,197,352	(8,345)	(8,345)

FUTURES CONTRACTS: SHORT POSITIONS
U.S. Treasury Ten Year Ultra Bond	8	12/19/18	(1,008,000)	1,139	1,139

TOTAL FUTURES CONTRACTS			$1,189,352	$(7,206)	$(7,206)

See accompanying notes to Schedule of Portfolio Investments.

73 / Semi-Annual Report September 2018

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
BONDS – 93.68%
ASSET-BACKED SECURITIES — 5.93%**
Access Group, Inc., Series 2015-1, Class A
(LIBOR USD 1-Month plus 0.70%)
2.92%	07/25/56[1,2]	$2,167,380	$2,164,158
Barings CLO Ltd., Series 2013-IA, Class AR (Cayman Islands)
(LIBOR USD 3-Month plus 0.80%)
3.15%	01/20/28[1,2,3]	6,700,000	6,675,666
Bayview Commercial Asset Trust, Series 2005-1A, Class A1
(LIBOR USD 1-Month plus 0.30%)
2.52%	04/25/35[1,2]	278,279	271,506
Brazos Higher Education Authority, Inc., Series 2011-1, Class A2
(LIBOR USD 3-Month plus 0.80%)
3.11%	02/25/30[1]	120,771	121,597
Brazos Higher Education Authority, Inc., Series 2011-2, Class A3
(LIBOR USD 3-Month plus 1.00%)
3.34%	10/27/36[1]	5,075,000	5,162,113
Education Loan Asset-Backed Trust I, Series 2013-1, Class A2
(LIBOR USD 1-Month plus 0.80%)
3.02%	04/26/32[1,2]	8,375,000	8,421,197
GCO Education Loan Funding Trust, Series 2006-2AR, Class A1RN
(LIBOR USD 1-Month plus 0.65%)
2.87%	08/27/46[1,2]	7,301,266	7,203,166
Goal Capital Funding Trust, Series 2006-1, Class B
(LIBOR USD 3-Month plus 0.45%)
2.76%	08/25/42[1]	2,665,656	2,515,474
J.G. Wentworth XXX LLC, Series 2013-3A, Class A
4.08%	01/17/73[2]	4,121,671	4,150,680
Magnetite VII CLO Ltd., Series 2012-7A, Class A1R2 (Cayman Islands)
(LIBOR USD 3-Month plus 0.80%)
3.14%	01/15/28[1,2,3]	5,880,000	5,849,906
Navient Student Loan Trust, Series 2015-2, Class A3
(LIBOR USD 1-Month plus 0.57%)
2.79%	11/26/40[1]	5,300,000	5,305,501
Nelnet Student Loan Trust, Series 2013-1A, Class A
(LIBOR USD 1-Month plus 0.60%)
2.82%	06/25/41[1,2]	3,103,052	3,119,960
Nelnet Student Loan Trust, Series 2014-5A, Class A
(LIBOR USD 1-Month plus 0.55%)
2.77%	07/25/46[1,2]	10,275,523	10,290,439
Northstar Education Finance, Inc., Series 2007-1, Class A1

Issues	Maturity Date	Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
(1.00 X LIBOR USD 3-Month plus 0.10%)
2.44%	04/28/30[1]	$3,572,098	$3,559,038
SLC Student Loan Trust, Series 2007-1, Class A4
(LIBOR USD 3-Month plus 0.06%)
2.37%	05/15/29[1]	5,119,625	5,067,042
SLM Student Loan Trust, Series 2003-10A, Class A3
(LIBOR USD 3-Month plus 0.47%)
2.80%	12/15/27[1,2]	10,522,936	10,568,994
SLM Student Loan Trust, Series 2003-11, Class A6
(LIBOR USD 3-Month plus 0.55%)
2.88%	12/15/25[1,2]	5,083,540	5,110,058
SLM Student Loan Trust, Series 2006-9, Class A5
(LIBOR USD 3-Month plus 0.10%)
2.44%	01/26/26[1]	2,413,198	2,409,369
SLM Student Loan Trust, Series 2007-3, Class A3
(LIBOR USD 3-Month plus 0.04%)
2.38%	04/25/19[1]	3,986,342	3,978,636
SLM Student Loan Trust, Series 2007-6, Class A4
(LIBOR USD 3-Month plus 0.38%)
2.72%	10/25/24[1]	5,795,730	5,810,359
SLM Student Loan Trust, Series 2008-1, Class A4
(LIBOR USD 3-Month plus 0.65%)
2.99%	01/25/22[1]	6,451,167	6,408,214
SLM Student Loan Trust, Series 2008-6, Class A4
(LIBOR USD 3-Month plus 1.10%)
3.44%	07/25/23[1]	3,751,208	3,772,677
SLM Student Loan Trust, Series 2008-8, Class B
(LIBOR USD 3-Month plus 2.25%)
4.59%	10/25/75[1]	1,095,000	1,150,419
SLM Student Loan Trust, Series 2011-1, Class A1
(LIBOR USD 1-Month plus 0.52%)
2.74%	03/25/26[1]	141,427	141,790
SLM Student Loan Trust, Series 2012-2, Class A
(LIBOR USD 1-Month plus 0.70%)
2.92%	01/25/29[1]	3,007,651	2,994,521
SLM Student Loan Trust, Series 2012-7, Class A3
(LIBOR USD 1-Month plus 0.65%)
2.87%	05/26/26[1]	11,980,199	11,872,278
SLM Student Loan Trust, Series 2013-4, Class A
(LIBOR USD 1-Month plus 0.55%)

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2018 / 74

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
2.77%	06/25/43[1]	$3,780,250	$3,803,885
SLM Student Loan Trust, Series 2014-1, Class A3
(LIBOR USD 1-Month plus 0.60%)
2.82%	02/26/29[1]	6,098,460	6,022,334
Student Loan Consolidation Center Student
Loan Trust I, Series 2002-2, Class B2
(28 Day Auction Rate plus 0.00%)0
1.61%	07/01/42[1,2]	3,900,000	3,110,004
Voya CLO Ltd., Series 2015-2A, Class AR (Cayman Islands)
(LIBOR USD 3-Month plus 0.97%)
3.32%	07/23/27[1,2,3]	3,505,000	3,506,349

Total Asset-Backed Securities
(Cost $139,319,248)			140,537,330

BANK LOANS — 0.59%*
Communications — 0.13%
Intelsat Jackson Holdings SA,
Term Loan B5, 1st Lien (Luxembourg)
6.63%	01/02/24[3]	500,000	522,375
Lamar Media Corp., Term Loan B, 1st Lien
(LIBOR plus 1.75%)
3.94%	03/14/25[1]	497,500	500,403
Sprint Communications, Inc., Term Loan B, 1st Lien
(LIBOR plus 2.50%)
4.75%	02/02/24[1]	795,960	798,944
Unitymedia Finance LLC, Term Loan B, 1st Lien
(LIBOR plus 2.00%)
4.16%	06/01/23[1]	1,250,000	1,252,425

			3,074,147

Electric — 0.04%
Chief Power Finance LLC, Term Loan B, 1st Lien
(LIBOR plus 4.75%)
7.00%	12/31/20[1,4,5]	986,098	939,752

Finance — 0.14%
Delos Finance SARL, Term Loan B, 1st Lien
(LIBOR plus 1.75%)
4.14%	10/06/23[1]	3,429,507	3,446,654

Health Care — 0.10%
Catalent Pharma Solutions, Inc., Term Loan B, 1st Lien
(LIBOR plus 2.25%)
4.49%	05/20/24[1]	989,462	997,116
Iqvia, Inc., Term Loan B3, 1st Lien
(LIBOR plus 1.75%)
4.14%	06/11/25[1]	498,750	499,166

Issues	Maturity Date	Principal Amount	Value
BANK LOANS (continued)
Health Care (continued)
Valeant Pharmaceuticals International, Inc., Term Loan B, 1st Lien
(LIBOR plus 3.00%)
5.10%	06/02/25[1]	$780,000	$784,840

			2,281,122

Industrials — 0.06%
Tyco International Holdings SARL, Term Loan
(LIBOR plus 1.25%)
3.62%	03/02/20[1,4,5]	1,368,640	1,367,360

Information Technology — 0.12%
Dell International LLC, Term Loan A3, 1st Lien
(LIBOR plus 1.50%)
3.75%	12/31/18[1]	1,583,260	1,585,984
Quintiles IMS, Inc., Term Loan B, 1st Lien
(LIBOR plus 2.00%)
4.39%	03/07/24[1]	450,337	452,363
SS&C Technologies, Inc., Term Loan B3, 1st Lien
(LIBOR plus 2.25%)
4.49%	04/16/25[1]	624,779	626,147
SS&C Technology Holdings Europe SARL, Term Loan B4, 1st Lien
(LIBOR plus 2.25%)
4.49%	04/16/25[1]	242,518	243,049

			2,907,543

Total Bank Loans
(Cost $13,998,754)			14,016,578

CORPORATES — 35.75%*
Automotive — 0.25%
General Motors Co.
3.50%	10/02/18	6,000,000	6,000,000

Banking — 8.98%
Bank of America Corp.
2.74%	01/23/22[6]	9,705,000	9,547,350
3.00%	12/20/23[6]	2,159,000	2,096,400
6.88%	11/15/18	1,000,000	1,005,377
7.63%	06/01/19	5,000,000	5,158,301
Bank of America Corp. (GMTN)
2.37%	07/21/21[6]	18,025,000	17,711,131
Bank of New York Mellon Corp. (The) (MTN)
2.30%	09/11/19	4,753,000	4,728,933
Bank of New York Mellon Corp., (The) Series G
2.20%	05/15/19	629,000	627,494
Capital One Bank USA N.A. (BKNT)
2.15%	11/21/18	4,295,000	4,293,508

See accompanying notes to Schedule of Portfolio Investments.

75 / Semi-Annual Report September 2018

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)
Banking (continued)
Discover Bank
2.60%	11/13/18	$5,975,000	$5,974,808
JPMorgan Chase & Co.
2.25%	01/23/20	10,000,000	9,901,745
6.30%	04/23/19	22,375,000	22,824,201
JPMorgan Chase Bank N.A.
2.60%	02/01/21[6]	13,950,000	13,848,364
JPMorgan Chase Bank N.A. (BKNT)
(LIBOR USD 3-Month plus 0.25%)
2.59%	02/13/20[1]	7,695,000	7,699,581
Lloyds Bank PLC (United Kingdom)
3.30%	05/07/21[3]	6,475,000	6,449,685
Macquarie Bank Ltd. (Australia)
2.60%	06/24/19[2,3]	5,000,000	4,988,071
PNC Bank N.A. (BKNT)
1.70%	12/07/18	7,680,000	7,670,224
1.95%	03/04/19	10,000,000	9,975,295
2.25%	07/02/19	1,795,000	1,788,236
Santander UK Group Holdings PLC (United Kingdom)
2.88%	08/05/21[3]	13,000,000	12,662,201
Santander UK PLC (United Kingdom)
2.50%	01/05/21[3]	2,250,000	2,202,655
UBS AG/London (Switzerland)
(LIBOR USD 3-Month plus 0.32%)
2.63%	05/28/19[1,2,3]	8,000,000	8,016,644
US Bank N.A. (BKNT)
3.05%	07/24/20	12,075,000	12,064,278
Wells Fargo & Co., Series N (MTN)
2.15%	01/30/20	9,535,000	9,423,966
Wells Fargo Bank N.A. (BKNT)
2.15%	12/06/19	7,715,000	7,642,111
2.40%	01/15/20	20,000,000	19,846,790
3.33%	07/23/21[6]	4,620,000	4,615,810

			212,763,159

Communications — 1.30%
AT&T, Inc.
2.38%	11/27/18	5,000,000	4,998,459
3.00%	06/30/22	7,440,000	7,258,058
3.40%	05/15/25	2,655,000	2,530,231
3.90%	03/11/24	1,700,000	1,690,539
Charter Communications Operating LLC/Charter Communications Operating Capital
4.50%	02/01/24	3,415,000	3,439,680
Discovery Communications LLC
2.75%	11/15/19[2]	2,000,000	1,990,622
2.80%	06/15/20[2]	715,000	708,028

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)
Communications (continued)
Sprint Communications, Inc.
7.00%	03/01/20[2]	$1,264,000	$1,314,560
9.00%	11/15/18[2]	2,200,000	2,219,250
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint
Spectrum Co. III LLC
3.36%	09/20/21[2]	3,187,500	3,187,500
Warner Media LLC
3.88%	01/15/26	1,400,000	1,360,602

			30,697,529

Consumer Discretionary — 0.81%
Altria Group, Inc.
9.70%	11/10/18	7,340,000	7,393,953
Constellation Brands, Inc.
2.00%	11/07/19	7,000,000	6,921,852
Molson Coors Brewing Co.
2.25%	03/15/20	5,000,000	4,928,716

			19,244,521

Consumer Products — 0.24%
Newell Brands, Inc.
2.60%	03/29/19	2,540,000	2,534,016
2.88%	12/01/19	3,230,000	3,225,142

			5,759,158

Electric — 2.44%
Black Hills Corp.
4.25%	11/30/23	4,050,000	4,106,598
Duke Energy Florida LLC
2.10%	12/15/19	2,800,000	2,783,421
ITC Holdings Corp.
5.50%	01/15/20[2]	1,780,000	1,820,498
Jersey Central Power & Light Co.
7.35%	02/01/19	505,000	512,847
LG&E & KU Energy LLC
3.75%	11/15/20	3,400,000	3,413,809
Metropolitan Edison Co.
7.70%	01/15/19	4,250,000	4,306,776
Mississippi Power Co.
(LIBOR USD 3-Month plus 0.65%)
3.06%	03/27/20[1]	5,000,000	5,000,654
Nevada Power Co.
7.13%	03/15/19	4,125,000	4,209,814
NextEra Energy Capital Holdings, Inc.
(LIBOR USD 3-Month plus 0.48%)
2.82%	05/04/21[1]	7,700,000	7,724,255
(LIBOR USD 3-Month plus 0.55%)
2.86%	08/28/21[1]	3,952,000	3,952,622

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2018 / 76

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)
Electric (continued)
Pennsylvania Electric Co.
5.20%	04/01/20	$1,262,000	$1,289,180
PNM Resources, Inc.
3.25%	03/09/21	7,115,000	7,046,177
Progress Energy, Inc.
7.05%	03/15/19	4,200,000	4,281,045
Southwestern Electric Power Co.
6.45%	01/15/19	7,395,000	7,455,071

			57,902,767

Energy — 0.95%
Energy Transfer Partners LP
4.90%	02/01/24	4,292,000	4,435,872
Florida Gas Transmission Co. LLC
7.90%	05/15/19[2]	3,320,000	3,417,098
Panhandle Eastern Pipeline Co. LP
8.13%	06/01/19	1,000,000	1,031,716
Phillips 66
(LIBOR USD 3-Month plus 0.65%)
2.99%	04/15/19[1,2]	1,145,000	1,145,459
Plains All American Pipeline LP/PAA Finance Corp.
3.85%	10/15/23	5,422,000	5,358,552
Rockies Express Pipeline LLC
5.63%	04/15/20[2]	2,036,000	2,102,170
6.00%	01/15/19[2]	1,500,000	1,511,625
Ruby Pipeline LLC
6.00%	04/01/22[2]	3,499,773	3,595,362

			22,597,854

Finance — 5.25%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)
3.75%	05/15/19[3]	500,000	502,046
Air Lease Corp.
2.13%	01/15/20	5,000,000	4,922,807
3.50%	01/15/22	3,420,000	3,397,772
American Express Credit Corp. (GMTN)
2.25%	08/15/19	2,840,000	2,826,787
American Express Credit Corp. (MTN)
2.20%	03/03/20	4,000,000	3,956,022
Associates Corp. of North America
6.95%	11/01/18	11,000,000	11,030,069
Citibank N.A. (BKNT)
3.05%	05/01/20	11,605,000	11,601,427
Citigroup, Inc.
2.05%	12/07/18	2,000,000	1,998,470
2.50%	07/29/19	2,500,000	2,495,005
8.50%	05/22/19	3,000,000	3,105,591

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)
Finance (continued)
Daimler Finance North America LLC
1.50%	07/05/19[2]	$4,407,000	$4,364,254
1.75%	10/30/19[2]	2,000,000	1,971,298
Ford Motor Credit Co. LLC
2.38%	03/12/19	1,290,000	1,286,901
2.46%	03/27/20	1,000,000	983,557
2.60%	11/04/19	2,550,000	2,530,672
3.20%	01/15/21	3,000,000	2,954,195
5.75%	02/01/21	2,000,000	2,082,249
(LIBOR USD 3-Month plus 0.79%)
3.12%	06/12/20[1]	2,080,000	2,080,119
Ford Motor Credit Co. LLC (MTN)
2.94%	01/08/19	1,000,000	1,000,200
GE Capital International Funding Co. (Ireland)
2.34%	11/15/20[3]	2,000,000	1,950,739
General Motors Financial Co., Inc.
2.40%	05/09/19	2,600,000	2,593,572
Goldman Sachs Group, Inc. (The)
2.55%	10/23/19	6,049,000	6,024,846
2.63%	04/25/21	1,880,000	1,842,461
(LIBOR USD 3-Month plus 1.02%)
3.37%	10/23/19[1]	5,000,000	5,045,123
International Lease Finance Corp.
6.25%	05/15/19	3,000,000	3,058,816
Morgan Stanley (GMTN)
5.50%	01/26/20	2,805,000	2,891,480
5.50%	07/24/20	3,450,000	3,581,020
7.30%	05/13/19	8,000,000	8,214,240
(LIBOR USD 3-Month plus 0.55%)
2.89%	02/10/21[1]	10,000,000	10,033,986
Morgan Stanley (MTN)
5.63%	09/23/19	2,000,000	2,051,088
Morgan Stanley, Series 3NC2
(LIBOR USD 3-Month plus 0.80%)
3.12%	02/14/20[1]	3,795,000	3,804,163
Protective Life Global Funding
1.72%	04/15/19[2]	8,245,000	8,201,232

			124,382,207

Food — 1.48%
Campbell Soup Co.
3.30%	03/15/21	4,025,000	3,998,898
Conagra Brands, Inc.
(LIBOR USD 3-Month plus 0.50%)
2.91%	10/09/20[1]	7,250,000	7,235,925
Danone SA (France)
1.69%	10/30/19[2,3]	3,325,000	3,276,899
General Mills, Inc.
3.20%	04/16/21	7,000,000	6,958,831

See accompanying notes to Schedule of Portfolio Investments.

77 / Semi-Annual Report September 2018

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)
Food (continued)
Kraft Heinz Foods Co.
(LIBOR USD 3-Month plus 0.42%)
2.76%	08/09/19[1]	$4,000,000	$4,005,684
Mondelez International Holdings
Netherlands BV (Netherlands)
1.63%	10/28/19[2,3]	9,670,000	9,531,874

			35,008,111

Gaming — 0.32%
GLP Capital LP/GLP Financing II, Inc.
4.38%	04/15/21	3,240,000	3,272,400
4.88%	11/01/20	4,210,000	4,300,094

			7,572,494

Health Care — 4.50%
AbbVie, Inc.
2.90%	11/06/22	5,000,000	4,862,169
Allergan Funding SCS (Luxembourg)
3.45%	03/15/22[3]	3,000,000	2,982,297
Anthem, Inc.
2.50%	11/21/20	10,270,000	10,112,258
AstraZeneca PLC (United Kingdom)
2.38%	11/16/20[3]	2,835,000	2,793,075
Bayer U.S. Finance II LLC
2.13%	07/15/19[2]	4,275,000	4,243,652
3.50%	06/25/21[2]	1,825,000	1,820,946
Bayer U.S. Finance LLC
2.38%	10/08/19[2]	6,425,000	6,357,319
Becton Dickinson and Co.
2.40%	06/05/20	2,260,000	2,226,598
2.68%	12/15/19	3,661,000	3,635,831
Boston Scientific Corp.
6.00%	01/15/20	4,605,000	4,767,243
Celgene Corp.
2.75%	02/15/23	585,000	561,363
2.88%	08/15/20	5,000,000	4,969,413
3.25%	08/15/22	2,278,000	2,242,758
Cigna Corp.
4.50%	03/15/21	5,335,000	5,446,723
5.13%	06/15/20	1,725,000	1,778,661
CVS Health Corp.
2.25%	12/05/18	16,681,000	16,664,598
Elanco Animal Health, Inc.
3.91%	08/27/21[2]	2,500,000	2,504,057
Halfmoon Parent, Inc.
3.20%	09/17/20[2]	6,000,000	5,978,754
HCA, Inc.
6.50%	02/15/20	1,960,000	2,044,280

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)
Health Care (continued)
Humana, Inc.
2.50%	12/15/20	$5,675,000	$5,565,057
Roche Holdings, Inc.
2.25%	09/30/19[2]	3,710,000	3,689,807
Shire Acquisitions Investments Ireland DAC (Ireland)
1.90%	09/23/19[3]	5,865,000	5,803,680
2.40%	09/23/21[3]	1,500,000	1,449,860
Sutter Health, Series 13-C
2.29%	08/15/53	1,525,000	1,517,375
Zimmer Biomet Holdings, Inc.
(LIBOR USD 3-Month plus 0.75%)
3.09%	03/19/21[1]	2,685,000	2,687,673

			106,705,447

Industrials — 1.67%
BAE Systems Holdings, Inc.
6.38%	06/01/19[2]	5,660,000	5,781,025
Bemis Co., Inc.
6.80%	08/01/19	4,180,000	4,306,722
Clean Harbors, Inc.
5.13%	06/01/21	243,000	244,215
General Electric Co. (GMTN)
2.20%	01/09/20	2,000,000	1,979,193
General Electric Co. (MTN)
(LIBOR USD 3-Month plus 0.38%)
2.72%	05/05/26[1]	5,180,000	4,944,660
L3 Technologies, Inc.
4.95%	02/15/21	1,525,000	1,567,522
Siemens Financieringsmaatschappij NV (Netherlands)
1.30%	09/13/19[2,3]	6,500,000	6,405,994
United Technologies Corp.
(LIBOR USD 3-Month plus 0.65%)
2.97%	08/16/21[1]	7,250,000	7,270,194
WestRock MWV LLC
7.38%	09/01/19	5,850,000	6,060,245
WestRock RKT Co.
3.50%	03/01/20	1,000,000	1,000,374

			39,560,144

Information Technology — 0.76%
Analog Devices, Inc.
2.85%	03/12/20	4,030,000	4,006,089
Apple, Inc.
1.70%	02/22/19	3,255,000	3,244,376
Broadcom Corp./Broadcom Cayman Finance Ltd.
2.38%	01/15/20	6,750,000	6,672,861
Dell International LLC/EMC Corp.
3.48%	06/01/19[2]	4,000,000	4,010,762

			17,934,088

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2018 / 78

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)
Insurance — 0.49%
Allstate Corp. (The)
(LIBOR USD 3-Month plus 0.43%)
2.82%	03/29/21[1]	$4,000,000	$4,006,216
Nationwide Mutual Insurance Co.
4.62%	12/15/24[2,6]	3,550,000	3,563,313
Pricoa Global Funding I
1.45%	09/13/19[2]	4,000,000	3,931,050

			11,500,579

Materials — 0.60%
Dow Chemical Co. (The)
8.55%	05/15/19	6,159,000	6,370,072
Georgia-Pacific LLC
2.54%	11/15/19[2]	8,000,000	7,946,684

			14,316,756

Real Estate Investment Trust (REIT) — 4.61%
Alexandria Real Estate Equities, Inc.
2.75%	01/15/20	8,800,000	8,722,755
American Campus Communities Operating Partnership LP
3.35%	10/01/20	6,040,000	6,011,388
American Tower Corp.
3.40%	02/15/19	7,395,000	7,409,978
Boston Properties LP
5.63%	11/15/20	2,260,000	2,351,177
5.88%	10/15/19	9,615,000	9,842,772
Digital Realty Trust LP
5.88%	02/01/20	3,000,000	3,077,588
Duke Realty LP
3.88%	02/15/21	6,385,000	6,441,229
HCP, Inc.
2.63%	02/01/20	6,870,000	6,811,021
3.75%	02/01/19	5,000,000	5,010,347
Healthcare Trust of America Holdings LP
3.38%	07/15/21	425,000	421,952
Host Hotels & Resorts LP
6.00%	10/01/21	3,500,000	3,689,752
National Retail Properties, Inc.
3.80%	10/15/22	900,000	899,507
Realty Income Corp.
3.25%	10/15/22	3,000,000	2,964,331
Reckson Operating Partnership LP
7.75%	03/15/20	1,650,000	1,743,679
SL Green Operating Partnership LP
(LIBOR USD 3-Month plus 0.98%)
3.35%	08/16/21[1]	5,000,000	5,006,671
UDR, Inc.
3.70%	10/01/20	3,000,000	3,006,460

Issues	Maturity Date	Principal Amount	Value
CORPORATES (continued)
Real Estate Investment Trust (REIT) (continued)
4.63%	01/10/22	$3,874,000	$3,962,343
Ventas Realty LP/Ventas Capital Corp.
2.70%	04/01/20	3,949,000	3,915,892
VEREIT Operating Partnership LP
3.00%	02/06/19	3,890,000	3,888,644
4.13%	06/01/21	2,325,000	2,347,599
WEA Finance LLC/Westfield UK & Europe Finance PLC
2.70%	09/17/19[2]	5,500,000	5,485,330
3.25%	10/05/20[2]	4,000,000	3,976,314
Welltower, Inc.
4.13%	04/01/19	12,135,000	12,174,372

			109,161,101

Retail — 0.80%
Alimentation Couche-Tard, Inc. (Canada)
2.35%	12/13/19[2,3]	7,000,000	6,934,306
Dollar Tree, Inc.
(LIBOR USD 3-Month plus 0.70%)
3.04%	04/17/20[1]	7,000,000	7,011,218
Walgreens Boots Alliance, Inc.
2.70%	11/18/19	5,000,000	4,981,418

			18,926,942

Services — 0.13%
IHS Markit Ltd. (Bermuda)
5.00%	11/01/22[2,3]	2,011,000	2,080,581
Republic Services, Inc.
5.50%	09/15/19	850,000	870,058

			2,950,639

Transportation — 0.17%
America West Airlines Pass-Through Trust,
Series 2001-1, Class G
7.10%	04/02/21	92,724	97,415
American Airlines Pass-Through Trust,
Series 2011-1, Class A
5.25%	01/31/21	865,077	894,317
American Airlines Pass-Through Trust,
Series 2013-2, Class A
4.95%	01/15/23	1,332,797	1,363,242
Continental Airlines Pass-Through Trust,
Series 1999-1, Class A
6.55%	02/02/19	1,077,401	1,090,232
Continental Airlines Pass-Through Trust,
Series 2000-2, Class A1
7.71%	04/02/21	626,472	659,725

			4,104,931

Total Corporates
(Cost $850,099,451)			847,088,427

See accompanying notes to Schedule of Portfolio Investments.

79 / Semi-Annual Report September 2018

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED — 28.50%**
Non-Agency Commercial
Mortgage-Backed — 0.55%
Citigroup Commercial Mortgage Trust,
Series 2012-GC8, Class XA (IO)
1.97%	09/10/45[2,6]	$17,740,698	$954,710
GE Business Loan Trust, Series 2006-2A, Class A
0.51%	11/15/34[2]	1,991,332	1,957,368
GE Business Loan Trust, Series 2007-1A, Class A
(LIBOR USD 1-Month plus 0.17%)
2.33%	04/15/35[1,2]	1,028,710	1,009,605
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP9, Class A3S
5.24%	05/15/47[2]	982,662	979,317
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP9, Class A3SF
(LIBOR USD 1-Month plus 0.16%)
2.31%	05/15/47[1]	5,315,908	5,309,375
Wells Fargo Commercial Mortgage Trust, Series 2013-120B, Class A
2.80%	03/18/28[2,6]	2,855,000	2,824,246

			13,034,621

Non-Agency Mortgage-Backed — 9.64%
Accredited Mortgage Loan Trust, Series 2007-1, Class A4
(LIBOR USD 1-Month plus 0.22%)
2.44%	02/25/37[1]	12,000,000	11,738,626
ACE Securities Corp. Home Equity Loan Trust, Series 2006-NC1, Class A1
(LIBOR USD 1-Month plus 0.44%)
2.66%	12/25/35[1]	2,377,290	2,378,699
Aegis Asset-Backed Securities Trust, Series 2005-5, Class 2A
(LIBOR USD 1-Month plus 0.25%)
2.47%	12/25/35[1]	5,290,024	5,291,126
Ameriquest Mortgage Securities Trust, Series 2006-R2, Class A1
(LIBOR USD 1-Month plus 0.18%)
2.39%	04/25/36[1]	3,667,923	3,665,263
Amresco Residential Securities Corp.
Mortgage Loan Trust, Series 1998-1, Class A5 (STEP-reset date 11/25/18)
7.32%	10/25/27	11,651	12,012
Argent Securities, Inc., Asset-Backed Pass-Through Certificates, Series 2005-W2, Class A1
(LIBOR USD 1-Month plus 0.26%)
2.48%	10/25/35[1]	4,487,875	4,486,698

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Banc of America Alternative Loan Trust, Series 2003-8, Class 1CB1
5.50%	10/25/33	$9,231,784	$9,505,466
Banc of America Funding Trust, Series 2015-R2, Class 9A1
(LIBOR USD 1-Month plus 0.22%)
2.43%	03/27/36[1,2]	5,383,172	5,308,647
Banc of America Funding Trust, Series 2015-R4, Class 3A1
(LIBOR USD 1-Month plus 0.14%)
2.20%	07/27/36[1,2]	5,646,763	5,556,300
BCAP LLC Trust, Series 2008-IND2, Class A1
(LIBOR USD 1-Month plus 1.65%)
3.87%	04/25/38[1]	5,628,961	5,673,597
BCAP LLC Trust, Series 2013-RR5, Class 2A1
3.29%	03/26/37[2,6]	4,943,058	4,987,103
Bear Stearns ARM Trust, Series 2004-3, Class 4A
4.42%	07/25/34[6]	2,195,239	2,227,428
Chase Funding Trust, Series 2002-2, Class 2M1
(LIBOR USD 1-Month plus 0.90%)
3.12%	02/25/32[1]	84,743	84,850
Chase Mortgage Finance Trust, Series 2007-A1, Class 8A1
4.14%	02/25/37[6]	8,201,350	8,434,157
Chase Mortgage Finance Trust, Series 2007-A2, Class 2A3
4.12%	07/25/37[6]	1,801,392	1,842,844
Chevy Chase Mortgage Funding LLC,
Mortgage-Backed Certificates, Series 2005-2A, Class A1
(LIBOR USD 1-Month plus 0.18%)
2.40%	05/25/36[1,2]	947,376	938,392
CIM Trust, Series 2015-4AG, Class A1
(LIBOR USD 1-Month plus 2.00%)
4.10%	10/25/57[1,2]	8,755,280	8,900,118
Citigroup Mortgage Loan Trust, Inc., Series 2004-HYB1, Class A41
3.34%	02/25/34[6]	116,486	115,587
Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH4, Class A2C
(LIBOR USD 1-Month plus 1.30%)
3.52%	07/25/37[1]	90,000	85,700
Conseco Finance Corp., Series 1998-2, Class A5
6.24%	12/01/28	3,526	3,604
Conseco Finance Securitizations Corp., Series 2001-4, Class A4
7.36%	08/01/32[6]	850,068	872,257

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2018 / 80

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-14, Class 4A1
3.89%	08/25/34[6]	$13,883	$13,577
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-AR1, Class 5A1
4.00%	02/25/34[6]	2,062,163	2,092,311
Credit Suisse Mortgage Capital, Series 2014-9R, Class 8A1
(LIBOR USD 1-Month plus 0.16%)
2.22%	10/27/36[1,2]	1,094,582	1,086,379
Credit-Based Asset Servicing and Securitization LLC, Series 2005-CB7, Class AF3 (STEP-reset date 11/25/18)
3.79%	11/25/35	163,485	163,897
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB5, Class A1
(LIBOR USD 1-Month plus 0.06%)
2.28%	04/25/37[1]	3,025,432	2,166,681
DSLA Mortgage Loan Trust, Series 2005-AR2, Class 2A1A
(LIBOR USD 1-Month plus 0.21%)
2.38%	03/19/45[1]	988,827	992,431
Encore Credit Receivables Trust, Series 2005-2, Class M2
(LIBOR USD 1-Month plus 0.69%)
2.91%	11/25/35[1]	3,848,668	3,915,988
FBR Securitization Trust, Series 2005-02, Class M1
(LIBOR USD 1-Month plus 0.72%)
2.94%	09/25/35[1]	1,194,901	1,198,768
First Horizon Alternative Mortgage Securities Trust, Series 2004-AA3, Class A1
4.17%	09/25/34[6]	7,532	7,488
First Horizon Mortgage Pass-Through Trust, Series 2004-AR7, Class 2A2
3.72%	02/25/35[6]	872,235	884,495
GMACM Home Equity Loan Trust, Series 2000-HE2, Class A1
(LIBOR USD 1-Month plus 0.44%)
2.66%	06/25/30[1]	187,471	158,599
GSAA Home Equity Trust, Series 2005-9, Class 1A1
(LIBOR USD 1-Month plus 0.28%)
2.50%	08/25/35[1]	544,059	544,332
GSAMP Trust, Series 2006-NC1, Class A3
(LIBOR USD 1-Month plus 0.29%)
2.51%	02/25/36[1]	9,501,499	9,489,307

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
GSR Mortgage Loan Trust, Series 2005-AR7, Class 2A1
4.05%	11/25/35[6]	$623,969	$628,266
Impac CMB Trust, Series 2005-5, Class A1
(LIBOR USD 1-Month plus 0.64%)
2.86%	08/25/35[1]	1,908,067	1,875,417
IndyMac Index Mortgage Loan Trust, Series 2004-AR12, Class A1
(LIBOR USD 1-Month plus 0.78%)
3.00%	12/25/34[1]	309,391	283,520
IndyMac Index Mortgage Loan Trust, Series 2004-AR8, Class 2A2A
(LIBOR USD 1-Month plus 0.80%)
3.02%	11/25/34[1]	937,850	900,232
IndyMac Manufactured Housing Contract Pass-Through Certificates, Series 1998-1, Class A4
6.49%	09/25/28	568,072	604,552
JPMorgan Mortgage Acquisition Trust, Series 2007-HE1, Class AV4
(LIBOR USD 1-Month plus 0.28%)
2.50%	03/25/47[1]	50,000	43,886
JPMorgan Mortgage Acquisition Trust., Series 2005-FRE1, Class A2F3 (STEP-reset date 11/25/18)
3.37%	10/25/35	1,607,380	1,615,898
JPMorgan Mortgage Trust, Series 2007-A1, Class 1A1
4.41%	07/25/35[6]	1,191,691	1,226,028
JPMorgan Mortgage Trust, Series 2007-A1, Class 5A2
3.92%	07/25/35[6]	316,175	327,335
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class A3
4.35%	04/15/40	284,837	286,653
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class A4
5.27%	04/15/40	236,156	238,142
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class AIOC (IO)
0.55%	04/15/40[4,5,6]	122,133,580	2,158,656
MASTR Adjustable Rate Mortgages Trust, Series 2003-6, Class 4A2
3.72%	01/25/34[6]	9,690	9,640
MASTR Adjustable Rate Mortgages Trust, Series 2004-1, Class 2A1
4.87%	01/25/34[6]	47,242	49,444
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A1
4.42%	11/21/34[6]	1,117,301	1,153,295

See accompanying notes to Schedule of Portfolio Investments.

81 / Semi-Annual Report September 2018

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
MASTR Adjustable Rate Mortgages Trust, Series 2004-3, Class 3A3
3.81%	04/25/34[6]	$138,591	$139,243
MASTR Adjustable Rate Mortgages Trust, Series 2004-5, Class 3A1
2.62%	06/25/34[6]	31,325	28,970
MASTR Alternative Loan Trust, Series 2003-1, Class 1A1
6.25%	12/25/32	2,859,777	2,979,496
MASTR Alternative Loan Trust, Series 2003-5, Class 4A1
5.50%	07/25/33	4,545,625	4,729,557
MASTR Alternative Loan Trust, Series 2003-9, Class 4A1
5.25%	11/25/33	4,746,472	4,926,543
MASTR Alternative Loan Trust, Series 2004-7, Class 1A1
5.50%	07/25/34	4,757,534	4,937,774
MASTR Seasoned Securitization Trust, Series 2004-1, Class 4A1
4.23%	10/25/32[6]	221,220	225,461
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2004-FF5, Class A3C
(LIBOR USD 1-Month plus 1.00%)
3.22%	08/25/34[1]	942,768	922,052
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-3, Class A2C
(LIBOR USD 1-Month plus 0.18%)
2.40%	06/25/37[1]	11,865,480	8,953,093
Merrill Lynch Mortgage Investors Trust, Series 2004-A4, Class A1
4.10%	08/25/34[6]	1,561,896	1,607,839
Merrill Lynch Mortgage Investors Trust, Series 2006-F1, Class 1A2
6.00%	04/25/36	1,881,591	1,644,149
Mid-State Capital Corp., Series 2004-1, Class B
8.90%	08/15/37	1,101,890	1,248,535
Mid-State Capital Corp., Series 2006-1, Class A
5.79%	10/15/40[2]	5,165,076	5,689,124
Morgan Stanley ABS Capital I Trust, Series 2004-NC7, Class M2
(LIBOR USD 1-Month plus 0.93%)
3.15%	07/25/34[1]	3,218,370	3,253,576
Morgan Stanley Mortgage Loan Trust, Series 2004-6AR, Class 1A
(LIBOR USD 1-Month plus 0.90%)
3.12%	07/25/34[1]	274,366	274,503
Morgan Stanley Resecuritization Trust, Series 2014-R3, Class 3A
(LIBOR USD 1-Month plus 1.25%)

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
3.31%	03/26/37[1,2]	$858,316	$860,352
MortgageIT Trust, Series 2005-3, Class A1
(LIBOR USD 1-Month plus 0.60%)
2.82%	08/25/35[1]	370,572	363,493
MortgageIT Trust, Series 2005-4, Class A1
(LIBOR USD 1-Month plus 0.28%)
2.50%	10/25/35[1]	5,740,066	5,659,941
New Century Home Equity Loan Trust, Series 2005-3, Class M2
(LIBOR USD 1-Month plus 0.74%)
2.95%	07/25/35[1]	2,976,138	2,986,977
New Century Home Equity Loan Trust, Series 2005-D, Class A1
(LIBOR USD 1-Month plus 0.22%)
2.44%	02/25/36[1]	10,881,820	10,814,731
Nomura Resecuritization Trust, Series 2014-1R, Class 4A1
0.00%	01/26/37[2,6]	184,182	185,161
Option One Mortgage Loan Trust, Series 2005-1, Class A4
(LIBOR USD 1-Month plus 0.80%)
3.02%	02/25/35[1]	297,924	298,553
Park Place Securities, Inc., Asset-Backed Pass-Through Certificates, Series 2004-WCW2, Class M2
(LIBOR USD 1-Month plus 0.98%)
3.19%	10/25/34[1]	6,785,061	6,946,270
Park Place Securities, Inc., Asset-Backed Pass-Through Certificates, Series 2005-WCW2, Class M1
(LIBOR USD 1-Month plus 0.75%)
2.97%	07/25/35[1]	5,875,583	5,903,417
Park Place Securities, Inc., Series 2005-WCW1, Class M1
(LIBOR USD 1-Month plus 0.45%)
2.67%	09/25/35[1]	1,594,483	1,599,808
Residential Accredit Loans Trust, Series 2005-QA3, Class NB1
4.14%	03/25/35[6]	3,427,584	2,447,231
Residential Asset Mortgage Products Trust, Series 2004-SL4, Class A3
6.50%	07/25/32	344,758	345,332
Residential Asset Mortgage Products Trust, Series 2005-SL1, Class A5
6.50%	05/25/32	941,273	932,035
Securitized Asset-Backed Receivables LLC Trust, Series 2006-CB1, Class AF2 (STEP-reset date 11/25/18)
3.47%	01/25/36	2,156,668	1,852,071
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-16, Class 6A
4.11%	11/25/34[6]	3,635,691	3,696,705

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2018 / 82

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Structured Asset Investment Loan Trust, Series 2005-8, Class A4
(LIBOR USD 1-Month plus 0.72%)
2.94%	10/25/35[1]	$2,845,164	$2,848,244
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2006-WF3, Class A5
(LIBOR USD 1-Month plus 0.14%)
2.36%	09/25/36[1]	6,382,822	6,373,317
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2003-26A, Class 3A5
4.35%	09/25/33[6]	842,856	851,827
Terwin Mortgage Trust, Series 2004-7HE, Class A1
(LIBOR USD 1-Month plus 0.55%)
2.77%	07/25/34[1,2]	115,413	112,265
WaMu Mortgage Pass-Through Certificates, Series 2002-AR18, Class A
3.64%	01/25/33[6]	105,786	108,616
WaMu Mortgage Pass-Through Certificates, Series 2004-AR14, Class A1
3.50%	01/25/35[6]	832,354	855,620
WaMu Mortgage Pass-Through Certificates, Series 2004-CB2, Class 2A
5.50%	07/25/34	4,600,734	4,649,970
WaMu Mortgage Pass-Through Certificates, Series 2005-AR13, Class A1A1
(LIBOR USD 1-Month plus 0.29%)
2.51%	10/25/45[1]	2,802,210	2,836,752
WaMu Mortgage Pass-Through Certificates, Series 2005-AR2, Class 2A21
(LIBOR USD 1-Month plus 0.33%)
2.55%	01/25/45[1]	457,611	457,257
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-Q, Class 1A1
4.72%	09/25/34[6]	1,252,074	1,337,693
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 2A14
4.21%	06/25/35[6]	4,171,065	4,289,611
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR9, Class 1A1
4.39%	05/25/35[6]	114,287	118,326
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR2, Class 2A5
3.96%	03/25/36[6]	1,044,029	1,037,195

			228,552,376

U.S. Agency Commercial
Mortgage-Backed — 10.00%
Fannie Mae-Aces, Series 2011-M4, Class A2
3.73%	06/25/21	11,022,792	11,173,188

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Commercial Mortgage-Backed (continued)
Fannie Mae-Aces, Series 2015-M10, Class FA
(LIBOR USD 1-Month plus 0.25%)
2.32%	03/25/19[1]	$4,129,217	$4,123,406
Fannie Mae-Aces, Series 2017-M11, Class FA
(LIBOR USD 1-Month plus 0.47%)
2.54%	09/25/24[1]	10,238,914	10,271,142
Freddie Mac Multifamily Structured Pass
Through Certificates, Series KC02, Class A1
3.25%	02/25/25	10,000,000	9,975,384
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KF34, Class A
(LIBOR USD 1-Month plus 0.36%)
2.47%	08/25/24[1]	4,947,362	4,949,765
Freddie Mac Multifamily Structured Pass-Through Certificates, Series J19F, Class A1
2.91%	02/25/22	4,397,887	4,367,121
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K003, Class A5
5.09%	03/25/19	13,850,000	13,919,015
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K004, Class A2
4.19%	08/25/19	17,405,000	17,555,127
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K005, Class A2
4.32%	11/25/19	17,500,000	17,679,074
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K006, Class A1
3.40%	07/25/19	3,075,884	3,082,637
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K007, Class A2
4.22%	03/25/20	17,435,040	17,674,329
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K033, Class A1
2.87%	02/25/23	10,775,655	10,709,477
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KF08, Class A
(LIBOR USD 1-Month plus 0.30%)
2.41%	01/25/22[1]	6,923,520	6,951,249
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KF09, Class A
(LIBOR USD 1-Month plus 0.38%)
2.49%	05/25/22[1]	7,971,880	7,982,884

See accompanying notes to Schedule of Portfolio Investments.

83 / Semi-Annual Report September 2018

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Commercial Mortgage-Backed (continued)
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KF10, Class A
(LIBOR USD 1-Month plus 0.38%)
2.49%	07/25/22	[1]	$6,163,019	$6,180,525
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KGRP, Class A
(LIBOR USD 1-Month plus 0.38%)
2.49%	04/25/20	[1]	11,515,155	11,532,991
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KJ18, Class A1
2.46%	03/25/22		5,963,639	5,834,616
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KP04, Class AG1
(LIBOR USD 1-Month plus 0.22%)
2.33%	07/25/20	[1]	14,535,000	14,554,563
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KP04, Class AG2
(LIBOR USD 1-Month plus 0.20%)
2.31%	10/25/19	[1]	17,330,000	17,330,098
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KS02, Class A
(LIBOR USD 1-Month plus 0.38%)
2.49%	08/25/23	[1]	12,153,827	12,164,868
Freddie Mac Multifamily Structured Pass-Through Certificates, Series Q004, Class A2H
2.78%	01/25/21	[6]	12,828,910	12,822,522
Freddie Mac Multifamily Structured Pass-Through Certificates, Series Q004, Class AFL
(Federal Reserve US 12-Month Cumulative Average plus 0.74%)
2.58%	10/25/21	[1]	4,998,074	5,003,116
Ginnie Mae, Series 2006-3, Class C
5.24%	04/16/39	[6]	952,007	952,474
Ginnie Mae, Series 2007-12, Class C
5.28%	04/16/41	[6]	1,514,933	1,517,640
NCUA Guaranteed Notes Trust, Series 2011-C1, Class 2A
(LIBOR USD 1-Month plus 0.53%)
2.65%	03/09/21	[1]	8,683,500	8,687,339

				236,994,550

U.S. Agency Mortgage-Backed — 8.31%
Fannie Mae Pool 464321
4.36%	01/01/20		14,411,253	14,577,531

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool 466973
3.85%	01/01/21		$13,580,948	$13,831,574
Fannie Mae Pool 567002
8.00%	05/01/23		27,523	29,158
Fannie Mae Pool 735861
6.50%	09/01/33		16,300	17,676
Fannie Mae Pool 770900
(LIBOR USD 12-Month plus 1.55%)
3.92%	04/01/34	[1]	256,907	262,186
Fannie Mae Pool 995182
5.50%	06/01/20		68,345	68,645
Fannie Mae Pool AD0538
6.00%	05/01/24		454,309	474,536
Fannie Mae Pool AE0083
6.00%	01/01/40		1,165,622	1,284,751
Fannie Mae Pool AL0851
6.00%	10/01/40		1,459,950	1,594,931
Fannie Mae Pool AM7028
(LIBOR USD 1-Month plus 0.24%)
2.35%	10/01/19	[1]	22,950,000	22,935,064
Fannie Mae REMICS, Series 1997-76, Class FS
LIBOR USD 1-Month
2.61%	09/17/27	[1]	16,736	16,430
Fannie Mae REMICS, Series 2001-60, Class OF
(LIBOR USD 1-Month plus 0.95%)
3.17%	10/25/31	[1]	856,114	873,820
Fannie Mae REMICS, Series 2003-130, Class HF
(LIBOR USD 1-Month plus 0.45%)
2.67%	12/25/33	[1]	538,908	539,697
Fannie Mae REMICS, Series 2003-134, Class FC
(LIBOR USD 1-Month plus 0.60%)
2.82%	12/25/32	[1]	5,304,599	5,368,719
Fannie Mae REMICS, Series 2005-59, Class NF
(LIBOR USD 1-Month plus 0.25%)
2.47%	05/25/35	[1]	2,761,103	2,757,505
Fannie Mae REMICS, Series 2007-61, Class AF
(LIBOR USD 1-Month plus 0.28%)
2.50%	03/25/37	[1]	1,356,663	1,357,148
Fannie Mae REMICS, Series 2007-64, Class FA
(LIBOR USD 1-Month plus 0.47%)
2.69%	07/25/37	[1]	426,867	430,583

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2018 / 84

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae REMICS, Series 2009-111, Class DA
5.00%	12/25/39		$326,882	$331,583
Fannie Mae REMICS, Series 2009-33, Class FB
(LIBOR USD 1-Month plus 0.82%)
3.04%	03/25/37	[1]	2,572,145	2,630,267
Fannie Mae REMICS, Series 2009-85, Class LF
(LIBOR USD 1-Month plus 1.20%)
3.42%	10/25/49	[1]	3,186,162	3,266,040
Fannie Mae REMICS, Series 2009-96, Class FA
(LIBOR USD 1-Month plus 0.90%)
3.12%	11/25/49	[1]	2,185,570	2,236,243
Fannie Mae REMICS, Series 2010-109, Class PF
(LIBOR USD 1-Month plus 0.40%)
2.62%	10/25/40	[1]	1,517,542	1,527,985
Fannie Mae REMICS, Series 2010-26, Class S (IO)
(-1.00 X LIBOR USD 1-Month plus 6.23%, 6.23% Cap)
4.01%	11/25/36	[1]	9,169,023	1,194,275
Fannie Mae REMICS, Series 2010-39, Class FE
(LIBOR USD 1-Month plus 0.77%)
2.99%	06/25/37	[1]	4,895,309	4,994,538
Fannie Mae REMICS, Series 2010-43, Class DP
5.00%	05/25/40		1,178,386	1,228,806
Fannie Mae REMICS, Series 2010-6, Class BF
(LIBOR USD 1-Month plus 0.76%)
2.98%	02/25/40	[1]	1,803,857	1,836,896
Fannie Mae REMICS, Series 2010-95, Class S (IO)
(-1.00 X LIBOR USD 1-Month plus 6.60%, 6.60% Cap)
4.38%	09/25/40	[1]	6,493,689	1,049,625
Fannie Mae REMICS, Series 2011-118, Class FB
(LIBOR USD 1-Month plus 0.45%)
2.67%	11/25/41	[1]	8,109,728	8,170,616
Fannie Mae REMICS, Series 2011-71, Class FB
(LIBOR USD 1-Month plus 0.50%)
2.72%	05/25/37	[1]	3,348,449	3,369,013
Fannie Mae REMICS, Series 2012-33, Class F
(LIBOR USD 1-Month plus 0.52%)
2.74%	04/25/42	[1]	6,562,409	6,629,840

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae REMICS, Series 2013-75, Class FC
(LIBOR USD 1-Month plus 0.25%)
2.47%	07/25/42	[1]	$6,056,984	$6,053,931
Fannie Mae REMICS, Series G92-10, Class Z
7.75%	01/25/22		410	427
Freddie Mac Gold Pool A45796
7.00%	01/01/33		5,942	6,422
Freddie Mac Gold Pool C46104
6.50%	09/01/29		7,856	8,697
Freddie Mac Gold Pool G13032
6.00%	09/01/22		540,991	557,192
Freddie Mac Gold Pool G13475
6.00%	01/01/24		70,290	72,509
Freddie Mac REMICS, Series 2174, Class PN
6.00%	07/15/29		533,792	566,802
Freddie Mac REMICS, Series 2454, Class FQ
(LIBOR USD 1-Month plus 1.00%)
3.16%	06/15/31	[1]	8,253	8,493
Freddie Mac REMICS, Series 2733, Class FB
(LIBOR USD 1-Month plus 0.60%)
2.76%	10/15/33	[1]	3,639,206	3,685,486
Freddie Mac REMICS, Series 3071, Class TF
(LIBOR USD 1-Month plus 0.30%)
2.46%	04/15/35	[1]	3,596,646	3,599,213
Freddie Mac REMICS, Series 3084, Class FN
(LIBOR USD 1-Month plus 0.50%)
2.66%	12/15/34	[1]	2,679,530	2,687,199
Freddie Mac REMICS, Series 3294, Class CB
5.50%	03/15/37		227,679	243,230
Freddie Mac REMICS, Series 3300, Class FA
(LIBOR USD 1-Month plus 0.30%)
2.46%	08/15/35	[1]	927,863	929,319
Freddie Mac REMICS, Series 3325, Class NF
(LIBOR USD 1-Month plus 0.30%)
2.46%	08/15/35	[1]	2,392,816	2,396,573
Freddie Mac REMICS, Series 3524, Class FC
(LIBOR USD 1-Month plus 0.94%)
3.10%	06/15/38	[1]	598,034	605,108

See accompanying notes to Schedule of Portfolio Investments.

85 / Semi-Annual Report September 2018

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac REMICS, Series 3531, Class FM
(LIBOR USD 1-Month plus 0.90%)
3.06%	05/15/39	[1]	$600,170	$613,138
Freddie Mac REMICS, Series 3672, Class A
6.00%	05/15/40		149,225	159,516
Freddie Mac REMICS, Series 3792, Class DF
(LIBOR USD 1-Month plus 0.40%)
2.56%	11/15/40	[1]	712,948	711,125
Freddie Mac REMICS, Series 3828, Class TF
(LIBOR USD 1-Month plus 0.40%)
2.56%	04/15/29	[1]	192,230	192,402
Freddie Mac REMICS, Series 4060, Class FJ
(LIBOR USD 1-Month plus 0.35%)
2.51%	02/15/41	[1]	6,780,083	6,783,127
Freddie Mac REMICS, Series 4109, Class KF
(LIBOR USD 1-Month plus 0.40%)
2.56%	05/15/32	[1]	1,844,087	1,848,934
Freddie Mac REMICS, Series 4235, Class FA
(LIBOR USD 1-Month plus 0.35%)
2.51%	01/15/34	[1]	2,615,112	2,620,663
Freddie Mac Strips, Series 240, Class F30
(LIBOR USD 1-Month plus 0.30%)
2.46%	07/15/36	[1]	2,704,807	2,708,188
Freddie Mac Strips, Series 263, Class F5
(LIBOR USD 1-Month plus 0.50%)
2.66%	06/15/42	[1]	3,925,330	3,968,052
Freddie Mac Strips, Series 319, Class F2
(LIBOR USD 1-Month plus 0.50%)
2.66%	11/15/43	[1]	17,567,683	17,707,790
Ginnie Mae I Pool 422972
6.50%	07/15/29		6,058	6,648
Ginnie Mae II Pool 1849
8.50%	08/20/24		326	331
Ginnie Mae II Pool 2020
8.50%	06/20/25		499	533
Ginnie Mae II Pool 2286
8.50%	09/20/26		1,249	1,353
Ginnie Mae II Pool 2487
8.50%	09/20/27		8,958	9,672
Ginnie Mae II Pool 80059
(US Treasury Yield Curve Rate T Note
Constant Maturity 1 Year plus 1.50%)
3.63%	04/20/27	[1]	17,854	18,365

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Ginnie Mae II Pool 80589
(US Treasury Yield Curve Rate T Note
Constant Maturity 1 Year plus 1.50%)
3.38%	03/20/32	[1]	$36,417	$36,324
Ginnie Mae II Pool 80610
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 1.50%)
3.63%	06/20/32	[1]	10,992	11,374
Ginnie Mae II Pool 80968
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 1.50%)
2.75%	07/20/34	[1]	363,887	373,832
Ginnie Mae II Pool 81201
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 2.00%)
3.88%	01/20/35	[1]	11,561	11,663
Ginnie Mae II Pool 8599
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 1.50%)
3.50%	02/20/25	[1]	14,699	14,953
Ginnie Mae, Series 2003-11, Class FK
(LIBOR USD 1-Month plus 0.30%)
2.46%	02/16/33	[1]	1,136,691	1,139,012
Ginnie Mae, Series 2004-5, Class PF
(LIBOR USD 1-Month plus 0.55%)
2.72%	02/20/33	[1]	119,238	119,578
Ginnie Mae, Series 2009-106, Class XI (IO)
(-1.00 X LIBOR USD 1-Month plus 6.80%, 6.80% Cap)
4.63%	05/20/37	[1]	5,533,880	686,131
Ginnie Mae, Series 2012-13, Class KF
(LIBOR USD 1-Month plus 0.30%)
2.47%	07/20/38	[1]	985,202	987,120
Ginnie Mae, Series 2013-53, Class AD
1.50%	12/20/26		2,962,815	2,829,905
NCUA Guaranteed Notes Trust, Series 2010-R1, Class 1A
(LIBOR USD 1-Month plus 0.45%)
2.57%	10/07/20	[1]	10,723,135	10,733,188
NCUA Guaranteed Notes Trust, Series 2010-R3, Class 1A
(LIBOR USD 1-Month plus 0.56%)
2.68%	12/08/20	[1]	7,863,941	7,886,980
NCUA Guaranteed Notes Trust, Series 2010-R3, Class 2A
(LIBOR USD 1-Month plus 0.56%)
2.68%	12/08/20	[1]	3,630,960	3,641,314
NCUA Guaranteed Notes Trust, Series 2011-R1, Class 1A
(LIBOR USD 1-Month plus 0.45%)
2.73%	01/08/20	[1]	3,009,635	3,014,254

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2018 / 86

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
NCUA Guaranteed Notes Trust, Series 2011-R3, Class 1A
(LIBOR USD 1-Month plus 0.40%)
2.54%	03/11/20	[1]	$1,657,197	$1,659,663

				196,801,410

Total Mortgage-Backed (Cost $670,672,941)				675,382,957

MUNICIPAL BONDS — 0.03%*
California — 0.03%
State of California, Taxable, Various Purpose
6.20%	03/01/19		600,000	608,640

Total Municipal Bonds (Cost $609,606)
U.S. TREASURY SECURITIES — 22.88%
U.S. Treasury Notes — 22.88%
U.S. Treasury Notes
2.63%	07/31/20		337,777,000	336,695,060
2.63%	07/15/21		59,180,000	58,776,605
2.75%	09/30/20		53,085,000	53,017,607
2.75%	09/15/21		94,070,000	93,720,912

Total U.S. Treasury Securities (Cost $543,435,791)				542,210,184

Total Bonds – 93.68% (Cost $2,218,135,791)				2,219,844,116

Issues		Shares	Value
COMMON STOCK — 0.04%
Electric — 0.04%
Homer City Holdings LLC[2,4,5,7]		106,501	$905,259

Total Common Stock
(Cost $6,078,660)

Purchased Swaptions – 0.00%
(Cost $939,000)			28,932

Issues	Maturity Date	Principal Amount/ Shares	Value
SHORT-TERM INVESTMENTS — 7.84%
Foreign Government Obligations — 2.77%
Japan Treasury Discount Bill, Series 774 (Japan)
0.00%[3,8]	11/05/18	$7,455,000,000	65,641,739

Money Market Funds — 3.32%
Fidelity Investments Money Market Funds - Government Portfolio
1.99%[9,10]		44	44
Morgan Stanley Institutional Liquidity Funds-Government Portfolio
2.04%[9]		78,638,000	78,638,000

			78,638,044

U.S. Treasury Bills — 1.75%
U.S. Treasury Bills
2.05%[8,11]	12/13/18	4,693,000	4,672,813
2.09%[8]	01/10/19	12,000,000	11,927,028
2.10%[8]	01/24/19	25,000,000	24,824,305

			41,424,146

Total Short-Term Investments
(Cost $187,392,233)			185,703,929

See accompanying notes to Schedule of Portfolio Investments.

87 / Semi-Annual Report September 2018

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Value
Total Investments Before Written
Swaptions – 101.56%
(Cost $2,412,545,684)	$2,406,482,236

Written Swaptions – 0.00%
(Cost $(540,000))	(11,109)

Liabilities in Excess of Other
Assets – (1.55)%	(36,842,684)

Net Assets – 100.00%	$2,369,628,443

[1]	Floating rate security. The rate disclosed was in effect at September 30, 2018.

[2]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[3]	U.S. dollar-denominated security issued by foreign-domiciled entity.

[4]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

[5]	Illiquid security as determined under procedures approved by the Board of Trustees. The aggregate value of illiquid securities is $5,371,027, which is 0.23% of total net assets.

[6]

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

[7]	Non-income producing security.

[8]	Represents annualized yield at date of purchase.

[9]	Represents the current yield as of September 30, 2018.

[10]

Securities, or a portion thereof, pledged as collateral for swaps and foreign currency exchange contracts. The total market value of collateral pledged for swaps is $44. The total market value of collateral pledged for foreign currency exchange contracts is $1,542,554.

[11]	Securities, or a portion thereof, pledged as collateral for futures. The total market value of collateral pledged is $4,672,679.

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(BKNT): Banker’s Note, Inc.

(CLO): Collateralized Loan Obligation

(GMTN): Global medium-term note

(IO): Interest only

(JPY): Japanese Yen

(LIBOR): London InterBank Offer Rate

(MTN): Medium-term note

(STEP): Step coupon bond

(USD): U.S. dollar

Currency to be Purchased	Currency to be Sold	Counterparty	Settlement Date	Unrealized Appreciation
FOREIGN CURRENCY EXCHANGE CONTRACT
USD 67,752,525	JPY 7,455,000,000	Goldman Sachs International	11/05/18	$1,933,865

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2018 / 88

Low Duration Bond Fund

Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
FUTURES CONTRACTS: LONG POSITIONS
U.S. Treasury Two Year Note	7,034	12/31/18	$1,482,305,594	$(4,542,920)	$(4,542,920)
U.S. Treasury Five Year Note	582	12/31/18	65,461,359	(517,053)	(517,053)

			1,547,766,953	(5,059,973)	(5,059,973)

FUTURES CONTRACTS: SHORT POSITIONS
Euro-Bobl Five Year German Bond	423	12/06/18	64,214,482	353,046	353,046

TOTAL FUTURES CONTRACTS			$1,611,981,435	$(4,706,927)	$(4,706,927)

			Received by the Fund		Paid by the Fund
Descriptions	Counterparty	Maturity Date	Rate	Frequency	Rate	Frequency	Notional Amount	Value	Premiums Paid	Unrealized (Depreciation)
PURCHASED SWAPTIONS
Option to enter into a 30-year Interest Rate Swap	Goldman Sachs International	12/24/23	3 month USD LIBOR	Quarterly	6.00%	Quarterly	$30,000,000	$28,932	$939,000	$(910,068)

			Received by the Fund		Paid by the Fund
Descriptions	Counterparty	Maturity Date	Rate	Frequency	Rate	Frequency	Notional Amount	Value	Premiums (Received)	Unrealized Appreciation
WRITTEN SWAPTIONS
Option to enter into a 30-year Interest Rate Swap	Goldman Sachs International	12/24/23	7.50%	Quarterly	3 month USD LIBOR	Quarterly	$30,000,000	$(11,109)	$(540,000)	$528,891

See accompanying notes to Schedule of Portfolio Investments.

89 / Semi-Annual Report September 2018

Strategic Income Fund

Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BONDS – 97.30%
ASSET-BACKED SECURITIES — 12.89%**
A Voce CLO Ltd., Series 2014-1A, Class A1R (Cayman Islands)
(LIBOR USD 3-Month plus 1.16%)
3.50%	07/15/26	[1,2,3]	$250,000	$250,025
Atrium XII, Series 12A, Class AR (Cayman Islands)
(LIBOR USD 3-Month plus 0.83%)
3.18%	04/22/27	[1,2,3]	165,000	164,383
Barings CLO Ltd., Series 2013-IA, Class AR (Cayman Islands)
(LIBOR USD 3-Month plus 0.80%)
3.15%	01/20/28	[1,2,3]	250,000	249,092
Barings CLO Ltd., Series 2018-3A, Class A1 (Cayman Islands)
(LIBOR USD 3-Month plus 0.95%)
3.02%	07/20/29	[1,2,3]	250,000	248,695
Bayview Commercial Asset Trust, Series 2004-3, Class A1
(LIBOR USD 1-Month plus 0.56%)
2.77%	01/25/35	[2,3]	193,316	191,240
BlueMountain CLO Ltd., Series 2014-2A, Class AR (Cayman Islands)
(LIBOR USD 3-Month plus 0.93%)
3.28%	07/20/26	[1,2,3]	250,000	250,029
Cedar Funding II CLO Ltd., Series 2013-1A, Class A1R (Cayman Islands)
(LIBOR USD 3-Month plus 1.23%)
3.56%	06/09/30	[1,2,3]	250,000	250,606
Crystal River CDO, Series 2005-1A, Class A (Cayman Islands)
(LIBOR USD 3-Month plus 0.36%)
2.68%	03/02/46	[1,2,3,4,5]	419,900	34,747
Dryden 30 Senior Loan Fund, Series 2013-30A, Class AR (Cayman Islands)
(LIBOR USD 3-Month plus 0.82%)
3.13%	11/15/28	[1,2,3]	250,000	248,889
Education Loan Asset-Backed Trust I, Series 2013-1, Class A2
(LIBOR USD 1-Month plus 0.80%)
3.02%	04/26/32	[2,3]	645,000	648,558
Flagship CLO VIII, Ltd., Series 2014-8A, Class ARR (Cayman Islands)
(LIBOR USD 3-Month plus 0.85%)
3.19%	01/16/26	[1,2,3]	110,000	109,866
Global SC Finance II SRL, Series 2014-1A, Class A2 (Barbados)
3.09%	07/17/29	[1,3]	177,917	172,453
Higher Education Funding I, Series 2014-1, Class A
(LIBOR USD 3-Month plus 1.05%)
3.36%	05/25/34	[2,3]	454,562	457,701

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
LCM XX LP, Series 20A, Class AR (Cayman Islands)
(LIBOR USD 3-Month plus 1.04%)
3.38%	10/20/27	[1,2,3],†	$200,000	$200,000
Magnetite VII CLO Ltd., Series 2012-7A, Class A1R2 (Cayman Islands)
(LIBOR USD 3-Month plus 0.80%)
3.14%	01/15/28	[1,2,3]	250,000	248,721
Nelnet Student Loan Trust, Series 2014-4A, Class A2
(LIBOR USD 1-Month plus 0.95%)
3.17%	11/25/48	[2,3]	500,000	503,842
Neuberger Berman CLO XVI-S Ltd., Series 2017-16SA, Class A (Cayman Islands)
(LIBOR USD 3-Month plus 0.85%)
3.19%	01/15/28	[1,2,3]	250,000	249,114
Octagon Investment Partners 25 Ltd., Series 2015-1A, Class AR (Cayman Islands)
(LIBOR USD 3-Month plus 0.80%)
3.15%	10/20/26	[1,2,3]	240,000	238,541
Panthera Aviation, Series 2013-1
10.00%	01/25/22	3,4,5,†	338,214	104,841
Scholar Funding Trust, Series 2012-B, Class A2
(LIBOR USD 1-Month plus 1.10%)
3.34%	03/28/46	[2,3]	815,922	823,018
SLC Student Loan Trust, Series 2004-1, Class B
(LIBOR USD 3-Month plus 0.29%)
2.60%	08/15/31	[2]	204,254	193,438
SLM Student Loan Trust, Series 2004-2, Class B
(LIBOR USD 3-Month plus 0.47%)
2.81%	07/25/39	[2]	383,723	367,565
SLM Student Loan Trust, Series 2004-3A, Class A6A
(LIBOR USD 3-Month plus 0.55%)
2.89%	10/25/64	[2,3]	270,000	271,609
SLM Student Loan Trust, Series 2005-9, Class B
(LIBOR USD 3-Month plus 0.30%)
2.64%	01/25/41	[2]	293,387	280,928
SLM Student Loan Trust, Series 2006-2, Class A6
(LIBOR USD 3-Month plus 0.17%)
2.51%	01/25/41	[2]	895,768	877,903
SLM Student Loan Trust, Series 2007-7, Class B
(LIBOR USD 3-Month plus 0.75%)
3.09%	10/27/70	[2]	215,000	204,216

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2018 / 90

Strategic Income Fund

Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Series 2008-1, Class A4
(LIBOR USD 3-Month plus 0.65%)
2.99%	01/25/22	[2]	$230,399	$228,865
SLM Student Loan Trust, Series 2008-2, Class B
(LIBOR USD 3-Month plus 1.20%)
3.54%	01/25/83	[2]	340,000	328,125
SLM Student Loan Trust, Series 2008-3, Class B
(LIBOR USD 3-Month plus 1.20%)
3.54%	04/26/83	[2]	340,000	333,487
SLM Student Loan Trust, Series 2008-4, Class B
(LIBOR USD 3-Month plus 1.85%)
4.19%	04/25/73	[2]	340,000	350,520
SLM Student Loan Trust, Series 2008-5, Class B
(LIBOR USD 3-Month plus 1.85%)
4.19%	07/25/73	[2]	235,000	241,254
SLM Student Loan Trust, Series 2008-6, Class B
(LIBOR USD 3-Month plus 1.85%)
4.19%	07/26/83	[2]	340,000	348,360
SLM Student Loan Trust, Series 2008-7, Class B
(LIBOR USD 3-Month plus 1.85%)
4.19%	07/26/83	[2]	340,000	346,964
SLM Student Loan Trust, Series 2008-8, Class B
(LIBOR USD 3-Month plus 2.25%)
4.59%	10/25/75	[2]	340,000	357,208
SLM Student Loan Trust, Series 2011-1, Class A2
(LIBOR USD 1-Month plus 1.15%)
3.37%	10/25/34	[2]	310,000	317,528
Structured Receivables Finance LLC, Series 2010-A, Class B
7.61%	01/16/46	[3],†	343,257	382,719
Structured Receivables Finance LLC, Series 2010-B, Class B
7.97%	08/15/36	[3]	349,442	390,864
Wachovia Student Loan Trust, Series 2006-1, Class A6
(LIBOR USD 3-Month plus 0.17%)
2.51%	04/25/40	[2,3]	300,000	294,036

Total Asset-Backed Securities (Cost $12,078,976)				11,759,950

Issues	Maturity Date		Principal Amount	Value
CORPORATES — 35.28%*
Automotive — 0.27%
General Motors Co.
3.50%	10/02/18		$250,000	$250,000

Banking — 6.28%
Bank of America Corp.
2.74%	01/23/22	[6]	485,000	477,122
3.00%	12/20/23	[6]	431,000	418,503
3.71%	04/24/28	[6]	525,000	504,978
Bank of America Corp. (MTN)
4.27%	07/23/29	[6]	80,000	79,871
Bank of New York Mellon Corp. (The) (MTN)
2.66%	05/16/23	[6]	250,000	242,056
Discover Bank
2.60%	11/13/18		250,000	249,992
Goldman Sachs Bank USA (BKNT)
3.20%	06/05/20		300,000	301,079
JPMorgan Chase & Co.
3.22%	03/01/25	[6]	420,000	406,428
3.90%	07/15/25		250,000	249,832
(LIBOR USD 3-Month plus 0.68%)
3.00%	06/01/21	[2]	200,000	201,238
JPMorgan Chase Bank N.A.
2.60%	02/01/21	[6]	485,000	481,466
JPMorgan Chase Bank N.A. (BKNT)
(LIBOR USD 3-Month plus 0.25%)
2.59%	02/13/20	[2]	385,000	385,229
Lloyds Banking Group PLC (United Kingdom)
2.91%	11/07/23	[1,6]	200,000	190,902
Santander UK Group Holdings PLC
(United Kingdom)
2.88%	08/05/21	[1]	165,000	160,713
3.37%	01/05/24	[1,6]	200,000	192,237
UBS AG (GMTN) (Switzerland)
2.38%	08/14/19	[1]	250,000	249,036
Wells Fargo & Co.
3.00%	04/22/26		145,000	134,629
Wells Fargo & Co. (MTN)
3.58%	05/22/28	[6]	575,000	550,713
Wells Fargo Bank N.A. (BKNT)
3.33%	07/23/21	[6]	250,000	249,773

				5,725,797

Communications — 2.86%
AT&T, Inc.
4.80%	06/15/44		350,000	322,107
5.25%	03/01/37		265,000	264,858
CBS Corp.
3.38%	02/15/28		150,000	137,721

See accompanying notes to Schedule of Portfolio Investments.

91 / Semi-Annual Report September 2018

Strategic Income Fund

Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Communications (continued)
CCO Holdings LLC/CCO Holdings Capital Corp.
5.00%	02/01/28	[3]	$54,000	$50,963
5.13%	05/01/27	[3]	46,000	43,642
Charter Communications Operating LLC/Charter Communications Operating Capital
6.48%	10/23/45		200,000	215,657
Clear Channel International BV (Netherlands)
8.75%	12/15/20	[1,3]	19,000	19,665
Comcast Corp.
2.35%	01/15/27		100,000	88,063
Discovery Communications LLC
2.80%	06/15/20	[3]	150,000	148,537
Intelsat Jackson Holdings SA (Luxembourg)
5.50%	08/01/23	[1]	16,000	14,780
8.50%	10/15/24	[1,3]	31,000	31,252
9.75%	07/15/25	[1,3]	40,000	42,450
Level 3 Financing, Inc.
5.13%	05/01/23		20,000	20,175
Sprint Capital Corp.
8.75%	03/15/32		27,000	30,443
Sprint Communications, Inc.
7.00%	03/01/20	[3]	30,000	31,200
9.00%	11/15/18	[3]	50,000	50,438
Sprint Spectrum Co. LLC/Sprint Spectrum
Co. II LLC/Sprint Spectrum Co. III LLC
3.36%	09/20/21	[3]	150,000	150,000
4.74%	03/20/25	[3]	200,000	200,410
T-Mobile USA, Inc.
4.50%	02/01/26		45,000	42,806
4.75%	02/01/28		45,000	42,302
Verizon Communications, Inc.
4.13%	08/15/46		240,000	215,475
4.86%	08/21/46		150,000	151,112
Vodafone Group PLC (United Kingdom)
4.38%	05/30/28	[1]	100,000	98,715
Warner Media LLC
3.88%	01/15/26		200,000	194,372

				2,607,143

Consumer Discretionary — 0.56%
Anheuser-Busch InBev Finance, Inc.
3.65%	02/01/26		200,000	194,583
Anheuser-Busch InBev Worldwide, Inc.
4.00%	04/13/28		145,000	143,203
Bacardi Ltd. (Bermuda)
5.30%	05/15/48	[1,3]	100,000	98,414

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Consumer Discretionary (continued)
Central Garden & Pet Co.
5.13%	02/01/28		$31,000	$29,605
6.13%	11/15/23		40,000	41,450

				507,255

Electric — 2.71%
Duke Energy Carolinas LLC
3.75%	06/01/45		355,000	328,679
Entergy Texas, Inc.
3.45%	12/01/27		250,000	238,101
NextEra Energy Capital Holdings, Inc.
(LIBOR USD 3-Month plus 0.48%)
2.82%	05/04/21	[2]	485,000	486,528
Pennsylvania Electric Co.
5.20%	04/01/20		400,000	408,615
Puget Energy, Inc.
6.00%	09/01/21		250,000	265,943
Southern Co. Gas Capital Corp.
3.25%	06/15/26		500,000	468,662
Southwestern Electric Power Co., Series K
2.75%	10/01/26		300,000	274,732

				2,471,260

Energy — 2.36%
CrownRock LP/CrownRock Finance, Inc.
5.63%	10/15/25	[3]	10,000	9,751
Diamondback Energy, Inc.
4.75%	11/01/24		15,000	15,095
Energy Transfer Partners LP
6.00%	06/15/48		100,000	106,999
EQT Midstream Partners LP
4.13%	12/01/26		350,000	330,093
Florida Gas Transmission Co. LLC
7.90%	05/15/19	[3]	200,000	205,849
Gulfport Energy Corp.
6.38%	05/15/25		13,000	12,789
Kinder Morgan, Inc.
4.30%	03/01/28		175,000	173,389
5.63%	11/15/23	[3]	200,000	213,719
Matador Resources Co.
5.88%	09/15/26	[3]	15,000	15,225
NiSource, Inc.
2.65%	11/17/22		150,000	142,928
Parsley Energy LLC/Parsley Finance Corp.
5.25%	08/15/25	[3]	10,000	10,000
5.38%	01/15/25	[3]	35,000	35,263
Plains All American Pipeline LP/PAA
Finance Corp.
4.65%	10/15/25		125,000	126,785

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2018 / 92

Strategic Income Fund

Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Energy (continued)
Rockies Express Pipeline LLC
5.63%	04/15/20	[3]	$142,000	$146,615
Ruby Pipeline LLC
6.00%	04/01/22	[3]	178,788	183,671
Sunoco Logistics Partners Operations LP
5.40%	10/01/47		100,000	98,480
Texas Eastern Transmission LP
2.80%	10/15/22	[3]	150,000	144,084
Transocean Guardian Ltd. (Cayman Islands)
5.88%	01/15/24	[1,3]	22,000	22,275
Transocean Pontus Ltd. (Cayman Islands)
6.13%	08/01/25	[1,3]	20,000	20,375
Transocean Proteus Ltd. (Cayman Islands)
6.25%	12/01/24	[1,3]	16,150	16,493
Williams Cos., Inc. (The)
3.70%	01/15/23		110,000	109,005
WPX Energy, Inc.
5.75%	06/01/26		10,000	10,163

				2,149,046

Finance — 4.13%
Air Lease Corp.
3.38%	01/15/19		250,000	250,263
Citibank N.A. (BKNT)
3.05%	05/01/20		565,000	564,826
3.40%	07/23/21		250,000	250,056
Citigroup, Inc.
3.67%	07/24/28	[6]	405,000	385,970
Ford Motor Credit Co. LLC
3.16%	08/04/20		275,000	272,369
3.20%	01/15/21		175,000	172,328
8.13%	01/15/20		300,000	317,081
(LIBOR USD 3-Month plus 1.27%)
3.66%	03/28/22	[2]	115,000	114,905
General Motors Financial Co., Inc.
3.55%	04/09/21		95,000	94,991
Goldman Sachs Group, Inc. (The)
3.69%	06/05/28	[6]	200,000	190,385
3.81%	04/23/29	[6]	145,000	138,481
Morgan Stanley
(LIBOR USD 3-Month plus 0.93%)
3.28%	07/22/22	[2]	500,000	504,500
Morgan Stanley (GMTN)
7.30%	05/13/19		500,000	513,390

				3,769,545

Food — 1.10%
Campbell Soup Co. (LIBOR USD 3-Month plus 0.50%)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Food (continued)
2.83%	03/16/20	[2]	$140,000	$139,863
Chobani LLC/Chobani Finance Corp., Inc.
7.50%	04/15/25	[3]	22,000	20,075
General Mills, Inc.
4.20%	04/17/28		145,000	143,059
Kraft Heinz Foods Co.
3.00%	06/01/26		200,000	182,868
4.63%	01/30/29		190,000	190,070
Mondelez International Holdings Netherlands BV (Netherlands)
1.63%	10/28/19	[1,3]	300,000	295,715
Post Holdings, Inc.
5.75%	03/01/27	[3]	30,000	29,513

				1,001,163

Gaming — 0.30%
GLP Capital LP/GLP Financing II, Inc.
5.30%	01/15/29		65,000	65,513
5.38%	04/15/26		205,000	208,692

				274,205

Health Care — 5.65%
Abbott Laboratories
3.75%	11/30/26		205,000	204,270
AbbVie, Inc.
3.60%	05/14/25		100,000	96,928
4.50%	05/14/35		50,000	48,163
Allergan Funding SCS (Luxembourg)
3.80%	03/15/25	[1]	150,000	147,094
Amgen, Inc.
4.40%	05/01/45		200,000	194,353
Anthem, Inc.
2.25%	08/15/19		200,000	198,954
3.65%	12/01/27		145,000	138,229
Bausch Health Cos., Inc.
9.25%	04/01/26	[3]	16,000	17,340
Bausch Health Cos., Inc. (Canada)
5.50%	11/01/25	[1,3]	49,000	49,184
6.13%	04/15/25	[1,3]	57,000	54,435
Bayer U.S. Finance II LLC
4.38%	12/15/28	[3]	200,000	196,271
Bayer U.S. Finance LLC
2.38%	10/08/19	[3]	200,000	197,893
Becton Dickinson and Co.
(LIBOR USD 3-Month plus 0.88%)
3.26%	12/29/20	[2]	250,000	250,386
Boston Scientific Corp.
6.00%	01/15/20		200,000	207,046

See accompanying notes to Schedule of Portfolio Investments.

93 / Semi-Annual Report September 2018

Strategic Income Fund

Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Health Care (continued)
Catalent Pharma Solutions, Inc.
4.88%	01/15/26	[3]	$30,000	$29,025
Celgene Corp.
5.00%	08/15/45		320,000	317,498
Centene Corp.
4.75%	05/15/22		24,000	24,390
4.75%	01/15/25		13,000	13,000
CHS/Community Health Systems, Inc.
8.63%	01/15/24	[3]	14,000	14,595
CVS Health Corp.
5.05%	03/25/48		240,000	246,424
Fresenius Medical Care U.S. Finance II, Inc.
4.13%	10/15/20	[3]	400,000	404,653
5.63%	07/31/19	[3]	300,000	305,993
Fresenius US Finance II, Inc.
4.25%	02/01/21	[3]	150,000	151,207
Gilead Sciences, Inc.
4.15%	03/01/47		205,000	194,692
Halfmoon Parent, Inc.
4.13%	11/15/25	[3]	375,000	374,504
HCA, Inc.
4.75%	05/01/23		30,000	30,600
5.00%	03/15/24		80,000	82,200
5.25%	04/15/25		23,000	23,776
6.50%	02/15/20		54,000	56,322
Humana, Inc.
2.90%	12/15/22		195,000	189,127
Molina Healthcare, Inc.
5.38%	11/15/22		33,000	33,743
Shire Acquisitions Investments Ireland DAC (Ireland)
1.90%	09/23/19	[1]	300,000	296,863
Teleflex, Inc.
4.63%	11/15/27		10,000	9,525
Tenet Healthcare Corp.
4.63%	07/15/24		46,000	44,850
4.75%	06/01/20		10,000	10,113
Teva Pharmaceutical Finance Netherlands III BV (Netherlands)
1.70%	07/19/19	[1]	63,000	62,055
Universal Health Services, Inc.
3.75%	08/01/19	[3]	200,000	200,125
WellCare Health Plans, Inc.
5.25%	04/01/25		42,000	42,788

				5,158,614

Industrials — 1.49%
Amcor Finance USA, Inc.
4.50%	05/15/28	[3]	145,000	144,149

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Industrials (continued)
BAE Systems Holdings, Inc.
2.85%	12/15/20	[3]	$200,000	$197,439
Ball Corp.
4.00%	11/15/23		30,000	29,400
Berry Global, Inc.
4.50%	02/15/26	[3]	58,000	55,245
5.13%	07/15/23		6,000	6,067
Crown Americas LLC/Crown Americas
Capital Corp. V
4.25%	09/30/26		21,000	19,267
General Electric Co. (MTN)
(LIBOR USD 3-Month plus 0.48%)
2.79%	08/15/36	[2]	500,000	416,785
Graphic Packaging International LLC
4.88%	11/15/22		55,000	55,413
Itron, Inc.
5.00%	01/15/26	[3]	30,000	28,875
L3 Technologies, Inc.
4.40%	06/15/28		145,000	144,740
Multi-Color Corp.
4.88%	11/01/25	[3]	50,000	46,875
Northrop Grumman Corp.
3.20%	02/01/27		150,000	141,710
OI European Group BV (Netherlands)
4.00%	03/15/23	[1,3]	20,000	19,050
Silgan Holdings, Inc.
4.75%	03/15/25		60,000	57,825

				1,362,840

Information Technology — 0.55%
Broadcom Corp./Broadcom Cayman Finance
Ltd.
2.38%	01/15/20		200,000	197,714
Change Healthcare Holdings LLC/Change
Healthcare Finance, Inc.
5.75%	03/01/25	[3]	28,000	27,860
Dell International LLC/EMC Corp.
3.48%	06/01/19	[3]	250,000	250,673
MSCI, Inc.
4.75%	08/01/26	[3]	22,000	21,890

				498,137

Insurance — 0.96%
Farmers Exchange Capital II
6.15%	11/01/53	[3,6]	450,000	477,806
Nationwide Mutual Insurance Co.
4.62%	12/15/24	[3,6]	400,000	401,500

				879,306

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2018 / 94

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Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Materials — 0.30%
Dow Chemical Co. (The)
8.55%	05/15/19		$225,000	$232,711
Valvoline, Inc.
5.50%	07/15/24		40,000	40,252

				272,963

Real Estate Investment Trust (REIT) — 3.12%
Alexandria Real Estate Equities, Inc.
3.45%	04/30/25		200,000	192,225
American Campus Communities Operating Partnership LP
3.35%	10/01/20		125,000	124,408
American Tower Corp.
3.00%	06/15/23		150,000	144,566
CC Holdings GS V LLC/Crown Castle
GS III Corp.
3.85%	04/15/23		200,000	198,883
Digital Realty Trust LP
5.88%	02/01/20		145,000	148,750
Greystar Student Housing Growth & Income OP LP
4.60%	12/01/24		300,000	309,075
HCP, Inc.
3.88%	08/15/24		325,000	317,980
SBA Communications Corp.
4.00%	10/01/22		78,000	76,537
SL Green Realty Corp.
4.50%	12/01/22		200,000	202,405
Ventas Realty LP
4.40%	01/15/29		250,000	249,129
VEREIT Operating Partnership LP
3.00%	02/06/19		240,000	239,916
WEA Finance LLC/Westfield UK & Europe Finance PLC
2.70%	09/17/19	[3]	250,000	249,333
Welltower, Inc.
3.75%	03/15/23		400,000	397,578

				2,850,785

Retail — 1.04%
BC ULC/New Red Finance, Inc. (Canada)
4.25%	05/15/24	[1,3]	20,000	19,000
Cumberland Farms, Inc.
6.75%	05/01/25	[3]	25,000	25,734
Dollar Tree, Inc.
(LIBOR USD 3-Month plus 0.70%)
3.04%	04/17/20	[2]	250,000	250,401
Rite Aid Corp.
6.13%	04/01/23	[3]	49,000	44,161

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Retail (continued)
Walgreens Boots Alliance, Inc.
3.80%	11/18/24		$400,000	$395,367
Walmart, Inc.
3.55%	06/26/25		215,000	216,259

				950,922

Services — 0.24%
IHS Markit Ltd. (Bermuda)
4.00%	03/01/26	[1,3]	7,000	6,716
4.75%	08/01/28	[1]	35,000	35,160
5.00%	11/01/22	[1,3]	170,000	175,882

				217,758

Transportation — 1.36%
Avolon Holdings Funding Ltd. (Cayman
Islands)
5.13%	10/01/23	[1,3]	56,000	56,744
Continental Airlines Pass-Through Trust,
Series 2007-1, Class B
6.90%	04/19/22		713,358	733,903
Delta Air Lines Pass-Through Trust,
Series 2002-1, Class G1
6.72%	01/02/23		331,527	351,792
Union Pacific Corp.
3.95%	09/10/28		100,000	100,691

				1,243,130

Total Corporates (Cost $32,555,538)				32,189,869

MORTGAGE-BACKED — 48.17%**
Non-Agency Commercial
Mortgage-Backed — 7.09%
Banc of America Commercial Mortgage
Trust, Series 2007-5, Class AJ
6.23%	02/10/51	[6]	179,499	184,008
Banc of America Merrill Lynch Commercial
Mortgage Trust, Series 2018-PARK, Class A
4.09%	08/10/38	[3,6]	140,000	143,016
Banc of America Merrill Lynch Trust, Series 2011-FSHN, Class A
4.42%	07/11/33	[3]	100,000	102,753
CGRBS Commercial Mortgage Trust,
Series 2013-VN05, Class A
3.37%	03/13/35	[3]	80,000	79,440
Citigroup Commercial Mortgage Trust,
Series 2012-GC8, Class XA (IO)
1.97%	09/10/45	[3,6]	1,654,661	89,045
COBALT CMBS Commercial Mortgage Trust,
Series 2007-C2, Class X (IO)
0.29%	04/15/47	[3,6]	10,122,916	20,195

See accompanying notes to Schedule of Portfolio Investments.

95 / Semi-Annual Report September 2018

Strategic Income Fund

Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Commercial Mortgage-Backed (continued)
Commercial Mortgage Trust, Series 2006-GG7, Class AM
5.93%	07/10/38	[6]	$266,822	$269,720
Commercial Mortgage Trust, Series 2013-CR12, Class XA (IO)
1.39%	10/10/46	[6]	2,009,651	91,233
Commercial Mortgage Trust, Series 2014-UBS5, Class XA (IO)
1.17%	09/10/47	[4,5,6]	2,786,953	97,581
Commercial Mortgage Trust, Series 2015-CR26, Class XA (IO)
1.17%	10/10/48	[4,5,6]	3,517,430	177,585
Commercial Mortgage Trust, Series 2018-HOME, Class A
3.82%	04/10/33	[3,6]	190,000	188,630
Credit Suisse Commercial Mortgage Trust, Series 2007-C2, Class AJ
5.75%	01/15/49	[6]	209,622	211,827
Four Times Square Trust Commercial Mortgage Pass-Through Certificates, Series 2006-4TS, Class A
5.40%	12/13/28	[3]	91,056	94,669
GS Mortgage Securities Trust, Series 2012-GC6, Class XB (IO)
0.26%	01/10/45	[3,6]	5,749,132	40,538
GS Mortgage Securities Trust, Series 2012-SHOP, Class A
2.93%	06/05/31	[3]	110,000	110,068
GS Mortgage Securities Trust, Series 2013-GC12, Class XA (IO)
1.58%	06/10/46	[6]	7,720,556	384,369
GS Mortgage Securities Trust, Series 2017-GPTX, Class XCP (IO)
0.91%	05/10/34	[3,6]	5,000,000	64,085
Irvine Core Office Trust, Series 2013-IRV, Class A1
2.07%	05/15/48	[3]	75,429	73,294
JPMBB Commercial Mortgage Securities Trust, Series 2013-C15, Class XA (IO)
1.33%	11/15/45	[6]	3,637,775	139,624
JPMBB Commercial Mortgage Securities Trust, Series 2014-C21, Class ASB
3.43%	08/15/47		680,000	682,652
JPMBB Commercial Mortgage Securities Trust, Series 2014-C24, Class XA (IO)
1.12%	11/15/47	[6]	3,108,692	116,306
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2005-CIBC12, Class AJ
4.99%	09/12/37	[6]	227,710	231,094

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Commercial Mortgage-Backed (continued)
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2005-CIBC13, Class AJ
5.77%	01/12/43	[6]	$261,858	$266,056
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2010-CNTR, Class A2
4.31%	08/05/32	[3]	78,221	79,799
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C13, Class XA (IO)
0.31%	01/15/46	[6]	9,102,327	48,774
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-LC11, Class XA (IO)
1.41%	04/15/46	[6]	1,616,813	74,630
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2018-BCON, Class A
3.73%	01/05/31	[3]	95,000	95,839
Morgan Stanley Capital I Trust, Series 2011-C1, Class A4
5.03%	09/15/47	[3,6]	393,191	404,763
Morgan Stanley Capital I Trust, Series 2011-C3, Class A3
4.05%	07/15/49		439,819	442,679
OBP Depositor LLC Trust, Series 2010-OBP, Class A
4.65%	07/15/45	[3]	210,000	214,167
SFAVE Commercial Mortgage Securities Trust, Series 2015-5AVE, Class A2A
3.66%	01/05/43	[3,6]	120,000	112,113
UBS Commercial Mortgage Trust, Series 2012-C1, Class XA (IO)
2.26%	05/10/45	[3,6]	1,841,458	110,432
UBS Commercial Mortgage Trust, Series 2018-C12, Class A1
3.29%	08/15/51		484,592	484,757
VNDO Mortgage Trust, Series 2013-PENN, Class A
3.81%	12/13/29	[3]	102,500	103,473
Wachovia Bank Commercial Mortgage Trust, Series 2007-C30, Class AJ
5.41%	12/15/43	[6]	131,622	132,647
WF-RBS Commercial Mortgage Trust, Series 2011-C5, Class XA (IO)
1.90%	11/15/44	[3,6]	3,614,575	150,240
WF-RBS Commercial Mortgage Trust, Series 2012-C9, Class XA (IO)
2.05%	11/15/45	[3,6]	1,111,735	69,811

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2018 / 96

Strategic Income Fund

Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Commercial Mortgage-Backed (continued)
WF-RBS Commercial Mortgage Trust, Series 2013-C14, Class XA (IO)
0.87%	06/15/46	[6]	$3,147,268	$88,328

				6,470,240

Non-Agency Mortgage-Backed — 28.12%
ACE Securities Corp. Home Equity Loan Trust, Series 2006-HE3, Class A2C
(LIBOR USD 1-Month plus 0.15%)
2.37%	06/25/36	[2]	1,498,198	1,220,147
Banc of America Alternative Loan Trust, Series 2005-2, Class 4A1
5.50%	03/25/20		74,072	72,479
Banc of America Funding Trust, Series 2006-3, Class 5A3
5.50%	03/25/36		384,430	367,236
BCAP LLC Trust, Series 2011-RR3, Class 5A3
3.92%	11/27/37	[3,6]	415,452	415,850
Bear Stearns ALT-A Trust, Series 2005-1, Class A1
(LIBOR USD 1-Month plus 0.56%)
2.78%	01/25/35	[2]	169,245	168,813
Chase Mortgage Finance Trust, Series 2007-A1, Class 8A1
4.14%	02/25/37	[6]	123,506	127,011
Citigroup Mortgage Loan Trust, Series 2005-OPT3, Class M2
(LIBOR USD 1-Month plus 0.68%)
2.89%	05/25/35	[2]	13,968	13,984
Conseco Finance Corp., Series 1996-7, Class M1
7.70%	09/15/26	[6]	300,117	322,812
Conseco Finance Corp., Series 1998-3, Class A6
6.76%	03/01/30	[6]	224,005	235,409
Conseco Finance Corp., Series 1998-4, Class A6
6.53%	04/01/30	[6]	301,992	318,603
Conseco Finance Corp., Series 1998-4, Class A7
6.87%	04/01/30	[6]	149,537	158,673
Conseco Finance Corp., Series 1999-5, Class A5
7.86%	03/01/30	[6]	82,463	60,928
Conseco Finance Home Equity Loan Trust, Series 2002-C, Class BF1
8.00%	06/15/32	[6]	454,412	465,182
Conseco Finance Home Equity Loan Trust, Series 2002-C, Class BF2
8.00%	06/15/32	[3,6]	478,526	498,200

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Conseco Finance Securitizations Corp., Series 2001-4, Class A4
7.36%	08/01/32	[6]	$105,236	$107,983
Credit Suisse Mortgage Capital, Series 2014-4R, Class 16A1
(LIBOR USD 1-Month plus 0.20%)
2.26%	02/27/36	[2,3]	113,347	113,261
Credit-Based Asset Servicing and Securitization LLC, Mortgage Loan Trust, Series 2007-CB2, Class A2B (STEP-reset date 11/25/18)
4.10%	02/25/37		1,122,944	893,092
Credit-Based Asset Servicing and Securitization LLC, Mortgage Loan Trust, Series 2007-CB2, Class A2C (STEP-reset date 11/25/18)
4.10%	02/25/37		370,804	294,873
Credit-Based Asset Servicing and Securitization LLC, Mortgage Loan Trust, Series 2007-CB3, Class A3 (STEP-reset date 11/25/18)
3.85%	03/25/37		1,084,609	648,207
First Franklin Mortgage Loan Trust, Series 2006-FF18, Class A2B
(LIBOR USD 1-Month plus 0.11%)
2.33%	12/25/37	[2]	689,451	601,961
First Franklin Mortgage Loan Trust, Series 2007-FF2, Class A2B
(LIBOR USD 1-Month plus 0.10%)
2.32%	03/25/37	[2]	848,898	554,136
GMACM Mortgage Corp. Loan Trust, Series 2006-AR1, Class 1A1
3.80%	04/19/36	[6]	402,228	377,218
GreenPoint Mortgage Funding Trust, Series 2006-AR8, Class 1A2A7
0.00%	4,8,†		2,140,000	—
GSR Mortgage Loan Trust, Series 2007-AR2, Class 5A1A
3.96%	05/25/37	[6]	566,551	511,781
HSI Asset Loan Obligation Trust, Series 2007-2, Class 2A12
6.00%	09/25/37		371,582	337,635
Impac CMB Trust, Series 2004-4, Class 1A2
(LIBOR USD 1-Month plus 0.62%)
2.84%	09/25/34	[2]	331,842	331,948
IndyMac Index Mortgage Loan Trust, Series 2005-AR25, Class 2A1
3.70%	12/25/35	[6]	447,770	430,449
IndyMac Index Mortgage Loan Trust, Series 2007-FLX2, Class A1C
(LIBOR USD 1-Month plus 0.19%)
2.41%	04/25/37	[2]	1,636,563	1,545,484

See accompanying notes to Schedule of Portfolio Investments.

97 / Semi-Annual Report September 2018

Strategic Income Fund

Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
IndyMac Manufactured Housing Contract Pass-Through Certificates, Series 1997-1, Class A3
6.61%	02/25/28		$207,996	$210,040
IndyMac Manufactured Housing Contract Pass-Through Certificates, Series 1997-1, Class A4
6.75%	02/25/28		87,560	88,596
IndyMac Manufactured Housing Contract Pass-Through Certificates, Series 1998-1, Class A4
6.49%	09/25/28		97,004	103,234
IndyMac Manufactured Housing Contract Pass-Through Certificates, Series 1998-1, Class A5
6.96%	09/25/28	[6]	233,813	246,643
JPMorgan Mortgage Acquisition Trust, Series 2007-HE1, Class AF6 (STEP-reset date 11/25/18)
4.26%	03/25/47		884,155	623,235
JPMorgan Mortgage Trust, Series 2006-S2, Class 2A2
5.88%	06/25/21		180,703	172,522
JPMorgan Mortgage Trust, Series 2007-S1, Class 1A2
5.50%	03/25/22		93,334	103,845
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class A6
6.47%	04/15/40	[6]	53,328	53,918
Lehman XS Trust, Series 2006-13, Class 1A2
(LIBOR USD 1-Month plus 0.17%)
2.39%	09/25/36	[2]	222,965	218,961
Lehman XS Trust, Series 2006-9, Class A1B
(LIBOR USD 1-Month plus 0.16%)
2.38%	05/25/46	[2]	183,028	238,543
MASTR Asset-Backed Securities Trust, Series 2007-HE1, Class A4
(LIBOR USD 1-Month plus 0.28%)
2.50%	05/25/37	[2]	1,810,500	1,322,013
Merrill Lynch Alternative Note Asset Trust, Series 2007-A3, Class A2D
(LIBOR USD 1-Month plus 0.33%)
2.55%	04/25/37	[2,4,5]	1,696,107	177,297
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-FF1, Class A2D
(LIBOR USD 1-Month plus 0.22%)
2.44%	01/25/38	[2]	2,312,108	1,750,994
Merrill Lynch Mortgage Investors Trust, Series 2004-HE2, Class A2C
(LIBOR USD 1-Month plus 1.16%)
3.38%	08/25/35	[2]	709,726	700,981

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Mid-State Capital Corp., Series 2004-1, Class B
8.90%	08/15/37		$646,751	$732,825
Mid-State Capital Corp., Series 2004-1, Class M1
6.50%	08/15/37		447,298	475,188
Mid-State Capital Corp., Series 2005-1, Class A
5.75%	01/15/40		184,826	200,392
Mid-State Trust XI, Series 2011, Class B
8.22%	07/15/38		9,978	11,433
Morgan Stanley Mortgage Loan Trust, Series 2004-7AR, Class 2A4
3.94%	09/25/34	[6]	325,352	330,718
Morgan Stanley Mortgage Loan Trust, Series 2006-7, Class 5A2
5.96%	06/25/36	[6]	2,514,764	1,130,824
Oakwood Mortgage Investors, Inc., Series 1998-A, Class M
6.83%	05/15/28	[6]	231,706	241,164
Oakwood Mortgage Investors, Inc., Series 1999-B, Class A4
6.99%	12/15/26		357,840	372,586
Oakwood Mortgage Investors, Inc., Series 2001-D, Class A3
5.90%	09/15/22	[6]	882,067	715,730
Oakwood Mortgage Investors, Inc., Series 2002-A, Class A3
6.03%	05/15/24	[6]	357,965	372,136
Residential Accredit Loans Trust, Series 2005-QA3, Class NB1
4.14%	03/25/35	[6]	439,583	313,854
SG Mortgage Securities Trust, Series 2007-NC1, Class A2
(LIBOR USD 1-Month plus 0.24%)
2.46%	12/25/36	[2,3]	1,551,134	1,086,659
Specialty Underwriting & Residential Finance Trust, Series 2006-AB3, Class A2B
(LIBOR USD 1-Month plus 0.15%)
2.37%	09/25/37	[2]	587,622	363,598
STRU TCW-1149 Coll
3.82%	11/01/30		250,000	252,124
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-12, Class 2A
4.24%	09/25/34	[6]	435,780	432,033
Terwin Mortgage Trust, Series 2004-7HE, Class A1
(LIBOR USD 1-Month plus 0.55%)
2.77%	07/25/34	[2,3]	98,925	96,228
WaMu Mortgage Pass-Through Certificates, Series 2005-AR8, Class 2A1A
(LIBOR USD 1-Month plus 0.58%)

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2018 / 98

Strategic Income Fund

Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
2.80%	07/25/45	[2]	$90,851	$92,541
Wells Fargo Home Equity Asset-Backed Securities, Series 2007-1, Class A3
(LIBOR USD 1-Month plus 0.32%)
2.54%	03/25/37	[2]	1,500,000	1,232,776

				25,656,986

U.S. Agency Commercial Mortgage-Backed — 7.07%
Fannie Mae-Aces, Series 2011-M5, Class X (IO)
1.12%	07/25/21	[6]	4,567,504	120,519
Fannie Mae-Aces, Series 2012-M14, Class X2 (IO)
0.56%	09/25/22	[6]	5,415,314	76,938
Fannie Mae-Aces, Series 2012-M2, Class X (IO)
0.78%	02/25/22	[6]	3,210,781	57,564
Fannie Mae-Aces, Series 2016-M11, Class AL
2.94%	07/25/39		366,359	350,391
Fannie Mae-Aces, Series 2016-M11, Class X2 (IO)
2.73%	07/25/39	[6]	2,098,239	102,228
Fannie Mae-Aces, Series 2016-M13, Class FA (IO)
(LIBOR USD 1-Month plus 0.67%)
2.74%	11/25/23	[2]	401,002	404,155
Fannie Mae-Aces, Series 2016-M4, Class X2 (IO)
2.69%	01/25/39	[6]	683,418	56,966
Freddie Mac Multifamily Structured Pass Through Certificates, Series K157, Class A3
3.99%	08/25/33	[6]	250,000	253,877
Freddie Mac Multifamily Structured Pass Through Certificates, Series KC02, Class A1
3.25%	02/25/25		460,000	458,868
Freddie Mac Multifamily Structured Pass Through Certificates, Series Q007, Class APT1
3.00%	10/25/47	[6]	350,000	349,447
Freddie Mac Multifamily Structured Pass Through Certificates, Series Q007, Class APT2
3.33%	10/25/47	[6]	450,000	450,438
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K021, Class X3 (IO)
2.04%	07/25/40	[6]	850,000	59,134

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Commercial Mortgage-Backed (continued)
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K022, Class X3 (IO)
1.87%	08/25/40	[6]	$850,000	$55,135
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K712, Class X1 (IO)
1.44%	11/25/19	[6]	5,601,468	58,451
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K714, Class X1 (IO)
0.89%	10/25/20	[6]	10,807,398	117,781
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KAIV, Class X2 (IO)
3.61%	06/25/41	[6]	1,220,000	107,293
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KF15, Class A
(LIBOR USD 1-Month plus 0.67%)
2.78%	02/25/23	[2]	401,558	403,055
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KF17, Class A
(LIBOR USD 1-Month plus 0.55%)
2.66%	03/25/23	[2]	420,040	421,689
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KJ02, Class A2
2.60%	09/25/20		223,351	221,814
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KJ03, Class A1
1.67%	01/25/21		336,853	327,746
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KP01, Class X (IO)
3.94%	01/25/19	[6]	135,109	41
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KS07, Class X (IO)
0.78%	09/25/25	[6]	6,000,000	250,802
Freddie Mac Multifamily Structured Pass-Through Certificates, Series Q004, Class A2H
2.78%	01/25/21	[6]	562,319	562,039
Freddie Mac Multifamily Structured Pass-Through Certificates, Series Q006, Class APT1
2.53%	07/25/26	[6]	524,099	531,085
Ginnie Mae, Series 2008-92, Class E
5.56%	03/16/44	[6]	199,640	201,794
Ginnie Mae, Series 2009-114, Class IO (IO)
0.00%	10/16/49	[6]	7,625,490	24,912

See accompanying notes to Schedule of Portfolio Investments.

99 / Semi-Annual Report September 2018

Strategic Income Fund

Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Commercial Mortgage-Backed (continued)
Ginnie Mae, Series 2014-103, Class IO (IO)
0.62%	05/16/55	[6]	$2,606,046	$90,780
Ginnie Mae, Series 2014-125, Class IO (IO)
0.97%	11/16/54	[6]	2,461,265	157,884
Ginnie Mae, Series 2014-88, Class IE (IO)
0.33%	03/16/55	[6]	3,741,021	93,789
Ginnie Mae, Series 2015-47, Class IO (IO)
0.82%	10/16/56	[6]	1,423,561	78,827

				6,445,442

U.S. Agency Mortgage-Backed — 5.89%
Fannie Mae Pool 463408
5.25%	08/01/24		262,809	284,852
Fannie Mae Pool 466411
3.31%	11/01/20		340,000	342,475
Fannie Mae Pool 874941
6.32%	11/01/37		503,149	546,293
Fannie Mae Pool AL2293
4.38%	06/01/21		417,955	428,985
Fannie Mae Pool AN6168
3.13%	07/01/32		200,000	185,997
Fannie Mae Pool AN9163
3.49%	05/01/30		350,000	343,766
Fannie Mae Pool AN9420
3.77%	07/01/43		249,117	247,687
Fannie Mae Pool AN9619
3.77%	06/01/33		285,000	283,435
Fannie Mae Pool FN0003
4.28%	01/01/21		320,958	328,480
Fannie Mae REMICS, Series 1993-80, Class S
(-1.22 X LIBOR USD 1-Month plus 10.87%, 10.87% Cap)
8.17%	05/25/23	[2]	1,814	1,964
Fannie Mae REMICS, Series 2000-45, Class SA (IO)
(-1.00 X LIBOR USD 1-Month plus 7.95%, 7.95% Cap)
5.79%	12/18/30	[2]	261,329	26,473
Fannie Mae REMICS, Series 2001-42, Class SB
(-16.00 X LIBOR USD 1-Month plus 128.00%, 8.50% Cap)
8.50%	09/25/31	[2]	617	708
Fannie Mae REMICS, Series 2003-124, Class TS
(-14.00 X LIBOR USD 1-Month plus 100.80%, 9.80% Cap)
9.80%	01/25/34	[2]	6,609	7,539
Fannie Mae REMICS, Series 2005-92, Class US (IO)
(-1.00 X LIBOR USD 1-Month plus 6.10%, 6.10% Cap)
3.88%	10/25/25	[2]	1,288,444	91,240

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae REMICS, Series 2006-125, Class SM (IO)
(-1.00 X LIBOR USD 1-Month plus 7.20%, 7.20% Cap)
4.98%	01/25/37	[2]	$1,171,857	$195,524
Fannie Mae REMICS, Series 2008-50, Class SA (IO)
(-1.00 X LIBOR USD 1-Month plus 6.05%, 6.05% Cap)
3.83%	11/25/36	[2]	1,419,350	183,624
Fannie Mae REMICS, Series 2010-43, Class KS (IO)
(-1.00 X LIBOR USD 1-Month plus 6.42%, 6.42% Cap)
4.20%	05/25/40	[2]	1,213,014	171,516
Freddie Mac Gold Pool WA3303
3.83%	05/01/35		450,000	442,254
Freddie Mac REMICS, Series 1602, Class SN
(-4.25 X PRIME plus 46.22%, 10.09% Cap)
10.09%	10/15/23	[2]	14,590	15,672
Freddie Mac REMICS, Series 1673, Class SD
(-2.15 X US Treasury Yield Curve Rate T Note Constant Maturity 10 Year plus 19.39%, 18.31% Cap)
12.82%	02/15/24	[2]	90,356	104,157
Freddie Mac REMICS, Series 2642, Class BW (IO)
5.00%	06/15/23		2,150	51
Freddie Mac REMICS, Series 2990, Class ND
(-2.54 X LIBOR USD 1-Month plus 16.89%, 16.89% Cap)
11.41%	12/15/34	[2]	33,404	34,894
Freddie Mac REMICS, Series 3242, Class SA (IO)
(-1.00 X LIBOR USD 1-Month plus 6.35%, 6.35% Cap)
4.19%	11/15/36	[2]	3,909,340	534,925
Freddie Mac REMICS, Series 3247, Class SI (IO)
(-1.00 X LIBOR USD 1-Month plus 6.65%, 6.50% Cap)
0.15%	08/15/36	[2]	16,564,284	125,087
Freddie Mac REMICS, Series 3260, Class AS (IO)
(-1.00 X LIBOR USD 1-Month plus 6.38%, 6.38% Cap)
4.22%	01/15/37	[2]	2,474,621	328,180
Freddie Mac REMICS, Series 3289, Class SD (IO)
(-1.00 X LIBOR USD 1-Month plus 6.12%, 6.12% Cap)
3.96%	03/15/37	[2]	883,607	52,868
Ginnie Mae, Series 2004-8, Class SE

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2018 / 100

Strategic Income Fund

Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
(-2.00 X LIBOR USD 1-Month plus 14.30%, 14.30% Cap)
9.86%	11/26/23	[2]	$57,015	$61,150

				5,369,796

Total Mortgage-Backed (Cost $45,354,840)				43,942,464

MUNICIPAL BONDS — 0.96%*
California — 0.56%
San Jose Redevelopment Agency Successor Agency, Series A-T
3.23%	08/01/27		225,000	216,918
State of California, Taxable, Miscellaneous Revenue Bonds, Series B
2.19%	04/01/47		300,000	295,968

				512,886

New York — 0.40%
New York City Transitional Finance Authority Revenue, Future Tax Secured Revenue, Build America Bonds
5.81%	08/01/30		350,000	365,792

Total Municipal Bonds
(Cost $896,385)				878,678

Total Bonds – 97.30%
(Cost $90,885,739)				88,770,961

Issues	Maturity Date		Principal Amount/ Shares	Value
SHORT-TERM INVESTMENTS — 2.81%
Money Market Funds — 0.97%
Morgan Stanley Institutional Liquidity Funds-Government Portfolio
2.04%[9]			$884,000	$884,000

U.S. Treasury Bills — 1.84%
U.S. Treasury Bills
2.05%[10]	12/13/18	[11]	91,000	90,609
2.20%[10]	01/31/19		1,600,000	1,587,969

				1,678,578

Total Short-Term Investments
(Cost $2,562,675)				2,562,578

Total Investments – 100.11%
(Cost $93,448,414)				91,333,539

Liabilities in Excess of Other Assets – (0.11)%				(102,466)

Net Assets – 100.00%				$91,231,073

See accompanying notes to Schedule of Portfolio Investments.

101 / Semi-Annual Report September 2018

Strategic Income Fund

Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

[1]	U.S. dollar-denominated security issued by foreign-domiciled entity.

[2]	Floating rate security. The rate disclosed was in effect at September 30, 2018.

[3]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[4]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

[5]	Illiquid security as determined under procedures approved by the Board of Trustees. The aggregate value of illiquid securities is $592,051, which is 0.65% of total net assets.

[6]

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

[7]	Non-income producing security.

[8]	Security is currently in default with regard to scheduled interest or principal payments.

[9]	Represents the current yield as of September 30, 2018.

[10]	Represents annualized yield at date of purchase.

[11]	Securities, or a portion thereof, pledged as collateral for futures. The total market value of collateral pledged is $90,606.

†

Fair valued security. The aggregate value of fair valued securities is $687,560, which is 0.75% of total net assets. These securities were not valued utilizing an independent quote but were valued pursuant to guidelines established by the Board of Trustees. This figure represents securities that are priced using a benchmark pricing system and securities that have been deemed permanently stale, see Notes to Financial Statements.

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.

**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management.This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(BKNT): Banker’s Note, Inc.

(CDO): Collateralized Debt Obligations

(CLO): Collateralized Loan Obligation

(GMTN): Global medium-term note

(IO): Interest only

(LIBOR): London InterBank Offer Rate

(MTN): Medium-term note

(STEP): Step coupon bond

(USD): U.S. dollar

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation
FUTURES CONTRACTS: SHORT POSITIONS
U.S. Treasury Five Year Note	83	12/31/18	$(9,335,555)	$36,036	$36,036
U.S. Treasury Ten Year Ultra Bond	12	12/19/18	(1,512,000)	4,292	4,292

TOTAL FUTURES CONTRACTS			$(10,847,555)	$40,328	$40,328

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2018 / 102

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
BONDS – 100.25%
ASSET-BACKED SECURITIES — 5.60%**
A Voce CLO Ltd., Series 2014-1A, Class A1R (Cayman Islands)
(LIBOR USD 3-Month plus 1.16%)
3.50%	07/15/26[1,2,3]	$25,475,000	$25,477,578
Academic Loan Funding Trust, Series 2012-1A, Class A2
(LIBOR USD 1-Month plus 1.10%)
3.32%	12/27/44[2,3]	30,567,825	30,830,772
AIMCO CLO, Series 2014-AA, Class AR (Cayman Islands)
(LIBOR USD 3-Month plus 1.10%)
3.45%	07/20/26[1,2,3]	17,910,000	17,912,109
Atrium XII, Series 12A, Class AR (Cayman Islands)
(LIBOR USD 3-Month plus 0.83%)
3.18%	04/22/27[1,2,3]	22,000,000	21,917,788
Babcock & Brown Air Funding I Ltd., Series 2007-1A, Class G1 (Bermuda)
(LIBOR USD 1-Month plus 0.30%)
2.43%	11/14/33[1,2,3]	153,917	146,222
Barings CLO Ltd., Series 2013-IA, Class AR (Cayman Islands)
(LIBOR USD 3-Month plus 0.80%)
3.15%	01/20/28[1,2,3]	54,735,000	54,536,202
Barings CLO Ltd., Series 2018-3A, Class A1 (Cayman Islands)
(LIBOR USD 3-Month plus 0.95%)
3.02%	07/20/29[1,2,3]	35,930,000	35,742,445
Bayview Commercial Asset Trust, Series 2004-3, Class A1
(LIBOR USD 1-Month plus 0.56%)
2.77%	01/25/35[2,3]	1,887,824	1,867,551
Bayview Commercial Asset Trust, Series 2005-1A, Class A1
(LIBOR USD 1-Month plus 0.30%)
2.52%	04/25/35[2,3]	4,155,251	4,054,117
BlueMountain CLO Ltd., Series 2014-2A, Class AR (Cayman Islands)
(LIBOR USD 3-Month plus 0.93%)
3.28%	07/20/26[1,2,3]	23,000,000	23,002,695
BlueMountain CLO Ltd., Series 2015-2A, Class A1R (Cayman Islands)
(LIBOR USD 3-Month plus 0.93%)
3.26%	07/18/27[1,2,3]	8,330,000	8,289,683
Brazos Education Loan Authority, Inc., Series 2012-1, Class A1
(LIBOR USD 1-Month plus 0.70%)
2.92%	12/26/35[2]	54,150	54,099
Brazos Higher Education Authority, Inc., Series 2005-1, Class 1A4
(LIBOR USD 3-Month plus 0.15%)
2.52%	03/26/29[2]	5,162,500	5,134,898

Issues	Maturity Date	Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Brazos Higher Education Authority, Inc., Series 2010-1, Class A2
(LIBOR USD 3-Month plus 1.20%)
3.51%	02/25/35[2]	$14,230,000	$14,623,684
Brazos Higher Education Authority, Inc., Series 2011-1, Class A3
(LIBOR USD 3-Month plus 1.05%)
3.36%	11/25/33[2]	16,050,000	16,355,122
Brazos Higher Education Authority, Inc., Series 2011-2, Class A3
(LIBOR USD 3-Month plus 1.00%)
3.34%	10/27/36[2]	24,361,000	24,779,161
CIT Education Loan Trust, Series 2007-1, Class A
(LIBOR USD 3-Month plus 0.09%)
2.46%	03/25/42[2,3]	22,372,991	21,806,109
CIT Education Loan Trust, Series 2007-1, Class B
(LIBOR USD 3-Month plus 0.30%)
2.67%	06/25/42[2,3]	15,659,326	14,272,735
Clear Creek CLO Ltd., Series 2015-1A, Class AR (Cayman Islands)
(LIBOR USD 3-Month plus 1.20%)
3.55%	10/20/30[1,2,3]	27,190,000	27,249,410
College Loan Corp. Trust I, Series 2005-2, Class B
(LIBOR USD 3-Month plus 0.49%)
2.83%	01/15/37[2]	3,242,404	3,053,363
Dryden 30 Senior Loan Fund, Series 2013-30A, Class AR (Cayman Islands)
(LIBOR USD 3-Month plus 0.82%)
3.13%	11/15/28[1,2,3]	18,866,000	18,782,144
Dryden 33 Senior Loan Fund, Series 2014-33A, Class AR (Cayman Islands)
(LIBOR USD 3-Month plus 1.43%)
3.77%	10/15/28[1,2,3]	4,000,000	4,008,580
Dryden XXV Senior Loan Fund, Series 2012-25A, Class ARR (Cayman Islands)
(LIBOR USD 3-Month plus 0.90%)
3.24%	10/15/27[1,2,3]	19,550,000	19,559,778
Dryden XXVI Senior Loan Fund, Series 2013-26A, Class AR (Cayman Islands)
(LIBOR USD 3-Month plus 0.90%)
3.25%	04/15/29[1,2,3]	10,510,000	10,480,280
Education Loan Asset-Backed Trust I, Series 2013-1, Class A1
(LIBOR USD 1-Month plus 0.80%)
3.02%	06/25/26[2,3]	4,837,811	4,858,030

See accompanying notes to Schedule of Portfolio Investments.

103 / Semi-Annual Report September 2018

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Education Loan Asset-Backed Trust I, Series 2013-1, Class A2
(LIBOR USD 1-Month plus 0.80%)
3.02%	04/26/32[2,3]	$12,740,000	$12,810,275
Educational Funding of the South, Inc., Series 2011-1, Class A2
(LIBOR USD 3-Month plus 0.65%)
2.99%	04/25/35[2]	26,497	26,542
Educational Funding of the South, Inc., Series 2012-1, Class A
(LIBOR USD 1-Month plus 1.05%)
3.27%	03/25/36[2]	15,697,158	15,842,605
EFS Volunteer No. 2 LLC, Series 2012-1, Class A2
(LIBOR USD 1-Month plus 1.35%)
3.57%	03/25/36[2,3]	16,085,000	16,378,948
GCO Education Loan Funding Trust, Series 2006-1, Class A11L
(LIBOR USD 3-Month plus 0.23%)
2.54%	05/25/36[2]	25,000,000	24,412,965
Global SC Finance II SRL, Series 2014-1A, Class A2 (Barbados)
3.09%	07/17/29[1,3]	51,942,917	50,347,759
Goal Capital Funding Trust, Series 2005-2, Class A3
(LIBOR USD 3-Month plus 0.17%)
2.48%	05/28/30[2]	4,694,160	4,690,779
Goal Capital Funding Trust, Series 2005-2, Class B
(LIBOR USD 3-Month plus 0.53%)
2.84%	11/25/44[2]	9,822,430	9,420,591
Goal Capital Funding Trust, Series 2006-1, Class B
(LIBOR USD 3-Month plus 0.45%)
2.76%	08/25/42[2]	2,787,934	2,630,862
Goal Structured Solutions Trust, Series 2015-1, Class A
(LIBOR USD 1-Month plus 0.65%)
2.87%	09/25/41[2,3]	85,393,279	85,042,381
GoldenTree Loan Opportunities IX, Ltd. (Cayman Islands)
(LIBOR USD 3-Month plus 1.11%)
0.00%	10/29/29[1,2,3],†	5,345,000	5,345,003
J.G. Wentworth XXX LLC, Series 2013-3A, Class A
4.08%	01/17/73[3]	827,966	833,793
J.G. Wentworth XXXII LLC, Series 2014-2A, Class A
3.61%	01/17/73[3]	48,543,335	46,533,464
LCM XX LP, Series 20A, Class AR (Cayman Islands)
(LIBOR USD 3-Month plus 1.04%)
3.38%	10/20/27[1,2,3],†	8,350,000	8,350,005

Issues	Maturity Date	Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
LCM XXI LP, Series 21A, Class AR (Cayman Islands)
(LIBOR USD 3-Month plus 0.88%)
3.23%	04/20/28[1,2,3]	$32,465,000	$32,413,283
Limerock CLO III LLC, Series 2014-3A, Class A1R (Cayman Islands)
(LIBOR USD 3-Month plus 1.20%)
3.55%	10/20/26[1,2,3]	77,695,000	77,705,780
Madison Park Funding XXX, Ltd., Series 2018-30A, Class A (Cayman Islands)
(LIBOR USD 3-Month plus 0.75%)
3.09%	04/15/29[1,2,3]	19,392,500	19,227,121
Magnetite IX Ltd., Series 2014-9A, Class A1R (Cayman Islands)
(LIBOR USD 3-Month plus 1.00%)
3.34%	07/25/26[1,2,3]	3,172,000	3,172,818
Magnetite XI Ltd., Series 2014-11A, Class A1R (Cayman Islands)
(LIBOR USD 3-Month plus 1.12%)
3.45%	01/18/27[1,2,3]	55,905,000	55,911,054
Navient Student Loan Trust, Series 2014-1, Class A3
(LIBOR USD 1-Month plus 0.51%)
2.73%	06/25/31[2]	1,083,267	1,086,155
Navient Student Loan Trust, Series 2014-2, Class A
(LIBOR USD 1-Month plus 0.64%)
2.86%	03/25/83[2]	76,161,637	75,818,647
Navient Student Loan Trust, Series 2014-3, Class A
(LIBOR USD 1-Month plus 0.62%)
2.84%	03/25/83[2]	79,503,613	79,243,263
Navient Student Loan Trust, Series 2014-4, Class A
(LIBOR USD 1-Month plus 0.62%)
2.84%	03/25/83[2]	121,018,153	120,573,303
Navient Student Loan Trust, Series 2014-5, Class A
(LIBOR USD 1-Month plus 0.62%)
2.84%	03/25/83[2]	98,118,089	97,889,837
Navient Student Loan Trust, Series 2014-6, Class A
(LIBOR USD 1-Month plus 0.61%)
2.83%	03/25/83[2]	99,777,504	99,425,429
Navient Student Loan Trust, Series 2014-7, Class A
(LIBOR USD 1-Month plus 0.61%)
2.83%	03/25/83[2]	101,690,171	101,288,891
Navient Student Loan Trust, Series 2014-8, Class A3
(LIBOR USD 1-Month plus 0.60%)
2.82%	05/27/49[2]	800,000	804,129

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2018 / 104

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Navient Student Loan Trust, Series 2015-1, Class A2
(LIBOR USD 1-Month plus 0.60%)
2.82%	04/25/40[2]	$191,597,521	$192,312,793
Navient Student Loan Trust, Series 2015-2, Class A3
(LIBOR USD 1-Month plus 0.57%)
2.79%	11/26/40[2]	99,055,000	99,157,819
Navient Student Loan Trust, Series 2016-1A, Class A
(LIBOR USD 1-Month plus 0.70%)
2.92%	02/25/70[2,3]	36,151,466	36,386,143
Navient Student Loan Trust, Series 2018-3A, Class A3
(LIBOR USD 1-Month plus 0.80%)
3.02%	03/25/67[2,3]	60,000,000	60,674,142
Nelnet Student Loan Trust, Series 2006-1, Class A6
(LIBOR USD 3-Month plus 0.45%)
2.76%	08/23/36[2,3]	12,500,000	12,371,666
Nelnet Student Loan Trust, Series 2007-2A, Class A3L
(LIBOR USD 3-Month plus 0.35%)
2.72%	03/25/26[2,3]	36,901,963	36,322,405
Nelnet Student Loan Trust, Series 2008-3, Class A4
(LIBOR USD 3-Month plus 1.65%)
3.96%	11/25/24[2]	1,792,042	1,814,168
Nelnet Student Loan Trust, Series 2014-3A, Class A
(LIBOR USD 1-Month plus 0.58%)
2.80%	06/25/41[2,3]	27,943,566	27,953,547
Nelnet Student Loan Trust, Series 2014-4A, Class A2
(LIBOR USD 1-Month plus 0.95%)
3.17%	11/25/48[2,3]	21,495,000	21,660,168
Nelnet Student Loan Trust, Series 2014-5A, Class A
(LIBOR USD 1-Month plus 0.55%)
2.77%	07/25/46[2,3]	85,687,121	85,811,504
Nelnet Student Loan Trust, Series 2015-1A, Class A
(LIBOR USD 1-Month plus 0.59%)
2.81%	04/25/46[2,3]	153,864,822	154,003,470
Nelnet Student Loan Trust, Series 2015-2A, Class A2
(LIBOR USD 1-Month plus 0.60%)
2.82%	09/25/47[2,3]	184,140,750	184,035,523
Nelnet Student Loan Trust, Series 2015-3A, Class A2
(LIBOR USD 1-Month plus 0.60%)
2.82%	02/27/51[2,3]	6,772,116	6,767,346

Issues	Maturity Date	Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Nelnet Student Loan Trust, Series 2015-3A, Class A3
(LIBOR USD 1-Month plus 0.90%)
3.12%	06/25/54[2,3]	$13,095,000	$13,103,598
Neuberger Berman CLO XVI-S Ltd., Series 2017-16SA, Class A (Cayman Islands)
(LIBOR USD 3-Month plus 0.85%)
3.19%	01/15/28[1,2,3]	1,690,000	1,684,009
North Carolina State Education Authority, Series 2011-1, Class A3
(LIBOR USD 3-Month plus 0.90%)
3.24%	10/25/41[2]	22,924,029	23,142,927
North Carolina State Education Authority, Series 2011-2, Class A2
(LIBOR USD 3-Month plus 0.80%)
3.14%	07/25/25[2]	3,874	3,885
Northstar Education Finance, Inc., Series 2007-1, Class A1
(1.00 X LIBOR USD 3-Month plus 0.10%)
2.44%	04/28/30[2]	6,373	6,350
Northstar Education Finance, Inc., Series 2007-1, Class A2
(1.00 X LIBOR USD 3-Month plus 0.75%)
3.09%	01/29/46[2]	42,780,000	42,218,723
Octagon Investment Partners 25 Ltd., Series 2015-1A, Class AR (Cayman Islands)
(LIBOR USD 3-Month plus 0.80%)
3.15%	10/20/26[1,2,3]	17,910,000	17,801,106
Octagon Investment Partners XXIII Ltd., Series 2015-1A, Class AR (Cayman Islands)
(LIBOR USD 3-Month plus 0.85%)
3.19%	07/15/27[1,2,3]	22,105,000	22,112,992
Panhandle-Plains Higher Education Authority, Inc., Series 2011-1, Class A3
(LIBOR USD 3-Month plus 0.95%)
3.35%	10/01/37[2]	16,955,000	17,120,308
Panthera Aviation, Series 2013-1
10.00%	01/25/22[3,4,5],†	13,004,312	4,031,146
Panthera Aviation, Series 2013-2[6]
10.00%	03/20/24[3,4,5,7],†	15,944,679	5,261,511
PHEAA Student Loan Trust, Series 2015-1A, Class A
(LIBOR USD 1-Month plus 0.60%)
2.82%	10/25/41[2,3]	170,389,462	168,720,242
Scholar Funding Trust, Series 2012-B, Class A2
(LIBOR USD 1-Month plus 1.10%)
3.34%	03/28/46[2,3]	31,678,165	31,953,657
SLC Student Loan Trust, Series 2004-1, Class B
(LIBOR USD 3-Month plus 0.29%)
2.60%	08/15/31[2]	317,287	300,486

See accompanying notes to Schedule of Portfolio Investments.

105 / Semi-Annual Report September 2018

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September 30, 2018 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
SLC Student Loan Trust, Series 2006-1, Class A6
(LIBOR USD 3-Month plus 0.16%)
2.49%	03/15/55[2]	$9,495,000	$9,217,366
SLC Student Loan Trust, Series 2006-2, Class A6
(LIBOR USD 3-Month plus 0.16%)
2.49%	09/15/39[2]	16,000,000	15,600,357
SLC Student Loan Trust, Series 2008-1, Class A4A
(LIBOR USD 3-Month plus 1.60%)
3.93%	12/15/32[2]	18,553,770	19,290,815
SLM Student Loan Trust, Series 2003-4, Class A5E
(LIBOR USD 3-Month plus 0.75%)
3.08%	03/15/33[2,3]	6,332,259	6,336,483
SLM Student Loan Trust, Series 2004-1, Class A4
(LIBOR USD 3-Month plus 0.26%)
2.60%	10/27/25[2]	2,810,000	2,811,996
SLM Student Loan Trust, Series 2004-3A, Class A6A
(LIBOR USD 3-Month plus 0.55%)
2.89%	10/25/64[2,3]	82,990,000	83,484,446
SLM Student Loan Trust, Series 2005-4, Class A3
(LIBOR USD 3-Month plus 0.12%)
2.46%	01/25/27[2]	184,514	184,056
SLM Student Loan Trust, Series 2005-5, Class A5
(LIBOR USD 3-Month plus 0.75%)
3.09%	10/25/40[2]	7,134,000	7,112,922
SLM Student Loan Trust, Series 2005-9, Class A7A
(LIBOR USD 3-Month plus 0.60%)
2.94%	01/25/41[2]	72,550,000	72,827,667
SLM Student Loan Trust, Series 2006-2, Class A6
(LIBOR USD 3-Month plus 0.17%)
2.51%	01/25/41[2]	42,454,446	41,607,747
SLM Student Loan Trust, Series 2006-8, Class A6
(LIBOR USD 3-Month plus 0.16%)
2.50%	01/25/41[2]	32,855,000	31,927,812
SLM Student Loan Trust, Series 2007-1, Class B
(LIBOR USD 3-Month plus 0.22%)
2.56%	01/27/42[2]	5,224,892	4,983,154
SLM Student Loan Trust, Series 2007-3, Class A4
(LIBOR USD 3-Month plus 0.06%)
2.40%	01/25/22[2]	3,160,000	3,094,861

Issues	Maturity Date	Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Series 2007-6, Class A4
(LIBOR USD 3-Month plus 0.38%)
2.72%	10/25/24[2]	$22,880,081	$22,937,832
SLM Student Loan Trust, Series 2007-6, Class B
(LIBOR USD 3-Month plus 0.85%)
3.19%	04/27/43[2]	5,261,103	5,112,973
SLM Student Loan Trust, Series 2008-1, Class A4
(LIBOR USD 3-Month plus 0.65%)
2.99%	01/25/22[2]	50,088,700	49,755,204
SLM Student Loan Trust, Series 2008-2, Class A3
(LIBOR USD 3-Month plus 0.75%)
3.09%	04/25/23[2]	114,969,449	114,233,748
SLM Student Loan Trust, Series 2008-2, Class B
(LIBOR USD 3-Month plus 1.20%)
3.54%	01/25/83[2]	38,874,000	37,516,285
SLM Student Loan Trust, Series 2008-3, Class A3
(LIBOR USD 3-Month plus 1.00%)
3.34%	10/25/21[2]	23,822	23,934
SLM Student Loan Trust, Series 2008-3, Class B
(LIBOR USD 3-Month plus 1.20%)
3.54%	04/26/83[2]	2,170,000	2,128,430
SLM Student Loan Trust, Series 2008-4, Class A4
(LIBOR USD 3-Month plus 1.65%)
3.99%	07/25/22[2]	2,907,280	2,969,048
SLM Student Loan Trust, Series 2008-4, Class B
(LIBOR USD 3-Month plus 1.85%)
4.19%	04/25/73[2]	8,759,000	9,030,013
SLM Student Loan Trust, Series 2008-5, Class A4
(LIBOR USD 3-Month plus 1.70%)
4.04%	07/25/23[2]	78,181,980	80,273,817
SLM Student Loan Trust, Series 2008-5, Class B
(LIBOR USD 3-Month plus 1.85%)
4.19%	07/25/73[2]	37,199,000	38,188,908
SLM Student Loan Trust, Series 2008-6, Class A4
(LIBOR USD 3-Month plus 1.10%)
3.44%	07/25/23[2]	17,289,739	17,388,696
SLM Student Loan Trust, Series 2008-6, Class B
(LIBOR USD 3-Month plus 1.85%)
4.19%	07/26/83[2]	31,644,000	32,422,090

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2018 / 106

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September 30, 2018 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Series 2008-7, Class B
(LIBOR USD 3-Month plus 1.85%)
4.19%	07/26/83[2]	$17,346,000	$17,701,279
SLM Student Loan Trust, Series 2008-8, Class A4
(LIBOR USD 3-Month plus 1.50%)
3.84%	04/25/23[2]	6,595,000	6,729,534
SLM Student Loan Trust, Series 2008-8, Class B
(LIBOR USD 3-Month plus 2.25%)
4.59%	10/25/75[2]	545,000	572,583
SLM Student Loan Trust, Series 2008-9, Class A
(LIBOR USD 3-Month plus 1.50%)
3.84%	04/25/23[2]	156,788,639	160,231,028
SLM Student Loan Trust, Series 2008-9, Class B
(LIBOR USD 3-Month plus 2.25%)
4.59%	10/25/83[2]	45,100,000	46,998,259
SLM Student Loan Trust, Series 2009-3, Class A
(LIBOR USD 1-Month plus 0.75%)
2.97%	01/25/45[2,3]	206,000,055	207,799,228
SLM Student Loan Trust, Series 2011-1, Class A2
(LIBOR USD 1-Month plus 1.15%)
3.37%	10/25/34[2]	3,070,000	3,144,552
SLM Student Loan Trust, Series 2012-1, Class A3
(LIBOR USD 1-Month plus 0.95%)
3.17%	09/25/28[2]	368,427	369,619
SLM Student Loan Trust, Series 2012-2, Class A
(LIBOR USD 1-Month plus 0.70%)
2.92%	01/25/29[2]	16,637,529	16,564,897
SLM Student Loan Trust, Series 2012-3, Class A
(LIBOR USD 1-Month plus 0.65%)
2.87%	12/27/38[2]	33,760,929	33,973,360
SLM Student Loan Trust, Series 2012-7, Class A3
(LIBOR USD 1-Month plus 0.65%)
2.87%	05/26/26[2]	29,558,452	29,292,182
SLM Student Loan Trust, Series 2013-6, Class A3
(LIBOR USD 1-Month plus 0.65%)
2.87%	06/25/55[2]	25,496,237	25,668,385
Student Loan Consolidation Center Student Loan Trust I, Series 2002-2, Class B2
(28 Day Auction Rate plus 0.00%)0
1.61%	07/01/42[2,3]	23,450,000	18,699,898

Issues	Maturity Date	Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Vermont Student Assistance Corp., Series 2012-1, Class A
(LIBOR USD 1-Month plus 0.70%)
2.94%	07/28/34[2]	$4,467,386	$4,481,414
Voya CLO Ltd., Series 2014-3A, Class A1R (Cayman Islands)
(LIBOR USD 3-Month plus 0.72%)
3.06%	07/25/26[1,2,3]	35,545,000	35,554,827
Voya CLO Ltd., Series 2015-2A, Class AR (Cayman Islands)
(LIBOR USD 3-Month plus 0.97%)
3.32%	07/23/27[1,2,3]	8,805,000	8,808,390
Wachovia Student Loan Trust, Series 2006-1, Class A6
(LIBOR USD 3-Month plus 0.17%)
2.51%	04/25/40[2,3]	20,000	19,602

Total Asset-Backed Securities (Cost $4,038,761,624)			4,049,821,568

BANK LOANS — 0.86%*
Communications — 0.15%
Intelsat Jackson Holdings SA, Term Loan B4, 1st Lien (Luxembourg)
(LIBOR plus 4.50%)
6.73%	01/02/24[1,2]	2,000,000	2,107,510
Intelsat Jackson Holdings SA, Term Loan B5, 1st Lien (Luxembourg)
6.63%	01/02/24[1]	10,225,000	10,682,569
Lamar Media Corp., Term Loan B, 1st Lien
(LIBOR plus 1.75%)
3.94%	03/14/25[2]	2,487,500	2,502,015
Level 3 Financing, Inc., Term Loan B, 1st Lien
(LIBOR plus 2.25%)
4.43%	02/22/24[2]	6,750,000	6,776,730
SBA Communications, Term Loan B, 1st Lien
(LIBOR plus 2.00%)
4.25%	04/04/25[2]	44,967,300	45,067,127
Sprint Communications, Inc., Term Loan B, 1st Lien
(LIBOR plus 2.50%)
4.75%	02/02/24[2]	17,610,606	17,676,646
Unitymedia Finance LLC, Term Loan B, 1st Lien
(LIBOR plus 2.00%)
4.16%	06/01/23[2]	25,920,000	25,970,285

			110,782,882

Consumer Discretionary — 0.04%
Reynolds Group Holdings, Inc., Term Loan B, 1st Lien
(LIBOR plus 2.75%)
4.99%	02/05/23[2]	26,657,190	26,807,137

See accompanying notes to Schedule of Portfolio Investments.

107 / Semi-Annual Report September 2018

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Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Electric — 0.03%
Dayton Power & Light Co. (The), Term Loan B, 1st Lien
(LIBOR plus 2.00%)
4.25%	08/24/22	[2]	$12,871,517	$12,903,696
Homer City Generation LP, Term Loan B, 1st Lien
(LIBOR plus 11.00%)
13.25%	04/05/23	[2,4,5]	8,083,179	7,830,580

				20,734,276

Energy — 0.02%
Energizer Holdings, Inc., Term Loan B, 1st Lien
(LIBOR plus 2.25%)
2.25%	06/20/25	[2]	4,000,000	4,022,520
Vistra Operations Co., LLC, Term Loan B1, 1st Lien
(LIBOR plus 2.00%)
4.24%	08/04/23	[2]	11,753,454	11,782,838
Vistra Operations Co., LLC, Term Loan B3, 1st Lien
(LIBOR plus 2.00%)
4.16%	12/31/25	[2]	548,780	550,051
4.24%	12/31/25	[2]	199,345	199,806

				16,555,215

Finance — 0.09%
Delos Finance SARL, Term Loan B, 1st Lien
(LIBOR plus 1.75%)
4.14%	10/06/23	[2]	43,856,910	44,076,195
Telenet Financing USD LLC, Term Loan AN, 1st Lien
(LIBOR plus 2.25%)
4.41%	08/15/26	[2]	24,510,000	24,439,166

				68,515,361

Food — 0.01%
Houston Foods, Inc., Term Loan B, 1st Lien
(LIBOR plus 3.75%)
5.99%	07/20/25	[2]	6,832,875	6,854,228

Gaming — 0.09%
Caesars Entertainment LLC, Term Loan B, 1st Lien
(LIBOR plus 2.00%)
4.24%	10/06/24	[2]	11,414,994	11,423,955
Churchill Downs, Inc., Term Loan B, 1st Lien
(LIBOR plus 2.00%)
4.25%	12/27/24	[2]	12,902,500	12,946,885
Las Vegas Sands LLC, Term Loan B, 1st Lien

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Gaming (continued)
(LIBOR plus 1.75%)
3.99%	03/27/25	[2]	$38,257,750	$38,267,697

				62,638,537

Health Care — 0.04%
Catalent Pharma Solutions, Inc., Term Loan B, 1st Lien
(LIBOR plus 2.25%)
4.49%	05/20/24	[2]	2,275,508	2,293,109
Grifols Worldwide Operations U.S.A., Inc., Term Loan B, 1st Lien
(LIBOR plus 2.25%)
4.42%	01/31/25	[2]	6,179,781	6,219,115
Iqvia, Inc., Term Loan B3, 1st Lien
(LIBOR plus 1.75%)
4.14%	06/11/25	[2]	3,241,875	3,244,582
Kindred At Home, Term Loan, 1st Lien
(LIBOR plus 3.75%)
6.00%	07/02/25	[2]	2,150,226	2,178,448
Valeant Pharmaceuticals International, Inc., Term Loan B, 1st Lien
(LIBOR plus 3.00%)
5.10%	06/02/25	[2]	17,745,000	17,855,108

				31,790,362

Industrials — 0.01%
Clean Harbors, Inc., Term Loan B, 1st Lien
(LIBOR plus 1.75%)
3.99%	06/30/24	[2]	2,992,424	3,003,646
Tyco International Holdings SARL, Term Loan
(LIBOR plus 1.25%)
3.62%	03/02/20	[2,4,5]	3,672,358	3,668,925

				6,672,571

Information Technology — 0.25%
Dell International LLC, Term Loan A2, 1st Lien
(LIBOR plus 1.75%)
4.00%	09/07/21	[2]	13,401,899	13,422,270
Dell International LLC, Term Loan A3, 1st Lien
(LIBOR plus 1.50%)
3.75%	12/31/18	[2]	45,093,981	45,171,542
First Data Corp., Term Loan, 1st Lien
(LIBOR plus 2.00%)
4.21%	07/08/22	[2]	8,631,200	8,654,245
4.21%	04/26/24	[2]	72,048,232	72,189,446
Quintiles IMS, Inc., Term Loan B, 1st Lien
(LIBOR plus 2.00%)
4.39%	03/07/24	[2]	2,476,852	2,487,998

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2018 / 108

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Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Information Technology (continued)
Quintiles IMS, Inc., Term Loan B2, 1st Lien
(LIBOR plus 2.00%)
4.39%	01/17/25	[2]	$9,114,086	$9,159,702
SS&C Technologies, Inc., Term Loan B3, 1st Lien
(LIBOR plus 2.25%)
4.49%	04/16/25	[2]	18,159,696	18,199,466
SS&C Technologies, Term Loan B5, 1st Lien
(LIBOR plus 2.25%)
4.51%	04/16/25	[2]	3,500,000	3,506,825
SS&C Technology Holdings Europe SARL, Term Loan B4, 1st Lien
(LIBOR plus 2.25%)
4.49%	04/16/25	[2]	7,048,982	7,064,419

				179,855,913

Real Estate Investment Trust (REIT) — 0.05%
MGM Growth Properties Operating Partnership LP, Term Loan B, 1st Lien
(LIBOR plus 2.00%)
4.24%	04/25/23	[2]	25,108,357	25,169,119
VICI Properties 1 LLC, Term Loan, 1st Lien
(LIBOR plus 2.00%)
4.21%	12/20/24	[2]	9,218,636	9,243,849

				34,412,968

Retail — 0.05%
BC ULC/New Red Finance, Inc., Term Loan B, 1st Lien (Canada)
(LIBOR plus 2.25%)
4.49%	02/16/24	[1,2]	36,788,582	36,852,962

Transportation — 0.03%
United Airlines, Inc.
(LIBOR plus 1.75%)
3.99%	04/01/24	[2]	18,739,474	18,751,187

Total Bank Loans (Cost $619,127,678)				621,223,599

CORPORATES — 33.50%*
Automotive — 0.07%
General Motors Co.
3.50%	10/02/18		29,890,000	29,890,000
6.60%	04/01/36		13,730,000	14,655,812
(LIBOR USD 3-Month plus 0.80%)
3.14%	08/07/20	[2]	5,000,000	5,018,136

				49,563,948

Banking — 6.74%
Bank of America Corp.
2.74%	01/23/22	[8]	173,119,000	170,306,817

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Banking (continued)
3.00%	12/20/23	[8]	$109,382,000	$106,210,491
3.37%	01/23/26	[8]	22,845,000	21,988,397
3.42%	12/20/28	[8]	90,541,000	85,080,005
3.71%	04/24/28	[8]	193,045,000	185,682,746
6.88%	11/15/18		53,286,000	53,572,492
7.63%	06/01/19		16,755,000	17,285,466
Bank of America Corp. (GMTN)
2.37%	07/21/21	[8]	73,736,000	72,452,035
3.59%	07/21/28	[8]	31,700,000	30,225,950
Bank of America Corp. (MTN)
3.09%	10/01/25	[8]	120,520,000	114,902,660
3.82%	01/20/28	[8]	18,232,000	17,760,649
3.97%	03/05/29	[8]	9,520,000	9,292,581
4.00%	04/01/24		13,547,000	13,692,509
4.13%	01/22/24		79,202,000	80,523,972
4.27%	07/23/29	[8]	9,790,000	9,774,267
Bank of America Corp., Series L
2.60%	01/15/19		5,239,000	5,238,389
Bank of New York Mellon Corp. (The) (MTN)
2.30%	09/11/19		15,100,000	15,023,541
2.66%	05/16/23	[8]	15,000,000	14,523,341
Bank One Corp. (STEP-reset date 03/01/19)
8.53%	03/01/19		1,810,000	1,852,938
Capital One Bank USA N.A. (BKNT)
2.15%	11/21/18		11,602,000	11,597,970
Capital One Financial Corp.
2.45%	04/24/19		300,000	299,361
Cooperatieve Rabobank UA (Netherlands)
3.13%	04/26/21	[1]	50,975,000	50,672,802
Discover Bank
2.60%	11/13/18		121,150,000	121,146,111
4.20%	08/08/23		9,960,000	10,006,343
7.00%	04/15/20		9,000,000	9,429,745
Discover Bank (BKNT)
3.10%	06/04/20		6,023,000	5,985,950
3.20%	08/09/21		6,635,000	6,544,651
8.70%	11/18/19		3,676,000	3,912,643
Goldman Sachs Bank USA (BKNT)
3.20%	06/05/20		650,000	652,338
JPMorgan Chase & Co.
2.25%	01/23/20		23,575,000	23,343,365
2.55%	10/29/20		47,905,000	47,232,007
2.70%	05/18/23		24,035,000	23,106,360
2.75%	06/23/20		127,075,000	126,152,904
3.20%	01/25/23		8,910,000	8,770,701
3.20%	06/15/26		69,766,000	66,413,395
3.22%	03/01/25	[8]	153,101,000	148,153,771
3.51%	01/23/29	[8]	18,275,000	17,330,286
3.54%	05/01/28	[8]	56,640,000	54,045,038

See accompanying notes to Schedule of Portfolio Investments.

109 / Semi-Annual Report September 2018

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Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Banking (continued)
3.78%	02/01/28	[8]	$26,075,000	$25,384,873
3.90%	07/15/25		60,789,000	60,748,180
4.25%	10/15/20		9,620,000	9,808,908
4.95%	03/25/20		20,000,000	20,525,420
6.30%	04/23/19		6,108,000	6,230,624
(LIBOR USD 3-Month plus 0.68%)
3.00%	06/01/21	[2]	25,310,000	25,466,682
(LIBOR USD 3-Month plus 0.96%)
3.30%	01/23/20	[2]	15,000,000	15,163,511
JPMorgan Chase Bank N.A. (BKNT)
3.09%	04/26/21	[8]	183,215,000	182,754,764
(LIBOR USD 3-Month plus 0.25%)
2.59%	02/13/20	[2]	317,960,000	318,149,297
(LIBOR USD 3-Month plus 0.29%)
2.63%	02/01/21	[2]	227,100,000	227,298,599
Lloyds Bank PLC (United Kingdom)
2.40%	03/17/20	[1]	2,450,000	2,418,205
3.30%	05/07/21	[1]	34,135,000	34,001,542
Lloyds Bank PLC (United Kingdom) (MTN)
5.80%	01/13/20	[1,3]	5,525,000	5,697,938
Lloyds Banking Group PLC (United Kingdom)
2.91%	11/07/23	[1,8]	66,720,000	63,684,974
3.57%	11/07/28	[1,8]	15,845,000	14,502,350
Macquarie Bank Ltd. (Australia)
2.35%	01/15/19	[1,3]	12,785,000	12,773,572
2.60%	06/24/19	[1,3]	10,870,000	10,844,066
PNC Bank N.A.
2.50%	01/22/21		104,610,000	102,781,413
PNC Bank N.A. (BKNT)
1.80%	11/05/18		26,460,000	26,444,706
1.95%	03/04/19		55,739,000	55,601,297
2.00%	05/19/20		27,000,000	26,517,698
2.45%	11/05/20		52,730,000	51,871,338
PNC Financial Services Group, Inc. (The)
5.13%	02/08/20		5,593,000	5,741,388
Santander UK Group Holdings PLC (United Kingdom)
2.88%	10/16/20	[1]	48,375,000	47,805,312
2.88%	08/05/21	[1]	58,564,000	57,042,244
3.13%	01/08/21	[1]	26,863,000	26,501,585
3.37%	01/05/24	[1,8]	65,990,000	63,428,565
Santander UK PLC (United Kingdom)
2.35%	09/10/19	[1]	38,080,000	37,840,705
2.50%	03/14/19	[1]	62,359,000	62,329,567
3.40%	06/01/21	[1]	49,965,000	49,788,030
UBS AG (GMTN) (Switzerland)
2.38%	08/14/19	[1]	4,431,000	4,413,919

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Banking (continued)
UBS AG/London (Switzerland)
(LIBOR USD 3-Month plus 0.32%)
2.63%	05/28/19	[1,2,3]	$108,045,000	$108,269,788
US Bank N.A. (BKNT)
3.05%	07/24/20		5,830,000	5,824,823
3.40%	07/24/23		10,965,000	10,919,523
Wells Fargo & Co.
2.15%	01/15/19		15,135,000	15,117,032
3.00%	04/22/26		89,555,000	83,149,892
3.00%	10/23/26		72,741,000	67,571,231
(LIBOR USD 3-Month plus 1.23%)
3.57%	10/31/23	[2]	14,962,000	15,369,923
Wells Fargo & Co. (GMTN)
2.60%	07/22/20		20,646,000	20,426,190
Wells Fargo & Co. (MTN)
2.63%	07/22/22		316,869,000	306,034,140
3.55%	09/29/25		45,743,000	44,633,044
3.58%	05/22/28	[8]	147,575,000	141,341,653
Wells Fargo & Co., Series N (MTN)
2.15%	01/30/20		6,040,000	5,969,665
Wells Fargo Bank N.A.
1.75%	05/24/19		60,000,000	59,652,720
Wells Fargo Bank N.A. (BKNT)
2.15%	12/06/19		170,315,000	168,705,915
2.40%	01/15/20		84,095,000	83,450,790
2.60%	01/15/21		316,350,000	310,913,525
(SOFR Rate plus 0.48%)
2.66%	03/25/20	[2]	16,800,000	16,808,736

				4,877,904,849

Communications — 2.78%
21st Century Fox America, Inc.
4.95%	10/15/45		1,155,000	1,288,713
5.40%	10/01/43		5,860,000	6,882,576
6.15%	03/01/37		3,931,000	4,893,467
6.90%	03/01/19		31,324,000	31,851,242
Altice U.S. Finance I Corp.
5.38%	07/15/23	[3]	11,509,000	11,667,249
5.50%	05/15/26	[3]	19,225,000	19,249,031
AT&T, Inc.
3.40%	05/15/25		115,476,000	110,049,321
3.95%	01/15/25		14,235,000	14,035,002
4.30%	02/15/30	[3]	33,600,000	32,476,653
4.35%	06/15/45		43,878,000	37,927,226
4.50%	05/15/35		31,270,000	29,272,144
4.75%	05/15/46		33,217,000	30,460,092
4.80%	06/15/44		109,028,000	100,339,030
5.15%	11/15/46	[3]	18,140,000	17,429,943
5.25%	03/01/37		161,485,000	161,398,250

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2018 / 110

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Communications (continued)
CBS Corp.
3.70%	06/01/28	[3]	$51,505,000	$48,146,204
CCO Holdings LLC/CCO Holdings Capital Corp.
5.00%	02/01/28	[3]	57,983,000	54,721,456
5.13%	05/01/27	[3]	15,817,000	15,006,260
Cequel Communications Holdings I LLC/Cequel Capital Corp.
7.50%	04/01/28	[3]	6,000,000	6,322,500
Charter Communications Operating LLC/Charter Communications Operating Capital
3.75%	02/15/28		10,735,000	9,904,404
5.75%	04/01/48		9,600,000	9,633,600
6.48%	10/23/45		52,103,000	56,181,873
Clear Channel International BV (Netherlands)
8.75%	12/15/20	[1,3]	15,286,000	15,821,010
Comcast Corp.
2.35%	01/15/27		13,285,000	11,699,150
3.38%	02/15/25		2,000,000	1,937,643
3.60%	03/01/24		600,000	595,193
3.90%	03/01/38		5,165,000	4,744,368
4.05%	11/01/52		1,975,000	1,755,963
4.40%	08/15/35		14,265,000	14,038,316
4.65%	07/15/42		4,905,000	4,876,368
Cox Communications, Inc.
3.15%	08/15/24	[3]	16,975,000	16,077,430
CSC Holdings LLC
5.38%	02/01/28	[3]	35,625,000	34,021,875
5.50%	04/15/27	[3]	14,749,000	14,417,147
6.75%	11/15/21		4,216,000	4,453,150
8.63%	02/15/19		8,975,000	9,132,063
Deutsche Telekom International Finance BV (Netherlands)
4.38%	06/21/28	[1,3]	4,865,000	4,859,559
Discovery Communications LLC
2.75%	11/15/19	[3]	8,235,000	8,196,385
DISH DBS Corp.
5.88%	07/15/22		1,846,000	1,806,496
Intelsat Jackson Holdings SA (Luxembourg)
5.50%	08/01/23	[1]	31,828,000	29,401,115
8.50%	10/15/24	[1,3]	20,544,000	20,710,920
9.75%	07/15/25	[1,3]	14,027,000	14,886,154
Level 3 Financing, Inc.
5.13%	05/01/23		3,110,000	3,137,213
5.25%	03/15/26		2,162,000	2,132,381
5.38%	01/15/24		14,457,000	14,493,143
5.38%	05/01/25		3,774,000	3,773,962
5.63%	02/01/23		2,936,000	2,976,664
Sirius XM Radio, Inc.
3.88%	08/01/22	[3]	1,525,000	1,502,964

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Communications (continued)
Sprint Capital Corp.
6.88%	11/15/28		$5,930,000	$5,974,475
8.75%	03/15/32		5,441,000	6,134,727
Sprint Communications, Inc.
7.00%	03/01/20	[3]	1,395,000	1,450,800
9.00%	11/15/18	[3]	55,529,000	56,014,879
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC
3.36%	09/20/21	[3]	32,421,000	32,421,000
4.74%	03/20/25	[3]	17,675,000	17,711,234
5.15%	03/20/28	[3]	210,925,000	212,485,845
Time Warner Cable LLC
4.50%	09/15/42		25,612,000	21,660,248
5.50%	09/01/41		22,031,000	21,287,394
5.88%	11/15/40		40,068,000	40,281,963
8.25%	04/01/19		8,442,000	8,659,192
8.75%	02/14/19		23,735,000	24,228,035
T-Mobile USA, Inc.
4.50%	02/01/26		25,198,000	23,969,597
4.75%	02/01/28		21,938,000	20,622,817
6.50%	01/15/24		12,118,000	12,648,163
Verizon Communications, Inc.
3.85%	11/01/42		32,548,000	28,400,441
4.13%	08/15/46		6,933,000	6,224,546
4.40%	11/01/34		26,685,000	26,096,844
4.81%	03/15/39		16,983,000	17,176,216
4.86%	08/21/46		66,050,000	66,539,563
5.01%	04/15/49		31,885,000	32,690,679
5.25%	03/16/37		111,664,000	119,139,737
Viacom, Inc.
3.45%	10/04/26		45,390,000	42,475,826
Virgin Media Secured Finance PLC (United Kingdom)
5.25%	01/15/26	[1,3]	2,575,000	2,527,465
5.50%	08/15/26	[1,3]	16,302,000	16,159,357
Vodafone Group PLC (United Kingdom)
3.75%	01/16/24	[1]	2,915,000	2,881,037
4.38%	05/30/28	[1]	63,890,000	63,068,895
5.25%	05/30/48	[1]	5,045,000	5,084,173
Warner Media LLC
3.80%	02/15/27		26,720,000	25,587,446

				2,010,185,462

Consumer Discretionary — 1.02%
Altria Group, Inc.
9.70%	11/10/18		47,493,000	47,842,097
Anheuser-Busch InBev Finance, Inc.
4.70%	02/01/36		54,590,000	54,759,638
4.90%	02/01/46		76,462,000	77,344,677

See accompanying notes to Schedule of Portfolio Investments.

111 / Semi-Annual Report September 2018

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Consumer Discretionary (continued)
Anheuser-Busch InBev Worldwide, Inc.
3.50%	01/12/24		$42,645,000	$42,251,507
4.00%	04/13/28		22,835,000	22,552,023
4.60%	04/15/48		39,165,000	38,073,471
6.88%	11/15/19		31,350,000	32,639,883
Bacardi Ltd. (Bermuda)
4.70%	05/15/28	[1,3]	10,000,000	9,946,624
5.15%	05/15/38	[1,3]	12,881,000	12,655,361
5.30%	05/15/48	[1,3]	25,923,000	25,511,765
BAT Capital Corp.
2.30%	08/14/20	[3]	68,745,000	67,398,252
2.76%	08/15/22	[3]	39,465,000	38,060,597
BAT International Finance PLC (EMTN) (United Kingdom)
1.63%	09/09/19	[1]	22,385,000	22,088,543
Central Garden & Pet Co.
5.13%	02/01/28		9,311,000	8,892,005
6.13%	11/15/23		14,925,000	15,466,031
Constellation Brands, Inc.
2.00%	11/07/19		69,620,000	68,842,766
3.88%	11/15/19		22,650,000	22,843,010
First Quality Finance Co., Inc.
4.63%	05/15/21	[3]	4,423,000	4,428,529
5.00%	07/01/25	[3]	15,921,000	14,925,937
KFC Holding Co./Pizza Hut Holdings LLC/ Taco Bell of America LLC
4.75%	06/01/27	[3]	6,067,000	5,847,071
5.00%	06/01/24	[3]	10,750,000	10,689,585
5.25%	06/01/26	[3]	6,241,000	6,233,199
Molson Coors Brewing Co.
1.45%	07/15/19		21,664,000	21,416,684
2.25%	03/15/20		13,040,000	12,854,091
Reynolds American, Inc.
4.00%	06/12/22		6,732,000	6,767,725
6.88%	05/01/20		5,845,000	6,163,170
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg S.A.
5.75%	10/15/20		35,676,731	35,721,327
(LIBOR USD 3-Month plus 3.50%)
5.84%	07/15/21	[2,3]	3,800,000	3,861,750
Spectrum Brands, Inc.
5.75%	07/15/25		2,056,000	2,087,046
6.13%	12/15/24		1,961,000	2,010,025

				740,174,389

Consumer Products — 0.07%
Newell Brands, Inc.
2.60%	03/29/19		10,962,000	10,936,174
3.85%	04/01/23		39,740,000	38,770,722

				49,706,896

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Electric — 2.14%
Alliant Energy Finance LLC
3.75%	06/15/23	[3]	$26,375,000	$26,287,168
Appalachian Power Co.
4.45%	06/01/45		23,066,000	23,135,394
Appalachian Power Co., Series X
3.30%	06/01/27		13,250,000	12,692,471
Consolidated Edison, Inc.
2.00%	03/15/20		400,000	393,081
Dominion Energy, Inc.
1.88%	12/15/18	[3]	27,940,000	27,898,653
(LIBOR USD 3-Month plus 0.40%)
2.72%	12/01/20	[2,3]	45,075,000	45,062,830
(LIBOR USD 3-Month plus 0.55%)
2.87%	06/01/19	[2,3]	70,520,000	70,707,827
DTE Energy Co.
2.40%	12/01/19		350,000	346,270
Duke Energy Carolinas LLC
3.75%	06/01/45		32,875,000	30,437,565
4.00%	09/30/42		16,040,000	15,521,635
4.25%	12/15/41		26,358,000	26,457,170
Duke Energy Indiana LLC, Series WWW
4.90%	07/15/43		6,395,000	6,986,445
Duke Energy Progress LLC
3.70%	10/15/46		12,165,000	11,158,121
4.10%	05/15/42		8,150,000	7,980,717
4.15%	12/01/44		9,960,000	9,810,306
4.20%	08/15/45		22,820,000	22,492,512
Duquesne Light Holdings, Inc.
6.40%	09/15/20	[3]	19,829,000	20,772,049
Entergy Corp.
4.00%	07/15/22		12,632,000	12,788,934
5.13%	09/15/20		9,800,000	10,061,472
Entergy Texas, Inc.
7.13%	02/01/19		20,982,000	21,265,047
Eversource Energy, Series H
3.15%	01/15/25		6,120,000	5,892,124
FirstEnergy Transmission LLC
4.35%	01/15/25	[3]	23,330,000	23,598,385
5.45%	07/15/44	[3]	24,625,000	27,018,008
Florida Power & Light Co.
3.95%	03/01/48		6,910,000	6,783,810
Indiana Michigan Power Co., Series J
3.20%	03/15/23		30,672,000	30,190,281
Indiana Michigan Power Co., Series K
4.55%	03/15/46		11,515,000	11,862,408
ITC Holdings Corp.
3.35%	11/15/27		6,225,000	5,869,876
3.65%	06/15/24		5,165,000	5,071,447

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2018 / 112

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Electric (continued)
Jersey Central Power & Light Co.
4.30%	01/15/26	[3]	$4,980,000	$4,999,727
4.70%	04/01/24	[3]	37,747,000	39,185,072
6.40%	05/15/36		12,630,000	15,108,003
Kansas City Power & Light Co.
3.15%	03/15/23		23,665,000	23,130,990
3.65%	08/15/25		13,885,000	13,602,829
KCP&L Greater Missouri Operations Co.
8.27%	11/15/21		75,000	83,698
LG&E & KU Energy LLC
4.38%	10/01/21		14,595,000	14,856,294
Metropolitan Edison Co.
3.50%	03/15/23	[3]	10,715,000	10,572,727
4.00%	04/15/25	[3]	35,719,000	35,450,652
7.70%	01/15/19		8,451,000	8,563,897
MidAmerican Energy Co.
4.25%	05/01/46		30,700,000	30,953,621
4.40%	10/15/44		8,110,000	8,332,202
4.80%	09/15/43		13,715,000	14,812,008
Minejesa Capital BV (Netherlands)
5.63%	08/10/37	[1,3]	4,200,000	3,874,500
Mississippi Power Co.
(LIBOR USD 3-Month plus 0.65%)
3.06%	03/27/20	[2]	6,300,000	6,300,824
NextEra Energy Capital Holdings, Inc.
2.30%	04/01/19		7,190,000	7,175,257
(LIBOR USD 3-Month plus 0.48%)
2.82%	05/04/21	[2]	268,945,000	269,792,174
(LIBOR USD 3-Month plus 0.55%)
2.86%	08/28/21	[2]	158,500,000	158,524,957
NextEra Energy Operating Partners LP
4.25%	09/15/24	[3]	1,798,000	1,771,030
4.50%	09/15/27	[3]	25,798,000	24,830,575
Oncor Electric Delivery Co. LLC
7.00%	09/01/22		23,645,000	26,734,775
PacifiCorp
3.35%	07/01/25		6,580,000	6,458,433
Pennsylvania Electric Co.
4.15%	04/15/25	[3]	23,140,000	23,066,239
5.20%	04/01/20		25,200,000	25,742,732
PNM Resources, Inc.
3.25%	03/09/21		34,295,000	33,963,264
Potomac Electric Power Co.
3.60%	03/15/24		6,783,000	6,781,423
Progress Energy, Inc.
4.88%	12/01/19		4,761,000	4,856,609
7.05%	03/15/19		7,050,000	7,186,040
Public Service Co. of New Mexico
3.85%	08/01/25		9,140,000	9,068,845

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Electric (continued)
5.35%	10/01/21		$5,065,000	$5,275,664
Rochester Gas & Electric Corp.
3.10%	06/01/27	[3]	5,605,000	5,305,315
South Carolina Electric & Gas Co.
3.50%	08/15/21		23,230,000	23,174,109
4.25%	08/15/28		8,930,000	8,911,809
Southern Co. Gas Capital Corp.
2.45%	10/01/23		10,065,000	9,441,121
Southwestern Electric Power Co.
3.55%	02/15/22		15,882,000	15,931,314
6.45%	01/15/19		66,720,000	67,261,983
Southwestern Electric Power Co., Series K
2.75%	10/01/26		36,488,000	33,414,689
Union Electric Co.
6.70%	02/01/19		12,983,000	13,141,055
WEC Energy Group, Inc.
3.38%	06/15/21		11,130,000	11,139,640
Wisconsin Public Service Corp.
1.65%	12/04/18		550,000	549,281

				1,547,867,383

Energy — 1.96%
Anadarko Petroleum Corp.
4.50%	07/15/44		20,146,000	18,520,067
Antero Resources Corp.
5.13%	12/01/22		4,576,000	4,664,088
BP Capital Markets PLC (United Kingdom)
3.51%	03/17/25	[1]	8,472,000	8,363,588
3.54%	11/04/24	[1]	19,083,000	18,932,235
Brooklyn Union Gas Co. (The)
3.41%	03/10/26	[3]	12,245,000	11,834,719
Canadian Natural Resources Ltd. (Canada)
3.85%	06/01/27	[1]	6,172,000	6,021,663
Centennial Resource Production LLC
5.38%	01/15/26	[3]	7,349,000	7,312,255
CrownRock LP/CrownRock Finance, Inc.
5.63%	10/15/25	[3]	3,017,000	2,941,726
Diamondback Energy, Inc.
4.75%	11/01/24		5,869,000	5,905,975
5.38%	05/31/25		12,688,000	13,021,060
Ecopetrol SA (Colombia)
5.88%	05/28/45	[1]	3,600,000	3,555,000
Enbridge Energy Partners LP
7.38%	10/15/45		12,955,000	17,156,788
Endeavor Energy Resources LP/EER Finance, Inc.
5.50%	01/30/26	[3]	2,394,000	2,405,970
5.75%	01/30/28	[3]	2,109,000	2,116,909
Energy Transfer Equity LP
4.25%	03/15/23		1,750,000	1,743,437

See accompanying notes to Schedule of Portfolio Investments.

113 / Semi-Annual Report September 2018

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Energy (continued)
5.50%	06/01/27		$10,057,000	$10,462,297
5.88%	01/15/24		25,073,000	26,546,039
Energy Transfer Partners LP
4.90%	03/15/35		6,490,000	6,133,913
4.95%	06/15/28		3,744,000	3,818,935
5.15%	03/15/45		83,802,000	79,535,473
EQT Corp.
3.90%	10/01/27		44,055,000	41,356,961
EQT Midstream Partners LP
5.50%	07/15/28		134,505,000	138,169,185
6.50%	07/15/48		5,145,000	5,498,696
Florida Gas Transmission Co. LLC
7.90%	05/15/19	[3]	21,200,000	21,820,026
Gulfport Energy Corp.
6.38%	05/15/25		5,618,000	5,526,707
Halliburton Co.
5.00%	11/15/45		10,689,000	11,419,180
Hess Corp.
5.60%	02/15/41		9,600,000	9,778,756
HollyFrontier Corp.
5.88%	04/01/26		18,275,000	19,499,105
KazMunayGas National Co. JSC (Kazakhstan)
5.38%	04/24/30	[1]	6,900,000	7,062,150
Kinder Morgan Energy Partners LP
5.00%	08/15/42		7,265,000	7,146,742
5.80%	03/15/35		8,465,000	9,270,084
Kinder Morgan, Inc.
5.30%	12/01/34		9,600,000	9,957,621
5.55%	06/01/45		11,525,000	12,205,298
5.63%	11/15/23	[3]	7,257,000	7,754,810
6.95%	06/01/28		6,665,000	7,623,718
Matador Resources Co.
5.88%	09/15/26	[3]	2,270,000	2,304,050
Newfield Exploration Co.
5.63%	07/01/24		747,000	789,019
5.75%	01/30/22		3,071,000	3,228,389
NGPL Pipe Co. LLC
4.38%	08/15/22	[3]	2,154,000	2,180,925
Noble Energy, Inc.
5.05%	11/15/44		9,088,000	8,794,085
Panhandle Eastern Pipeline Co. LP
8.13%	06/01/19		2,407,000	2,483,341
Parsley Energy LLC/Parsley Finance Corp.
5.25%	08/15/25	[3]	6,035,000	6,035,000
5.38%	01/15/25	[3]	7,313,000	7,367,847
5.63%	10/15/27	[3]	7,205,000	7,245,528
Peru LNG Srl (Peru)
5.38%	03/22/30	[1]	7,800,000	7,814,203

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Energy (continued)
Petrobras Global Finance BV (Netherlands)
5.75%	02/01/29	[1]	$5,500,000	$4,922,500
Petroleos del Peru SA, Series REGS (Peru)
4.75%	06/19/32	[1]	6,400,000	6,206,720
Petroleos Mexicanos (Mexico)
5.35%	02/12/28	[1,3]	7,800,000	7,378,800
6.75%	09/21/47	[1]	4,200,000	4,032,000
Plains All American Pipeline LP/PAA
Finance Corp.
3.60%	11/01/24		17,425,000	16,879,597
4.65%	10/15/25		103,903,000	105,386,688
Range Resources Corp.
4.88%	05/15/25		1,463,000	1,391,679
5.00%	03/15/23		2,630,000	2,590,550
Rockies Express Pipeline LLC
5.63%	04/15/20	[3]	36,054,000	37,225,755
6.00%	01/15/19	[3]	48,932,000	49,311,223
Ruby Pipeline LLC
6.00%	04/01/22	[3]	84,724,000	87,038,058
Sabine Pass Liquefaction LLC
4.20%	03/15/28		9,750,000	9,494,063
5.63%	03/01/25		33,017,000	35,276,601
5.75%	05/15/24		14,400,000	15,459,475
Shell International Finance BV (Netherlands)
4.38%	05/11/45	[1]	19,964,000	20,683,144
Spectra Energy Partners LP
4.60%	06/15/21		6,720,000	6,869,484
Sunoco Logistics Partners Operations LP
4.00%	10/01/27		12,107,000	11,516,076
5.40%	10/01/47		84,568,000	83,282,659
TC PipeLines LP
3.90%	05/25/27		61,814,000	58,665,411
4.38%	03/13/25		36,050,000	35,987,131
4.65%	06/15/21		6,108,000	6,213,442
Tennessee Gas Pipeline Co. LLC
8.38%	06/15/32		4,974,000	6,366,890
Transcontinental Gas Pipe Line Co. LLC
4.60%	03/15/48		11,280,000	11,022,357
TransMontaigne Partners LP/ TLP Finance Corp.
6.13%	02/15/26		2,548,000	2,414,230
Transocean Guardian Ltd. (Cayman Islands)
5.88%	01/15/24	[1,3]	11,760,000	11,907,000
Transocean Pontus Ltd. (Cayman Islands)
6.13%	08/01/25	[1,3]	16,376,000	16,682,886
Transocean Proteus Ltd. (Cayman Islands)
6.25%	12/01/24	[1,3]	15,240,500	15,564,361
Williams Cos., Inc. (The)
3.35%	08/15/22		9,200,000	9,012,130

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2018 / 114

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Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Energy (continued)
3.60%	03/15/22		$5,990,000	$5,955,809
3.70%	01/15/23		16,008,000	15,863,134
3.90%	01/15/25		7,257,000	7,059,011
4.50%	11/15/23		6,395,000	6,520,876
4.55%	06/24/24		30,550,000	31,121,844
6.30%	04/15/40		41,570,000	47,246,500
7.88%	09/01/21		4,318,000	4,801,959
WPX Energy, Inc.
5.75%	06/01/26		9,721,000	9,878,966

				1,420,552,572

Finance — 5.68%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)
3.50%	05/26/22	[1]	20,425,000	20,052,187
3.88%	01/23/28	[1]	6,245,000	5,792,237
3.95%	02/01/22	[1]	85,265,000	85,094,366
4.50%	05/15/21	[1]	16,345,000	16,651,469
4.63%	10/30/20	[1]	3,200,000	3,256,039
5.00%	10/01/21	[1]	52,862,000	54,461,075
Air Lease Corp.
2.13%	01/15/20		5,150,000	5,070,491
2.50%	03/01/21		28,960,000	28,211,036
3.00%	09/15/23		10,870,000	10,300,955
3.25%	03/01/25		15,100,000	14,073,645
3.38%	01/15/19		61,666,000	61,730,768
3.88%	07/03/23		3,285,000	3,258,847
4.75%	03/01/20		15,890,000	16,163,290
Alta Wind Holdings LLC
7.00%	06/30/35	[3,4,5]	19,538,171	20,913,988
American Express Credit Corp.
2.13%	03/18/19		24,197,000	24,145,835
American Express Credit Corp. (GMTN)
2.25%	08/15/19		300,000	298,604
American Express Credit Corp. (MTN)
1.88%	05/03/19		5,461,000	5,434,050
2.20%	03/03/20		20,090,000	19,869,119
Associates Corp. of North America
6.95%	11/01/18		25,559,000	25,628,866
BMW U.S. Capital LLC
3.10%	04/12/21	[3]	27,650,000	27,478,932
Citibank N.A. (BKNT)
3.05%	05/01/20		223,200,000	223,131,272
3.40%	07/23/21		25,065,000	25,070,616
Citigroup, Inc.
2.05%	12/07/18		352,946,000	352,675,961
2.05%	06/07/19		48,475,000	48,244,307
2.45%	01/10/20		8,190,000	8,121,025
2.50%	07/29/19		34,523,000	34,454,027

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance (continued)
2.55%	04/08/19		$105,290,000	$105,224,510
3.14%	01/24/23	[8]	32,045,000	31,452,818
3.67%	07/24/28	[8]	112,640,000	107,347,396
3.88%	10/25/23		14,165,000	14,227,142
3.89%	01/10/28	[8]	9,548,000	9,262,128
8.50%	05/22/19		47,207,000	48,868,545
Daimler Finance North America LLC
1.50%	07/05/19	[3]	11,600,000	11,487,485
1.75%	10/30/19	[3]	18,115,000	17,855,035
2.20%	05/05/20	[3]	5,950,000	5,850,933
2.30%	01/06/20	[3]	11,400,000	11,275,515
Discover Financial Services
3.85%	11/21/22		9,959,000	9,856,033
Ford Motor Credit Co. LLC
1.90%	08/12/19		14,465,000	14,314,412
2.02%	05/03/19		17,727,000	17,623,669
2.34%	11/02/20		31,147,000	30,237,268
2.43%	06/12/20		40,044,000	39,248,470
2.46%	03/27/20		4,410,000	4,337,487
2.55%	10/05/18		4,555,000	4,554,954
2.60%	11/04/19		350,000	347,347
2.68%	01/09/20		2,420,000	2,395,470
2.88%	10/01/18		26,346,000	26,346,000
3.16%	08/04/20		2,000,000	1,980,865
3.20%	01/15/21		10,360,000	10,201,821
3.22%	01/09/22		15,240,000	14,750,549
3.34%	03/18/21		24,035,000	23,721,596
3.34%	03/28/22		10,132,000	9,799,341
3.81%	10/12/21		22,199,000	22,056,536
5.75%	02/01/21		6,000,000	6,246,748
5.88%	08/02/21		11,055,000	11,569,214
8.13%	01/15/20		4,470,000	4,724,506
(LIBOR USD 3-Month plus 0.83%)
3.16%	03/12/19	[2]	15,000,000	15,016,111
(LIBOR USD 3-Month plus 0.88%)
3.08%	10/12/21	[2]	26,580,000	26,345,261
(LIBOR USD 3-Month plus 1.27%)
3.66%	03/28/22	[2]	30,153,000	30,127,977
Ford Motor Credit Co. LLC (MTN)
2.94%	01/08/19		63,346,000	63,358,669
GE Capital International Funding Co. (Ireland)
2.34%	11/15/20	[1]	74,285,000	72,455,323
3.37%	11/15/25	[1]	8,495,000	8,095,449
4.42%	11/15/35	[1]	115,439,000	108,837,234
General Motors Financial Co., Inc.
2.35%	10/04/19		19,090,000	18,971,338
2.40%	05/09/19		37,332,000	37,239,707
3.10%	01/15/19		161,350,000	161,466,938
3.20%	07/13/20		8,150,000	8,129,955

See accompanying notes to Schedule of Portfolio Investments.

115 / Semi-Annual Report September 2018

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance (continued)
3.55%	04/09/21		$56,289,000	$56,283,757
Goldman Sachs Group, Inc. (The)
2.55%	10/23/19		87,083,000	86,735,278
3.27%	09/29/25	[8]	128,010,000	122,339,407
3.69%	06/05/28	[8]	77,655,000	73,921,856
3.81%	04/23/29	[8]	63,900,000	61,026,986
3.85%	01/26/27		15,230,000	14,791,576
4.02%	10/31/38	[8]	6,115,000	5,679,004
5.25%	07/27/21		45,370,000	47,498,806
5.75%	01/24/22		11,425,000	12,155,202
Goldman Sachs Group, Inc. (The) (GMTN)
5.38%	03/15/20		60,000	61,860
Goldman Sachs Group, Inc. (The) (MTN)
3.85%	07/08/24		112,989,000	112,500,549
Goldman Sachs Group, Inc., Series D (The) (MTN)
6.00%	06/15/20		9,510,000	9,936,062
Morgan Stanley
2.50%	01/24/19		63,094,000	63,065,324
(LIBOR USD 3-Month plus 0.93%)
3.28%	07/22/22	[2]	166,435,000	167,932,915
Morgan Stanley (GMTN)
2.38%	07/23/19		27,425,000	27,325,447
2.45%	02/01/19		31,284,000	31,262,883
4.00%	07/23/25		19,191,000	19,065,155
5.50%	01/26/20		4,000,000	4,123,322
5.50%	07/24/20		41,588,000	43,167,385
7.30%	05/13/19		177,103,000	181,845,824
(LIBOR USD 3-Month plus 0.55%)
2.89%	02/10/21	[2]	229,580,000	230,360,244
(LIBOR USD 3-Month plus 1.38%)
3.72%	02/01/19	[2]	14,595,000	14,658,255
Morgan Stanley (MTN)
5.63%	09/23/19		102,468,000	105,085,427
Morgan Stanley, Series 3NC2
(LIBOR USD 3-Month plus 0.80%)
3.12%	02/14/20	[2]	185,790,000	186,238,575
Pipeline Funding Co. LLC
7.50%	01/15/30	[3]	26,063,536	30,432,079
Protective Life Global Funding
2.70%	11/25/20	[3]	29,420,000	28,982,569
Raymond James Financial, Inc.
4.95%	07/15/46		61,516,000	63,446,126

				4,106,712,635

Food — 0.89%
Campbell Soup Co.
3.30%	03/15/21		13,855,000	13,765,150
(LIBOR USD 3-Month plus 0.50%)
2.83%	03/16/20	[2]	78,590,000	78,513,360

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Food (continued)
Chobani LLC/Chobani Finance Corp., Inc.
7.50%	04/15/25	[3]	$14,944,000	$13,636,400
General Mills, Inc.
3.20%	04/16/21		9,140,000	9,086,245
3.70%	10/17/23		9,015,000	8,970,013
4.20%	04/17/28		65,555,000	64,677,652
Kraft Heinz Foods Co.
3.95%	07/15/25		29,054,000	28,672,800
4.38%	06/01/46		99,773,000	87,987,863
4.63%	01/30/29		20,885,000	20,892,710
5.20%	07/15/45		25,907,000	25,416,127
5.38%	02/10/20		3,505,000	3,603,408
(LIBOR USD 3-Month plus 0.42%)
2.76%	08/09/19	[2]	11,505,000	11,521,349
Lamb Weston Holdings, Inc.
4.63%	11/01/24	[3]	6,386,000	6,266,263
Mondelez International Holdings
Netherlands BV (Netherlands)
1.63%	10/28/19	[1,3]	121,532,000	119,796,037
2.00%	10/28/21	[1,3]	37,987,000	36,274,094
Mondelez International, Inc.
(LIBOR USD 3-Month plus 0.52%)
2.86%	02/01/19	[2]	11,740,000	11,756,339
Pilgrim’s Pride Corp.
5.88%	09/30/27	[3]	20,569,000	19,540,550
Post Holdings, Inc.
5.00%	08/15/26	[3]	6,794,000	6,445,807
5.63%	01/15/28	[3]	15,852,000	15,297,180
5.75%	03/01/27	[3]	10,574,000	10,402,173
Tyson Foods, Inc.
2.65%	08/15/19		50,879,000	50,779,226

				643,300,746

Gaming — 0.24%
GLP Capital LP/GLP Financing II, Inc.
4.38%	04/15/21		13,411,000	13,545,110
4.88%	11/01/20		14,594,000	14,906,312
5.25%	06/01/25		44,980,000	45,823,375
5.30%	01/15/29		18,660,000	18,807,414
5.38%	11/01/23		13,490,000	14,008,691
5.38%	04/15/26		47,881,000	48,743,337
5.75%	06/01/28		19,477,000	20,134,349

				175,968,588

Health Care — 5.67%
Abbott Laboratories
2.95%	03/15/25		10,040,000	9,599,178
3.75%	11/30/26		60,703,000	60,486,958

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2018 / 116

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Health Care (continued)
AbbVie, Inc.
2.00%	11/06/18		$5,900,000	$5,897,133
3.60%	05/14/25		49,022,000	47,515,901
4.25%	11/14/28		29,460,000	29,162,457
4.40%	11/06/42		17,333,000	16,084,209
4.50%	05/14/35		6,425,000	6,188,990
4.88%	11/14/48		45,815,000	45,125,319
Aetna, Inc.
4.13%	06/01/21		14,470,000	14,723,677
4.13%	11/15/42		7,005,000	6,414,776
Allergan Finance LLC
3.25%	10/01/22		11,837,000	11,621,532
Allergan Funding SCS (Luxembourg)
2.45%	06/15/19	[1]	13,082,000	13,041,022
3.45%	03/15/22	[1]	3,565,000	3,543,963
3.85%	06/15/24	[1]	64,733,000	64,108,367
Allergan Sales LLC
5.00%	12/15/21	[3]	24,925,000	25,841,978
Amgen, Inc.
4.40%	05/01/45		44,592,000	43,333,004
4.56%	06/15/48		21,700,000	21,295,487
4.66%	06/15/51		35,793,000	35,568,476
5.70%	02/01/19		63,260,000	63,931,314
Anthem, Inc.
2.25%	08/15/19		120,320,000	119,690,838
3.30%	01/15/23		25,705,000	25,305,493
3.35%	12/01/24		65,800,000	63,894,841
3.50%	08/15/24		11,095,000	10,826,499
3.65%	12/01/27		61,885,000	58,995,094
4.38%	12/01/47		6,894,000	6,564,269
4.65%	01/15/43		13,390,000	13,229,334
AstraZeneca PLC (United Kingdom)
1.75%	11/16/18	[1]	8,315,000	8,306,848
3.13%	06/12/27	[1]	89,510,000	83,423,410
3.38%	11/16/25	[1]	9,114,000	8,807,318
Bausch Health Cos., Inc.
9.25%	04/01/26	[3]	3,695,000	4,004,456
Bausch Health Cos., Inc. (Canada)
5.50%	03/01/23	[1,3]	700,000	676,375
5.50%	11/01/25	[1,3]	34,636,000	34,765,885
5.88%	05/15/23	[1,3]	16,808,000	16,408,810
6.13%	04/15/25	[1,3]	12,513,000	11,949,915
Baxalta, Inc.
2.88%	06/23/20		11,998,000	11,903,500
4.00%	06/23/25		5,160,000	5,117,538
Bayer U.S. Finance II LLC
2.13%	07/15/19	[3]	10,504,000	10,426,975
4.25%	12/15/25	[3]	12,551,000	12,485,366
4.38%	12/15/28	[3]	163,855,000	160,800,169

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Health Care (continued)
Bayer U.S. Finance LLC
2.38%	10/08/19	[3]	$159,742,000	$158,059,278
Becton Dickinson and Co.
2.68%	12/15/19		5,114,000	5,078,841
2.89%	06/06/22		13,340,000	12,921,791
3.25%	11/12/20		42,315,000	42,170,494
(LIBOR USD 3-Month plus 0.88%)
3.26%	12/29/20	[2]	119,397,000	119,581,332
Boston Scientific Corp.
6.00%	01/15/20		9,300,000	9,627,658
Catalent Pharma Solutions, Inc.
4.88%	01/15/26	[3]	7,723,000	7,472,003
Celgene Corp.
2.75%	02/15/23		65,075,000	62,445,607
2.88%	08/15/20		4,350,000	4,323,390
2.88%	02/19/21		21,625,000	21,389,422
3.45%	11/15/27		20,612,000	19,279,057
3.88%	08/15/25		20,105,000	19,835,705
3.90%	02/20/28		54,125,000	52,199,725
5.00%	08/15/45		127,831,000	126,831,362
Centene Corp.
4.75%	05/15/22		5,876,000	5,971,485
5.63%	02/15/21		3,755,000	3,830,100
CHS/Community Health Systems, Inc.
5.13%	08/01/21		1,841,000	1,799,577
8.63%	01/15/24	[3]	5,038,000	5,252,115
Cigna Corp.
3.05%	10/15/27		79,241,000	71,607,556
CVS Health Corp.
2.13%	06/01/21		15,110,000	14,593,889
2.25%	12/05/18		76,805,000	76,729,478
2.25%	08/12/19		12,000,000	11,935,873
2.75%	12/01/22		19,200,000	18,541,536
2.80%	07/20/20		74,671,000	73,947,177
3.13%	03/09/20		165,200,000	165,280,902
3.35%	03/09/21		20,127,000	20,097,291
3.88%	07/20/25		17,090,000	16,874,032
4.00%	12/05/23		24,268,000	24,343,370
4.13%	05/15/21		16,035,000	16,284,287
4.30%	03/25/28		50,320,000	50,021,750
4.78%	03/25/38		9,531,000	9,515,199
4.88%	07/20/35		34,160,000	34,448,396
5.05%	03/25/48		85,670,000	87,963,007
Elanco Animal Health, Inc.
3.91%	08/27/21	[3]	19,750,000	19,782,050
4.27%	08/28/23	[3]	6,000,000	6,030,811
4.90%	08/28/28	[3]	11,850,000	12,054,329
Fresenius Medical Care U.S. Finance II, Inc.
4.13%	10/15/20	[3]	3,850,000	3,894,789

See accompanying notes to Schedule of Portfolio Investments.

117 / Semi-Annual Report September 2018

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Health Care (continued)
5.63%	07/31/19	[3]	$143,484,000	$146,350,518
Gilead Sciences, Inc.
4.00%	09/01/36		18,275,000	17,638,981
4.50%	02/01/45		11,570,000	11,546,131
Halfmoon Parent, Inc.
3.20%	09/17/20	[3]	68,750,000	68,506,556
3.75%	07/15/23	[3]	96,000,000	95,534,928
4.38%	10/15/28	[3]	115,030,000	114,926,028
4.80%	08/15/38	[3]	69,938,000	70,354,261
4.90%	12/15/48	[3]	45,030,000	44,879,987
(LIBOR USD 3-Month plus 0.35%)
2.68%	03/17/20	[2,3]	25,000,000	25,041,637
(LIBOR USD 3-Month plus 0.65%)
2.98%	09/17/21	[2,3]	89,450,000	89,594,360
(LIBOR USD 3-Month plus 0.89%)
3.22%	07/15/23	[2,3]	75,000,000	75,053,102
HCA, Inc.
4.25%	10/15/19		9,790,000	9,887,900
4.75%	05/01/23		7,267,000	7,412,340
5.00%	03/15/24		48,736,000	50,076,240
5.25%	04/15/25		32,849,000	33,957,654
5.25%	06/15/26		5,387,000	5,548,610
6.50%	02/15/20		42,247,000	44,063,621
Hologic, Inc.
4.38%	10/15/25	[3]	8,394,000	8,037,255
4.63%	02/01/28	[3]	13,796,000	12,985,485
Humana, Inc.
2.63%	10/01/19		16,200,000	16,138,756
Johnson & Johnson
2.90%	01/15/28		18,650,000	17,711,909
3.40%	01/15/38		7,005,000	6,556,278
Kaiser Foundation Hospitals
4.15%	05/01/47		65,020,000	65,100,716
Molina Healthcare, Inc.
5.38%	11/15/22		18,703,000	19,123,817
Novartis Securities Investment Ltd. (Bermuda)
5.13%	02/10/19	[1]	33,393,000	33,642,062
Providence St. Joseph Health Obligated Group, Series H
2.75%	10/01/26		7,520,000	6,892,536
Shire Acquisitions Investments Ireland DAC (Ireland)
1.90%	09/23/19	[1]	68,138,000	67,425,596
2.40%	09/23/21	[1]	94,301,000	91,148,821
3.20%	09/23/26	[1]	8,400,000	7,768,315
Stryker Corp.
2.00%	03/08/19		29,913,000	29,826,970
Teleflex, Inc.
4.63%	11/15/27		4,186,000	3,987,165
Tenet Healthcare Corp.
4.38%	10/01/21		5,885,000	5,855,575

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Health Care (continued)
4.50%	04/01/21		$23,904,000	$23,933,880
4.63%	07/15/24		10,163,000	9,908,925
4.75%	06/01/20		1,290,000	1,304,513
Teva Pharmaceutical Finance IV LLC
2.25%	03/18/20		18,465,000	17,969,141
Teva Pharmaceutical Finance
Netherlands III BV (Netherlands)
1.70%	07/19/19	[1]	16,750,000	16,498,750
UnitedHealth Group, Inc.
3.95%	10/15/42		5,992,000	5,727,079
4.25%	03/15/43		12,365,000	12,372,335
4.75%	07/15/45		51,353,000	55,195,861
WellCare Health Plans, Inc.
5.25%	04/01/25		34,445,000	35,090,844
5.38%	08/15/26	[3]	1,901,000	1,943,773
Zimmer Biomet Holdings, Inc.
2.70%	04/01/20		250,000	247,654
(LIBOR USD 3-Month plus 0.75%)
3.09%	03/19/21	[2]	18,515,000	18,533,434

				4,104,381,637

Industrials — 0.89%
Amcor Finance USA, Inc.
3.63%	04/28/26	[3]	11,781,000	11,124,969
4.50%	05/15/28	[3]	4,210,000	4,185,297
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland)
4.25%	09/15/22	[1,3]	11,101,000	10,962,237
4.63%	05/15/23	[1,3]	15,515,000	15,456,819
6.00%	02/15/25	[1,3]	20,400,000	20,017,500
7.25%	05/15/24	[1,3]	14,860,000	15,603,000
BAE Systems Holdings, Inc.
6.38%	06/01/19	[3]	45,190,000	46,156,275
Ball Corp.
4.00%	11/15/23		9,502,000	9,311,960
Bemis Co., Inc.
6.80%	08/01/19		7,415,000	7,639,795
Berry Global, Inc.
4.50%	02/15/26	[3]	19,065,000	18,159,413
5.13%	07/15/23		3,836,000	3,879,155
Clean Harbors, Inc.
5.13%	06/01/21		24,390,000	24,511,950
Crown Americas LLC/Crown Americas Capital Corp. V
4.25%	09/30/26		3,847,000	3,529,623
General Electric Co. (GMTN)
2.20%	01/09/20		450,000	445,318
General Electric Co. (MTN)
4.38%	09/16/20		5,815,000	5,924,857
5.55%	05/04/20		5,825,000	6,013,468

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2018 / 118

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Industrials (continued)
5.88%	01/14/38		$16,465,000	$18,431,534
(LIBOR USD 3-Month plus 0.48%)
2.79%	08/15/36	[2]	12,690,000	10,578,016
General Electric Co., Series NOTZ (MTN)
(LIBOR USD 3-Month plus 0.80%)
3.14%	04/15/20	[2]	5,250,000	5,281,343
Graphic Packaging International LLC
4.13%	08/15/24		3,250,000	3,176,875
4.88%	11/15/22		7,563,000	7,619,723
Itron, Inc.
5.00%	01/15/26	[3]	19,844,000	19,099,850
L3 Technologies, Inc.
3.85%	06/15/23		106,275,000	106,601,907
4.40%	06/15/28		61,080,000	60,970,453
Multi-Color Corp.
4.88%	11/01/25	[3]	9,220,000	8,643,750
Northrop Grumman Corp.
3.20%	02/01/27		13,760,000	12,999,575
3.25%	01/15/28		44,655,000	42,072,962
OI European Group BV (Netherlands)
4.00%	03/15/23	[1,3]	7,036,000	6,701,790
Sealed Air Corp.
4.88%	12/01/22	[3]	6,050,000	6,133,187
5.13%	12/01/24	[3]	3,255,000	3,287,550
5.25%	04/01/23	[3]	610,000	623,725
5.50%	09/15/25	[3]	10,174,000	10,352,045
Siemens Financieringsmaatschappij NV (Netherlands)
1.30%	09/13/19	[1,3]	37,225,000	36,686,633
Silgan Holdings, Inc.
4.75%	03/15/25		3,730,000	3,594,787
United Technologies Corp.
4.50%	06/01/42		4,062,000	4,030,259
4.63%	11/16/48		2,885,000	2,920,097
8.75%	03/01/21		8,045,000	9,019,147
(LIBOR USD 3-Month plus 0.65%)
2.97%	08/16/21	[2]	36,840,000	36,942,615
Waste Management, Inc.
3.15%	11/15/27		7,500,000	7,149,030
WestRock MWV LLC
7.38%	09/01/19		11,000,000	11,395,333
WestRock RKT Co.
3.50%	03/01/20		5,395,000	5,397,017
4.45%	03/01/19		450,000	452,871

				643,083,710

Information Technology — 0.49%
Analog Devices, Inc.
2.85%	03/12/20		240,000	238,576

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Information Technology (continued)
Apple, Inc.
3.00%	11/13/27		$7,770,000	$7,384,105
Broadcom Corp./Broadcom Cayman Finance Ltd.
2.38%	01/15/20		205,809,000	203,457,015
Change Healthcare Holdings LLC/Change
Healthcare Finance, Inc.
5.75%	03/01/25	[3]	25,880,000	25,750,600
Dell International LLC/EMC Corp.
3.48%	06/01/19	[3]	41,913,000	42,025,763
IQVIA, Inc.
5.00%	10/15/26	[3]	5,800,000	5,705,170
MSCI, Inc.
4.75%	08/01/26	[3]	3,158,000	3,142,210
NXP BV/NXP Funding LLC (Netherlands)
3.88%	09/01/22	[1,3]	4,600,000	4,544,064
4.13%	06/01/21	[1,3]	14,690,000	14,710,860
Oracle Corp.
3.25%	11/15/27		23,940,000	23,029,909
Zayo Group LLC/Zayo Capital, Inc.
5.75%	01/15/27	[3]	27,608,000	27,677,020

				357,665,292

Insurance — 0.74%
Allstate Corp. (The)
(LIBOR USD 3-Month plus 0.43%)
2.82%	03/29/21	[2]	9,605,000	9,619,927
Berkshire Hathaway Finance Corp.
4.20%	08/15/48		56,331,000	56,084,834
4.30%	05/15/43		6,910,000	6,972,150
4.40%	05/15/42		5,472,000	5,558,055
Farmers Exchange Capital
7.05%	07/15/28	[3]	13,283,000	15,454,146
7.20%	07/15/48	[3]	18,265,000	21,538,517
Farmers Exchange Capital II
6.15%	11/01/53	[3,8]	64,140,000	68,103,275
Farmers Exchange Capital III
5.45%	10/15/54	[3,8]	72,575,000	71,849,250
Farmers Insurance Exchange
4.75%	11/01/57	[3,8]	19,580,000	17,717,896
Jackson National Life Global Funding
1.88%	10/15/18	[3]	55,605,000	55,582,091
MassMutual Global Funding II
2.00%	04/15/21	[3]	6,335,000	6,137,750
Metropolitan Life Global Funding I
1.55%	09/13/19	[3]	17,000,000	16,797,454
1.75%	12/19/18	[3]	46,175,000	46,107,654
2.50%	12/03/20	[3]	43,790,000	43,124,820
Nationwide Mutual Insurance Co.
4.62%	12/15/24	[3,8]	18,189,000	18,257,209

See accompanying notes to Schedule of Portfolio Investments.

119 / Semi-Annual Report September 2018

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Insurance (continued)
New York Life Global Funding
1.55%	11/02/18	[3]	$32,050,000	$32,025,145
2.00%	04/13/21	[3]	19,010,000	18,446,243
Pricoa Global Funding I
1.45%	09/13/19	[3]	8,500,000	8,353,481
Teachers Insurance & Annuity
Association of America
4.38%	09/15/54	[3,8]	19,825,000	19,958,670

				537,688,567

Materials — 0.32%
Axalta Coating Systems LLC
4.88%	08/15/24	[3]	49,795,000	49,048,075
Dow Chemical Co. (The)
8.55%	05/15/19		90,780,000	93,891,076
Georgia-Pacific LLC
2.54%	11/15/19	[3]	65,075,000	64,641,308
LyondellBasell Industries NV (Netherlands)
5.00%	04/15/19	[1]	4,194,000	4,215,309
Valvoline, Inc.
4.38%	08/15/25		16,105,000	14,997,781
5.50%	07/15/24		6,995,000	7,039,069

				233,832,618

Real Estate Investment Trust (REIT) — 2.38%
Alexandria Real Estate Equities, Inc.
2.75%	01/15/20		26,671,000	26,436,885
3.90%	06/15/23		50,429,000	50,647,610
4.60%	04/01/22		35,665,000	36,620,110
American Campus Communities
Operating Partnership LP
3.35%	10/01/20		14,995,000	14,923,969
3.63%	11/15/27		7,795,000	7,362,597
3.75%	04/15/23		43,679,000	43,168,087
American Tower Corp.
2.80%	06/01/20		15,030,000	14,877,986
3.00%	06/15/23		54,140,000	52,178,686
3.40%	02/15/19		22,278,000	22,323,123
3.60%	01/15/28		8,180,000	7,658,165
AvalonBay Communities, Inc. (GMTN)
3.95%	01/15/21		6,620,000	6,671,868
AvalonBay Communities, Inc. (MTN)
(LIBOR USD 3-Month plus 0.43%)
2.77%	01/15/21	[2]	66,515,000	66,495,031
Boston Properties LP
2.75%	10/01/26		45,114,000	40,907,152
3.20%	01/15/25		71,105,000	67,851,449
5.63%	11/15/20		7,914,000	8,233,282
5.88%	10/15/19		31,891,000	32,646,473

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Real Estate Investment Trust (REIT) (continued)
CC Holdings GS V LLC/Crown Castle
GS III Corp.
3.85%	04/15/23		$14,119,000	$14,040,174
Crown Castle International Corp.
3.15%	07/15/23		60,915,000	58,766,619
3.20%	09/01/24		29,440,000	27,958,345
4.75%	05/15/47		5,440,000	5,175,836
Digital Realty Trust LP
5.88%	02/01/20		18,197,000	18,667,621
Greystar Student Housing Growth & Income OP LP
4.60%	12/01/24		25,148,000	25,908,727
HCP, Inc.
2.63%	02/01/20		32,873,000	32,590,785
3.15%	08/01/22		11,570,000	11,273,866
3.75%	02/01/19		85,707,000	85,884,371
3.88%	08/15/24		26,674,000	26,097,868
4.00%	12/01/22		49,735,000	49,839,570
4.20%	03/01/24		22,759,000	22,718,455
4.25%	11/15/23		78,085,000	78,351,270
Healthcare Realty Trust, Inc.
3.75%	04/15/23		14,015,000	13,722,313
Healthcare Trust of America Holdings LP
3.75%	07/01/27		20,820,000	19,641,986
Host Hotels & Resorts LP
5.25%	03/15/22		23,035,000	23,822,456
Kilroy Realty LP
3.45%	12/15/24		27,770,000	26,562,047
Liberty Property LP
3.38%	06/15/23		9,128,000	8,920,703
Life Storage LP
3.88%	12/15/27		6,960,000	6,574,186
MGM Growth Properties Operating Partnership LP/MGP
Finance Co.-Issuer, Inc.
4.50%	01/15/28		5,612,000	5,163,601
Mid-America Apartments LP
4.30%	10/15/23		9,636,000	9,757,062
Reckson Operating Partnership LP
7.75%	03/15/20		26,913,000	28,440,986
SBA Communications Corp.
4.88%	09/01/24		2,494,000	2,469,060
SL Green Operating Partnership LP
3.25%	10/15/22		16,935,000	16,444,545
(LIBOR USD 3-Month plus 0.98%)
3.35%	08/16/21	[2]	19,510,000	19,536,028
SL Green Realty Corp.
4.50%	12/01/22		14,495,000	14,669,327
Ventas Realty LP
3.25%	10/15/26		11,135,000	10,304,084
3.50%	02/01/25		24,770,000	23,682,640

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2018 / 120

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Real Estate Investment Trust (REIT) (continued)
3.75%	05/01/24		$15,995,000	$15,667,486
4.13%	01/15/26		22,855,000	22,533,288
Ventas Realty LP/Ventas Capital Corp.
2.70%	04/01/20		55,838,000	55,369,866
3.25%	08/15/22		8,087,000	7,934,647
VEREIT Operating Partnership LP
3.00%	02/06/19		42,463,000	42,448,202
WEA Finance LLC/Westfield UK & Europe Finance PLC
2.70%	09/17/19	[3]	177,642,000	177,168,167
3.25%	10/05/20	[3]	100,965,000	100,367,136
Welltower, Inc.
4.00%	06/01/25		29,799,000	29,441,572
4.13%	04/01/19		74,948,000	75,191,169
4.95%	09/01/48		13,500,000	13,396,798

				1,725,505,335

Retail — 0.65%
Alimentation Couche-Tard, Inc. (Canada)
2.35%	12/13/19	[1,3]	55,703,000	55,180,236
3.55%	07/26/27	[1,3]	11,115,000	10,436,738
BC ULC/New Red Finance, Inc. (Canada)
4.25%	05/15/24	[1,3]	12,794,000	12,154,300
Cumberland Farms, Inc.
6.75%	05/01/25	[3]	4,404,000	4,533,367
Dollar Tree, Inc.
(LIBOR USD 3-Month plus 0.70%)
3.04%	04/17/20	[2]	40,895,000	40,960,535
Family Dollar Stores, Inc.
5.00%	02/01/21		20,090,000	20,680,780
Rite Aid Corp.
6.13%	04/01/23	[3]	39,110,000	35,247,887
Walgreens Boots Alliance, Inc.
2.70%	11/18/19		76,310,000	76,026,405
3.45%	06/01/26		45,960,000	43,686,117
3.80%	11/18/24		12,300,000	12,157,523
4.80%	11/18/44		15,564,000	15,105,018
Walmart, Inc.
3.55%	06/26/25		54,830,000	55,151,041
3.70%	06/26/28		77,680,000	77,704,508
4.05%	06/29/48		9,140,000	9,237,455

				468,261,910

Services — 0.21%
DP World Crescent, Ltd. (Cayman Islands)
4.85%	09/26/28	[1,3]	2,524,000	2,505,070
Gartner, Inc.
5.13%	04/01/25	[3]	1,488,000	1,502,002
IHS Markit Ltd. (Bermuda)
4.00%	03/01/26	[1,3]	23,253,000	22,308,347

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Services (continued)
4.13%	08/01/23	[1]	$29,665,000	$29,645,124
4.75%	02/15/25	[1,3]	20,397,000	20,744,361
4.75%	08/01/28	[1]	5,000,000	5,022,900
5.00%	11/01/22	[1,3]	34,227,000	35,411,254
Matthews International Corp.
5.25%	12/01/25	[3]	2,279,000	2,222,025
Moody’s Corp.
3.25%	06/07/21		6,700,000	6,684,801
Northwestern University
3.69%	12/01/38		20,570,000	19,891,479
Service Corp. International/U.S.
4.63%	12/15/27		2,428,000	2,336,489

				148,273,852

Transportation — 0.56%
America West Airlines Pass-Through Trust,
Series 1999-1, Class G
7.93%	01/02/19		1,120,189	1,138,392
America West Airlines Pass-Through Trust,
Series 2001-1, Class G
7.10%	04/02/21		5,762,107	6,053,669
American Airlines Pass-Through Trust,
Series 2011-1, Class A
5.25%	01/31/21		2,130,253	2,202,255
American Airlines Pass-Through Trust,
Series 2013-1, Class A
4.00%	07/15/25		17,844,649	17,679,104
American Airlines Pass-Through Trust,
Series 2013-2, Class A
4.95%	01/15/23		68,573,754	70,140,150
American Airlines Pass-Through Trust,
Series 2017-2, Class AA
3.35%	10/15/29		19,945,000	19,109,305
Continental Airlines Pass-Through Trust,
Series 1999-1, Class A
6.55%	02/02/19		1,009,035	1,021,052
Continental Airlines Pass-Through Trust,
Series 1999-2 AMBC, Class C2
6.24%	03/15/20		27,134	27,541
Continental Airlines Pass-Through Trust,
Series 1999-2, Class A
7.26%	03/15/20		2,271,504	2,335,333
Continental Airlines Pass-Through Trust,
Series 2000-1, Class A1
8.05%	11/01/20		7,910	8,257
Continental Airlines Pass-Through Trust,
Series 2000-2, Class A1
7.71%	04/02/21		1,599,508	1,684,410
Continental Airlines Pass-Through Trust,
Series 2007-1, Class A
5.98%	04/19/22		31,319,697	33,135,613

See accompanying notes to Schedule of Portfolio Investments.

121 / Semi-Annual Report September 2018

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Transportation (continued)
Continental Airlines Pass-Through Trust,
Series 2007-1, Class B
6.90%	04/19/22		$672,979	$692,361
Continental Airlines Pass-Through Trust,
Series 2009, Class A
7.25%	11/10/19		28,836,328	29,881,645
Delta Air Lines Pass-Through Trust,
Series 2002-1, Class G1
6.72%	01/02/23		37,385,226	39,670,436
Northwest Airlines Pass-Through Trust,
Series 2001-1, Class A1
7.04%	04/01/22		3,288,876	3,566,457
SMBC Aviation Capital Finance DAC (Ireland)
3.00%	07/15/22	[1,3]	22,325,000	21,461,819
U.S. Airways Pass-Through Trust,
Series 2001-1, Class G
7.08%	03/20/21		630,930	663,970
U.S. Airways Pass-Through Trust,
Series 2010-1, Class A
6.25%	04/22/23		18,588,349	19,884,273
U.S. Airways Pass-Through Trust,
Series 2011-1, Class A
7.13%	10/22/23		3,453,789	3,783,849
U.S. Airways Pass-Through Trust,
Series 2012-1, Class A
5.90%	10/01/24		43,137,114	46,015,783
U.S. Airways Pass-Through Trust,
Series 2012-2, Class A
4.63%	06/03/25		10,285	10,432
Union Pacific Corp.
3.95%	09/10/28		48,890,000	49,227,681
United Airlines Pass-Through Trust,
Series 2018-1, Class AA
3.50%	03/01/30		34,925,000	33,768,983

				403,162,770

Total Corporates
(Cost $24,545,743,921)				24,243,793,159

FOREIGN GOVERNMENT OBLIGATIONS — 0.06%
Foreign Government Obligations — 0.06%
Argentine Republic Government International Bond (Argentina)
6.88%	04/22/21	[1]	3,650,000	3,522,250
Bahrain Government International Bond,
Series REGS (Bahrain)
7.00%	10/12/28	[1]	1,612,000	1,612,000
Colombia Government International Bond (Colombia)
4.00%	02/26/24	[1]	4,500,000	4,503,375
Egypt Government International Bond (Egypt)
5.58%	02/21/23	[1,3]	2,294,000	2,230,915

Issues	Maturity Date		Principal Amount	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Foreign Government Obligations (continued)
Oman Government International Bond
(Oman)
5.63%	01/17/28	[1,3]	$9,150,000	$9,013,592
Perusahaan Penerbit SBSN Indonesia III
(Indonesia)
4.15%	03/29/27	[1]	9,100,000	8,861,125
Qatar Government International Bond
(Qatar)
4.50%	04/23/28	[1]	2,800,000	2,891,000
Saudi Government International Bond (Saudi
Arabia)
4.00%	04/17/25	[1,3]	6,800,000	6,827,200
Uruguay Government International Bond
(Uruguay)
4.38%	10/27/27	[1]	6,400,000	6,519,680

Total Foreign Government Obligations
(Cost $45,993,653)				45,981,137

MORTGAGE-BACKED — 40.52%**
Non-Agency Commercial
Mortgage-Backed — 1.68%
225 Liberty Street Trust,
Series 2016-225L, Class A
3.60%	02/10/36	[3]	63,710,000	63,060,872
Banc of America Merrill Lynch Commercial
Mortgage Trust, Series 2012-PARK, Class A
2.96%	12/10/30	[3]	19,773,000	19,537,154
Banc of America Merrill Lynch Commercial
Mortgage Trust, Series 2018-PARK, Class A
4.09%	08/10/38	[3,8]	99,295,000	101,433,789
Banc of America Merrill Lynch Trust, Series
2011-FSHN, Class A
4.42%	07/11/33	[3]	7,740,000	7,953,113
Bayview Commercial Asset Trust,
Series 2004-1, Class A
(LIBOR USD 1-Month plus 0.54%)
2.76%	04/25/34	[2,3]	31,233	30,987
Bayview Commercial Asset Trust,
Series 2004-2, Class A
(LIBOR USD 1-Month plus 0.43%)
2.65%	08/25/34	[2,3]	305,206	300,128
BB-UBS Trust, Series 2013-SHOW, Class A
3.43%	11/05/36	[3]	8,640,000	8,457,826
BENCHMARK Mortgage Trust,
Series 2018-B1, Class A2
3.57%	01/15/51		580,000	583,640
Capmark Mortgage Securities, Inc., Series
1998-C2, Class X (IO)
1.31%	05/15/35	[8]	3,077,644	4,455
CGRBS Commercial Mortgage Trust,
Series 2013-VN05, Class A

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2018 / 122

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Commercial Mortgage-Backed (continued)
3.37%	03/13/35	[3]	$42,582,744	$42,284,776
Citigroup Commercial Mortgage Trust,
Series 2013-375P, Class A
3.25%	05/10/35	[3]	5,000	4,953
Commercial Mortgage Trust,
Series 2013-300P, Class A1
4.35%	08/10/30	[3]	14,635,000	15,181,298
Commercial Mortgage Trust,
Series 2013-CR12, Class A4
4.05%	10/10/46		440,000	451,902
Commercial Mortgage Trust,
Series 2013-SFS, Class A2
3.09%	04/12/35	[3,8]	7,205,000	7,034,133
Commercial Mortgage Trust,
Series 2014-277P, Class A
3.73%	08/10/49	[3,8]	15,960,000	15,972,848
Commercial Mortgage Trust,
Series 2015-3BP, Class A
3.18%	02/10/35	[3]	16,440,000	16,014,658
Commercial Mortgage Trust,
Series 2016-787S, Class A
3.55%	02/10/36	[3]	74,550,000	73,421,074
Core Industrial Trust, Series 2015-CALW,
Class A
3.04%	02/10/34	[3]	45,744,931	45,328,424
Core Industrial Trust, Series 2015-TEXW,
Class A
3.08%	02/10/34	[3]	3,051,927	3,025,705
DBUBS Mortgage Trust, Series 2011-LC1A,
Class A2
4.53%	11/10/46	[3]	2,863,998	2,879,321
Eleven Madison Mortgage Trust,
Series 2015-11MD, Class A
3.67%	09/10/35	[3,8]	1,362,500	1,354,346
GE Business Loan Trust, Series 2007-1A,
Class A
(LIBOR USD 1-Month plus 0.17%)
2.33%	04/15/35	[2,3]	7,979,466	7,831,267
GRACE Mortgage Trust,
Series 2014-GRCE, Class A
3.37%	06/10/28	[3]	73,520,000	73,589,403
GS Mortgage Securities Corp. II,
Series 2013-KING, Class A
2.71%	12/10/27	[3]	7,416,070	7,395,119
GS Mortgage Securities Trust,
Series 2010-C2, Class A1
3.85%	12/10/43	[3]	3,257,365	3,284,365
GS Mortgage Securities Trust,
Series 2011-GC5, Class A4
3.71%	08/10/44		87,335,000	88,256,114
GS Mortgage Securities Trust,
Series 2012-ALOH, Class A

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Commercial Mortgage-Backed (continued)
3.55%	04/10/34	[3]	$59,497,000	$59,734,399
GS Mortgage Securities Trust,
Series 2012-SHOP, Class A
2.93%	06/05/31	[3]	60,259,000	60,296,517
Irvine Core Office Trust, Series 2013-IRV,
Class A1
2.07%	05/15/48	[3]	6,895,685	6,700,571
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2006-LDP9,
Class A3S
5.24%	05/15/47	[3]	1,298,011	1,293,593
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2011-C5,
Class A3
4.17%	08/15/46		38,652,854	39,485,570
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2012-HSBC,
Class A
3.09%	07/05/32	[3]	41,223,225	40,885,953
Lehman Brothers Small Balance Commercial
Mortgage Trust, Series 2007-1A, Class 2A3
5.62%	03/25/37	[3,8]	2,501,115	2,515,845
Morgan Stanley Bank of America Merrill
Lynch Trust, Series 2012-C6, Class A3
2.51%	11/15/45		13,876,401	13,778,062
Morgan Stanley Bank of America Merrill
Lynch Trust, Series 2014-C17, Class A3
3.53%	08/15/47		47,530,000	47,661,896
Morgan Stanley Capital I Trust,
Series 2013-WLSR, Class A
2.70%	01/11/32	[3]	3,720,000	3,688,095
Morgan Stanley Capital I Trust,
Series 2014-CPT, Class A
3.35%	07/13/29	[3]	975,000	975,080
Morgan Stanley Capital I Trust,
Series 2014-MP, Class A
3.47%	08/11/33	[3]	94,742,500	95,347,488
Morgan Stanley Capital I Trust,
Series 2015-420, Class A
3.73%	10/12/50	[3]	1,065,000	1,056,105
Queens Center Mortgage Trust, Series
2013-QCA, Class A
3.28%	01/11/37	[3]	15,810,000	15,346,857
RBS Commercial Funding, Inc., Trust,
Series 2013-GSP, Class A
3.96%	01/13/32	[3,8]	103,085,000	104,227,120
SFAVE Commercial Mortgage Securities
Trust, Series 2015-5AVE, Class A1
3.87%	01/05/43	[3,8]	20,040,000	19,111,120
VNDO Mortgage Trust, Series 2012-6AVE,
Class A
3.00%	11/15/30	[3]	19,925,000	19,627,829

See accompanying notes to Schedule of Portfolio Investments.

123 / Semi-Annual Report September 2018

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Commercial Mortgage-Backed (continued)
Wells Fargo Commercial Mortgage Trust,
Series 2010-C1, Class A2
4.39%	11/15/43	[3]	$900,000	$916,764
Wells Fargo Commercial Mortgage Trust,
Series 2013-120B, Class A
2.80%	03/18/28	[3,8]	30,580,000	30,250,592
WF-RBS Commercial Mortgage Trust,
Series 2010-C8, Class A3
3.00%	08/15/45		47,205,000	46,529,681
WF-RBS Commercial Mortgage Trust,
Series 2011-C4, Class A3
4.39%	06/15/44	[3]	231,415	232,552

				1,214,333,359

Non-Agency Mortgage-Backed — 6.92%
Aames Mortgage Trust,
Series 2002-1, Class A3
(STEP-reset date 11/25/18)
7.40%	06/25/32		48,458	48,614
Accredited Mortgage Loan Trust,
Series 2007-1, Class A4
(LIBOR USD 1-Month plus 0.22%)
2.44%	02/25/37	[2]	46,525,000	45,511,630
ACE Securities Corp. Home Equity Loan
Trust, Series 2004-IN1, Class A1
(LIBOR USD 1-Month plus 0.64%)
2.86%	05/25/34	[2]	4,201	3,983
ACE Securities Corp. Home Equity Loan
Trust, Series 2006-HE3, Class A2C
(LIBOR USD 1-Month plus 0.15%)
2.37%	06/25/36	[2]	3,598,471	2,930,629
ACE Securities Corp. Home Equity Loan
Trust, Series 2007-ASAP2, Class A1
(LIBOR USD 1-Month plus 0.19%)
2.41%	06/25/37	[2]	49,537,452	41,558,033
Adjustable Rate Mortgage Trust,
Series 2005-10, Class 6A1
(LIBOR USD 1-Month plus 0.54%)
2.76%	01/25/36	[2]	354,190	338,605
Adjustable Rate Mortgage Trust,
Series 2005-5, Class 6A21
(LIBOR USD 1-Month plus 0.23%)
2.45%	09/25/35	[2]	705,428	706,206
Adjustable Rate Mortgage Trust,
Series 2006-3, Class 4A32
(LIBOR USD 1-Month plus 0.20%)
2.42%	08/25/36	[2]	13,693,200	13,540,012
American Home Mortgage Assets Trust,
Series 2006-3, Class 2A12
(Federal Reserve US 12-Month Cumulative Average plus 1.15%)
2.99%	10/25/46	[2]	52,615,908	48,829,667

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
American Home Mortgage Assets Trust,
Series 2007-2, Class A1
(LIBOR USD 1-Month plus 0.13%)
2.34%	03/25/47	[2]	$17,407,069	$16,295,396
American Home Mortgage Investment Trust,
Series 2004-3, Class 2A
(LIBOR USD 6-Month plus 1.50%)
4.03%	10/25/34	[2]	7,178,352	7,101,394
Ameriquest Mortgage Securities Trust,
Series 2006-R1, Class M1
(LIBOR USD 1-Month plus 0.39%)
2.61%	03/25/36	[2]	20,041,967	20,504,946
Ameriquest Mortgage Securities, Inc.,
Asset-Backed Pass-Through Certificates,
Series 2004-R10, Class A1
(LIBOR USD 1-Month plus 0.66%)
2.88%	11/25/34	[2]	32,421,708	32,364,252
Ameriquest Mortgage Securities, Inc.,
Asset-Backed Pass-Through Certificates,
Series 2005-R11, Class M1
(LIBOR USD 1-Month plus 0.45%)
2.67%	01/25/36	[2]	19,225,000	19,296,967
Amresco Residential Securities Corp.
Mortgage Loan Trust, Series 1998-1,
Class A5 (STEP-reset date 11/25/18)
7.32%	10/25/27		51,781	53,387
Argent Securities, Inc., Asset-Backed
Pass-Through Certificates Series 2005-W3,
Class M1
(LIBOR USD 1-Month plus 0.44%)
2.66%	11/25/35	[2]	19,840,000	19,508,144
Argent Securities, Inc., Asset-Backed
Pass-Through Certificates, Series 2004-W6,
Class AV2
(LIBOR USD 1-Month plus 0.90%)
3.12%	05/25/34	[2]	13,828,146	13,822,958
Argent Securities, Inc., Asset-Backed
Pass-Through Certificates, Series 2005-W2,
Class A1
(LIBOR USD 1-Month plus 0.26%)
2.48%	10/25/35	[2]	17,589,203	17,584,591
Argent Securities, Inc., Asset-Backed
Pass-Through Certificates, Series 2005-W3,
Class A1
(LIBOR USD 1-Month plus 0.26%)
2.48%	11/25/35	[2]	36,958,483	37,035,953
Asset-Backed Funding Certificates,
Series 2005-HE1, Class M1
(LIBOR USD 1-Month plus 0.63%)
2.85%	03/25/35	[2]	9,964,163	9,986,310
Asset-Backed Funding Certificates,
Series 2006-OPT3, Class A3B

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2018 / 124

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Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
(LIBOR USD 1-Month plus 0.16%)
2.38%	11/25/36	[2]	$23,754,616	$14,751,467
Asset-Backed Funding Certificates, Series 2007-WMC1, Class A2B
(LIBOR USD 1-Month plus 1.00%)
3.22%	06/25/37	[2]	25,038,857	21,652,970
Asset-Backed Securities Corp. Home Equity Loan Trust, Series 2006-HE5, Class A1
(LIBOR USD 1-Month plus 0.13%)
2.34%	07/25/36	[2]	18,925,422	18,833,622
Asset-Backed Securities Corp. Home Equity Loan Trust, Series 2006-HE6, Class A5
(LIBOR USD 1-Month plus 0.23%)
2.45%	11/25/36	[2]	18,411,000	17,494,418
Banc of America Funding Trust, Series 2003-2, Class 1A1
6.50%	06/25/32		20,109	21,281
Banc of America Funding Trust, Series 2006-D, Class 3A1
3.91%	05/20/36	[8]	6,476,819	6,264,826
Banc of America Funding Trust, Series 2006-E, Class 2A1
4.26%	06/20/36	[8]	91,638	89,947
Banc of America Funding Trust, Series 2006-G, Class 2A1
(LIBOR USD 1-Month plus 0.22%)
2.39%	07/20/36	[2]	7,794,904	7,779,898
Banc of America Funding Trust, Series 2006-H, Class 3A1
4.25%	09/20/46	[8]	1,711,381	1,599,350
Banc of America Funding Trust, Series 2014-R8, Class A1
(LIBOR USD 1-Month plus 0.24%)
2.46%	06/26/36	[2,3]	8,215,492	8,183,797
Banc of America Funding Trust, Series 2015-R2, Class 1A1
(LIBOR USD 1-Month plus 0.14%)
2.36%	08/27/36	[2,3]	33,086,438	32,489,664
Banc of America Funding Trust, Series 2015-R2, Class 3A1
(LIBOR USD 1-Month plus 0.26%)
2.48%	04/29/37	[2,3]	17,447,045	17,291,278
Banc of America Funding Trust, Series 2015-R2, Class 7A1
(LIBOR USD 1-Month plus 0.28%)
2.50%	09/29/36	[2,3]	13,690,001	13,657,180
Banc of America Funding Trust, Series 2015-R2, Class 9A1
(LIBOR USD 1-Month plus 0.22%)
2.43%	03/27/36	[2,3]	7,886,965	7,777,777

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Banc of America Funding Trust, Series 2015-R5, Class 1A1
(LIBOR USD 1-Month plus 0.13%)
2.35%	10/26/36	[2,3]	$46,649,937	$46,016,034
Banc of America Funding Trust, Series 2015-R5, Class 1A2
(LIBOR USD 1-Month plus 0.13%)
2.35%	10/26/36	[2,3]	42,536,000	40,729,441
Banc of America Funding Trust, Series 2016-R1, Class A1
2.50%	03/25/40	[3,8]	38,084,361	37,069,900
Banc of America Mortgage Securities, Inc., Series 2004-F, Class 1A1
4.49%	07/25/34	[8]	52,170	53,503
Banc of America Mortgage Securities, Inc., Series 2005-C, Class 2A2
4.03%	04/25/35	[8]	510,201	491,048
Banc of America Mortgage Securities, Inc., Series 2006-2, Class A2
0.00 X LIBOR USD 1-Month plus 6.00%, 6.00% Cap)
6.00%	07/25/46	[2]	203,627	193,950
Banc of America Mortgage Securities, Inc., Series 2007-1, Class 1A24
6.00%	03/25/37		892,922	845,859
Banc of America Mortgage Securities, Inc., Series 2007-3, Class 1A1
6.00%	09/25/37		515,203	499,619
BCAP LLC Trust, Series 2007-AA2, Class 2A5
6.00%	04/25/37		321,839	267,603
BCAP LLC Trust, Series 2007-AA5, Class A1
(LIBOR USD 1-Month plus 0.65%)
2.87%	09/25/47	[2]	29,703,427	28,124,001
BCAP LLC Trust, Series 2009-RR10, Class 7A1
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 2.30%)
4.77%	10/26/35	[2,3]	496,627	497,644
BCAP LLC Trust, Series 2011-RR3, Class 5A3
3.92%	11/27/37	[3,8]	2,629,953	2,632,475
BCAP LLC Trust, Series 2015-RR2, Class 26A1
3.96%	03/28/36	[3,8]	5,877,423	5,933,959
Bear Stearns ALT-A Trust, Series 2005-4, Class 22A2
4.01%	05/25/35	[8]	22,759	21,447
Bear Stearns ALT-A Trust, Series 2005-7, Class 11A1
(LIBOR USD 1-Month plus 0.54%)
2.76%	08/25/35	[2]	458,179	459,022

See accompanying notes to Schedule of Portfolio Investments.

125 / Semi-Annual Report September 2018

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Bear Stearns ALT-A Trust, Series 2006-4, Class 32A1
3.98%	07/25/36	[8]	$2,273,947	$1,979,866
Bear Stearns ARM Trust, Series 2004-1, Class 13A2
3.89%	04/25/34	[8]	8,974	9,038
Bear Stearns ARM Trust, Series 2004-10, Class 14A1
3.64%	01/25/35	[8]	3,460,453	3,439,959
Bear Stearns ARM Trust, Series 2006-4, Class 2A1
3.87%	10/25/36	[8]	744,676	711,860
Bear Stearns Asset-Backed Securities I Trust, Series 2005-AC5, Class 2A3
(LIBOR USD 1-Month plus 0.25%)
2.47%	08/25/20	[2]	1,698,497	1,170,561
Bear Stearns Asset-Backed Securities I Trust, Series 2006-AC2, Class 21A3
6.00%	03/25/36		953,092	1,062,602
Bear Stearns Asset-Backed Securities I Trust, Series 2006-HE9, Class 3A
(LIBOR USD 1-Month plus 0.14%)
2.36%	11/25/36	[2]	10,010,741	9,208,593
Bear Stearns Asset-Backed Securities Trust, Series 2003-AC7, Class A1 (STEP-reset date 11/25/18)
5.50%	01/25/34		757,570	762,957
Bear Stearns Asset-Backed Securities Trust, Series 2003-AC7, Class A2 (STEP-reset date 11/25/18)
5.75%	01/25/34		683,000	688,893
Bear Stearns Mortgage Funding Trust, Series 2006-AR3, Class 1A1
(LIBOR USD 1-Month plus 0.18%)
2.40%	10/25/36	[2]	2,580,195	2,419,850
Bear Stearns Mortgage Funding Trust, Series 2007-AR5, Class 1A1A
(LIBOR USD 1-Month plus 0.17%)
2.39%	06/25/47	[2]	647,328	612,327
Bombardier Capital Mortgage Securitization Corp., Series 2001-A, Class A
6.81%	12/15/30	[8]	1,132,729	1,137,467
Carrington Mortgage Loan Trust, Series 2005-NC5, Class M1
(LIBOR USD 1-Month plus 0.48%)
2.70%	10/25/35	[2]	724,824	727,112
Carrington Mortgage Loan Trust, Series 2006-NC1, Class A4
(LIBOR USD 1-Month plus 0.31%)
2.53%	01/25/36	[2]	75,435,000	74,899,223
Centex Home Equity Loan Trust, Series 2006-A, Class AV4

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
(LIBOR USD 1-Month plus 0.25%)
2.47%	06/25/36	[2]	$11,869,808	$11,903,697
Chase Funding Trust, Series 2003-5, Class 2A2
(LIBOR USD 1-Month plus 0.60%)
2.82%	07/25/33	[2]	3,059	2,945
Chase Funding Trust, Series 2004-2, Class 2A2
(LIBOR USD 1-Month plus 0.50%)
2.72%	02/26/35	[2]	5,668	5,078
Chase Mortgage Finance Trust, Series 2006-A1, Class 1A2
4.11%	09/25/36	[8]	1,013,288	952,149
Chase Mortgage Finance Trust, Series 2006-S3, Class 2A1
5.50%	11/25/21		1,908,896	1,415,999
Chase Mortgage Finance Trust, Series 2007-A2, Class 2A3
4.12%	07/25/37	[8]	2,733,836	2,796,745
Chaseflex Trust, Series 2005-2, Class 4A2
5.50%	05/25/20		1,236,752	1,112,759
Chaseflex Trust, Series 2006-2, Class A2B
(LIBOR USD 1-Month plus 0.20%)
2.42%	09/25/36	[2]	9,185,352	8,424,704
CIM Trust, Series 2015-4AG, Class A1
(LIBOR USD 1-Month plus 2.00%)
4.10%	10/25/57	[2,3]	47,021,004	47,798,867
CIM Trust, Series 2016-4, Class A1
(LIBOR USD 1-Month plus 2.00%)
4.10%	10/25/57	[2,3]	284,070,286	294,778,713
CIM Trust, Series 2017-5, Class A1
2.30%	05/25/57	[3,8]	14,671,141	14,504,860
CIM Trust, Series 2017-8, Class A1
3.00%	12/25/65	[3,8]	141,485,109	139,277,361
CIM Trust, Series 2018-R1, Class A1
3.65%	05/01/55	[3]	122,898,656	123,260,089
CIM Trust, Series 2018-R2, Class A1
3.69%	08/25/57	[3,8]	83,749,206	83,972,314
CIM Trust, Series 2018-R4, Class A1
4.07%	12/26/57	[3,8]	66,263,870	66,217,697
CIM Trust, Series 2018-R5, Class A1
3.75%	07/25/58	[3,8]	171,444,299	170,230,730
CIT Mortgage Loan Trust, Series 2007-1, Class 1A
(LIBOR USD 1-Month plus 1.35%)
3.57%	10/25/37	[2,3]	69,318,539	70,122,315
Citicorp Mortgage Securities, Inc., Series 2005-1, Class 1A12
5.00%	02/25/35		273,169	278,559

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2018 / 126

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Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Citicorp Residential Mortgage Trust, Series 2006-2, Class A5
(STEP-reset date 11/25/18)
5.45%	09/25/36		$494,588	$508,118
Citicorp Residential Mortgage Trust, Series 2007-1, Class A5
(STEP-reset date 11/25/18)
5.39%	03/25/37		650,000	680,181
Citigroup Mortgage Loan Trust, Inc., Series 2004-HYB1, Class A41
3.34%	02/25/34	[8]	131,370	130,355
Citigroup Mortgage Loan Trust, Inc., Series 2004-RR2, Class A2
4.16%	05/25/34	[3,8]	2,420,305	2,480,580
Citigroup Mortgage Loan Trust, Inc., Series 2005-5, Class 3A2A
4.00%	10/25/35	[8]	800,825	619,639
Citigroup Mortgage Loan Trust, Inc., Series 2005-9, Class 1A1
(LIBOR USD 1-Month plus 0.26%)
2.48%	11/25/35	[2]	201,156	163,574
Citigroup Mortgage Loan Trust, Inc., Series 2006-WFH2, Class A2A
(LIBOR USD 1-Month plus 0.15%)
2.37%	08/25/36	[2]	1,018,320	1,020,507
Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH1, Class A4
(LIBOR USD 1-Month plus 0.20%)
2.42%	01/25/37	[2]	64,990	65,195
Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH3, Class A3
(LIBOR USD 1-Month plus 0.25%)
2.47%	06/25/37	[2]	783,510	781,200
Citigroup Mortgage Loan Trust, Series 2006-HE1, Class M2
(LIBOR USD 1-Month plus 0.51%)
2.73%	01/25/36	[2]	3,851,941	3,863,087
Citigroup Mortgage Loan Trust, Series 2006-AR2, Class 1A1
3.92%	03/25/36	[8]	17,592,176	17,084,901
Citigroup Mortgage Loan Trust, Series 2006-AR3, Class 1A2A
4.05%	06/25/36	[8]	5,205,008	5,016,616
Citigroup Mortgage Loan Trust, Series 2006-HE2, Class M1
(LIBOR USD 1-Month plus 0.29%)
2.51%	08/25/36	[2]	305,000	307,692
Citigroup Mortgage Loan Trust, Series 2006-WF2, Class A1
(STEP-reset date 11/25/18)
6.75%	05/25/36		48,196,272	36,807,372

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Citigroup Mortgage Loan Trust, Series 2007-6, Class 1A4A
2.97%	03/25/37	[8]	$547,673	$464,495
Citigroup Mortgage Loan Trust, Series 2010-7, Class 2A1
3.84%	02/25/35	[3,8]	67,260	67,987
Citigroup Mortgage Loan Trust, Series 2012-3, Class 4A1
3.88%	11/25/36	[3,8]	628,075	629,606
Citigroup Mortgage Loan Trust, Series 2014-5, Class 2A2
(LIBOR USD 1-Month plus 1.75%)
3.70%	02/20/36	[2,3]	17,178,777	16,198,670
Citigroup Mortgage Loan Trust, Series 2014-6, Class 3A2
4.23%	11/25/35	[3,8]	2,645,275	2,655,882
Citigroup Mortgage Loan Trust, Series 2015-2, Class 1A1
(LIBOR USD 1-Month plus 0.20%)
2.26%	06/25/47	[2,3]	18,140,508	18,172,553
Citigroup Mortgage Loan Trust, Series 2015-2, Class 4A1
(LIBOR USD 1-Month plus 0.70%)
2.45%	03/25/47	[2,3]	19,239,497	18,612,563
Citigroup Mortgage Loan Trust, Series 2015-3, Class 1A1
(LIBOR USD 1-Month plus 0.27%)
2.60%	03/25/36	[2,3]	8,204,484	8,126,762
Collateralized Mortgage Obligation Trust, Series 57, Class D
9.90%	02/01/19		10	10
Conseco Finance Corp., Series 1996-7, Class M1
7.70%	09/15/26	[8]	4,909,064	5,280,286
Conseco Finance Corp., Series 1998-2, Class A5
6.24%	12/01/28		23,328	23,842
Conseco Finance Corp., Series 1998-3, Class A6
6.76%	03/01/30	[8]	2,101,004	2,207,958
Conseco Finance Corp., Series 1998-6, Class A8
6.66%	06/01/30	[8]	2,734,117	2,870,756
Conseco Finance Home Equity Loan Trust, Series 2002-C, Class BF2
8.00%	06/15/32	[3,8]	232,044	241,584
Conseco Finance Securitizations Corp., Series 2001-4, Class A4
7.36%	08/01/32	[8]	1,148,220	1,178,193
CountryPlace Manufactured Housing Contract Trust, Series 2007-1, Class A4
5.85%	07/15/37	[3,8]	7,267,403	7,384,917

See accompanying notes to Schedule of Portfolio Investments.

127 / Semi-Annual Report September 2018

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Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Countrywide Alternative Loan Trust, Series 2004-J6, Class 2A1
6.50%	11/25/31		$11,070	$11,592
Countrywide Alternative Loan Trust, Series 2005-38, Class A1
(Federal Reserve US 12-Month Cumulative Average plus 1.50%)
3.34%	09/25/35	[2]	660,477	673,358
Countrywide Alternative Loan Trust, Series 2005-76, Class 2A1
(Federal Reserve US 12-Month Cumulative Average plus 1.00%)
2.84%	02/25/36	[2]	56,772,718	54,639,550
Countrywide Alternative Loan Trust, Series 2005-84, Class 1A1
3.40%	02/25/36	[8]	75,723	61,830
Countrywide Alternative Loan Trust, Series 2006-24CB, Class A19
(LIBOR USD 1-Month plus 0.50%)
2.72%	08/01/36	[2]	1,123,268	820,703
Countrywide Alternative Loan Trust, Series 2006-HY13, Class 4A1
3.72%	02/25/37	[8]	2,071,438	2,021,926
Countrywide Alternative Loan Trust, Series 2006-OC5, Class 2A2A
(LIBOR USD 1-Month plus 0.17%)
2.39%	06/25/46	[2]	599,965	612,166
Countrywide Alternative Loan Trust, Series 2007-J1, Class 2A1
(LIBOR USD 1-Month plus 0.20%)
2.42%	03/25/37	[2]	687,544	285,681
Countrywide Asset-Backed Certificates, Series 2005-11, Class AF4
4.44%	03/25/34	[8]	6,595,622	6,649,768
Countrywide Asset-Backed Certificates, Series 2005-13, Class AF4
4.59%	04/25/36	[8]	261,007	237,714
Countrywide Asset-Backed Certificates, Series 2005-AB2, Class 1A1
(LIBOR USD 1-Month plus 0.46%)
2.68%	11/25/35	[2]	20,073,599	19,827,559
Countrywide Asset-Backed Certificates, Series 2007-13, Class 2A2
(LIBOR USD 1-Month plus 0.80%)
3.02%	10/25/47	[2]	12,879,289	12,779,581
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2001-HYB1, Class 1A1
3.81%	06/19/31	[8]	10,739	11,132
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2003-J8, Class 1A4

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
5.25%	09/25/23		$77,006	$78,026
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-14, Class 4A1
3.89%	08/25/34	[8]	1,122,248	1,097,516
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-25, Class 1A1
(LIBOR USD 1-Month plus 0.66%)
2.88%	02/25/35	[2]	134,315	138,652
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-HYB3, Class 1A
4.13%	06/20/34	[8]	28,819	29,320
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-HYB4, Class 2A1
4.18%	09/20/34	[8]	1,260,119	1,233,030
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-HYB7, Class 3A
4.47%	11/20/34	[8]	315,218	321,155
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-11, Class 1A2
4.06%	04/25/35	[8]	985,173	954,975
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-31, Class 2A3
3.32%	01/25/36	[8]	261,043	256,603
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-9, Class 1A1
(LIBOR USD 1-Month plus 0.60%)
2.82%	05/25/35	[2]	4,556,204	4,296,178
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2007-HY5, Class 1A1
4.51%	09/25/47	[8]	1,219,618	1,190,670
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2007-HYB1, Class 1A1
3.45%	03/25/37	[8]	1,505,801	1,270,753
Credit Suisse First Boston Mortgage Securities Corp., Series 2003-AR20, Class 2A4
4.20%	08/25/33	[8]	20,525	20,849
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-6, Class 8A1
4.50%	07/25/20		7,337	7,280
Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates, Series 2004-1, Class 2A1

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2018 / 128

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Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
6.50%	02/25/34		$35,492	$37,107
Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates, Series 2004-AR5, Class 6A1
4.11%	06/25/34	[8]	188,182	192,654
Credit Suisse Mortgage Capital, Mortgage-Backed Trust, Series 2006-2, Class 5A1
(LIBOR USD 1-Month plus 0.70%)
2.92%	03/25/36	[2]	4,151,578	2,296,159
Credit Suisse Mortgage Capital, Mortgage-Backed Trust, Series 2007-2, Class 3A4
5.50%	03/25/37		2,182,196	1,876,690
Credit Suisse Mortgage Capital, Series 2009-14R, Class 2A1
5.00%	06/26/37	[3]	674,547	677,534
Credit Suisse Mortgage Capital, Series 2010-17R, Class 1A1
4.15%	06/26/36	[3,8]	305,771	307,809
Credit Suisse Mortgage Capital, Series 2011-16R, Class 5A1
2.72%	09/27/35	[3,8]	52,460	52,352
Credit Suisse Mortgage Capital, Series 2014-10R, Class 3A1
(LIBOR USD 1-Month plus 2.75%)
4.97%	04/27/36	[2,3]	2,628,952	2,679,675
Credit Suisse Mortgage Capital, Series 2014-11R, Class 10A1
(LIBOR USD 1-Month plus 0.22%)
2.28%	05/27/37	[2,3]	3,477,998	3,475,295
Credit Suisse Mortgage Capital, Series 2014-12R, Class 1A1
(LIBOR USD 1-Month plus 1.75%)
3.85%	08/27/36	[2,3]	11,402,807	11,538,419
Credit Suisse Mortgage Capital, Series 2014-7R, Class 7A1
2.21%	08/27/36	[3,8]	1,978,318	1,984,865
Credit Suisse Mortgage Capital, Series 2015-1R, Class 5A1
4.29%	09/27/35	[3,8]	6,694,399	6,730,259
Credit Suisse Mortgage Capital, Series 2015-2R, Class 4A1
2.26%	06/27/47	[3,8]	22,512,122	22,326,604
Credit Suisse Mortgage Capital, Series 2015-6R, Class 2A1
(LIBOR USD 1-Month plus 0.20%)
2.26%	11/27/46	[2,3]	11,587,156	11,222,167
Credit-Based Asset Servicing and Securitization LLC, Mortgage Loan Trust, Series 2007-CB2,
Class A2C (STEP-reset date 11/25/18)
4.10%	02/25/37		38,436,970	30,566,016

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Credit-Based Asset Servicing and Securitization LLC, Mortgage Loan Trust, Series 2007-CB2,
Class A2D (STEP-reset date 11/25/18)
4.10%	02/25/37		$28,141,585	$22,373,410
Credit-Based Asset Servicing and Securitization LLC, Mortgage Loan Trust, Series 2007-CB2,
Class A2E (STEP-reset date 11/25/18)
4.10%	02/25/37		5,117,503	4,069,333
Credit-Based Asset Servicing and Securitization LLC, Series 2003-CB1,
Class AF (STEP-reset date 11/25/18)
3.95%	01/25/33		15,548	15,672
Credit-Based Asset Servicing and Securitization LLC, Series 2003-CB4, Class M1
(LIBOR USD 1-Month plus 1.04%)
3.25%	03/25/33	[2]	3,634,124	3,633,696
Credit-Based Asset Servicing and Securitization LLC, Series 2003-CB5, Class M1
(LIBOR USD 1-Month plus 1.02%)
3.24%	11/25/33	[2]	87,763	86,016
Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB8, Class A1
(LIBOR USD 1-Month plus 0.14%)
2.36%	10/25/36	[2]	18,245,525	16,394,146
Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB9, Class A3
(LIBOR USD 1-Month plus 0.15%)
2.37%	11/25/36	[2]	32,481,887	21,405,317
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB1,
Class AF4 (STEP-reset date 11/25/18)
3.63%	01/25/37		7,738,391	3,769,241
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB1,
Class AF5 (STEP-reset date 11/25/18)
3.63%	01/25/37		14,542,280	7,283,152
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB5, Class A2
(LIBOR USD 1-Month plus 0.17%)
2.39%	04/25/37	[2]	31,464,595	24,057,615
Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB7, Class A1
(LIBOR USD 1-Month plus 0.14%)
2.36%	10/25/36	[2]	61,996,572	48,581,798

See accompanying notes to Schedule of Portfolio Investments.

129 / Semi-Annual Report September 2018

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
CSAB Mortgage-Backed Trust, Series 2006-4, Class A6B
(STEP-reset date 11/25/18)
5.78%	12/25/36		$5,268,016	$733,249
Deutsche ALT-A Securities Mortgage Loan Trust, Series 2006-AR3, Class A1
(LIBOR USD 1-Month plus 0.19%)
2.41%	08/25/36	[2]	4,502,469	4,256,806
Deutsche ALT-A Securities Mortgage Loan Trust, Series 2006-AR4, Class A1
(LIBOR USD 1-Month plus 0.13%)
2.35%	12/25/36	[2]	2,251,933	1,332,180
Deutsche ALT-A Securities Mortgage Loan Trust, Series 2006-AR6, Class AR6
(LIBOR USD 1-Month plus 0.19%)
2.41%	02/25/37	[2]	902,692	821,574
Deutsche ALT-A Securities, Inc. Mortgage Loan Trust, Series 2005-6, Class 1A7
5.50%	12/25/35		508,235	429,395
Deutsche ALT-A Securities, Inc. Mortgage Loan Trust, Series 2006-AR1, Class 2A1
4.01%	02/25/36	[8]	1,268,603	1,070,562
DSLA Mortgage Loan Trust, Series 2004-AR4, Class 2A1A
(LIBOR USD 1-Month plus 0.36%)
2.53%	01/19/45	[2]	2,759,666	2,637,642
DSLA Mortgage Loan Trust, Series 2005-AR1, Class 2A1A
(LIBOR USD 1-Month plus 0.25%)
2.42%	02/19/45	[2]	446,242	444,381
DSLA Mortgage Loan Trust, Series 2005-AR3, Class 2A1A
(LIBOR USD 1-Month plus 0.24%)
2.41%	07/19/45	[2]	224,242	219,015
DSLA Mortgage Loan Trust, Series 2006-AR2, Class 2A1A
(LIBOR USD 1-Month plus 0.20%)
2.37%	10/19/36	[2]	20,588,545	18,694,280
DSLA Mortgage Loan Trust, Series 2007-AR1, Class 2A1A
(LIBOR USD 1-Month plus 0.14%)
2.31%	04/19/47	[2]	11,693,553	11,524,374
Equity One Mortgage Pass-Through Trust, Series 2002-4, Class M1
5.22%	02/25/33	[8]	11,640	11,646
Equity One Mortgage Pass-Through Trust, Series 2002-5, Class M1
(STEP-reset date 11/25/18)
5.80%	11/25/32		36,213	37,990
First Franklin Mortgage Loan Trust, Series 2006-FF13, Class A2C

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
(LIBOR USD 1-Month plus 0.16%)
2.38%	10/25/36	[2]	$16,527,432	$12,351,730
First Franklin Mortgage Loan Trust, Series 2006-FF13, Class A2D
(LIBOR USD 1-Month plus 0.24%)
2.46%	10/25/36	[2]	1,042,180	787,389
First Franklin Mortgage Loan Trust, Series 2006-FF18, Class A2B
(LIBOR USD 1-Month plus 0.11%)
2.33%	12/25/37	[2]	12,031,788	10,504,968
First Franklin Mortgage Loan Trust, Series 2006-FF18, Class A2C
(LIBOR USD 1-Month plus 0.16%)
2.38%	12/25/37	[2]	33,088,497	29,038,363
First Franklin Mortgage Loan Trust, Series 2006-FF18, Class A2D
(LIBOR USD 1-Month plus 0.21%)
2.43%	12/25/37	[2]	23,981,466	21,153,871
First Franklin Mortgage Loan Trust, Series 2006-FF5, Class 1A
(LIBOR USD 1-Month plus 0.15%)
2.37%	04/25/36	[2]	31,195,987	30,764,701
First Franklin Mortgage Loan Trust, Series 2006-FF8, Class IIA4
(LIBOR USD 1-Month plus 0.23%)
2.45%	07/25/36	[2]	31,440,000	29,397,796
First Franklin Mortgage Loan Trust, Series 2007-FF1, Class A2C
(LIBOR USD 1-Month plus 0.14%)
2.36%	01/25/38	[2]	91,624,685	68,657,317
First Franklin Mortgage Loan Trust, Series 2007-FF2, Class A2B
(LIBOR USD 1-Month plus 0.10%)
2.32%	03/25/37	[2]	32,742,003	21,373,020
First Franklin Mortgage Loan Trust, Series 2007-FF2, Class A2C
(LIBOR USD 1-Month plus 0.15%)
2.37%	03/25/37	[2]	16,926,026	11,126,107
First Franklin Mortgage Loan Trust, Series 2007-FF2, Class A2D
(LIBOR USD 1-Month plus 0.22%)
2.44%	03/25/37	[2]	31,515,812	20,917,993
First Horizon Alternative Mortgage Securities Trust, Series 2004-AA2, Class 1A1
4.06%	08/25/34	[8]	10,049,569	10,477,923
First Horizon Alternative Mortgage Securities Trust, Series 2004-AA3, Class A1
4.17%	09/25/34	[8]	47,952	47,671
First Horizon Alternative Mortgage Securities Trust, Series 2004-AA4, Class A1
4.03%	10/25/34	[8]	1,805,175	1,799,550

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2018 / 130

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Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
First Horizon Alternative Mortgage Securities Trust, Series 2005-AA10, Class 1A1
3.87%	12/25/35	[8]	$19,571,556	$18,092,900
First Horizon Alternative Mortgage Securities Trust, Series 2005-AA12, Class 2A1
4.04%	02/25/36	[8]	22,618,186	19,912,665
First Horizon Alternative Mortgage Securities Trust, Series 2005-AA4, Class 2A1
3.73%	06/25/35	[8]	20,083,421	18,852,602
First Horizon Alternative Mortgage Securities Trust, Series 2005-AA7, Class 2A1
4.11%	09/25/35	[8]	19,178,826	18,577,399
First Horizon Alternative Mortgage Securities Trust, Series 2005-AA8, Class 2A1
4.13%	10/25/35	[8]	25,027,689	21,486,216
First Horizon Alternative Mortgage Securities Trust, Series 2005-AA9, Class 2A1
3.77%	11/25/35	[8]	21,861,506	21,399,197
First Horizon Alternative Mortgage Securities Trust, Series 2006-AA1, Class 1A1
4.14%	03/25/36	[8]	25,281,386	22,582,396
First Horizon Alternative Mortgage Securities Trust, Series 2006-FA8, Class 1A7
6.00%	02/25/37		13,321	10,488
First Horizon Mortgage Pass-Through Trust, Series 2004-AR6, Class 2A1
3.93%	12/25/34	[8]	376,602	388,293
First Horizon Mortgage Pass-Through Trust, Series 2006-AR4, Class 1A2
3.71%	01/25/37	[8]	142,532	130,135
First Horizon Mortgage Pass-Through Trust, Series 2007-AR3, Class 1A1
4.17%	11/25/37	[8]	335,388	311,201
FNBA Mortgage Loan Trust, Series 2004-AR1, Class A2
(LIBOR USD 1-Month plus 0.40%)
2.57%	08/19/34	[2]	8,053	8,034
Fremont Home Loan Trust, Series 2005-C, Class M1
(LIBOR USD 1-Month plus 0.72%)
2.94%	07/25/35	[2]	908,456	911,694
GMACM Home Equity Loan Trust, Series 2000-HE2, Class A1
(LIBOR USD 1-Month plus 0.44%)
2.66%	06/25/30	[2]	28,336	23,972
GMACM Mortgage Corp. Loan Trust, Series 2003-AR2, Class 3A5
4.15%	12/19/33	[8]	2,214,118	2,238,786
GMACM Mortgage Corp. Loan Trust, Series 2004-AR1, Class 22A
4.21%	06/25/34	[8]	5,310	5,255

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
GMACM Mortgage Corp. Loan Trust, Series 2005-AR6, Class 3A1
3.94%	11/19/35	[8]	$842,350	$805,891
GMACM Mortgage Corp. Loan Trust, Series 2006-AR2, Class 1A1
3.94%	05/19/36	[8]	1,565,873	1,010,836
GreenPoint Mortgage Funding Trust, Series 2005-AR3, Class 1A1
(LIBOR USD 1-Month plus 0.24%)
2.46%	08/25/45	[2]	1,886,411	1,775,718
GreenPoint Mortgage Funding Trust, Series 2005-AR4, Class G41B
(LIBOR USD 1-Month plus 0.20%)
2.42%	10/25/45	[2]	17,939,519	16,599,349
GreenPoint Mortgage Funding Trust, Series 2005-HY1, Class 1A1A
(LIBOR USD 1-Month plus 0.27%)
2.49%	07/25/35	[2]	4,197,885	4,197,384
GreenPoint Mortgage Funding Trust, Series 2006-AR8, Class 1A2A6
0.00%	4,7,†		37,800,000	—
GreenPoint Mortgage Funding Trust, Series 2007-AR1, Class 3A2
(LIBOR USD 1-Month plus 0.16%)
2.38%	02/25/37	[2]	2,564,936	2,553,408
GS Mortgage Securities Resecuritization Trust, Series 2014-3R, Class 2A
(LIBOR USD 1-Month plus 0.18%)
2.24%	09/26/36	[2,3]	8,947,403	8,903,558
GS Mortgage Securities Resecuritization Trust, Series 2015-1R, Class 2A
3.99%	01/26/36	[3,8]	4,288,764	4,293,185
GSAA Home Equity Trust, Series 2005-11, Class 1A1
(LIBOR USD 1-Month plus 0.28%)
2.50%	10/25/35	[2]	6,691,909	6,683,317
GSAA Home Equity Trust, Series 2005-9, Class 2A3
(LIBOR USD 1-Month plus 0.37%)
2.59%	08/25/35	[2]	1,289,132	1,284,439
GSAMP Trust, Series 2005-AHL2, Class A2D
(LIBOR USD 1-Month plus 0.35%)
2.57%	12/25/35	[2]	25,693,000	24,651,347
GSR Mortgage Loan Trust, Series 2004-9, Class 3A1
4.31%	08/25/34	[8]	4,680	4,862
GSR Mortgage Loan Trust, Series 2004-9, Class 5A7
4.03%	08/25/34	[8]	391,091	392,061

See accompanying notes to Schedule of Portfolio Investments.

131 / Semi-Annual Report September 2018

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
GSR Mortgage Loan Trust, Series 2005-AR5, Class 2A3
4.19%	10/25/35	[8]	$3,778,194	$3,190,551
GSR Mortgage Loan Trust, Series 2005-AR6, Class 4A5
4.45%	09/25/35	[8]	184,697	189,193
GSR Mortgage Loan Trust, Series 2007-AR2, Class 2A1
3.87%	05/25/37	[8]	2,960,411	2,686,506
HarborView Mortgage Loan Trust, Series 2004-1, Class 2A
4.12%	04/19/34	[8]	7,711	7,908
HarborView Mortgage Loan Trust, Series 2004-11, Class 3A2A
(LIBOR USD 1-Month plus 0.68%)
2.85%	01/19/35	[2]	446,511	391,038
HarborView Mortgage Loan Trust, Series 2004-5, Class 2A6
3.86%	06/19/34	[8]	4,231	4,269
HarborView Mortgage Loan Trust, Series 2005-3, Class 2A1A
(LIBOR USD 1-Month plus 0.48%)
2.65%	06/19/35	[2]	505,138	503,030
HarborView Mortgage Loan Trust, Series 2005-4, Class 2A
4.65%	07/19/35	[8]	157,653	152,855
HarborView Mortgage Loan Trust, Series 2006-10, Class 1A1A
(LIBOR USD 1-Month plus 0.20%)
2.37%	11/19/36	[2]	85,970,271	76,016,694
HarborView Mortgage Loan Trust, Series 2006-7, Class 1A
(LIBOR USD 1-Month plus 0.21%)
2.38%	09/19/46	[2]	104,840,713	97,884,871
HarborView Mortgage Loan Trust, Series 2007-7, Class 1A1
(LIBOR USD 1-Month plus 1.00%)
3.22%	10/25/37	[2]	35,385,521	32,161,425
HarborView Mortgage Loan Trust, Series 2007-7, Class 2A1A
(LIBOR USD 1-Month plus 1.00%)
3.22%	10/25/37	[2]	10,954,790	11,034,817
Impac CMB Trust, Series 2005-1, Class 1A1
(LIBOR USD 1-Month plus 0.52%)
2.74%	04/25/35	[2]	5,397,293	5,211,899
Impac CMB Trust, Series 2005-4, Class 1A1B
(LIBOR USD 1-Month plus 0.25%)
2.47%	05/25/35	[2]	7,008,736	6,898,967
Impac Secured Assets Corp., Series 2004-3, Class 1A4

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
(LIBOR USD 1-Month plus 0.80%)
3.02%	11/25/34	[2]	$58,293	$58,389
Impac Secured Assets Corp., Series 2004-3, Class M1
(LIBOR USD 1-Month plus 0.90%)
3.12%	11/25/34	[2]	800,000	796,354
Impac Secured Assets Corp., Series 2004-4, Class M3
(LIBOR USD 1-Month plus 0.90%)
3.12%	02/25/35	[2]	670,000	662,269
Impac Secured Assets Trust, Series 2007-2, Class 1A1A
(LIBOR USD 1-Month plus 0.11%)
2.33%	05/25/37	[2]	10,037,291	8,579,789
Impac Secured Assets Trust, Series 2007-2, Class 1A1B
(LIBOR USD 1-Month plus 0.25%)
2.47%	05/25/37	[2]	75,798,471	66,554,059
IndyMac Index Mortgage Loan Trust, Series 2004-AR4, Class 1A
3.94%	08/25/34	[8]	1,367,069	1,362,114
IndyMac Index Mortgage Loan Trust, Series 2004-AR5, Class 2A1B
(LIBOR USD 1-Month plus 0.80%)
3.02%	08/25/34	[2]	18,798	17,361
IndyMac Index Mortgage Loan Trust, Series 2004-AR7, Class A2
(LIBOR USD 1-Month plus 0.86%)
3.08%	09/25/34	[2]	73,256	70,102
IndyMac Index Mortgage Loan Trust, Series 2005-AR1, Class 4A1
3.88%	03/25/35	[8]	816,783	823,922
IndyMac Index Mortgage Loan Trust, Series 2005-AR17, Class 3A1
3.88%	09/25/35	[8]	5,188,997	4,745,513
IndyMac Index Mortgage Loan Trust, Series 2005-AR19, Class A1
3.78%	10/25/35	[8]	31,611,253	27,158,387
IndyMac Index Mortgage Loan Trust, Series 2005-AR31, Class 3A1
3.56%	01/25/36	[8]	1,489,568	1,419,718
IndyMac Index Mortgage Loan Trust, Series 2005-AR6, Class 2A1
(LIBOR USD 1-Month plus 0.48%)
2.70%	04/25/35	[2]	695,049	672,947
IndyMac Index Mortgage Loan Trust, Series 2006-AR19, Class 1A2
3.91%	08/25/36	[8]	17,609,725	14,421,667
IndyMac Index Mortgage Loan Trust, Series 2006-AR21, Class A1

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2018 / 132

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Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
(LIBOR USD 1-Month plus 0.12%)
2.34%	08/25/36	[2]	$198,525	$186,439
IndyMac Index Mortgage Loan Trust, Series 2006-AR27, Class 2A2
(LIBOR USD 1-Month plus 0.20%)
2.42%	10/25/36	[2]	28,678,450	26,956,111
IndyMac Index Mortgage Loan Trust, Series 2006-AR7, Class 1A1
3.54%	05/25/36	[8]	4,592,289	4,339,711
IndyMac Index Mortgage Loan Trust, Series 2006-AR7, Class 2A1
3.77%	05/25/36	[8]	32,352,671	28,571,077
IndyMac Index Mortgage Loan Trust, Series 2007-AR1, Class 1A2
3.74%	03/25/37	[8]	820,340	799,509
IndyMac Index Mortgage Loan Trust, Series 2007-AR11, Class 1A1
3.33%	06/25/37	[8]	4,658,884	3,970,917
IndyMac Index Mortgage Loan Trust, Series 2007-AR7, Class 1A1
3.83%	11/25/37	[8]	3,808,292	3,824,842
IndyMac Manufactured Housing Contract Pass-Through Certificates, Series 1997-1, Class A3
6.61%	02/25/28		128,809	130,075
JPMorgan Alternative Loan Trust, Series 2006-A2, Class 2A1
3.99%	05/25/36	[8]	906,429	775,032
JPMorgan Alternative Loan Trust, Series 2006-A2, Class 5A1
3.76%	05/25/36	[8]	8,746,309	7,512,223
JPMorgan Mortgage Acquisition Trust, Series 2005-WMC1, Class M2
(LIBOR USD 1-Month plus 0.66%)
2.88%	09/25/35	[2]	10,703,134	10,703,356
JPMorgan Mortgage Acquisition Trust, Series 2006-NC2, Class A4
(LIBOR USD 1-Month plus 0.15%)
2.37%	07/25/36	[2]	4,368,475	4,393,016
JPMorgan Mortgage Acquisition Trust, Series 2006-WF1, Class A3A
(STEP-reset date 11/25/18)
5.83%	07/25/36		38,544,778	20,774,995
JPMorgan Mortgage Acquisition Trust, Series 2006-WF1, Class A6
(STEP-reset date 11/25/18)
6.00%	07/25/36		5,374,976	2,813,024
JPMorgan Mortgage Acquisition Trust, Series 2007-CH1, Class AV5
(LIBOR USD 1-Month plus 0.24%)
2.46%	11/25/36	[2]	831,647	831,709

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
JPMorgan Mortgage Acquisition Trust, Series 2007-CH1, Class MV1
(LIBOR USD 1-Month plus 0.23%)
2.45%	11/25/36	[2]	$810,000	$810,770
JPMorgan Mortgage Acquisition Trust, Series 2007-CH3, Class A4
(LIBOR USD 1-Month plus 0.21%)
2.43%	03/25/37	[2]	1,572,274	1,570,786
JPMorgan Mortgage Acquisition Trust, Series 2007-CH4, Class A1
(LIBOR USD 1-Month plus 0.15%)
2.37%	05/25/37	[2]	67,193,254	64,722,971
JPMorgan Mortgage Acquisition Trust, Series 2007-HE1, Class AF1
(LIBOR USD 1-Month plus 0.10%)
2.32%	03/25/47	[2]	149,711	98,922
JPMorgan Mortgage Acquisition Trust, Series 2007-HE1, Class AF2
(STEP-reset date 11/25/18)
4.26%	03/25/47		9,793,799	6,903,698
JPMorgan Mortgage Acquisition Trust, Series 2007-HE1, Class AF3
(STEP-reset date 11/25/18)
4.26%	05/25/35		7,868,010	5,546,169
JPMorgan Mortgage Acquisition Trust, Series 2007-HE1, Class AF4
(STEP-reset date 11/25/18)
4.26%	03/25/47		3,746,671	2,641,002
JPMorgan Mortgage Acquisition Trust, Series 2007-HE1, Class AV4
(LIBOR USD 1-Month plus 0.28%)
2.50%	03/25/47	[2]	240,000	210,651
JPMorgan Mortgage Trust, Series 2003-A2, Class 2A3
3.56%	11/25/33	[8]	187,788	189,284
JPMorgan Mortgage Trust, Series 2004-A4, Class 1A3
4.64%	09/25/34	[8]	677,839	698,978
JPMorgan Mortgage Trust, Series 2005-A5, Class TA1
4.34%	08/25/35	[8]	148,730	150,063
JPMorgan Mortgage Trust, Series 2005-S2, Class 4A3
5.50%	09/25/20		2,933,708	2,789,203
JPMorgan Mortgage Trust, Series 2006-A2, Class 5A3
3.98%	11/25/33	[8]	7,407	7,662
JPMorgan Mortgage Trust, Series 2006-A3, Class 2A1
3.78%	05/25/36	[8]	1,465,133	1,405,992
JPMorgan Mortgage Trust, Series 2006-A3, Class 3A3

See accompanying notes to Schedule of Portfolio Investments.

133 / Semi-Annual Report September 2018

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
3.59%	05/25/36	[8]	$958,751	$931,412
JPMorgan Mortgage Trust, Series 2006-A4, Class 1A1
4.11%	06/25/36	[8]	750,096	722,443
JPMorgan Mortgage Trust, Series 2006-A4, Class 1A4
4.11%	06/25/36	[8]	2,418,071	2,328,875
JPMorgan Mortgage Trust, Series 2006-A5, Class 2A4
4.24%	08/25/36	[8]	519,789	485,213
JPMorgan Mortgage Trust, Series 2007-A1, Class 5A2
3.92%	07/25/35	[8]	2,435,270	2,521,226
JPMorgan Mortgage Trust, Series 2007-A3, Class 2A3
3.90%	05/25/37	[8]	3,388,507	3,073,011
JPMorgan Mortgage Trust, Series 2007-A3, Class 3A2
3.78%	05/25/37	[8]	541,929	529,257
JPMorgan Mortgage Trust, Series 2007-A4, Class 1A1
3.84%	06/25/37	[8]	5,044,999	4,983,062
JPMorgan Mortgage Trust, Series 2007-A4, Class 2A3
4.05%	06/25/37	[8]	783,856	742,720
JPMorgan Resecuritization Trust, Series 2015-1, Class 3A1
(LIBOR USD 1-Month plus 0.19%)
2.25%	12/27/46	[2,3]	14,919,351	14,627,075
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class A4
5.27%	04/15/40		2,510	2,531
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class A6
6.47%	04/15/40	[8]	726,929	734,964
Lehman XS Trust, Series 2005-5N, Class 3A1A
(LIBOR USD 1-Month plus 0.30%)
2.52%	11/25/35	[2]	13,411,164	13,321,665
Lehman XS Trust, Series 2005-7N, Class 1A1A
(LIBOR USD 1-Month plus 0.54%)
2.76%	12/25/35	[2]	544,909	549,997
Lehman XS Trust, Series 2006-12N, Class A31A
(LIBOR USD 1-Month plus 0.20%)
2.42%	08/25/46	[2]	21,335,646	19,917,387
Lehman XS Trust, Series 2006-13, Class 1A2
(LIBOR USD 1-Month plus 0.17%)
2.39%	09/25/36	[2]	8,070,665	7,925,735

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Lehman XS Trust, Series 2006-14N, Class 3A2
(LIBOR USD 1-Month plus 0.24%)
2.46%	08/25/36	[2]	$82,434	$78,773
Lehman XS Trust, Series 2006-8, Class 1A1A
(LIBOR USD 1-Month plus 0.16%)
2.38%	06/25/36	[2]	44,419,870	40,297,751
Lehman XS Trust, Series 2006-9, Class A1B
(LIBOR USD 1-Month plus 0.16%)
2.38%	05/25/46	[2]	8,273,227	10,782,601
Lehman XS Trust, Series 2007-4N, Class 1A3
(LIBOR USD 1-Month plus 0.24%)
2.46%	03/25/47	[2]	27,102,655	23,791,416
Long Beach Mortgage Loan Trust, Series 2004-4, Class M1
(LIBOR USD 1-Month plus 0.90%)
3.12%	10/25/34	[2]	51,320	51,498
MASTR Adjustable Rate Mortgages Trust, Series 2003-6, Class 4A2
3.72%	01/25/34	[8]	51,371	51,102
MASTR Adjustable Rate Mortgages Trust, Series 2003-7, Class 3A1
3.32%	11/25/33	[8]	1,373,903	1,459,140
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A1
4.42%	11/21/34	[8]	5,834,266	6,022,221
MASTR Adjustable Rate Mortgages Trust, Series 2004-15, Class 9A1
4.47%	10/25/34	[8]	733,054	731,789
MASTR Adjustable Rate Mortgages Trust, Series 2004-5, Class 3A1
2.62%	06/25/34	[8]	254	235
MASTR Adjustable Rate Mortgages Trust, Series 2004-8, Class 2A1
4.36%	09/25/34	[8]	3,991,255	4,046,368
MASTR Adjustable Rate Mortgages Trust, Series 2006-2, Class 5A1
3.98%	05/25/36	[8]	8,038,384	6,399,552
MASTR Alternative Loan Trust, Series 2004-6, Class 3A1
4.75%	07/25/19		146,012	146,150
MASTR Asset Securitization Trust, Series 2004-3, Class 3A2
4.50%	03/25/19		26,904	26,988
MASTR Asset-Backed Securities Trust, Series 2006-HE4, Class A3
(LIBOR USD 1-Month plus 0.15%)
2.37%	11/25/36	[2]	16,091,151	7,438,825

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2018 / 134

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
MASTR Asset-Backed Securities Trust, Series 2006-HE4, Class A4
(LIBOR USD 1-Month plus 0.21%)
2.43%	11/25/36	[2]	$4,469,764	$2,084,734
MASTR Asset-Backed Securities Trust, Series 2007-HE1, Class A3
(LIBOR USD 1-Month plus 0.21%)
2.43%	05/25/37	[2]	40,571,323	38,768,735
MASTR Seasoned Securitization Trust, Series 2004-1, Class 4A1
4.23%	10/25/32	[8]	19,399	19,771
Mellon Residential Funding Corp. Mortgage Pass-Through Certificates, Series 2001-TBC1, Class A1
(LIBOR USD 1-Month plus 0.70%)
2.86%	11/15/31	[2]	1,624,018	1,627,975
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-1, Class A2B
(LIBOR USD 1-Month plus 0.17%)
2.39%	04/25/37	[2]	37,502,275	22,743,337
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-1, Class A2C
(LIBOR USD 1-Month plus 0.25%)
2.47%	04/25/37	[2]	81,387,531	49,847,641
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-2, Class A2C
(LIBOR USD 1-Month plus 0.24%)
2.46%	05/25/37	[2]	38,695,471	27,125,150
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-2, Class A2D
(LIBOR USD 1-Month plus 0.32%)
2.54%	05/25/37	[2]	19,109,504	13,541,510
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-3, Class A2C
(LIBOR USD 1-Month plus 0.18%)
2.40%	06/25/37	[2]	16,191,164	12,217,036
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-3, Class A2D
(LIBOR USD 1-Month plus 0.25%)
2.47%	06/25/37	[2]	21,624,995	16,998,961
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-4, Class 2A2
(LIBOR USD 1-Month plus 0.12%)
2.34%	07/25/37	[2]	34,688,825	24,791,937
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-4, Class 2A3
(LIBOR USD 1-Month plus 0.16%)
2.38%	07/25/37	[2]	25,427,771	18,278,056
Merrill Lynch Mortgage Investors Trust, Series 2003-A6, Class 2A
4.28%	10/25/33	[8]	487,482	493,716

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Merrill Lynch Mortgage Investors Trust, Series 2004-A4, Class A1
4.10%	08/25/34	[8]	$2,269,825	$2,336,592
Merrill Lynch Mortgage Investors Trust, Series 2005-A10, Class A
(LIBOR USD 1-Month plus 0.21%)
2.43%	02/25/36	[2]	14,147	13,694
Merrill Lynch Mortgage Investors Trust, Series 2005-A6, Class 2A4
(LIBOR USD 1-Month plus 0.34%)
2.56%	08/25/35	[2]	589,997	589,871
Merrill Lynch Mortgage Investors Trust, Series 2006-WMC2, Class A2B
(STEP-reset date 11/25/18)
5.61%	03/25/37		32,755,027	10,718,269
Merrill Lynch Mortgage Investors Trust, Series 2006-WMC2, Class A2D
(STEP-reset date 11/25/18)
5.90%	03/25/37		25,636,233	8,390,567
Merrill Lynch Mortgage-Backed Securities Trust, Series 2007-2, Class 1A1
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 2.40%)
4.87%	08/25/36	[2]	5,701,630	5,586,858
Mid-State Capital Corp., Series 2004-1, Class A
6.01%	08/15/37		350,285	379,922
Mid-State Capital Corp., Series 2005-1, Class A
5.75%	01/15/40		16,770,870	18,183,246
Mid-State Capital Corp., Series 2006-1, Class A
5.79%	10/15/40	[3]	12,082,921	13,308,852
Mid-State Trust XI, Series 2011, Class A1
4.86%	07/15/38		268,323	279,100
Morgan Stanley ABS Capital I Trust, Series 2006-NC1, Class A4
(LIBOR USD 1-Month plus 0.30%)
2.52%	12/25/35	[2]	5,277,150	5,280,892
Morgan Stanley Mortgage Loan Trust, Series 2004-11AR, Class 1A1
(LIBOR USD 1-Month plus 0.32%)
2.54%	01/25/35	[2]	181,641	179,076
Morgan Stanley Mortgage Loan Trust, Series 2004-7AR, Class 2A4
3.94%	09/25/34	[8]	1,098,064	1,116,172
Morgan Stanley Mortgage Loan Trust, Series 2005-2AR, Class A
(LIBOR USD 1-Month plus 0.26%)
2.48%	04/25/35	[2]	4,519,729	4,485,340
Morgan Stanley Mortgage Loan Trust, Series 2006-7, Class 5A2

See accompanying notes to Schedule of Portfolio Investments.

135 / Semi-Annual Report September 2018

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
5.96%	06/25/36[8]	$850,502	$382,449
Morgan Stanley Mortgage Loan Trust, Series 2007-6XS, Class 1A2S
(STEP-reset date 11/25/18)
5.50%	02/25/47	217,013	218,862
Morgan Stanley Mortgage Loan Trust, Series 2007-7AX, Class 2A1
(LIBOR USD 1-Month plus 0.12%)
2.34%	04/25/37[2]	5,828,489	2,909,533
Morgan Stanley Resecuritization Trust, Series 2013-R9, Class 3A
3.53%	06/26/46[3,8]	2,966,071	2,960,832
Morgan Stanley Resecuritization Trust, Series 2014-R2, Class 1A
(Federal Reserve US 12-Month Cumulative Average plus 0.82%)
2.57%	12/26/46[2,3]	15,067,073	14,922,936
Morgan Stanley Resecuritization Trust, Series 2014-R3, Class 4A
(Federal Reserve US 12-Month Cumulative Average plus 0.98%)
2.73%	07/26/46[2,3]	5,690,400	5,688,897
Morgan Stanley Resecuritization Trust, Series 2014-R4, Class 2A
4.17%	08/26/34[3,8]	2,805,196	2,834,679
Morgan Stanley Resecuritization Trust, Series 2014-R8, Class 3A
(Federal Reserve US 12-Month Cumulative Average plus 0.75%)
2.46%	06/26/47[2,3]	29,207,788	28,362,567
Morgan Stanley Resecuritization Trust, Series 2014-R8, Class 4A
(Federal Reserve US 12-Month Cumulative Average plus 0.96%)
2.71%	06/26/47[2,3]	10,339,241	10,280,106
Morgan Stanley Resecuritization Trust, Series 2015-R4, Class 2A
(LIBOR USD 1-Month plus 0.40%)
2.86%	08/26/47[2,3]	15,666,736	15,513,909
MortgageIT Trust, Series 2005-1, Class 1A1
(LIBOR USD 1-Month plus 0.64%)
2.86%	02/25/35[2]	8,414,222	8,439,721
MortgageIT Trust, Series 2005-4, Class A1
(LIBOR USD 1-Month plus 0.28%)
2.50%	10/25/35[2]	9,897,103	9,758,949
MortgageIT Trust, Series 2005-5, Class A1
(LIBOR USD 1-Month plus 0.26%)
2.48%	12/25/35[2]	1,530,885	1,520,829
Nationstar Home Equity Loan Trust, Series 2006-B, Class AV4
(LIBOR USD 1-Month plus 0.28%)
2.50%	09/25/36[2]	14,342,628	14,257,591

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Nationstar Home Equity Loan Trust, Series 2007-C, Class 2AV4
(LIBOR USD 1-Month plus 0.25%)
2.47%	06/25/37[2]	$8,265,000	$7,742,233
New Century Home Equity Loan Trust, Series 2003-6, Class M1
(LIBOR USD 1-Month plus 1.08%)
3.30%	01/25/34[2]	28,428	28,814
New Century Home Equity Loan Trust, Series 2005-1, Class M1
(LIBOR USD 1-Month plus 0.68%)
2.89%	03/25/35[2]	778,833	779,986
New Century Home Equity Loan Trust, Series 2005-B, Class A1
(LIBOR USD 1-Month plus 0.25%)
2.47%	10/25/35[2]	6,404,164	6,416,097
New Century Home Equity Loan Trust, Series 2005-D, Class A1
(LIBOR USD 1-Month plus 0.22%)
2.44%	02/25/36[2]	370,000	367,719
Nomura Home Equity Loan, Inc., Series 2006-HE2, Class A4
(LIBOR USD 1-Month plus 0.27%)
2.49%	03/25/36[2]	24,732,000	24,458,476
Nomura Home Equity Loan, Inc., Series 2006-WF1, Class A4
(LIBOR USD 1-Month plus 0.24%)
2.46%	03/25/36[2]	210,584	210,651
Nomura Resecuritization Trust, Series 2014-6R, Class 2A1
(LIBOR USD 1-Month plus 0.16%)
1.48%	03/26/37[2,3]	9,738,431	9,270,921
Nomura Resecuritization Trust, Series 2011-4RA, Class 2A1
3.56%	06/26/37[3,8]	2,982,360	3,016,000
Nomura Resecuritization Trust, Series 2013-1R, Class 2A1
(LIBOR USD 1-Month plus 0.14%)
2.16%	11/26/36[2,3]	6,068,413	5,999,504
Nomura Resecuritization Trust, Series 2014-4R, Class 1A1
3.96%	01/26/36[3,8]	4,771,565	4,812,479
Nomura Resecuritization Trust, Series 2014-4R, Class 3A1
(LIBOR USD 1-Month plus 0.15%)
2.21%	09/26/36[2,3]	4,227,468	4,143,938
Nomura Resecuritization Trust, Series 2014-7R, Class 4A1
(LIBOR USD 1-Month plus 0.13%)
2.19%	01/26/37[2,3]	15,583,787	15,396,044

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2018 / 136

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Nomura Resecuritization Trust, Series 2015-4R, Class 1A1
(LIBOR USD 1-Month plus 0.19%)
2.42%	03/26/47[2,3]	$2,330,127	$2,337,235
Oakwood Mortgage Investors, Inc., Series 2000-A, Class A5
8.16%	09/15/29[8]	21,803,809	12,759,159
Option One Mortgage Loan Trust, Series 2006-1, Class 1A1
(LIBOR USD 1-Month plus 0.22%)
2.44%	01/25/36[2]	24,007,618	23,909,523
Ownit Mortgage Loan Trust, Series 2006-4, Class A1
(LIBOR USD 1-Month plus 0.14%)
2.36%	05/25/37[2]	26,368,786	25,713,672
Ownit Mortgage Loan Trust, Series 2006-4, Class A2D
(LIBOR USD 1-Month plus 0.24%)
2.46%	05/25/37[2]	24,178,998	20,331,677
Popular ABS Mortgage Pass-Through Trust, Series 2005-6, Class A5
(STEP-reset date 11/25/18)
3.85%	01/25/36	22,910,000	20,890,511
Popular ABS Mortgage Pass-Through Trust, Series 2006-D, Class A3
(LIBOR USD 1-Month plus 0.26%)
2.48%	11/25/36[2]	85,000	83,491
Popular ABS Mortgage Pass-Through Trust, Series 2007-A, Class A3
(LIBOR USD 1-Month plus 0.31%)
2.53%	06/25/47[2]	23,015,500	18,702,598
Popular ABS, Inc., Series 1998-1, Class A2 (STEP-reset date 11/25/18)
7.48%	11/25/29	73,604	71,911
Provident Funding Mortgage Loan Trust, Series 2003-1, Class A
4.33%	08/25/33[8]	599,140	606,705
Residential Accredit Loans Trust, Series 2003-QS3, Class A4
5.50%	02/25/18	1,221	1,261
Residential Accredit Loans Trust, Series 2005-QA10, Class A31
4.65%	09/25/35[8]	545,979	496,242
Residential Accredit Loans Trust, Series 2005-QA12, Class CB1
4.41%	12/25/35[8]	4,899,289	3,436,819
Residential Accredit Loans Trust, Series 2005-QA4, Class A41
4.24%	04/25/35[8]	1,895,404	1,800,459
Residential Accredit Loans Trust, Series 2005-QA7, Class A1
4.20%	07/25/35[8]	4,419,229	3,706,579

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Residential Accredit Loans Trust, Series 2005-QO5, Class A1
(Federal Reserve US 12-Month Cumulative Average plus 1.00%)
2.84%	01/25/46[2]	$7,313,071	$6,740,152
Residential Accredit Loans Trust, Series 2006-QA1, Class A11
4.18%	01/25/36[8]	174,958	147,551
Residential Accredit Loans Trust, Series 2006-QA1, Class A21
4.70%	01/25/36[8]	18,265,766	16,138,685
Residential Accredit Loans Trust, Series 2006-QA7, Class 2A1
(LIBOR USD 1-Month plus 0.19%)
2.40%	08/25/36[2]	31,634,065	29,160,440
Residential Accredit Loans Trust, Series 2006-QS10, Class AV (IO)
0.57%	08/25/36[4,5,8]	32,705,631	763,990
Residential Accredit Loans Trust, Series 2006-QS12, Class 2A9
(LIBOR USD 1-Month plus 0.38%)
2.60%	09/25/36[2]	290,927	239,995
Residential Accredit Loans Trust, Series 2006-QS2, Class 1AV (IO)
0.47%	02/25/36[4,5,8]	108,621,964	1,748,607
Residential Accredit Loans Trust, Series 2006-QS7, Class AV (IO)
0.70%	06/25/36[4,5,8]	56,700,353	1,444,308
Residential Accredit Loans Trust, Series 2006-QS8, Class AV (IO)
0.79%	08/25/36[4,5,8]	126,372,503	4,054,750
Residential Accredit Loans Trust, Series 2007-QS10, Class AV (IO)
0.47%	09/25/37[4,5,8]	88,845,362	1,535,301
Residential Accredit Loans Trust, Series 2007-QS4, Class 3AV (IO)
0.37%	03/25/37[4,5,8]	55,578,544	800,520
Residential Accredit Loans Trust, Series 2007-QS5, Class AV (IO)
0.26%	03/25/37[4,5,8]	66,403,646	602,042
Residential Accredit Loans Trust, Series 2007-QS6, Class AV (IO)
0.32%	04/25/37[4,5,8]	140,072,102	1,912,348
Residential Accredit Loans Trust, Series 2007-QS7, Class 2AV (IO)
0.38%	06/25/37[4,5,8]	44,442,061	632,575
Residential Accredit Loans Trust, Series 2007-QS8, Class AV (IO)
0.41%	06/25/37[4,5,8]	116,276,382	1,946,067
Residential Asset Mortgage Products Trust, Series 2004-SL3, Class A2
6.50%	12/25/31	7,083	6,999

See accompanying notes to Schedule of Portfolio Investments.

137 / Semi-Annual Report September 2018

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Residential Asset Mortgage Products Trust, Series 2004-SL1, Class A8
6.50%	11/25/31	$39,214	$41,079
Residential Asset Mortgage Products Trust, Series 2004-SL3, Class A4
8.50%	12/25/31	33,203	24,089
Residential Asset Mortgage Products Trust, Series 2005-RS8, Class A3
(LIBOR USD 1-Month plus 0.37%)
2.59%	09/25/35[2]	10,413,883	10,461,626
Residential Asset Mortgage Products Trust, Series 2005-RZ3, Class M3
(LIBOR USD 1-Month plus 0.55%)
2.77%	09/25/35[2]	750,000	747,727
Residential Asset Securities Trust, Series 2006-KS3, Class M1
(LIBOR USD 1-Month plus 0.33%)
2.55%	04/25/36[2]	815,000	811,295
Residential Asset Securitization Trust, Series 2004-IP2, Class 1A1
3.89%	12/25/34[8]	264,992	270,094
Residential Asset Securitization Trust, Series 2004-IP2, Class 2A1
4.18%	12/25/34[8]	24,173	24,342
Residential Asset Securitization Trust, Series 2004-IP2, Class 3A1
4.31%	12/25/34[8]	565,159	571,234
Residential Asset Securitization Trust, Series 2006-A7CB, Class 1A3
6.25%	07/25/36	2,719,186	2,678,985
Residential Funding Mortgage Securities Trust, Series 2005-SA5, Class 1A
3.89%	11/25/35[8]	6,446,023	5,321,386
Residential Funding Mortgage Securities Trust, Series 2006-SA3, Class 3A1
4.93%	09/25/36[8]	1,024,539	983,640
Residential Funding Mortgage Securities Trust, Series 2006-SA3, Class 4A1
5.45%	09/25/36[8]	372,758	312,283
Residential Funding Mortgage Securities Trust, Series 2006-SA4, Class 2A1
5.03%	11/25/36[8]	119,219	114,255
Residential Funding Mortgage Securities Trust, Series 2007-SA2, Class 2A2
4.24%	04/25/37[8]	2,328,221	2,237,089
Saxon Asset Securities Trust, Series 2001-2, Class AF6 (STEP-reset date 11/25/18)
6.81%	06/25/16	7,826	7,826
Saxon Asset Securities Trust, Series 2007-1, Class A2C
(LIBOR USD 1-Month plus 0.15%)
2.37%	01/25/47[2]	7,798,109	7,727,712

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Saxon Asset Securities Trust, Series 2007-3, Class 2A3
(LIBOR USD 1-Month plus 0.40%)
2.62%	09/25/47[2]	$32,174,000	$29,085,689
Securitized Asset-Backed Receivables LLC Trust, Series 2006-CB1, Class AF2 (STEP-reset date 11/25/18)
3.47%	01/25/36	8,502,900	7,301,991
Securitized Asset-Backed Receivables LLC Trust, Series 2007-BR1, Class A2A
(LIBOR USD 1-Month plus 0.11%)
2.33%	02/25/37[2]	6,958,079	4,238,637
Securitized Asset-Backed Receivables LLC Trust, Series 2007-BR1, Class A2B
(LIBOR USD 1-Month plus 0.27%)
2.49%	02/25/37[2]	34,444,666	21,576,943
Securitized Asset-Backed Receivables LLC Trust, Series 2007-BR2, Class A2
(LIBOR USD 1-Month plus 0.23%)
2.45%	02/25/37[2]	55,564,116	31,770,784
Securitized Asset-Backed Receivables LLC Trust, Series 2007-BR5, Class A2A
(LIBOR USD 1-Month plus 0.13%)
2.35%	05/25/37[2]	20,372,664	15,671,731
Securitized Asset-Backed Receivables LLC Trust, Series 2007-BR5, Class A2C
(LIBOR USD 1-Month plus 0.35%)
2.57%	05/25/37[2]	15,364,887	12,012,172
Securitized Asset-Backed Receivables LLC Trust, Series 2007-NC1, Class A2B
(LIBOR USD 1-Month plus 0.15%)
2.37%	12/25/36[2]	37,525,592	22,715,565
Securitized Asset-Backed Receivables LLC Trust, Series 2007-NC2, Class A2B
(LIBOR USD 1-Month plus 0.14%)
2.36%	01/25/37[2]	20,546,808	15,577,250
Sequoia Mortgage Trust, Series 2003-2, Class A1
(LIBOR USD 1-Month plus 0.66%)
2.83%	06/20/33[2]	968	963
Sequoia Mortgage Trust, Series 2003-8, Class A1
(LIBOR USD 1-Month plus 0.64%)
2.81%	01/20/34[2]	2,172	2,153
Sequoia Mortgage Trust, Series 2004-3, Class A
(LIBOR USD 6-Month plus 0.50%)
2.86%	05/20/34[2]	506,451	492,404
SG Mortgage Securities Trust, Series 2007-NC1, Class A2

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2018 / 138

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Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
(LIBOR USD 1-Month plus 0.24%)
2.46%	12/25/36[2,3]	$16,709,831	$11,706,197
Soundview Home Loan Trust, Series 2005-OPT1, Class M2
(LIBOR USD 1-Month plus 0.68%)
2.89%	06/25/35[2]	28,255,661	28,226,504
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-1, Class 3A3
4.14%	02/25/34[8]	23,839	24,140
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-12, Class 2A
4.24%	09/25/34[8]	9,885,138	9,800,160
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-14, Class 1A
3.99%	10/25/34[8]	254,753	258,400
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-14, Class 2A
4.13%	10/25/34[8]	10,361,056	10,562,906
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-15, Class A
4.16%	10/25/34[8]	3,230,190	3,155,310
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-16, Class 3A1
4.06%	11/25/34[8]	6,708,674	6,845,111
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-17, Class A1
2.74%	11/25/34[8]	50,627	45,877
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-20, Class 1A2
4.08%	01/25/35[8]	876,688	873,813
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-12, Class 3A1
4.22%	06/25/35[8]	2,697,292	2,630,281
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-18, Class 7A3
4.08%	09/25/35[8]	20,590,573	17,691,171
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-12, Class 1A1
(LIBOR USD 1-Month plus 0.16%)
2.38%	01/25/37[2]	37,215,858	34,841,509
Structured Adjustable Rate Mortgage Loan Trust, Series 2007-9, Class 2A1
4.05%	10/25/47[8]	922,589	822,598
Structured Asset Mortgage Investments II, Series 2005-AR8, Class A1A
(LIBOR USD 1-Month plus 0.28%)
2.50%	02/25/36[2]	723,224	689,742
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2006-WF2, Class A4
(LIBOR USD 1-Month plus 0.31%)
2.53%	07/25/36[2]	11,287,798	11,317,931

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2006-WF3, Class A1
(LIBOR USD 1-Month plus 0.14%)
2.36%	09/25/36[2]	$5,661,944	$5,653,512
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2004-23XS, Class 2A1
(LIBOR USD 1-Month plus 0.30%)
2.52%	01/25/35[2]	2,105,815	2,071,706
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 1997-2, Class 2A4
7.25%	03/28/30	1,378	1,368
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2003-26A, Class 3A5
4.35%	09/25/33[8]	199,664	201,789
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2003-34A, Class 5A4
4.10%	11/25/33[8]	1,529,197	1,560,283
Structured Asset Securities Corp. Trust, Series 2005-17, Class 4A4
5.50%	10/25/35	3,360,562	3,460,686
Structured Asset Securities Corp. Trust, Series 2005-5, Class 2A4
5.50%	04/25/35	2,952,927	2,894,637
Suntrust Adjustable Rate Mortgage Loan Trust, Series 2007-3, Class 1A1
4.22%	06/25/37[8]	3,970,798	3,720,415
Thornburg Mortgage Securities Trust, Series 2004-4, Class 2A
3.22%	12/25/44[8]	150,289	148,360
Wachovia Mortgage Loan Trust LLC, Series 2006-ALT1, Class A3
(LIBOR USD 1-Month plus 0.23%)
2.45%	01/25/37[2]	18,609,042	11,925,692
Wachovia Mortgage Loan Trust LLC, Series 2006-AMN1, Class A3
(LIBOR USD 1-Month plus 0.24%)
2.46%	08/25/36[2]	21,071,505	12,781,157
WaMu Asset-Backed Certificates, Series 2007-HE1, Class 2A2
(LIBOR USD 1-Month plus 0.11%)
2.33%	01/25/37[2]	4,202,061	2,634,604
WaMu Asset-Backed Certificates, Series 2007-HE1, Class 2A3
(LIBOR USD 1-Month plus 0.15%)
2.37%	01/25/37[2]	38,789,745	24,375,821
WaMu Asset-Backed Certificates, Series 2007-HE1, Class 2A4

See accompanying notes to Schedule of Portfolio Investments.

139 / Semi-Annual Report September 2018

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
(LIBOR USD 1-Month plus 0.23%)
2.45%	01/25/37[2]	$13,021,062	$8,251,150
WaMu Mortgage Pass-Through Certificates, Series 2003-AR6, Class A1
4.23%	06/25/33[8]	4,567,144	4,632,103
WaMu Mortgage Pass-Through Certificates, Series 2004-AR3, Class A2
3.95%	06/25/34[8]	50,207	51,404
WaMu Mortgage Pass-Through Certificates, Series 2004-AR6, Class A
(LIBOR USD 1-Month plus 0.42%)
2.64%	05/25/44[2]	1,807,321	1,841,929
WaMu Mortgage Pass-Through Certificates, Series 2005-3, Class 2A3
(LIBOR USD 1-Month plus 0.55%)
2.77%	05/25/35[2]	3,617,709	2,994,160
WaMu Mortgage Pass-Through Certificates, Series 2005-4, Class CB13
(LIBOR USD 1-Month plus 0.50%)
2.72%	06/25/35[2]	6,518,070	5,816,457
WaMu Mortgage Pass-Through Certificates, Series 2005-AR1, Class A1A
(LIBOR USD 1-Month plus 0.64%)
2.86%	01/25/45[2]	892,509	922,048
WaMu Mortgage Pass-Through Certificates, Series 2005-AR11, Class A1A
(LIBOR USD 1-Month plus 0.32%)
2.54%	08/25/45[2]	47,266,003	48,037,020
WaMu Mortgage Pass-Through Certificates, Series 2005-AR12, Class 1A6
4.02%	10/25/35[8]	1,570,101	1,574,025
WaMu Mortgage Pass-Through Certificates, Series 2005-AR13, Class A1A1
(LIBOR USD 1-Month plus 0.29%)
2.51%	10/25/45[2]	6,964,076	7,049,922
WaMu Mortgage Pass-Through Certificates, Series 2005-AR14, Class 2A1
3.71%	12/25/35[8]	4,878,213	4,753,073
WaMu Mortgage Pass-Through Certificates, Series 2005-AR15, Class A1A1
(LIBOR USD 1-Month plus 0.26%)
2.48%	11/25/45[2]	35,584,758	35,649,148
WaMu Mortgage Pass-Through Certificates, Series 2005-AR17, Class A1A1
(LIBOR USD 1-Month plus 0.27%)
2.49%	12/25/45[2]	16,424,487	16,441,447
WaMu Mortgage Pass-Through Certificates, Series 2005-AR19, Class A1A2
(LIBOR USD 1-Month plus 0.29%)
2.51%	12/25/45[2]	19,421,147	19,374,286

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
WaMu Mortgage Pass-Through Certificates, Series 2005-AR2, Class 1A1A
(LIBOR USD 1-Month plus 0.33%)
2.55%	01/25/45[2]	$16,557,180	$16,663,569
WaMu Mortgage Pass-Through Certificates, Series 2005-AR2, Class 2A1A
(LIBOR USD 1-Month plus 0.31%)
2.53%	01/25/45[2]	1,518,540	1,526,831
WaMu Mortgage Pass-Through Certificates, Series 2005-AR2, Class 2A23
(LIBOR USD 1-Month plus 0.38%)
2.60%	01/25/45[2]	5,392,327	5,413,447
WaMu Mortgage Pass-Through Certificates, Series 2005-AR6, Class 2A1A
(LIBOR USD 1-Month plus 0.46%)
2.68%	04/25/45[2]	197,181	198,882
WaMu Mortgage Pass-Through Certificates, Series 2006-AR1, Class 2A1A
(Federal Reserve US 12-Month Cumulative Average plus 1.07%)
2.91%	01/25/46[2]	38,300,902	40,012,397
WaMu Mortgage Pass-Through Certificates, Series 2006-AR10, Class 1A4
3.86%	09/25/36[8]	15,798,498	15,110,936
WaMu Mortgage Pass-Through Certificates, Series 2006-AR16, Class 3A1
3.27%	12/25/36[8]	894,221	872,648
WaMu Mortgage Pass-Through Certificates, Series 2006-AR3, Class A1A
(Federal Reserve US 12-Month Cumulative Average plus 1.00%)
2.84%	02/25/46[2]	19,708,980	19,748,236
WaMu Mortgage Pass-Through Certificates, Series 2006-AR4, Class 1A1A
(Federal Reserve US 12-Month Cumulative Average plus 0.94%)
2.69%	05/25/46[2]	6,717,497	6,775,830
WaMu Mortgage Pass-Through Certificates, Series 2006-AR7, Class 2A
(Federal Reserve US 12-Month Cumulative Average plus 0.98%)
2.82%	07/25/46[2]	14,455,116	13,974,623
WaMu Mortgage Pass-Through Certificates, Series 2007-1, Class 2A1
6.00%	01/25/22	284,747	271,180
WaMu Mortgage Pass-Through Certificates, Series 2007-HY7, Class 4A2
3.88%	07/25/37[8]	326,863	304,287
WaMu Mortgage Pass-Through Certificates, Series 2007-OA1, Class A1A

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2018 / 140

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
(Federal Reserve US 12-Month Cumulative Average plus 0.70%)
2.54%	02/25/47	[2]	$16,667,625	$15,787,111
WaMu MSC Mortgage Pass-Through Certificates, Series 2002-AR1, Class 1A1
3.60%	11/25/30	[8]	356,668	361,918
Wells Fargo Alternative Loan Trust, Series 2007-PA5, Class 1A1
6.25%	11/25/37		223,214	218,548
Wells Fargo Mortgage-Backed Securities Trust, Series 2003-M, Class A1
3.79%	12/25/33	[8]	954,672	983,871
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-L, Class A8
4.55%	07/25/34	[8]	187,386	191,592
Wells Fargo Mortgage-Backed Securities Trust, Series 2004-S, Class A1
4.43%	09/25/34	[8]	1,839,796	1,894,048
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR10, Class 2A14
4.21%	06/25/35	[8]	887,915	913,151
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-10, Class A4
6.00%	08/25/36		1,977,864	1,993,423
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-2, Class 2A3
5.50%	03/25/36		224,081	220,538
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR1, Class 1A1
4.04%	03/25/36	[8]	3,675,270	3,547,945
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR10, Class 5A1
4.23%	07/25/36	[8]	184,603	187,785
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR10, Class 5A2
4.23%	07/25/36	[8]	62,606	63,686
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR10, Class 5A3
4.23%	07/25/36	[8]	133,894	136,202
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR10, Class 5A6
4.23%	07/25/36	[8]	782,675	796,168
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR8, Class 1A3
4.37%	04/25/36	[8]	3,994	4,011

				5,008,927,622

U.S. Agency Commercial
Mortgage-Backed — 2.07%
Fannie Mae-Aces, Series 2011-M2, Class A3
3.76%	04/25/21		674,720	685,235

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Commercial Mortgage-Backed (continued)
Fannie Mae-Aces, Series 2011-M5, Class X (IO)
1.12%	07/25/21	[8]	$128,705,066	$3,396,031
Fannie Mae-Aces, Series 2014-M12, Class FA
(LIBOR USD 1-Month plus 0.30%)
2.37%	10/25/21	[2]	14,971,073	14,983,873
Fannie Mae-Aces, Series 2014-M8, Class A1
2.35%	06/25/24		5,291,807	5,167,003
Fannie Mae-Aces, Series 2015-M10, Class A2
3.09%	04/25/27	[8]	122,515,000	118,183,850
Fannie Mae-Aces, Series 2015-M10, Class FA
(LIBOR USD 1-Month plus 0.25%)
2.32%	03/25/19	[2]	4,017,617	4,011,963
Fannie Mae-Aces, Series 2016-M13, Class FA (IO)
(LIBOR USD 1-Month plus 0.67%)
2.74%	11/25/23	[2]	45,358,697	45,715,332
Fannie Mae-Aces, Series 2017-M13, Class A2
3.04%	09/25/27	[8]	186,605,000	177,640,962
Fannie Mae-Aces, Series 2018-M1, Class A2
3.09%	12/25/27	[8]	810,000	773,924
Freddie Mac Multifamily Structured Pass- Through Certificates, Series KF34, Class A
(LIBOR USD 1-Month plus 0.36%)
2.47%	08/25/24	[2]	132,225,330	132,289,559
Freddie Mac Multifamily Structured Pass- Through Certificates, Series K053, Class A2
3.00%	12/25/25		205,000,000	200,071,759
Freddie Mac Multifamily Structured Pass- Through Certificates, Series K154, Class A2
3.42%	04/25/32		750,000	729,890
Freddie Mac Multifamily Structured Pass- Through Certificates, Series K154, Class A3
3.46%	11/25/32		72,550,000	69,940,986
Freddie Mac Multifamily Structured Pass- Through Certificates, Series KF03, Class A
(LIBOR USD 1-Month plus 0.34%)
2.45%	01/25/21	[2]	421,084	421,924
Freddie Mac Multifamily Structured Pass- Through Certificates, Series KF09, Class A
(LIBOR USD 1-Month plus 0.38%)
2.49%	05/25/22	[2]	38,111,607	38,164,216

See accompanying notes to Schedule of Portfolio Investments.

141 / Semi-Annual Report September 2018

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Commercial Mortgage-Backed (continued)
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KF10, Class A
(LIBOR USD 1-Month plus 0.38%)
2.49%	07/25/22	[2]	$110,939,993	$111,255,107
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KF15, Class A
(LIBOR USD 1-Month plus 0.67%)
2.78%	02/25/23	[2]	80,995,625	81,297,463
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KF17, Class A
(LIBOR USD 1-Month plus 0.55%)
2.66%	03/25/23	[2]	40,709,292	40,869,076
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KF29, Class A
(LIBOR USD 1-Month plus 0.36%)
2.47%	02/25/24	[2]	141,625,786	142,028,712
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KF39, Class A
(LIBOR USD 1-Month plus 0.32%)
2.43%	11/25/24	[2]	744,384	745,780
Freddie Mac Multifamily Structured Pass- Through Certificates, Series KP04, Class AG1
(LIBOR USD 1-Month plus 0.22%)
2.33%	07/25/20	[2]	96,600,000	96,730,014
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KS07, Class A2
2.74%	09/25/25		65,000,000	62,165,369
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KSW1, Class A
(LIBOR USD 1-Month plus 0.58%)
2.69%	02/25/26	[2]	10,299,428	10,327,890
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KW02, Class A1
2.90%	04/25/26		109,790,619	107,994,812
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KX01, Class A
2.36%	02/25/23		34,872,446	33,357,479
NCUA Guaranteed Notes Trust, Series 2011-C1, Class 2A
(LIBOR USD 1-Month plus 0.53%)
2.65%	03/09/21	[2]	1,678,015	1,678,757

				1,500,626,966

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed — 29.85%
Fannie Mae Pool (TBA)
3.00%	10/01/32	$478,215,000	$472,312,034
3.50%	10/25/25	185,920,000	186,893,170
3.50%	10/01/47	386,770,000	380,666,286
4.00%	10/25/41	299,070,000	302,013,970
4.50%	10/25/39	39,225,000	40,466,103
Fannie Mae Pool 190375
5.50%	11/01/36	964,062	1,040,610
Fannie Mae Pool 190396
4.50%	06/01/39	14,463	15,070
Fannie Mae Pool 254232
6.50%	03/01/22	12,548	13,049
Fannie Mae Pool 313182
7.50%	10/01/26	1,677	1,784
Fannie Mae Pool 394854
6.50%	05/01/27	1,171	1,285
Fannie Mae Pool 465721
4.04%	10/01/20	850,000	864,607
Fannie Mae Pool 466766
3.88%	12/01/20	17,254,380	17,573,001
Fannie Mae Pool 467243
4.55%	01/01/21	2,455,193	2,521,688
Fannie Mae Pool 468128
4.33%	07/01/21	1,911,519	1,971,325
Fannie Mae Pool 468491
3.95%	07/01/21	774,507	792,060
Fannie Mae Pool 468551
3.98%	07/01/21	10,252,500	10,432,735
Fannie Mae Pool 468587
3.84%	08/01/21	649,472	660,397
Fannie Mae Pool 468764
4.16%	07/01/21	28,200,000	28,935,323
Fannie Mae Pool 545191
7.00%	09/01/31	3,951	4,252
Fannie Mae Pool 545756
7.00%	06/01/32	923	1,036
Fannie Mae Pool 606108
7.00%	03/01/31	2,770	2,782
Fannie Mae Pool 613142
7.00%	11/01/31	9,717	10,953
Fannie Mae Pool 625666
7.00%	01/01/32	9,406	10,235
Fannie Mae Pool 633698
7.50%	02/01/31	41,507	46,866
Fannie Mae Pool 655928
7.00%	08/01/32	152,251	172,821
Fannie Mae Pool 725257
5.50%	02/01/34	1,080,203	1,166,696
Fannie Mae Pool 734830

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2018 / 142

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
4.50%	08/01/33		$14,517	$15,023
Fannie Mae Pool 734922
4.50%	09/01/33		2,357,686	2,451,352
Fannie Mae Pool 735207
7.00%	04/01/34		22,522	25,038
Fannie Mae Pool 735224
5.50%	02/01/35		4,448,914	4,807,607
Fannie Mae Pool 735646
4.50%	07/01/20		286,382	290,175
Fannie Mae Pool 735651
4.50%	06/01/35		5,026,158	5,240,521
Fannie Mae Pool 735686
6.50%	12/01/22		5,758	5,862
Fannie Mae Pool 740297
5.50%	10/01/33		2,095	2,263
Fannie Mae Pool 745147
4.50%	12/01/35		32,106	33,316
Fannie Mae Pool 745592
5.00%	01/01/21		580	598
Fannie Mae Pool 753168
4.50%	12/01/33		8,194	8,499
Fannie Mae Pool 815422
4.50%	02/01/35		39,798	41,194
Fannie Mae Pool 817611
(LIBOR USD 6-Month plus 1.58%)
3.83%	11/01/35	[2]	189,977	200,556
Fannie Mae Pool 839109
(LIBOR USD 12-Month plus 1.91%)
3.66%	11/01/35	[2]	7,639	7,975
Fannie Mae Pool 841031
(LIBOR USD 12-Month plus 1.84%)
3.59%	11/01/35	[2]	2,716	2,849
Fannie Mae Pool 844773
(LIBOR USD 12-Month plus 1.59%)
3.39%	12/01/35	[2]	5,286	5,515
Fannie Mae Pool 888412
7.00%	04/01/37		253,093	273,867
Fannie Mae Pool 889125
5.00%	12/01/21		850,338	858,305
Fannie Mae Pool 889184
5.50%	09/01/36		4,105,672	4,436,111
Fannie Mae Pool 918445
(LIBOR USD 12-Month plus 1.57%)
3.69%	05/01/37	[2]	7,115	7,397
Fannie Mae Pool 933033
6.50%	10/01/37		494,671	530,079
Fannie Mae Pool AB1613
4.00%	10/01/40		38,899,038	39,670,940

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool AB1803
4.00%	11/01/40	$44,208,432	$45,085,693
Fannie Mae Pool AB2127
3.50%	01/01/26	22,004,141	22,161,169
Fannie Mae Pool AB3679
3.50%	10/01/41	15,023,506	14,839,746
Fannie Mae Pool AB3864
3.50%	11/01/41	12,868,640	12,790,724
Fannie Mae Pool AB4045
3.50%	12/01/41	13,594,349	13,492,973
Fannie Mae Pool AB4262
3.50%	01/01/32	9,441,422	9,472,098
Fannie Mae Pool AB9703
3.50%	06/01/43	34,553,972	34,109,263
Fannie Mae Pool AC8279
4.50%	08/01/39	21,904	22,731
Fannie Mae Pool AD0849
4.25%	02/01/20	16,974,288	17,214,074
Fannie Mae Pool AD0850
4.31%	02/01/20	28,704,057	29,043,817
Fannie Mae Pool AD0895
4.50%	07/01/19	15,197,165	15,332,347
Fannie Mae Pool AE0482
5.50%	01/01/38	10,423,191	11,263,632
Fannie Mae Pool AE0600
3.85%	11/01/20	15,414,810	15,647,065
Fannie Mae Pool AE0605
4.65%	07/01/20	14,453,863	14,645,236
Fannie Mae Pool AE0913
4.15%	09/01/20	79,849,207	81,436,904
Fannie Mae Pool AE0918
3.67%	10/01/20	3,105,012	3,135,251
Fannie Mae Pool AH3780
4.00%	02/01/41	17,315,373	17,695,733
Fannie Mae Pool AJ1404
4.00%	09/01/41	26,415,780	26,924,219
Fannie Mae Pool AL0024
3.69%	01/01/21	183,140,881	185,834,938
Fannie Mae Pool AL0209
4.50%	05/01/41	26,894,006	28,226,914
Fannie Mae Pool AL0290
4.45%	04/01/21	23,265,443	23,882,354
Fannie Mae Pool AL0834
4.07%	10/01/21	24,211,852	24,681,288
Fannie Mae Pool AL0851
6.00%	10/01/40	17,638,218	19,268,984
Fannie Mae Pool AL1445
4.36%	11/01/21	66,576,482	68,074,434

See accompanying notes to Schedule of Portfolio Investments.

143 / Semi-Annual Report September 2018

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool AL2669
4.46%	09/01/21	$18,133,704	$18,546,763
Fannie Mae Pool AL4597
4.00%	01/01/44	66,574,608	67,867,091
Fannie Mae Pool AL6162
3.30%	02/01/23	18,599,013	18,534,670
Fannie Mae Pool AL6829
2.96%	05/01/27	2,756,874	2,667,364
Fannie Mae Pool AL8037
4.50%	07/01/34	303,967	314,922
Fannie Mae Pool AL8356
4.50%	07/01/34	807,391	836,427
Fannie Mae Pool AL8960
4.50%	05/01/46	69,737,818	72,385,031
Fannie Mae Pool AL9106
4.50%	02/01/46	91,403,633	94,770,571
Fannie Mae Pool AL9472
4.00%	10/01/43	12,646,982	12,882,991
Fannie Mae Pool AL9722
4.50%	08/01/46	308,455,059	319,817,290
Fannie Mae Pool AL9846
4.50%	02/01/47	308,723,819	320,095,950
Fannie Mae Pool AM0414
2.87%	09/01/27	39,760,000	37,690,678
Fannie Mae Pool AM2897
3.18%	03/01/28	546,925	531,242
Fannie Mae Pool AM4236
3.94%	08/01/25	9,275	9,503
Fannie Mae Pool AM4687
3.70%	12/01/25	5,173,311	5,245,614
Fannie Mae Pool AM4869
4.07%	12/01/25	1,839,685	1,900,777
Fannie Mae Pool AM6057
3.44%	08/01/26	6,750,000	6,741,641
Fannie Mae Pool AM6155
3.23%	07/01/26	2,893,619	2,861,351
Fannie Mae Pool AM6667
3.39%	09/01/26	3,461,000	3,435,748
Fannie Mae Pool AM7016
3.47%	10/01/29	4,993,015	4,906,557
Fannie Mae Pool AM8036
2.66%	03/01/27	1,965,000	1,850,905
Fannie Mae Pool AM8709
2.82%	04/01/27	6,344,101	6,096,264
Fannie Mae Pool AM8765
2.83%	06/01/27	4,000,000	3,801,483
Fannie Mae Pool AM8958
2.97%	06/01/30	5,500,000	5,089,625

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool AM8969
3.27%	07/01/30	$12,691,000	$12,143,033
Fannie Mae Pool AM9004
2.80%	06/01/25	99,602,397	96,664,515
Fannie Mae Pool AM9440
3.05%	07/01/27	47,705,000	46,156,341
Fannie Mae Pool AM9602
3.57%	08/01/27	1,749,168	1,749,456
Fannie Mae Pool AM9623
3.34%	07/01/30	1,420,000	1,366,384
Fannie Mae Pool AM9749
3.48%	11/01/30	5,435,591	5,340,336
Fannie Mae Pool AM9954
3.22%	11/01/27	3,205,120	3,128,896
Fannie Mae Pool AN0153
3.36%	11/01/30	10,657,026	10,288,524
Fannie Mae Pool AN0154
3.36%	11/01/30	15,109,619	14,587,154
Fannie Mae Pool AN0648
3.28%	01/01/28	14,003,615	13,730,000
Fannie Mae Pool AN0959
2.92%	05/01/31	35,459,000	32,603,118
Fannie Mae Pool AN1161
3.05%	04/01/28	435,000	415,614
Fannie Mae Pool AN1210
2.85%	05/01/31	5,977,500	5,498,851
Fannie Mae Pool AN1427
2.96%	04/01/28	4,135,456	3,973,157
Fannie Mae Pool AN1482
3.03%	05/01/31	5,419,743	5,071,633
Fannie Mae Pool AN1686
2.32%	07/01/26	30,531,824	28,517,633
Fannie Mae Pool AN1688
2.32%	07/01/26	25,923,247	24,213,084
Fannie Mae Pool AN1954
2.26%	07/01/26	28,477,792	26,468,874
Fannie Mae Pool AN2118
2.32%	08/01/26	14,407,772	13,451,425
Fannie Mae Pool AN2228
2.52%	08/01/26	15,985,000	15,037,108
Fannie Mae Pool AN2248
2.48%	08/01/26	51,160,000	47,987,913
Fannie Mae Pool AN2270
2.51%	08/01/26	2,630,826	2,484,708
Fannie Mae Pool AN2271
2.33%	08/01/26	2,152,000	1,983,582
Fannie Mae Pool AN2309
2.21%	07/01/26	45,206,409	41,902,936

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2018 / 144

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool AN2338
2.36%	09/01/26		$41,229,112	$38,559,857
Fannie Mae Pool AN2367
2.46%	08/01/26		12,485,305	11,735,653
Fannie Mae Pool AN2371
2.18%	09/01/26		36,097,414	33,320,482
Fannie Mae Pool AN3097
2.54%	11/01/28		35,120,000	32,215,625
Fannie Mae Pool AN3574
2.34%	11/01/26		28,210,000	25,956,929
Fannie Mae Pool AN3597
(LIBOR USD 1-Month plus 0.64%)
2.75%	11/01/26	[2]	23,520,000	23,495,787
Fannie Mae Pool AN3631
2.99%	02/01/29		37,752,000	35,701,304
Fannie Mae Pool AN4429
3.22%	01/01/27		23,130,000	22,657,128
Fannie Mae Pool AN4431
3.22%	01/01/27		49,395,000	48,385,164
Fannie Mae Pool AN4435
3.22%	01/01/27		29,420,000	28,818,535
Fannie Mae Pool AN5718
3.24%	06/01/29		3,805,000	3,646,002
Fannie Mae Pool AN5719
3.24%	06/01/29		3,405,000	3,262,717
Fannie Mae Pool AN6459
3.21%	08/01/29		786,730	761,736
Fannie Mae Pool AN6479
2.80%	12/01/22		600,000	586,156
Fannie Mae Pool AN9814
3.63%	08/01/28		136,394,100	136,785,983
Fannie Mae Pool AN9827
3.62%	08/01/28		37,930,000	38,060,324
Fannie Mae Pool AS8605
3.00%	01/01/32		340,877	337,127
Fannie Mae Pool AS8663
4.50%	01/01/47		54,268,014	56,101,682
Fannie Mae Pool AS9830
4.00%	06/01/47		221,739,080	224,151,133
Fannie Mae Pool AS9972
4.00%	07/01/47		191,352,288	193,433,797
Fannie Mae Pool AU3739
3.50%	08/01/43		46,163,569	45,855,143
Fannie Mae Pool BD2450
3.50%	01/01/47		194,571	191,646
Fannie Mae Pool BM2007
4.00%	09/01/48		200,896,422	203,011,627
Fannie Mae Pool CA1187

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
3.50%	02/01/48	$214,339,972	$211,086,668
Fannie Mae Pool CA1711
4.50%	05/01/48	49,351,031	50,956,867
Fannie Mae Pool CA2208
4.50%	08/01/48	118,924,402	122,778,829
Fannie Mae Pool FN0000
3.59%	09/01/20	6,142,882	6,194,658
Fannie Mae Pool FN0001
3.77%	12/01/20	37,341,481	37,793,739
Fannie Mae Pool FN0003
4.28%	01/01/21	6,147,838	6,291,910
Fannie Mae Pool FN0005
3.37%	11/01/20	33,590,730	33,710,398
Fannie Mae Pool MA1177
3.50%	09/01/42	79,047,691	78,277,325
Fannie Mae Pool MA1404
3.50%	04/01/43	6,069	5,991
Fannie Mae Pool MA1527
3.00%	08/01/33	73,641,917	72,402,531
Fannie Mae Pool MA1561
3.00%	09/01/33	45,873,187	45,020,234
Fannie Mae Pool MA1582
3.50%	09/01/43	23,334,057	23,034,417
Fannie Mae Pool MA1584
3.50%	09/01/33	74,954,372	74,790,432
Fannie Mae Pool MA1608
3.50%	10/01/33	51,623,359	51,510,464
Fannie Mae Pool MA2960
4.00%	04/01/47	125,642,776	126,959,771
Fannie Mae Pool MA3027
4.00%	06/01/47	220,577,385	222,892,188
Fannie Mae Pool MA3029
3.00%	06/01/32	73,386,599	72,513,682
Fannie Mae Pool MA3058
4.00%	07/01/47	86,258,085	87,163,035
Fannie Mae Pool MA3182
3.50%	11/01/47	131,035,158	129,042,095
Fannie Mae Pool MA3210
3.50%	12/01/47	285,083,462	280,747,302
Fannie Mae Pool MA3237
3.00%	01/01/48	953,544	913,009
Fannie Mae Pool MA3238
3.50%	01/01/48	189,155,917	186,278,829
Fannie Mae Pool MA3239
4.00%	01/01/48	1,475,436	1,491,039
Fannie Mae Pool MA3275
3.00%	02/01/48	1,595,074	1,527,069
Fannie Mae Pool MA3276

See accompanying notes to Schedule of Portfolio Investments.

145 / Semi-Annual Report September 2018

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
3.50%	02/01/48		$80,583,191	$79,357,509
Fannie Mae Pool MA3305
3.50%	03/01/48		234,670,700	231,083,890
Fannie Mae Pool MA3306
4.00%	03/01/48		387,189	391,267
Fannie Mae Pool MA3332
3.50%	04/01/48		441,235,081	434,491,050
Fannie Mae Pool MA3383
3.50%	06/01/48		272,805,930	268,690,762
Fannie Mae Pool MA3444
4.50%	08/01/48		145,413,472	150,167,811
Fannie Mae Pool MA3468
4.50%	09/01/48		46,205,000	47,715,687
Fannie Mae Pool MA3496
4.50%	10/01/48		23,829,721	24,603,256
Fannie Mae REMICS, Series 1989-27, Class Y
6.90%	06/25/19		20	21
Fannie Mae REMICS, Series 1991-65, Class Z
6.50%	06/25/21		1,449	1,490
Fannie Mae REMICS, Series 1992-123, Class Z
7.50%	07/25/22		654	688
Fannie Mae REMICS, Series 1993-132, Class D (PO)
0.00%	10/25/22	[9]	26,985	25,698
Fannie Mae REMICS, Series 1993-29, Class PK
7.00%	03/25/23		2,905	3,011
Fannie Mae REMICS, Series 1994-55, Class H
7.00%	03/25/24		11,925	12,846
Fannie Mae REMICS, Series 1997-34, Class SA
(Cost of Funds 11th District of San Francisco * 5.542, 37.68% Cap)
5.62%	10/25/23	[2]	3,176	3,880
Fannie Mae REMICS, Series 1998-37, Class VZ
6.00%	06/17/28		7,862	8,230
Fannie Mae REMICS, Series 1999-11, Class Z
5.50%	03/25/29		36,540	37,621
Fannie Mae REMICS, Series 2001-52, Class YZ
6.50%	10/25/31		134,439	148,256
Fannie Mae REMICS, Series 2005-104, Class NI (IO)
(-1.00 X LIBOR USD 1-Month plus 6.70%, 6.70% Cap)
4.48%	03/25/35	[2]	9,100,358	356,930

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae REMICS, Series 2005-117, Class LC
5.50%	11/25/35		$7,352,796	$7,626,313
Fannie Mae REMICS, Series 2005-122, Class SG (IO)
(-1.00 X LIBOR USD 1-Month plus 6.60%, 6.60% Cap)
4.38%	11/25/35	[2]	87,383	8,760
Fannie Mae REMICS, Series 2005-92, Class US (IO)
(-1.00 X LIBOR USD 1-Month plus 6.10%, 6.10% Cap)
3.88%	10/25/25	[2]	6,133,913	434,369
Fannie Mae REMICS, Series 2006-4, Class WE
4.50%	02/25/36		86,288	88,810
Fannie Mae REMICS, Series 2006-49, Class SE
(-4.00 X LIBOR USD 1-Month plus 29.00%, 29.00% Cap)
20.14%	04/25/36	[2]	2,431,434	3,443,589
Fannie Mae REMICS, Series 2007-17, Class SI (IO)
(-1.00 X LIBOR USD 1-Month plus 6.40%, 6.40% Cap)
4.18%	03/25/37	[2]	1,902,084	201,804
Fannie Mae REMICS, Series 2007-34, Class SB (IO)
(-1.00 X LIBOR USD 1-Month plus 6.11%, 6.11% Cap)
3.89%	04/25/37	[2]	4,372,078	562,129
Fannie Mae REMICS, Series 2007-64, Class FA
(LIBOR USD 1-Month plus 0.47%)
2.69%	07/25/37	[2]	5,663	5,712
Fannie Mae REMICS, Series 2008-24, Class NA
6.75%	06/25/37		616,014	671,409
Fannie Mae REMICS, Series 2010-116, Class SE (IO)
(-1.00 X LIBOR USD 1-Month plus 6.60%, 6.60% Cap)
4.38%	10/25/40	[2]	5,461,346	735,125
Fannie Mae REMICS, Series 2010-135, Class EA
3.00%	01/25/40		13,499	13,380
Fannie Mae REMICS, Series 2010-17, Class SB (IO)
(-1.00 X LIBOR USD 1-Month plus 6.35%, 6.35% Cap)
4.13%	03/25/40	[2]	9,611,956	1,525,394
Fannie Mae REMICS, Series 2010-43, Class KS (IO)
(-1.00 X LIBOR USD 1-Month plus 6.42%, 6.42% Cap)
4.20%	05/25/40	[2]	17,097,251	2,417,495
Fannie Mae REMICS, Series 2011-101, Class HE
4.00%	10/25/41		10,100,000	10,002,689

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2018 / 146

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae REMICS, Series 2011-111,
Class DB
4.00%	11/25/41		$24,977,334	$25,428,977
Fannie Mae REMICS, Series 2011-2, Class PD
4.00%	12/25/39		36,844	36,024
Fannie Mae REMICS, Series 2013-101, Class BO (PO)
0.00%	10/25/43	[9]	24,078,070	18,541,591
Fannie Mae REMICS, Series 2013-101, Class CO (PO)
0.00%	10/25/43	[9]	14,923,880	11,716,710
Fannie Mae REMICS, Series 2018-29, Class AP
3.50%	11/25/46		289,543,497	288,878,806
Fannie Mae REMICS, Series 2018-55, Class PA
3.50%	01/25/47		82,645,198	82,485,964
Fannie Mae REMICS, Series G92-12, Class B
7.70%	02/25/22		10	10
Fannie Mae REMICS, Series G92-36, Class Z
7.00%	07/25/22		42	44
Fannie Mae REMICS, Series G93-21, Class Z
7.20%	05/25/23		2,553	2,699
Fannie Mae Trust, Series 2003-W2, Class 2A9
5.90%	07/25/42		32,042	34,460
Freddie Mac Gold Pool (TBA)
4.00%	10/01/47		109,325,000	110,405,068
4.50%	10/01/47		394,500,000	407,213,374
Freddie Mac Gold Pool A24156
6.50%	10/01/31		254,940	282,244
Freddie Mac Gold Pool A25162
5.50%	05/01/34		2,462,331	2,666,500
Freddie Mac Gold Pool A39012
5.50%	06/01/35		46,921	50,947
Freddie Mac Gold Pool A54856
5.00%	01/01/34		4,479,574	4,752,729
Freddie Mac Gold Pool A61164
5.00%	04/01/36		13,862	14,702
Freddie Mac Gold Pool A97038
4.00%	02/01/41		14,310,074	14,538,796
Freddie Mac Gold Pool C01492
5.00%	02/01/33		713,490	755,723
Freddie Mac Gold Pool C04546
3.00%	02/01/43		22,480,588	21,714,247
Freddie Mac Gold Pool C04573

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
3.00%	03/01/43	$28,141,304	$27,030,398
Freddie Mac Gold Pool C46104
6.50%	09/01/29	17,006	18,826
Freddie Mac Gold Pool C55789
7.50%	10/01/27	8,830	9,412
Freddie Mac Gold Pool C90573
6.50%	08/01/22	44,214	46,681
Freddie Mac Gold Pool E02402
6.00%	10/01/22	11,755	12,098
Freddie Mac Gold Pool G00992
7.00%	11/01/28	878	953
Freddie Mac Gold Pool G01515
5.00%	02/01/33	801,442	848,167
Freddie Mac Gold Pool G02579
5.00%	12/01/34	1,044,717	1,109,248
Freddie Mac Gold Pool G02884
6.00%	04/01/37	2,718,060	2,964,110
Freddie Mac Gold Pool G02955
5.50%	03/01/37	3,959,493	4,324,294
Freddie Mac Gold Pool G03357
5.50%	08/01/37	1,549,715	1,690,461
Freddie Mac Gold Pool G03676
5.50%	12/01/37	2,721,903	2,972,065
Freddie Mac Gold Pool G03783
5.50%	01/01/38	2,077,056	2,268,916
Freddie Mac Gold Pool G03985
6.00%	03/01/38	24,918	27,452
Freddie Mac Gold Pool G04438
5.50%	05/01/38	5,589,317	6,064,878
Freddie Mac Gold Pool G04703
5.50%	08/01/38	4,985,663	5,320,645
Freddie Mac Gold Pool G04706
5.50%	09/01/38	207,790	226,988
Freddie Mac Gold Pool G05866
4.50%	02/01/40	20,416,899	21,431,020
Freddie Mac Gold Pool G06361
4.00%	03/01/41	26,759	27,271
Freddie Mac Gold Pool G06498
4.00%	04/01/41	27,144,642	27,683,294
Freddie Mac Gold Pool G06499
4.00%	03/01/41	13,177,895	13,439,394
Freddie Mac Gold Pool G07408
3.50%	06/01/43	25,285,038	25,121,080
Freddie Mac Gold Pool G07786
4.00%	08/01/44	245,736,284	250,295,844
Freddie Mac Gold Pool G07848
3.50%	04/01/44	125,586,325	124,654,236
Freddie Mac Gold Pool G07849

See accompanying notes to Schedule of Portfolio Investments.

147 / Semi-Annual Report September 2018

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
3.50%	05/01/44	$18,054,630	$17,903,704
Freddie Mac Gold Pool G07924
3.50%	01/01/45	26,347,839	26,100,269
Freddie Mac Gold Pool G07925
4.00%	02/01/45	15,986,684	16,283,138
Freddie Mac Gold Pool G08676
3.50%	11/01/45	96,125,346	94,871,208
Freddie Mac Gold Pool G08681
3.50%	12/01/45	63,532,060	62,703,163
Freddie Mac Gold Pool G08710
3.00%	06/01/46	309,527,791	296,593,101
Freddie Mac Gold Pool G08711
3.50%	06/01/46	28,261,215	27,876,804
Freddie Mac Gold Pool G08715
3.00%	08/01/46	441,731,309	423,272,038
Freddie Mac Gold Pool G08721
3.00%	09/01/46	29,687,854	28,447,244
Freddie Mac Gold Pool G08722
3.50%	09/01/46	123,595,502	121,882,711
Freddie Mac Gold Pool G08726
3.00%	10/01/46	482,608,331	462,440,872
Freddie Mac Gold Pool G08727
3.50%	10/01/46	100,647,573	99,239,662
Freddie Mac Gold Pool G08732
3.00%	11/01/46	285,771,912	273,829,944
Freddie Mac Gold Pool G08737
3.00%	12/01/46	166,646,435	159,682,537
Freddie Mac Gold Pool G08741
3.00%	01/01/47	164,924,751	158,032,800
Freddie Mac Gold Pool G08742
3.50%	01/01/47	153,551,770	151,351,566
Freddie Mac Gold Pool G08747
3.00%	02/01/47	53,322,967	51,094,683
Freddie Mac Gold Pool G08757
3.50%	04/01/47	76,411,214	75,263,567
Freddie Mac Gold Pool G08762
4.00%	05/01/47	63,380,367	64,131,312
Freddie Mac Gold Pool G08791
3.00%	12/01/47	307,034,135	293,973,685
Freddie Mac Gold Pool G08795
3.00%	01/01/48	50,906,835	48,749,261
Freddie Mac Gold Pool G08826
5.00%	06/01/48	55,405,112	58,219,451
Freddie Mac Gold Pool G08833
5.00%	07/01/48	31,252,191	32,834,160
Freddie Mac Gold Pool G08838
5.00%	09/01/48	16,934,991	17,804,232
Freddie Mac Gold Pool G08840

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
5.00%	08/01/48	$6,291,780	$6,614,725
Freddie Mac Gold Pool G08843
4.50%	10/01/48	44,534,671	46,014,924
Freddie Mac Gold Pool G11707
6.00%	03/01/20	42,417	42,676
Freddie Mac Gold Pool G12393
5.50%	10/01/21	1,515,611	1,548,648
Freddie Mac Gold Pool G12399
6.00%	09/01/21	910	933
Freddie Mac Gold Pool G12824
6.00%	08/01/22	1,055,847	1,095,208
Freddie Mac Gold Pool G12909
6.00%	11/01/22	2,691,524	2,795,549
Freddie Mac Gold Pool G13032
6.00%	09/01/22	422,462	435,114
Freddie Mac Gold Pool G13058
4.50%	10/01/20	187,669	190,093
Freddie Mac Gold Pool G16085
2.50%	02/01/32	6,348,101	6,128,830
Freddie Mac Gold Pool G18596
3.00%	04/01/31	75,837,028	74,911,729
Freddie Mac Gold Pool G60023
3.50%	04/01/45	22,190,610	22,018,979
Freddie Mac Gold Pool G60080
3.50%	06/01/45	267,496,389	265,009,502
Freddie Mac Gold Pool G60138
3.50%	08/01/45	186,910,417	185,464,777
Freddie Mac Gold Pool G60238
3.50%	10/01/45	82,135,275	81,238,394
Freddie Mac Gold Pool G67700
3.50%	08/01/46	60,470,703	59,832,925
Freddie Mac Gold Pool G67703
3.50%	04/01/47	602,582,810	596,039,123
Freddie Mac Gold Pool G67706
3.50%	12/01/47	315,178,126	311,320,289
Freddie Mac Gold Pool G67707
3.50%	01/01/48	687,047,691	679,504,319
Freddie Mac Gold Pool G67708
3.50%	03/01/48	782,220,392	772,050,205
Freddie Mac Gold Pool G67709
3.50%	03/01/48	506,738,863	500,760,915
Freddie Mac Gold Pool G67710
3.50%	03/01/48	536,231,441	528,846,194
Freddie Mac Gold Pool G67711
4.00%	03/01/48	144,033,491	146,452,807
Freddie Mac Gold Pool G67713
4.00%	06/01/48	213,554,013	216,645,018
Freddie Mac Gold Pool H00790

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2018 / 148

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
5.50%	05/01/37		$16,977	$17,888
Freddie Mac Gold Pool H03161
6.50%	08/01/37		1,143	1,226
Freddie Mac Gold Pool H05069
5.50%	05/01/37		588,455	620,015
Freddie Mac Gold Pool Q05804
4.00%	01/01/42		44,797,930	45,660,640
Freddie Mac Gold Pool Q56089
5.00%	05/01/48		27,190,195	28,615,743
Freddie Mac Gold Pool U99097
3.50%	07/01/43		76,723,248	75,966,071
Freddie Mac Gold Pool V80356
3.50%	08/01/43		47,290,374	46,939,389
Freddie Mac REMICS, Series 1004, Class H
7.95%	10/15/20		35	36
Freddie Mac REMICS, Series 1073, Class G
7.00%	05/15/21		153	158
Freddie Mac REMICS, Series 1107, Class ZC
6.50%	07/15/21		1,878	1,938
Freddie Mac REMICS, Series 165, Class K
6.50%	09/15/21		14	14
Freddie Mac REMICS, Series 1980, Class Z
7.00%	07/15/27		96,212	105,131
Freddie Mac REMICS, Series 1983, Class Z
6.50%	12/15/23		35,465	37,144
Freddie Mac REMICS, Series 2098, Class TZ
6.00%	01/15/28		401,181	425,055
Freddie Mac REMICS, Series 2174, Class PN
6.00%	07/15/29		21,946	23,304
Freddie Mac REMICS, Series 2313, Class LA
6.50%	05/15/31		11,748	13,128
Freddie Mac REMICS, Series 2433, Class SA (-2.60 X LIBOR USD 1-Month plus 20.93%, 20.93% Cap)
15.32%	02/15/32	[2]	11,048	14,286
Freddie Mac REMICS, Series 2481, Class AW
6.50%	08/15/32		44,568	47,654
Freddie Mac REMICS, Series 2642, Class BW (IO)
5.00%	06/15/23		6,600	158

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac REMICS, Series 2649, Class PC
5.50%	07/15/33		$2,981	$3,009
Freddie Mac REMICS, Series 3019, Class SW (IO)
(-1.00 X LIBOR USD 1-Month plus 7.20%, 7.20% Cap)
5.04%	08/15/35	[2]	1,728,038	311,063
Freddie Mac REMICS, Series 3063, Class YG
5.50%	11/15/35		4,687,818	5,033,667
Freddie Mac REMICS, Series 3300, Class SA (IO)
(-1.00 X LIBOR USD 1-Month plus 7.20%, 7.20% Cap)
5.04%	08/15/35	[2]	764,004	128,777
Freddie Mac REMICS, Series 3707, Class EI (IO)
5.00%	12/15/38		13,705,908	1,350,010
Freddie Mac REMICS, Series 3730, Class JG
3.00%	09/15/39		15,600	15,383
Freddie Mac REMICS, Series 3752, Class XL
4.50%	11/15/40		66,277,000	68,157,239
Freddie Mac REMICS, Series 3891, Class HS (IO)
(-1.00 X LIBOR USD 1-Month plus 5.95%, 5.95% Cap)
3.79%	07/15/41	[2]	8,053,142	549,354
Freddie Mac REMICS, Series 3904, Class JB
4.50%	08/15/41		18,155,000	18,750,738
Freddie Mac REMICS, Series 3925, Class LB
4.50%	09/15/41		9,215,000	9,741,726
Freddie Mac REMICS, Series 3928, Class JD
4.00%	09/15/41		32,095,702	32,713,818
Freddie Mac REMICS, Series 4102, Class TC
2.50%	09/15/41		19,816,243	19,285,557
Freddie Mac REMICS, Series 4161, Class BA
2.50%	12/15/41		30,182,452	29,349,524
Freddie Mac Strips, Series 309, Class PO (PO)
0.00%	08/15/43	[9]	36,270,284	28,355,371
Freddie Mac Strips, Series 319, Class F2 (LIBOR USD 1-Month plus 0.50%)
2.66%	11/15/43	[2]	6,940,435	6,995,787
Ginnie Mae I Pool 782817
4.50%	11/15/39		21,299,200	22,244,192
Ginnie Mae II Pool (TBA)

See accompanying notes to Schedule of Portfolio Investments.

149 / Semi-Annual Report September 2018

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
3.50%	10/20/47		$354,630,000	$352,607,503
4.00%	10/20/47		189,375,000	192,607,694
4.50%	10/20/47		22,400,000	23,151,759
5.00%	10/20/47		56,000,000	58,471,876
Ginnie Mae II Pool 2631
7.00%	08/20/28		2,279	2,523
Ginnie Mae II Pool 3388
4.50%	05/20/33		6,657	6,935
Ginnie Mae II Pool 3427
4.50%	08/20/33		2,146	2,239
Ginnie Mae II Pool 3554
4.50%	05/20/34		2,187	2,281
Ginnie Mae II Pool 4058
5.00%	12/20/37		1,291	1,361
Ginnie Mae II Pool 4342
5.00%	01/20/39		1,863	1,981
Ginnie Mae II Pool 4520
5.00%	08/20/39		36,631	39,011
Ginnie Mae II Pool 5175
4.50%	09/20/41		11,775	12,346
Ginnie Mae II Pool 5281
4.50%	01/20/42		23,296	24,431
Ginnie Mae II Pool 783591
4.50%	07/20/41		30,824	32,318
Ginnie Mae II Pool 80968
(US Treasury Yield Curve Rate T Note
Constant Maturity 1 Year plus 1.50%)
2.75%	07/20/34	[2]	17,654	18,137
Ginnie Mae II Pool 81267
(US Treasury Yield Curve Rate T Note
Constant Maturity 1 Year plus 1.50%)
3.38%	03/20/35	[2]	30,876	31,977
Ginnie Mae II Pool 81432
(US Treasury Yield Curve Rate T Note
Constant Maturity 1 Year plus 1.50%)
2.75%	08/20/35	[2]	31,910	33,068
Ginnie Mae II Pool 81497
(US Treasury Yield Curve Rate T Note
Constant Maturity 1 Year plus 1.50%)
3.13%	10/20/35	[2]	28,230	29,310
Ginnie Mae II Pool 8631
(US Treasury Yield Curve Rate T Note
Constant Maturity 1 Year plus 1.50%)
3.63%	05/20/25	[2]	5,333	5,463
Ginnie Mae II Pool 8644
(US Treasury Yield Curve Rate T Note
Constant Maturity 1 Year plus 1.50%)
3.63%	06/20/25	[2]	7,367	7,549
Ginnie Mae II Pool MA0627

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
4.50%	12/20/42	$91,473	$95,914
Ginnie Mae II Pool MA0701
4.50%	01/20/43	116,837	121,965
Ginnie Mae II Pool MA1997
4.50%	06/20/44	26,162	27,478
Ginnie Mae II Pool MA2374
5.00%	11/20/44	668,214	698,284
Ginnie Mae II Pool MA2756
4.50%	04/20/45	58,595	61,408
Ginnie Mae II Pool MA2828
4.50%	05/20/45	2,518,694	2,615,876
Ginnie Mae II Pool MA2894
4.50%	06/20/45	960,395	1,006,353
Ginnie Mae II Pool MA3036
4.50%	08/20/45	105,862	110,946
Ginnie Mae II Pool MA3456
4.50%	02/20/46	687,111	716,669
Ginnie Mae II Pool MA3521
3.50%	03/20/46	92,788,946	92,507,600
Ginnie Mae II Pool MA3524
5.00%	03/20/46	27,677	29,339
Ginnie Mae II Pool MA3597
3.50%	04/20/46	233,568,443	232,788,224
Ginnie Mae II Pool MA3600
5.00%	04/20/46	18,017,063	19,098,728
Ginnie Mae II Pool MA3663
3.50%	05/20/46	68,349,986	68,111,131
Ginnie Mae II Pool MA3665
4.50%	05/20/46	289,069	300,778
Ginnie Mae II Pool MA3666
5.00%	05/20/46	9,954,397	10,600,489
Ginnie Mae II Pool MA3738
4.50%	06/20/46	1,258,352	1,309,325
Ginnie Mae II Pool MA3739
5.00%	06/20/46	5,851,107	6,203,632
Ginnie Mae II Pool MA3805
4.50%	07/20/46	10,085,296	10,490,678
Ginnie Mae II Pool MA3806
5.00%	07/20/46	437,508	463,775
Ginnie Mae II Pool MA3876
4.50%	08/20/46	10,485,694	10,926,830
Ginnie Mae II Pool MA3877
5.00%	08/20/46	2,088,581	2,222,231
Ginnie Mae II Pool MA3937
3.50%	09/20/46	53,805,545	53,584,336
Ginnie Mae II Pool MA3939
4.50%	09/20/46	5,675,093	5,898,206
Ginnie Mae II Pool MA4003

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2018 / 150

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date	Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
3.00%	10/20/46	$27,846,165	$27,044,759
Ginnie Mae II Pool MA4006
4.50%	10/20/46	6,351,887	6,627,052
Ginnie Mae II Pool MA4007
5.00%	10/20/46	12,818,953	13,395,806
Ginnie Mae II Pool MA4069
3.50%	11/20/46	168,304,843	167,693,576
Ginnie Mae II Pool MA4071
4.50%	11/20/46	18,756,189	19,723,454
Ginnie Mae II Pool MA4072
5.00%	11/20/46	3,171,659	3,371,666
Ginnie Mae II Pool MA4126
3.00%	12/20/46	461,326,205	447,774,840
Ginnie Mae II Pool MA4127
3.50%	12/20/46	174,461,404	173,663,456
Ginnie Mae II Pool MA4129
4.50%	12/20/46	54,791,523	57,171,577
Ginnie Mae II Pool MA4198
4.50%	01/20/47	498,648	517,476
Ginnie Mae II Pool MA4199
5.00%	01/20/47	10,324,191	10,943,931
Ginnie Mae II Pool MA4264
4.50%	02/20/47	161,820,808	168,080,594
Ginnie Mae II Pool MA4265
5.00%	02/20/47	2,886,518	3,017,395
Ginnie Mae II Pool MA4324
5.00%	03/20/47	15,856,214	16,893,654
Ginnie Mae II Pool MA4382
3.50%	04/20/47	125,268,046	124,651,136
Ginnie Mae II Pool MA4384
4.50%	04/20/47	8,171,887	8,487,909
Ginnie Mae II Pool MA4385
5.00%	04/20/47	27,326,899	28,628,836
Ginnie Mae II Pool MA4453
4.50%	05/20/47	438,152,702	455,101,956
Ginnie Mae II Pool MA4454
5.00%	05/20/47	61,785,484	64,700,986
Ginnie Mae II Pool MA4511
4.00%	06/20/47	351,090	357,326
Ginnie Mae II Pool MA4512
4.50%	06/20/47	1,527,083	1,580,434
Ginnie Mae II Pool MA4513
5.00%	06/20/47	1,243,004	1,302,672
Ginnie Mae II Pool MA4589
5.00%	07/20/47	62,796,654	65,642,463
Ginnie Mae II Pool MA4652
3.50%	08/20/47	1,470,806	1,463,866
Ginnie Mae II Pool MA4655

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
5.00%	08/20/47		$75,484,022	$78,904,795
Ginnie Mae II Pool MA4719
3.50%	09/20/47		150,111,151	149,371,896
Ginnie Mae II Pool MA4722
5.00%	09/20/47		1,466,366	1,530,120
Ginnie Mae II Pool MA4781
5.00%	10/20/47		19,381,267	20,396,131
Ginnie Mae II Pool MA4836
3.00%	11/20/47		417,488,676	404,769,145
Ginnie Mae II Pool MA4838
4.00%	11/20/47		187,397,902	190,726,237
Ginnie Mae II Pool MA4840
5.00%	11/20/47		5,362,430	5,599,352
Ginnie Mae II Pool MA4961
3.00%	01/20/48		1,158,639	1,123,245
Ginnie Mae, Series 2000-22, Class SG (IO)
(-1.00 X LIBOR USD 1-Month plus 10.80%, 10.80% Cap)
8.64%	05/16/30	[2]	7,281	203
Ginnie Mae, Series 2003-86, Class ZK
5.00%	10/20/33		9,088,948	9,573,479
Ginnie Mae, Series 2004-93, Class PC
5.00%	04/16/34		2,830	2,829
Ginnie Mae, Series 2007-35, Class PY (IO)
(-1.00 X LIBOR USD 1-Month plus 6.75%, 6.75% Cap)
4.59%	06/16/37	[2]	16,954,561	2,673,784
Ginnie Mae, Series 2009-106, Class SD (IO)
(-1.00 X LIBOR USD 1-Month plus 6.25%, 6.25% Cap)
4.08%	03/20/36	[2]	13,987,518	1,274,292
Ginnie Mae, Series 2009-106, Class XI (IO)
(-1.00 X LIBOR USD 1-Month plus 6.80%, 6.80% Cap)
4.63%	05/20/37	[2]	35,168,053	4,360,392
Ginnie Mae, Series 2009-124, Class SC (IO)
(-1.00 X LIBOR USD 1-Month plus 6.48%, 6.48% Cap)
4.31%	12/20/39	[2]	5,765,950	894,449
Ginnie Mae, Series 2009-17, Class P
4.00%	08/16/38		12,378	12,464
Ginnie Mae, Series 2009-66, Class XS (IO)
(-1.00 X LIBOR USD 1-Month plus 6.80%, 6.80% Cap)
4.64%	07/16/39	[2]	63,260	6,358
Ginnie Mae, Series 2009-8, Class PS (IO)
(-1.00 X LIBOR USD 1-Month plus 6.30%, 6.30% Cap)
4.14%	08/16/38	[2]	104,204	8,155
Ginnie Mae, Series 2010-4, Class SL (IO)
(-1.00 X LIBOR USD 1-Month plus 6.40%, 6.40% Cap)
4.24%	01/16/40	[2]	72,358	9,882
Ginnie Mae, Series 2010-4, Class SM (IO)
(-1.00 X LIBOR USD 1-Month plus 5.80%, 5.80% Cap)
3.64%	01/16/40	[2]	13,155,989	1,487,098

See accompanying notes to Schedule of Portfolio Investments.

151 / Semi-Annual Report September 2018

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Ginnie Mae, Series 2010-6, Class BS (IO)
(-1.00 X LIBOR USD 1-Month plus 6.50%, 6.50% Cap)
4.34%	09/16/39	[2]	$3,910,864	$278,768
Ginnie Mae, Series 2011-146, Class EI (IO)
5.00%	11/16/41		167,398	34,938
Ginnie Mae, Series 2013-113, Class LY
3.00%	05/20/43		51,184,000	47,842,652
Ginnie Mae, Series 2018-124, Class NW
3.50%	09/20/48		2,205,000	2,184,339
NCUA Guaranteed Notes Trust, Series 2010-R1, Class 1A
(LIBOR USD 1-Month plus 0.45%)
2.57%	10/07/20	[2]	11,062,100	11,072,471
NCUA Guaranteed Notes Trust, Series 2010-R3, Class 1A
(LIBOR USD 1-Month plus 0.56%)
2.68%	12/08/20	[2]	7,744,647	7,767,337
NCUA Guaranteed Notes Trust, Series 2010-R3, Class 2A
(LIBOR USD 1-Month plus 0.56%)
2.68%	12/08/20	[2]	20,942,858	21,002,577

				21,594,631,092

Total Mortgage-Backed (Cost $29,682,396,239)				29,318,519,039

MUNICIPAL BONDS — 0.68%*
California — 0.25%
Los Angeles Department of Water & Power, Build America Bonds, Series SY
6.01%	07/01/39		350,000	423,433
Los Angeles Department of Water & Power, Electric Light and Power Improvements, Series C
5.52%	07/01/27		12,625,000	14,349,070
San Jose Redevelopment Agency Successor Agency, Series A-T
3.08%	08/01/25		3,250,000	3,166,670
3.18%	08/01/26		450,000	437,553
3.23%	08/01/27		11,865,000	11,438,809
State of California, Build America Bonds
6.65%	03/01/22		4,245,000	4,633,842
7.95%	03/01/36		77,500,000	82,629,725
State of California, Build America Bonds, Various Purpose
7.50%	04/01/34		3,885,000	5,382,823
State of California, Taxable, Miscellaneous Revenue Bonds, Series B
2.19%	04/01/47		17,800,000	17,560,768
State of California, Taxable, Various Purpose
6.20%	03/01/19		10,680,000	10,833,792

Issues	Maturity Date	Principal Amount	Value
MUNICIPAL BONDS (continued)
California (continued)
University of California, Taxable Revenue Bonds, Series AP
3.93%	05/15/45	$30,040,000	$29,112,365

			179,968,850

New Jersey — 0.00%
Jersey City Municipal Utilities Authority
5.47%	05/15/27	400,000	434,092
New Jersey Turnpike Authority
3.73%	01/01/36	300,000	282,636

			716,728

New York — 0.42%
City of New York, Build America Bonds
4.77%	10/01/23	4,420,000	4,718,217
5.05%	10/01/24	13,820,000	14,816,698
5.21%	10/01/31	6,420,000	7,134,546
5.52%	10/01/37	6,075,000	7,163,093
5.82%	10/01/31	220,000	230,208
5.99%	12/01/36	14,055,000	16,911,398
City of New York, Build America Bonds, Series F1
6.65%	12/01/31	46,470,000	49,492,873
Fiscal Year 2005 Securitization Corp., Special Obligation, Series B
4.93%	04/01/20	20,000	20,195
New York City Municipal Water Finance Authority, Build America Bonds, Series SE
6.49%	06/15/42	3,555,000	3,737,976
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Public Improvements, Subseries F-2
2.90%	05/01/26	7,235,000	6,874,118
New York City Transitional Finance Authority Revenue, Future Tax Secured Revenue, Build America Bonds
5.51%	08/01/37	25,000,000	29,409,500
New York City Transitional Finance Authority Revenue, Future Tax Secured Revenue, Qualified School Construction Bonds
5.01%	08/01/27	5,225,000	5,712,388
New York City Transitional Finance Authority Revenue, Future Tax Secured Revenue, Qualified School Construction Bonds, Series G-3
5.27%	05/01/27	13,135,000	14,530,331
New York City Water and Sewer Authority, Build America, Taxable Bonds
5.88%	06/15/44	5,505,000	7,003,681
New York City Water and Sewer Authority, Build America, Taxable Bonds, Series SE
6.01%	06/15/42	3,945,000	5,065,183

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2018 / 152

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MUNICIPAL BONDS (continued)
New York (continued)
New York State Dormitory Authority, Taxable, Build America Bonds
5.43%	03/15/39		$21,400,000	$24,597,374
New York State Dormitory Authority,
Build America Bonds
5.29%	03/15/33		44,990,000	50,847,248
5.50%	03/15/30		21,430,000	24,044,674
New York State Urban Development Corp., Economic Improvements, Revenue Bonds, Series D-2
3.32%	03/15/29		18,330,000	17,657,289
New York State Urban Development Corp., Personal Income Tax, Series SE
3.20%	03/15/22		15,870,000	15,861,906

				305,828,896

Texas — 0.01%
Texas Transportation Commission State Highway Fund, Taxable, Fuel Sales Revenue Bonds, Series B
5.18%	04/01/30		3,075,000	3,464,879

Total Municipal Bonds
(Cost $499,418,832)				489,979,353

U.S. TREASURY SECURITIES — 19.03%
U.S. Treasury Bonds — 7.39%
U.S. Treasury Bonds
2.50%	02/15/46		432,510,000	377,500,113
3.00%	11/15/44		727,155,000	701,861,146
3.00%	02/15/48		375,300,000	361,262,902
3.13%	05/15/48		1,385,198,000	1,367,071,382
U.S. Treasury Bonds - Treasury Inflation Indexed Bonds
1.00%	02/15/48	[10]	221,047,666	218,422,895
U.S. Treasury Bonds (WI)
3.00%	08/15/48		2,411,366,000	2,321,128,151

				5,347,246,589

U.S. Treasury Notes — 11.64%
U.S. Treasury Notes
2.63%	06/30/23		1,002,394,000	988,303,057
2.75%	07/31/23		2,404,835,000	2,383,792,694
2.88%	09/30/23		2,018,620,000	2,011,913,458
U.S. Treasury Notes (WI)
2.88%	08/15/28		3,083,825,000	3,037,251,194

				8,421,260,403

Total U.S. Treasury Securities (Cost $13,930,617,177)				13,768,506,992

			Value
Total Bonds – 100.25% (Cost $73,362,059,124)			$72,537,824,847

Issues		Shares	Value
COMMON STOCK — 0.02%
Electric — 0.02%
Homer City Holdings
LLC[3,4,5,6]		1,180,703	10,035,975

Energy — 0.00%
Ocean Rig UDW, Inc.
(Cayman Islands)[1,6]		54,501	1,886,825

Total Common Stock (Cost $66,956,791)			11,922,800

Purchased Options - 0.01%
(Cost $6,057,200)			9,250,000

Issues	Maturity Date	Principal Amount/ Shares	Value
SHORT-TERM INVESTMENTS — 8.31%

Foreign Government Obligations — 1.54%
Japan Treasury Discount Bill, Series 770 (Japan)
0.00%[1,11]	10/15/18	$84,510,000,000	744,061,500
Japan Treasury Discount Bill, Series 786 (Japan)
0.00%[1,11]	01/09/19	42,250,000,000	372,260,868

			1,116,322,368

Money Market Funds — 4.54%
Dreyfus Government Cash Management Fund
2.01%[12]		2,587,171,000	2,587,171,000
Fidelity Investments Money Market Funds - Government Portfolio
1.99%[12,13]		24	24
Morgan Stanley Institutional Liquidity
Funds-Government Portfolio
2.04%[12]		695,297,000	695,297,000

			3,282,468,024

U.S. Agency Discount Notes — 0.83%
Federal Home Loan Bank
0.79%[11]	10/03/18	150,904,000	150,886,457
1.92%[11]	10/26/18	300,000,000	299,562,600
2.04%[11]	11/20/18	150,000,000	149,553,847

			600,002,904

See accompanying notes to Schedule of Portfolio Investments.

153 / Semi-Annual Report September 2018

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date	Principal Amount/ Shares	Value
SHORT-TERM INVESTMENTS (continued)
U.S. Treasury Bills — 1.40%
U.S. Treasury Bills
2.02%[11]	01/03/19	$307,334,000	$305,592,630
2.05%[11,14]	12/13/18	100,015,000	99,584,793
2.11%[11]	01/24/19	300,000,000	297,891,666
2.12%[11]	01/31/19	312,891,000	310,538,341

			1,013,607,430

Total Short-Term Investments
(Cost $6,017,573,972)			6,012,400,726

Total Investments Before Written Options – 108.59%
(Cost $79,452,647,087)			78,571,398,373

Written Options - 0.00%
(Cost $(1,633,400))			(1,250,000)

Liabilities in Excess of Other Assets – (8.59)%			(6,215,233,558)

Net Assets – 100.00%			$72,354,914,815

[1]	U.S. dollar-denominated security issued by foreign-domiciled entity.

[2]	Floating rate security. The rate disclosed was in effect at September 30, 2018.

[3]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[4]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

[5]	Illiquid security as determined under procedures approved by the Board of Trustees. The aggregate value of illiquid securities is $67,182,633 , which is 0.09% of total net assets.

[6]	Non-income producing security.

[7]	Security is currently in default with regard to scheduled interest or principal payments.

[8]

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

[9]	Zero coupon bond. The rate shown is the effective yield as of September 30, 2018.

[10]	Inflation protected security. Principal amount reflects original security face amount.

[11]	Represents annualized yield at date of purchase.

[12]	Represents the current yield as of September 30, 2018.

[13]

Securities, or a portion thereof, pledged as collateral for swaps and foreign currency exchange contracts. The total market value of collateral pledged for swaps is $24. The total market value of collateral pledged for foreign currency exchange contracts is $7,244,558.

[14]	Securities, or a portion thereof, pledged as collateral for futures. The total market value of collateral pledged is $99,581,935.

†

Fair valued security. The aggregate value of fair valued securities is $22,987,665, which is 0.03% of total net assets. These securities were not valued utilizing an independent quote but were valued pursuant to guidelines established by the Board of Trustees. This figure represents securities that are priced using a benchmark pricing system and securities that have been deemed permanently stale, see Notes to Financial Statements.

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(BKNT): Banker’s Note, Inc.

(CLO): Collateralized Loan Obligation

(EMTN): Euro medium-term note

(GMTN): Global medium-term note

(IO): Interest only

(JPY): Japanese Yen

(LIBOR): London InterBank Offer Rate

(MTN): Medium-term Note

(PO): Principal only

(SOFR): Secured Overnight Financing Rate

(STEP): Step coupon bond

(TBA): To be announced

(USD): U.S. dollar

(WI): When issued

Currency to be Purchased	Currency to be Sold	Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation)
FOREIGN CURRENCY EXCHANGE CONTRACT
USD 754,233,699	JPY 84,510,000,000	Goldman Sachs International	10/15/18	$9,266,503
USD 297,223,691	JPY 33,450,000,000	Goldman Sachs International	01/09/19	118,429

				9,384,932

USD 78,155,668	JPY 8,800,000,000	Bank of America N.A.	01/09/19	(6,554)

NET UNREALIZED APPRECIATION				$9,378,378

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2018 / 154

Total Return Bond Fund

Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
FUTURES CONTRACTS: LONG POSITIONS
U.S. Treasury Five Year Note	95,217	12/31/18	$10,709,680,852	$(68,230,681)	$(68,230,681)
U.S. Treasury Two Year Note	34,798	12/31/18	7,333,134,781	(22,470,744)	(22,470,744)
U.S. Treasury Ten Year Ultra Bond	1,677	12/19/18	211,302,000	864,644	864,644
U.S. Treasury Ultra Bond	1	12/19/18	154,281	(2,315)	(2,315)

			18,254,271,914	(89,839,096)	(89,839,096)

FUTURES CONTRACTS: SHORT POSITIONS
Euro-Bobl Five Year German Bond	12,703	12/06/18	1,928,407,940	11,293,492	11,293,492
U.S. Treasury Ten Year Note	4,900	12/19/18	582,028,125	5,655,237	5,655,237

			2,510,436,065	16,948,729	16,948,729

TOTAL FUTURES CONTRACTS			$20,764,707,979	$(72,890,367)	$(72,890,367)

Description	Number of contracts	Exercise Price	Expiration Date	Notional Amount	Value
PURCHASED PUT OPTIONS EXCHANGE TRADED — (0.1)%
IMM Eurodollar 1 Year MIDCV Future Options	20,000	$97.00	12/14/18	$3,466,547,820	$9,250,000

Description	Number of contracts	Exercise Price	Expiration Date	Notional Amount	Value
WRITTEN PUT OPTIONS EXCHANGE TRADED — 0.0%
IMM Eurodollar 1 Year MIDCV Future Options	40,000	$96.63	12/14/18	$1,557,476,640	$(1,250,000)

See accompanying notes to Schedule of Portfolio Investments.

155 / Semi-Annual Report September 2018

Ultra Short Bond Fund

Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BONDS – 88.09%
ASSET-BACKED SECURITIES — 2.32%**
Nelnet Student Loan Trust, Series 2012-5A, Class A
(LIBOR USD 1-Month plus 0.60%)
2.82%	10/27/36	[1,2]	$124,807	$124,752
SLM Student Loan Trust, Series 2003-10A, Class A3
(LIBOR USD 3-Month plus 0.47%)
2.80%	12/15/27	[1,2]	429,271	431,150
SLM Student Loan Trust, Series 2003-14, Class A6
(LIBOR USD 3-Month plus 0.30%)
2.64%	07/25/25	[1]	380,000	379,363
SLM Student Loan Trust, Series 2005-8, Class A4
(LIBOR USD 3-Month plus 0.55%)
2.89%	01/25/28	[1]	452,786	454,595
SLM Student Loan Trust, Series 2007-6, Class A4
(LIBOR USD 3-Month plus 0.38%)
2.72%	10/25/24	[1]	417,710	418,765
SLM Student Loan Trust, Series 2007-8, Class A4
(LIBOR USD 3-Month plus 0.47%)
2.81%	01/26/26	[1]	283,612	284,347
SLM Student Loan Trust, Series 2011-1, Class A1
(LIBOR USD 1-Month plus 0.52%)
2.74%	03/25/26	[1]	324,982	325,816
SLM Student Loan Trust, Series 2013-4, Class A
(LIBOR USD 1-Month plus 0.55%)
2.77%	06/25/43	[1]	166,069	167,107

Total Asset-Backed Securities
(Cost $2,581,800)				2,585,895

CORPORATES — 25.40%*
Banking — 5.64%
Bank of America Corp.
7.63%	06/01/19		500,000	515,830
Bank of America Corp. (GMTN)
2.37%	07/21/21	[3]	250,000	245,647
Bank of New York Mellon Corp.,
(The) Series G
2.20%	05/15/19		500,000	498,803
Discover Bank
2.60%	11/13/18		250,000	249,992
JPMorgan Chase & Co.
(LIBOR USD 3-Month plus 0.68%)
3.00%	06/01/21	[1]	400,000	402,476

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Banking (continued)
JPMorgan Chase Bank N.A. (BKNT)
3.09%	04/26/21	[3]	$250,000	$249,372
(LIBOR USD 3-Month plus 0.25%)
2.59%	02/13/20	[1]	515,000	515,307
(LIBOR USD 3-Month plus 0.29%)
2.63%	02/01/21	[1]	500,000	500,437
Lloyds Bank PLC (United Kingdom)
2.40%	03/17/20	[4]	350,000	345,458
Santander UK PLC (United Kingdom)
2.50%	03/14/19	[4]	450,000	449,788
US Bank N.A. (BKNT)
3.05%	07/24/20		550,000	549,512
Wells Fargo Bank N.A. (BKNT)
2.40%	01/15/20		1,000,000	992,340
3.33%	07/23/21	[3]	275,000	274,751
(SOFR Rate plus 0.48%)
2.66%	03/25/20	[1]	500,000	500,260

				6,289,973

Communications — 0.41%
21st Century Fox America, Inc.
6.90%	03/01/19		250,000	254,208
Discovery Communications LLC
2.75%	11/15/19	[2]	200,000	199,062

				453,270

Consumer Discretionary — 0.74%
Altria Group, Inc.
9.70%	11/10/18		325,000	327,389
Constellation Brands, Inc.
2.00%	11/07/19		200,000	197,767
Molson Coors Brewing Co.
1.45%	07/15/19		300,000	296,575

				821,731

Consumer Products — 0.22%
Newell Brands, Inc.
2.60%	03/29/19		250,000	249,411

Electric — 1.34%
Nevada Power Co.
7.13%	03/15/19		200,000	204,112
NextEra Energy Capital Holdings, Inc.
(LIBOR USD 3-Month plus 0.55%)
2.86%	08/28/21	[1]	250,000	250,039
Progress Energy, Inc.
7.05%	03/15/19		425,000	433,201
Union Electric Co.
6.70%	02/01/19		250,000	253,043

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2018 / 156

Ultra Short Bond Fund

Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Electric (continued)
Wisconsin Public Service Corp.
1.65%	12/04/18		$350,000	$349,543

				1,489,938

Energy — 0.72%
ONE Gas, Inc.
2.07%	02/01/19		400,000	398,586
Phillips 66
(LIBOR USD 3-Month plus 0.65%)
2.99%	04/15/19	[1,2]	400,000	400,160

				798,746

Finance — 4.28%
American Express Credit Corp. (GMTN)
2.25%	08/15/19		300,000	298,604
Citigroup, Inc.
2.05%	12/07/18		800,000	799,388
8.50%	05/22/19		1,050,000	1,086,957
Daimler Finance North America LLC
1.75%	10/30/19	[2]	200,000	197,130
Ford Motor Credit Co. LLC
2.38%	03/12/19		200,000	199,519
2.55%	10/05/18		150,000	149,999
(LIBOR USD 3-Month plus 0.79%)
3.12%	06/12/20	[1]	250,000	250,014
General Motors Financial Co., Inc.
3.10%	01/15/19		400,000	400,290
Morgan Stanley (GMTN)
5.50%	07/24/20		500,000	518,988
7.30%	05/13/19		350,000	359,373
Morgan Stanley (MTN)
5.63%	09/23/19		500,000	512,772

				4,773,034

Food — 1.37%
Campbell Soup Co.
(LIBOR USD 3-Month plus 0.50%)
2.83%	03/16/20	[1]	240,000	239,766
Conagra Brands, Inc.
(LIBOR USD 3-Month plus 0.50%)
2.91%	10/09/20	[1]	325,000	324,369
Danone SA (France)
1.69%	10/30/19	[2,4]	250,000	246,383
Kraft Heinz Foods Co.
(LIBOR USD 3-Month plus 0.42%)
2.76%	08/09/19	[1]	350,000	350,497

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Food (continued)
Mondelez International Holdings
Netherlands BV (Netherlands)
1.63%	10/28/19	[2,4]	$375,000	$369,643

				1,530,658

Gaming — 0.25%
GLP Capital LP/GLP Financing II, Inc.
4.88%	11/01/20		275,000	280,885

Health Care — 2.46%
Bayer U.S. Finance LLC
2.38%	10/08/19	[2]	300,000	296,840
Becton Dickinson and Co.
(LIBOR USD 3-Month plus 0.88%)
3.26%	12/29/20	[1]	325,000	325,502
Boston Scientific Corp.
6.00%	01/15/20		200,000	207,046
CVS Health Corp.
2.25%	12/05/18		250,000	249,754
2.25%	08/12/19		325,000	323,263
Fresenius Medical Care U.S. Finance II, Inc.
5.63%	07/31/19	[2]	250,000	254,994
Humana, Inc.
2.63%	10/01/19		300,000	298,866
Novartis Securities Investment Ltd.
(Bermuda)
5.13%	02/10/19	[4]	250,000	251,865
Stryker Corp.
2.00%	03/08/19		300,000	299,137
Zimmer Biomet Holdings, Inc.
(LIBOR USD 3-Month plus 0.75%)
3.09%	03/19/21	[1]	240,000	240,239

				2,747,506

Industrials — 1.45%
BAE Systems Holdings, Inc.
6.38%	06/01/19	[2]	325,000	331,949
Bemis Co., Inc.
6.80%	08/01/19		300,000	309,095
General Electric Co. (GMTN)
2.20%	01/09/20		250,000	247,399
United Technologies Corp.
(LIBOR USD 3-Month plus 0.65%)
2.97%	08/16/21	[1]	250,000	250,696
WestRock RKT Co.
4.45%	03/01/19		475,000	478,031

				1,617,170

See accompanying notes to Schedule of Portfolio Investments.

157 / Semi-Annual Report September 2018

Ultra Short Bond Fund

Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Information Technology — 0.94%
Analog Devices, Inc.
2.85%	03/12/20		$120,000	$119,288
Apple, Inc.
1.70%	02/22/19		435,000	433,580
Broadcom Corp./Broadcom Cayman Finance Ltd.
2.38%	01/15/20		250,000	247,143
Dell International LLC/EMC Corp.
3.48%	06/01/19	[2]	250,000	250,673

				1,050,684

Insurance — 0.76%
New York Life Global Funding
1.55%	11/02/18	[2]	500,000	499,612
Pricoa Global Funding I
1.45%	09/13/19	[2]	350,000	343,967

				843,579

Materials — 0.68%
Dow Chemical Co. (The)
8.55%	05/15/19		300,000	310,281
Georgia-Pacific LLC
2.54%	11/15/19	[2]	250,000	248,334
LyondellBasell Industries NV (Netherlands)
5.00%	04/15/19	[4]	200,000	201,016

				759,631

Real Estate Investment Trust (REIT) — 3.21%
Alexandria Real Estate Equities, Inc.
2.75%	01/15/20		300,000	297,367
American Campus Communities Operating Partnership LP
3.35%	10/01/20		400,000	398,105
American Tower Corp.
3.40%	02/15/19		350,000	350,709
Boston Properties LP
5.88%	10/15/19		500,000	511,845
HCP, Inc.
3.75%	02/01/19		700,000	701,449
Reckson Operating Partnership LP
7.75%	03/15/20		250,000	264,194
VEREIT Operating Partnership LP
3.00%	02/06/19		250,000	249,913
WEA Finance LLC/Westfield UK & Europe Finance PLC
2.70%	09/17/19	[2]	300,000	299,200
Welltower, Inc.
4.13%	04/01/19		500,000	501,622

				3,574,404

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Retail — 0.76%
Alimentation Couche-Tard, Inc. (Canada)
2.35%	12/13/19	[2,4]	$300,000	$297,185
Dollar Tree, Inc.
(LIBOR USD 3-Month plus 0.70%)
3.04%	04/17/20	[1]	300,000	300,481
Walgreens Boots Alliance, Inc.
2.70%	11/18/19		250,000	249,071

				846,737

Transportation — 0.17%
Continental Airlines Pass-Through Trust, Series 2000-1, Class A1
8.05%	11/01/20		179,779	187,653

Total Corporates
(Cost $28,373,247)				28,315,010

MORTGAGE-BACKED — 36.91%**

Non-Agency Commercial Mortgage-Backed — 0.51%
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP9, Class A3S
5.24%	05/15/47	[2]	63,779	63,561
Morgan Stanley Capital I Trust, Series 2011-C1, Class A4
5.03%	09/15/47	[2,3]	491,488	505,954

				569,515

Non-Agency Mortgage-Backed — 2.59%
Aames Mortgage Trust, Series 2002-1, Class A3
(STEP-reset date 11/25/18)
7.40%	06/25/32		24,229	24,307
Adjustable Rate Mortgage Trust, Series 2005-1, Class 1A1
4.10%	05/25/35	[3]	222,746	218,220
Banc of America Funding Trust, Series 2003-2, Class 1A1
6.50%	06/25/32		4,797	5,076
Citigroup Mortgage Loan Trust, Inc., Series 2004-HYB1, Class A41
3.34%	02/25/34	[3]	54,674	54,252
Countrywide Alternative Loan Trust, Series 2004-J6, Class 2A1
6.50%	11/25/31		90,626	94,895
Credit Suisse First Boston Mortgage Securities Corp., Series 2002-AR31, Class 4A2
3.89%	11/25/32	[3]	52,849	53,195
DSLA Mortgage Loan Trust, Series 2004-AR3, Class 2A2A

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2018 / 158

Ultra Short Bond Fund

Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
(LIBOR USD 1-Month plus 0.74%)
2.91%	07/19/44	[1]	$177,857	$179,266
Fremont Home Loan Trust, Series 2005-C, Class M1
(LIBOR USD 1-Month plus 0.72%)
2.94%	07/25/35	[1]	35,211	35,337
GE Mortgage Services LLC, Series 1998-HE1, Class A7
6.47%	06/25/28		10	10
IndyMac Index Mortgage Loan Trust, Series 2004-AR12, Class A1
(LIBOR USD 1-Month plus 0.78%)
3.00%	12/25/34	[1]	481,124	440,893
IndyMac Index Mortgage Loan Trust, Series 2004-AR6, Class 6A1
4.47%	10/25/34	[3]	142,509	139,352
JPMorgan Mortgage Trust, Series 2005-A2, Class 9A1
3.63%	04/25/35	[3]	187,509	192,056
MASTR Adjustable Rate Mortgages Trust, Series 2004-1, Class 2A1
4.87%	01/25/34	[3]	11,995	12,555
MASTR Adjustable Rate Mortgages Trust, Series 2004-12, Class 5A1
4.33%	10/25/34	[3]	292,050	300,239
MASTR Adjustable Rate Mortgages Trust, Series 2004-5, Class 3A1
2.62%	06/25/34	[3]	5,926	5,481
MASTR Adjustable Rate Mortgages Trust, Series 2007-2, Class A25
0.00%	03/25/47	6,7,8,†	4,000,000	—
MASTR Seasoned Securitization Trust, Series 2004-1, Class 4A1
4.23%	10/25/32	[3]	42,955	43,779
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2006-FF10, Class A4
(LIBOR USD 1-Month plus 0.15%)
2.37%	07/25/36	[1]	228,028	228,150
Merrill Lynch Mortgage Investors Trust, Series 2003-A1, Class 2A
(LIBOR USD 12-Month plus 1.63%)
4.47%	12/25/32	[1]	171,497	172,474
Morgan Stanley ABS Capital I Trust, Series 2006-NC1, Class A4
(LIBOR USD 1-Month plus 0.30%)
2.52%	12/25/35	[1]	197,893	198,033
Residential Asset Mortgage Products Trust, Series 2004-SL1, Class A2
8.50%	11/25/31		34,570	5,961
Residential Asset Mortgage Products Trust, Series 2004-SL1, Class A8
6.50%	11/25/31		50,179	52,566

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Residential Asset Securitization Trust, Series 2004-IP2, Class 2A1
4.18%	12/25/34	[3]	$119,954	$120,796
Terwin NIMs Trust, Series 2004-13AL, Class 2PX (IO)
0.34%	08/25/34	[2,6,7]	2,145,396	25,531
WaMu Mortgage Pass-Through Certificates, Series 2002-AR6, Class A
(Federal Reserve US 12-Month Cumulative Average plus 1.40%)
3.24%	06/25/42	[1]	30,822	30,108
WaMu Mortgage Pass-Through Certificates, Series 2003-AR6, Class A1
4.23%	06/25/33	[3]	81,136	82,290
WaMu Mortgage Pass-Through Certificates, Series 2005-4, Class CB13
(LIBOR USD 1-Month plus 0.50%)
2.72%	06/25/35	[1]	197,245	176,013

				2,890,835

U.S. Agency Commercial Mortgage-Backed — 10.04%
Fannie Mae-Aces, Series 2014-M12, Class FA
(LIBOR USD 1-Month plus 0.30%)
2.37%	10/25/21	[1]	77,715	77,781
Fannie Mae-Aces, Series 2016-M6, Class ASQ2
1.79%	06/25/19		10,398	10,326
Fannie Mae-Aces, Series 2017-M11, Class FA
(LIBOR USD 1-Month plus 0.47%)
2.54%	09/25/24	[1]	491,484	493,031
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KF34, Class A
(LIBOR USD 1-Month plus 0.36%)
2.47%	08/25/24	[1]	220,716	220,823
Freddie Mac Multifamily Structured Pass-Through Certificates, Series J15F, Class A1
2.36%	07/25/20		300,051	298,817
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K003, Class A5
5.09%	03/25/19		550,000	552,741
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K004, Class A2
4.19%	08/25/19		855,000	862,375

See accompanying notes to Schedule of Portfolio Investments.

159 / Semi-Annual Report September 2018

Ultra Short Bond Fund

Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Commercial Mortgage-Backed (continued)
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K005, Class A2
4.32%	11/25/19		$795,000	$803,135
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K006, Class A1
3.40%	07/25/19		216,684	217,160
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K007, Class A2
4.22%	03/25/20		886,527	898,695
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K010, Class A1
3.32%	07/25/20		49,726	49,765
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K707, Class A2
2.22%	12/25/18		517,723	516,812
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K717, Class A1
2.34%	02/25/21		218,088	217,391
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KC01, Class A1
1.98%	10/25/22		551,969	540,823
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KF05, Class A
(LIBOR USD 1-Month plus 0.35%)
2.46%	09/25/21	[1]	157,195	157,347
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KF08, Class A
(LIBOR USD 1-Month plus 0.30%)
2.41%	01/25/22	[1]	310,852	312,097
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KF09, Class A
(LIBOR USD 1-Month plus 0.38%)
2.49%	05/25/22	[1]	303,436	303,855
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KF10, Class A
(LIBOR USD 1-Month plus 0.38%)
2.49%	07/25/22	[1]	273,484	274,261
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KGRP, Class A
(LIBOR USD 1-Month plus 0.38%)
2.49%	04/25/20	[1]	359,849	360,406

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Commercial Mortgage-Backed (continued)
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KJ02, Class A2
2.60%	09/25/20		$411,338	$408,508
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KP02, Class A2
2.36%	04/25/21	[3]	815,122	811,662
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KP04, Class AG1
(LIBOR USD 1-Month plus 0.22%)
2.33%	07/25/20	[1]	705,000	705,949
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KP04, Class AG2
(LIBOR USD 1-Month plus 0.20%)
2.31%	10/25/19	[1]	625,000	625,004
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KS02, Class A
(LIBOR USD 1-Month plus 0.38%)
2.49%	08/25/23	[1]	612,747	613,303
Freddie Mac Multifamily Structured Pass-Through Certificates, Series Q004, Class AFL
(Federal Reserve US 12-Month Cumulative Average plus 0.74%)
2.58%	10/25/21	[1]	479,815	480,299
NCUA Guaranteed Notes Trust, Series 2011-C1, Class 2A
(LIBOR USD 1-Month plus 0.53%)
2.65%	03/09/21	[1]	384,201	384,371

				11,196,737

U.S. Agency Mortgage-Backed — 23.77%
Fannie Mae Pool 111643
(US Treasury Yield Curve Rate T Note Constant Maturity 3 Year plus 1.57%)
2.63%	09/01/20	[1]	756	754
Fannie Mae Pool 254548
5.50%	12/01/32		135,198	145,816
Fannie Mae Pool 464321
4.36%	01/01/20		656,848	664,427
Fannie Mae Pool 469632
2.56%	12/01/18		600,945	599,927
Fannie Mae Pool 523829
8.00%	11/01/19		11,032	11,098
Fannie Mae Pool 555098
(LIBOR USD 12-Month plus 1.54%)
3.58%	11/01/32	[1]	18,127	18,435

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2018 / 160

Ultra Short Bond Fund

Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool 555424
5.50%	05/01/33		$88,660	$95,945
Fannie Mae Pool 567002
8.00%	05/01/23		26,272	27,833
Fannie Mae Pool 655133
7.00%	08/01/32		7,676	7,903
Fannie Mae Pool 655151
7.00%	08/01/32		14,610	15,157
Fannie Mae Pool 762525
6.50%	11/01/33		27,232	29,020
Fannie Mae Pool 770900
(LIBOR USD 12-Month plus 1.55%)
3.92%	04/01/34	[1]	172,343	175,884
Fannie Mae Pool 893489
(LIBOR USD 12-Month plus 1.62%)
4.37%	09/01/36	[1]	30,251	31,562
Fannie Mae Pool AD0538
6.00%	05/01/24		61,951	64,709
Fannie Mae Pool AE0443
6.50%	10/01/39		99,300	108,934
Fannie Mae Pool AL0851
6.00%	10/01/40		90,698	99,083
Fannie Mae Pool AM7028
(LIBOR USD 1-Month plus 0.24%)
2.35%	10/01/19	[1]	1,040,000	1,039,323
Fannie Mae REMICS, Series 1993-80,
Class S
(-1.22 X LIBOR USD 1-Month plus 10.87%, 10.87% Cap)
8.17%	05/25/23	[1]	1,001	1,084
Fannie Mae REMICS, Series 2001-42,
Class SB
(-16.00 X LIBOR USD 1-Month plus 128.00%, 8.50% Cap)
8.50%	09/25/31	[1]	1,676	1,923
Fannie Mae REMICS, Series 2001-60,
Class OF
(LIBOR USD 1-Month plus 0.95%)
3.17%	10/25/31	[1]	124,639	127,217
Fannie Mae REMICS, Series 2002-30,
Class FB
(LIBOR USD 1-Month plus 1.00%)
3.22%	08/25/31	[1]	158,246	161,368
Fannie Mae REMICS, Series 2003-124,
Class TS
(-14.00 X LIBOR USD 1-Month plus 100.80%, 9.80% Cap)
9.80%	01/25/34	[1]	19,307	22,024
Fannie Mae REMICS, Series 2003-134,
Class FC
(LIBOR USD 1-Month plus 0.60%)
2.82%	12/25/32	[1]	509,894	516,058

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae REMICS, Series 2004-38,
Class FT
(LIBOR USD 1-Month plus 0.43%)
2.65%	10/25/33	[1]	$25,653	$25,653
Fannie Mae REMICS, Series 2004-60,
Class FW
(LIBOR USD 1-Month plus 0.45%)
2.67%	04/25/34	[1]	479,017	481,387
Fannie Mae REMICS, Series 2004-79,
Class F
(LIBOR USD 1-Month plus 0.30%)
2.52%	08/25/32	[1]	39,601	39,607
Fannie Mae REMICS, Series 2004-96,
Class MT
LIBOR USD 1-Month
7.00%	12/25/34	[1]	10,049	10,335
Fannie Mae REMICS, Series 2005-114,
Class PF
(LIBOR USD 1-Month plus 0.38%)
2.59%	08/25/35	[1]	637,009	637,791
Fannie Mae REMICS, Series 2006-84,
Class WF
(LIBOR USD 1-Month plus 0.30%)
2.52%	02/25/36	[1]	80,440	80,470
Fannie Mae REMICS, Series 2007-68,
Class SC (IO)
LIBOR USD 1-Month
4.48%	07/25/37	[1]	126,577	19,352
Fannie Mae REMICS, Series 2008-47,
Class PF
(LIBOR USD 1-Month plus 0.50%)
2.72%	06/25/38	[1]	13,609	13,618
Fannie Mae REMICS, Series 2009-111,
Class DA
5.00%	12/25/39		20,261	20,553
Fannie Mae REMICS, Series 2009-33,
Class FB
(LIBOR USD 1-Month plus 0.82%)
3.04%	03/25/37	[1]	160,046	163,663
Fannie Mae REMICS, Series 2010-109,
Class PF
(LIBOR USD 1-Month plus 0.40%)
2.62%	10/25/40	[1]	92,239	92,874
Fannie Mae REMICS, Series 2010-26,
Class S (IO)
(-1.00 X LIBOR USD 1-Month plus 6.23%, 6.23% Cap)
4.01%	11/25/36	[1]	507,555	66,110
Fannie Mae REMICS, Series 2010-35,
Class FL
(LIBOR USD 1-Month plus 0.45%)
2.67%	07/25/38	[1]	40,466	40,476

See accompanying notes to Schedule of Portfolio Investments.

161 / Semi-Annual Report September 2018

Ultra Short Bond Fund

Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae REMICS, Series 2011-124, Class DF
(LIBOR USD 1-Month plus 0.45%)
2.67%	08/25/40	[1]	$452,730	$454,668
Fannie Mae REMICS, Series 2011-71, Class FB
(LIBOR USD 1-Month plus 0.50%)
2.72%	05/25/37	[1]	197,546	198,759
Fannie Mae REMICS, Series 2011-8, Class PF
(LIBOR USD 1-Month plus 0.50%)
2.72%	01/25/40	[1]	114,670	115,345
Fannie Mae REMICS, Series 2012-19, Class FP
(LIBOR USD 1-Month plus 0.50%)
2.72%	12/25/39	[1]	670,468	674,070
Fannie Mae REMICS, Series 2012-33, Class F
(LIBOR USD 1-Month plus 0.52%)
2.74%	04/25/42	[1]	675,817	682,761
Fannie Mae REMICS, Series 2013-75, Class FC
(LIBOR USD 1-Month plus 0.25%)
2.47%	07/25/42	[1]	669,626	669,288
Fannie Mae REMICS, Series 2014-19, Class FA
(LIBOR USD 1-Month plus 0.40%)
2.62%	11/25/39	[1]	293,618	294,235
Fannie Mae REMICS. Series 2004-92, Class FD
(LIBOR USD 1-Month plus 0.35%)
2.57%	05/25/34	[1]	629,626	631,020
Freddie Mac Gold Pool C90237
6.50%	11/01/18		639	640
Freddie Mac Gold Pool C90474
7.00%	08/01/21		13,926	14,280
Freddie Mac Gold Pool D93410
6.50%	04/01/19		2,293	2,301
Freddie Mac Gold Pool G13107
5.50%	07/01/20		13,469	13,641
Freddie Mac Multifamily Structured Pass Through Certificates
2.57%	09/25/20	[3]	1,196,809	1,191,406
Freddie Mac REMICS, Series 1526, Class L
6.50%	06/15/23		2,385	2,503
Freddie Mac REMICS, Series 2368, Class AF
(LIBOR USD 1-Month plus 0.95%)
3.11%	10/15/31	[1]	74,733	75,877

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac REMICS, Series 2642, Class BW (IO)
5.00%	06/15/23		$896	$21
Freddie Mac REMICS, Series 2733, Class FB
(LIBOR USD 1-Month plus 0.60%)
2.76%	10/15/33	[1]	927,708	939,505
Freddie Mac REMICS, Series 2763, Class FC
(LIBOR USD 1-Month plus 0.35%)
2.51%	04/15/32	[1]	272,902	273,134
Freddie Mac REMICS, Series 2945, Class LD
4.00%	02/15/35		2,490	2,491
Freddie Mac REMICS, Series 2990, Class DE
(LIBOR USD 1-Month plus 0.38%)
2.54%	11/15/34	[1]	341,408	342,355
Freddie Mac REMICS, Series 2990, Class LE
(LIBOR USD 1-Month plus 0.32%)
2.48%	10/15/34	[1]	379,417	380,007
Freddie Mac REMICS, Series 3066, Class PF
(LIBOR USD 1-Month plus 0.30%)
2.46%	04/15/35	[1]	650,175	650,874
Freddie Mac REMICS, Series 3085, Class FW
(LIBOR USD 1-Month plus 0.70%)
2.86%	08/15/35	[1]	569,678	580,001
Freddie Mac REMICS, Series 3139, Class FL
(LIBOR USD 1-Month plus 0.30%)
2.46%	01/15/36	[1]	491,964	492,170
Freddie Mac REMICS, Series 3172, Class FK
(LIBOR USD 1-Month plus 0.45%)
2.61%	08/15/33	[1]	157,830	157,976
Freddie Mac REMICS, Series 3196, Class FA
(LIBOR USD 1-Month plus 0.35%)
2.51%	04/15/32	[1]	729,183	729,845
Freddie Mac REMICS, Series 3300, Class FA
(LIBOR USD 1-Month plus 0.30%)
2.46%	08/15/35	[1]	530,178	531,011
Freddie Mac REMICS, Series 3325, Class NF
(LIBOR USD 1-Month plus 0.30%)
2.46%	08/15/35	[1]	106,505	106,673

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2018 / 162

Ultra Short Bond Fund

Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Freddie Mac REMICS, Series 3652, Class PF
(LIBOR USD 1-Month plus 0.75%)
2.91%	07/15/32	[1]	$40,196	$40,471
Freddie Mac REMICS, Series 3767, Class JF
(LIBOR USD 1-Month plus 0.30%)
2.46%	02/15/39	[1]	434,452	435,836
Freddie Mac REMICS, Series 3792, Class DF
(LIBOR USD 1-Month plus 0.40%)
2.56%	11/15/40	[1]	215,557	215,006
Freddie Mac REMICS, Series 3806, Class DF
(LIBOR USD 1-Month plus 0.40%)
2.56%	08/15/25	[1]	186,467	186,904
Freddie Mac REMICS, Series 3828, Class TF
(LIBOR USD 1-Month plus 0.40%)
2.56%	04/15/29	[1]	55,879	55,929
Freddie Mac REMICS, Series 3845, Class FQ
(LIBOR USD 1-Month plus 0.25%)
2.41%	02/15/26	[1]	326,745	327,142
Freddie Mac REMICS, Series 3895, Class BF
(LIBOR USD 1-Month plus 0.50%)
2.66%	07/15/41	[1]	346,816	350,329
Freddie Mac REMICS, Series 3940, Class PF
(LIBOR USD 1-Month plus 0.35%)
2.51%	05/15/40	[1]	852,220	853,579
Freddie Mac REMICS, Series 3946, Class FG
(LIBOR USD 1-Month plus 0.35%)
2.51%	10/15/39	[1]	429,412	430,242
Freddie Mac REMICS, Series 4109, Class KF
(LIBOR USD 1-Month plus 0.40%)
2.56%	05/15/32	[1]	110,826	111,118
Freddie Mac Strips, Series 263, Class F5
(LIBOR USD 1-Month plus 0.50%)
2.66%	06/15/42	[1]	527,700	533,443
Ginnie Mae II Pool 80546
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 1.50%)
3.13%	10/20/31	[1]	11,275	11,681
Ginnie Mae II Pool 80610
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 1.50%)
3.63%	06/20/32	[1]	130,586	135,121

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Ginnie Mae II Pool 80614
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 1.50%)
2.75%	07/20/32	[1]	$17,611	$18,245
Ginnie Mae II Pool 80687
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 1.50%)
3.63%	04/20/33	[1]	115,550	119,657
Ginnie Mae II Pool 8339
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 1.50%)
3.13%	12/20/23	[1]	16,373	16,706
Ginnie Mae II Pool 8684
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 1.50%)
2.75%	08/20/25	[1]	28,610	29,345
Ginnie Mae II Pool MA0331
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 1.50%)
2.75%	08/20/42	[1]	175,835	182,277
Ginnie Mae, Series 2001-22, Class FK
(LIBOR USD 1-Month plus 0.35%)
2.51%	05/16/31	[1]	782,380	786,002
Ginnie Mae, Series 2001-51, Class FA
(LIBOR USD 1-Month plus 0.50%)
2.66%	10/16/31	[1]	612,245	615,150
Ginnie Mae, Series 2002-16, Class FV
(LIBOR USD 1-Month plus 0.40%)
2.56%	02/16/32	[1]	853,764	859,165
Ginnie Mae, Series 2002-72, Class FB
(LIBOR USD 1-Month plus 0.40%)
2.57%	10/20/32	[1]	177,369	178,133
Ginnie Mae, Series 2002-72, Class FC
(LIBOR USD 1-Month plus 0.40%)
2.57%	10/20/32	[1]	169,165	169,894
Ginnie Mae, Series 2003-42, Class FA
(LIBOR USD 1-Month plus 0.40%)
2.56%	07/16/31	[1]	832,279	836,522
Ginnie Mae, Series 2004-2, Class FW
(LIBOR USD 1-Month plus 1.40%)
3.50%	01/16/34	[1]	488,349	505,608
Ginnie Mae, Series 2009-66, Class UF
(LIBOR USD 1-Month plus 1.00%)
3.16%	08/16/39	[1]	169,180	173,401
Ginnie Mae, Series 2009-92, Class FC
(LIBOR USD 1-Month plus 0.80%)
2.96%	10/16/39	[1]	176,544	179,692
Ginnie Mae, Series 2011-70, Class IL (IO)
(LIBOR USD 1-Month plus 7.10%)

See accompanying notes to Schedule of Portfolio Investments.

163 / Semi-Annual Report September 2018

Ultra Short Bond Fund

Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
0.60%	06/16/37	[1]	$2,392,967	$46,032
Ginnie Mae, Series 2012-10, Class FP
(LIBOR USD 1-Month plus 0.30%)
2.47%	01/20/41	[1]	129,789	129,727
Ginnie Mae, Series 2012-13, Class KF
(LIBOR USD 1-Month plus 0.30%)
2.47%	07/20/38	[1]	301,131	301,717
NCUA Guaranteed Notes Trust, Series 2010-R1, Class 1A
(LIBOR USD 1-Month plus 0.45%)
2.57%	10/07/20	[1]	986,406	987,331
NCUA Guaranteed Notes Trust, Series 2010-R3, Class 1A
(LIBOR USD 1-Month plus 0.56%)
2.68%	12/08/20	[1]	594,577	596,319
NCUA Guaranteed Notes Trust, Series 2011-R3, Class 1A
(LIBOR USD 1-Month plus 0.40%)
2.54%	03/11/20	[1]	212,008	212,324

				26,494,278

Total Mortgage-Backed
(Cost $41,133,959)				41,151,365

U.S. TREASURY SECURITIES — 23.46%
U.S. Treasury Notes — 23.46%
U.S. Treasury Notes
2.63%	07/31/20		18,480,000	18,420,806
2.63%	07/15/21		4,600,000	4,568,644
2.75%	09/30/20		2,915,000	2,911,299
2.75%	09/15/21		250,000	249,072

Total U.S. Treasury Securities
(Cost $26,222,524)				26,149,821

Total Bonds – 88.09%
(Cost $98,311,530)				98,202,091

Issues	Maturity Date	Principal Amount/ Share	Value
SHORT-TERM INVESTMENTS — 14.49%
Money Market Funds — 4.26%
Morgan Stanley Institutional Liquidity
Funds-Government Portfolio
2.04%[9]		4,743,000	$4,743,000

U.S. Agency Discount Notes — 1.03%
Federal Home Loan Bank
2.02%[10]	11/16/18	$1,149,000	1,145,881

U.S. Treasury Bills — 9.20%
U.S. Treasury Bills
2.04%[10]	01/03/19	3,400,000	3,380,735
2.05%[10,11]	12/13/18	26,000	25,888
2.09%[10]	01/10/19	2,900,000	2,882,365
2.18%[10]	01/31/19	4,000,000	3,969,924

			10,258,912

Total Short-Term Investments
(Cost $16,149,294)			16,147,793

Total Investments – 102.58%
(Cost $114,460,824)			114,349,884

Liabilities in Excess of Other
Assets – (2.58)%			(2,871,298)

Net Assets – 100.00%			$111,478,586

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2018 / 164

Ultra Short Bond Fund

Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

[1]	Floating rate security. The rate disclosed was in effect at September 30, 2018.

[2]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[3]

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

[4]	U.S. dollar-denominated security issued by foreign-domiciled entity.

[5]	Non-income producing security.

[6]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

[7]	Illiquid security as determined under procedures approved by the Board of Trustees. The aggregate value of illiquid securities is $25,531, which is 0.02% of total net assets.

[8]	Security is currently in default with regard to scheduled interest or principal payments.

[9]	Represents the current yield as of September 30, 2018.

[10]	Represents annualized yield at date of purchase.

[11]	Securities, or a portion thereof, pledged as collateral for futures. The total market value of collateral pledged is $25,887.

†	Fair valued security. The aggregate value of fair valued securities is $0, which is 0.00% of total net assets. These securities were not valued utilizing an independent quote but were valued pursuant to guidelines established by the Board of Trustees. This figure represents securities that are priced using a benchmark pricing system and securities that have been deemed permanently stale, see Notes to Financial Statements.

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.

**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(BKNT): Banker’s Note, Inc.

(GMTN): Global medium-term note

(IO): Interest only

(LIBOR): London InterBank Offer Rate

(MTN): Medium-term note

(STEP): Step coupon bond

(SOFR): Secured Overnight Financing Rate

(USD): U.S. dollar

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized (Depreciation)
FUTURES CONTRACTS: LONG POSITIONS
U.S. Treasury Two Year Note	38	12/31/18	$8,007,906	$(26,401)	$(26,401)

See accompanying notes to Schedule of Portfolio Investments.

165 / Semi-Annual Report September 2018

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BONDS – 97.33%
ASSET-BACKED SECURITIES — 14.40%**
321 Henderson Receivables VI LLC
Series 2010-1A, Class B
9.31%	07/15/61	[1]	$405,286	$471,029
Access Group, Inc., Series 2015-1, Class A
(LIBOR USD 1-Month plus 0.70%)
2.92%	07/25/56	[1,2]	4,602,434	4,595,593
AIMCO CLO, Series 2014-AA, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 1.10%)
3.45%	07/20/26	[1,2,3]	2,900,000	2,900,341
ARES XXIX CLO Ltd., Series 2014-1A,
Class A1R (Cayman Islands)
(LIBOR USD 3-Month plus 1.19%)
3.53%	04/17/26	[1,2,3]	5,950,763	5,951,531
Babson CLO Ltd., Series 2044-1A,
Class A1R (Cayman Islands)
(LIBOR USD 3-Month plus 1.15%)
3.50%	07/20/25	[1,2,3]	7,005,000	7,008,579
Barings CLO Ltd., Series 2018-3A,
Class A1 (Cayman Islands)
(LIBOR USD 3-Month plus 0.95%)
3.02%	07/20/29	[1,2,3]	8,400,000	8,356,152
Bayview Commercial Asset Trust,
Series 2004-3, Class A1
(LIBOR USD 1-Month plus 0.56%)
2.77%	01/25/35	[1,2]	736,035	728,131
Bayview Commercial Asset Trust,
Series 2005-1A, Class A1
(LIBOR USD 1-Month plus 0.30%)
2.52%	04/25/35	[1,2]	1,340,859	1,308,224
BlueMountain CLO Ltd., Series 2014-2A,
Class AR (Cayman Islands)
(LIBOR USD 3-Month plus 0.93%)
3.28%	07/20/26	[1,2,3]	2,100,000	2,100,246
BlueMountain CLO Ltd., Series 2015-1A,
Class A1R (Cayman Islands)
(LIBOR USD 3-Month plus 1.33%)
3.67%	04/13/27	[1,2,3]	6,090,000	6,105,174
Brazos Higher Education Authority, Inc.,
Series 2005-3, Class A16
(LIBOR USD 3-Month plus 0.20%)
2.57%	06/25/26	[2]	77,551	76,776
Brazos Higher Education Authority, Inc.,
Series 2011-1, Class A2
(LIBOR USD 3-Month plus 0.80%)
3.11%	02/25/30	[2]	64,411	64,852
CIT Education Loan Trust, Series 2007-1,
Class A
(LIBOR USD 3-Month plus 0.09%)
2.46%	03/25/42	[1,2]	3,057,463	2,979,993

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
CIT Education Loan Trust, Series 2007-1,
Class B
(LIBOR USD 3-Month plus 0.30%)
2.67%	06/25/42	[1,2]	$2,732,867	$2,490,879
Dryden 30 Senior Loan Fund,
Series 2013-30A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 0.82%)
3.13%	11/15/28	[1,2,3]	7,500,000	7,466,664
Dryden XXV Senior Loan Fund,
Series 2012-25A, Class ARR
(Cayman Islands)
(LIBOR USD 3-Month plus 0.90%)
3.24%	10/15/27	[1,2,3]	9,500,000	9,504,752
Edsouth Indenture No. 3 LLC, Series 2012-2,
Class A
(LIBOR USD 1-Month plus 0.73%)
2.95%	04/25/39	[1,2]	173,262	173,848
Education Loan Asset-Backed Trust I,
Series 2013-1, Class A2
(LIBOR USD 1-Month plus 0.80%)
3.02%	04/26/32	[1,2]	3,465,000	3,484,113
Educational Funding of the South, Inc.,
Series 2012-1, Class A
(LIBOR USD 1-Month plus 1.05%)
3.27%	03/25/36	[2]	95,146	96,027
EFS Volunteer No. 2 LLC, Series 2012-1,
Class A2
(LIBOR USD 1-Month plus 1.35%)
3.57%	03/25/36	[1,2]	6,400,000	6,516,958
Flagship CLO VIII, Ltd., Series 2014-8A,
Class ARR (Cayman Islands)
(LIBOR USD 3-Month plus 0.85%)
3.19%	01/16/26	[1,2,3]	8,000,000	7,990,261
Galaxy XXIX CLO Ltd. (Cayman Islands)
(LIBOR USD 3-Month plus 0.79%)
3.10%	11/15/26	[1,2,3]	3,500,000	3,490,018
GCO Education Loan Funding Trust,
Series 2006-2AR, Class A1RN
(LIBOR USD 1-Month plus 0.65%)
2.87%	08/27/46	[1,2]	2,665,993	2,630,173
Global SC Finance II SRL, Series 2014-1A,
Class A2 (Barbados)
3.09%	07/17/29	[1,3]	1,481,667	1,436,165
Goal Capital Funding Trust, Series 2006-1,
Class B
(LIBOR USD 3-Month plus 0.45%)
2.76%	08/25/42	[2]	489,111	461,555
Higher Education Funding I, Series 2014-1,
Class A
(LIBOR USD 3-Month plus 1.05%)
3.36%	05/25/34	[1,2]	1,686,424	1,698,069

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2018 / 166

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Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
J.G. Wentworth XXXVIII LLC,
Series 2017-1A, Class A
3.99%	08/16/60	[1]	$3,871,801	$3,817,165
LCM XXI LP, Series 21A,
Class AR (Cayman Islands)
(LIBOR USD 3-Month plus 0.88%)
3.23%	04/20/28	[1,2,3]	3,575,000	3,569,305
Limerock CLO III LLC, Series 2014-3A,
Class A1R (Cayman Islands)
(LIBOR USD 3-Month plus 1.20%)
3.55%	10/20/26	[1,2,3]	8,000,000	8,001,110
Mill Creek II CLO Ltd., Series 2016-1A,
Class A (Cayman Islands)
(LIBOR USD 3-Month plus 1.75%)
4.10%	04/20/28	[1,2,3]	5,590,000	5,643,325
Navient Student Loan Trust, Series 2014-1,
Class A4
(LIBOR USD 1-Month plus 0.75%)
2.97%	02/25/39	[2]	3,840,000	3,804,285
Navient Student Loan Trust, Series 2014-8,
Class A3
(LIBOR USD 1-Month plus 0.60%)
2.82%	05/27/49	[2]	6,120,000	6,151,588
Navient Student Loan Trust, Series 2015-1,
Class A2
(LIBOR USD 1-Month plus 0.60%)
2.82%	04/25/40	[2]	9,003,354	9,036,965
Navient Student Loan Trust, Series 2016-2A,
Class A3
(LIBOR USD 1-Month plus 1.50%)
3.72%	06/25/65	[1,2]	11,200,000	11,692,219
Navient Student Loan Trust, Series 2017-1A,
Class A3
(LIBOR USD 1-Month plus 1.15%)
3.37%	07/26/66	[1,2]	16,200,000	16,637,287
Navient Student Loan Trust, Series 2017-3A,
Class A3
(LIBOR USD 1-Month plus 1.05%)
3.27%	07/26/66	[1,2]	18,400,000	18,843,201
Navient Student Loan Trust, Series 2018-3A,
Class A3
(LIBOR USD 1-Month plus 0.80%)
3.02%	03/25/67	[1,2]	3,500,000	3,539,325
Nelnet Student Loan Trust, Series 2006-2,
Class B
(LIBOR USD 3-Month plus 0.20%)
2.54%	01/25/38	[2]	4,262,956	4,049,514
Nelnet Student Loan Trust, Series 2007-1,
Class A3
(LIBOR USD 3-Month plus 0.07%)
2.38%	05/27/25	[2]	2,233,045	2,223,901

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
Nelnet Student Loan Trust, Series 2012-5A,
Class A
(LIBOR USD 1-Month plus 0.60%)
2.82%	10/27/36	[1,2]	$139,870	$139,808
Nelnet Student Loan Trust, Series 2014-4A,
Class A2
(LIBOR USD 1-Month plus 0.95%)
3.17%	11/25/48	[1,2]	1,865,000	1,879,331
Nelnet Student Loan Trust, Series 2015-1A,
Class A
(LIBOR USD 1-Month plus 0.59%)
2.81%	04/25/46	[1,2]	2,687,275	2,689,697
Nelnet Student Loan Trust, Series 2015-3A,
Class A3
(LIBOR USD 1-Month plus 0.90%)
3.12%	06/25/54	[1,2]	11,000,000	11,007,223
Northstar Education Finance, Inc.,
Series 2007-1, Class A2
(1.00 X LIBOR USD 3-Month plus 0.75%)
3.09%	01/29/46	[2]	135,000	133,229
Octagon Investment Partners 25 Ltd.,
Series 2015-1A, Class AR (Cayman Islands)
(LIBOR USD 3-Month plus 0.80%)
3.15%	10/20/26	[1,2,3]	4,910,000	4,880,147
PHEAA Student Loan Trust, Series 2013-3A,
Class A
(LIBOR USD 1-Month plus 0.75%)
2.97%	11/25/42	[1,2]	4,231,282	4,251,476
Scholar Funding Trust, Series 2011-A,
Class A
(LIBOR USD 3-Month plus 0.90%)
3.24%	10/28/43	[1,2]	116,645	117,000
Scholar Funding Trust, Series 2012-B,
Class A2
(LIBOR USD 1-Month plus 1.10%)
3.34%	03/28/46	[1,2]	122,388	123,453
SLC Student Loan Trust, Series 2004-1,
Class B
(LIBOR USD 3-Month plus 0.29%)
2.60%	08/15/31	[2]	634,574	600,972
SLC Student Loan Trust, Series 2005-2,
Class A4
(LIBOR USD 3-Month plus 0.16%)
2.49%	12/15/39	[2]	12,000,000	11,660,087
SLC Student Loan Trust, Series 2005-3,
Class A4
(LIBOR USD 3-Month plus 0.15%)
2.48%	12/15/39	[2]	13,800,000	13,275,995
SLC Student Loan Trust, Series 2006-1,
Class A6
(LIBOR USD 3-Month plus 0.16%)
2.49%	03/15/55	[2]	13,120,000	12,736,371

See accompanying notes to Schedule of Portfolio Investments.

167 / Semi-Annual Report September 2018

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
SLC Student Loan Trust, Series 2008-1,
Class A4A
(LIBOR USD 3-Month plus 1.60%)
3.93%	12/15/32	[2]	$3,892,418	$4,047,043
SLM Student Loan Trust, Series 2003-12,
Class B
(LIBOR USD 3-Month plus 0.59%)
2.92%	03/15/38	[2]	5,576,801	5,291,564
SLM Student Loan Trust, Series 2003-4,
Class A5D
(LIBOR USD 3-Month plus 0.75%)
3.08%	03/15/33	[1,2]	2,698,329	2,689,412
SLM Student Loan Trust, Series 2003-7,
Class B
(LIBOR USD 3-Month plus 0.57%)
2.90%	09/15/39	[2]	3,918,813	3,779,596
SLM Student Loan Trust, Series 2004-10,
Class B
(LIBOR USD 3-Month plus 0.37%)
2.71%	01/25/40	[2]	11,190,306	10,694,528
SLM Student Loan Trust, Series 2004-2,
Class B
(LIBOR USD 3-Month plus 0.47%)
2.81%	07/25/39	[2]	678,404	649,839
SLM Student Loan Trust, Series 2006-2,
Class A6
(LIBOR USD 3-Month plus 0.17%)
2.51%	01/25/41	[2]	13,735,116	13,461,186
SLM Student Loan Trust, Series 2006-8,
Class A6
(LIBOR USD 3-Month plus 0.16%)
2.50%	01/25/41	[2]	1,800,000	1,749,203
SLM Student Loan Trust, Series 2007-2,
Class B
(LIBOR USD 3-Month plus 0.17%)
2.51%	07/25/25	[2]	12,800,000	11,741,591
SLM Student Loan Trust, Series 2007-3,
Class A4
(LIBOR USD 3-Month plus 0.06%)
2.40%	01/25/22	[2]	215,000	210,568
SLM Student Loan Trust, Series 2007-3,
Class B
(LIBOR USD 3-Month plus 0.15%)
2.49%	01/25/28	[2]	12,800,000	11,734,125
SLM Student Loan Trust, Series 2007-7,
Class B
(LIBOR USD 3-Month plus 0.75%)
3.09%	10/27/70	[2]	2,195,000	2,084,901
SLM Student Loan Trust, Series 2008-2,
Class A3
(LIBOR USD 3-Month plus 0.75%)
3.09%	04/25/23	[2]	17,091,615	16,982,244

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Series 2008-2,
Class B
(LIBOR USD 3-Month plus 1.20%)
3.54%	01/25/83	[2]	$1,000,000	$965,074
SLM Student Loan Trust, Series 2008-3,
Class B
(LIBOR USD 3-Month plus 1.20%)
3.54%	04/26/83	[2]	710,000	696,399
SLM Student Loan Trust, Series 2008-4,
Class A4
(LIBOR USD 3-Month plus 1.65%)
3.99%	07/25/22	[2]	1,521,774	1,554,106
SLM Student Loan Trust, Series 2008-4,
Class B
(LIBOR USD 3-Month plus 1.85%)
4.19%	04/25/73	[2]	710,000	731,968
SLM Student Loan Trust, Series 2008-5,
Class A4
(LIBOR USD 3-Month plus 1.70%)
4.04%	07/25/23	[2]	13,635,220	14,000,044
SLM Student Loan Trust, Series 2008-5,
Class B
(LIBOR USD 3-Month plus 1.85%)
4.19%	07/25/73	[2]	7,315,000	7,509,661
SLM Student Loan Trust, Series 2008-6,
Class A4
(LIBOR USD 3-Month plus 1.10%)
3.44%	07/25/23	[2]	11,451,529	11,517,070
SLM Student Loan Trust, Series 2008-6,
Class B
(LIBOR USD 3-Month plus 1.85%)
4.19%	07/26/83	[2]	710,000	727,458
SLM Student Loan Trust, Series 2008-7,
Class B
(LIBOR USD 3-Month plus 1.85%)
4.19%	07/26/83	[2]	820,000	836,795
SLM Student Loan Trust, Series 2008-8,
Class A4
(LIBOR USD 3-Month plus 1.50%)
3.84%	04/25/23	[2]	3,210,000	3,275,482
SLM Student Loan Trust, Series 2008-8,
Class B
(LIBOR USD 3-Month plus 2.25%)
4.59%	10/25/75	[2]	735,000	772,199
SLM Student Loan Trust, Series 2008-9,
Class A
(LIBOR USD 3-Month plus 1.50%)
3.84%	04/25/23	[2]	4,738,839	4,842,883
SLM Student Loan Trust, Series 2008-9,
Class B
(LIBOR USD 3-Month plus 2.25%)
4.59%	10/25/83	[2]	7,235,000	7,539,521

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2018 / 168

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
SLM Student Loan Trust, Series 2009-3,
Class A
(LIBOR USD 1-Month plus 0.75%)
2.97%	01/25/45	[1,2]	$9,586,240	$9,669,964
SLM Student Loan Trust, Series 2011-1,
Class A2
(LIBOR USD 1-Month plus 1.15%)
3.37%	10/25/34	[2]	2,680,000	2,745,082
SLM Student Loan Trust, Series 2011-2,
Class A2
(LIBOR USD 1-Month plus 1.20%)
3.42%	10/25/34	[2]	4,035,000	4,157,589
SLM Student Loan Trust, Series 2012-1,
Class A3
(LIBOR USD 1-Month plus 0.95%)
3.17%	09/25/28	[2]	1,064,343	1,067,787
SLM Student Loan Trust, Series 2012-2,
Class A
(LIBOR USD 1-Month plus 0.70%)
2.92%	01/25/29	[2]	1,550,576	1,543,807
SLM Student Loan Trust, Series 2012-7,
Class A3
(LIBOR USD 1-Month plus 0.65%)
2.87%	05/26/26	[2]	4,011,634	3,975,497
SLM Student Loan Trust, Series 2012-7,
Class B
(LIBOR USD 1-Month plus 1.80%)
4.02%	09/25/43	[2]	2,200,000	2,218,299
SLM Student Loan Trust, Series 2013-4,
Class A
(LIBOR USD 1-Month plus 0.55%)
2.77%	06/25/43	[2]	1,485,879	1,495,169
SLM Student Loan Trust, Series 2014-1,
Class A3
(LIBOR USD 1-Month plus 0.60%)
2.82%	02/26/29	[2]	1,483,529	1,465,011
SLM Student Loan Trust, Series 2014-2,
Class A3
(LIBOR USD 1-Month plus 0.59%)
2.81%	03/25/55	[2]	13,670,689	13,762,127
Structured Receivables Finance LLC,
Series 2010-A, Class B
7.61%	01/16/46	1,†	1,877,185	2,092,996
Structured Receivables Finance LLC,
Series 2010-B, Class B
7.97%	08/15/36	[1]	1,257,993	1,407,109
Student Loan Consolidation Center Student
Loan Trust I, Series 2002-2, Class B2
(28 Day Auction Rate plus 0.00%)0
1.61%	07/01/42	[1,2]	200,000	159,487
Voya CLO Ltd., Series 2014-3A, Class A1R
(Cayman Islands)
(LIBOR USD 3-Month plus 0.72%)

Issues	Maturity Date		Principal Amount	Value
ASSET-BACKED SECURITIES (continued)
3.06%	07/25/26	[1,2,3]	$3,560,000	$3,560,984
Voya CLO Ltd., Series 2015-2A, Class AR
(Cayman Islands)
(LIBOR USD 3-Month plus 0.97%)
3.32%	07/23/27	[1,2,3]	8,445,000	8,448,251

Total Asset-Backed Securities
(Cost $439,205,552)				448,443,701

BANK LOANS — 0.75%*
Communications — 0.14%
SBA Communications, Term Loan B, 1st Lien
(LIBOR plus 2.00%)
4.25%	04/04/25	[2]	2,279,288	2,284,348
Sprint Communications, Inc., Term Loan B, 1st Lien
(LIBOR plus 2.50%)
4.75%	02/02/24	[2]	497,475	499,340
Unitymedia Finance LLC,
Term Loan B, 1st Lien
(LIBOR plus 2.00%)
4.16%	06/01/23	[2]	1,600,000	1,603,104

				4,386,792

Consumer Discretionary — 0.03%
Reynolds Group Holdings, Inc., Term Loan B, 1st Lien
(LIBOR plus 2.75%)
4.99%	02/05/23	[2]	808,536	813,084

Electric — 0.06%
Chief Power Finance LLC, Term Loan B, 1st Lien
(LIBOR plus 4.75%)
7.00%	12/31/20	[2,4,5]	1,412,220	1,345,846
Homer City Generation LP,
Term Loan B, 1st Lien
(LIBOR plus 11.00%)
13.25%	04/05/23	[2,4,5]	715,045	692,700

				2,038,546

Energy — 0.00%
Vistra Operations Co., LLC, Term Loan B1, 1st Lien
(LIBOR plus 2.00%)
4.24%	08/04/23	[2]	115,276	115,564

Finance — 0.09%
Delos Finance SARL, Term Loan B, 1st Lien
(LIBOR plus 1.75%)
4.14%	10/06/23	[2]	2,652,629	2,665,892

Gaming — 0.05%
Las Vegas Sands LLC,
Term Loan B, 1st Lien

See accompanying notes to Schedule of Portfolio Investments.

169 / Semi-Annual Report September 2018

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
BANK LOANS (continued)
Gaming (continued)
(LIBOR plus 1.75%)
3.99%	03/27/25	[2]	$1,592,000	$1,592,414

Health Care — 0.10%
Iqvia, Inc., Term Loan B3, 1st Lien
(LIBOR plus 1.75%)
4.14%	06/11/25	[2]	748,125	748,750
Kindred At Home, Term Loan, 1st Lien
(LIBOR plus 3.75%)
6.00%	07/02/25	[2]	1,466,063	1,485,305
Valeant Pharmaceuticals International, Inc.,
Term Loan B, 1st Lien
(LIBOR plus 3.00%)
5.10%	06/02/25	[2]	975,000	981,050

				3,215,105

Industrials — 0.02%
Tyco International Holdings SARL,
Term Loan
(LIBOR plus 1.25%)
3.62%	03/02/20	[2,4,5]	566,475	565,945

Information Technology — 0.24%
Dell International LLC,
Term Loan A3, 1st Lien
(LIBOR plus 1.50%)
3.75%	12/31/18	[2]	2,046,322	2,049,841
First Data Corp., Term Loan, 1st Lien
(LIBOR plus 2.00%)
4.21%	04/26/24	[2]	3,075,353	3,081,381
Quintiles IMS, Inc., Term Loan B, 1st Lien
(LIBOR plus 2.00%)
4.39%	03/07/24	[2]	675,505	678,545
SS&C Technologies, Inc.,
Term Loan B3, 1st Lien
(LIBOR plus 2.25%)
4.49%	04/16/25	[2]	1,128,097	1,130,567
SS&C Technology Holdings Europe SARL,
Term Loan B4, 1st Lien
(LIBOR plus 2.25%)
4.49%	04/16/25	[2]	437,889	438,848

				7,379,182

Retail — 0.02%
BC ULC/New Red Finance, Inc.,
Term Loan B, 1st Lien (Canada)
(LIBOR plus 2.25%)
4.49%	02/16/24	[2,3]	492,484	493,346

Total Bank Loans
(Cost $23,230,521)				23,265,870

Issues	Maturity Date		Principal Amount	Value
CORPORATES — 34.93%*
Automotive — 0.20%
General Motors Co.
3.50%	10/02/18		$5,710,000	$5,710,000
Metalsa SA de CV, Series REGS (Mexico)
4.90%	04/24/23	[3]	500,000	486,250

				6,196,250

Banking — 6.45%
Banco Continental Sa Via Continental Senior
Trustees, Series REGS (Cayman Islands)
5.50%	11/18/20	[3]	950,000	988,000
Banco Internacional del Peru SAA Interbank,
Series REGS (Peru)
6.63%	03/19/29	[3,6]	250,000	271,378
Banco Nacional de Comercio Exterior
SNC/Cayman Islands (Mexico)
3.80%	08/11/26	[1,3,6]	2,000,000	1,957,520
Bank of America Corp.
2.74%	01/23/22	[6]	10,270,000	10,103,172
3.42%	12/20/28	[6]	583,000	547,836
3.71%	04/24/28	[6]	10,760,000	10,349,641
Bank of America Corp. (GMTN)
2.37%	07/21/21	[6]	6,175,000	6,067,475
3.59%	07/21/28	[6]	9,295,000	8,862,783
Bank of America Corp. (MTN)
3.09%	10/01/25	[6]	5,605,000	5,343,755
4.00%	04/01/24		649,000	655,971
4.27%	07/23/29	[6]	3,135,000	3,129,962
Discover Bank
2.60%	11/13/18		10,870,000	10,869,651
Global Bank Corp. (Panama)
4.50%	10/20/21	[1,3]	1,198,000	1,190,213
Grupo Aval Ltd., Series REGS
(Cayman Islands)
4.75%	09/26/22	[3]	500,000	496,200
JPMorgan Chase & Co.
2.55%	10/29/20		657,000	647,770
3.22%	03/01/25	[6]	13,070,000	12,647,663
3.54%	05/01/28	[6]	7,499,000	7,155,433
3.90%	07/15/25		3,864,000	3,861,405
6.30%	04/23/19		4,925,000	5,023,874
JPMorgan Chase Bank N.A.
2.60%	02/01/21	[6]	10,835,000	10,756,059
JPMorgan Chase Bank N.A. (BKNT)
(LIBOR USD 3-Month plus 0.29%)
2.63%	02/01/21	[2]	9,000,000	9,007,871
Lloyds Banking Group PLC
(United Kingdom)
2.91%	11/07/23	[3,6]	5,780,000	5,517,074
PNC Bank N.A. (BKNT)
1.45%	07/29/19		4,000,000	3,954,130

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2018 / 170

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Banking (continued)
Santander UK Group Holdings PLC
(United Kingdom)
2.88%	08/05/21	[3]	$4,300,000	$4,188,267
3.37%	01/05/24	[3,6]	3,000,000	2,883,553
Santander UK PLC (United Kingdom)
2.50%	03/14/19	[3]	3,000,000	2,998,584
5.00%	11/07/23	[1,3]	3,100,000	3,124,188
UBS AG (GMTN) (Switzerland)
2.38%	08/14/19	[3]	5,000,000	4,980,725
UBS AG/London (Switzerland)
(LIBOR USD 3-Month plus 0.32%)
2.63%	05/28/19	[1,2,3]	3,000,000	3,006,242
Wells Fargo & Co.
3.00%	04/22/26		16,985,000	15,770,207
3.00%	10/23/26		6,435,000	5,977,659
Wells Fargo & Co. (MTN)
3.58%	05/22/28	[6]	10,490,000	10,046,918
Wells Fargo Bank N.A. (BKNT)
2.15%	12/06/19		10,000,000	9,905,523
2.40%	01/15/20		15,000,000	14,885,093
3.33%	07/23/21	[6]	3,630,000	3,626,707

				200,798,502

Communications — 3.46%
Altice U.S. Finance I Corp.
5.38%	07/15/23	[1]	3,824,000	3,876,580
5.50%	05/15/26	[1]	832,000	833,040
AMC Networks, Inc.
4.75%	08/01/25		1,580,000	1,522,725
AT&T, Inc.
3.40%	05/15/25		4,000,000	3,812,024
4.30%	02/15/30	[1]	4,700,000	4,542,865
4.35%	06/15/45		4,300,000	3,716,830
4.80%	06/15/44		5,322,000	4,897,864
5.15%	11/15/46	[1]	3,900,000	3,747,342
5.25%	03/01/37		3,620,000	3,618,055
CBS Corp.
3.38%	02/15/28		3,000,000	2,754,411
CCO Holdings LLC/CCO Holdings
Capital Corp.
5.00%	02/01/28	[1]	2,381,000	2,247,069
5.13%	05/01/27	[1]	2,000,000	1,897,485
Cequel Communications Holdings I
LLC/Cequel Capital Corp.
5.13%	12/15/21	[1]	225,000	226,175
Charter Communications Operating
LLC/Charter Communications Operating
Capital
3.58%	07/23/20		1,250,000	1,251,225
6.48%	10/23/45		1,700,000	1,833,084

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Communications (continued)
Clear Channel International BV
(Netherlands)
8.75%	12/15/20	[1,3]	$1,069,000	$1,106,415
CSC Holdings LLC
5.38%	02/01/28	[1]	4,250,000	4,058,750
8.63%	02/15/19		700,000	712,250
Intelsat Jackson Holdings SA (Luxembourg)
5.50%	08/01/23	[3]	1,907,000	1,761,591
8.50%	10/15/24	[1,3]	1,936,000	1,951,730
9.75%	07/15/25	[1,3]	800,000	849,000
Level 3 Financing, Inc.
5.13%	05/01/23		1,178,000	1,188,307
5.38%	01/15/24		37,000	37,093
5.63%	02/01/23		1,190,000	1,206,481
Qwest Corp.
6.75%	12/01/21		2,235,000	2,400,379
Sirius XM Radio, Inc.
3.88%	08/01/22	[1]	1,379,000	1,359,073
Sprint Capital Corp.
6.88%	11/15/28		1,141,000	1,149,557
Sprint Communications, Inc.
7.00%	03/01/20	[1]	1,400,000	1,456,000
9.00%	11/15/18	[1]	2,940,000	2,965,725
Sprint Spectrum Co. LLC/Sprint Spectrum
Co. II LLC/Sprint Spectrum Co. III LLC
3.36%	09/20/21	[1]	7,132,500	7,132,500
4.74%	03/20/25	[1]	6,625,000	6,638,581
Time Warner Cable LLC
5.50%	09/01/41		3,392,000	3,277,511
5.88%	11/15/40		1,100,000	1,105,874
T-Mobile USA, Inc.
4.50%	02/01/26		577,000	548,871
4.75%	02/01/28		1,481,000	1,392,214
6.50%	01/15/24		1,200,000	1,252,500
Verizon Communications, Inc.
4.50%	08/10/33		5,430,000	5,371,413
4.86%	08/21/46		4,270,000	4,301,649
5.01%	04/15/49		2,810,000	2,881,004
Viacom, Inc.
3.45%	10/04/26		2,500,000	2,339,493
Virgin Media Secured Finance PLC
(United Kingdom)
5.25%	01/15/26	[1,3]	840,000	824,494
5.50%	08/15/26	[1,3]	2,260,000	2,240,225
Vodafone Group PLC (United Kingdom)
4.38%	05/30/28	[3]	3,000,000	2,961,444
Warner Media LLC
3.80%	02/15/27		2,520,000	2,413,187

				107,660,085

See accompanying notes to Schedule of Portfolio Investments.

171 / Semi-Annual Report September 2018

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Consumer Discretionary — 1.17%
Altria Group, Inc.
9.70%	11/10/18		$2,197,000	$2,213,149
Anheuser-Busch InBev Finance, Inc.
3.65%	02/01/26		2,000,000	1,945,827
4.90%	02/01/46		3,370,000	3,408,903
Bacardi Ltd. (Bermuda)
5.15%	05/15/38	[1,3]	1,500,000	1,473,724
BAT Capital Corp.
2.30%	08/14/20	[1]	6,000,000	5,882,457
Central Garden & Pet Co.
5.13%	02/01/28		815,000	778,325
Constellation Brands, Inc.
2.00%	11/07/19		10,000,000	9,888,361
First Quality Finance Co., Inc.
5.00%	07/01/25	[1]	634,000	594,375
High Ridge Brands Co.
8.88%	03/15/25	[1,4,5]	2,175,000	1,063,031
Molson Coors Brewing Co.
1.45%	07/15/19		3,196,000	3,159,514
Reynolds Group Issuer, Inc./Reynolds Group
Issuer LLC/Reynolds Group Issuer
Luxembourg S.A.
5.75%	10/15/20		3,202,901	3,206,905
Suntory Holdings Ltd. (Japan)
2.55%	09/29/19	[1,3]	3,015,000	2,995,496

				36,610,067

Consumer Products — 0.09%
Newell Brands, Inc.
3.85%	04/01/23		3,000,000	2,926,829

Electric — 2.62%
AES Panama SRL, Series REGS (Panama)
6.00%	06/25/22	[3]	250,000	259,375
Alabama Power Capital Trust V
5.50%	10/01/42	[6]	1,300,000	1,304,118
Cleco Power LLC
6.00%	12/01/40		1,575,000	1,795,858
Dominion Energy, Inc.
1.88%	01/15/19		4,400,000	4,390,251
5.75%	10/01/54	[6]	2,875,000	3,006,246
Duke Energy Carolinas LLC
3.70%	12/01/47		2,070,000	1,888,611
Duke Energy Progress LLC
3.25%	08/15/25		3,000,000	2,918,523
Duquesne Light Holdings, Inc.
6.40%	09/15/20	[1]	4,641,000	4,861,722
Entergy Corp.
4.00%	07/15/22		2,000,000	2,024,847

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Electric (continued)
Eskom Holdings SOC Ltd., Series REGS
(South Africa)
7.13%	02/11/25	[3]	$1,000,000	$963,920
ITC Holdings Corp.
3.65%	06/15/24		1,426,000	1,400,171
Kansas City Power & Light Co.
3.15%	03/15/23		6,250,000	6,108,966
Metropolitan Edison Co.
4.00%	04/15/25	[1]	3,000,000	2,977,462
7.70%	01/15/19		7,230,000	7,326,586
MidAmerican Energy Co.
4.25%	05/01/46		3,310,000	3,337,345
NextEra Energy Capital Holdings, Inc.
(LIBOR USD 3-Month plus 0.55%)
2.86%	08/28/21	[2]	8,000,000	8,001,260
NextEra Energy Operating Partners LP
4.50%	09/15/27	[1]	2,412,000	2,321,550
Perusahaan Gas Negara Persero TBK PT
(Indonesia)
5.13%	05/16/24	[1,3]	1,650,000	1,668,893
Public Service Co. of New Mexico
3.85%	08/01/25		3,500,000	3,472,753
5.35%	10/01/21		50,000	52,080
Public Service Electric & Gas Co., Series CC
9.25%	06/01/21		7,920,000	9,017,510
Southern Co. Gas Capital Corp.
3.25%	06/15/26		3,350,000	3,140,037
Southwestern Electric Power Co.
3.55%	02/15/22		3,000,000	3,009,315
4.10%	09/15/28		2,500,000	2,503,885
6.45%	01/15/19		3,885,000	3,916,559

				81,667,843

Energy — 2.79%
Antero Resources Corp.
5.13%	12/01/22		400,000	407,700
Centennial Resource Production LLC
5.38%	01/15/26	[1]	400,000	398,000
CrownRock LP/CrownRock Finance, Inc.
5.63%	10/15/25	[1]	490,000	477,775
Diamondback Energy, Inc.
5.38%	05/31/25		750,000	769,687
Enbridge Energy Partners LP
5.88%	10/15/25		2,500,000	2,747,883
Energy Transfer Equity LP
5.50%	06/01/27		1,424,000	1,481,387
5.88%	01/15/24		1,745,000	1,847,519
Energy Transfer Partners LP
5.15%	03/15/45		3,556,000	3,374,957

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2018 / 172

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Energy (continued)
EQT Midstream Partners LP
5.50%	07/15/28		$4,800,000	$4,930,762
Florida Gas Transmission Co. LLC
7.90%	05/15/19	[1]	1,375,000	1,415,214
Gulfport Energy Corp.
6.38%	05/15/25		315,000	309,881
Hess Corp.
7.88%	10/01/29		1,855,000	2,245,071
Kinder Morgan Energy Partners LP
5.80%	03/15/35		240,000	262,826
Kinder Morgan, Inc.
5.30%	12/01/34		1,000,000	1,037,252
5.63%	11/15/23	[1]	3,572,000	3,817,029
Matador Resources Co.
5.88%	09/15/26	[1]	643,000	652,645
Newfield Exploration Co.
5.75%	01/30/22		2,416,000	2,539,820
Petrobras Global Finance BV (Netherlands)
4.38%	05/20/23	[3]	360,000	342,900
Petroleos del Peru SA, Series REGS (Peru)
4.75%	06/19/32	[3]	500,000	484,900
Petroleos Mexicanos (Mexico)
1.70%	12/20/22	[3]	67,500	65,391
5.38%	03/13/22	[3]	4,250,000	4,366,875
Plains All American Pipeline LP/PAA
Finance Corp.
4.65%	10/15/25		6,250,000	6,339,247
Rockies Express Pipeline LLC
5.63%	04/15/20	[1]	6,234,000	6,436,605
6.00%	01/15/19	[1]	1,500,000	1,511,625
Ruby Pipeline LLC
6.00%	04/01/22	[1]	6,123,485	6,290,735
Sabine Pass Liquefaction LLC
5.63%	03/01/25		3,000,000	3,205,313
Spectra Energy Partners LP
4.60%	06/15/21		3,810,000	3,894,752
Sunoco Logistics Partners Operations LP
5.40%	10/01/47		5,000,000	4,924,005
Sunoco LP/Sunoco Finance Corp.
5.88%	03/15/28	[1]	993,000	959,486
Targa Resources Partners LP/Targa
Resources Partners Finance Corp.
5.88%	04/15/26	[1]	604,000	623,660
TC PipeLines LP
4.38%	03/13/25		3,000,000	2,994,768
4.65%	06/15/21		2,300,000	2,339,705
TransMontaigne Partners LP/
TLP Finance Corp.
6.13%	02/15/26		2,050,000	1,942,375

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Energy (continued)
Transocean Pontus Ltd. (Cayman Islands)
6.13%	08/01/25	[1,3]	$955,000	$972,897
Transocean Proteus Ltd. (Cayman Islands)
6.25%	12/01/24	[1,3]	1,598,850	1,632,826
USA Compression Partners LP/USA
Compression Finance Corp.
6.88%	04/01/26	[1]	1,709,000	1,770,951
Williams Cos., Inc. (The)
3.60%	03/15/22		1,354,000	1,346,271
4.55%	06/24/24		3,000,000	3,056,155
6.30%	04/15/40		2,000,000	2,273,106
WPX Energy, Inc.
5.75%	06/01/26		495,000	503,044

				86,993,000

Finance — 4.96%
AerCap Ireland Capital DAC/AerCap Global
Aviation Trust (Ireland)
3.95%	02/01/22	[3]	1,500,000	1,496,998
Air Lease Corp.
2.50%	03/01/21		3,450,000	3,360,776
3.88%	07/03/23		2,862,000	2,839,215
Alta Wind Holdings LLC
7.00%	06/30/35	[1,4,5]	1,784,154	1,909,789
American Express Credit Corp. (MTN)
2.20%	03/03/20		5,000,000	4,945,027
Citibank N.A. (BKNT)
3.40%	07/23/21		6,965,000	6,966,561
Citigroup, Inc.
2.05%	12/07/18		5,000,000	4,996,175
2.55%	04/08/19		3,150,000	3,148,041
3.14%	01/24/23	[6]	5,000,000	4,907,601
3.67%	07/24/28	[6]	3,500,000	3,335,546
8.50%	05/22/19		3,050,000	3,157,351
Fondo MIVIVIENDA SA, Series REGS (Peru)
3.50%	01/31/23	[3]	1,000,000	970,000
Ford Motor Credit Co. LLC
2.02%	05/03/19		515,000	511,998
2.34%	11/02/20		3,295,000	3,198,761
2.98%	08/03/22		3,015,000	2,861,143
3.20%	01/15/21		5,970,000	5,878,849
3.22%	01/09/22		630,000	609,767
3.34%	03/28/22		4,735,000	4,579,538
8.13%	01/15/20		7,780,000	8,222,966
Ford Motor Credit Co. LLC (MTN)
2.94%	01/08/19		5,000,000	5,001,000
GE Capital International Funding Co.
(Ireland)
4.42%	11/15/35	[3]	4,462,000	4,206,826

See accompanying notes to Schedule of Portfolio Investments.

173 / Semi-Annual Report September 2018

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Finance (continued)
General Motors Financial Co., Inc.
2.40%	05/09/19		$2,500,000	$2,493,819
3.10%	01/15/19		4,000,000	4,002,899
Goldman Sachs Group, Inc. (The)
2.55%	10/23/19		10,000,000	9,960,070
3.27%	09/29/25	[6]	5,650,000	5,399,716
3.81%	04/23/29	[6]	6,160,000	5,883,040
Goldman Sachs Group, Inc. (The) (MTN)
3.85%	07/08/24		9,710,000	9,668,024
Guanay Finance Ltd. (Cayman Islands)
6.00%	12/15/20	[1,3]	122,297	124,131
International Lease Finance Corp.
6.25%	05/15/19		3,000,000	3,058,816
Morgan Stanley
3.63%	01/20/27		2,725,000	2,619,520
(LIBOR USD 3-Month plus 0.93%)
3.28%	07/22/22	[2]	10,000,000	10,090,000
Morgan Stanley (GMTN)
5.50%	07/24/20		3,000,000	3,113,931
7.30%	05/13/19		2,740,000	2,813,377
(LIBOR USD 3-Month plus 0.55%)
2.89%	02/10/21	[2]	10,000,000	10,033,986
(LIBOR USD 3-Month plus 1.38%)
3.72%	02/01/19	[2]	4,000,000	4,017,336
Morgan Stanley (MTN)
5.63%	09/23/19		2,000,000	2,051,088
Morgan Stanley, Series 3NC2
(LIBOR USD 3-Month plus 0.80%)
3.12%	02/14/20	[2]	2,025,000	2,029,889

				154,463,570

Food — 0.94%
Chobani LLC/Chobani Finance Corp., Inc.
7.50%	04/15/25	[1]	1,549,000	1,413,463
Kraft Heinz Foods Co.
3.00%	06/01/26		3,478,000	3,180,068
5.20%	07/15/45		5,500,000	5,395,789
Mondelez International Holdings
Netherlands BV (Netherlands)
1.63%	10/28/19	[1,3]	6,700,000	6,604,297
Pilgrim’s Pride Corp.
5.88%	09/30/27	[1]	1,800,000	1,710,000
Post Holdings, Inc.
5.00%	08/15/26	[1]	3,206,000	3,041,693
5.63%	01/15/28	[1]	655,000	632,075
Tyson Foods, Inc.
2.65%	08/15/19		5,000,000	4,990,195
(LIBOR USD 3-Month plus 0.45%)
2.76%	08/21/20	[2]	2,185,000	2,183,286

Issues	Maturity Date		Principal Amount		Value
CORPORATES (continued)
Food (continued)
			$		$29,150,866

Gaming — 0.36%
GLP Capital LP/GLP Financing II, Inc.
4.88%	11/01/20			1,650,000	1,685,310
5.30%	01/15/29			2,280,000	2,298,012
5.38%	04/15/26			1,000,000	1,018,010
5.75%	06/01/28			1,600,000	1,654,000
Rivers Pittsburgh Borrower LP/Rivers
Pittsburgh Finance Corp.
6.13%	08/15/21	[1]		1,735,000	1,735,000
Sugarhouse HSP Gaming Prop Mezz LP/
Sugarhouse HSP Gaming Finance Corp.
5.88%	05/15/25	[1]		1,651,000	1,563,827
Wynn Las Vegas LLC/Wynn Las Vegas
Capital Corp.
5.25%	05/15/27	[1]		1,260,000	1,171,800

					11,125,959

Health Care — 4.95%
AbbVie, Inc.
3.20%	05/14/26			800,000	746,390
4.30%	05/14/36			1,000,000	940,911
4.88%	11/14/48			700,000	689,462
Aetna, Inc.
2.80%	06/15/23			1,577,000	1,512,612
4.13%	06/01/21			5,000,000	5,087,656
Allergan Funding SCS (Luxembourg)
4.55%	03/15/35	[3]		2,216,000	2,161,682
Amgen, Inc.
4.40%	05/01/45			4,080,000	3,964,807
Anthem, Inc.
2.50%	11/21/20			4,605,000	4,534,269
3.50%	08/15/24			8,171,000	7,973,261
3.65%	12/01/27			3,865,000	3,684,512
AstraZeneca PLC (United Kingdom)
3.13%	06/12/27	[3]		736,000	685,953
3.38%	11/16/25	[3]		3,640,000	3,517,516
Bausch Health Cos., Inc. (Canada)
5.50%	11/01/25	[1,3]		599,000	601,246
6.13%	04/15/25	[1,3]		3,248,000	3,101,840
Bayer U.S. Finance II LLC
4.38%	12/15/28	[1]		6,400,000	6,280,682
Bayer U.S. Finance LLC
2.38%	10/08/19	[1]		6,700,000	6,629,422
Becton Dickinson and Co.
2.13%	06/06/19			2,920,000	2,903,157
2.89%	06/06/22			2,000,000	1,937,300
(LIBOR USD 3-Month plus 0.88%)
3.26%	12/29/20	[2]		2,000,000	2,003,088

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2018 / 174

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Health Care (continued)
Biogen, Inc.
5.20%	09/15/45		$3,423,000	$3,643,198
Catalent Pharma Solutions, Inc.
4.88%	01/15/26	[1]	880,000	851,400
Celgene Corp.
2.75%	02/15/23		5,780,000	5,546,456
2.88%	08/15/20		4,300,000	4,273,695
5.00%	08/15/45		3,250,000	3,224,585
Centene Corp.
4.75%	05/15/22		387,000	393,289
5.63%	02/15/21		838,000	854,760
CHS/Community Health Systems, Inc.
6.25%	03/31/23		136,000	129,499
Cigna Corp.
3.05%	10/15/27		5,570,000	5,033,431
CVS Health Corp.
2.25%	12/05/18		5,000,000	4,995,083
2.25%	08/12/19		5,000,000	4,973,281
4.30%	03/25/28		5,000,000	4,970,365
5.05%	03/25/48		2,500,000	2,566,914
Elanco Animal Health, Inc.
4.27%	08/28/23	[1]	6,355,000	6,387,634
Fresenius Medical Care U.S. Finance II, Inc.
4.13%	10/15/20	[1]	1,015,000	1,026,808
5.63%	07/31/19	[1]	6,446,000	6,574,778
Gilead Sciences, Inc.
4.15%	03/01/47		2,000,000	1,899,431
Halfmoon Parent, Inc.
4.13%	11/15/25	[1]	5,000,000	4,993,381
4.38%	10/15/28	[1]	2,000,000	1,998,192
Hartford HealthCare Corp.
5.75%	04/01/44		1,525,000	1,759,290
HCA, Inc.
5.00%	03/15/24		2,250,000	2,311,875
5.25%	04/15/25		2,227,000	2,302,161
6.50%	02/15/20		1,698,000	1,771,014
Hologic, Inc.
4.63%	02/01/28	[1]	1,000,000	941,250
Humana, Inc.
2.90%	12/15/22		5,475,000	5,310,101
Molina Healthcare, Inc.
5.38%	11/15/22		653,000	667,693
Shire Acquisitions Investments Ireland DAC
(Ireland)
1.90%	09/23/19	[3]	5,686,000	5,626,551
2.40%	09/23/21	[3]	6,225,000	6,016,918
Tenet Healthcare Corp.
4.50%	04/01/21		2,250,000	2,252,813

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Health Care (continued)
Teva Pharmaceutical Finance
Netherlands III BV (Netherlands)
1.70%	07/19/19	[3]	$1,015,000	$999,775
WellCare Health Plans, Inc.
5.25%	04/01/25		918,000	935,213

				154,186,600

Industrials — 0.86%
Amcor Finance USA, Inc.
3.63%	04/28/26	[1]	2,125,000	2,006,668
Ardagh Packaging Finance PLC/Ardagh
Holdings USA, Inc. (Ireland)
4.25%	09/15/22	[1,3]	1,000,000	987,500
4.63%	05/15/23	[1,3]	650,000	647,563
6.00%	02/15/25	[1,3]	1,000,000	981,250
7.25%	05/15/24	[1,3]	600,000	630,000
Ball Corp.
4.00%	11/15/23		1,000,000	980,000
Berry Global, Inc.
4.50%	02/15/26	[1]	1,500,000	1,428,750
Clean Harbors, Inc.
5.13%	06/01/21		3,000,000	3,015,000
Crown Americas LLC/Crown Americas
Capital Corp. V
4.25%	09/30/26		1,000,000	917,500
General Electric Co. (GMTN)
2.20%	01/09/20		2,030,000	2,008,880
General Electric Co. (MTN)
4.65%	10/17/21		70,000	72,593
(LIBOR USD 3-Month plus 0.48%)
2.79%	08/15/36	[2]	4,085,000	3,405,138
Graphic Packaging International LLC
4.88%	11/15/22		500,000	503,750
Heathrow Funding Ltd. (United Kingdom)
4.88%	07/15/21	[1,3]	700,000	727,013
Itron, Inc.
5.00%	01/15/26	[1]	1,648,000	1,586,200
L3 Technologies, Inc.
4.40%	06/15/28		4,810,000	4,801,373
Northrop Grumman Corp.
2.93%	01/15/25		940,000	894,226
Titan Acquisition Ltd./Titan Co-Borrower LLC
(Canada)
7.75%	04/15/26	[1,3]	1,450,000	1,266,937

				26,860,341

Information Technology — 0.48%
Broadcom Corp./Broadcom Cayman Finance
Ltd.
2.38%	01/15/20		8,297,000	8,202,182

See accompanying notes to Schedule of Portfolio Investments.

175 / Semi-Annual Report September 2018

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Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Information Technology (continued)
Change Healthcare Holdings LLC/Change
Healthcare Finance, Inc.
5.75%	03/01/25	[1]	$1,082,000	$1,076,590
Dell International LLC/EMC Corp.
3.48%	06/01/19	[1]	1,203,000	1,206,237
IQVIA, Inc.
5.00%	10/15/26	[1]	1,200,000	1,180,380
NXP BV/NXP Funding LLC (Netherlands)
3.88%	09/01/22	[1,3]	300,000	296,352
4.13%	06/01/21	[1,3]	800,000	801,136
Zayo Group LLC/Zayo Capital, Inc.
5.75%	01/15/27	[1]	2,050,000	2,055,125

				14,818,002

Insurance — 0.47%
Farmers Exchange Capital
7.20%	07/15/48	[1]	150,000	176,884
Farmers Exchange Capital II
6.15%	11/01/53	[1,6]	2,500,000	2,654,477
Farmers Insurance Exchange
4.75%	11/01/57	[1,6]	3,800,000	3,438,611
8.63%	05/01/24	[1]	942,000	1,125,304
Nationwide Mutual Insurance Co.
4.62%	12/15/24	[1,6]	3,825,000	3,839,344
Teachers Insurance & Annuity
Association of America
4.38%	09/15/54	[1,6]	3,425,000	3,448,093

				14,682,713

Materials — 0.68%
Axalta Coating Systems LLC
4.88%	08/15/24	[1]	3,150,000	3,102,750
Dow Chemical Co. (The)
8.55%	05/15/19		5,000,000	5,171,353
Fresnillo PLC, Series REGS
(United Kingdom)
5.50%	11/13/23	[3]	500,000	515,300
Georgia-Pacific LLC
2.54%	11/15/19	[1]	10,000,000	9,933,355
Gerdau Holdings, Inc., Series REGS
7.00%	01/20/20		457,000	478,136
Gold Fields Orogen Holdings BVI Ltd., Series
REGS (British Virgin Islands)
4.88%	10/07/20	[3]	250,000	250,400
SASOL Financing USA LLC
5.88%	03/27/24		1,200,000	1,224,109
Vale Overseas Ltd. (Cayman Islands)
4.38%	01/11/22	[3]	167,000	168,637

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Materials (continued)
Volcan Cia Minera SAA, Series REGS (Peru)
5.38%	02/02/22	[3]	$300,000	$304,170

				21,148,210

Real Estate Investment Trust (REIT) — 2.99%
Alexandria Real Estate Equities, Inc.
2.75%	01/15/20		5,000,000	4,956,111
3.45%	04/30/25		3,040,000	2,921,817
3.90%	06/15/23		2,500,000	2,510,837
4.60%	04/01/22		1,000,000	1,026,780
American Campus Communities
Operating Partnership LP
3.35%	10/01/20		1,735,000	1,726,781
3.63%	11/15/27		2,566,000	2,423,659
American Tower Corp.
3.00%	06/15/23		3,130,000	3,016,610
3.40%	02/15/19		10,000,000	10,020,255
AvalonBay Communities, Inc. (GMTN)
3.63%	10/01/20		1,500,000	1,506,235
Boston Properties LP
5.63%	11/15/20		1,750,000	1,820,602
5.88%	10/15/19		200,000	204,738
CC Holdings GS V LLC/Crown Castle
GS III Corp.
3.85%	04/15/23		3,000,000	2,983,251
Crown Castle International Corp.
3.20%	09/01/24		5,360,000	5,090,242
Greystar Student Housing Growth & Income
OP LP
4.60%	12/01/24		3,240,000	3,338,010
HCP, Inc.
3.75%	02/01/19		13,255,000	13,282,431
3.88%	08/15/24		3,100,000	3,033,043
4.25%	11/15/23		945,000	948,222
Healthcare Realty Trust, Inc.
3.88%	05/01/25		2,500,000	2,425,167
MGM Growth Properties Operating
Partnership LP/MGP Finance Co.-Issuer, Inc.
5.63%	05/01/24		2,000,000	2,057,500
Piedmont Operating Partnership LP
3.40%	06/01/23		5,160,000	4,956,366
Post Apartment Homes LP
3.38%	12/01/22		100,000	98,433
Reckson Operating Partnership LP
7.75%	03/15/20		2,375,000	2,509,841
SL Green Realty Corp.
4.50%	12/01/22		3,000,000	3,036,080
Ventas Realty LP
3.25%	10/15/26		5,000,000	4,626,890
3.75%	05/01/24		1,000,000	979,524

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2018 / 176

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Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Real Estate Investment Trust (REIT) (continued)
VEREIT Operating Partnership LP
3.00%	02/06/19		$1,200,000	$1,199,582
WEA Finance LLC/Westfield UK & Europe Finance PLC
2.70%	09/17/19	[1]	1,500,000	1,495,999
3.25%	10/05/20	[1]	7,000,000	6,958,550
Welltower, Inc.
4.95%	01/15/21		1,020,000	1,045,891
6.13%	04/15/20		995,000	1,034,390

				93,233,837

Retail — 0.77%
Alimentation Couche-Tard, Inc. (Canada)
3.55%	07/26/27	[1,3]	2,210,000	2,075,141
BC ULC/New Red Finance, Inc. (Canada)
4.25%	05/15/24	[1,3]	2,355,000	2,237,250
Party City Holdings, Inc.
6.63%	08/01/26	[1]	1,318,000	1,337,770
Rite Aid Corp.
6.13%	04/01/23	[1]	3,988,000	3,594,185
Walgreens Boots Alliance, Inc.
2.70%	11/18/19		2,000,000	1,992,567
3.80%	11/18/24		5,824,000	5,756,538
Walmart, Inc.
3.55%	06/26/25		7,015,000	7,056,074

				24,049,525

Services — 0.22%
DP World Crescent, Ltd. (Cayman Islands)
4.85%	09/26/28	[1,3]	868,000	861,490
Gartner, Inc.
5.13%	04/01/25	[1]	500,000	504,705
GFL Environmental, Inc. (Canada)
5.38%	03/01/23	[1,3]	1,779,000	1,676,707
IHS Markit Ltd. (Bermuda)
4.00%	03/01/26	[1,3]	1,731,000	1,660,678
4.75%	08/01/28	[3]	2,000,000	2,009,160

				6,712,740

Transportation — 0.47%
America West Airlines Pass-Through Trust, Series 2001-1, Class G
7.10%	04/02/21		1,033,205	1,085,486
American Airlines Pass-Through Trust, Series 2011-1, Class A
5.25%	01/31/21		32,440	33,537
American Airlines Pass-Through Trust, Series 2013-2, Class A
4.95%	01/15/23		1,616,017	1,652,931

Issues	Maturity Date		Principal Amount	Value
CORPORATES (continued)
Transportation (continued)
American Airlines Pass-Through Trust, Series 2015-2, Class AA
3.60%	09/22/27		$2,500,241	$2,444,048
Avolon Holdings Funding Ltd. (Cayman Islands)
5.13%	10/01/23	[1,3]	2,163,000	2,191,725
Continental Airlines Pass-Through Trust, Series 1999-1, Class A
6.55%	02/02/19		913,015	923,889
Continental Airlines Pass-Through Trust, Series 1999-2, Class A
7.26%	03/15/20		753,711	774,890
Continental Airlines Pass-Through Trust, Series 2000-1, Class A1
8.05%	11/01/20		269,668	281,480
Continental Airlines Pass-Through Trust, Series 2000-2, Class A1
7.71%	04/02/21		273,518	288,036
Continental Airlines Pass-Through Trust, Series 2001-1, Class A1
6.70%	06/15/21		23,368	24,742
Continental Airlines Pass-Through Trust, Series 2007-1, Class A
5.98%	04/19/22		2,279,403	2,411,563
Continental Airlines Pass-Through Trust, Series 2012-1, Class B
6.25%	04/11/20		36,993	37,756
Delta Air Lines Pass-Through Trust, Series 2002-1, Class G1
6.72%	01/02/23		959,850	1,018,522
U.S. Airways Pass-Through Trust, Series 2001-1, Class G
7.08%	03/20/21		494,829	520,742
U.S. Airways Pass-Through Trust, Series 2010-1, Class A
6.25%	04/22/23		931,747	996,705
U.S. Airways Pass-Through Trust, Series 2012-1, Class A
5.90%	10/01/24		86,417	92,183

				14,778,235

Total Corporates (Cost $1,105,498,363)				1,088,063,174

FOREIGN GOVERNMENT OBLIGATIONS — 1.64%
Foreign Government Obligations — 1.64%
Argentine Republic Government International Bond (Argentina)
6.88%	04/22/21	[3]	1,014,000	978,510
Bahrain Government International Bond, Series REGS (Bahrain)
7.00%	10/12/28	[3]	501,000	501,000

See accompanying notes to Schedule of Portfolio Investments.

177 / Semi-Annual Report September 2018

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Foreign Government Obligations (continued)
Brazilian Government International Bond (Brazil)
6.00%	04/07/26	[3]	$3,100,000	$3,188,381
Chile Government International Bond (Chile)
2.25%	10/30/22	[3]	5,200,000	4,997,408
Colombia Government International Bond (Colombia)
4.50%	01/28/26	[3]	5,100,000	5,205,825
Corp. Financiera de Desarrollo SA, Series REGS (Peru)
4.75%	07/15/25	[3]	2,000,000	2,018,800
Croatia Government International Bond, Series REGS (Croatia)
6.63%	07/14/20	[3]	2,300,000	2,419,025
Dominican Republic International Bond, Series REGS (Dominican Republic)
6.60%	01/28/24	[3]	3,750,000	3,977,813
Egypt Government International Bond (Egypt)
5.58%	02/21/23	[1,3]	815,000	792,587
Hazine Mustesarligi Varlik Kiralama AS, Series REGS (Turkey)
4.49%	11/25/24	[3]	270,000	239,625
Kazakhstan Government International Bond, Series REGS (EMTN) (Kazakhstan)
5.13%	07/21/25	[3]	4,650,000	5,014,123
Oman Government International Bond (Oman)
5.63%	01/17/28	[1,3]	3,120,000	3,073,487
Paraguay Government International Bond, Series REGS (Paraguay)
4.63%	01/25/23	[3]	950,000	960,688
Perusahaan Penerbit SBSN, Indonesia III (Indonesia)
4.35%	09/10/24	[1,3]	4,000,000	4,006,400
Qatar Government International Bond (Qatar)
4.50%	04/23/28	[3]	900,000	929,250
Republic of Azerbaijan International Bond, Series REGS (Azerbaijan)
4.75%	03/18/24	[3]	1,200,000	1,220,250
Russian Foreign Bond - Eurobond, Series REGS (Russia)
4.88%	09/16/23	[3]	4,200,000	4,344,900
Saudi Government International Bond (Saudi Arabia)
4.00%	04/17/25	[1,3]	2,200,000	2,208,800
South Africa Government International Bond (South Africa)
4.67%	01/17/24	[3]	900,000	881,010

Issues	Maturity Date		Principal Amount	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Foreign Government Obligations (continued)
Turkey Government International Bond (Turkey)
5.13%	03/25/22	[3]	$2,700,000	$2,571,037
Uruguay Government International Bond (Uruguay)
4.38%	10/27/27	[3]	1,357,835	1,383,226

Total Foreign Government Obligations (Cost $52,067,332)				50,912,145

MORTGAGE-BACKED — 44.98%**
Non-Agency Commercial
Mortgage-Backed — 7.45%
Banc of America Commercial Mortgage Trust, Series 2007-5, Class AJ
6.23%	02/10/51	[6]	6,192,699	6,348,260
Banc of America Merrill Lynch Commercial Mortgage Trust, Series 2018-PARK, Class A
4.09%	08/10/38	[1,6]	4,705,000	4,806,345
Banc of America Merrill Lynch Trust, Series 2011-FSHN, Class A
4.42%	07/11/33	[1]	4,970,000	5,106,844
Bayview Commercial Asset Trust,
Series 2004-2, Class A (LIBOR USD 1-Month plus 0.43%)
2.65%	08/25/34	[1,2]	1,121,442	1,102,788
BBCMS Trust, Series 2013-TYSN, Class A2
3.76%	09/05/32	[1]	4,675,000	4,715,088
Bear Stearns Commercial Mortgage Securities, Series Trust 2004-PWR5, Class F
5.48%	07/11/42	[1,6]	369,584	370,981
Citigroup Commercial Mortgage Trust, Series 2012-GC8, Class XA (IO)
1.97%	09/10/45	[1,6]	43,434,005	2,337,388
CityLine Commercial Mortgage Trust, Series 2016-CLNE, Class A
2.87%	11/10/31	[1,6]	4,900,000	4,728,378
Commercial Mortgage Trust, Series 2006-C8, Class AJ
5.38%	12/10/46		302,564	304,781
Commercial Mortgage Trust, Series 2012-CR4, Class XA (IO)
1.94%	10/15/45	[6]	49,145,102	2,919,956
Commercial Mortgage Trust, Series 2012-CR5, Class XA (IO)
1.69%	12/10/45	[6]	76,834,886	4,079,026
Commercial Mortgage Trust, Series 2013-300P, Class A1
4.35%	08/10/30	[1]	2,840,000	2,946,012

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2018 / 178

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Commercial
Mortgage-Backed (continued)
Commercial Mortgage Trust, Series 2013-LC6, Class XA (IO)
1.51%	01/10/46	[6]	$37,484,431	$1,769,651
Commercial Mortgage Trust, Series 2014-277P, Class A
3.73%	08/10/49	[1,6]	6,275,000	6,280,051
GE Business Loan Trust, Series 2006-2A, Class A
0.51%	11/15/34	[1]	9,049,072	8,894,727
GE Business Loan Trust, Series 2007-1A, Class A (LIBOR USD 1-Month plus 0.17%)
2.33%	04/15/35	[1,2]	4,033,299	3,958,391
GRACE Mortgage Trust, Series 2014-GRCE, Class A
3.37%	06/10/28	[1]	1,875,000	1,876,770
GS Mortgage Securities Corp. II, Series 2013-KING, Class A
2.71%	12/10/27	[1]	2,521,662	2,514,539
GS Mortgage Securities Trust, Series 2010-C1, Class X (IO)
1.50%	08/10/43	[1,6]	41,790,570	802,521
GS Mortgage Securities Trust, Series 2012-ALOH, Class A
3.55%	04/10/34	[1]	6,500,000	6,525,936
GS Mortgage Securities Trust, Series 2012-GC6, Class XA (IO)
2.14%	01/10/45	[1,6]	52,666,069	2,681,609
JPMBB Commercial Mortgage Securities Trust, Series 2013-C14, Class A2
3.02%	08/15/46		3,407,339	3,407,773
JPMBB Commercial Mortgage Securities Trust, Series 2013-C14, Class XA (IO)
0.73%	08/15/46	[6]	91,206,154	1,957,580
JPMBB Commercial Mortgage Securities Trust, Series 2013-C15, Class XA (IO)
1.33%	11/15/45	[6]	22,723,966	872,184
JPMBB Commercial Mortgage Securities Trust, Series 2014-C19, Class A2
3.05%	04/15/47		15,292,963	15,297,774
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2009-IWST, Class XA (IO)
1.85%	12/05/27	[1,6]	49,809,152	1,044,070
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2010-C1, Class A2
4.61%	06/15/43	[1]	11,666,650	11,839,041
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2010-CNTR, Class A2
4.31%	08/05/32	[1]	5,681,664	5,796,295

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Commercial
Mortgage-Backed (continued)
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2011-C3, Class XA (IO)
1.15%	02/15/46	[1,6]	$19,570,823	$370,551
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2013-LC11, Class XA (IO)
1.41%	04/15/46	[6]	13,021,391	601,048
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2014-C20, Class A3A2
3.47%	07/15/47	[1]	13,490,000	13,572,354
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2018-BCON, Class A
3.73%	01/05/31	[1]	4,240,000	4,277,456
JPMorgan Chase Commercial Mortgage
Securities Trust, Series 2012-CIBX, Class A3
3.14%	06/15/45		447,080	446,981
Lehman Brothers Small Balance Commercial
Mortgage Trust, Series 2005-2A, Class 1A (LIBOR USD 1-Month plus
0.25%) 2.47%	09/25/30	[1,2]	177,479	177,318
Lehman Brothers Small Balance Commercial
Mortgage Trust, Series 2007-2A, Class 1A4 (LIBOR USD 1-Month plus 0.25%)
2.47%	06/25/37	[1,2]	2,800,087	2,771,661
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C6, Class A3
2.51%	11/15/45		431,856	428,796
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-C6, Class A4
2.86%	11/15/45		1,360,000	1,336,132
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C12, Class XA (IO)
0.81%	10/15/46	[6]	37,429,824	892,316
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C7, Class XA (IO)
1.50%	02/15/46	[6]	11,242,126	533,179
Morgan Stanley Capital I Trust, Series 2011-C3, Class A3
4.05%	07/15/49		5,227,052	5,261,038
Morgan Stanley Capital I Trust, Series 2014-CPT, Class A
3.35%	07/13/29	[1]	6,715,000	6,715,552
Morgan Stanley Capital I Trust, Series 2015-420, Class A
3.73%	10/12/50	[1]	7,000,000	6,941,533
RBS Commercial Funding, Inc., Trust, Series 2013-GSP, Class A
3.96%	01/13/32	[1,6]	3,460,000	3,498,335

See accompanying notes to Schedule of Portfolio Investments.

179 / Semi-Annual Report September 2018

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Commercial
Mortgage-Backed (continued)
SFAVE Commercial Mortgage Securities Trust, Series 2015-5AVE, Class XA (IO)
0.45%	01/05/43	[1,6]	$28,685,000	$1,686,385
TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class AJ
5.48%	08/15/39	[6]	447,082	448,298
VNDO Mortgage Trust, Series 2012-6AVE, Class A
3.00%	11/15/30	[1]	4,370,000	4,304,824
VNDO Mortgage Trust, Series 2013-PENN, Class A
3.81%	12/13/29	[1]	3,314,000	3,345,443
Wells Fargo Commercial Mortgage Trust 2014-LC16 (IO)
1.50%	08/15/50	[6]	62,453,137	2,783,849
Wells Fargo Commercial Mortgage Trust, Series 2010-C1, Class A2
4.39%	11/15/43	[1]	21,025,000	21,416,626
Wells Fargo Commercial Mortgage Trust, Series 2013-120B, Class A
2.80%	03/18/28	[1,6]	3,845,000	3,803,582
WFRBS Commercial Mortgage Trust, Series 2012-C10, Class ASB
2.45%	12/15/45		9,503,743	9,378,540
WF-RBS Commercial Mortgage Trust, Series 2011-C4, Class A3
4.39%	06/15/44	[1]	453,755	455,984
WF-RBS Commercial Mortgage Trust, Series 2011-C5, Class A3
3.53%	11/15/44		8,510,668	8,550,466
WF-RBS Commercial Mortgage Trust, Series 2011-C5, Class XA (IO)
1.90%	11/15/44	[1,6]	22,103,125	918,716
WF-RBS Commercial Mortgage Trust, Series 2012-C10, Class XA (IO)
1.72%	12/15/45	[1,6]	31,815,758	1,683,556
WF-RBS Commercial Mortgage Trust, Series 2012-C8, Class XA (IO)
2.00%	08/15/45	[1,6]	47,593,513	2,676,224
WF-RBS Commercial Mortgage Trust, Series 2012-C9, Class XA (IO)
2.05%	11/15/45	[1,6]	43,024,129	2,701,700
WF-RBS Commercial Mortgage Trust, Series 2013-C14, Class XA (IO)
0.87%	06/15/46	[6]	78,335,921	2,198,498
WF-RBS Commercial Mortgage Trust, Series 2014-C23, Class XA (IO)
0.78%	10/15/57	[6]	95,045,913	2,640,480

				232,102,180

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed — 25.21%
Aames Mortgage Investment Trust,
Series 2006-1, Class A4 (LIBOR USD 1-Month plus 0.56%)
2.78%	04/25/36	[2]	$2,082,000	$2,087,950
Accredited Mortgage Loan Trust,
Series 2006-1, Class A4 (LIBOR USD 1-Month plus 0.28%)
2.50%	04/25/36	[2]	5,239,597	5,113,008
ACE Securities Corp. Home Equity Loan
Trust, Series 2006-OP2, Class A2C (LIBOR USD 1-Month plus 0.15%)
2.37%	08/25/36	[2]	570,567	561,167
ACE Securities Corp. Home Equity Loan
Trust, Series 2007-ASP1, Class A2D (LIBOR USD 1-Month plus 0.38%)
2.60%	03/25/37	[2]	3,093,865	1,943,441
Adjustable Rate Mortgage Trust, Series 2005-4, Class 5A1
3.83%	08/25/35	[6]	3,180,735	2,916,954
Adjustable Rate Mortgage Trust,
Series 2005-5, Class 6A21 (LIBOR USD 1-Month plus 0.23%)
2.45%	09/25/35	[2]	121,379	121,513
Adjustable Rate Mortgage Trust, Series 2007-1, Class 1A1
4.09%	03/25/37	[6]	3,598,347	3,389,740
Asset-Backed Funding Certificates,
Series 2007-NC1, Class A2 (LIBOR USD 1-Month plus 0.30%)
2.52%	05/25/37	[1,2]	6,001,073	5,871,342
Asset-Backed Funding Certificates,
Series 2007-WMC1, Class A2B (LIBOR USD 1-Month plus 1.00%)
3.22%	06/25/37	[2]	4,886,695	4,225,890
Asset-Backed Securities Corp. Home Equity
Loan Trust, Series 2004-HE9, Class M1 (LIBOR USD 1-Month plus 0.98%)
3.19%	12/25/34	[2]	1,932,352	1,899,801
Asset-Backed Securities Corp. Home Equity
Loan Trust, Series 2006-HE1, Class A4 (LIBOR USD 1-Month plus 0.30%)
2.52%	01/25/36	[2]	5,000,000	4,799,471
Asset-Backed Securities Corp. Home Equity
Loan Trust, Series 2006-HE5, Class A5 (LIBOR USD 1-Month plus 0.24%)
2.46%	07/25/36	[2]	9,754,000	9,086,012
Banc of America Alternative Loan Trust, Series 2003-8, Class 1CB1
5.50%	10/25/33		1,195,874	1,231,326
Banc of America Alternative Loan Trust, Series 2005-2, Class 4A1
5.50%	03/25/20		37,036	36,239

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2018 / 180

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Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Banc of America Funding Trust, Series 2004-B, Class 5A1
4.35%	11/20/34	[6]	$460,817	$452,626
Banc of America Funding Trust, Series 2006-D, Class 3A1
3.91%	05/20/36	[6]	1,555,580	1,504,664
Banc of America Funding Trust,
Series 2006-G, Class 2A1 (LIBOR USD 1-Month plus 0.22%)
2.39%	07/20/36	[2]	1,681,866	1,678,628
Banc of America Funding Trust,
Series 2006-G, Class 2A4 (LIBOR USD 1-Month plus 0.29%)
2.46%	07/20/36	[2]	6,716,917	6,722,562
Banc of America Funding Trust, Series 2015-R3, Class 6A2
2.23%	05/27/36	[1,6]	17,125,272	15,820,092
Banc of America Funding Trust, Series 2016-R1, Class A1
2.50%	03/25/40	[1,6]	5,451,604	5,306,389
Banc of America Mortgage Securities, Inc., Series 2005-K, Class 2A1
3.70%	12/25/35	[6]	2,139,865	2,107,650
BCAP LLC Trust, Series 2007-AA1, Class 2A1 (LIBOR USD 1-Month plus 0.18%)
2.40%	03/25/37	[2]	5,344,234	5,264,951
BCAP LLC Trust, Series 2014-RR2, Class 6A1
(LIBOR USD 1-Month plus 0.24%)
2.30%	10/26/36	[1,2]	12,080,887	11,980,659
Bear Stearns ALT-A Trust, Series 2005-1, Class M1
(LIBOR USD 1-Month plus 0.75%)
2.97%	01/25/35	[2]	14,935,000	15,027,178
Bear Stearns ALT-A Trust, Series 2005-2, Class 2A4
3.89%	04/25/35	[6]	2,406,480	2,405,724
Bear Stearns ALT-A Trust, Series 2005-8, Class 11A1
(LIBOR USD 1-Month plus 0.54%)
2.76%	10/25/35	[2]	11,869,617	11,665,167
Bear Stearns ARM Trust, Series 2005-9, Class A1
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 2.30%)
4.73%	10/25/35	[2]	3,720,449	3,773,033
Bear Stearns Asset-Backed Securities I Trust, Series 2005-AC6, Class 1A3
5.50%	09/25/35	[6]	589,437	590,947

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Bear Stearns Asset-Backed Securities I Trust, Series 2006-AC2, Class 21A3
6.00%	03/25/36		$111,817	$124,665
Bear Stearns Mortgage Funding Trust,
Series 2007-AR4, Class 1A1
(LIBOR USD 1-Month plus 0.20%)
2.42%	09/25/47	[2]	11,731,976	11,505,921
Carrington Mortgage Loan Trust,
Series 2006-OPT1, Class M1 (LIBOR USD 1-Month plus 0.35%)
2.57%	02/25/362		3,620,000	3,604,426
Centex Home Equity Loan Trust,
Series 2006-A, Class AV4 (LIBOR USD 1-Month plus 0.25%)
2.47%	06/25/36	[2]	3,643,823	3,654,227
Chase Mortgage Finance Trust, Series 2007-A1, Class 8A1
4.14%	02/25/37	[6]	1,324,877	1,362,486
CIM Trust, Series 2016-4, Class A1 (LIBOR USD 1-Month plus 2.00%)
4.10%	10/25/57	[1,2]	8,664,483	8,991,103
CIM Trust, Series 2017-5, Class A1
2.30%	05/25/57	[1,6]	6,041,858	5,973,380
CIM Trust, Series 2017-8, Class A1
3.00%	12/25/65	[1,6]	15,779,163	15,532,943
CIM Trust, Series 2018-R4, Class A1
4.07%	12/26/57	[1,6]	14,373,318	14,363,303
CIM Trust, Series 2018-R5, Class A1
3.75%	07/25/58	[1,6]	14,985,038	14,878,966
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-9, Class 1A1 (LIBOR USD 1-Month plus 0.26%)
2.48%	11/25/35	[2]	82,525	67,107
Citigroup Mortgage Loan Trust, Inc.,
Series 2006-WFH2, Class A2A (LIBOR USD 1-Month plus 0.15%)
2.37%	08/25/36	[2]	9,916	9,938
Citigroup Mortgage Loan Trust, Inc.,
Series 2006-WFH2, Class M1 (LIBOR USD 1-Month plus 0.27%)
2.49%	08/25/36	[2]	8,972,899	9,206,749
Citigroup Mortgage Loan Trust, Inc.,
Series 2006-WFH3, Class M1 (LIBOR USD 1-Month plus 0.29%)
2.51%	10/25/36	[2]	10,569,259	10,708,757
Citigroup Mortgage Loan Trust, Inc.,
Series 2007-WFH1, Class A4 (LIBOR USD 1-Month plus 0.20%)
2.42%	01/25/37	[2]	2,895,403	2,904,543

See accompanying notes to Schedule of Portfolio Investments.

181 / Semi-Annual Report September 2018

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Citigroup Mortgage Loan Trust, Series 2006-AR3, Class 1A2A
4.05%	06/25/36	[6]	$371,203	$357,768
Citigroup Mortgage Loan Trust, Series 2006-HE2, Class A2D
(LIBOR USD 1-Month plus 0.24%)
2.46%	08/25/36	[2]	1,804,119	1,788,041
Citigroup Mortgage Loan Trust, Series 2006-NC1, Class A2C
(LIBOR USD 1-Month plus 0.14%)
2.36%	08/25/36	[2]	231,296	229,363
Citigroup Mortgage Loan Trust, Series 2007-WFHE2, Class A4
(LIBOR USD 1-Month plus 0.35%)
2.57%	03/25/37	[2]	4,887,161	4,893,053
Conseco Finance Corp., Series 1998-6, Class A8
6.66%	06/01/30	[6]	26,864	28,207
Countrywide Alternative Loan Trust, Series 2005-76, Class 1A1
(Federal Reserve US 12-Month Cumulative Average plus 1.48%)
3.32%	01/25/36	[2]	5,554,987	5,731,713
Countrywide Alternative Loan Trust, Series 2006-HY12, Class A5
3.85%	08/25/36	[6]	5,839,478	6,008,836
Countrywide Asset-Backed Certificates, Series 2004-15, Class MV4
(LIBOR USD 1-Month plus 1.28%)
3.49%	04/25/35	[2]	4,428,758	4,485,675
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-HYB7, Class 3A
4.47%	11/20/34	[6]	16,923	17,242
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-3, Class 1A2
(LIBOR USD 1-Month plus 0.58%)
2.80%	04/25/35	[2]	5,739,871	5,673,243
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2005-9, Class 1A1
(LIBOR USD 1-Month plus 0.60%)
2.82%	05/25/35	[2]	125,002	117,868
Credit Suisse First Boston Mortgage Securities Corp., Series 2003-AR26, Class 3A1
3.76%	11/25/33	[6]	1,011,473	1,010,363
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-11, Class 1A1
6.50%	12/25/35		826,743	692,963

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates, Series 2004-AR5, Class 9A1
3.19%	06/25/34	[6]	$110,692	$108,973
Credit Suisse Mortgage Capital, Mortgage-Backed Trust, Series 2006-8, Class 3A1
6.00%	10/25/21		97,340	89,510
Credit-Based Asset Servicing and Securitization LLC, Mortgage Loan Trust, Series 2007-CB2, Class A2B (STEP-reset date 11/25/18)
4.10%	02/25/37		6,700,585	5,329,062
Credit-Based Asset Servicing and Securitization LLC, Mortgage Loan Trust, Series 2007-CB2, Class A2C (STEP-reset date 11/25/18)
4.10%	02/25/37		1,603,729	1,275,325
Credit-Based Asset Servicing and Securitization LLC, Mortgage Loan Trust, Series 2007-CB3, Class A3 (STEP-reset date 11/25/18)
3.85%	03/25/37		3,651,518	2,182,298
Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB2, Class AF3 (STEP-reset date 08/25/18)
3.47%	12/25/36		947,779	826,565
Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB9, Class A2
(LIBOR USD 1-Month plus 0.11%)
2.33%	11/25/36	[2]	10,069,195	6,600,826
Credit-Based Asset Servicing and
Securitization LLC, Series 2007-CB1, Class AF2 (STEP-reset date 08/25/18)
3.63%	01/25/37		1,112,854	563,978
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB4, Class A1A
(LIBOR USD 1-Month plus 0.09%)
2.31%	04/25/37	[2]	3,751,684	3,532,540
Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB5, Class A1
(LIBOR USD 1-Month plus 0.06%)
2.28%	04/25/37	[2]	1,998,813	1,431,461
DSLA Mortgage Loan Trust, Series 2004-AR4, Class 2A1A
(LIBOR USD 1-Month plus 0.36%)
2.53%	01/19/45	[2]	1,095,921	1,047,463
DSLA Mortgage Loan Trust, Series 2005-AR6, Class 2A1A
(LIBOR USD 1-Month plus 0.29%)
2.46%	10/19/45	[2]	6,015,817	6,054,484

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2018 / 182

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
DSLA Mortgage Loan Trust, Series 2006-AR2, Class 2A1A
(LIBOR USD 1-Month plus 0.20%)
2.37%	10/19/36	[2]	$6,794,220	$6,169,112
DSLA Mortgage Loan Trust, Series 2007-AR1, Class 2A1A
(LIBOR USD 1-Month plus 0.14%)
2.31%	04/19/47	[2]	2,547,865	2,511,004
First Franklin Mortgage Loan Trust, Series 2006-FF13, Class A2C
(LIBOR USD 1-Month plus 0.16%)
2.38%	10/25/36	[2]	1,095,344	818,603
First Franklin Mortgage Loan Trust, Series 2006-FF18, Class A2D
(LIBOR USD 1-Month plus 0.21%)
2.43%	12/25/37	[2]	1,747,679	1,541,615
First Franklin Mortgage Loan Trust, Series 2007-FF2, Class A2B
(LIBOR USD 1-Month plus 0.10%)
2.32%	03/25/37	[2]	848,898	554,136
First Franklin Mortgage Loan Trust, Series 2006-FF4, Class A3 (LIBOR USD 1-Month plus 0.28%)
2.62%	03/25/36	[2]	15,096,000	14,887,920
First Horizon Alternative Mortgage Securities Trust, Series 2004-AA3, Class A1
4.17%	09/25/34	[6]	749,406	745,015
First Horizon Alternative Mortgage Securities Trust, Series 2004-AA3, Class A3
4.17%	09/25/34	[6]	1,152,352	1,145,601
First Horizon Alternative Mortgage Securities Trust, Series 2005-AA10, Class 1A1
3.87%	12/25/35	[6]	2,030,532	1,877,122
First Horizon Alternative Mortgage Securities Trust, Series 2005-AA12, Class 2A1
4.04%	02/25/36	[6]	3,030,992	2,668,434
First Horizon Alternative Mortgage Securities Trust, Series 2005-AA2, Class 2A1
4.06%	04/25/35	[6]	3,480,873	3,492,500
First Horizon Alternative Mortgage Securities Trust, Series 2005-AA3, Class 3A1
3.80%	05/25/35	[6]	3,548,745	3,621,121
First Horizon Alternative Mortgage Securities Trust, Series 2005-AA7, Class 2A1
4.11%	09/25/35	[6]	4,408,923	4,270,664
First Horizon Alternative Mortgage Securities Trust, Series 2005-AA8, Class 2A1
4.13%	10/25/35	[6]	4,975,150	4,271,155
First Horizon Alternative Mortgage Securities Trust, Series 2005-AA9, Class 2A1
3.77%	11/25/35	[6]	2,742,507	2,684,511

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
First Horizon Alternative Mortgage Securities Trust, Series 2006-AA1, Class 1A1
4.14%	03/25/36	[6]	$3,425,291	$3,059,614
First Horizon Alternative Mortgage Securities Trust, Series 2006-AA7, Class A1
3.90%	01/25/37	[6]	4,834,318	4,413,592
First Horizon Mortgage Pass-Through Trust, Series 2005-AR4, Class 1A1
4.43%	09/25/35	[6]	4,336,318	3,997,611
First Horizon Mortgage Pass-Through Trust, Series 2005-AR4, Class 2A1
4.04%	10/25/35	[6]	191,768	186,216
First Horizon Mortgage Pass-Through Trust, Series 2005-AR5, Class 2A1
3.69%	11/25/35	[6]	2,252,284	2,212,863
First Horizon Mortgage Pass-Through Trust, Series 2007-AR2, Class 1A2
4.33%	08/25/37	[6]	175,857	146,540
GMACM Mortgage Corp. Loan Trust, Series 2005-AR5, Class 2A1
4.64%	09/19/35	[6]	2,089,861	1,876,834
GMACM Mortgage Corp. Loan Trust, Series 2005-AR5, Class 3A1
4.29%	09/19/35	[6]	2,589,392	2,484,292
GMACM Mortgage Corp. Loan Trust, Series 2006-AR1, Class 1A1
3.80%	04/19/36	[6]	3,375,839	3,165,940
GreenPoint Mortgage Funding Trust, Series 2005-HY1, Class 2A
(LIBOR USD 1-Month plus 0.29%)
2.51%	07/25/35	[2]	2,086,189	2,071,605
GreenPoint Mortgage Funding Trust, Series 2006-AR8, Class 1A2A7
0.00%	4,8,†		1,060,000	—
GreenPoint Mortgage Funding Trust, Series 2007-AR1, Class 2A1A
(LIBOR USD 1-Month plus 0.20%)
2.42%	03/25/47	[2]	8,458,937	8,165,418
GSAMP Trust, Series 2005-HE5, Class M2
(LIBOR USD 1-Month plus 0.43%)
2.65%	11/25/35	[2]	8,184,918	8,219,296
GSR Mortgage Loan Trust, Series 2005-7F, Class 3A3 (IO) LIBOR USD 1-Month
3.28%	09/25/35	[2,4,5]	31,152	613
GSR Mortgage Loan Trust, Series 2005-AR4, Class 5A1
4.29%	07/25/35	[6]	1,405,120	1,318,693
GSR Mortgage Loan Trust, Series 2006-AR2, Class 2A1
3.60%	04/25/36	[6]	320,067	291,301

See accompanying notes to Schedule of Portfolio Investments.

183 / Semi-Annual Report September 2018

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
GSR Mortgage Loan Trust, Series 2007-AR2, Class 5A1A
3.96%	05/25/37	[6]	$1,465,218	$1,323,571
HarborView Mortgage Loan Trust, Series 2006-7, Class 1A
(LIBOR USD 1-Month plus 0.21%)
2.38%	09/19/46	[2]	16,979,536	15,852,999
HarborView Mortgage Loan Trust, Series 2007-6, Class 1A1A
(LIBOR USD 1-Month plus 0.20%)
2.37%	08/19/37	[2]	17,641,293	16,734,954
Home Equity Mortgage Loan Asset-Backed Trust, Series 2005-D, Class AII4
(LIBOR USD 1-Month plus 0.35%)
2.57%	03/25/36	[2]	8,957,362	8,879,519
Impac CMB Trust, Series 2005-2, Class 1A1
(LIBOR USD 1-Month plus 0.52%)
2.74%	04/25/35	[2]	5,705,452	5,686,810
IndyMac Index Mortgage Loan Trust, Series 2005-AR19, Class A1
3.78%	10/25/35	[6]	3,165,339	2,719,459
IndyMac Index Mortgage Loan Trust, Series 2006-AR27, Class 1A3
(LIBOR USD 1-Month plus 0.27%)
2.49%	10/25/36	[2]	8,420,768	5,719,289
IndyMac Index Mortgage Loan Trust, Series 2006-AR7, Class 3A1
3.83%	05/25/36	[6]	620,389	553,643
IndyMac Index Mortgage Loan Trust, Series 2006-AR9, Class 3A3
3.62%	06/25/36	[6]	5,332,191	5,087,613
IndyMac Manufactured Housing Contract Pass-Through Certificates, Series 1998-1, Class A4
6.49%	09/25/28		62,350	66,354
JPMorgan Mortgage Acquisition Trust, Series 2006-ACC1, Class M1
(LIBOR USD 1-Month plus 0.27%)
2.49%	05/25/36	[2]	8,497,000	8,597,478
JPMorgan Mortgage Acquisition Trust, Series 2006-CH1, Class M2
(LIBOR USD 1-Month plus 0.29%)
2.51%	07/25/36	[2]	12,135,000	11,917,569
JPMorgan Mortgage Acquisition Trust, Series 2007-CH1, Class MV1
(LIBOR USD 1-Month plus 0.23%)
2.45%	11/25/36	[2]	8,500,000	8,508,083
JPMorgan Mortgage Acquisition Trust, Series 2007-CH1, Class MV3
(LIBOR USD 1-Month plus 0.32%)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
2.54%	11/25/36	[2]	$14,417,000	$14,541,272
JPMorgan Mortgage Acquisition Trust, Series 2007-CH5, Class A4
(LIBOR USD 1-Month plus 0.16%)
2.38%	06/25/36	[2]	4,723,291	4,707,537
JPMorgan Mortgage Trust, Series 2005-A6, Class 7A1
4.38%	08/25/35	[6]	63,450	62,240
JPMorgan Mortgage Trust, Series 2006-A3, Class 2A1
3.78%	05/25/36	[6]	52,168	50,062
JPMorgan Mortgage Trust, Series 2006-S2, Class 2A2
5.88%	06/25/21		225,878	215,652
JPMorgan Mortgage Trust, Series 2007-S1, Class 1A2
5.50%	03/25/22		128,335	142,786
Legacy Mortgage Asset Trust, Series 2017-RPL1, Class A
(LIBOR USD 1-Month plus 1.75%)
3.99%	01/28/70	[1,2]	17,562,585	17,934,727
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class A3
4.35%	04/15/40		2,823	2,841
Lehman XS Trust, Series 2005-4, Class 1A3
(LIBOR USD 1-Month plus 0.80%)
3.02%	10/25/35	[2]	112,980	112,130
Lehman XS Trust, Series 2005-5N, Class 3A1A
(LIBOR USD 1-Month plus 0.30%)
2.52%	11/25/35	[2]	6,147,808	6,106,781
Lehman XS Trust, Series 2006-GP2, Class 1A5A
(LIBOR USD 1-Month plus 0.21%)
2.43%	06/25/46	[2]	9,083,747	8,955,874
Lehman XS Trust, Series 2007-18N, Class 1A1
(LIBOR USD 1-Month plus 0.85%)
3.07%	10/25/37	[2]	8,963,134	8,950,231
MASTR Adjustable Rate Mortgages Trust, Series 2003-7, Class 3A1
3.32%	11/25/33	[6]	396,738	421,352
MASTR Adjustable Rate Mortgages Trust, Series 2004-15, Class 8A1
5.29%	10/25/34	[6]	584,503	597,608
MASTR Adjustable Rate Mortgages Trust, Series 2004-3, Class 3A3
3.81%	04/25/34	[6]	86,041	86,445
MASTR Adjustable Rate Mortgages Trust, Series 2006-2, Class 4A1
4.22%	02/25/36	[6]	86,653	84,350

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2018 / 184

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Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
MASTR Adjustable Rate Mortgages Trust, Series 2007-2, Class A2[7]
0.00%	03/25/47	4,5,8,†	$20,725,600	$—
MASTR Asset-Backed Securities Trust, Series 2007-HE1, Class A4
(LIBOR USD 1-Month plus 0.28%)
2.50%	05/25/37	[2]	3,150,000	2,300,105
Merrill Lynch Alternative Note Asset Trust, Series 2007-A3, Class A2D
(LIBOR USD 1-Month plus 0.33%)
2.55%	04/25/37	[2,4,5]	883,581	92,362
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-4, Class 2A4
(LIBOR USD 1-Month plus 0.25%)
2.47%	07/25/37	[2]	1,333,614	894,083
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-FF1, Class A2D
(LIBOR USD 1-Month plus 0.22%)
2.44%	01/25/38	[2]	5,928,482	4,489,728
Merrill Lynch Mortgage Investors Trust, Series 2003-A6, Class 2A
4.28%	10/25/33	[6]	233,369	236,353
Merrill Lynch Mortgage-Backed Securities Trust, Series 2007-2, Class 1A1
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year plus 2.40%)
4.87%	08/25/36	[2]	2,139,384	2,096,319
Mid-State Capital Corp., Series 2004-1, Class B
8.90%	08/15/37		69,593	78,855
Morgan Stanley Capital I, Inc., Trust, Series 2006-NC2, Class A2D
(LIBOR USD 1-Month plus 0.29%)
2.51%	02/25/36	[2]	3,373,525	3,363,880
Morgan Stanley Home Equity Loan Trust, Series 2006-2, Class A4
(LIBOR USD 1-Month plus 0.28%)
2.50%	02/25/36	[2]	3,793,423	3,790,275
Morgan Stanley Mortgage Loan Trust, Series 2004-7AR, Class 2A4
3.94%	09/25/34	[6]	569,366	578,756
Morgan Stanley Mortgage Loan Trust, Series 2005-6AR, Class 1A1
(LIBOR USD 1-Month plus 0.28%)
2.50%	11/25/35	[2]	52,022	52,353
Morgan Stanley Mortgage Loan Trust, Series 2006-2, Class 1A
5.25%	02/25/21		194,484	192,137
Morgan Stanley Resecuritization Trust, Series 2013-R3, Class 12A
3.59%	01/26/47	[1,6]	26,968	27,057

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Morgan Stanley Resecuritization Trust, Series 2014-R9, Class 3A
(Federal Reserve US 12-Month Cumulative Average plus 0.84%)
2.59%	11/26/46	[1,2]	$3,378,046	$3,315,993
MortgageIT Trust, Series 2005-2, Class 2A
(LIBOR USD 1-Month plus 1.65%)
3.75%	05/25/35	[2]	1,937,013	1,935,486
MortgageIT Trust, Series 2005-4, Class A1
(LIBOR USD 1-Month plus 0.28%)
2.50%	10/25/35	[2]	3,726,467	3,674,449
MortgageIT Trust, Series 2005-5, Class A1
(LIBOR USD 1-Month plus 0.26%)
2.48%	12/25/35	[2]	649,192	644,928
New Century Home Equity Loan Trust, Series 2005-D, Class A2D
(LIBOR USD 1-Month plus 0.33%)
2.55%	02/25/36	[2]	3,463,573	3,438,509
New York Mortgage Trust, Series 2005-3, Class A1
(LIBOR USD 1-Month plus 0.48%)
2.70%	02/25/36	[2]	895,025	888,616
Nomura Asset Acceptance Corp., Series 2005-AR4, Class 4A1
4.65%	08/25/35	[6]	4,749,343	4,767,194
Nomura Resecuritization Trust, Series 2016-2R, Class 1A1
2.21%	09/26/36	[1,6]	5,605,963	5,502,020
Nomura Resecuritization Trust, Series 2011-2RA, Class 1A2
3.81%	12/26/46	[1,6]	6,846,020	6,792,476
Oakwood Mortgage Investors, Inc., Series 2000-A, Class A5
8.16%	09/15/29	[6]	11,029,014	6,453,962
Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates, Series 2005-3, Class M2
(LIBOR USD 1-Month plus 0.48%)
2.70%	07/25/35	[2]	11,301,000	10,583,494
Ownit Mortgage Loan Trust, Series 2006-2, Class A1
(LIBOR USD 1-Month plus 0.21%)
2.43%	01/25/37	[2]	12,683,185	12,112,170
Popular ABS Mortgage Pass-Through Trust, Series 2007-A, Class A3
(LIBOR USD 1-Month plus 0.31%)
2.53%	06/25/47	[2]	5,152,000	4,186,561
RAAC Trust, Series 2005-SP1, Class 4A1
7.00%	09/25/34		117,093	117,831

See accompanying notes to Schedule of Portfolio Investments.

185 / Semi-Annual Report September 2018

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Residential Accredit Loans Trust, Series 2005-QA13, Class 2A1
4.62%	12/25/35	[6]	$2,916,847	$2,666,726
Residential Accredit Loans Trust, Series 2005-QA4, Class A41
4.24%	04/25/35	[6]	154,552	146,810
Residential Accredit Loans Trust, Series 2005-QA7, Class A21
4.38%	07/25/35	[6]	1,424,518	1,351,062
Residential Accredit Loans Trust, Series 2005-QA8, Class CB21
4.63%	07/25/35	[6]	1,150,882	922,765
Residential Accredit Loans Trust, Series 2006-QS13, Class 2A1
5.75%	09/25/21		135,622	128,778
Residential Accredit Loans Trust, Series 2006-QS16, Class A6
6.00%	11/25/36		828,208	741,747
Residential Accredit Loans Trust, Series 2007-QS1, Class 2AV (IO)
0.18%	01/25/37	[4,5,6]	3,288,427	25,538
Residential Asset Securities Trust, Series 2004-KS9, Class AII4
(LIBOR USD 1-Month plus 0.60%)
2.82%	10/25/34	[2]	15,715	14,518
Residential Asset Securities Trust, Series 2005-KS9, Class M4
(LIBOR USD 1-Month plus 0.60%)
2.82%	10/25/35	[2]	5,465,000	5,462,761
Residential Asset Securitization Trust, Series 2006-A9CB, Class A9
6.00%	09/25/36		5,760,640	3,580,644
Residential Funding Mortgage Securities Trust, Series 2007-SA2, Class 1A
3.97%	04/25/37	[6]	325,348	219,652
Saxon Asset Securities Trust, Series 2005-4, Class M1
(LIBOR USD 1-Month plus 0.44%)
2.66%	11/25/37	[2]	8,400,000	8,426,807
Securitized Asset-Backed Receivables LLC Trust, Series 2006-CB1, Class AF4 (STEP-reset date 08/25/18)
3.47%	01/25/36		5,455,100	4,684,943
Securitized Asset-Backed Receivables LLC Trust, Series 2007-BR2, Class A2
(LIBOR USD 1-Month plus 0.23%)
2.45%	02/25/37	[2]	1,611,884	921,652
Securitized Asset-Backed Receivables LLC Trust, Series 2007-BR4, Class A2B
(LIBOR USD 1-Month plus 0.20%)
2.42%	05/25/37	[2]	2,774,557	1,856,673

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Securitized Asset-Backed Receivables LLC Trust, Series 2007-NC1, Class A2B
(LIBOR USD 1-Month plus 0.15%)
2.37%	12/25/36	[2]	$8,011,788	$4,849,818
Soundview Home Loan Trust, Series 2006-WF2, Class M1
(LIBOR USD 1-Month plus 0.22%)
2.44%	12/25/36	[2]	12,750,000	12,767,762
Soundview Home Loan Trust, Series 2007-WMC1, Class 3A3
(LIBOR USD 1-Month plus 0.26%)
2.48%	02/25/37	[2]	1,154,537	493,389
STRU TCW-1149 Coll
3.82%	11/01/30		15,550,000	15,682,097
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-12, Class 2A
4.24%	09/25/34	[6]	871,559	864,067
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-2, Class 4A2
4.14%	03/25/34	[6]	1,406,224	1,428,551
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-12, Class 3A1
4.22%	06/25/35	[6]	1,787,369	1,742,964
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-21, Class 2A
4.18%	11/25/35	[6]	1,641,572	1,560,396
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-7, Class 1A3
3.93%	04/25/35	[6]	4,273,304	4,248,164
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-11, Class 1A1
(LIBOR USD 1-Month plus 0.16%)
2.38%	12/25/36	[2]	176,696	166,587
Structured Asset Investment Loan Trust, Series 2004-6, Class A3
(LIBOR USD 1-Month plus 0.80%)
3.02%	07/25/34	[2]	17,210,208	17,101,805
Structured Asset Mortgage Investments II Trust, Series 2006-AR3, Class 22A1
3.70%	05/25/36	[6]	647,951	454,690
Structured Asset Mortgage Investments II Trust, Series 2006-AR5, Class 1A1
(LIBOR USD 1-Month plus 0.21%)
2.43%	05/25/36	[2]	521,733	482,363
Structured Asset Mortgage Investments, Inc., Series 2007-AR6, Class A1
(Federal Reserve US 12-Month Cumulative
Average plus 1.50%)
3.34%	08/25/47	[2]	12,527,152	11,972,673
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2005-2XS, Class 2A2
(LIBOR USD 1-Month plus 1.50%)

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2018 / 186

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
3.60%	02/25/35	[2]	$170,878	$168,762
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2005-4XS, Class 2A1A
(LIBOR USD 1-Month plus 1.75%)
3.85%	03/25/35	[2]	2,289,437	2,220,491
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2003-34A, Class 3A3
4.13%	11/25/33	[6]	89,310	89,977
Suntrust Adjustable Rate Mortgage Loan Trust, Series 2007-04, Class 3A1
4.28%	10/25/37	[6]	2,744,701	2,654,332
Suntrust Adjustable Rate Mortgage Loan Trust, Series 2007-S1, Class 2A1
4.21%	01/25/37	[6]	1,024,111	1,020,752
Suntrust Adjustable Rate Mortgage Loan Trust, Series 2007-S1, Class 5A1
4.18%	01/25/37	[6]	622,716	628,405
WaMu Asset-Backed Certificates, Series 2007-HE1, Class 2A2
(LIBOR USD 1-Month plus 0.11%)
2.33%	01/25/37	[2]	3,907,552	2,449,953
WaMu Mortgage Pass-Through Certificates, Series 2004-AR13, Class A1A
(LIBOR USD 1-Month plus 0.72%)
2.94%	11/25/34	[2]	258,529	260,681
WaMu Mortgage Pass-Through Certificates, Series 2004-AR14, Class A1
3.50%	01/25/35	[6]	964,530	991,491
WaMu Mortgage Pass-Through Certificates, Series 2004-AR6, Class A
(LIBOR USD 1-Month plus 0.42%)
2.64%	05/25/44	[2]	153,417	156,355
WaMu Mortgage Pass-Through Certificates, Series 2005-AR1, Class A1A
(LIBOR USD 1-Month plus 0.64%)
2.86%	01/25/45	[2]	273,012	282,048
WaMu Mortgage Pass-Through Certificates, Series 2005-AR11, Class A1A
(LIBOR USD 1-Month plus 0.32%)
2.54%	08/25/45	[2]	689,393	700,639
WaMu Mortgage Pass-Through Certificates, Series 2005-AR12, Class 1A6
4.02%	10/25/35	[6]	2,144,370	2,149,730
WaMu Mortgage Pass-Through Certificates, Series 2005-AR13, Class A1A1
(LIBOR USD 1-Month plus 0.29%)
2.51%	10/25/45	[2]	1,590,129	1,609,730
WaMu Mortgage Pass-Through Certificates, Series 2005-AR14, Class 2A1
3.71%	12/25/35	[6]	40,869	39,821

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
WaMu Mortgage Pass-Through Certificates, Series 2005-AR16, Class 1A3
3.44%	12/25/35	[6]	$2,392,107	$2,404,387
WaMu Mortgage Pass-Through Certificates, Series 2005-AR2, Class 2A21
(LIBOR USD 1-Month plus 0.33%)
2.55%	01/25/45	[2]	1,278,336	1,277,347
WaMu Mortgage Pass-Through Certificates, Series 2005-AR6, Class 2A1A
(LIBOR USD 1-Month plus 0.46%)
2.68%	04/25/45	[2]	1,373,729	1,385,574
WaMu Mortgage Pass-Through Certificates, Series 2005-AR9, Class A1A
(LIBOR USD 1-Month plus 0.64%)
2.86%	07/25/45	[2]	1,194,981	1,205,281
WaMu Mortgage Pass-Through Certificates, Series 2006-AR3, Class A1A
(Federal Reserve US 12-Month Cumulative Average plus 1.00%)
2.84%	02/25/46	[2]	7,593,627	7,608,752
WaMu Mortgage Pass-Through Certificates, Series 2006-AR4, Class 1A1A
(Federal Reserve US 12-Month Cumulative
Average plus 0.94%)
2.69%	05/25/46	[2]	3,163,551	3,191,022
WaMu Mortgage Pass-Through Certificates, Series 2006-AR7, Class 2A
(Federal Reserve US 12-Month Cumulative Average plus 0.98%)
2.82%	07/25/46	[2]	6,373,760	6,161,893
WaMu Mortgage Pass-Through Certificates, Series 2007-HY3, Class 1A1
3.14%	03/25/37	[6]	3,058,322	2,793,983
WaMu Mortgage Pass-Through Certificates, Series 2007-OA5, Class 1A
(Federal Reserve US 12-Month Cumulative Average plus 0.75%)
2.59%	06/25/47	[2]	2,383,732	2,288,730
Wells Fargo Alternative Loan Trust, Series 2007-PA5, Class 1A1
6.25%	11/25/37		3,774,480	3,695,574
Wells Fargo Home Equity Asset-Backed Securities, Series 2006-2, Class A4
(LIBOR USD 1-Month plus 0.25%)
2.47%	07/25/36	[2]	1,726,107	1,721,103
Wells Fargo Home Equity Asset-Backed Securities, Series 2007-1, Class A3
(LIBOR USD 1-Month plus 0.32%)
2.54%	03/25/37	[2]	4,690,000	3,854,479

See accompanying notes to Schedule of Portfolio Investments.

187 / Semi-Annual Report September 2018

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
Non-Agency Mortgage-Backed (continued)
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR4, Class 1A1
4.22%	04/25/36	[6]	$231,107	$221,229
Wells Fargo Mortgage-Backed Securities Trust, Series 2005-AR16, Class 7A1
4.56%	10/25/35	[6]	1,326,829	1,309,066
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR10, Class 5A2
4.23%	07/25/36	[6]	215,209	218,919
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR14, Class 2A1
4.60%	10/25/36	[6]	1,028,479	1,026,626
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR2, Class 2A1
3.96%	03/25/36	[6]	1,879,191	1,916,568
Wells Fargo Mortgage-Backed Securities Trust, Series 2006-AR8, Class 3A2
3.78%	04/25/36	[6]	1,980,359	1,979,907

				785,293,589

U.S. Agency Commercial
Mortgage-Backed — 6.95%
Fannie Mae-Aces, Series 2003-M2, Class D
4.68%	01/25/33	[6]	529,336	535,168
Fannie Mae-Aces, Series 2009-M2, Class X (IO)
1.58%	01/25/19	[6]	16,118,374	29,189
Fannie Mae-Aces, Series 2010-M5, Class X (IO)
1.03%	07/25/20	[6]	17,627,386	265,344
Fannie Mae-Aces, Series 2011-M5, Class X (IO)
1.12%	07/25/21	[6]	64,377,376	1,698,671
Fannie Mae-Aces, Series 2012-M17, Class X2 (IO)
0.44%	11/25/22	[6]	122,255,655	1,483,572
Fannie Mae-Aces, Series 2012-M2, Class X (IO)
0.78%	02/25/22	[6]	70,178,035	1,258,187
Fannie Mae-Aces, Series 2012-M4, Class X1 (IO)
0.68%	04/25/22	[6]	72,063,113	1,046,522
Fannie Mae-Aces, Series 2016-M11, Class X2 (IO)
2.73%	07/25/39	[6]	85,261,769	4,154,030
Fannie Mae-Aces, Series 2016-M13, Class FA (IO)
(LIBOR USD 1-Month plus 0.67%)
2.74%	11/25/23	[2]	7,152,619	7,208,857

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Commercial Mortgage-Backed (continued)
Fannie Mae-Aces, Series 2016-M2, Class X3 (IO)
1.99%	04/25/36	[6]	$26,360,776	$1,240,854
Fannie Mae-Aces, Series 2016-M4, Class X2 (IO)
2.69%	01/25/39	[6]	34,376,334	2,865,439
Freddie Mac Multifamily Structured Pass Through Certificates, Series K157, Class A3
3.99%	08/25/33	[6]	9,550,000	9,698,116
Freddie Mac Multifamily Structured Pass Through Certificates, Series KC02, Class A1
3.25%	02/25/25		15,606,000	15,567,584
Freddie Mac Multifamily Structured Pass Through Certificates, Series Q007, Class APT1
3.00%	10/25/47	[6]	12,900,000	12,879,625
Freddie Mac Multifamily Structured Pass Through Certificates, Series Q007, Class APT2
3.33%	10/25/47	[6]	14,850,000	14,864,456
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K004, Class A2
4.19%	08/25/19		3,055,000	3,081,351
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K004, Class AX1 (IO)
1.43%	08/25/19	[6]	81,726,607	749,784
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K007, Class X1 (IO)
1.20%	04/25/20	[6]	49,650,275	619,079
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K008, Class X3 (IO)
5.44%	08/25/20	[6]	11,970,000	1,027,862
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K009, Class X2 (IO)
5.37%	09/25/40	[6]	10,498,652	963,545
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K015, Class X3 (IO)
2.90%	08/25/39	[6]	32,027,257	2,409,764
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K021, Class X3 (IO)
2.04%	07/25/40	[6]	19,350,000	1,346,176
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K022, Class X3 (IO)
1.87%	08/25/40	[6]	37,280,187	2,418,179

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2018 / 188

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Commercial Mortgage-Backed (continued)
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K712, Class X3 (IO)
1.49%	05/25/40	[6]	$79,541,384	$1,329,705
Freddie Mac Multifamily Structured Pass-Through Certificates, Series K719, Class X1 (IO)
0.57%	06/25/22	[6]	92,254,475	952,527
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KF09, Class A
(LIBOR USD 1-Month plus 0.38%)
2.49%	05/25/22	[2]	8,690,417	8,702,414
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KF10, Class A
(LIBOR USD 1-Month plus 0.38%)
2.49%	07/25/22	[2]	8,385,558	8,409,376
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KGRP, Class A
(LIBOR USD 1-Month plus 0.38%)
2.49%	04/25/20	[2]	11,515,155	11,532,991
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KJ04, Class A1
1.38%	10/25/20		2,381,810	2,371,678
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KJ05, Class A1
1.42%	05/25/21		10,966,735	10,800,805
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KJ18, Class A1
2.46%	03/25/22		7,816,847	7,647,729
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KJ20, Class A1
3.21%	10/25/24		4,527,539	4,519,826
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KP01, Class X (IO)
3.94%	01/25/19	[6]	579,037	176
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KS07, Class X (IO)
0.78%	09/25/25	[6]	104,500,000	4,368,131
Freddie Mac Multifamily Structured Pass-Through Certificates, Series Q004, Class A2H
2.78%	01/25/21	[6]	18,914,006	18,904,588

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Commercial Mortgage-Backed (continued)
Freddie Mac Multifamily Structured Pass-Through Certificates, Series Q006, Class APT2
2.49%	09/25/26	[6]	$15,395,366	$15,563,843
Freddie Mac Multifamily Structured Pass-Through Certificates, Series X3FX, Class A1FX
3.00%	03/25/25		3,999,205	3,925,119
Freddie Mac Multifamily Structured Pass-Through Certificates, Series X3FX, Class XFX (IO)
0.22%	06/25/27	[6]	276,397,618	2,510,312
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KC01, Class X1 (IO)
0.84%	12/25/22	[6]	97,669,327	1,745,654
Freddie Mac Multifamily Structured Pass-Through Certificates, Series KS01, Class X1 (IO)
1.45%	01/25/23	[6]	30,574,198	1,164,868
Ginnie Mae, Series 2006-3, Class C
5.24%	04/16/39	[6]	369,712	369,893
Ginnie Mae, Series 2011-152, Class IO
0.36%	08/16/51	[6]	15,698,789	200,709
Ginnie Mae, Series 2011-86, Class B
3.00%	02/16/41		2,053,688	2,050,683
Ginnie Mae, Series 2012-112, Class IO
0.28%	02/16/53	[6]	64,718,751	1,305,507
Ginnie Mae, Series 2012-78, Class IO
0.49%	06/16/52	[6]	92,940,922	2,012,775
Ginnie Mae, Series 2014-103, Class IO (IO)
0.62%	05/16/55	[6]	42,894,029	1,494,192
Ginnie Mae, Series 2014-125, Class IO (IO)
0.97%	11/16/54	[6]	41,566,659	2,666,393
Ginnie Mae, Series 2016-22, Class IX
1.29%	06/16/38	[6]	5,508,090	1,170,724
Ginnie Mae, Series 2017-105, Class IO
0.74%	05/16/59	[6]	24,717,487	1,850,257
Ginnie Mae, Series 2017-142, Class IO
0.82%	11/16/59	[6]	56,158,316	4,256,435
Ginnie Mae, Series 2017-148, Class IO
0.66%	07/16/59	[6]	37,167,347	2,258,106
Ginnie Mae, Series 2017-44, Class IO
0.70%	04/17/51	[6]	26,452,903	1,623,401
Ginnie Mae, Series 2018-56, Class IO
0.63%	11/16/59	[6]	55,411,812	3,198,226

				216,318,397

U.S. Agency Mortgage-Backed — 5.37%
Fannie Mae Pool 464814
4.43%	04/01/20		2,795,255	2,849,215

See accompanying notes to Schedule of Portfolio Investments.

189 / Semi-Annual Report September 2018

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae Pool 469853
3.32%	12/01/21		$17,518,864	$17,666,385
Fannie Mae Pool 471474
2.61%	05/01/19		3,190,000	3,180,958
Fannie Mae Pool AD0852
4.28%	01/01/20		8,847,628	8,950,994
Fannie Mae Pool AE0134
4.40%	02/01/20		98,167	99,589
Fannie Mae Pool AL5584
4.42%	12/01/20		2,497,972	2,554,511
Fannie Mae Pool AN0026
3.48%	11/01/35		3,659,779	3,522,171
Fannie Mae Pool AN0564
3.20%	03/01/31		7,500,000	7,183,264
Fannie Mae Pool AN0971
3.11%	02/01/28		7,535,000	7,302,092
Fannie Mae Pool AN0976
3.26%	02/01/28		2,970,000	2,912,619
Fannie Mae Pool AN1151
3.20%	03/01/31		3,659,967	3,483,210
Fannie Mae Pool AN2799
2.21%	09/01/26		12,655,000	11,477,142
Fannie Mae Pool AN3516
(LIBOR USD 1-Month plus 0.65%)
2.76%	11/01/26	[2]	17,245,000	17,300,435
Fannie Mae Pool AN3597
(LIBOR USD 1-Month plus 0.64%)
2.75%	11/01/26	[2]	15,000,000	14,984,558
Fannie Mae Pool AN6168
3.13%	07/01/32		5,800,000	5,393,913
Fannie Mae Pool AN9163
3.49%	05/01/30		11,124,000	10,925,858
Fannie Mae Pool AN9572
3.77%	07/01/30		6,384,000	6,439,993
Fannie Mae Pool AN9612
3.72%	07/01/33		4,059,000	4,009,938
Fannie Mae REMICS, Series 2006-11, Class PS
LIBOR USD 1-Month
16.44%	03/25/36	[2]	24,521	34,265
Fannie Mae REMICS, Series 2006-8, Class HJ (IO)
4.38%	03/25/36	[2]	1,334,285	191,133
Fannie Mae REMICS, Series 2007-52, Class LS (IO)
3.83%	06/25/37	[2]	53,551	4,969
Fannie Mae REMICS, Series 2007-77, Class SK (IO)
3.65%	08/25/37	[2]	97,134	11,075

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Fannie Mae REMICS, Series 2007-88, Class JI (IO)
4.23%	04/25/37	[2]	$1,328,374	$212,070
Fannie Mae REMICS, Series 2008-18, Class SM (IO)
4.78%	03/25/38	[2]	66,332	7,065
Fannie Mae REMICS, Series 2008-62, Class SN (IO)
3.98%	07/25/38	[2]	259,620	34,809
Fannie Mae REMICS, Series 2010-116, Class SE (IO)
4.38%	10/25/40	[2]	77,566	10,441
Fannie Mae REMICS, Series 2014-49, Class CF (IO)
(LIBOR USD 1-Month plus 1.00%)
3.26%	07/25/43	[2]	14,521,503	14,878,503
Federal Home Loan Bank
4.05%[9]	09/21/33		15,655,000	15,632,222
Freddie Mac REMICS, Series 2711, Class FA
(LIBOR USD 1-Month plus 1.00%)
3.16%	11/15/33	[2]	89,147	91,371
Freddie Mac REMICS, Series 2733, Class FB
(LIBOR USD 1-Month plus 0.60%)
2.76%	10/15/33	[2]	371,765	376,493
Freddie Mac REMICS, Series 3339, Class JS
LIBOR USD 1-Month
28.81%	07/15/37	[2]	18,170	31,146
Freddie Mac REMICS, Series 3404, Class AS (IO)
3.74%	01/15/38	[2]	80,157	10,045
Freddie Mac REMICS, Series 3439, Class SC (IO)
3.74%	04/15/38	[2]	58,965	7,169
Freddie Mac REMICS, Series 3828, Class TF
(LIBOR USD 1-Month plus 0.40%)
2.56%	04/15/29	[2]	28,604	28,630
Freddie Mac REMICS, Series 3885, Class PO (PO)
0.00%	11/15/33	[10]	27,810	24,133
Freddie Mac REMICS, Series 4030, Class HS (IO)
LIBOR USD 1-Month
4.45%	04/15/42	[2]	185,121	29,125
Freddie Mac REMICS, Series 4638, Class UF
(LIBOR USD 1-Month plus 1.00%)
3.26%	09/15/44	[2]	4,734,503	4,765,602

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2018 / 190

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

Issues	Maturity Date		Principal Amount	Value
MORTGAGE-BACKED (continued)
U.S. Agency Mortgage-Backed (continued)
Ginnie Mae, Series 2011-146, Class EI (IO)
5.00%	11/16/41		$144,964	$30,256
Ginnie Mae, Series 2011-69, Class GI (IO)
5.00%	05/16/40		209,384	16,214
Ginnie Mae, Series 2011-70, Class IL (IO)
(LIBOR USD 1-Month plus 7.10%)
0.60%	06/16/37	[2]	875,655	16,844
Ginnie Mae, Series 2011-81, Class IC (IO)
0.62%	07/20/35	[2]	1,166,439	23,507
Ginnie Mae, Series 2012-7, Class PI (IO)
3.50%	01/20/38		48,159	1,465
Ginnie Mae, Series 2013-135, Class CS (IO)
4.04%	09/16/43	[2]	3,537,737	455,606

				167,161,003

Total Mortgage-Backed (Cost $1,414,246,138)				1,400,875,169

MUNICIPAL BONDS — 0.63%*
California — 0.30%
Los Angeles Department of Water & Power, Build America Bonds, Series SY
6.01%	07/01/39		1,950,000	2,359,129
State of California, Build America Bonds
7.95%	03/01/36		6,650,000	7,090,163

				9,449,292

New York — 0.33%
City of New York, Build America Bonds, Series F1
6.65%	12/01/31		3,000,000	3,195,150
City of New York, General Purpose, Public Improvements, Series B-3
3.05%	10/01/29		2,000,000	1,852,380
New York City Municipal Water Finance Authority, Build America Bonds, Series SE
6.49%	06/15/42		1,650,000	1,734,925
New York State Dormitory Authority, Build America Bonds
5.29%	03/15/33		3,100,000	3,503,589

				10,286,044

Total Municipal Bonds (Cost $20,119,582)				19,735,336

Total Bonds – 97.33% (Cost $3,054,367,488)				3,031,295,395

Issues			Shares	Value
COMMON STOCK — 0.03%
Electric — 0.03%
Homer City Holdings LLC[1,4,5,7]			112,222	953,887

Total Common Stock (Cost $5,519,754)				953,887

Issues	Maturity Date		Principal Amount/ Shares	Value
SHORT-TERM INVESTMENTS — 2.81%
Money Market Funds — 0.98%
Fidelity Investments Money Market Funds - Government Portfolio
1.99%[11,12]			1	1
Morgan Stanley Institutional Liquidity Funds-Government Portfolio
2.04%[11]			30,549,000	30,549,000

				30,549,001

U.S. Agency Discount Notes — 1.76%
Federal Home Loan Bank
1.85%[9]	10/29/18		$55,000,000	54,910,185

U.S. Treasury Bills — 0.07%
U.S. Treasury Bills
2.05%[9]	12/13/18	[13]	2,066,000	2,057,113

Total Short-Term Investments (Cost $87,519,996)				87,516,299

Total Investments – 100.17% (Cost $3,147,407,238)				3,119,765,581

Liabilities in Excess of Other Assets – (0.17)%				(5,150,716)

Net Assets – 100.00%				$3,114,614,865

[1]

Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[2]	Floating rate security. The rate disclosed was in effect at September 30, 2018.

[3]	U.S. dollar-denominated security issued by foreign-domiciled entity.

[4]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

[5]	Illiquid security as determined under procedures approved by the Board of Trustees. The aggregate value of illiquid securities is $6,649,711, which is 0.21% of total net assets.

[6]

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions.

[7]	Non-income producing security.

[8]	Security is currently in default with regard to scheduled interest or principal payments.

[9]	Represents annualized yield at date of purchase.

[10]	Zero coupon bond. The rate shown is the effective yield as of September 30, 2018.

[11]	Represents the current yield as of September 30, 2018.

See accompanying notes to Schedule of Portfolio Investments.

191 / Semi-Annual Report September 2018

Unconstrained Bond Fund

Schedule of Portfolio Investments

September 30, 2018 (Unaudited)

[12]	Securities, or a portion thereof, pledged as collateral for swaps. The total market value of collateral pledged is $1.

[13]	Securities, or a portion thereof, pledged as collateral for futures. The total market value of collateral pledged is $2,057,054.

†

Fair valued security. The aggregate value of fair valued securities is $2,092,996, which is 0.10% of total net assets. These securities were not valued utilizing an independent quote but were valued pursuant to guidelines established by the Board of Trustees. This figure represents securities that are priced using a benchmark pricing system and securities that have been deemed permanently stale, see Notes to Financial Statements.

*	Securities with a call or reset feature will have an effective maturity date sooner than the stated maturity.
**	Securities backed by mortgage or consumer loans where payment is periodically made will have an effective maturity date sooner than the stated maturity date.

Note: For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for more meaningful presentation for investors.

(BKNT): Banker’s Note, Inc.

(CLO): Collateralized Loan Obligation

(EMTN): Euro medium-term note

(GMTN): Global medium-term note

(IO): Interest only

(JPY): Japanese Yen

(LIBOR): London InterBank Offer Rate

(MTN): Medium-term note

(PO): Principal only

(STEP): Step coupon bond

(USD): U.S. dollar

Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
FUTURES CONTRACTS: LONG POSITIONS
U.S. Treasury Five Year Note	2,034	12/31/18	$228,777,328	$(1,610,506)	$(1,610,506)
FUTURES CONTRACTS: SHORT POSITIONS
U.S. Treasury Ten Year Ultra Bond	698	12/19/18	(87,948,000)	798,161	798,161
U.S. Treasury Ultra Bond	354	12/19/18	(54,615,563)	2,003,050	2,003,050

			(142,563,563)	2,801,211	2,801,211

TOTAL FUTURES CONTRACTS			$86,213,765	$1,190,705	$1,190,705

See accompanying notes to Schedule of Portfolio Investments.

Semi-Annual Report September 2018 / 192

Metropolitan West Funds

Statements of Assets and Liabilities

September 30, 2018 (Unaudited)

ASSETS:	ALPHATRAK 500 FUND	CORPORATE BOND FUND

Investments, at value - Unaffiliated (Cost $18,476,286, $2,027,544, $286,981,395, $528,439,556, and $725,117,452, respectively) (Note 2)	$18,429,383	$2,033,381
Cash and cash equivalents (Note 2)	83,838	20,459
Premiums paid for swap contracts	—	—
Unrealized appreciation on foreign currency exchange contracts	—	—
Dividends and interest receivable	91,689	26,381
Due from Adviser (Note 6)	1,252	19,279
Net unrealized appreciation on unfunded commitments (Note 8)	—	—
Receivable for securities sold	—	—
Receivable for capital stock sold	13,107	—
Receivable for daily variation margin on futures contracts (Note 3)	—	156
Other assets	8,971	—

Total assets	18,628,240	2,099,656

Liabilities:
Unrealized depreciation on foreign currency transactions	—	—
Unrealized depreciation on swap contracts	—	—
Payable for securities purchased	36,990	21,281
Payable for terminated swaps (Note 3)	—	—
Payable for capital stock redeemed	76,737	—
Payable for daily variation margin on futures contracts (Note 3)	5,490	—
Line of credit commitment fee payable	—	2
Distributions payable	399	—
Administrative fees payable	15,278	15,024
Advisory fees payable (Note 6)	107	667
Audit fees payable	21,318	5,310
Transfer agent fees payable	2,165	3,186
Legal fees payable	14	8,332
Custodian fees payable	4,300	4,500
Accrued trustees fees and expenses	68	7
Accrued distribution (12b-1) and service fees payable	—	155
Accrued other expenses	4,080	5,888

Total liabilities	166,946	64,352

Net assets	$18,461,294	$2,035,304

Class M Shares:
Net assets (Applicable to 1,684,665, 75,389, 2,055,734, 19,119,187, and 4,208,250, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	$18,461,294	$757,856

Net asset value, offering and redemption price per Class M share	$10.96	$10.05

Class I Shares:
Net assets (Applicable to 0, 127,077, 25,577,228, 32,333,203, and 63,077,273, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	N/A	$1,277,448

Net asset value, offering and redemption price per Class I share	N/A	$10.05

Net Assets Consist of:
Capital paid-in (Note 8)	$29,468,711	$2,024,860
Undistributed (distributions in excess of) net investment income	28,840	(52)
Accumulated undistributed net realized gain/(loss) on investments, futures contracts, foreign currency exchange contracts, foreign currency transactions, options written and swap contracts	(11,222,455)	7,097
Net unrealized appreciation/(depreciation) on investments	(46,903)	5,837
Net unrealized appreciation/(depreciation) on futures contracts, foreign currency exchange contracts, foreign currency transactions, options written and swap contracts	233,101	(2,438)

Net assets	$18,461,294	$2,035,304

[1]	Consolidated Statement of Assets and Liabilities.

See accompanying notes to financial statements.

193 / Semi-Annual Report September 2018

Metropolitan West Funds

Statements of Assets and Liabilities

September 30, 2018 (Unaudited)

FLOATING RATE INCOME FUND	HIGH YIELD BOND FUND[1]	INTERMEDIATE BOND FUND
$287,778,911	$500,094,572	$720,311,479
1,954,248	703,653	330,879
–	66,445	—
174,271	—	141,442
548,603	5,197,296	3,933,584
2,223	22,176	—
2,971	—	—
2,213,750	10,824,985	4,199,568
153,436	79,129	639,161
–	41,889	58,352
25,721	23,493	31,706

292,854,134	517,053,638	729,646,171

–	—	2,936
–	146,633	—
14,812,531	24,862,793	49,707,033
–	—	—
102,844	1,216,194	382,627
–	1,123	47,145
390	941	1,441
14,833	75,024	28,625
29,432	26,403	40,586
124,232	203,406	210,665
–	22,836	25,822
27,456	131,318	247,383
158	—	794
7,108	9,242	15,889
963	2,172	2,918
4,205	37,796	7,990
5,044	46,161	26,107

15,129,196	26,782,042	50,747,961

$277,724,938	$490,271,596	$678,898,210

$20,667,643	$182,217,433	$42,471,972

$10.05	$9.53	$10.09

$257,057,295	$308,054,163	$636,426,238

$10.05	$9.53	$10.09

$278,374,362	$598,417,539	$715,484,958
126,075	2,187,406	133,029
(1,750,257)	(81,425,458)	(31,277,067)
800,487	(28,344,984)	(4,805,973)
174,271	(562,907)	(636,737)

$277,724,938	$490,271,596	$678,898,210

See accompanying notes to financial statements.

Semi-Annual Report September 2018 / 194

Metropolitan West Funds

Statements of Assets and Liabilities

September 30, 2018 (Unaudited)

ASSETS:	INVESTMENT GRADE CREDIT FUND	LOW DURATION BOND FUND
Investments, at value - Unaffiliated (Cost $5,722,836, $2,412,545,684, $93,448,414, $79,452,647,087, $114,460,824, and $3,147,407,238, respectively) (Note 2)	$5,755,390	$2,406,482,236
Cash and cash equivalents (Note 2)	20,245	181,380
Cash on deposit with brokers for collateral on swaps (Note 2)	—	—
Unrealized appreciation on foreign currency exchange contracts	—	1,933,865
Dividends and interest receivable	50,761	11,769,695
Due from Adviser (Note 6)	18,964	1,388
Receivable for securities sold	50,942	2,263,021
Receivable for capital stock sold	—	9,322,708
Receivable for daily variation margin on futures contracts (Note 3)	676	343,784
Other receivables	—	—
Other assets	—	27,490

Total assets	5,896,978	2,432,325,567

Liabilities:
Unrealized depreciation on foreign currency exchange contracts	—	—
Unrealized depreciation on foreign currency transactions	—	2,779
Options written, at value (Premiums received $0, $540,000, $0, $1,633,400, $0, and $0, respectively) (Note 3)	—	11,109
Payable for securities purchased	269,386	54,979,490
Payable for capital stock redeemed	—	5,852,128
Payable for daily variation margin on futures contracts (Note 3)	—	162,133
Line of credit commitment fee payable	2	4,014
Distributions payable	—	133,496
Administrative fees payable	15,024	56,968
Advisory fees payable (Note 6)	1,266	586,360
Audit fees payable	5,310	26,547
Transfer agent fees payable	3,185	656,655
Legal fees payable	8,332	2,032
Custodian fees payable	4,500	28,680
Accrued trustees fees and expenses	8	9,616
Accrued distribution (12b-1) and service fees payable	155	119,037
Accrued other expenses	5,889	66,080

Total liabilities	313,057	62,697,124

Net assets	$5,583,921	$2,369,628,443

Class M Shares:
Net assets (Applicable to 74,627, 88,425,177, 2,568,713, 993,993,270, 9,169,587, and 44,092,190, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	$759,284	$758,142,071

Net asset value, offering and redemption price per Class M share	$10.17	$8.57

Class I Shares:
Net assets (Applicable to 474,194, 187,852,242, 8,986,385, 4,006,084,313, 17,069,657, and 221,027,176, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	$4,824,637	$1,611,118,753

Net asset value, offering and redemption price per Class I share	$10.17	$8.58

Administrative Class:
Net assets (Applicable to 0, 33,181, 0, 89,728,385, 0, and 0, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	N/A	$367,619

Net asset value, offering and redemption price per Administrative Class share	N/A	$11.08

Plan Class:
Net assets (Applicable to 0, 0, 0, 2,046,315,048, 0, and 0, shares of beneficial interest issued and outstanding, respectively, unlimited number of shares authorized with a $0.01 par value)	N/A	N/A

Net asset value, offering and redemption price per Plan Class share	N/A	N/A

Net Assets Consist of:
Capital paid-in (Note 8)	$5,552,469	$2,510,077,007
Undistributed (distributions in excess of) net investment income	1,281	(2,259,698)
Accumulated undistributed net realized gain/(loss) on investments, futures contracts, foreign currency exchange contracts, foreign currency transactions, options written and swap contracts	4,823	(129,878,470)
Net unrealized appreciation/(depreciation) on investments	32,554	(6,063,448)
Net unrealized appreciation/(depreciation) on futures contracts, foreign currency exchange contracts, foreign currency transactions, options written and swap contracts	(7,206)	(2,246,948)

Net assets	$5,583,921	$2,369,628,443

See accompanying notes to financial statements.

195 / Semi-Annual Report September 2018

Metropolitan West Funds

Statements of Assets and Liabilities

September 30, 2018 (Unaudited)

STRATEGIC INCOME FUND	TOTAL RETURN BOND FUND	ULTRA SHORT BOND FUND	UNCONSTRAINED BOND FUND

$91,333,539	$78,571,398,373	$114,349,884	$3,119,765,581
356,599	6,219,443	26,551	213,842
—	3,434,000	—	—
—	9,384,932	—	—
656,377	396,546,502	437,553	19,253,233
—	—	19,386	—
9,108	949,722,889	—	16,137,820
10,869	121,068,598	41,101	4,659,704
—	6,837,796	1,781	225,138
—	—	—	—
17,380	62,705	24,728	13,780

92,383,872	80,064,675,238	114,900,984	3,160,269,098

—	6,554	—	—
—	286,474	—	—

—	1,250,000	—	—
779,036	6,793,756,314	3,160,042	27,528,139
209,676	857,382,630	145,054	13,382,191
4,538	5,022,441	—	562
155	113,855	182	5,232
1,232	12,506,141	2,692	1,691,669
25,071	796,450	22,296	90,065
66,272	21,118,716	22,960	1,714,514
23,230	96,317	21,859	—
24,645	12,458,075	27,646	991,827
76	53,192	93	2,366
5,676	678,720	6,314	51,017
366	288,970	429	12,064
4,241	2,096,159	5,238	107,020
8,585	1,849,415	7,593	77,567

1,152,799	7,709,760,423	3,422,398	45,654,233

$91,231,073	$72,354,914,815	$111,478,586	$3,114,614,865

$20,288,513	$10,253,524,730	$38,915,268	$518,365,658

$7.90	$10.32	$4.24	$11.76

$70,942,560	$41,314,078,857	$72,563,318	$2,596,249,207

$7.89	$10.31	$4.25	$11.75

N/A	$926,080,947	N/A	N/A

N/A	$10.32	N/A	N/A

N/A	$19,861,230,281	N/A	N/A

N/A	$9.71	N/A	N/A

$134,166,930	$75,390,990,068	$127,295,323	$3,146,677,789
541,167	(11,050,800)	(102,950)	(2,292,413)

(41,402,477)	(2,080,360,676)	(15,576,446)	(3,319,559)
(2,114,875)	(881,248,714)	(110,940)	(27,641,657)

40,328	(63,415,063)	(26,401)	1,190,705

$91,231,073	$72,354,914,815	$111,478,586	$3,114,614,865

See accompanying notes to financial statements.

Semi-Annual Report September 2018 / 196

Metropolitan West Funds

Statements of Operations

For the Six Months Ended September 30, 2018 (Unaudited)

	ALPHATRAK 500 FUND	CORPORATE BOND FUND[1]
Investment Income:
Interest	$238,138	$27,459
Dividends	5,624	329

Total investment income	243,762	27,788

Expenses:
Investment advisory fees (Note 6)	262	2,010
Administration fees	28,765	18,882
Commitment fee	—	2
Custodian fees	9,932	4,500
Distribution (12b-1) and service fees - class specific (Note 7):
Class M	—	468
Miscellaneous expenses	3,654	2,380
Professional fees	19,457	13,644
Registration and filing fees	14,827	9,439
Transfer agent fees	12,866	9,201
Trustees’ fees and expenses	125	7

Total operating expenses	89,888	60,533
Expenses waived and reimbursed (Note 6)	(8,023)	(57,553)

Net expenses	81,865	2,980

Net investment income (loss)	161,897	24,808

Realized and Change in Unrealized Gain/(Loss) on Investments, Futures Contracts, Foreign Currency Exchange Contracts, Foreign Currency Transactions, Options and Swaptions Written and Swap Contracts:
Net realized gain/(loss) on:
Investments - Unaffiliated	(24,496)	6,805
Futures contracts	449,373	292
Foreign currency exchange contracts	(15,903)	—
Foreign currency transactions	—	—
Swap contracts	—	—

Net change in unrealized appreciation/(depreciation) on:
Investments - Unaffiliated	38,286	5,837
Futures contracts	1,227,635	(2,438)
Foreign currency exchange contracts	15,903	—
Foreign currency transactions	—	—
Swap contracts	—	—

Net change in realized and unrealized gain/(loss) on investments, futures contracts, foreign currency exchange contracts, options and swaptions written and swap contracts	1,690,798	10,496

Net Increase/(Decrease) in Net Assets from Operations	$1,852,695	$35,304

[1]	Commencement of operations was June 29, 2018.
[2]	Consolidated Statement of Operations.

See accompanying notes to financial statements.

197 / Semi-Annual Report September 2018

Metropolitan West Funds

Statements of Operations

For the Six Months Ended September 30, 2018 (Unaudited)

FLOATING RATE INCOME FUND	HIGH YIELD BOND FUND[2]	INTERMEDIATE BOND FUND

$6,437,778	$13,754,996	$11,216,417
45,587	95,843	174,567

6,483,365	13,850,839	11,390,984

718,787	1,370,982	1,311,113
67,018	59,921	68,579
831	1,763	2,572
12,576	16,477	28,091

22,419	247,467	51,052
7,436	45,877	32,434
20,295	22,927	25,728
31,977	34,248	34,185
69,638	258,057	356,942
1,756	4,050	5,402

952,733	2,061,769	1,916,098
(19,980)	(150,049)	(29,488)

932,753	1,911,720	1,886,610

5,550,612	11,939,119	9,504,374

(1,027,198)	(1,425,650)	(4,665,743)
–	(340,734)	(1,037,911)
329,126	—	291,498
(24,566)	—	(1,751)
–	(171,921)	—

533,734	579,556	(2,974,689)
–	(459,936)	(959,811)
174,271	—	334,266
–	—	(3,540)
–	161,894	—

(14,633)	(1,656,791)	(9,017,681)

$5,535,979	$10,282,328	$486,693

See accompanying notes to financial statements.

Semi-Annual Report September 2018 / 198

Metropolitan West Funds

Statements of Operations

For the Six Months Ended September 30, 2018 (Unaudited)

	INVESTMENT GRADE CREDIT FUND[1]	LOW DURATION BOND FUND
Investment Income:
Interest	$57,208	$33,569,595
Dividends	364	454,547

Total investment income	57,572	34,024,142

Expenses:
Investment advisory fees (Note 6)	2,451	3,718,604
Administration fees	18,882	120,543
Commitment fee	2	8,008
Custodian fees	4,500	49,920
Distribution (12b-1) and service fees - class specific (Note 7):
Class M	465	796,812
Administrative Class	—	4,425
Interest expense (Note 3)	—	—
Miscellaneous expenses	2,381	90,599
Professional fees	13,644	29,960
Registration and filing fees	9,439	56,301
Transfer agent fees	9,201	1,219,225
Trustees’ fees and expenses	7	17,763
Repayment of reimbursed expenses - Class I (Note 6)	—	—

Total operating expenses	60,972	6,112,160
Expenses waived and reimbursed (Note 6)	(57,150)	(56,700)

Net expenses	3,822	6,055,460

Net investment income	53,750	27,968,682

Realized and Change in Unrealized Gain/(Loss) on Investments, Futures Contracts, Foreign Currency Exchange Contracts, Foreign Currency Transactions and Options and Swaptions Written:
Net realized gain/(loss) on:
Investments - Unaffiliated	8,125	(5,380,622)
Futures contracts	(3,302)	(3,468,369)
Foreign currency exchange contracts	—	—
Foreign currency transactions	—	(49,783)
Options and swaptions written	—	—

Net change in unrealized appreciation/(depreciation) on:
Investments - Unaffiliated	32,554	(5,390,624)
Futures contracts	(7,206)	(5,177,711)
Foreign currency exchange contracts	—	1,933,865
Foreign currency transactions	—	(4,349)
Options and swaptions written	—	4,110

Net change in realized and unrealized gain/(loss) on investments, futures contracts, foreign currency exchange contracts and options and swaptions written	30,171	(17,533,483)

Net Increase/(Decrease) in Net Assets from Operations	$83,921	$10,435,199

[1]	Commencement of operations was June 29, 2018.

See accompanying notes to financial statements.

199 / Semi-Annual Report September 2018

Metropolitan West Funds

Statements of Operations

For the Six Months Ended September 30, 2018 (Unaudited)

STRATEGIC INCOME FUND	TOTAL RETURN BOND FUND	ULTRA SHORT BOND FUND	UNCONSTRAINED BOND FUND

$2,805,014	$1,218,790,288	$1,288,270	$69,371,785
8,090	7,849,099	22,832	363,596

2,813,104	1,226,639,387	1,311,102	69,735,381

559,231	132,402,454	140,139	10,341,576
42,504	2,095,379	39,536	152,532
302	242,830	357	10,643
11,286	1,114,858	13,674	74,534

31,643	11,428,164	34,654	721,962
—	1,915,238	—	—
—	232,565	—	61
9,043	2,838,298	7,722	118,150
21,536	247,099	20,200	38,419
26,829	516,056	26,971	115,185
72,598	25,550,173	67,916	1,532,704
671	532,472	788	22,201
117,930	—	—	—

893,573	179,115,586	351,957	13,127,967
—	—	(126,714)	(304,966)

893,573	179,115,586	225,243	12,823,001

1,919,531	1,047,523,801	1,085,859	56,912,380

(186,340)	(185,037,469)	(443,554)	(2,677,944)
14,130	(63,679,588)	(15,413)	(2,276,764)
96,350	31,005,527	357,348	458,759
(168)	(728,495)	(239)	—
—	(730,650)	—	—

(1,122,513)	(801,677,094)	(41,929)	(17,523,190)
59,122	(93,456,954)	(31,670)	2,288,658
62,621	30,490,988	(53,541)	(458,760)
—	(331,583)	—	—
—	383,400	—	—

(1,076,798)	(1,083,761,918)	(228,998)	(20,189,241)

$842,733	$(36,238,117)	$856,861	$36,723,139

See accompanying notes to financial statements.

Semi-Annual Report September 2018 / 200

Metropolitan West Funds

Statements of Changes in Net Assets

	ALPHATRAK 500 FUND
	SIX MONTHS ENDED SEPTEMBER 30, 2018 (UNAUDITED)	YEAR ENDED MARCH 31, 2018
Operations:
Net investment income	$161,897	$192,222
Net realized gain/(loss) on investments	(24,496)	140,374
Net realized gain/(loss) on futures contracts, foreign currency exchange contracts, foreign currency transactions and swap contracts	433,470	3,191,693
Net change in unrealized appreciation/(depreciation) on investments	38,286	(64,166)
Net change in unrealized appreciation/(depreciation) on futures contracts, foreign currency exchange contracts, foreign currency transactions and swap contracts	1,243,538	(903,955)

Net increase/(decrease) in net assets resulting from operations	1,852,695	2,556,168

Distributions to Shareholders from:
Net investment income:
Class M	(175,351)	(172,484)
Class I	—	—

Net decrease in net assets resulting from distributions	(175,351)	(172,484)

Capital Share Transactions:
Class M:
Proceeds from sale of shares	3,007,827	14,818,508
Shares issued in reinvestment of distributions	175,238	171,610
Cost of shares redeemed	(4,547,762)	(19,939,388)

Total Class M capital share transactions	(1,364,697)	(4,949,270)

Class I:
Proceeds from sale of shares	—	—
Shares issued in reinvestment of distributions	—	—
Cost of shares redeemed	—	—

Total Class I capital share transactions	—	—

Net increase/(decrease) in net assets resulting from capital share transactions	(1,364,697)	(4,949,270)

Net increase/(decrease) in net assets	312,647	(2,565,586)
Net assets at beginning of period	18,148,647	20,714,233

Net assets at end of period (including undistributed (distributions in excess of) net investment income of $28,840, $42,294, $(52), $126,075 and $139,260, respectively)	$18,461,294	$18,148,647

1Commencement of operations was June 29, 2018.

See accompanying notes to financial statements.

201 / Semi-Annual Report September 2018

Metropolitan West Funds

Statements of Changes in Net Assets

CORPORATE BOND FUND[1]	FLOATING RATE INCOME FUND
PERIOD ENDED SEPTEMBER 30, 2018 (UNAUDITED)	SIX MONTHS ENDED SEPTEMBER 30, 2018 (UNAUDITED)	YEAR ENDED MARCH 31, 2018

$24,808	$5,550,612	$9,100,436
6,805	(1,027,198)	141,176

292	304,560	(176,133)
5,837	533,734	(328,106)

(2,438)	174,271	249,599

35,304	5,535,979	8,986,972

(8,965)	(364,834)	(697,310)
(15,895)	(5,198,963)	(8,403,151)

(24,860)	(5,563,797)	(9,100,461)

745,000	9,322,028	12,941,144
8,965	360,709	689,781
—	(4,831,802)	(22,886,374)

753,965	4,850,935	(9,255,449)

1,255,000	37,864,018	48,177,026
15,895	5,097,292	8,226,466
—	(23,619,817)	(24,822,189)

1,270,895	19,341,493	31,581,303

2,024,860	24,192,428	22,325,854

2,035,304	24,164,610	22,212,365
—	253,560,328	231,347,963

$2,035,304	$277,724,938	$253,560,328

See accompanying notes to financial statements.

Semi-Annual Report September 2018 / 202

Metropolitan West Funds

Statements of Changes in Net Assets

	HIGH YIELD BOND FUND[1]
	SIX MONTHS ENDED SEPTEMBER 30, 2018 (UNAUDITED)	YEAR ENDED MARCH 31, 2018
Operations:
Net investment income	$11,939,119	$26,689,351
Net realized gain/(loss) on investments	(1,425,650)	5,004,368
Net realized (loss) on futures contracts, foreign currency exchange contracts, foreign currency transactions, and swap contracts	(512,655)	(141,304)
Net change in unrealized appreciation/(depreciation) on investments	579,556	(5,744,616)
Net change in unrealized appreciation/(depreciation) on futures contracts, foreign currency exchange contracts, foreign currency transactions and swap contracts	(298,042)	118,950

Net increase in net assets resulting from operations	10,282,328	25,926,749

Distributions to Shareholders from:
Net investment income:
Class M	(4,122,799)	(9,837,443)
Class I	(7,718,006)	(16,814,156)
Administrative Class	—	—

Net decrease in net assets resulting from distributions	(11,840,805)	(26,651,599)

Capital Share Transactions:
Class M:
Proceeds from sale of shares	12,047,606	33,490,369
Shares issued in reinvestment of distributions	4,006,848	9,422,300
Cost of shares redeemed	(44,382,865)	(176,667,817)

Total Class M capital share transactions	(28,328,411)	(133,755,148)

Class I:
Proceeds from sale of shares	51,955,893	126,992,323
Shares issued in reinvestment of distributions	7,300,794	15,875,887
Cost of shares redeemed	(143,486,749)	(280,398,449)

Total Class I capital share transactions	(84,230,062)	(137,530,239)

Administrative Class:
Proceeds from sale of shares	—	—
Shares issued in reinvestment of distributions	—	—
Cost of shares redeemed	—	—

Total Administrative Class capital share transactions	—	—

Net increase/(decrease) in net assets resulting from capital share transactions	(112,558,473)	(271,285,387)

Net increase/(decrease) in net assets	(114,116,950)	(272,010,237)
Net assets at beginning of period	604,388,546	876,398,783

Net assets at end of period (including undistributed (distributions in excess of) net investment income of $2,187,406, $2,089,092, $133,029, $144,698, $1,281, $(2,259,698) and $(2,314,439), respectively)	$490,271,596	$604,388,546

1Consolidated Statement of Changes in Net Assets.

2Commencement of operations was June 29, 2018.

See accompanying notes to financial statements.

203 / Semi-Annual Report September 2018

Metropolitan West Funds

Statements of Changes in Net Assets

INTERMEDIATE BOND FUND		INVESTMENT GRADE CREDIT FUND[2]	LOW DURATION BOND FUND
SIX MONTHS ENDED SEPTEMBER 30, 2018 (UNAUDITED)	YEAR ENDED MARCH 31, 2018	PERIOD ENDED SEPTEMBER 30, 2018 (UNAUDITED)	SIX MONTHS ENDED SEPTEMBER 30, 2018 (UNAUDITED)	YEAR ENDED MARCH 31, 2018

$9,504,374	$21,291,507	$53,750	$27,968,682	$46,311,407
(4,665,743)	(9,045,000)	8,125	(5,380,622)	(11,993,670)

(748,164)	(1,971,891)	(3,302)	(3,518,152)	(8,486,088)
(2,974,689)	(5,963,919)	32,554	(5,390,624)	(9,892,436)

(629,085)	781,889	(7,206)	(3,244,085)	3,450,566

486,693	5,092,586	83,921	10,435,199	19,389,779

(569,172)	(1,240,600)	(14,023)	(8,824,082)	(17,150,706)
(8,946,871)	(20,051,776)	(38,446)	(19,067,800)	(30,304,414)
—	—	—	(22,059)	(91,114)

(9,516,043)	(21,292,376)	(52,469)	(27,913,941)	(47,546,234)

4,666,683	10,523,143	732,500	17,672,823	93,186,833
559,446	1,200,819	14,023	8,737,717	16,843,760
(15,090,829)	(50,649,695)	—	(237,658,293)	(408,872,573)

(9,864,700)	(38,925,733)	746,523	(211,247,753)	(298,841,980)

37,046,983	180,052,361	4,767,500	243,165,349	514,519,630
8,621,806	19,116,311	38,446	18,309,522	28,588,695
(169,072,513)	(480,040,328)	—	(324,308,060)	(656,688,777)

(123,403,724)	(280,871,656)	4,805,946	(62,833,189)	(113,580,452)

—	—	—	352,052	1,383,825
—	—	—	1,495	19,578
—	—	—	(5,341,971)	(3,182,586)

—	—	—	(4,988,424)	(1,779,183)

(133,268,424)	(319,797,389)	5,552,469	(279,069,366)	(414,201,615)

(142,297,774)	(335,997,179)	5,583,921	(296,548,108)	(442,358,070)
821,195,984	1,157,193,163	—	2,666,176,551	3,108,534,621

$678,898,210	$821,195,984	$5,583,921	$2,369,628,443	$2,666,176,551

See accompanying notes to financial statements.

Semi-Annual Report September 2018 / 204

Metropolitan West Funds

Statements of Changes in Net Assets

	STRATEGIC INCOME FUND

	SIX MONTHS ENDED SEPTEMBER 30, 2018 (UNAUDITED)	YEAR ENDED MARCH 31, 2018
Operations:
Net investment income/(loss)	$1,919,531	$3,490,316
Net realized gain/(loss) on investments	(186,340)	1,073,578
Net realized gain/(loss) on futures contracts, foreign currency exchange contracts, foreign currency transactions and swap contracts	110,312	205,473
Net change in unrealized appreciation/(depreciation) on investments	(1,122,513)	(1,767,819)
Net change in unrealized appreciation/(depreciation) on futures contracts, foreign currency exchange contracts, foreign currency transactions and swap contracts	121,743	34,551

Net increase/(decrease) in net assets resulting from operations	842,733	3,036,099

Distributions to Shareholders from:
Net investment income:
Class M	(465,011)	(1,280,849)
Class I	(1,436,235)	(2,592,698)
Administrative Class	—	—
Plan Class	—	—
Net realized gains:
Class M	—	—
Class I	—	—

Net decrease in net assets resulting from distributions	(1,901,246)	(3,873,547)

Capital Share Transactions:
Class M:
Proceeds from sale of shares	2,365,301	8,682,030
Shares issued in reinvestment of distributions	460,289	1,180,927
Cost of shares redeemed	(8,677,364)	(27,639,462)

Total Class M capital share transactions	(5,851,774)	(17,776,505)

Class I:
Proceeds from sale of shares	7,591,017	13,810,788
Shares issued in reinvestment of distributions	1,436,234	2,591,575
Cost of shares redeemed	(7,096,877)	(16,563,343)

Total Class I capital share transactions	1,930,374	(160,980)

Administrative Class:
Proceeds from sale of shares	—	—
Shares issued in reinvestment of distributions	—	—
Cost of shares redeemed	—	—

Total Administrative Class capital share transactions	—	—

Plan Class:
Proceeds from sale of shares	—	—
Shares issued in reinvestment of distributions	—	—
Cost of shares redeemed	—	—

Total Plan Class capital share transactions	—	—

Net increase/(decrease) in net assets resulting from capital share transactions	(3,921,400)	(17,937,485)

Net (decrease) in net assets	(4,979,913)	(18,774,933)
Net assets at beginning of period	96,210,986	114,985,919

Net assets at end of period (including undistributed (distributions in excess of) net investment income of $541,167, $522,882, $(11,050,800), $(10,456,097), $(102,950), $(100,899), $(2,292,413) and $(1,747,972), respectively)	$91,231,073	$96,210,986

See accompanying notes to financial statements.

205 / Semi-Annual Report September 2018

Metropolitan West Funds

Statements of Changes in Net Assets

TOTAL RETURN BOND FUND		ULTRA SHORT BOND FUND		UNCONSTRAINED BOND FUND

SIX MONTHS ENDED SEPTEMBER 30, 2018 (UNAUDITED)	YEAR ENDED MARCH 31, 2018	SIX MONTHS ENDED SEPTEMBER 30, 2018 (UNAUDITED)	YEAR ENDED MARCH 31, 2018	SIX MONTHS ENDED SEPTEMBER 30, 2018 (UNAUDITED)	YEAR ENDED MARCH 31, 2018
$1,047,523,801	$1,729,777,007	$1,085,859	$1,574,913	$56,912,380	$96,725,079
(185,037,469)	(408,458,047)	(443,554)	(423,953)	(2,677,944)	4,241,998

(34,133,206)	(131,613,152)	341,696	(14,498)	(1,818,005)	1,147,114
(801,677,094)	(321,481,208)	(41,929)	(65,892)	(17,523,190)	(16,600,295)

(62,914,149)	34,120,058	(85,211)	106,416	1,829,898	1,923,577

(36,238,117)	902,344,658	856,861	1,176,986	36,723,139	87,437,473

(139,117,872)	(265,786,055)	(397,574)	(684,925)	(9,738,755)	(34,139,078)
(630,590,307)	(1,070,701,261)	(690,336)	(889,848)	(47,718,066)	(67,290,044)
(11,498,728)	(17,022,659)	—	—	—	—
(266,911,597)	(389,468,587)	—	—	—	—

—	—	—	—	—	(2,650,045)
—	—	—	—	—	(4,617,611)

(1,048,118,504)	(1,742,978,562)	(1,087,910)	(1,574,773)	(57,456,821)	(108,696,778)

723,585,205	2,126,082,296	3,327,263	17,336,598	50,623,358	499,552,793
137,996,249	261,630,926	379,153	607,170	9,350,477	32,139,335
(2,067,792,239)	(5,892,904,636)	(15,480,298)	(33,228,320)	(180,723,236)	(1,346,138,872)

(1,206,210,785)	(3,505,191,414)	(11,773,882)	(15,284,552)	(120,749,401)	(814,446,744)

5,468,628,017	14,656,574,863	10,738,905	37,487,086	406,641,784	1,184,471,297
563,142,661	945,922,333	689,261	762,162	38,720,601	53,530,492
(11,409,768,827)	(16,791,591,140)	(7,419,906)	(40,073,066)	(459,557,599)	(589,436,719)

(5,377,998,149)	(1,189,093,944)	4,008,260	(1,823,818)	(14,195,214)	648,565,070

145,173,199	392,932,270	—	—	—	—
11,358,992	16,813,716	—	—	—	—
(192,779,958)	(189,843,444)	—	—	—	—

(36,247,767)	219,902,542	—	—	—	—

3,922,266,687	8,302,903,199	—	—	—	—
260,658,651	354,804,133	—	—	—	—
(2,407,246,888)	(3,751,717,579)	—	—	—	—

1,775,678,450	4,905,989,753	—	—	—	—

(4,844,778,251)	431,606,937	(7,765,622)	(17,108,370)	(134,944,615)	(165,881,674)

(5,929,134,872)	(409,026,967)	(7,996,671)	(17,506,157)	(155,678,297)	(187,140,979)
78,284,049,687	78,693,076,654	119,475,257	136,981,414	3,270,293,162	3,457,434,141

$72,354,914,815	$78,284,049,687	$111,478,586	$119,475,257	$3,114,614,865	$3,270,293,162

See accompanying notes to financial statements.

Semi-Annual Report September 2018 / 206

Metropolitan West Funds

Financial Highlights

	ALPHATRAK 500 FUND CLASS M
	SIX MONTHS ENDED SEPTEMBER 30, 2018 (UNAUDITED)	YEAR ENDED MARCH 31, 2018	YEAR ENDED MARCH 31, 2017	YEAR ENDED MARCH 31, 2016	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2014
Net Asset Value, Beginning of Period	$9.98	$8.95	$7.22	$7.22	$6.48	$5.35

Income from Investment Operations:
Net investment income[1]	0.09	0.09	0.12	0.02	0.04	0.08
Net realized and unrealized gain	1.00	1.03	1.77	0.02	0.76	1.13

Total Income from Investment Operations	1.09	1.12	1.89	0.04	0.80	1.21

Less Distributions:
From net investment income	(0.11)	(0.09)	(0.16)	(0.04)	(0.06)	(0.08)

Total Distributions	(0.11)	(0.09)	(0.16)	(0.04)	(0.06)	(0.08)

Net Asset Value, End of Period	$10.96	$9.98	$8.95	$7.22	$7.22	$6.48

Total Return	10.90%[2]	12.52%	26.38%	0.53%	12.37%	22.75%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$18,461	$18,149	$20,714	$2,406	$9,735	$5,324
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.99%[3]	0.90%[4]	3.37%	2.64%	2.65%	2.98%
After expense waivers and reimbursements	0.90%[3]	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	1.78%[3]	0.90%	1.49%	0.31%	0.54%	1.43%
Portfolio Turnover Rate	72%[2]	115%	505%	59%	30%	50%

[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Annualized.
[4]	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the ratio would have been 0.88%

See accompanying notes to financial statements.

207 / Semi-Annual Report September 2018

Metropolitan West Funds

Financial Highlights

CORPORATE BOND FUND CLASS M*
PERIOD ENDED SEPTEMBER 30, 2018 (UNAUDITED)
Net Asset Value, Beginning of Period	$10.00

Income from Investment Operations:
Net investment income[1]	0.12
Net realized and unrealized gain/(loss)	0.05

Total Income from Investment Operations	0.17

Less Distributions:
From net investment income	(0.12)

Total Distributions	(0.12)

Net Asset Value, End of Period	$10.05

Total Return	1.70%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$758
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	12.20%[3]
After expense waivers and reimbursements	0.75%[3]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	4.78%[3]
Portfolio Turnover Rate	144%[2]

[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Annualized.
*	The Corporate Bond Fund Class M Shares commenced operations on June 29, 2018.

See accompanying notes to financial statements.

Semi-Annual Report September 2018 / 208

Metropolitan West Funds

Financial Highlights

CORPORATE BOND FUND CLASS I*
PERIOD ENDED SEPTEMBER 30, 2018 (UNAUDITED)
Net Asset Value, Beginning of Period	$10.00

Income from Investment Operations:
Net investment income[1]	0.13
Net realized and unrealized gain/(loss)	0.05

Total Income from Investment Operations	0.18

Less Distributions:
From net investment income	(0.13)

Total Distributions	(0.13)

Net Asset Value, End of Period	$10.05

Total Return	1.76%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$1,277
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	11.95%[3]
After expense waivers and reimbursements	0.50%[3]
After expense waivers and reimbursements	5.03%[3]
Portfolio Turnover Rate	144%[2]

[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Annualized.
*	The Corporate Bond Fund Class I Shares commenced operations on June 29, 2018.

See accompanying notes to financial statements.

209 / Semi-Annual Report September 2018

Metropolitan West Funds

Financial Highlights

	FLOATING RATE INCOME FUND CLASS M*
	SIX MONTHS ENDED SEPTEMBER 30, 2018 (UNAUDITED)	YEAR ENDED MARCH 31, 2018	YEAR ENDED MARCH 31, 2017	YEAR ENDED MARCH 31, 2016	YEAR ENDED MARCH 31, 2015	PERIOD ENDED MARCH 31, 2014
Net Asset Value, Beginning of Period	$10.06	$10.06	$9.80	$10.13	$10.28	$10.00

Income from Investment Operations:
Net investment income[1]	0.20	0.36	0.33	0.34	0.32	0.26
Net realized and unrealized gain/(loss)	(0.01)	—	0.26	(0.32)	(0.06)	0.25

Total Income from Investment Operations	0.19	0.36	0.59	0.02	0.26	0.51

Less Distributions:
From net investment income	(0.20)	(0.36)	(0.33)	(0.34)	(0.32)	(0.22)
From net capital gains	—	—	—	(0.01)	(0.09)	(0.01)

Total Distributions	(0.20)	(0.36)	(0.33)	(0.35)	(0.41)	(0.23)

Net Asset Value, End of Period	$10.05	$10.06	$10.06	$9.80	$10.13	$10.28

Total Return	1.96%[2]	3.61%	6.08%	0.23%	2.53%	5.15%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$20,668	$15,802	$25,072	$8,206	$6,126	$5,311
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	1.00%[3]	1.04%	1.05%	1.07%	1.10%	1.11%[3]
After expense waivers and reimbursements	0.90%[3]	0.90%	0.90%	0.90%	0.88%	0.85%[3]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	4.06%[3]	3.53%	3.28%	3.42%	3.15%	3.41%[3]
Portfolio Turnover Rate	22%[2]	71%	40%	66%	49%	67%[2]

[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Annualized.
*	The Floating Rate Income Fund Class M Shares commenced operations on June 28, 2013.

See accompanying notes to financial statements.

Semi-Annual Report September 2018 / 210

Metropolitan West Funds

Financial Highlights

	FLOATING RATE INCOME FUND CLASS I*
	SIX MONTHS ENDED SEPTEMBER 30, 2018 (UNAUDITED)	YEAR ENDED MARCH 31, 2018	YEAR ENDED MARCH 31, 2017	YEAR ENDED MARCH 31, 2016	YEAR ENDED MARCH 31, 2015	PERIOD ENDED MARCH 31, 2014
Net Asset Value, Beginning of Period	$10.05	$10.06	$9.80	$10.12	$10.28	$10.00

Income from Investment Operations:
Net investment income[1]	0.21	0.38	0.35	0.36	0.34	0.26
Net realized and unrealized gain/(loss)	(0.00)[2]	(0.01)	0.26	(0.31)	(0.07)	0.26

Total Income from Investment Operations	0.21	0.37	0.61	0.05	0.27	0.52

Less Distributions:
From net investment income	(0.21)	(0.38)	(0.35)	(0.36)	(0.34)	(0.23)
From net capital gains	—	—	—	(0.01)	(0.09)	(0.01)

Total Distributions	(0.21)	(0.38)	(0.35)	(0.37)	(0.43)	(0.24)

Net Asset Value, End of Period	$10.05	$10.05	$10.06	$9.80	$10.12	$10.28

Total Return	2.16%[3]	3.72%	6.29%	0.53%	2.63%	5.29%[3]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$257,057	$237,759	$206,276	$139,472	$138,190	$115,448
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.71%[4]	0.72%	0.75%	0.73%	0.74%	0.81%[4]
After expense waivers and reimbursements	0.70%[4]	0.70%	0.70%	0.70%	0.68%	0.65%[4]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	4.26%[4]	3.77%	3.48%	3.61%	3.33%	3.34%[4]
Portfolio Turnover Rate	22%[3]	71%	40%	66%	49%	67%[3]

[1]	Per share numbers have been calculated using the average share method.
[2]	Amount is greater than $(0.005) per share.
[3]	Non-Annualized.
[4]	Annualized.
*	The Floating Rate Income Fund Class I Shares commenced operations on June 28, 2013.

See accompanying notes to financial statements.

211 / Semi-Annual Report September 2018

Metropolitan West Funds

Financial Highlights

	HIGH YIELD BOND FUND CLASS M
	SIX MONTHS ENDED SEPTEMBER 30, 2018 (UNAUDITED)[1]	YEAR ENDED MARCH 31, 2018[1]	YEAR ENDED MARCH 31, 2017[1]	YEAR ENDED MARCH 31, 2016[1]	YEAR ENDED MARCH 31, 2015[1]	YEAR ENDED MARCH 31, 2014
Net Asset Value, Beginning of Period	$9.55	$9.60	$9.09	$9.72	$10.37	$10.59

Income from Investment Operations:
Net investment income[2]	0.20	0.34	0.34	0.39	0.45	0.54
Net realized and unrealized gain/(loss)	(0.02)	(0.05)	0.50	(0.63)	(0.51)	0.05

Total Income/(Loss) from Investment Operations	0.18	0.29	0.84	(0.24)	(0.06)	0.59

Less Distributions:
From net investment income	(0.20)	(0.34)	(0.33)	(0.39)	(0.45)	(0.53)
From net capital gains	—	—	—	—	(0.14)	(0.28)

Total Distributions	(0.20)	(0.34)	(0.33)	(0.39)	(0.59)	(0.81)

Net Asset Value, End of Period	$9.53	$9.55	$9.60	$9.09	$9.72	$10.37

Total Return	1.90%[3]	3.01%	9.35%	(2.52)%	(0.65)%	5.89%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$182,217	$211,021	$344,328	$498,128	$764,684	$1,323,298
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.94%[4]	0.91%	0.89%	0.87%	0.89%	0.82%
After expense waivers and reimbursements	0.86%[4]	0.85%	0.85%	0.85%	0.83%	0.80%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	4.20%[4]	3.47%	3.55%	4.19%	4.41%	5.20%
Portfolio Turnover Rate	45%[3]	167%	185%	139%	61%	66%

[1]	Consolidated Financial Highlights.
[2]	Per share numbers have been calculated using the average share method.
[3]	Non-Annualized.
[4]	Annualized.

See accompanying notes to financial statements.

Semi-Annual Report September 2018 / 212

Metropolitan West Funds

Financial Highlights

	HIGH YIELD BOND FUND CLASS I
	SIX MONTHS ENDED SEPTEMBER 30, 2018 (UNAUDITED)[1]	YEAR ENDED MARCH 31, 2018[1]	YEAR ENDED MARCH 31, 2017[1]	YEAR ENDED MARCH 31, 2016[1]	YEAR ENDED MARCH 31, 2015[1]	YEAR ENDED MARCH 31, 2014
Net Asset Value, Beginning of Period	$9.55	$9.60	$9.09	$9.72	$10.37	$10.59

Income from Investment Operations:
Net investment income[2]	0.21	0.36	0.36	0.42	0.47	0.57
Net realized and unrealized gain/(loss)	(0.02)	(0.05)	0.50	(0.64)	(0.51)	0.05

Total Income/(Loss) from Investment Operations	0.19	0.31	0.86	(0.22)	(0.04)	0.62

Less Distributions:
From net investment income	(0.21)	(0.36)	(0.35)	(0.41)	(0.47)	(0.56)
From net capital gains	—	—	—	—	(0.14)	(0.28)

Total Distributions	(0.21)	(0.36)	(0.35)	(0.41)	(0.61)	(0.84)

Net Asset Value, End of Period	$9.53	$9.55	$9.60	$9.09	$9.72	$10.37

Total Return	2.02%[3]	3.27%	9.62%	(2.28)%	(0.40)%	6.16%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$308,054	$393,368	$532,071	$572,436	$755,786	$910,268
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.65%[4]	0.63%	0.62%	0.61%	0.60%	0.56%
After expense waivers and reimbursements	0.61%[4]	0.60%	0.60%	0.60%	0.58%	0.55%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	4.44%[4]	3.74%	3.78%	4.44%	4.65%	5.45%
Portfolio Turnover Rate	45%[3]	167%	185%	139%	61%	66%

[1]	Consolidated Financial Highlights.
[2]	Per share numbers have been calculated using the average share method.
[3]	Non-Annualized.
[4]	Annualized.

See accompanying notes to financial statements.

213 / Semi-Annual Report September 2018

Metropolitan West Funds

Financial Highlights

	INTERMEDIATE BOND FUND CLASS M
	SIX MONTHS ENDED SEPTEMBER 30, 2018 (UNAUDITED)	YEAR ENDED MARCH 31, 2018	YEAR ENDED MARCH 31, 2017	YEAR ENDED MARCH 31, 2016	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2014
Net Asset Value, Beginning of Period	$10.21	$10.37	$10.58	$10.65	$10.52	$10.69

Income from Investment Operations:
Net investment income[1]	0.12	0.18	0.14	0.13	0.14	0.24
Net realized and unrealized gain/(loss)	(0.12)	(0.16)	(0.09)	(0.03)	0.16	(0.16)

Total Income from Investment Operations	—	0.02	0.05	0.10	0.30	0.08

Less Distributions:
From net investment income	(0.12)	(0.18)	(0.15)	(0.12)	(0.14)	(0.24)
From net capital gains	—	—	(0.11)	(0.05)	(0.03)	(0.01)

Total Distributions	(0.12)	(0.18)	(0.26)	(0.17)	(0.17)	(0.25)

Net Asset Value, End of Period	$10.09	$10.21	$10.37	$10.58	$10.65	$10.52

Total Return	(0.01)%[2]	0.19%	0.43%	1.03%	2.87%	0.80%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$42,472	$52,942	$92,642	$199,031	$163,048	$144,635
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.72%[3]	0.70%[4]	0.70%[5]	0.70%	0.72%	0.69%
After expense waivers and reimbursements	0.70%[3]	0.70%	0.70%	0.70%	0.68%	0.65%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	2.34%[3]	1.71%	1.35%	1.20%	1.30%	2.25%
Portfolio Turnover Rate	114%[2]	251%	252%	309%	253%	208%

[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Annualized.
[4]	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the ratio would have been 0.67%
[5]	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the ratio would have been 0.68%.

See accompanying notes to financial statements.

Semi-Annual Report September 2018 / 214

Metropolitan West Funds

Financial Highlights

	INTERMEDIATE BOND FUND CLASS I
	SIX MONTHS ENDED SEPTEMBER 30, 2018 (UNAUDITED)	YEAR ENDED MARCH 31, 2018	YEAR ENDED MARCH 31, 2017	YEAR ENDED MARCH 31, 2016	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2014
Net Asset Value, Beginning of Period	$10.21	$10.37	$10.58	$10.65	$10.52	$10.69

Income from Investment Operations:
Net investment income[1]	0.13	0.20	0.17	0.15	0.15	0.25
Net realized and unrealized gain/(loss)	(0.12)	(0.15)	(0.10)	(0.02)	0.17	(0.15)

Total Income from Investment Operations	0.01	0.05	0.07	0.13	0.32	0.10

Less Distributions:
From net investment income	(0.13)	(0.21)	(0.17)	(0.15)	(0.16)	(0.26)
From net capital gains	—	—	(0.11)	(0.05)	(0.03)	(0.01)

Total Distributions	(0.13)	(0.21)	(0.28)	(0.20)	(0.19)	(0.27)

Net Asset Value, End of Period	$10.09	$10.21	$10.37	$10.58	$10.65	$10.52

Total Return	0.10%[2]	0.43%	0.68%	1.28%	3.09%	1.02%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$636,426	$768,254	$1,064,551	$1,094,444	$1,051,372	$356,129
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.50%[3]	0.46%	0.45%	0.46%	0.48%[4]	0.46%
After expense waivers and reimbursements	0.49%[3]	0.46%	0.45%	0.46%	0.48%	0.44%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	2.55%[3]	1.97%	1.63%	1.44%	1.38%	2.39%
Portfolio Turnover Rate	114%[2]	251%	252%	309%	253%	208%

1 Per share numbers have been calculated using the average share method.

2 Non-Annualized.

3 Annualized.

4 Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the ratio would have been 0.46%.

See accompanying notes to financial statements.

215 / Semi-Annual Report September 2018

Metropolitan West Funds

Financial Highlights

INVESTMENT GRADE CREDIT FUND CLASS M*
PERIOD ENDED SEPTEMBER 30, 2018 (UNAUDITED)
Net Asset Value, Beginning of Period	$10.00

Income from Investment Operations:
Net investment income[1]	0.19
Net realized and unrealized gain	0.17

Total Income from Investment Operations	0.36

Less Distributions:
From net investment income	(0.19)

Total Distributions	(0.19)

Net Asset Value, End of Period	$10.17

Total Return	3.61%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$ 759
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	10.26%[3]
After expense waivers and reimbursements	0.70%[3]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	7.64%[3]
Portfolio Turnover Rate	184%[2]

[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Annualized.
*	The Investment Grade Credit Fund Class M Shares commenced operations on June 29, 2018.

See accompanying notes to financial statements.

Semi-Annual Report September 2018 / 216

Metropolitan West Funds

Financial Highlights

INVESTMENT GRADE CREDIT FUND CLASS I*
PERIOD ENDED SEPTEMBER 30, 2018 (UNAUDITED)
Net Asset Value, Beginning of Period	$10.00

Income from Investment Operations:
Net investment income[1]	0.19
Net realized and unrealized gain	0.18

Total Income from Investment Operations	0.37

Less Distributions:
From net investment income	(0.20)

Total Distributions	(0.20)

Net Asset Value, End of Period	$10.17

Total Return	3.67%[2]

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$4,825
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	8.14%[3]
After expense waivers and reimbursements	0.49%[3]
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	7.69%[3]
Portfolio Turnover Rate	184%[2]

[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Annualized.
*	The Investment Grade Credit Fund Class I Shares commenced operations on June 29, 2018.

See accompanying notes to financial statements.

217 / Semi-Annual Report September 2018

Metropolitan West Funds

Financial Highlights

	LOW DURATION BOND FUND CLASS M
	SIX MONTHS ENDED SEPTEMBER 30, 2018 (UNAUDITED)	YEAR ENDED MARCH 31, 2018	YEAR ENDED MARCH 31, 2017	YEAR ENDED MARCH 31, 2016	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2014
Net Asset Value, Beginning of Period	$8.63	$8.72	$8.73	$8.81	$8.81	$8.83

Income from Investment Operations:
Net investment income[1]	0.09	0.13	0.10	0.10	0.11	0.14
Net realized and unrealized gain/(loss)	(0.06)	(0.09)	(0.00)[2]	(0.08)	(0.00)[2]	(0.01)

Total Income from Investment Operations	0.03	0.04	0.10	0.02	0.11	0.13

Less Distributions:
From net investment income	(0.09)	(0.13)	(0.10)	(0.10)	(0.11)	(0.15)
From net capital gains	—	—	(0.01)	—	—	—

Total Distributions	(0.09)	(0.13)	(0.11)	(0.10)	(0.11)	(0.15)

Net Asset Value, End of Period	$8.57	$8.63	$8.72	$8.73	$8.81	$8.81

Total Return	0.36%[3]	0.48%	1.25%	0.22%	1.24%	1.45%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$758,142	$975,388	$1,284,692	$1,492,411	$1,749,130	$1,918,474
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.64%[4]	0.62%	0.61%	0.62%	0.62%	0.57%
After expense waivers and reimbursements	0.63%[4]	0.62%	0.61%	0.62%	0.61%	0.57%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	2.11%[4]	1.45%	1.19%	1.16%	1.21%	1.60%
Portfolio Turnover Rate	71%[3]	200%	95%	119%	30%	31%

[1]	Per share numbers have been calculated using the average share method.
[2]	Amount is greater than $(0.005) per share.
[3]	Non-Annualized.
[4]	Annualized.

See accompanying notes to financial statements.

Semi-Annual Report September 2018 / 218

Metropolitan West Funds

Financial Highlights

	LOW DURATION BOND FUND CLASS I
	SIX MONTHS ENDED SEPTEMBER 30, 2018 (UNAUDITED)	YEAR ENDED MARCH 31, 2018	YEAR ENDED MARCH 31, 2017	YEAR ENDED MARCH 31, 2016	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2014
Net Asset Value, Beginning of Period	$8.64	$8.72	$8.73	$8.81	$8.81	$8.83

Income from Investment Operations:
Net investment income[1]	0.10	0.15	0.12	0.12	0.13	0.16
Net realized and unrealized gain/(loss)	(0.06)	(0.08)	(0.00)[2]	(0.08)	(0.00)[2]	(0.02)

Total Income from Investment Operations	0.04	0.07	0.12	0.04	0.13	0.14

Less Distributions:
From net investment income	(0.10)	(0.15)	(0.12)	(0.12)	(0.13)	(0.16)
From net capital gains	—	—	(0.01)	—	—	—

Total Distributions	(0.10)	(0.15)	(0.13)	(0.12)	(0.13)	(0.16)

Net Asset Value, End of Period	$8.58	$8.64	$8.72	$8.73	$8.81	$8.81

Total Return	0.47%[3]	0.81%	1.46%	0.44%	1.46%	1.64%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$1,611,119	$1,685,415	$1,816,633	$1,915,270	$1,915,434	$1,695,160
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.42%[4]	0.40%	0.40%	0.39%	0.39%	0.37%
After expense waivers and reimbursements	0.42%[4]	0.40%	0.40%	0.39%	0.39%	0.37%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	2.33%[4]	1.68%	1.40%	1.39%	1.42%	1.78%
Portfolio Turnover Rate	71%[3]	200%	95%	119%	30%	31%

[1]	Per share numbers have been calculated using the average share method.
[2]	Amount is greater than $(0.005) per share.
[3]	Non-Annualized.
[4]	Annualized.

See accompanying notes to financial statements.

219 / Semi-Annual Report September 2018

Metropolitan West Funds

Financial Highlights

	LOW DURATION BOND FUND ADMINISTRATIVE CLASS
	SIX MONTHS ENDED SEPTEMBER 30, 2018 (UNAUDITED)	YEAR ENDED MARCH 31, 2018	YEAR ENDED MARCH 31, 2017	YEAR ENDED MARCH 31, 2016	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2014
Net Asset Value, Beginning of Period	$11.16	$11.27	$11.27	$11.37	$11.38	$11.41

Income from Investment Operations:
Net investment income[1]	0.11	0.15	0.12	0.12	0.12	0.14
Net realized and unrealized gain/(loss)	(0.08)	(0.10)	(0.01)	(0.11)[2]	—	—

Total Income from Investment Operations	0.03	0.05	0.13	0.01	0.12	0.14

Less Distributions:
From net investment income	(0.11)	(0.16)	(0.12)	(0.11)	(0.13)	(0.17)
From net capital gains	—	—	(0.01)	—	—	—

Total Distributions	(0.11)	(0.16)	(0.13)	(0.11)	(0.13)	(0.17)

Net Asset Value, End of Period	$11.08	$11.16	$11.27	$11.27	$11.37	$11.38

Total Return	0.29%[3]	0.43%	1.22%	0.13%	1.04%	1.21%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$368	$5,374	$7,210	$7,359	$4,599	$3,623
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.72%[4]	0.72%	0.72%	0.72%	0.72%	0.78%
After expense waivers and reimbursements	0.72%[4]	0.72%	0.72%	0.72%	0.72%	0.78%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	1.95%[4]	1.35%	1.08%	1.07%	1.09%	1.24%
Portfolio Turnover Rate	71%[3]	200%	95%	119%	30%	31%

[1]	Per share numbers have been calculated using the average share method.
[2]	Amount is greater than $(0.005) per share.
[3]	Non-Annualized.
[4]	Annualized.

See accompanying notes to financial statements.

Semi-Annual Report September 2018 / 220

Metropolitan West Funds

Financial Highlights

	STRATEGIC INCOME FUND CLASS M
	SIX MONTHS ENDED SEPTEMBER 30, 2018 (UNAUDITED)	YEAR ENDED MARCH 31, 2018	YEAR ENDED MARCH 31, 2017	YEAR ENDED MARCH 31, 2016	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2014
Net Asset Value, Beginning of Period	$7.99	$8.05	$7.99	$8.32	$8.29	$8.32

Income from Investment Operations:
Net investment income[1]	0.15	0.25	0.27	0.28	0.18	0.22
Net realized and unrealized gain/(loss)	(0.09)	(0.03)	0.04	(0.33)	0.02	(0.02)

Total Income/(Loss) from Investment Operations	0.06	0.22	0.31	(0.05)	0.20	0.20

Less Distributions:
From net investment income	(0.15)	(0.28)	(0.25)	(0.28)	(0.17)	(0.23)

Total Distributions	(0.15)	(0.28)	(0.25)	(0.28)	(0.17)	(0.23)

Net Asset Value, End of Period	$7.90	$7.99	$8.05	$7.99	$8.32	$8.29

Total Return	0.75%[2]	2.78%	3.91%	(0.57)%	2.37%	2.42%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$20,289	$26,420	$44,430	$59,072	$73,453	$73,180
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	2.08%[3,4]	2.45%	2.09%	1.87%	2.41%	2.26%
After expense waivers and reimbursements	2.08%[3]	2.35%	2.09%	1.87%	2.35%	2.26%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	3.72%[3]	3.15%	3.36%	3.46%	2.20%	2.62%
Portfolio Turnover Rate	19%[2]	32%	42%	20%	32%	51%

[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Annualized.
[4]	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the ratio would have been 1.79%.

See accompanying notes to financial statements.

221 / Semi-Annual Report September 2018

Metropolitan West Funds

Financial Highlights

	STRATEGIC INCOME FUND CLASS I
	SIX MONTHS ENDED SEPTEMBER 30, 2018 (UNAUDITED)	YEAR ENDED MARCH 31, 2018	YEAR ENDED MARCH 31, 2017	YEAR ENDED MARCH 31, 2016	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2014
Net Asset Value, Beginning of Period	$7.98	$8.05	$7.98	$8.31	$8.29	$8.32

Income from Investment Operations:
Net investment income[1]	0.16	0.27	0.29	0.31	0.20	0.25
Net realized and unrealized gain/(loss)	(0.09)	(0.04)	0.05	(0.33)	—	(0.03)

Total Income/(Loss) from Investment Operations	0.07	0.23	0.34	(0.02)	0.20	0.22

Less Distributions:
From net investment income	(0.16)	(0.30)	(0.27)	(0.31)	(0.18)	(0.25)

Total Distributions	(0.16)	(0.30)	(0.27)	(0.31)	(0.18)	(0.25)

Net Asset Value, End of Period	$7.89	$7.98	$8.05	$7.98	$8.31	$8.29

Total Return	0.89%[2]	2.90%	4.32%	(0.25)%	2.49%	2.69%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$70,943	$69,791	$70,556	$61,018	$90,718	$146,485
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	1.77%[3,4]	2.22%	1.84%	1.54%	2.10%	1.99%
After expense waivers and reimbursements	1.77%[3]	2.10%	1.84%	1.54%	2.10%	1.99%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	4.05%[3]	3.40%	3.64%	3.78%	2.37%	3.07%
Portfolio Turnover Rate	19%[2]	32%	42%	20%	32%	51%

[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Annualized.
[4]	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the ratio would have been 1.54%.

See accompanying notes to financial statements.

Semi-Annual Report September 2018 / 222

Metropolitan West Funds

Financial Highlights

	TOTAL RETURN BOND FUND CLASS M
	SIX MONTHS ENDED SEPTEMBER 30, 2018 (UNAUDITED)	YEAR ENDED MARCH 31, 2018	YEAR ENDED MARCH 31, 2017	YEAR ENDED MARCH 31, 2016	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2014
Net Asset Value, Beginning of Period	$10.46	$10.57	$10.83	$11.02	$10.68	$10.92

Income from Investment Operations:
Net investment income[1]	0.13	0.21	0.18	0.18	0.19	0.29
Net realized and unrealized gain/(loss)	(0.14)	(0.11)	(0.11)	(0.07)	0.38	(0.18)

Total Income from Investment Operations	(0.01)	0.10	0.07	0.11	0.57	0.11

Less Distributions:
From net investment income	(0.13)	(0.21)	(0.18)	(0.18)	(0.20)	(0.29)
From net capital gains	—	—	(0.15)	(0.12)	(0.03)	(0.06)

Total Distributions	(0.13)	(0.21)	(0.33)	(0.30)	(0.23)	(0.35)

Net Asset Value, End of Period	$10.32	$10.46	$10.57	$10.83	$11.02	$10.68

Total Return	(0.07)%[2]	0.94%	0.70%	0.99%	5.38%	1.07%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$10,253,525	$11,617,735	$15,223,666	$16,488,095	$16,558,422	$10,587,362
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.68%[3]	0.67%	0.67%	0.66%	0.68%	0.62%
After expense waivers and reimbursements	0.68%[3]	0.67%	0.67%	0.66%	0.68%	0.62%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	2.56%[3]	1.96%	1.71%	1.64%	1.79%	2.70%
Portfolio Turnover Rate	99%[2]	291%	313%	303%	246%	255%

[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Annualized.

See accompanying notes to financial statements.

223 / Semi-Annual Report September 2018

Metropolitan West Funds

Financial Highlights

	TOTAL RETURN BOND FUND CLASS I
	SIX MONTHS ENDED SEPTEMBER 30, 2018 (UNAUDITED)	YEAR ENDED MARCH 31, 2018	YEAR ENDED MARCH 31, 2017	YEAR ENDED MARCH 31, 2016	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2014
Net Asset Value, Beginning of Period	$10.46	$10.57	$10.83	$11.01	$10.68	$10.92

Income from Investment Operations:
Net investment income[1]	0.14	0.23	0.21	0.20	0.21	0.31
Net realized and unrealized gain/(loss)	(0.15)	(0.11)	(0.11)	(0.06)	0.38	(0.18)

Total Income from Investment Operations	(0.01)	0.12	0.10	0.14	0.59	0.13

Less Distributions:
From net investment income	(0.14)	(0.23)	(0.21)	(0.20)	(0.23)	(0.31)
From net capital gains	—	—	(0.15)	(0.12)	(0.03)	(0.06)

Total Distributions	(0.14)	(0.23)	(0.36)	(0.32)	(0.26)	(0.37)

Net Asset Value, End of Period	$10.31	$10.46	$10.57	$10.83	$11.01	$10.68

Total Return	(0.05)%[2]	1.17%	0.93%	1.31%	5.54%	1.29%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$41,314,079	$47,327,297	$49,013,553	$46,277,563	$40,277,552	$16,023,118
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.46%[3]	0.44%	0.44%	0.43%	0.44%	0.40%
After expense waivers and reimbursements	0.46%[3]	0.44%	0.44%	0.43%	0.44%	0.40%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	2.78%[3]	2.19%	1.94%	1.87%	1.94%	2.90%
Portfolio Turnover Rate	99%[2]	291%	313%	303%	246%	255%

[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Annualized.

See accompanying notes to financial statements.

Semi-Annual Report September 2018 / 224

Metropolitan West Funds

Financial Highlights

	TOTAL RETURN BOND FUND ADMINISTRATIVE CLASS
	SIX MONTHS ENDED SEPTEMBER 30, 2018 (UNAUDITED)	YEAR ENDED MARCH 31, 2018	YEAR ENDED MARCH 31, 2017	YEAR ENDED MARCH 31, 2016	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2014
Net Asset Value, Beginning of Period	$10.47	$10.58	$10.84	$11.02	$10.68	$10.93

Income from Investment Operations:
Net investment income[1]	0.13	0.20	0.17	0.16	0.16	0.26
Net realized and unrealized gain/(loss)	(0.15)	(0.11)	(0.11)	(0.06)	0.40	(0.18)

Total Income from Investment Operations	(0.02)	0.09	0.06	0.10	0.56	0.08

Less Distributions:
From net investment income	(0.13)	(0.20)	(0.17)	(0.16)	(0.19)	(0.27)
From net capital gains	—	—	(0.15)	(0.12)	(0.03)	(0.06)

Total Distributions	(0.13)	(0.20)	(0.32)	(0.28)	(0.22)	(0.33)

Net Asset Value, End of Period	$10.32	$10.47	$10.58	$10.84	$11.02	$10.68

Total Return	(0.21)%[2]	0.83%	0.59%	0.96%	5.25%	0.79%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$926,081	$975,897	$768,125	$291,168	$281,479	$39,430
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.78%[3]	0.78%	0.78%	0.78%	0.80%	0.81%
After expense waivers and reimbursements	0.78%[3]	0.78%	0.78%	0.78%	0.80%	0.81%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	2.46%[3]	1.87%	1.62%	1.51%	1.45%	2.47%
Portfolio Turnover Rate	99%[2]	291%	313%	303%	246%	255%

[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Annualized.

See accompanying notes to financial statements.

225 / Semi-Annual Report September 2018

Metropolitan West Funds

Financial Highlights

	TOTAL RETURN BOND FUND PLAN CLASS
	SIX MONTHS ENDED SEPTEMBER 30, 2018 (UNAUDITED)	YEAR ENDED MARCH 31, 2018	YEAR ENDED MARCH 31, 2017	YEAR ENDED MARCH 31, 2016	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2014
Net Asset Value, Beginning of Period	$9.84	$9.95	$10.20	$10.38	$10.07	$10.30

Income from Investment Operations:
Net investment income[1]	0.14	0.23	0.20	0.20	0.18	0.29
Net realized and unrealized gain/(loss)	(0.13)	(0.11)	(0.10)	(0.07)	0.38	(0.17)

Total Income from Investment Operations	0.01	0.12	0.10	0.13	0.56	0.12

Less Distributions:
From net investment income	(0.14)	(0.23)	(0.20)	(0.19)	(0.22)	(0.29)
From net capital gains	—	—	(0.15)	(0.12)	(0.03)	(0.06)

Total Distributions	(0.14)	(0.23)	(0.35)	(0.31)	(0.25)	(0.35)

Net Asset Value, End of Period	$9.71	$9.84	$9.95	$10.20	$10.38	$10.07

Total Return	0.11%[2]	1.18%	1.03%	1.33%	5.60%	1.30%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$19,861,230	$18,363,121	$13,687,733	$10,702,029	$7,179,308	$535,236
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.37%[3]	0.37%	0.37%	0.38%	0.40%	0.39%
After expense waivers and reimbursements	0.37%[3]	0.37%	0.37%	0.38%	0.39%	0.39%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	2.88%[3]	2.28%	2.01%	1.93%	1.77%	2.88%
Portfolio Turnover Rate	99%[2]	291%	313%	303%	246%	255%

[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Annualized.

See accompanying notes to financial statements.

Semi-Annual Report September 2018 / 226

Metropolitan West Funds

Financial Highlights

	ULTRA SHORT BOND FUND CLASS M
	SIX MONTHS ENDED SEPTEMBER 30, 2018 (UNAUDITED)	YEAR ENDED MARCH 31, 2018	YEAR ENDED MARCH 31, 2017	YEAR ENDED MARCH 31, 2016	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2014
Net Asset Value, Beginning of Period	$4.25	$4.27	$4.27	$4.29	$4.30	$4.31

Income from Investment Operations:
Net investment income[1]	0.04	0.05	0.04	0.03	0.03	0.04
Net realized and unrealized gain/(loss)	(0.01)	(0.02)	0.01	(0.02)	(0.01)	(0.01)

Total Income from Investment Operations	0.03	0.03	0.05	0.01	0.02	0.03

Less Distributions:
From net investment income	(0.04)	(0.05)	(0.04)	(0.03)	(0.03)	(0.04)
From net capital gains	—	—	(0.01)	—	—	—

Total Distributions	(0.04)	(0.05)	(0.05)	(0.03)	(0.03)	(0.04)

Net Asset Value, End of Period	$4.24	$4.25	$4.27	$4.27	$4.29	$4.30

Total Return	0.69%[2]	0.68%	1.14%	0.18%	0.42%	0.74%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$38,915	$50,777	$66,238	$78,212	$69,868	$97,090
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.74%[3]	0.69%	0.67%	0.68%	0.65%	0.60%
After expense waivers and reimbursements	0.50%[3]	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	1.83%[3]	1.14%	0.97%	0.66%	0.63%	0.92%
Portfolio Turnover Rate	80%[2]	183%	63%	37%	16%	31%

[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Annualized.

See accompanying notes to financial statements.

227 / Semi-Annual Report September 2018

Metropolitan West Funds

Financial Highlights

	ULTRA SHORT BOND FUND CLASS I
	SIX MONTHS ENDED SEPTEMBER 30, 2018 (UNAUDITED)	YEAR ENDED MARCH 31, 2018	YEAR ENDED MARCH 31, 2017	YEAR ENDED MARCH 31, 2016	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2014
Net Asset Value, Beginning of Period	$4.26	$4.27	$4.28	$4.30	$4.31	$4.32

Income from Investment Operations:
Net investment income[1]	0.04	0.06	0.05	0.04	0.03	0.05
Net realized and unrealized gain/(loss)	(0.01)	(0.01)	(0.00)[2]	(0.03)	(0.00)[2]	(0.01)

Total Income from Investment Operations	0.03	0.05	0.05	0.01	0.03	0.04

Less Distributions:
From net investment income	(0.04)	(0.06)	(0.05)	(0.03)	(0.04)	(0.05)
From net capital gains	—	—	(0.01)	—	—	—

Total Distributions	(0.04)	(0.06)	(0.06)	(0.03)	(0.04)	(0.05)

Net Asset Value, End of Period	$4.25	$4.26	$4.27	$4.28	$4.30	$4.31

Total Return	0.77%[3]	1.08%	1.06%	0.34%	0.59%	0.90%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$72,563	$68,698	$70,744	$74,751	$80,530	$100,622
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.56%[4]	0.52%	0.49%	0.50%	0.46%	0.43%
After expense waivers and reimbursements	0.34%[4]	0.34%	0.34%	0.34%	0.34%	0.34%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	2.00%[4]	1.30%	1.13%	0.83%	0.79%	1.09%
Portfolio Turnover Rate	80%[3]	183%	63%	37%	16%	31%

[1]	Per share numbers have been calculated using the average share method.
[2]	Amount is greater than $(0.005) per share.
[3]	Non-Annualized.
[4]	Annualized.

See accompanying notes to financial statements.

Semi-Annual Report September 2018 / 228

Metropolitan West Funds

Financial Highlights

	UNCONSTRAINED BOND FUND CLASS M
	SIX MONTHS ENDED SEPTEMBER 30, 2018 (UNAUDITED)	YEAR ENDED MARCH 31, 2018	YEAR ENDED MARCH 31, 2017	YEAR ENDED MARCH 31, 2016	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2014
Net Asset Value, Beginning of Period	$11.83	$11.90	$11.72	$11.95	$11.87	$11.81

Income from Investment Operations:
Net investment income[1]	0.20	0.29	0.25	0.23	0.21	0.29
Net realized and unrealized gain/(loss)	(0.07)	(0.03)	0.22	(0.23)	0.08	0.07

Total Income/(Loss) from Investment Operations	0.13	0.26	0.47	—	0.29	0.36

Less Distributions:
From net investment income	(0.20)	(0.31)	(0.25)	(0.23)	(0.21)	(0.29)
From net capital gains	—	(0.02)	(0.04)	—	—	(0.01)

Total Distributions	(0.20)	(0.33)	(0.29)	(0.23)	(0.21)	(0.30)

Net Asset Value, End of Period	$11.76	$11.83	$11.90	$11.72	$11.95	$11.87

Total Return	1.10%[2]	2.18%	4.11%	(0.02)%	2.47%	3.09%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$518,366	$642,999	$1,460,884	$827,053	$738,090	$305,872
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	1.15%[3]	1.05%	1.04%[4]	1.04%	1.04%	1.04%
After expense waivers and reimbursements	1.04%[3]	1.04%	1.04%	1.04%	1.03%	0.99%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	3.33%[3]	2.39%	2.13%	1.95%	1.76%	2.46%
Portfolio Turnover Rate	19%[2]	62%	33%	23%	18%	38%

[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Annualized.
[4]	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the ratio would have been 1.02%.

See accompanying notes to financial statements.

229 / Semi-Annual Report September 2018

Metropolitan West Funds

Financial Highlights

	UNCONSTRAINED BOND FUND CLASS I
	SIX MONTHS ENDED SEPTEMBER 30, 2018 (UNAUDITED)	YEAR ENDED MARCH 31, 2018	YEAR ENDED MARCH 31, 2017	YEAR ENDED MARCH 31, 2016	YEAR ENDED MARCH 31, 2015	YEAR ENDED MARCH 31, 2014
Net Asset Value, Beginning of Period	$11.82	$11.89	$11.71	$11.94	$11.86	$11.80

Income from Investment Operations:
Net investment income[1]	0.21	0.33	0.29	0.27	0.24	0.32
Net realized and unrealized gain/(loss)	(0.06)	(0.04)	0.22	(0.24)	0.08	0.07

Total Income from Investment Operations	0.15	0.29	0.51	0.03	0.32	0.39

Less Distributions:
From net investment income	(0.22)	(0.34)	(0.29)	(0.26)	(0.24)	(0.32)
From net capital gains	—	(0.02)	(0.04)	—	—	(0.01)

Total Distributions	(0.22)	(0.36)	(0.33)	(0.26)	(0.24)	(0.33)

Net Asset Value, End of Period	$11.75	$11.82	$11.89	$11.71	$11.94	$11.86

Total Return	1.25%[2]	2.49%	4.43%	0.29%	2.72%	3.34%

Ratios/Supplemental Data:
Net Assets, end of period (in thousands)	$2,596,249	$2,627,294	$1,996,550	$1,395,583	$1,299,022	$412,757
Ratio of Expenses to Average Net Assets
Before expense waivers and reimbursements	0.75%[3]	0.73%	0.73%	0.73%	0.79%[4]	0.78%
After expense waivers and reimbursements	0.75%[3]	0.73%	0.73%	0.73%	0.79%	0.75%
Ratio of Net Investment Income to Average Net Assets
After expense waivers and reimbursements	3.63%[3]	2.77%	2.46%	2.25%	2.00%	2.70%
Portfolio Turnover Rate	19%[2]	62%	33%	23%	18%	38%

[1]	Per share numbers have been calculated using the average share method.
[2]	Non-Annualized.
[3]	Annualized.
[4]	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the ratio would have been 0.76%.

See accompanying notes to financial statements.

Semi-Annual Report September 2018 / 230

Notes to Financial Statements

September 30, 2018 (Unaudited)

1.	SUMMARY OF ORGANIZATION

The Metropolitan West Funds (the “Trust”) is an open-end management investment company organized as a Delaware statutory trust on December 9, 1996 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Metropolitan West Asset Management, LLC (the “Adviser”), a federally registered investment adviser, provides the Funds (as defined below) with investment management services. The Trust currently consists of eleven separate portfolios (each a “Fund” and collectively, the “Funds”): MetropolitanWestAlphaTrak 500 Fund (the “AlphaTrak 500 Fund”), MetropolitanWest Corporate Bond Fund (the “Corporate Bond Fund”), Metropolitan West Floating Rate Income Fund (the “Floating Rate Income Fund”), Metropolitan West High Yield Bond Fund (the “High Yield Bond Fund”), Metropolitan West Intermediate Bond Fund (the “Intermediate Bond Fund”), Metropolitan West Investment Grade Credit Fund (the “Investment Grade Credit Fund”), Metropolitan West Low Duration Bond Fund (the “Low Duration Bond Fund”), Metropolitan West Strategic Income Fund (the “Strategic Income Fund”), Metropolitan West Total Return Bond Fund (the “Total Return Bond Fund”), Metropolitan West Ultra Short Bond Fund (the “Ultra Short Bond Fund”) and Metropolitan West Unconstrained Bond Fund (the “Unconstrained Bond Fund”). The AlphaTrak 500 Fund commenced investment operations on June 29, 1998 with Class M shares. The Corporate Bond Fund commenced investment operation on June 29, 2018 with Class M and Class I shares. The Floating Rate Income Fund commenced investment operation on June 28, 2013 with Class M and Class I shares. The High Yield Bond Fund commenced investment operations on September 30, 2002 with Class M shares. Class I was added on March 31, 2003. The Intermediate Bond Fund commenced investment operations on June 28, 2002 with the Class I shares. Class M was added on June 30, 2004. The Investment Grade Credit Fund commenced investment operation on June 29, 2018 with Class M and Class I shares. The Low Duration Bond Fund commenced investment operations on March 31, 1997 with the Class M shares. Class I was added on March 31, 2000, and the Administrative Class was added on September 22, 2009. The Strategic Income Fund commenced investment operations on June 30, 2003 with Class M shares. Class I was added on March 31, 2004. The Total Return Bond Fund commenced investment operations on March 31, 1997 with the Class M shares. Class I was added on March 31, 2000; Administrative Class was added on December 18, 2009; and the Plan Class added on July 31, 2011. The Ultra Short Bond Fund commenced investment operations on June 30, 2003 with the Class M shares. Class I was added on July 31, 2004. The Unconstrained Bond Fund commenced investment operations on September 30, 2011 with Class M and Class I shares. Each Fund is an investment company following the accounting and reporting guidance in Financial Accounting Standards Board (the “FASB”) Accounting Standards Codification (the “ASC”) No. 946, Financial Services – Investment Companies.

The AlphaTrak 500 Fund seeks to achieve a total return that exceeds the total return of the Standard & Poor’s 500 Index (the “S&P 500 Index”). The Fund combines non-leveraged investments in S&P 500 Index futures contracts and/or swaps with a diversified portfolio of fixed-income securities of varying maturities with a portfolio duration of up to three years. The Fund’s dollar-weighted average maturity is up to five years.

The Corporate Bond Fund seeks to maximize long-term total return, by investing, under normal circumstances, at least 80% of its assets, which includes borrowings for investment purposes, in a diversified portfolio of corporate debt instruments of varying maturities issued by U.S. and foreign corporations domiciled in developed market and emerging market countries. There is no limit on the weighted average maturity of the Fund’s portfolio, and the Fund’s average portfolio duration is expected, but not required, to vary from three to nine years.

The Floating Rate Income Fund seeks primarily to maximize current income with a secondary objective of long term capital appreciation, by investing normally at least 80% of its net assets, which includes borrowings for investment purposes, in floating rate investments and in investments that are the economic equivalent of floating rate investments. The Fund’s portfolio securities may have any duration or maturity.

The High Yield Bond Fund seeks to maximize long-term total return consistent with preservation of capital. This Fund invests in a diversified portfolio of high-yield, fixed-income securities of varying maturities with a portfolio duration of two to eight years. The Fund’s dollar-weighted average maturity is expected to range from two to fifteen years.

The Intermediate Bond Fund seeks to maximize current income, consistent with preservation of capital. This Fund invests in a diversified portfolio of fixed-income securities of varying maturities with a portfolio duration of one to six years. The Fund’s dollar-weighted average maturity is expected to range from three to seven years.

The Investment Grade Credit Fund seeks to maximize long-term total return. This Fund invests in a diversified portfolio of investment grade fixed-income securities of varying maturities. There is no limit on the weighted average maturity of the Fund’s portfolio, and the Fund’s average portfolio duration is expected, but not required, to vary from two to eight years.

231 / Semi-Annual Report September 2018

Notes to Financial Statements (Continued)

The Low Duration Bond Fund seeks to maximize current income, consistent with preservation of capital. This Fund invests in a diversified portfolio of fixed-income securities of varying maturities with a portfolio duration of up to three years. The Fund’s dollar-weighted average maturity is expected to range from one to five years.

The Strategic Income Fund seeks to maximize long-term total return without tracking any particular markets or indices. This Fund uses techniques intended to provide absolute (positive) returns in all markets by employing a strategy intended to produce high income while exploiting disparities or inefficiencies in markets. The Fund focuses on inefficiencies related to secured or asset-backed debt compared with unsecured and subordinated debt or equity of companies and issuers. Additionally, the Fund focuses on longer-term cyclical anomalies in the fixed income markets to both enhance yield and realize potential price appreciation. These anomalies include shifts in the portfolio’s duration, yield curve anomalies, and sector- and issue-specific dislocations.

The Total Return Bond Fund seeks to maximize long-term total return. This Fund invests in a diversified portfolio of fixed-income securities of varying maturities with a portfolio duration of two to eight years. The Fund’s dollar-weighted average maturity is expected to range from two to fifteen years.

The Ultra Short Bond Fund seeks to maximize current income, consistent with preservation of capital. This Fund invests in a diversified portfolio of fixed-income securities of varying maturities with a portfolio duration of up to one year. The Fund’s dollar-weighted average portfolio maturity normally exceeds one year.

The Unconstrained Bond Fund seeks to provide investors with positive long-term returns irrespective of general securities market conditions. The Fund intends to pursue its objective by utilizing a flexible investment approach that allocates investments across a range of global investment opportunities related to credit, currencies and interest rates. There is no limit on the weighted average maturity of the Fund’s portfolio, and the average portfolio duration of the fixed-income portion of the Fund’s portfolio is expected to vary from negative three (-3) years to positive eight (8) years.

Basis of Consolidation:

The accompanying consolidated financial statements include the account of Metropolitan West HY Sub I, LLC (the “U.S. Subsidiary”), which is wholly owned taxable subsidiary of the High Yield Bond Fund. The U.S. Subsidiary enables the High Yield Bond Fund to hold investments in operating companies and satisfy regulated investment company tax requirements. Income earned and gains realized on the investments held by the U.S. Subsidiary are taxable to such subsidiary. A tax provision for income, if any, is shown as income tax in the Consolidated Statements of Operations for the High Yield Bond Fund. A tax provision for realized and unrealized gains, if any, is included as a reduction of realized and/or unrealized gain (loss) in the Consolidated Statements of Operations for the High Yield Bond Fund. The High Yield Bond Fund may invest up to 25% of its total assets in the U.S. Subsidiary. Intercompany accounts and transactions have been eliminated. The U.S. Subsidiary is subject to the same investment policies and restrictions that apply to the High Yield Bond Fund.

A more complete description of the objectives and strategies of each of the Funds can be found in the Prospectuses and the Statement of Additional Information, which can be obtained at www.tcw.com or by calling (800) 241-4671.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust:

Net Asset Value:

The Net Asset Value (“NAV”) of each class of a Fund is determined by dividing the net assets attributable to each class of shares of the Fund by the number of issued and outstanding shares of the class of the Fund on each business day as of 4 p.m. ET.

Security Valuation:

Fixed-income securities for which market quotations are readily available are valued at prices as provided by independent pricing vendors or broker quotes. The Funds receive pricing information from independent pricing vendors approved by the Board of Trustees (the “Board” or the “Board of Trustees”). Securities with a demand feature exercisable within one to seven days are valued at par. The Funds also use a benchmark pricing system to the extent vendors’ prices for their securities are either inaccurate (such as when the reported prices are different from recent known market transactions) or are not available from another pricing source. For a security priced using this system, the Adviser initially selects a proxy composed of a relevant security (i.e., U.S. Treasury Note) or benchmark (e.g., LIBOR) and a multiplier, divisor or margin that the Adviser believes would together best reflect changes in the market value of the security. The value of the security changes daily based on changes to the market price of the assigned benchmark. The benchmark pricing system is continuously reviewed by the Adviser and implemented according to the pricing policy reviewed by the Board. S&P 500 Index futures contracts are valued at the first sale price after 4 p.m. ET on the Chicago Mercantile Exchange. All other futures

Semi-Annual Report September 2018 / 232

Notes to Financial Statements (Continued)

contracts are valued at the official settlement price of the exchange where it is traded. Equity securities, including depository receipts, are valued at the last reported sale price or the market’s closing price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the average of the bid and asked prices. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the Adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Equity options are valued at the average of the bid and asked prices. Securities and other assets that cannot be valued as described above will be valued at their fair value as determined by the Adviser under guidelines established by and under the general supervision and responsibility of the Board.

Investments in registered open-ended investment companies, including those classified as money market funds, are valued based upon the reported NAV of such investments.

Fair value methods approved by the Board of Trustees include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the investments are purchased and sold. These securities are either categorized as Level 2 or 3 depending on the relevant inputs used. In the event that the security or asset cannot be valued pursuant to one of the valuation methods established by the Board, the value of the security or asset will be determined in good faith by the Pricing Committee of the Board, generally based upon recommendation provided by the Adviser. When the Funds use these fair valuation methods applied by the Adviser that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Board or persons acting at their direction believe accurately reflect fair value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Funds cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Funds could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Funds may differ from the value that would be realized if the securities were sold.

Foreign Currency Translation:

The books and records of each Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, and other assets and liabilities stated in foreign currencies, are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) in the Statements of Operations. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains and losses included in realized and unrealized gains and losses are reclassified to ordinary income for federal income tax purposes.

Foreign Taxes:

The Funds may be subject to withholding taxes on income and capital gains imposed by certain countries in which they invest. The withholding tax on income is netted against the income accrued or received. Any reclaimable taxes are recorded as income. The withholding tax on realized or unrealized gain is recorded as a liability.

Securities and Derivatives Transactions and Investment Income:

Securities transactions are accounted for no later than the first NAV calculation on the first business day following the trade date. However, for financial reporting purposes, portfolio securities transactions are reported on the trade date. Cost is determined and gains and losses are based on the first-in, first-out method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Discounts, including original issue discount, and premiums on securities are amortized using the effective interest method.

Distributions to Shareholders:

Distributions to shareholders are recorded on the ex-dividend date. The Funds (except the AlphaTrak 500 Fund) expect to declare dividends daily and pay them monthly to shareholders. The AlphaTrak 500 Fund expects to declare and pay dividends to shareholders quarterly. Distributions of net capital gains, if any, will be made at least annually. The Board may determine to declare and make distributions more or less frequently.

233 / Semi-Annual Report September 2018

Notes to Financial Statements (Continued)

Federal Income Taxation:

It is each Fund’s policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three and four fiscal years, respectively.

As of and during the six months ended September 30, 2018, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year, the Funds did not incur any interest or penalties.

Cash and cash equivalents:

The Trust has defined cash and cash equivalents as cash which can be in interest-bearing accounts. The Funds also maintain cash in bank account deposits that, at times, may exceed federally insured limits. The Funds have not experienced any losses in any such accounts.

Use of estimates:

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Fair Value Measurements:

Various inputs are used in determining the fair value of investments, which are as follows:

* Level 1 - unadjusted quoted prices in active markets for identical securities

* Level 2 -	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

* Level 3 - significant unobservable inputs that are not corroborated by observable market data

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Money market funds. Money market funds are open-ended mutual funds that invest in short-term debt securities. To the extent that these funds are valued based upon the reported NAV, they are categorized in Level 1 of the fair value hierarchy.

Short-term investments. Short-term investments (commercial paper and repurchase agreements) are valued using market price quotations, and are reflected as Level 2 of the fair value hierarchy.

Semi-Annual Report September 2018 / 234

Notes to Financial Statements (Continued)

Equity securities. Securities such as common stocks and warrants are generally valued based on quoted prices from the applicable exchange. To the extent these securities are actively traded, valuation adjustments are not applied and they are categorized in Level 1 of the fair value hierarchy. Restricted securities issued by publicly held companies are valued at a discount to similar publicly traded securities and may be categorized as Level 2 of the fair value hierarchy to the extent that the discount is considered to be insignificant to the fair value measurement in its entirety, otherwise they may be categorized as Level 3. Restricted securities held in non-public entities are included in Level 3 of the fair value hierarchy because they trade infrequently, and therefore, the inputs are unobservable.

Corporate bonds. The fair value of corporate bonds is estimated using recently executed transactions, market price quotations (where observable), bond spreads, or credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Corporate bonds are generally categorized in Level 2 of the fair value hierarchy; in instances where prices, spreads, or any of the other aforementioned key inputs are unobservable, they are categorized in Level 3 of the hierarchy.

Asset-backed securities and mortgage-backed securities. The fair value of asset-backed securities and mortgage-backed securities is estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, the prepayment speed assumptions and attributes of the collateral. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy, otherwise they would be categorized as Level 3.

Bank loans. The fair value of bank loans is estimated using recently executed transactions, market price quotations, credit/market events, and cross-asset pricing. Inputs are generally observable market inputs obtained from independent sources. Bank Loans are generally categorized in Level 2 of the fair value hierarchy, unless key inputs are unobservable which would then be in Level 3.

Municipal bonds. Municipal bonds are fair valued based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

U.S. and Foreign government and agency securities. U.S. and Foreign government and agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. Some government securities are actively traded and transparent in the market place. As such, they can be Level 1. Other government and agencies securities are quoted based in similar securities and yields and therefore, would be in Level 2.

Restricted securities. Restricted securities that are deemed to be both Rule 144A securities and illiquid, as well as restricted securities held in non-public entities, are included in Level 3 of the fair value hierarchy because they trade infrequently, and, therefore, the inputs are unobservable. Any other restricted securities are valued at a discount to similar publicly traded securities and may be categorized as Level 2 of the fair value hierarchy to the extent that the discount is considered to be insignificant to the fair value measurement in its entirety, otherwise they may be categorized as Level 3.

Foreign currency contracts. The fair value of foreign currency contracts are derived from indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or by pricing service providers. Depending on the product and the terms of the transaction, the value of financial derivatives can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as indices and exchange rates. Foreign currency contracts are categorized as Level 2 of the fair value hierarchy.

Futures contracts. Futures contracts and options on futures contracts are traded on commodity exchanges and are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied to futures contracts, they are categorized as Level 1. To the extent that valuation adjustments are observable and timely, the fair values of futures contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Options and Swaptions contracts. Exchange listed options contracts are traded on securities exchanges and are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied or mean variation to exchange listed options contracts, they are categorized as Level 1. If valuation adjustments are applied and such adjustments are observable and timely, the fair values of exchange listed options contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3. Options and swaptions contracts traded over the counter (“OTC”) are fair valued based on pricing models and incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable and timely, the fair values of OTC options and swaptions contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Interest rate swaps. Interest rate swaps are fair valued using pricing models that are based on real-time intraday snap shots of relevant interest rate curves that are built using the most actively traded securities for a given maturity. The pricing models also incorporate cash and money market rates. In addition, market data pertaining to interest rate swaps are monitored regularly to ensure that interest rates are properly depicting the current market rate. To the extent that these inputs are observable and timely, the fair values of interest rate swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

235 / Semi-Annual Report September 2018

Notes to Financial Statements (Continued)

Credit default swaps. Credit default swaps are fair valued using pricing models that take into account, among other factors, information received from market makers and broker-dealers, default probabilities from index specific credit spread curves, recovery rates, and cash flows. To the extent that these inputs are observable and timely, the fair values of credit default swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Total return swaps. Total return swaps are fair valued using pricing models that take into account among other factors, index spread curves, nominal values, modified duration values and cash flows. To the extent that these inputs are observable and timely, the fair values of total return swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

As of September 30, 2018, Level 3 securities consist of certain asset-backed and mortgage-backed securities, bank loans, common stocks, corporate bonds and warrants.

The summary of inputs used to value each Fund’s investments and other financial instruments carried at fair value September 30, 2018 is as follows:

ALPHATRAK 500 FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities

Assets
Short-Term Investments:
Money Market Funds	$ 221,000	$ —	$ —	$ 221,000
U.S. Treasury Bills	2,134,488	—	—	2,134,488
Long-Term Investments:
Asset-Backed Securities	—	1,466,247	—	1,466,247
Bank Loans	—	17,054	6,819	23,873
Corporates	—	7,328,529	—	7,328,529
Mortgage-Backed	—	5,796,867	228,573	6,025,440
Mutual Funds	499,166	—	—	499,166
U.S. Treasury Securities	730,640	—	—	730,640

Other Financial Instruments *

Assets:
Equity contracts	233,101	—	—	233,101

Total	$3,818,395	$14,608,697	$235,392	$18,662,484

*Other financial instruments include futures. Equity contracts include futures.

Semi-Annual Report September 2018 / 236

Notes to Financial Statements (Continued)

CORPORATE BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities

Assets
Short-Term Investments:
Money Market Funds	$14,000	$—	$—	$14,000
U.S. Treasury Bills	129,791	—	—	129,791
Long-Term Investments:
Corporates	—	1,594,022	—	1,594,022
Mortgage-Backed	—	188,429	75,887	264,316
Municipal Bonds	—	16,302	—	16,302
U.S. Treasury Securities	14,950	—	—	14,950

Other Financial Instruments *

Liabilities:
Interest rate contracts	(2,438)	—	—	(2,438)

Total	$156,303	$1,798,753	$75,887	$2,030,943

*Other financial instruments include futures. Interest rate contracts include futures.

FLOATING RATE INCOME FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities

Assets
Short-Term Investments:
Foreign Government Obligations	$—	$7,440,085	$—	$7,440,085
Money Market Funds	3,979,000	—	—	3,979,000
U.S. Treasury Bills	18,596,762	—	—	18,596,762
Long-Term Investments:
Bank Loans	—	240,333,263	3,862,657	244,195,920
Corporates	—	13,140,668	—	13,140,668
Municipal Bonds	—	426,476	—	426,476

Other Financial Instruments *

Assets:
Foreign currency exchange contracts	—	174,271	—	174,271

Total	$22,575,762	$261,514,763	$3,862,657	$287,953,182

*Other financial instruments include foreign currency exchange contracts.

237 / Semi-Annual Report September 2018

Notes to Financial Statements (Continued)

HIGH YIELD BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities

Assets
Short-Term Investments:
Money Market Funds	$21,372,000	$ —	$ —	$ 21,372,000
U.S. Agency Discount Notes	—	4,099,523	—	4,099,523
U.S. Treasury Bills	34,649,247	—	—	34,649,247
Long-Term Investments:
Bank Loans	—	75,502,641	444,142	75,946,783
Common Stock	—	—	4,625,508	4,625,508
Corporates	—	357,736,686	1,328,167	359,064,853
Mortgage-Backed	—	253,151	—	253,151
Warrant	—	—	83,507	83,507

Other Financial Instruments *
Assets:
Interest rate contracts	70,123	—	—	70,123
Liabilities:
Credit contracts	—	(80,188)	—	(80,188)
Interest rate contracts	(486,397)	—	—	(486,397)

Total	$ 55,604,973	$ 437,511,813	$ 6,481,324	$ 499,598,110

*Other financial instruments include swap contracts and futures. Credit contracts include credit default swaps. Interest rate contracts include futures.

Semi-Annual Report September 2018 / 238

Notes to Financial Statements (Continued)

INTERMEDIATE BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities

Assets
Short-Term Investments:
Foreign Government Obligations	$ —	$ 8,146,934	$ —	$ 8,146,934
Money Market Funds	41,374,018	—	—	41,374,018
U.S. Agency Discount Notes	—	10,298,803	—	10,298,803
U.S. Treasury Bills	6,314,502	—	—	6,314,502
Long-Term Investments:
Asset-Backed Securities	—	52,866,072	—	52,866,072
Bank Loans	—	4,049,403	290,928	4,340,331
Common Stock	—	—	68,119	68,119
Corporates	—	269,258,829	—	269,258,829
Mortgage-Backed	—	110,101,049	—	110,101,049
Municipal Bonds	—	13,286,667	—	13,286,667
U.S. Treasury Securities	204,256,155	—	—	204,256,155

Other Financial Instruments *

Assets:
Foreign currency exchange contracts	—	141,442	—	141,442
Interest rate contracts	102,700	—	—	102,700
Liabilities:
Interest rate contracts	(877,943)	—	—	(877,943)

Total	$251,169,432	$468,149,199	$359,047	$719,677,678

*Other financial instruments include foreign currency exchange contracts and futures. Interest rate contracts include futures.

239 / Semi-Annual Report September 2018

Notes to Financial Statements (Continued)

INVESTMENT GRADE CREDIT FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities
Assets
Short-Term Investments:
Money Market Funds	$245,000	$ —	$ —	$ 245,000
U.S. Treasury Bills	26,884	—	—	26,884
Long-Term Investments:
Asset-Backed Securities	—	433,018	—	433,018
Corporates	—	2,510,421	—	2,510,421
Mortgage-Backed	—	2,366,870	157,961	2,524,831
Municipal Bonds	—	10,253	—	10,253
U.S. Treasury Securities	4,983	—	—	4,983

Other Financial Instruments *
Assets:
Interest rate contracts	1,139	—	—	1,139
Liabilities:
Interest rate contracts	(8,345)	—	—	(8,345)

Total	$269,661	$5,320,562	$157,961	$5,748,184

*Other financial instruments include futures. Interest rate contracts include futures.

Semi-Annual Report September 2018 / 240

Notes to Financial Statements (Continued)

LOW DURATION BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities
Assets
Short-Term Investments:
Foreign Government Obligations	$ —	$ 65,641,739	$ —	$ 65,641,739
Money Market Funds	78,638,044	—	—	78,638,044
U.S. Treasury Bills	41,424,146	—	—	41,424,146
Long-Term Investments:
Asset-Backed Securities	—	140,537,330	—	140,537,330
Bank Loans	—	11,709,466	2,307,112	14,016,578
Common Stock	—	—	905,259	905,259
Corporates	—	847,088,427	—	847,088,427
Mortgage-Backed	—	673,224,301	2,158,656	675,382,957
Municipal Bonds	—	608,640	—	608,640
Purchased Swaptions	—	28,932	—	28,932
U.S. Treasury Securities	542,210,184	—	—	542,210,184

Other Financial Instruments *
Assets:
Foreign currency exchange contracts	—	1,933,865	—	1,933,865
Interest rate contracts	353,046	—	—	353,046
Liabilities:
Interest rate contracts	(5,059,973)	(11,109)	—	(5,071,082)

Total	$657,565,447	$1,740,761,591	$5,371,027	$2,403,698,065

*Other financial instruments include foreign currency exchange contracts, futures and written swaptions. Interest rate contracts include futures and written swaptions.

241 / Semi-Annual Report September 2018

Notes to Financial Statements (Continued)

STRATEGIC INCOME FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities
Assets
Short-Term Investments:
Money Market Funds	$884,000	$—	$—	$884,000
U.S. Treasury Bills	1,678,578	—	—	1,678,578
Long-Term Investments:
Asset-Backed Securities	—	11,620,362	139,588	11,759,950
Corporates	—	32,189,869	—	32,189,869
Mortgage-Backed	—	43,490,001	452,463	43,942,464
Municipal Bonds	—	878,678	—	878,678

Other Financial Instruments *
Assets:
Interest rate contracts	40,328	—	—	40,328

Total	$2,602,906	$88,178,910	$592,051	$91,373,867

*Other financial instruments include futures. Interest rate contracts include futures.

Semi-Annual Report September 2018 / 242

Notes to Financial Statements (Continued)

TOTAL RETURN BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities
Assets
Short-Term Investments:
Foreign Government Obligations	$—	$1,116,322,368	$—	$1,116,322,368
Money Market Funds	3,282,468,024	—	—	3,282,468,024
U.S. Agency Discount Notes	—	600,002,904	—	600,002,904
U.S. Treasury Bills	1,013,607,430	—	—	1,013,607,430
Long-Term Investments:
Asset-Backed Securities	—	4,040,528,911	9,292,657	4,049,821,568
Bank Loans	—	609,724,094	11,499,505	621,223,599
Common Stock	1,886,825	—	10,035,975	11,922,800
Corporates	—	24,222,879,171	20,913,988	24,243,793,159
Foreign Government Obligations	—	45,981,137	—	45,981,137
Mortgage-Backed	—	29,303,078,531	15,440,508	29,318,519,039
Municipal Bonds	—	489,979,353	—	489,979,353
Purchased Options - Exchange Traded	9,250,000	—	—	9,250,000
U.S. Treasury Securities	13,550,084,097	218,422,895	—	13,768,506,992

Other Financial Instruments *
Assets:
Foreign currency exchange contracts	—	9,384,932	—	9,384,932
Interest rate contracts	17,813,373	—	—	17,813,373
Liabilities:
Foreign currency exchange contracts	—	(6,554)	—	(6,554)
Interest rate contracts	(91,953,740)	—	—	(91,953,740)

Total	$17,783,156,009	$60,656,297,742	$67,182,633	$78,506,636,384

*Other financial instruments include foreign currency exchange contracts, futures and written options. Interest rate contracts include futures and written options.

243 / Semi-Annual Report September 2018

Notes to Financial Statements (Continued)

ULTRA SHORT BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities
Assets
Short-Term Investments:
Money Market Funds	$4,743,000	$—	$—	$4,743,000
U.S. Agency Discount Notes	—	1,145,881	—	1,145,881
U.S. Treasury Bills	10,258,912	—	—	10,258,912
Long-Term Investments:
Asset-Backed Securities	—	2,585,895	—	2,585,895
Corporates	—	28,315,010	—	28,315,010
Mortgage-Backed	—	41,125,834	25,531	41,151,365
U.S. Treasury Securities	26,149,821	—	—	26,149,821

Other Financial Instruments *
Liabilities:
Interest rate contracts	(26,401)	—	—	(26,401)

Total	$41,125,332	$73,172,620	$25,531	$114,323,483

*Other financial instruments include futures. Interest contracts include futures.

Semi-Annual Report September 2018 / 244

Notes to Financial Statements (Continued)

UNCONSTRAINED BOND FUND	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments in Securities
Assets
Short-Term Investments:
Money Market Funds	$30,549,001	$—	$ —	$30,549,001
U.S. Agency Discount Notes	—	54,910,185	—	54,910,185
U.S. Treasury Bills	2,057,113	—	—	2,057,113
Long-Term Investments:
Asset-Backed Securities	—	448,443,701	—	448,443,701
Bank Loans	—	20,661,379	2,604,491	23,265,870
Common Stock	—	—	953,887	953,887
Corporates	—	1,085,090,354	2,972,820	1,088,063,174
Foreign Government Obligations	—	50,912,145	—	50,912,145
Mortgage-Backed	—	1,400,756,656	118,513	1,400,875,169
Municipal Bonds	—	19,735,336	—	19,735,336

Other Financial Instruments *
Assets:
Interest rate contracts	2,801,211	—	—	2,801,211
Liabilities:
Interest rate contracts	(1,610,506)	—	—	(1,610,506)

Total	$33,796,819	$3,080,509,756	$6,649,711	$3,120,956,286

*Other financial instruments include futures. Interest rate contracts include futures.

245 / Semi-Annual Report September 2018

Notes to Financial Statements (Continued)

Certain of the Funds’ investments are categorized as Level 3 investments with values derived utilizing prices from prior transactions or third party pricing information without adjustment for which such inputs are unobservable. A significant change in the unobservable inputs could result in a significantly lower or higher value in such Level 3 investments.

For the six months ended September 30, 2018, a reconciliation of Level 3 investments is presented when the Fund had a significant amount of 1evel 3 investments at the beginning and/or end of the period in relation to net assets. The following tables are a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

ALPHATRAK 500 FUND	BANK LOANS	MORTGAGE-BACKED SECURITIES

Balance as of April 1, 2018	$32,613	$77,800
Accrued discounts/premiums	(11)	(5,022)
Realized (loss)	(35)	—
Change in unrealized appreciation/ (depreciation)*	71	(5,081)
Purchases	—	191,829
Sales	(25,819)	—
Transfers into Level 3**	—	—
Transfers out of Level 3**	—	(30,953)

Balance as of September 30, 2018	$6,819	$228,573

* The change in unrealized appreciation/(depreciation) on securities still held at September 30, 2018 was $(4,406) and is included in the related realized gains/(losses) and net change in appreciation/(depreciation) in the Statements of Operations.

** Transfers into and transfers out of level 3 represent the values as of the end of the reporting period. As of March 31, 2018, the Fund used unobservable inputs in determining the value of certain investments. As of September 30, 2018, the Fund used significant observable inputs in determining the value of the same investments. As a result, investments with an end of period value of $30,953 transferred from level 3 to level 2 in the disclosure hierarchy.

CORPORATE BOND FUND	MORTGAGE- BACKED SECURITIES

Balance as of June 29, 2018***	$—
Accrued discounts/premiums	(221)
Realized (loss)	—
Change in unrealized appreciation*	107
Purchases	76,001
Sales	—
Transfers into Level 3**	—
Transfers out of Level 3**	—

Balance as of September 30, 2018	$75,887

* The change in unrealized appreciation/(depreciation) on securities still held at September 30, 2018 was $107 and is included in the related realized gains/(losses) and net change in appreciation/(depreciation) in the Statements of Operations.

** There were no transfers between level 2 and 3 for the period ended September 30, 2018.

*** Commencement of Operations.

Semi-Annual Report September 2018 / 246

Notes to Financial Statements (Continued)

FLOATING RATE INCOME FUND	BANK LOANS

Balance as of April 1, 2018	$5,584,745
Accrued discounts/premiums	3,219
Realized (loss)	(4,958)
Change in unrealized appreciation*	18,761
Purchases	—
Sales	(1,739,110)
Transfers into Level 3**	—
Transfers out of Level 3**	—

Balance as of September 30, 2018	$3,862,657

* The change in unrealized appreciation/(depreciation) on securities still held at September 30, 2018 was $13,779 and is included in the related realized gains/(losses) and net change in appreciation/(depreciation) in the Statements of Operations.

** There were no transfers between level 2 and 3 for the period ended September 30, 2018.

HIGH YIELD BOND FUND	BANK LOANS	COMMON STOCK	CORPORATES	WARRANT

Balance as of April 1, 2018	$3,644,646	$9,106,394	$1,474,110	$83,507
Accrued discounts/premiums	5,880	—	2,701	—
Realized gain/(loss)	(352,825)	—	140,415	—
Change in unrealized appreciation/(depreciation)*	111,977	(4,480,886)	(304,717)	—
Purchases	—	—	347,000	—
Sales	(2,965,536)	—	(687,342)	—
Transfers into Level 3**	—	—	356,000	—
Transfers out of Level 3**	—	—	—	—

Balance as of September 30, 2018	$444,142	$4,625,508	$1,328,167	$83,507

* The change in unrealized appreciation/(depreciation) on securities still held at September 30, 2018 was $(4,411,328) and is included in the related realized gains/(losses) and net change in appreciation/(depreciation) in the Statements of Operations.

** Transfers into and transfers out of level 3 represent the values as of the end of the reporting period. As of March 31, 2018, the Fund used significant observable inputs in determining the value of certain investments. As of September 30, 2018, the Fund used unobservable inputs in determining the value of the same investments. As a result, investments with an end of period value of $356,000 transferred from level 2 to level 3 in the disclosure hierarchy.

247 / Semi-Annual Report September 2018

Notes to Financial Statements (Continued)

INTERMEDIATE BOND FUND	BANK LOANS	COMMON STOCK	MORTGAGE-BACKED SECURITIES

Balance as of April 1, 2018	$1,391,498	$136,238	$402,435
Accrued discounts/ premiums	199	—	(12,584)
Realized gain	574	—	—
Change in unrealized appreciation/ (depreciation)*	257	(68,119)	(44,686)
Purchases	—	—	—
Sales	(1,101,600)	—	—
Transfers into Level 3**	—	—	—
Transfers out of Level 3**	—	—	(345,165)

Balance as of September 30, 2018	$290,928	$68,119	$—

* The change in unrealized appreciation/(depreciation) on securities still held at September 30, 2018 was $(67,862) and is included in the related realized gains/(losses) and net change in appreciation/(depreciation) in the Statements of Operations.

** Transfers into and transfers out of level 3 represent the values as of the end of the reporting period. As of March 31, 2018, the Fund used unobservable inputs in determining the value of certain investments. As of September 30, 2018, the Fund used significant observable inputs in determining the value of the same investments. As a result, investments with an end of period value of $345,165 transferred from level 3 to level 2 in the disclosure hierarchy.

INVESTMENT GRADE CREDIT FUND	MORTGAGE- BACKED SECURITIES

Balance as of June 29, 2018***	$ —
Accrued discounts/premiums	(128)
Realized gain	43,812
Change in unrealized appreciation*	3,281
Purchases	111,334
Sales	(338)
Transfers into Level 3**	—
Transfers out of Level 3**	—

Balance as of September 30, 2018	$157,961

* The change in unrealized appreciation/(depreciation) on securities still held at September 30, 2018 was $3,281 and is included in the related realized gains/(losses) and net change in appreciation/(depreciation) in the Statements of Operations.

** There were no transfers between level 2 and 3 for the period ended September 30, 2018.

*** Commencement of Operations.

Semi-Annual Report September 2018 / 248

Notes to Financial Statements (Continued)

LOW DURATION BOND FUND	BANK LOANS	COMMON STOCK	MORTGAGE-BACKED SECURITIES

Balance as of April 1, 2018	$7,723,606	$1,810,517	$3,501,547
Accrued discounts/premiums	(920)	—	(52,222)
Realized (loss)	(36,651)	—	—
Change in unrealized appreciation/ (depreciation)*	151,242	(905,258)	(335,959)
Purchases	—	—	—
Sales	(5,530,165)	—	—
Transfers into Level 3**	—	—	—
Transfers out of Level 3**	—	—	(954,710)

Balance as of September 30, 2018	$2,307,112	$905,259	$2,158,656

* The change in unrealized appreciation/(depreciation) on securities still held at September 30, 2018 was $(966,311) and is included in the related realized gains/(losses) and net change in appreciation/(depreciation) in the Statements of Operations.

** Transfers into and transfers out of level 3 represent the values as of the end of the reporting period. As of March 31, 2018, the Fund used unobservable inputs in determining the value of certain investments. As of September 30, 2018, the Fund used significant observable inputs in determining the value of the same investments. As a result, investments with an end of period value of $954,710 transferred from level 3 to level 2 in the disclosure hierarchy.

STRATEGIC INCOME FUND	ASSET-BACKED SECURITIES	MORTGAGE- BACKED SECURITIES

Balance as of April 1, 2018	$211,574	$1,238,386
Accrued discounts/premiums	151	6,668
Realized gain	579	—
Change in unrealized (depreciation)*	(21,771)	(184,918)
Purchases	—	276,613
Sales	(50,945)	—
Corporate action	—	—
Transfers into Level 3**	—	—
Transfers out of Level 3**	—	(884,286)

Balance as of September 30, 2018	$139,588	$452,463	***

* The change in unrealized appreciation/(depreciation) on securities still held at September 30, 2018 was $(70,889) and is included in the related realized gains/(losses) and net change in appreciation/(depreciation) in the Statements of Operations.

** Transfers into and transfers out of level 3 represent the values as of the end of the reporting period. As of March 31, 2018, the Fund used unobservable inputs in determining the value of certain investments. As of September 30, 2018, the Fund used significant observable inputs in determining the value of the same investments. As a result, investments with an end of period value of $884,286 transferred from level 3 to level 2 in the disclosure hierarchy.

*** As of September 30, 2018 GreenPoint Mortgage Funding Trust, Series 2006-AR8, Class 1A2A had a $0 market value.

249 / Semi-Annual Report September 2018

Notes to Financial Statements (Continued)

TOTAL RETURN BOND FUND	ASSET-BACKED SECURITIES	BANK LOANS	COMMON STOCK	CORPORATES	MORTGAGE- BACKED SECURITIES

Balance as of April 1, 2018	$10,392,233	$24,876,384	$20,071,951	$23,600,001	$16,652,349
Accrued discounts/premiums	—	33,615	—	(26,903)	(505,317)
Realized (loss)	—	(13,846)	—	—	—
Change in unrealized appreciation/ (depreciation)*	(1,099,576)	536,775	(10,035,976)	(1,325,962)	(702,069)
Purchases	—	(353,122)	—	—	—
Sales	—	(13,580,301)	—	(1,333,148)	—
Transfers into Level 3**	—	—	—	—	—
Transfers out of Level 3**	—	—	—	—	(4,455)

Balance as of September 30, 2018	$9,292,657	$11,499,505	$10,035,975	$20,913,988	$15,440,508 ***

* The change in unrealized appreciation/(depreciation) on securities still held at September 30, 2018 was $(12,647,755) and is included in the related realized gains/(losses) and net change in appreciation/(depreciation) in the Statements of Operations.

** Transfers into and transfers out of level 3 represent the values as of the end of the reporting period. As of March 31, 2018, the Fund used unobservable inputs in determining the value of certain investments. As of September 30, 2018, the Fund used significant observable inputs in determining the value of the same investments. As a result, investments with an end of period value of $4,455 transferred from level 3 to level 2 in the disclosure hierarchy.

*** As of September 30, 2018, GreenPoint Mortgage Funding Trust, Series 2006-AR8, Class 1A2A had a $0 market value.

ULTRA SHORT BOND FUND	MORTGAGE-BACKED SECURITIES

Balance as of April 1, 2018	$31,324
Accrued discounts/premiums	(2,658)
Realized (loss)	—
Change in unrealized (depreciation)*	(3,135)
Purchases	—
Sales	—
Transfers into Level 3**	—
Transfers out of Level 3**	—

Balance as of September 30, 2018	$25,531 ***

* The change in unrealized appreciation/(depreciation) on securities still held at September 30, 2018 was $(3,135) and is included in the related realized gains/(losses) and net change in appreciation/(depreciation) in the Statements of Operations.

** There were no transfers between level 2 and 3 for the period ended September 30, 2018.

*** As of March 31, 2018 and September 30, 2018, MASTR Adjustable Rate Mortgages Trust, Series 2007-2, Class A2 had a $0 market value.

Semi-Annual Report September 2018 / 250

Notes to Financial Statements (Continued)

				MORTGAGE-
UNCONSTRAINED	BANK			BACKED
BOND FUND	LOANS	COMMON STOCK	CORPORATES	SECURITIES

Balance as of April 1, 2018	$5,782,639	$1,907,774	$2,155,066	$38,334,680
Accrued discounts/premiums	5,988	—	(4,276)	(852,867)
Realized (loss)	(117,823)	—	(16,131)	—
Change in unrealized appreciation/ (depreciation)*	354,841	(953,887)	(975,851)	(4,195,159)
Purchases	—	—	—	—
Sales	(3,421,154)	—	(121,738)	—
Transfers into Level 3**	—	—	1,935,750	—
Transfers out of Level 3**	—	—	—	(33,168,141)

Balance as of September 30, 2018	$2,604,491	$953,887	$2,972,820	$118,513 ***

* The change in unrealized appreciation/(depreciation) on securities still held at September 30, 2018 was $(728,933) and is included in the related realized gains/(losses) and net change in appreciation/(depreciation) in the Statements of Operations.

** Transfers into and transfers out of level 3 represent the values as of the end of the reporting period. As of March 31, 2018, the Fund used significant observable inputs in determining the value of certain investments. As of September 30, 2018, the Fund used unobservable inputs in determining the value of the same investments. As a result, investments with an end of period value of $1,935,750 transferred from level 2 to level 3 in the disclosure hierarchy. As of March 31, 2018, the Fund used unobservable inputs in determining the value of certain other investments. As of September 30, 2018, the Fund used significant observable inputs in determining the value of the same investments. As a result, investments with an end of period value of $33,168,141 transferred from level 3 to level 2 in the disclosure hierarchy.

*** As of March 31, 2018 and September 30, 2018, Master Adjustable Rate Mortgages Trust, Series 2007-2, Class A2 had a $0 market value. As of September 30, 2018, GreenPoint Mortgage Funding Trust, Series 2006-AR8, Class 1A2A had a $0 market value.

Significant unobservable valuations inputs for Level 3 investments as of September 30, 2018, are as follows:

	FAIR VALUE	VALUATION	UNOBSERVABLE		WEIGHTED
ALPHATRAK 500 FUND	AT 9/30/18	TECHNIQUE*	INPUT	RANGE	AVERAGE

Bank Loans	$6,819	Third-party Vendor	Vendor Prices	$99.91	$99.91
Mortgage-Backed Securities -
Commercial Mortgage-Backed	$191,759	Third-party Vendor	Vendor Prices	0.90 - 5.00	3.72
Mortgage-Backed Securities-Non
Agency	$36,814	Third-party Vendor	Vendor Prices	1.19	1.19

	FAIR VALUE	VALUATION	UNOBSERVABLE		WEIGHTED
CORPORATE BOND FUND	AT 9/30/18	TECHNIQUE*	INPUT	RANGE	AVERAGE

Mortgage-Backed Securities-
Commercial Mortgage-Backed	$75,887	Third-party Vendor	Vendor Prices	$0.45 - $5.22	$2.34

	FAIR VALUE	VALUATION	UNOBSERVABLE		WEIGHTED
FLOATING RATE INCOME FUND	AT 9/30/18	TECHNIQUE*	INPUT	RANGE	AVERAGE

Bank Loans	$3,862,657	Third-party Vendor	Vendor Prices	$87.50 - $100.67	$96.48

251 / Semi-Annual Report September 2018

Notes to Financial Statements (Continued)

HIGH YIELD BOND FUND	FAIR VALUE AT 9/30/18	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE

Bank Loans	$444,142	Third-party Vendor	Vendor Prices	$87.50	$87.50
Common Stock	$4,625,508	Broker Quote	Offered Quote	6.00 - 51.00	10.06
Corporate Securities	$1,328,167	Third-party Vendor	Vendor Prices	48.88 - 106.88	94.63
Warrant	$83,507	Third-party Vendor	Vendor Prices	5.50 - 6.50	6.37

INTERMEDIATE BOND FUND	FAIR VALUE AT 9/30/18	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE

Bank Loans	$290,928	Third-party Vendor	Vendor Prices	$99.91	$99.91
Common Stock	$68,119	Third-party Vendor	Vendor Prices	8.50	8.50

INVESTMENT GRADE CREDIT FUND	FAIR VALUE AT 9/30/18	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE

Mortgage-Backed Securities-
Commercial Mortgage-Backed	$78,064	Third-party Vendor	Vendor Prices	$0.90 - $3.88	$2.61
Mortgage-Backed Securities-Non-Agency	$79,897	Third-party Vendor	Vendor Prices	80.39	80.39

LOW DURATION BOND FUND	FAIR VALUE AT 9/30/18	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE

Bank Loans	$2,307,112	Third-party Vendor	Vendor Prices	$95.30 - $99.91	$98.03
Common Stock	$905,259	Broker Quote	Offered Quote	8.50	8.50
Mortgage-Backed Securities-Non-Agency	$2,158,656	Third-party Vendor	Vendor Prices	1.77	1.77

STRATEGIC INCOME FUND	FAIR VALUE AT 9/30/18	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE

Asset-Backed Securities	$139,588	Benchmark Pricing	Offered Quote	$8.28 - $31.00	$25.34
Mortgage-Backed Securities-
Commercial Mortgage Backed	$275,166	Third-party Vendor	Vendor Prices	3.50 - 5.05	4.50
Mortgage-Backed Securities-Non-Agency	$177,297	Third-party Vendor	Vendor Prices	0.00 - 10.45	10.45

TOTAL RETURN BOND FUND	FAIR VALUE AT 9/30/18	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE

Asset-Backed Securities	$9,292,657	Benchmark Pricing	Offered Quote	$31.00 - $33.00	$32.13
Bank Loans	$11,499,505	Third-party Vendor	Vendor Prices	96.88 - 99.91	97.84
Common Stock	$10,035,975	Broker Quote	Offered Quote	8.50	8.50
Corporate Securities	$20,913,988	Third-party Vendor	Vendor Prices	107.04	107.04
Mortgage-Backed Securities-Non-Agency	$15,440,508	Third-party Vendor	Vendor Prices	0.00 - 3.21	2.10

ULTRA SHORT BOND FUND	FAIR VALUE AT 9/30/18	VALUATION TECHNIQUE*	UNOBSERVABLE INPUT	RANGE	WEIGHTED AVERAGE

Mortgage-Backed Securities - Non-Agency	$25,531	Third-party Vendor	Vendor Prices	$0.00 - $1.19	$1.19

Semi-Annual Report September 2018 / 252

Notes to Financial Statements (Continued)

	FAIR VALUE	VALUATION	UNOBSERVABLE		WEIGHTED
UNCONSTRAINED BOND FUND	AT 9/30/18	TECHNIQUE*	INPUT	RANGE	AVERAGE

Bank Loans	$2,604,491	Third-party Vendor	Vendor Prices	$95.30 - $99.91	$96.72
Common Stock	$953,887	Broker Quote	Offered Quote	8.50	8.50
Corporate Securities	$2,972,820	Third-party Vendor	Vendor Prices	48.88 - 107.04	86.24
Mortgage-Backed Securities-Non- Agency	$118,513	Third-party Vendor	Vendor Prices	0.00 - 10.45	8.32

* The valuation technique employed on the Level 3 securities involves the use of vendor prices, broker quotes and benchmark pricing. The Adviser monitors the third-party brokers and vendors using the valuation process described below.

Derivative Instruments Categorized by Risk Exposure:

The following is a summary of the location of derivative instruments on the Funds’ Statements of Assets and Liabilities as of September 30, 2018:

LOCATION ON THE STATEMENTS OF ASSETS AND LIABILITIES
	ASSET	LIABILITY
DERIVATIVE TYPE	DERIVATIVES	DERIVATIVES
Interest rate contracts	Unrealized appreciation on swap contracts Premiums paid for swap contracts Receivable for daily variation margin Investments, at value	Unrealized depreciation on swap contracts Premiums received on swap contracts Payable for daily variation margin Options written
Credit contracts	Unrealized appreciation on swap contracts Premiums paid for swap contracts	Unrealized depreciation on swap contracts Premiums received for swap contracts
Equity contracts	Unrealized appreciation on swap contracts Premiums paid for swap contracts Receivable for daily variation margin	Unrealized depreciation on swap contracts Premiums received for swap contracts Payable for daily variation margin
	—	Options written
Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts
	—	Options written

The following is a summary of the Funds’ derivative instrument holdings categorized by primary risk exposure as of September 30, 2018:

253 / Semi-Annual Report September 2018

Notes to Financial Statements (Continued)

		ASSET DERIVATIVE INVESTMENTS

	ALPHATRAK 500 FUND	CORPORATE BOND FUND	FLOATING RATE INCOME FUND	HIGH YIELD BOND FUND	INTERMEDIATE BOND FUND
Equity contracts:
Futures[1]	$233,101	$—	$—	$—	$—
Interest contracts:
Futures[1]	—	—	—	70,123	102,700
Credit contracts:
Swaps	—	—	—	66,445	—
Foreign currency exchange contracts:
Forwards	—	—	174,271	—	141,442

Total	$233,101	$—	$174,271	$136,568	$244,142

		ASSET DERIVATIVE INVESTMENTS
	INVESTMENT GRADE CREDIT FUND	LOW DURATION BOND FUND	STRATEGIC INCOME FUND	TOTAL RETURN BOND FUND	ULTRA SHORT BOND FUND	UNCONSTRAINED BOND FUND
Interest contracts:
Futures[1]	$1,139	$353,046	$40,328	$17,813,373	$—	$2,801,211
Options purchased	—	—	—	9,250,000	—	—
Swaptions purchased	—	28,932	—	—	—	—
Foreign currency exchange contracts:
Forwards	—	1,933,865	—	9,384,932	—	—

Total	$1,139	$2,315,843	$40,328	$36,448,305	$—	$2,801,211

1Includes cumulative appreciation/(depreciation) of financial futures contracts as reported in the Schedule of Portfolio Investments. Only current day’s margin variation is reported within the Statements of Assets and Liabilities.

		LIABILITY DERIVATIVE INVESTMENTS
	ALPHATRAK 500 FUND	CORPORATE BOND FUND	FLOATING RATE INCOME FUND	HIGH YIELD BOND FUND	INTERMEDIATE BOND FUND
Interest contracts:
Futures[1]	$—	$(2,438)	$—	$(486,397)	$(877,943)

Total	$—	$(2,438)	$—	$(486,397)	$(877,943)

		LIABILITY DERIVATIVE INVESTMENTS
	INVESTMENT GRADE CREDIT FUND	LOW DURATION BOND FUND	STRATEGIC INCOME FUND	TOTAL RETURN BOND FUND	ULTRA SHORT BOND FUND	UNCONSTRAINED BOND FUND
Interest contracts:
Futures[1]	$(8,345)	$(5,059,973)	$—	$(90,703,740)	$(26,401)	$(1,610,506)
Options written	—	—	—	(1,250,000)	—	—
Swaptions written	—	(11,109)	—	—	—	—
Foreign currency exchange contracts:
Forwards	—	—	—	(6,554)	—	—

Total	$(8,345)	$(5,071,082)	$—	$(91,960,294)	$(26,401)	$(1,610,506)

1Includes cumulative appreciation/(depreciation) of financial futures contracts as reported in the Schedule of Portfolio Investments. Only current day’s margin variation is reported within the Statements of Assets and Liabilities.

Semi-Annual Report September 2018 / 254

Notes to Financial Statements (Continued)

The following is a summary of the Funds’ realized gain/(loss) and change in unrealized appreciation/(depreciation) on derivative investments recognized in the Statements of Operations categorized by primary risk exposure for the six months ended September 30, 2018:

	REALIZED GAIN/(LOSS) ON DERIVATIVES RECOGNIZED IN THE STATEMENTS OF OPERATIONS

	ALPHATRAK 500 FUND	CORPORATE BOND FUND	FLOATING RATE INCOME FUND	HIGH YIELD BOND FUND	INTERMEDIATE BOND FUND

Credit contracts:
Swaps	$—	$—	$—	$(171,921)	$—
Equity contracts:
Futures	449,373	—	—	—	—
Interest contracts:
Futures	—	292	—	(340,734)	(1,037,911)
Foreign currency exchange contracts	(15,903)	—	329,126	—	291,498
Foreign currency transactions	—	—	(24,566)	—	(1,751)

Total	$433,470	$292	$304,560	$(512,655)	$(748,164)

	REALIZED GAIN/(LOSS) ON DERIVATIVES RECOGNIZED IN THE STATEMENTS OF OPERATIONS

	INVESTMENT GRADE CREDIT FUND	LOW DURATION BOND FUND	STRATEGIC INCOME FUND	TOTAL RETURN BOND FUND	ULTRA SHORT BOND FUND	UNCONSTRAINED BOND FUND

Interest contracts:
Futures	$(3,302)	$(3,468,369)	$14,130	$(63,679,588)	$(15,413)	$(2,276,764)
Options and swaptions written	—	—	—	(730,650)	—	—
Foreign currency exchange contracts	—	—	96,350	31,005,527	357,348	458,759
Foreign currency transactions	—	(49,783)	(168)	(728,495)	(239)	—

Total	$(3,302)	$(3,518,152)	$110,312	$(34,133,206)	$341,696	$(1,818,005)

	CHANGE IN UNREALIZED APPRECIATION/(DEPRECIATION) ON DERIVATIVES RECOGNIZED
		IN THE STATEMENTS OF OPERATIONS

	ALPHATRAK 500 FUND	CORPORATE BOND FUND	FLOATING RATE INCOME FUND	HIGH YIELD BOND FUND	INTERMEDIATE BOND FUND

Credit contracts:
Swaps	$—	$—	$—	$161,894	$—
Equity contracts:
Futures[1]	1,227,635	—	—	—	—
Interest contracts:
Futures[1]	—	(2,438)	—	(459,936)	(959,811)
Foreign currency exchange contracts	15,903	—	174,271	—	334,266
Foreign currency transactions	—	—	—	—	(3,540)

Total	$1,243,538	$(2,438)	$174,271	$(298,042)	$(629,085)

1Includes cumulative appreciation/(depreciation) of financial futures contracts as reported in the Schedule of Portfolio Investments.

255 / Semi-Annual Report September 2018

Notes to Financial Statements (Continued)

	CHANGE IN UNREALIZED APPRECIATION/(DEPRECIATION) ON DERIVATIVES RECOGNIZED IN THE STATEMENTS OF OPERATIONS
	INVESTMENT GRADE CREDIT FUND	LOW DURATION BOND FUND	STRATEGIC INCOME FUND	TOTAL RETURN BOND FUND	ULTRA SHORT BOND FUND	UNCONSTRAINED BOND FUND
Interest contracts:
Futures[1]	$(7,206)	$(5,177,711)	$59,122	$(93,456,954)	$(31,670)	$2,288,658
Options and swaptions written	—	4,110	—	383,400	—	—
Swap contracts	—	—	—	—	—	(458,760)
Foreign currency exchange contracts	—	1,933,865	62,621	30,490,988	(53,541)	—
Foreign currency transactions	—	(4,349)	—	(331,583)	—	—

Total	$(7,206)	$(3,244,085)	$121,743	$(62,914,149)	$(85,211)	$1,829,898

1Includes cumulative appreciation/(depreciation) of financial futures contracts as reported in the Schedule of Portfolio Investments.

	AVERAGE PERIOD BALANCE OF OUTSTANDING DERIVATIVE FINANCIAL INSTRUMENTS[1]
	ALPHATRAK 500 FUND	CORPORATE BOND FUND	FLOATING RATE INCOME FUND	HIGH YIELD BOND FUND	INTERMEDIATE BOND FUND
Financial futures contracts:
Average number of contracts purchased	129	3	—	507	1,372
Average number of contracts sold		—	—	17	133
Average value of contracts purchased	$437,165	$2,438	$—	$205,461	$552,458
Average value of contracts sold	$—	$—	$—	$22,307	$106,965
Credit default swaps:
Average number of contracts - buy protection	—	—	—	3	—
Average notional value - buy protection	$—	$—	$—	$19,750,000	$—
Foreign currency exchange contracts:
Average number of contracts sold	1	—	1	1	2
Average value of contracts sold	$4,647	$—	$132,805	$22,708	$248,465

	AVERAGE PERIOD BALANCE OF OUTSTANDING DERIVATIVE FINANCIAL INSTRUMENTS[1]
	INVESTMENT GRADE CREDIT FUND	LOW DURATION BOND FUND	STRATEGIC INCOME FUND	TOTAL RETURN BOND FUND	ULTRA SHORT BOND FUND	UNCONSTRAINED BOND FUND
Financial futures contracts:
Average number of contracts purchased	15	6,408	—	115,970	31	1,621
Average number of contracts sold	8	397	59	14,759	—	728
Average value of contracts purchased	$8,345	$2,135,665	$—	$50,749,584	$9,937	$1,032,636
Average value of contracts sold	$1,139	$320,526	$25,907	$11,953,626	$—	$1,335,342
Written options:
Average number of contracts	—	—	—	1	—	—
Average notional value	$—	$—	$—	$1,303,841	$—	$—
Written swaptions:
Average number of contracts	—	1	—	—	—	—
Average notional value	$—	$540,000	$—	$—	$—	$—
Foreign currency exchange contracts:
Average number of contracts sold	—	1	2	4	2	2
Average value of contracts sold	$—	$870,961	$25,499	$21,846,487	$77,082	$237,434

Semi-Annual Report September 2018 / 256

Notes to Financial Statements (Continued)

AVERAGE PERIOD BALANCE OF OUTSTANDING DERIVATIVE FINANCIAL INSTRUMENTS[1]
INVESTMENT GRADE CREDIT FUND	LOW DURATION BOND FUND	STRATEGIC INCOME FUND	TOTAL RETURN BOND FUND	ULTRA SHORT BOND FUND	UNCONSTRAINED BOND FUND

1Amounts disclosed represent the volume of derivative contracts for the period ended September 30, 2018.

Counterparty Credit Risk:

A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund. For OTC options purchased, each Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Fund should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty to perform.

With exchange traded purchased options and futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

In order to better define its contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral requirements:

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of a Fund, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Portfolio Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold typically $250,000 or $500,000, before a transfer is required, which is determined at the close of business of the Fund and additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the Funds and counterparties are not permitted to sell, repledge or use the collateral they receive. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. Each Fund attempts to mitigate counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

257 / Semi-Annual Report September 2018

Notes to Financial Statements (Continued)

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

The Funds have implemented the disclosure requirements pursuant to FASB Accounting Standards update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, that requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards. Under this guidance the Funds disclose in the Statements of Assets and Liabilities both gross and net information about instruments and transactions eligible for offset such as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, the Funds disclose collateral received and posted in connection with master netting agreements or similar arrangements.

The following table presents the Floating Rate Income Fund’s OTC derivative assets by counterparty net of amounts available for offset under an ISDA Master agreement or similar agreements and net of the related collateral received or pledged by the Fund as of September 30, 2018:

		FLOATING RATE INCOME FUND
COUNTERPARTY	GROSS DERIVATIVE ASSETS IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL RECEIVED[1]	DERIVATIVE (ASSETS)/LIABILITIES AVAILABLE FOR OFFSET	NET AMOUNT OF DERIVATIVE ASSETS[2]
Goldman Sachs International Forward Currency Contracts	$174,271	$—	$—	$174,271

Total Goldman Sachs International	174,271	—	—	174,271

Total	$174,271	$—	$—	$174,271

1Excess of collateral received for individual counterparty may not be shown for financial reporting purposes.

2Represents the net amount receivable from the counterparty in the event of default.

The following table presents High Yield Bond Fund’s OTC derivative assets by counterparty net of amounts available for offset under an ISDA Master agreement or similar agreements and net of the related collateral received or pledged by the Fund as of September 30, 2018:

		HIGH YIELD BOND FUND
COUNTERPARTY	GROSS DERIVATIVE ASSETS IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL RECEIVED[1]	DERIVATIVE (ASSETS)/LIABILITIES AVAILABLE FOR OFFSET	NET AMOUNT OF DERIVATIVE ASSETS[2]
Goldman Sachs International Swap agreements	$30,483	$—	$30,483	$—

Total Goldman Sachs International	30,483	—	30,483	—

Morgan Stanley Capital Services LLC
Swap agreements	$35,962	$—	$35,962	$—

Total Morgan Stanley Capital Services LLC	35,962	—	35,962	—

Total	$66,445	$—	$66,445	$—

1Excess of collateral received for individual counterparty may not be shown for financial reporting purposes.

2Represents the net amount receivable from the counterparty in the event of default.

Semi-Annual Report September 2018 / 258

Notes to Financial Statements (Continued)

The following table presents High Yield Bond Fund’s OTC derivative liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of September 30, 2018:

		HIGH YIELD BOND FUND

	GROSS DERIVATIVE
	LIABILITIES IN THE STATEMENT OF ASSETS	COLLATERAL	DERIVATIVE (ASSETS)/LIABILITIES	NET AMOUNT OF
COUNTERPARTY	AND LIABILITIES	PLEDGED[3]	AVAILABLE FOR OFFSET	DERIVATIVE LIABILITIES[4]
Goldman Sachs International
Swap agreements	$68,284	$—	$(30,483)	$37,801

Total Goldman Sachs International	68,284	—	(30,483)	37,801

Morgan Stanley Capital Services LLC
Swap agreements	$ 78,349	$—	$(35,962)	$42,387

Total Morgan Stanley Capital Services LLC	78,349	—	(35,962)	42,387

Total	$146,633	$—	$(66,445)	$80,188

3Excess of collateral pledged for individual counterparty may not be shown for financial reporting purposes.

4Represents the net amount payable from the counterparty in the event of default.

The following table presents Intermediate Bond Fund’s OTC derivative assets by counterparty net of amounts available for offset under an ISDA Master agreement or similar agreements and net of the related collateral received or pledged by the Fund as of September 30, 2018:

		INTERMEDIATE BOND FUND

	GROSS DERIVATIVE
	ASSETS IN THE STATEMENT OF ASSETS	COLLATERAL	DERIVATIVE (ASSETS)/LIABILITIES	NET AMOUNT OF
COUNTERPARTY	AND LIABILITIES	RECEIVED[1]	AVAILABLE FOR OFFSET	DERIVATIVE ASSETS[2]
Goldman Sachs International
Foreign Currency Exchange Contracts	$141,442	$—	$—	$141,442

Total Goldman Sachs International	141,442	—	—	141,442

Total	$141,442	$—	$—	$141,442

1Excess of collateral received for individual counterparty may not be shown for financial reporting purposes.

2Represents the net amount receivable from the counterparty in the event of default.

259 / Semi-Annual Report September 2018

Notes to Financial Statements (Continued)

The following table presents Low Duration Bond Fund’s OTC derivative assets by counterparty net of amounts available for offset under an ISDA Master agreement or similar agreements and net of the related collateral received or pledged by the Fund as of September 30, 2018:

		LOW DURATION BOND FUND
COUNTERPARTY	GROSS DERIVATIVE ASSETS IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL RECEIVED[1]	DERIVATIVE (ASSETS)/LIABILITIES AVAILABLE FOR OFFSET	NET AMOUNT OF DERIVATIVE ASSETS[2]
Goldman Sachs International
Foreign Currency Exchange Contracts	$1,933,865	$(1,540,000)	$—	$393,865
Swaptions	28,932	—	—	28,932

Total Goldman Sachs International	1,962,797	(1,540,000)	—	422,797

Total	$1,962,797	$(1,540,000)	$—	$422,797

1Excess of collateral received for individual counterparty may not be shown for financial reporting purposes.

2Represents the net amount receivable from the counterparty in the event of default.

The following table presents Low Duration Bond Fund’s OTC derivative liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of September 30, 2018:

		LOW DURATION BOND FUND
COUNTERPARTY	GROSS DERIVATIVE LIABILITIES IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL PLEDGED[3]	DERIVATIVE (ASSETS)/LIABILITIES AVAILABLE FOR OFFSET	NET AMOUNT OF DERIVATIVE LIABILITIES[4]
Goldman Sachs International Swaptions	$11,109	$—	$—	$11,109

Total Goldman Sachs International	11,109	—	—	11,109

Total	$11,109	$—	$—	$11,109

3Excess of collateral pledged for individual counterparty may not be shown for financial reporting purposes.

4Represents the net amount payable to the counterparty in the event of default.

Semi-Annual Report September 2018 / 260

Notes to Financial Statements (Continued)

The following table presents Total Return Bond Fund’s OTC derivative assets by counterparty net of amounts available for offset under an ISDA Master agreement or similar agreements and net of the related collateral received or pledged by the Fund as of September 30, 2018:

		TOTAL RETURN BOND FUND
COUNTERPARTY	GROSS DERIVATIVE ASSETS IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL RECEIVED[1]	DERIVATIVE (ASSETS)/LIABILITIES AVAILABLE FOR OFFSET	NET AMOUNT OF DERIVATIVE ASSETS[2]
Goldman Sachs International
Foreign Currency Exchange Contracts	$9,384,932	$(7,210,000)	$—	$2,174,932

Total Goldman Sachs International	9,384,932	(7,210,000)	—	2,174,932

Total	$9,384,932	$(7,210,000)	$—	$2,174,932

1Excess of collateral received for individual counterparty may not be shown for financial reporting purposes.

2Represents the net amount receivable from the counterparty in the event of default.

The following table presents Total Return Bond Fund’s OTC derivative liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreements and net of the related collateral received or pledged by the Fund as of September 30, 2018:

		TOTAL RETURN BOND FUND
COUNTERPARTY	GROSS DERIVATIVE LIABILITIES IN THE STATEMENT OF ASSETS AND LIABILITIES	COLLATERAL PLEDGED[3]	DERIVATIVE (ASSETS)/LIABILITIES AVAILABLE FOR OFFSET	NET AMOUNT OF LIABILITIES[4]
Bank of America, NA
Foreign Currency Exchange Contracts	$6,554	$—	$—	$6,554

Total Bank of America, NA	6,554	—	—	6,554

Total	$6,554	$—	$—	$6,554

3Excess of collateral pledged for individual counterparty may not be shown for financial reporting purposes.

4Represents the net amount payable to the counterparty in the event of default.

261 / Semi-Annual Report September 2018

Notes to Financial Statements (Continued)

3.	PORTFOLIO INVESTMENTS

The Funds may invest in mortgage pass-through securities which represent interests in pools of mortgages in which payments of both principal and interest on the securities are generally made monthly, in effect “passing through” monthly payments made by borrowers on the residential or commercial mortgage loans which underlie the securities (net of any fees paid to the issuer or guarantor of the securities). Mortgage pass-through securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.

The Funds may invest in securities issued by Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corp. (“FHLMC”). These are fixed-income securities that derive their value from or represent interests in a pool of mortgages or mortgage securities. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Funds. The risk of such defaults is generally higher in the case of mortgage pools that include sub-prime mortgages. Sub-prime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages.

Additionally, securities issued by FNMA and FHLMC are not backed by or entitled to the full faith and credit of the United States and are supported by the right to the issuer to borrow from the Treasury.

On September 7, 2008, the Federal Housing Finance Agency was appointed as conservator of FNMA and FHLMC. In addition, the U.S. Department of the Treasury has agreed to provide capital as needed to ensure FNMA and FHLMC continue to provide liquidity to the housing and mortgage markets.

The Funds may also invest in Collateralized Mortgage Obligations (“CMOs”). CMOs are debt obligations collateralized by residential or commercial mortgage loans or residential or commercial mortgage pass-through securities. Interest and principal are generally paid monthly. CMOs may be collateralized by whole mortgage loans or private mortgage pass-through securities but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Government National Mortgage Association (“GNMA”), FHLMC, or FNMA. The issuer of a series of CMOs may elect to be treated for tax purposes as a Real Estate Mortgage Investment Conduit. CMOs are structured into multiple classes, each bearing a different stated maturity. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes usually receive principal only after shorter classes have been retired. An investor may be partially protected against a sooner than desired return of principal because of the sequential payments.

The Funds may enter into to be announced (“TBA”) commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Funds’ other assets. Unsettled TBA commitments are valued at the current market value of the underlying securities, according to the procedures described in Note 2 under “Security Valuation”.

The Funds may invest in Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other Collateralized Debt Obligations (“CDOs”), which are debt instruments backed solely by a pool of other debt securities. The risks of an investment in a CBO, CLO or other CDO depend largely on the type of the collateral securities and the class of the CBO, CLO or other CDO in which a Fund invests. Some CBOs, CLOs and other CDOs have credit ratings, but are typically issued in various classes with various priorities. Normally, CBOs, CLOs and other CDOs are privately offered and sold (that is, not registered under the securities laws) and may be characterized by the Funds as illiquid securities, but an active dealer market may exist for CBOs, CLOs and other CDOs that qualify for Rule 144A transactions. In addition to the normal interest rate, default and other risks of fixed income securities, CBOs, CLOs and other CDOs carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, the Funds may invest in CBOs, CLOs and other CDOs that are subordinate to other classes, volatility in value, and the complex structure of the security may not be fully understood at the time of investment and produce disputes with the issuer or unexpected investment results.

The Funds may invest in stripped mortgage-backed securities issued by the U.S. government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). During the six months ended September 30, 2018, certain interest only securities were held as part of the overall mortgage portfolio holdings. The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in IOs. Such securities will be considered liquid only if so determined in accordance with guidelines established by the Board. The Funds also may invest in stripped mortgage-backed securities that are privately issued. These securities will be considered illiquid for purposes of each Fund’s limit on illiquid securities.

Semi-Annual Report September 2018 / 262

Notes to Financial Statements (Continued)

The Funds may purchase participations in commercial loans, or may purchase assignments of such loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Funds may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, a Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which a Fund intends to invest may not be rated by any nationally recognized rating service. Participations and assignments also involve special types of risk, including interest rate risk, liquidity risk, and the risk of being a lender. If a Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower.

The Funds may also sell a debt or equity security short that is, without owning it and borrow the same security from a broker or other institution to complete the sale. The Adviser may use short sales when it believes a security is overvalued or as a partial hedge against a position in a related security of the same issuer held by a Fund. The Ultra Short Bond Fund, Low Duration Bond Fund, Intermediate Bond Fund, and Total Return Bond Fund will not make total short sales exceeding 25% of the value of each respective Fund’s assets. The High Yield Bond Fund, Unconstrained Bond Fund, Floating Rate Income Fund and Strategic Income Fund will not make total short sales exceeding 33 1/3% of each respective Fund’s assets. If the value of the security sold short increases, a Fund would lose money because it would need to replace the borrowed security by purchasing it at a higher price. The potential loss is unlimited. (If the short sale was intended as a hedge against another investment, the loss on the short sale may be fully or partially offset by gains in that other investment.) At September 30, 2018, the Funds did not hold any short debt or equity.

A lender may request that the borrowed securities be returned on short notice; if that occurs at a time when other short sellers of the subject security are receiving similar requests, a “short squeeze” can occur. This means that the Funds might be compelled, at the most disadvantageous time, to replace borrowed securities previously sold short, with purchases on the open market at prices significantly greater than those at which the securities were sold short. Short selling also may produce higher than normal portfolio turnover and result in increased transaction costs to the Funds. The Funds also may make short sales “against-the-box”, in which the Funds sell short securities they own. The Funds will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales against-the-box, which result in a “constructive sale”, requiring the Fund to recognize any taxable gain from the transaction.

The Funds may invest in payment-in-kind securities (“PIKs”). PIKs give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro-rata adjustment from the unrealized appreciation or depreciation on investments to interest receivable on the Statements of Assets and Liabilities.

For the six months ended September 30, 2018, the Funds did not receive any in-kind payments with respect to PIK securities.

The Funds may invest in repurchase agreements. In a repurchase agreement, the Funds purchase a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain collateral subject to the agreement and in value no less than the agreed repurchase amount. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book entry system or held in a segregated account by the Funds’ custodian or designated sub-custodians under tri-party repurchase agreements. In the event the counterparty defaults and the fair value of the collateral declines, the Funds could experience losses, delays and costs in liquidating the collateral.

Master Repurchase Agreements (“MRAs”) permit each Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from each Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, each Fund receives securities as collateral with a market value in excess of the repurchase price to be received by each Fund upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, each Fund recognizes a liability with respect to such excess collateral to reflect each Fund’s obligation under bankruptcy law to return the excess to the counterparty. As of September 30, 2018, the Funds did not hold any repurchase agreements.

The Funds may enter into reverse repurchase agreements, whereby a Fund sells securities concurrently with entering into an agreement to repurchase those securities at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on those securities. Reverse repurchase agreements are speculative techniques involving leverage and are considered borrowings by the Fund for purposes of the percentage limitations applicable to borrowings.

Reverse repurchase transactions and treasury roll transactions are entered into by a Fund under MRAs. With reverse repurchase transactions and treasury roll transactions, typically the Funds and the counterparties are not permitted to sell, re-pledge, or use the collateral associated with the transaction. Pursuant to the terms of the MRA, a Fund receives or posts securities as collateral with a

263 / Semi-Annual Report September 2018

Notes to Financial Statements (Continued)

market value in excess of the repurchase price to be paid or received by a Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed. There were no reverse repurchase agreements held on September 30, 2018.

Each Fund may enter into when-issued, delayed-delivery, or forward commitment transactions in order to lock in the purchase price of the underlying security, or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In when-issued, delayed-delivery, or forward commitment transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. Although a Fund does not pay for the securities or start earning interest on them until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If a Fund’s counterparty fails to deliver a security purchased on a when-issued, delayed-delivery, or forward commitment basis, there may be a loss, and that Fund may have missed an opportunity to make an alternative investment. Prior to settlement of these transactions, the value of the subject securities will fluctuate, reflecting interest rate changes. In addition, because a Fund is not required to pay for when-issued, delayed-delivery, or forward commitment securities until the delivery date, they must result in a form of leverage to the extent a Fund does not maintain liquid assets equal to the face amount of the contract. The Funds segregate assets (cash and/or securities) to cover the amounts outstanding related to these transactions.

Derivatives:

The Funds engaged in various portfolio investment strategies both to increase the return of the Funds and to economically hedge, or protect, their exposure to interest rate movements and movements in the securities markets. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security or if the counterparty does not perform under the contract. The Funds are subject to credit risk, equity price risk and interest rate risk in the normal course of pursuing its investment objectives by investing in various derivative financial instruments, as described below:

Over the reporting period, the Funds engaged in interest rate futures contracts, foreign currency exchange contracts, swap agreements and swaptions as a means of managing interest rate risk and yield curve positioning consistent with the Adviser’s current market perspectives. Additionally, credit default swaps were held for the purposes of (1) hedging valuation risks specific to identified market segments, industries and credits and (2) efficiently gaining income-bearing exposures to selected market segments, industries and credits. The market value of these instruments, realized and changes in unrealized gains and losses, and the types of contracts are included in the Schedule of Portfolio Investments and the Notes to Financial Statements.

Options- The Funds may purchase and write call and put options on securities, securities indices and on foreign currencies. A Fund may purchase put options on securities to seek to protect holdings in an underlying or related security against a substantial decline in market value. A Fund may purchase call options on securities to seek to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability to invest in such securities in an orderly manner. The Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. A Fund may write a call or put option only if the option is covered by the Fund holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund’s obligation as writer of the option. When the Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the sum of the premium and exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying securities decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position.

The Funds may execute transactions in both listed and over-the-counter options. Listed options involve minimal counterparty risk since listed options are guaranteed against default by the exchange on which they trade. Transactions in certain over-the-counter options may expose the Funds to the risk of default by the counterparty to the transaction. In the event of default by the counterparty

Semi-Annual Report September 2018 / 264

Notes to Financial Statements (Continued)

to the over-the-counter option transaction, a Fund’s maximum amount of loss is the premium paid (as purchaser) or the unrealized loss of the contract (as writer). As of September 30, 2018, the Low Duration Bond Fund held written swaptions.

Futures - The Funds purchased or sold exchange-traded futures contracts, which are contracts that obligate the Funds to make or take delivery of a financial instrument or the cash value of a security index at a specified future date at a specified price. The Funds may use futures contracts to manage exposure to the stock and bond markets or changes in interest rates and currency values, or for gaining exposure to markets. Risks of entering into futures contracts include the possibility that there may be an illiquid market at the time the Adviser to the Fund may be attempting to sell some or all the Fund holdings or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin). Subsequent payments (variation margin) are made or received by the Fund, generally on a daily basis. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains or losses. The Funds recognize a realized gain or loss when the contract is closed or expires.

Futures transactions involve minimal counterparty risk since futures contracts are guaranteed against default by the exchange on which they trade.

Foreign Currency - The Funds may hold foreign currency as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk).

Foreign Currency Exchange Contracts - The Funds entered into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by a Fund, help to manage the overall exposure to the currencies in which some of the investments held by a Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

Swaps - The Funds invested in swap agreements. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns earned on specific assets, such as the return on, or increase in value of, a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a basket of securities representing a particular index. A swap contract may not be assigned without the consent of the counterparty (and in certain circumstances may not be assignable), and may result in losses in the event of a default or bankruptcy of the counterparty.

The Funds entered into credit default swap agreements to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. The buyer in a credit default contract is obligated to pay the seller a periodic, stream of payments over the term of the contract provided no event of default has occurred. In the event of default, the seller must pay the buyer the par value (full notional value) of the reference obligation in exchange for the reference obligation. The Funds may be either the buyer or seller in such transactions. If a Fund is a buyer and no event of default occurs, the Fund loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller of a credit default swap, the Fund receives a fixed rate of income throughout the term of the contract, provided there is no default event. If an event of default occurs, the seller may pay the notional value of the reference obligation. The value of the reference obligation received by the seller, coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk.

The aggregate fair value of credit default swaps in a net liability position is reflected as unrealized depreciation. The collateral posted, net of assets received as collateral, for swap contracts is also disclosed in the Notes to Schedules of Portfolio Investments. The maximum potential amount of future payments (undiscounted) that a portfolio as a seller of protection could be required to make under a credit default swap agreement is an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of September 30, 2018, for which a portfolio is the seller of protection are also disclosed. These potential amounts are partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a portfolio for the same referenced entity or entities.

265 / Semi-Annual Report September 2018

Notes to Financial Statements (Continued)

The Funds entered into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, a party may pay a fixed rate and receive a floating rate. In more complex swaps, the notional principal amount may decline (or amortize) over time. The Funds’ maximum risk of loss due to counterparty default is the discounted NAV of the cash flows paid to/received from the counterparty over the interest rate swap’s remaining life. The Funds enter into interest rate swaps to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed-rate bonds which may decrease when interest rates rise (interest rate risk).

The Funds may write (sell) and purchase put and call swaptions. Swaption contracts written by the Funds represent an option that gives the purchaser the right, but not the obligation, to enter into a new swap agreement, or to shorten, extend, cancel or modify an existing swap agreement, on a future date on specified terms. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement. At September 30, 2018, the Low Duration Bond Fund held swaptions.

In addition to the securities listed above, the AlphaTrak 500 Fund invested in the following equity derivative instruments with a notional or contractual value up to its total assets: S&P 500 Index futures contracts, Mini S&P 500 Index futures contracts, options on the S&P 500 Index and S&P futures, and swap agreements involving the S&P 500 Index. When the above listed S&P Index derivatives appear to be overvalued relative to the S&P 500 Index, the Fund may invest up to 100% in the common stocks that comprise the S&P 500 Index. The Fund may also invest up to 25% of its total assets in these stocks indirectly by purchasing interests in one or more mutual funds, asset pools, or trusts that invest in such stocks.

The Funds may enter into total return swap agreements. Total return swap is the generic name for any non-traditional swap where one party agrees to pay the other the “total return” of a defined underlying asset, usually in return for receiving a stream of LIBOR based cash flows. The total return swap may be applied to any underlying asset but is most commonly used with equity indices, single stocks, bonds and defined portfolios of loans and mortgages. The total return swap is a mechanism for the user to accept the economic benefits of asset ownership without utilizing the balance sheet. The other leg of the swap, usually LIBOR, is spread to reflect the non-balance sheet nature of the product. Total return swaps can be designed with any underlying asset agreed between two parties.

As a result, unrealized gains are reported as an asset and unrealized losses are reported as a liability in the Statements of Assets and Liabilities. The change in the value of the swaps, including periodic amounts of interest paid or received on swaps is reported as unrealized gains or losses in both the Statements of Assets and Liabilities and the Statements of Operations. A realized gain or loss is recorded upon payment or termination of swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used upon payment or receipt of a periodic payment or termination of swap agreements to express the extent of involvement in these transactions, but the amounts subject to credit risk are much smaller. At September 30, 2018, the Funds had outstanding swap agreements as listed in the Funds’ Schedules of Portfolio Investments. Swap transactions present risk of loss in excess of the related amounts in the Statements of Assets and Liabilities.

4.	RISK CONSIDERATIONS

Foreign Investing Risk: The Funds may be exposed to the risk that the Funds’ share prices will fluctuate with market conditions, currency exchange rates and the economic and political climates in countries where the Funds invest.

Market Risk: Because the values of the Funds’ investments will fluctuate with market conditions, so will the value of your investment in the Funds. You could lose money on your investment in the Funds or the Funds could underperform other investments.

Liquidity Risk: The Funds’ investments in illiquid securities may reduce the returns of the Funds because they may not be able to sell the illiquid securities at an advantageous time or price. Investments in high-yield securities, foreign securities, derivatives or other securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Certain investments in private placements and Rule 144A securities may be considered illiquid investments. The Funds may invest in private placements and Rule 144A securities.

Interest Rate Risk: The values of the Funds’ investments fluctuate in response to movements in interest rates. If rates rise, the values of debt securities generally fall. The longer the average duration of the Funds’ investment portfolio, the greater the change in value.

Mortgage-Backed and Other Asset-Backed Securities Risk: Each Fund may invest in mortgage-backed or other asset-backed securities. The values of some mortgaged-backed or other asset-backed securities may expose a Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of mortgage-related securities generally will decline; however, when interest rates are declining, the value of mortgage related-securities with prepayment features may not increase as much as other

Semi-Annual Report September 2018 / 266

Notes to Financial Statements (Continued)

fixed-income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rate of prepayment on underlying mortgages increases the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Derivatives Risk: Use of derivatives, which at times is an important part of the Funds’ investment strategy, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Investments in derivatives could cause the Funds to lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Funds will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Credit Risk: The values of any of the Funds’ investments may also decline in response to events affecting the issuer or its credit rating. The lower rated debt securities in which the Fund may invest are considered speculative and are subject to greater volatility and risk of loss than investment-grade securities, particularly in deteriorating economic conditions. The value of some mortgage-related securities in which the Funds invest also may fall because of unanticipated levels of principal prepayments that can occur when interest rates decline.

Certain of the Funds invest a material portion of their assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market’s perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain issuers held by the Funds.

Mortgage-backed securities (“MBS”) and Asset-backed securities (“ABS”) are characterized and classified in a variety of different ways. These classifications include a view of the securities’ cash flow structure (pass-through, sequential pay, prepayment-protected, interest-only, principal-only, etc.), the security of the claim on the underlying assets, (senior, mezzanine and subordinated), as well as types of underlying collateral (prime conforming loans, prime non-conforming loans, Alt-A loans, subprime loans, commercial loans, etc.) In many cases, the classification incorporates a degree of subjectivity: a particular loan might be categorized as “prime” by the underwriting standards of one mortgage issuer while another might classify the loan as “subprime.” In addition to other functions, the risk associated with an investment in a mortgage loan must take into account the nature of the collateral, the form and the level of credit enhancement, the vintage of the loan, the geography of the loan, the purpose of the loan (refinance versus purchase versus equity take-out), the borrower’s credit quality (e.g. FICO score), and whether the loan is a first trust deed or a second lien.

The mortgage industry lacks a single bright-line as to what separates a subprime loan from an Alt-A loan. Often it is a combination of loan characteristics involving both borrower criteria as well as collateral criteria that determine which category a loan is placed in. However, in order to be both conservative and objective as possible, the Adviser applied the following criteria to the Funds’ residential mortgage and asset-backed holdings in coming up with its categorizations:

Sub Prime - Any asset-backed bond whose collateral was residential mortgages were considered to be subprime, provided that the loans did not belong to the classification of manufactured housing loans.

Alt-A - Any mortgage-backed security whose average borrower FICO score was less than 730 and/or was listed as an Alt-A pool by Bloomberg were considered to be Alt-A bonds.

Counterparty Risk: The Funds may be exposed to counterparty risk, or the risk that an entity with which the Funds have unsettled or open transactions may default. Financial assets, which potentially expose the Funds to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Funds’ exposure to credit and counterparty risks with respect to these financial assets is approximated by their fair value recorded in the Funds’ Statements of Assets and Liabilities.

267 / Semi-Annual Report September 2018

Notes to Financial Statements (Continued)

5.	SECURITIES TRANSACTIONS

Investment transactions for the six months ended September 30, 2018, excluding U.S. government and short-term investments, were as follows:

PORTFOLIO	PURCHASES	SALES

AlphaTrak 500 Fund	$5,990,205	$4,716,340

Corporate Bond Fund*	1,868,421	98,548

Floating Rate Income Fund	78,637,834	53,670,876

High Yield Bond Fund	197,894,999	291,316,352

Intermediate Bond Fund	54,163,963	189,979,176

Investment Grade Credit Fund*	4,553,753	533,698

Low Duration Bond Fund	224,665,300	436,620,860

Strategic Income Fund	12,973,256	15,189,218

Total Return Bond Fund	7,767,646,369	8,653,312,230

Ultra Short Bond Fund	7,830,961	10,988,774

Unconstrained Bond Fund	440,061,646	568,553,102

     * The Fund commenced operations on June 29, 2018.

Investment transactions in U.S. government securities for the six months ended September 30, 2018 were as follows:

PORTFOLIO	PURCHASES	SALES

AlphaTrak 500 Fund	$4,910,317	$5,207,607

Corporate Bond Fund*	2,649,233	2,562,014

Floating Rate Income Fund	—	—

High Yield Bond Fund	19,284,880	36,748,284

Intermediate Bond Fund	765,267,609	779,637,674

Investment Grade Credit Fund*	6,629,564	5,242,186

Low Duration Bond Fund	1,416,445,056	1,602,949,364

Strategic Income Fund	6,713,148	2,058,127

Total Return Bond Fund	66,777,936,889	72,641,630,832

Ultra Short Bond Fund	68,405,291	72,874,530

Unconstrained Bond Fund	122,327,124	105,554,094

     * The Fund commenced operations on June 29, 2018.

During the six months ended September 30, 2018, the Total Return Bond Fund permitted an in-kind purchase of its shares, accepting payment for such shares in the form of securities that are permissible investments of the Fund and cash. The purchase in-kind occurred on June 27, 2018 and totaled $161,197,777, of which $7,400,000 was in cash.

6.	INVESTMENT ADVISORY SERVICES AND OTHER TRANSACTIONS

As compensation for advisory services, the Adviser charges the Corporate Bond Fund, the Floating Rate Income Fund, the High Yield Bond Fund, the Intermediate Bond Fund, the Investment Grade Credit Fund, the Low Duration Bond Fund, the Total Return Bond Fund, the Ultra Short Bond Fund and the Unconstrained Bond Fund a fee, computed daily and payable monthly, at an annual rate of 0.40%, 0.55%, 0.50%, 0.35%, 0.35%, 0.30%, 0.35%, 0.25% and 0.65%, respectively, of each Fund’s average daily net assets. The Adviser charges the Strategic Income Fund a basic fee of 1.20% of the Fund’s average daily net assets. The basic fee may be adjusted upward or downward (by up to 0.70% of the Fund’s average daily net assets for the relevant 12-month performance period), depending on whether, and to what extent, the investment performance of the Strategic Income Fund, for the relevant performance period, exceeds or is exceeded by, the performance of the ICE BofAML 3-Month U.S. Treasury Bill Index over the same period. Under this agreement, the basic fee was increased by 1.16% resulting in $559,231 of total management fees for the six months ended September 30, 2018. The Adviser charges the AlphaTrak 500 Fund a basic fee of 0.35% of the Fund’s average daily net assets. The basic fee may be adjusted upward or downward (by up to 0.35% of the Fund’s average daily net assets for the relevant three-month performance period), depending on whether, and to what extent, the investment performance of the AlphaTrak 500 Fund before management fees, for the relevant performance period, exceeds or is exceeded by, the performance of the S&P 500 Index, plus an annualized margin of 1.00% over the same period. Under this agreement, the basic fee stayed the same resulting in $262 total management fees for the six months ended September 30, 2018.

Semi-Annual Report September 2018 / 268

Notes to Financial Statements (Continued)

The Adviser has agreed in an operating expenses agreement with the Trust to limit each Fund’s expenses, (excluding interest, taxes, brokerage commissions, short sales dividend expense, acquired fund fees and expenses, and any expenses incurred in connection with any merger or reorganization or extraordinary expenses such as litigation) as described in the table below. The operating expenses agreement has a one-year term, renewable at the end of each fiscal year. Each Fund has agreed to reimburse the Adviser, for a period of up to three years, for any such payments to the extent that the Fund’s operating expenses are otherwise below its expense cap at both the time of the waiver and the recoupment. The Adviser’s obligation will not be recorded as a liability on the books of the applicable Fund to the extent that the total operating expenses of the Fund are at or above the expense cap. However, if the total operating expenses of a Fund fall below the expense cap, the reimbursement to the Adviser (up to the cap) will be accrued by the Fund as a liability if the Adviser seeks to recoup those amounts and the independent trustees have approved that reimbursement. The Adviser may not request or receive reimbursement from a Fund for prior reductions or reimbursements before the payment of a Fund’s operating expenses for the year.

Investment advisory fees and related contractual expense limitations for the six months ended September 30, 2018, were as follows:

	INVESTMENT ADVISORY FEE RATE				CONTRACTUAL EXPENSE LIMITATION[1]
PORTFOLIO	CLASS M	CLASS I	ADMINISTRATIVE CLASS	PLAN CLASS	CLASS M	CLASS I	ADMINISTRATIVE CLASS	PLAN CLASS

AlphaTrak 500 Fund	0.00%-0.70%	N/A	N/A	N/A	0.90%	N/A	N/A	N/A

Corporate Bond Fund	0.40%	0.40%	N/A	N/A	0.75%	0.50%	N/A	N/A

Floating Rate Income Fund	0.55%	0.55%	N/A	N/A	0.90%	0.70%	N/A	N/A

High Yield Bond Fund	0.50%	0.50%	N/A	N/A	0.85%	0.60%	N/A	N/A

Intermediate Bond Fund	0.35%	0.35%	N/A	N/A	0.70%	0.49%	N/A	N/A

Investment Grade Credit Fund	0.35%	0.35%	N/A	N/A	0.70%	0.49%	N/A	N/A

Low Duration Bond Fund	0.30%	0.30%	0.30%	N/A	0.63%	0.44%	0.83%	N/A

Strategic Income Fund	0.50%-1.90%	0.50%-1.90%	N/A	N/A	2.35%	2.10%	N/A	N/A

Total Return Bond Fund	0.35%	0.35%	0.35%	0.35%	0.70%	0.49%	0.90%	0.39%

Ultra Short Bond Fund	0.25%	0.25%	N/A	N/A	0.50%	0.34%	N/A	N/A

Unconstrained Bond Fund	0.65%	0.65%	N/A	N/A	1.04%	0.80%	N/A	N/A

1The Adviser has agreed not to reduce or discontinue this contractual expense limitation until July 31, 2019, unless approved by the Board.

At September 30, 2018, the balance of recoupable expenses with expiration dates for the Funds were as follows:

PORTFOLIO	2019	2020	2021	2022	TOTAL

AlphaTrak 500 Fund	$120,243	$131,176	$ —	$ 8,023	$ 259,442

Corporate Bond Fund	—	—	—	57,553	57,553

Floating Rate Income Fund	60,249	101,217	69,036	19,980	250,482

High Yield Bond Fund	173,972	239,308	252,493	150,049	815,822

Intermediate Bond Fund	—	—	—	29,489	29,489

Investment Grade Credit Fund	—	—	—	57,150	57,150

Low Duration Bond Fund	—	—	—	56,700	56,700

Ultra Short Bond Fund	256,571	227,293	233,733	126,714	844,311

Unconstrained Bond Fund	—	—	194,740	304,966	499,706

Total	$611,035	$698,994	$750,002	$810,624	$2,870,655

During the six months ended September 30, 2018, the Adviser recouped $117,930 from the Strategic Income Fund.

Certain officers and trustees of the Funds are also officers and directors of the Adviser. Such officers and trustees serve without direct compensation from the Funds. Each of the independent trustees receives an annual retainer of $120,000 and $10,000 for each meeting of the Board attended. The chairman of the Board receives an annual retainer of $170,000. The respective chairman of the Audit Committee and the Nominating Committee each receive additional annual retainer of $34,000 and $17,000, respectively. The Trust has an unfunded, nonqualified deferred compensation plan (the “Deferred Compensation Plan”) for certain eligible Trustees. The Deferred Compensation Plan allows Trustees to defer some or all of their annual trustees’ fees otherwise payable by the Trust for a minimum of three years. The fees deferred are posted to a bookkeeping account maintained by the Trust. The various series of the

269 / Semi-Annual Report September 2018

Notes to Financial Statements (Continued)

Trust will use the returns on those Funds selected by the Trustee to determine the income, gains and losses to allocate to the account. At the time for commencing distributions from a Trustee’s deferral account, which is no later than when the Trustee ceases to be a member of the Board, deferred fees will be paid out in a single sum in cash or a maximum of 10 annual installments. The expenses related to the annual retainer, meeting fees, and/or any fluctuation in the selected Funds under the Deferred Compensation Plan are recorded in Trustees’ fees and expenses in the Statements of Operations.

7.	SHARE MARKETING (12b-1) PLAN AND SHAREHOLDER SERVICING PLAN

The Trust has a Share Marketing Plan (or the “12b-1 Plan”) pursuant to Rule 12b-1 of the 1940 Act with respect to Class M shares of the Ultra Short Bond Fund, the Low Duration Bond Fund, the Intermediate Bond Fund, the Total Return Bond Fund, the High Yield Bond Fund, the Unconstrained Bond Fund, the Floating Rate Income Fund, the Strategic Income Fund, the Corporate Bond Fund, the Investment Grade Credit Fund, and the Administrative Class shares of the Low Duration Bond Fund and Total Return Bond Fund. Under the 12b-1 Plan, the Trust pays Foreside Funds Distributor LLC, as the Trust’s distribution coordinator, an annual fee up to 0.25% of the particular Fund’s average daily net assets attributable to Class M shares and Administrative Class shares to reimburse expenses in connection with the promotion and distribution of shares of the respective Fund. The Adviser has undertaken to limit the Rule 12b-1 expenses to 0.16% for the Ultra Short Bond Fund, 0.19% for the Low Duration Bond Fund, and 0.21% for the Intermediate Bond Fund and the Total Return Bond Fund, for the six months ended September 30, 2018. The AlphaTrak 500 Fund is currently not incurring Rule 12b-1 fees. The Adviser has contractually agreed, through July 31, 2019, to pay the distribution expenses of the AlphaTrak 500 Fund out of its own resources.

The Board of Trustees has adopted a Shareholder Servicing Plan that allows each Fund to pay to broker-dealers and other financial intermediaries a fee for shareholder services provided to Fund shareholders who invest in the Administrative Class shares of a Fund through the intermediary. The fee is payable under the Shareholder Servicing Plan at an annual rate not to exceed 0.25% of the particular Fund’s average daily net assets attributable to the Administrative Share class but the Adviser has undertaken to limit these expenses for the current fiscal year to 0.20% of the Fund’s average daily net assets invested through the intermediary.

The Board of Trustees has approved a Supplemental Administration Agreement, dated and effective as of July 29, 2015, between the Adviser and the Trust. The Supplemental Administration Agreement provides for payment to the Adviser for a variety of supplemental administrative services either not provided by BNY Mellon Investment Servicing (US) Inc., the Funds’ administrator, or services related to additional support or review and supervision of the administrator’s services. The fee payable under this Agreement is an amount set from time to time by the Board of Trustees, which may not exceed $650,000 annually for all Funds. To date, no fees have been charged or paid under the Agreement.

8.	COMMITMENTS AND CONTINGENCIES

The Floating Rate Income Fund had the following unfunded commitments and unrealized gain/(loss) by investment as of September 30, 2018:

UNFUNDED COMMITMENTS	MATURITY		AMOUNT	UNREALIZED GAIN

Romulus Merger Sub LLC,

Delayed-Draw Term Loan, 1st Lien	February	2025	$323,910	$(2,961)

Carlisle Foodservice Products, Inc.

Term Loan, 1st Lien	March	2025	91,708	(316)

Heartland Dental LLC, Term Loan, 1st Lien	April	2025	261,304	434

GFL Environmental, Inc., Term Loan B, 1st Lien	May	2025	166,160	414

Premise Health Holding Corp., Term Loan, 1st Lien	July	2025	55,721	295

University Support Services LLC, Term Loan B, 1st Lien	July	2025	240,254	2,966

GlobalLogic Holdings, Inc., Term Loan B, 1st Lien	August	2025	63,106	918

VT Topco, Inc., Term Loan, 1st Lien	August	2025	163,981	1,221

Total Unfunded Commitments			$1,366,144	$2,971

In the normal course of business, the Trust enters into contracts which provide a variety of representations and warranties, and that provide general indemnifications. Such contracts include those with certain service providers, brokers and trading counterparties. Any exposure to the Trust under these arrangements is unknown as it would involve future claims that may be made against the Trust; however, based on the Trust’s experience, the risk of loss is remote and no such claims are expected to occur. As such, the Trust has not accrued any liability in connection with such indemnifications.

Semi-Annual Report September 2018 / 270

Notes to Financial Statements (Continued)

9.	CAPITAL SHARE TRANSACTIONS

Each Fund is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.01 per share. Transactions in shares of beneficial interest were as follows:

	ALPHATRAK FUND
	CLASS M	CLASS M
	SIX MONTHS ENDED SEPTEMBER 30, 2018 (UNAUDITED)	YEAR ENDED MARCH 31, 2018
Change in Fund shares:
Shares outstanding at beginning of period	1,819,250	2,314,322

Shares sold	285,780	1,580,421
Shares issued through reinvestment of distributions	16,409	17,635
Shares redeemed	(436,774)	(2,093,128)

Net increase/(decrease) in fund shares	(134,585)	(495,072)

Shares outstanding at end of period	1,684,665	1,819,250

	CORPORATE BOND FUND
	CLASS M	CLASS I
	PERIOD ENDED SEPTEMBER 30, 2018 (UNAUDITED)*	PERIOD ENDED SEPTEMBER 30, 2018 (UNAUDITED)*
Change in Fund shares:
Shares outstanding at beginning of period	—	—

Shares sold	74,500	125,500
Shares issued through reinvestment of distributions	889	1,577
Shares redeemed	—	—

Net increase/(decrease) in fund shares	75,389	127,077

Shares outstanding at end of period	75,389	127,077

*The Fund commenced operations on June 29, 2018.

	FLOATING RATE INCOME FUND
	CLASS M	CLASS M	CLASS I	CLASS I
	SIX MONTHS ENDED SEPTEMBER 30, 2018 (UNAUDITED)	YEAR ENDED MARCH 31, 2018	SIX MONTHS ENDED SEPTEMBER 30, 2018 (UNAUDITED)	YEAR ENDED MARCH 31, 2018
Change in Fund shares:
Shares outstanding at beginning of period	1,570,979	2,491,449	23,648,073	20,507,647

Shares sold	930,088	1,285,551	3,775,297	4,790,545
Shares issued through reinvestment of distributions	35,939	68,549	507,958	817,832
Shares redeemed	(481,272)	(2,274,570)	(2,354,100)	(2,467,951)

Net increase/(decrease) in fund shares	484,755	(920,470)	1,929,155	3,140,426

Shares outstanding at end of period	2,055,734	1,570,979	25,577,228	23,648,073

271 / Semi-Annual Report September 2018

Notes to Financial Statements (Continued)

	HIGH YIELD BOND FUND
	CLASS M	CLASS M	CLASS I	CLASS I
	SIX MONTHS ENDED SEPTEMBER 30, 2018 (UNAUDITED)	YEAR ENDED MARCH 31, 2018	SIX MONTHS ENDED SEPTEMBER 30, 2018 (UNAUDITED)	YEAR ENDED MARCH 31, 2018

Change in Fund shares:
Shares outstanding at beginning of period	22,090,985	35,874,114	41,195,325	55,451,183

Shares sold	1,262,101	3,456,370	5,431,619	13,075,188
Shares issued through reinvestment of distributions	420,750	971,536	766,733	1,637,526
Shares redeemed	(4,654,649)	(18,211,035)	(15,060,474)	(28,968,572)

Net (decrease) in fund shares	(2,971,798)	(13,783,129)	(8,862,122)	(14,255,858)

Shares outstanding at end of period	19,119,187	22,090,985	32,333,203	41,195,325

	INTERMEDIATE BOND FUND
	CLASS M	CLASS M	CLASS I	CLASS I
	SIX MONTHS ENDED SEPTEMBER 30, 2018 (UNAUDITED)	YEAR ENDED MARCH 31, 2018	SIX MONTHS ENDED SEPTEMBER 30, 2018 (UNAUDITED)	YEAR ENDED MARCH 31, 2018

Change in Fund shares:
Shares outstanding at beginning of period	5,183,235	8,930,814	75,238,162	102,657,569

Shares sold	460,128	1,015,450	3,656,978	17,352,718
Shares issued through reinvestment of distributions	55,167	115,749	850,239	1,844,006
Shares redeemed	(1,490,280)	(4,878,778)	(16,668,106)	(46,616,131)

Net (decrease) in fund shares	(974,985)	(3,747,579)	(12,160,889)	(27,419,407)

Shares outstanding at end of period	4,208,250	5,183,235	63,077,273	75,238,162

	INVESTMENT GRADE CREDIT FUND
	CLASS M	CLASS I
	PERIOD ENDED SEPTEMBER 30, 2018 (UNAUDITED)*	PERIOD ENDED SEPTEMBER 30, 2018 (UNAUDITED)*

Change in Fund shares:
Shares outstanding at beginning of period	—	—

Shares sold	73,250	470,417
Shares issued through reinvestment of distributions	1,377	3,777

Shares redeemed	—	—

Net increase in fund shares	74,627	474,194

Shares outstanding at end of period	74,627	474,194

* The Fund commenced operations on June 29, 2018.

Semi-Annual Report September 2018 / 272

Notes to Financial Statements (Continued)

	LOW DURATION BOND FUND
	CLASS M	CLASS M	CLASS I	CLASS I
	SIX MONTHS ENDED SEPTEMBER 30, 2018 (UNAUDITED)	YEAR ENDED MARCH 31, 2018	SIX MONTHS ENDED SEPTEMBER 30, 2018 (UNAUDITED)	YEAR ENDED MARCH 31, 2018

Change in Fund shares:
Shares outstanding at beginning of period	112,971,343	147,299,850	195,150,136	208,222,371

Shares sold	2,054,255	10,695,919	28,245,299	59,084,070
Shares issued through reinvestment of distributions	1,015,710	1,935,913	2,128,256	3,285,628
Shares redeemed	(27,616,131)	(46,960,339)	(37,671,449)	(75,441,933)

Net (decrease) in fund shares	(24,546,166)	(34,328,507)	(7,297,894)	(13,072,235)

Shares outstanding at end of period	88,425,177	112,971,343	187,852,242	195,150,136

	LOW DURATION BOND FUND
	ADMINISTRATIVE CLASS	ADMINISTRATIVE CLASS
	SIX MONTHS ENDED SEPTEMBER 30, 2018 (UNAUDITED)	YEAR ENDED MARCH 31, 2018

Change in Fund shares:
Shares outstanding at beginning of period	481,657	639,733

Shares sold	31,667	122,944
Shares issued through reinvestment of distributions	134	1,721
Shares redeemed	(480,277)	(282,741)

Net (decrease) in fund shares	(448,476)	(158,076)

Shares outstanding at end of period	33,181	481,657

	STRATEGIC INCOME FUND
	CLASS M	CLASS M	CLASS I	CLASS I
	SIX MONTHS ENDED SEPTEMBER 30, 2018 (UNAUDITED)	YEAR ENDED MARCH 31, 2018	SIX MONTHS ENDED SEPTEMBER 30, 2018 (UNAUDITED)	YEAR ENDED MARCH 31, 2018

Change in Fund shares:
Shares outstanding at beginning of period	3,308,284	5,516,252	8,744,185	8,764,620

Shares sold	298,058	1,079,210	958,241	1,716,900
Shares issued through reinvestment of distributions	58,221	146,807	181,547	322,338
Shares redeemed	(1,095,850)	(3,433,985)	(897,588)	(2,059,673)

Net increase/(decrease) in fund shares	(739,571)	(2,207,968)	242,200	(20,435)

Shares outstanding at end of period	2,568,713	3,308,284	8,986,385	8,744,185

273 / Semi-Annual Report September 2018

Notes to Financial Statements (Continued)

	TOTAL RETURN BOND FUND
	CLASS M	CLASS M	CLASS I	CLASS I
	SIX MONTHS ENDED SEPTEMBER 30, 2018 (UNAUDITED)	YEAR ENDED MARCH 31, 2018	SIX MONTHS ENDED SEPTEMBER 30, 2018 (UNAUDITED)	YEAR ENDED MARCH 31, 2018
Change in Fund shares:
Shares outstanding at beginning of period	1,110,357,245	1,440,045,438	4,524,412,707	4,637,417,821

Shares sold	69,721,059	200,011,154	527,216,219	1,379,650,099
Shares issued through reinvestment of distributions	13,296,562	24,632,131	54,286,610	89,111,567
Shares redeemed	(199,381,596)	(554,331,478)	(1,099,831,223)	(1,581,766,780)

Net (decrease) in fund shares	(116,363,975)	(329,688,193)	(518,328,394)	(113,005,114)

Shares outstanding at end of period	993,993,270	1,110,357,245	4,006,084,313	4,524,412,707

	TOTAL RETURN BOND FUND
	ADMINISTRATIVE CLASS	ADMINISTRATIVE CLASS	PLAN CLASS	PLAN CLASS
	SIX MONTHS ENDED SEPTEMBER 30, 2018 (UNAUDITED)	YEAR ENDED MARCH 31, 2018	SIX MONTHS ENDED SEPTEMBER 30, 2018 (UNAUDITED)	YEAR ENDED MARCH 31, 2018
Change in Fund shares:
Shares outstanding at beginning of period	93,216,336	72,617,898	1,865,273,582	1,376,039,895

Shares sold	13,994,558	36,885,884	401,092,896	830,381,527
Shares issued through reinvestment of distributions	1,093,999	1,583,326	26,695,721	35,548,697
Shares redeemed	(18,576,508)	(17,870,772)	(246,747,151)	(376,696,537)

Net increase/(decrease) in fund shares	(3,487,951)	20,598,438	181,041,466	489,233,687

Shares outstanding at end of period	89,728,385	93,216,336	2,046,315,048	1,865,273,582

	ULTRA SHORT BOND FUND
	CLASS M	CLASS M	CLASS I	CLASS I
	SIX MONTHS ENDED SEPTEMBER 30, 2018 (UNAUDITED)	YEAR ENDED MARCH 31, 2018	SIX MONTHS ENDED SEPTEMBER 30, 2018 (UNAUDITED)	YEAR ENDED MARCH 31, 2018
Change in Fund shares:
Shares outstanding at beginning of period	11,940,212	15,523,122	16,126,155	16,555,337

Shares sold	782,971	4,065,009	2,524,101	8,775,321
Shares issued through reinvestment of distributions	89,249	142,392	161,932	178,509
Shares redeemed	(3,642,845)	(7,790,311)	(1,742,531)	(9,383,012)

Net (decrease) in fund shares	(2,770,625)	(3,582,910)	943,502	(429,182)

Shares outstanding at end of period	9,169,587	11,940,212	17,069,657	16,126,155

Semi-Annual Report September 2018 / 274

Notes to Financial Statements (Continued)

	UNCONSTRAINED BOND FUND
	CLASS M	CLASS M	CLASS I	CLASS I
	SIX MONTHS ENDED SEPTEMBER 30, 2018 (UNAUDITED)	YEAR ENDED MARCH 31, 2018	SIX MONTHS ENDED SEPTEMBER 30, 2018 (UNAUDITED)	YEAR ENDED MARCH 31, 2018
Change in Fund shares:
Shares outstanding at beginning of period	54,336,734	122,812,923	222,210,891	167,977,081

Shares sold	4,298,192	41,799,083	34,544,217	99,192,116
Shares issued through reinvestment of distributions	793,949	2,690,178	3,291,225	4,489,214

Shares redeemed	(15,336,685)	(112,965,450)	(39,019,157)	(49,447,520)

Net increase/(decrease) in fund shares	(10,244,544)	(68,476,189)	(1,183,715)	54,233,810

Shares outstanding at end of period	44,092,190	54,336,734	221,027,176	222,210,891

10.	LITIGATION

From time to time, a Fund may become a party to certain legal proceedings incidental to the normal course of its business. The Metropolitan West High Yield Bond Fund (“Fund”) was served in May of 2015 with a complaint naming it as a defendant along with others in a lawsuit brought by a trust (the “Avoidance Trust”), created pursuant to the General Motors Corporation (“GM”) Chapter 11 reorganization in 2009. The action involves a secured term loan to GM (“Term Loan”) that was paid off after GM’s bankruptcy filing, and seeks recovery of the amount paid to each Term Loan lender because of a purportedly unperfected lien on the date of bankruptcy. The Avoidance Trust seeks to recover (i) cash paid to Term Loan lenders both immediately before and after the GM bankruptcy filing, and (ii) unspecified interest on the amounts recovered. The approximate amount the Fund received on account of the Term Loan after the GM’s bankruptcy filing is $3.5 million. The Fund has engaged counsel and with others and has filed an answer to the complaint and a crossclaim against J.P. Morgan Chase, the agent bank for the Term Loan. The parties are engaging in mediation as well as pursuing targeted discovery and motions before the trial court. The Fund intends to vigorously contest this litigation.

11.	FEDERAL TAX INFORMATION

Capital Loss Carryforwards:

At September 30, 2018 , the following Funds had available for federal income tax purposes unused capital losses as follows:

FUND	EXPIRING IN 2019	EXPIRING IN 2020	SHORT TERM NON-EXPIRING AMOUNTS*	LONG TERM NON-EXPIRING AMOUNTS*

AlphaTrak 500 Fund	$12,617,196	$—	$ —	$ —

Floating Rate Income Fund	—	—	—	1,027,619

High Yield Bond Fund	—	—	—	78,611,678

Intermediate Bond Fund	—	—	23,617,689	1,676,650

Low Duration Bond Fund	42,081,240	—	15,297,621	62,789,709

Strategic Income Fund	41,345,040	—	—	—

Total Return Bond Fund	—	—	1,611,508,344	98,450,214

Ultra Short Bond Fund	10,083,524	—	512,256	4,871,467

Unconstrained Bond Fund	—	—	—	—

*

Under the Modernization Act of 2010, capital losses incurred by the Funds after March 31, 2011 will not be subject to expiration. In addition, these losses must be utilized prior to the losses incurred in the years preceding enactment.

275 / Semi-Annual Report September 2018

Notes to Financial Statements (Continued)

Tax Basis of Distributable Income:

As of September 30, 2018, the components of accumulated earnings/(accumulated losses) on a tax basis were as follows:

	ALPHATRAK 500 FUND	FLOATING RATE INCOME FUND	HIGH YIELD BOND FUND	INTERMEDIATE BOND FUND
Undistributed ordinary income (inclusive of short-term gains)	$26,902	$157,006	$2,224,675	$256,367

Other temporary differences	(510)	(17,746)	(135,582)	(111,670)

Accumulated capital loss carryforwards and post-October losses	(12,617,196)	(1,027,619)	(78,611,678)	(25,294,339)

Net unrealized appreciation/(depreciation)	(93,956)	266,753	(30,064,880)	(2,407,755)

Total accumulated earnings/(losses)	$(12,684,760)	$(621,606)	$(106,587,465)	$(27,557,397)

	LOW DURATION BOND FUND	STRATEGIC INCOME FUND	TOTAL RETURN BOND FUND	ULTRA SHORT BOND FUND	UNCONSTRAINED BOND FUND
Undistributed ordinary income (inclusive of short-term capital gains)	$—	$529,641	$3,185,114	$—	$784,813

Other temporary differences	(2,314,438)	(6,759)	(13,639,656)	(47,358)	(1,738,763)

Accumulated capital loss carryforwards and post-October losses	(120,168,570)	(41,345,040)	(1,709,958,558)	(15,467,247)	—

Net unrealized (depreciation)	(486,812)	(1,055,185)	(231,305,531)	(71,083)	(10,375,295)

Total accumulated earnings/(losses)	$(122,969,820)	$(41,877,343)	$(1,951,718,631)	$(15,585,688)	$(11,329,245)

Permanent differences incurred during the fiscal year ended March 31, 2018, resulting from differences in book and tax accounting have been reclassified at year-end as follows:

FUND	INCREASE/(DECREASE) UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS)	INCREASE/(DECREASE) ACCUMULATED NET REALIZED GAIN/(LOSS)	INCREASE/(DECREASE) PAID-IN-CAPITAL

AlphaTrak 500 Fund	$ 17,474	$ 13,449,137	$ (13,466,611)

Floating Rate Income Fund	(176,133)	176,133	—

High Yield Bond Fund	(103,296)	(620,609)	723,905

Intermediate Bond Fund	557,406	(557,406)	—

Low Duration Bond Fund	1,797,780	19,231,710	(21,029,490)

Strategic Income Fund	65,990	17,741,628	(17,807,618)

Total Return Bond Fund	53,340,645	(53,340,645)	—

Ultra Short Bond Fund	66,908	14,870,250	(14,937,158)

Unconstrained Bond Fund	(154,341)	154,341	—

The permanent differences are due to investments in swaps, foreign currency, the U.S. subsidiary, expired capital loss carryforwards and redesignation of dividends paid.

Tax Basis of Distributions to Shareholders:

	ALPHATRAK 500 FUND		FLOATING RATE INCOME FUND
	MARCH 31, 2018	MARCH 31, 2017	MARCH 31, 2018	MARCH 31, 2017
Distributions from:
Ordinary income (inclusive of short-term capital gains)	$172,470	$84,991	$9,097,841	$6,476,329
Net long-term capital gains	—	—	—	—

Total taxable distributions	$172,470	$84,991	$9,097,841	$6,476,329

Semi-Annual Report September 2018 / 276

Notes to Financial Statements (Continued)

			HIGH YIELD BOND FUND		INTERMEDIATE BOND FUND
			MARCH 31, 2018	MARCH 31, 2017	MARCH 31, 2018	MARCH 31, 2017
Distributions from:
Ordinary income (inclusive of short-term capital gains)			$26,729,019	$35,532,953	$21,257,599	$28,388,404
Net long-term capital gains			—	—	—	4,082,458

Total taxable distributions			$26,729,019	$35,532,953	$21,257,599	$32,470,862

			LOW DURATION BOND FUND		STRATEGIC INCOME FUND
			MARCH 31, 2018	MARCH 31, 2017	MARCH 31, 2018	MARCH 31, 2017
Distributions from:
Ordinary income (inclusive of short-term capital gains)			$47,578,780	$47,400,208	$3,883,583	$4,080,266
Net long-term capital gains			—	—	—	—

Total taxable distributions			$47,578,780	$47,400,208	$3,883,583	$4,080,266

	TOTAL RETURN BOND FUND		ULTRA SHORT BOND FUND		UNCONSTRAINED BOND FUND
	MARCH 31, 2018	MARCH 31, 2017	MARCH 31, 2018	MARCH 31, 2017	MARCH 31, 2018	MARCH 31, 2017
Distributions from:
Ordinary income (inclusive of short-term capital gains)	$1,745,362,589	$2,498,180,916	$1,586,800	$1,750,866	$105,370,055	$69,187,248
Net long-term capital gains	—	117,591,899	—	—	3,040,227	—

Total taxable distributions	$1,745,362,589	$2,615,772,815	$1,586,800	$1,750,866	$108,410,282	$69,187,248

Tax Cost

As of September 30, 2018, gross unrealized appreciation/(depreciation) based on cost for federal income tax purposes were as follows:

	ALPHATRAK 500 FUND	CORPORATE BOND FUND	FLOATING RATE INCOME FUND	HIGH YIELD BOND FUND	INTERMEDIATE BOND FUND
Tax Cost	$18,476,612	$2,027,544	$286,981,395	$529,040,570	$725,193,982

Gross unrealized appreciation	291,107	14,626	1,918,017	5,154,642	3,836,890
Gross unrealized (depreciation)	(105,235)	(11,227)	(946,230)	(34,663,547)	(9,353,194)

Net unrealized appreciation/(depreciation)	$185,872	$3,399	$971,787	$(29,508,905)	$(5,516,304)

	INVESTMENT GRADE CREDIT FUND	LOW DURATION BOND FUND	STRATEGIC INCOME FUND	TOTAL RETURN BOND FUND	ULTRA SHORT BOND FUND	UNCONSTRAINED BOND FUND
Tax Cost	$5,722,836	$2,412,533,252	$93,448,541	$79,464,158,825	$114,474,069	$3,147,503,154

Gross unrealized appreciation	55,247	17,242,755	2,899,314	482,404,477	242,059	56,068,433
Gross unrealized (depreciation)	(29,899)	(26,077,942)	(4,973,988)	(1,439,926,918)	(392,645)	(82,615,301)

Net unrealized (depreciation)	$25,348	$(8,835,187)	$(2,074,674)	$(957,522,441)	$(150,586)	$(26,546,868)

Domestic Blocker Income Tax

The Domestic Blocker in the High Yield Bond Fund recorded a provision for income tax expense (benefit) for the six months ended September 30, 2018. This provision for income tax expense (benefit) is comprised of the following current and deferred income tax expense (benefit):

277 / Semi-Annual Report September 2018

Notes to Financial Statements (Continued)

Current $ –

Deferred $ –

The Tax Cuts and Jobs Act (TCJA) was signed into law on December 22, 2017. The provisions applicable to the Domestic Blocker include changes to the corporate tax rate and modifications to net operating loss deductions. For tax years beginning after December 31, 2017, corporations will be taxed at a flat rate of 21%. The TCJA eliminated the net operating loss carryback ability and replaced the 20 year carryforward period with an indefinite carryforward period for any net operating losses arising in tax years ending after December 31, 2017. The TCJA also established a limitation for any net operating losses generated in tax years beginning after December 31, 2017 to the lesser of the aggregate of available net operating losses or 80% of taxable income before any net operating loss utilization.

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of the assets and liabilities for financial reporting and tax purposes. Components of the Blocker Corporation’s deferred tax assets and liabilities as of March 31, 2018 are as follows:

Deferred Tax Assets:
Net Operating Loss Carryforward	$1,346,099
Capital Loss Carryforward	105,865
Charitable Contribution Carryforward	371
Less Deferred Tax Liabilities:
Unrealized depreciation on investment in Entegra TC, LLC	200,276

Total net deferred tax assets before valuation allowance	1,252,059
Less: Valuation Allowance	(1,252,059)

Net deferred tax asset	$—

The capital loss carryforwards are available to offset future capital gains of the Domestic Blocker. For federal income tax purposes, capital losses of a corporation can be carried forward for 5 years. The Domestic Blocker has the following capital loss amounts:

Fiscal Year Ended Capital Loss	Amount	Expiration
March 31, 2015	$418,735	March 31, 2020

Net operating loss carryforwards are available to offset future taxable income of the Domestic Blocker subject to expiration and limitation based on the fiscal year generated. For federal income tax purposes, the Domestic Blocker has net operating loss carryforwards as follows.

Fiscal Net Operating Loss	Amount	Expiration
March 31, 2016	$1,928,674	March 31, 2036
March 31, 2018	$3,395,662	Indefinite

Total income tax (current and deferred) is computed by applying the federal statutory income tax rate of 21% and applicable state tax statutory rates (net of federal tax benefit) to net investment income and realized and unrealized gains/(losses) on investments before taxes for the year ended March 31, 2018 as follows:

Income tax expense at Federal statutory rate of 21%	$274,003
State income tax expense, net of federal benefit	55,871
Effect of permanent difference	3
Effect of change in federal tax rate used	876,000
Effect of change in state tax rates used	(3,067)
Valuation allowance changes affecting the provision for income taxes	(1,202,810)

Total income tax expense	$—

The Domestic Blocker recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Blocker Corporation’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. tax returns and state

Semi-Annual Report September 2018 / 278

Notes to Financial Statements (Concluded)

tax returns filed since inception of the Blocker Corporation. Tax periods ended March 31, 2016 and 2017 remain subject to examination by tax authorities in the United States. Due to the nature of the Blocker Corporation’s investments, the Blocker Corporation may be required to file income tax returns in several states. The Blocker Corporation is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

12.	COMMITTED LINE OF CREDIT

The Funds have entered into a $350,000,000 committed revolving line of credit agreement with The Bank of New York Mellon (the “Bank”) for temporary borrowing purpose with an expiration date of September 13, 2019. The interest rate on borrowing is the higher of the federal funds rate or the overnight LIBOR rate, plus 1.15%. There were no borrowings from the line of credit as of or during the six months ended September 30, 2018. The Funds pay the Bank a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount. The commitment fees incurred by the Funds are presented in the Statements of Operations. The commitment fees are allocated to each applicable portfolio in proportion to its relative average daily net assets and the interest expenses are charged directly to the applicable portfolio.

13.	INDEMNIFICATIONS

Under the Funds’ organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown, as this would involve further claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

279 / Semi-Annual Report September 2018

Approval of Investment Management Agreement by Trustees (Unaudited)

The Adviser provides investment advisory services to each Fund under an Investment Management Agreement dated February 6, 2013, as amended (the “Agreement”), between the Trust, on behalf of each Fund, and the Adviser. The Agreement was approved for a two-year initial term by the shareholders of each Fund then existing at a special meeting of shareholders held on November 28, 2012, which was adjourned until December 20, 2012 with respect to certain Funds. The Agreement was most recently amended on June 26, 2013 for the purpose of adding the Floating Rate Income Fund. Following the Agreement’s initial two-year term with respect to each Fund, the Agreement continues in effect from year-to-year provided that the continuance is specifically approved at least annually by the vote of the holders of at least a majority of the outstanding shares of the Funds, or by the Board of Trustees of the Trust (the “Board”), and, in either event, by a majority of the Trustees who are not “interested persons” of the Trust, as such term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, (the “Independent Trustees”) casting votes in person at a meeting called for that purpose.

On September 24, 2018, the Board approved the renewal of the Agreement for an additional one-year term from February 6, 2019 through February 5, 2020 with respect to each Fund except for the Corporate Bond Fund and the Investment Grade Credit Fund, for which the Agreement remains in the initial two-year term. The renewal of the Agreement was approved by the Board (including by a majority of the Independent Trustees) upon the recommendation of the Independent Trustees. The Independent Trustees met separately by telephone on August 28, 2018, and in person on September 24, 2018, with their independent legal counsel to review and discuss the information that had been requested on their behalf by their independent legal counsel and presented by the Adviser for their consideration. The information, material facts, and conclusions that formed the basis for the Independent Trustees’ recommendation and the Board’s subsequent approval are described below.

1. Information received

Materials reviewed - During the course of each year, the Trustees receive a wide variety of materials relating to the services provided by the Adviser, including reports on the Adviser’s investment processes, as well as on each Fund’s investment results, portfolio composition, portfolio trading practices, compliance monitoring, shareholder services, and other information relating to the nature, extent, and quality of services provided by the Adviser to the Funds. In addition, the Board reviewed information furnished to the Independent Trustees in response to a detailed request sent to the Adviser on their behalf. The information in the Adviser’s responses included extensive materials regarding each Fund’s investment results, advisory fee comparisons to advisory fees charged by the Adviser to its institutional clients, financial and profitability information regarding the Adviser, descriptions of various services provided to the Funds and to other advisory and sub-advisory clients, descriptions of functions such as compliance monitoring and portfolio trading practices, and information about the personnel providing investment management services to each Fund. The Trustees also considered information provided by an independent data provider, Broadridge, comparing the investment performance and the fee and expense levels of each Fund to peer groups of mutual funds selected by Broadridge. After reviewing this information, the Trustees requested additional financial, profitability and service information from the Adviser, which the Adviser provided and the Trustees considered.

Review process - The Trustees’ determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. The Independent Trustees were advised by their independent legal counsel throughout the renewal process and received and reviewed advice from their independent legal counsel regarding legal and industry standards applicable to the renewal of the Agreement, including a legal memorandum from their independent legal counsel discussing their fiduciary duties related to their approval of the continuation of the Agreement. The Independent Trustees also discussed the renewal of the Agreement with the Adviser’s representatives and in private sessions at which no representatives of the Adviser were present. In deciding to recommend the renewal of the Agreement with respect to each Fund, the Independent Trustees did not identify any single piece of information or particular factor that, in isolation, was the controlling factor. Each Independent Trustee may also have weighed factors differently. This summary describes the most important, but not all, of the factors considered by the Board and Independent Trustees.

2. Nature, extent, and quality of services provided by the Adviser

The Board and the Independent Trustees considered the depth and quality of the Adviser’s investment management process, including its research and strong analytical capabilities; the experience, capability, and integrity of its senior management and other personnel; the relatively low turnover rates of its key personnel; the overall resources available to the Adviser; and the ability of its organizational structure to address the growth in assets over the past several years. The Board and the Independent Trustees considered the ability of the Adviser to attract and retain well-qualified investment professionals, noting in particular the Adviser’s recent hiring of professionals in various areas over the past several years, continued upgrading of resources in its middle office and back office operations and other areas, as well as a continuing and extensive program of infrastructure and systems enhancements. The Board and the Independent Trustees also considered that the Adviser made available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, operations, administration, research, and portfolio accounting. They noted the substantial additional resources made

Semi-Annual Report September 2018 / 280

Approval of Investment Management Agreement by Trustees (Unaudited) (Continued)

available by The TCW Group, Inc. (“TCW”), the parent company of the Adviser. The Board and the Independent Trustees examined and discussed a detailed description of the extensive additional services provided to the Funds to support their operations and compliance, as compared to the much narrower range of services provided to the Adviser’s institutional and sub-advised clients, as well as the Adviser’s oversight and coordination of numerous outside service providers to the Funds. They further noted the high level of regular communication between theAdviser and the Independent Trustees. The Adviser explained its responsibility to supervise the activities of the Funds’ various service providers, as well as supporting the Independent Trustees and their meetings, regulatory filings, and various operational personnel, and the related costs.

The Board and the Independent Trustees concluded that the nature, extent, and quality of the services provided by the Adviser are of a high quality and have benefited and should continue to benefit the Funds and their shareholders.

3. Investment results

The Board and the Independent Trustees considered the investment results of each Fund in light of its investment objective(s) and principal investment strategies. They compared each Fund’s total returns with the total returns of other mutual funds in peer group reports prepared by Broadridge with respect to various longer and more recent periods all ended May 31, 2018. The Board and the Independent Trustees reviewed information as to peer group selections presented by Broadridge and discussed the methodology for those selections with the Adviser. In reviewing each Fund’s relative performance, the Board and the Independent Trustees took into account each Fund’s investment strategies, distinct characteristics, asset size and diversification.

The Board and the Independent Trustees noted that each Fund’s performance was satisfactory over the relevant periods and in some cases very favorable, particularly over longer periods, which the Board and the Independent Trustees believe are generally the most relevant. The Board and the Independent Trustees indicated their belief that the performance of each Fund for periods where the Fund lagged its respective peer group average remained satisfactory when assessed on a risk-adjusted basis because performance quintiles do not necessarily reflect the amount of risk employed by peer funds to achieve their returns. The Board and the Independent Trustees recognized theAdviser’s deliberate strategy to manage risk in light of its critical view of the fixed-income securities markets and overall investment market conditions at present and in the near term. For that reason, the Board and the Independent Trustees believed that relative performance also should be considered in light of future market conditions expected by the Adviser. The Board and the Independent Trustees noted the Adviser’s view that longer term performance can be more meaningful for active fixed income funds such as the Funds because market cycles in fixed income are generally longer than three years. The Board and the Independent Trustees also considered data showing that the Funds generally experienced less volatility for many periods compared to other funds in the applicable peer groups.

For the Metropolitan West Total Return Bond Fund, the Board and the Independent Trustees noted that the Fund’s performance was in the first quintile for the ten-year period, the third (Class I)/fourth (Class M) quintile for the five-year period, the fourth quintile for the three-year period and the third quintile for the one-year period.

For the Metropolitan West Unconstrained Bond Fund, the Board and the Independent Trustees noted that the Fund’s performance was in the second quintile for the five-year period and the third quintile for the three- and one-year periods. The Board and the Independent Trustees noted the substantially lower volatility for this Fund compared to the funds in the peer group. They also considered the limitations of using the alternative credit focus funds peer group for this Fund because of the significant differences in the strategies used by those funds.

For the Metropolitan West Low Duration Bond Fund, the Board and the Independent Trustees noted that the Fund’s performance was in the first quintile for the ten-year period, the second quintile for the five-year period, the third quintile for the three-year period and the second quintile for the one-year period.

For the Metropolitan West Intermediate Bond Fund, the Board and the Independent Trustees noted that the Fund’s performance was in the first quintile for the ten-year period, the second quintile for the five-year period, the third quintile for the three-year period and the fourth quintile for the one-year period.

For the Metropolitan West High Yield Bond Fund, the Board and the Independent Trustees noted that the Fund’s performance was in the second quintile for the ten-year period, the fifth quintile for the five-year period, the third quintile for the three-year period and the second quintile for the one-year period.

For the Metropolitan West Floating Rate Income Fund, the Board and the Independent Trustees noted that the Fund’s performance was in the third quintile for the three-year period and the second quintile for the one-year period. The Board and the Independent Trustees noted the substantially lower volatility for this Fund compared to the funds in the peer group.

For the Metropolitan West Ultra Short Bond Fund, the Board and the Independent Trustees noted that the Fund’s performance was in the fourth quintile for the ten- and five-year periods, the third quintile for the three-year period and the second quintile for the one-year period.

281 / Semi-Annual Report September 2018

Approval of Investment Management Agreement by Trustees (Unaudited) (Continued)

The Board and the Independent Trustees also considered that the peer group funds can have substantially longer dollar-weighted average maturities than would be permitted for this Fund, and those longer averages can result in higher performance under the prevailing market conditions over the applicable periods.

For the Metropolitan West Strategic Income Fund, the Board and the Independent Trustees noted that the Fund’s performance was in the first quintile for the ten-year period and the third quintile for the five-, three- and one-year periods. The Board and the Independent Trustees also considered the limitations of using the absolute return funds peer group for this Fund because of the significant differences in the strategies used by those funds.

For the Metropolitan West AlphaTrak 500 Fund, the Board and the Independent Trustees noted that the Fund was in the first quintile for the ten-, five- and three-year periods and the third quintile for the one-year period.

The Board and the Independent Trustees concluded that the Adviser was implementing each Fund’s investment objective(s) and that the Adviser’s record in managing the Funds indicated that its continued management should benefit each Fund and its shareholders over the long term.

4. Advisory fees and total expenses

The Board and the Independent Trustees compared the management fees (which Broadridge defines to include advisory fee and administrative fee) and total expenses of each Fund (each as a percentage of average net assets) with the median management fee and operating expense levels of the other mutual funds in the relevant Broadridge peer groups. These comparisons assisted the Board and the Independent Trustees by providing a reasonable statistical measure to assess each Fund’s fees relative to its relevant peers. The Board and the Independent Trustees observed that each Fund’s management fee was below or near the median of the peer group funds on a current basis, with the exception of the Strategic Income Fund and the Floating Rate Income Fund. The Board and the Independent Trustees considered the Adviser’s view that the Broadridge peer group did not provide a suitable comparison for either the Unconstrained Bond Fund or the Strategic Income Fund given the significant differences in the strategies used by the Fund as compared to those used by funds in the peer group. In particular, the Adviser’s view is that the Strategic Income Fund should instead be compared to private absolute return funds, which the Adviser views as that Fund’s closest relevant comparison and to which its fees and expenses compare very favorably. The Board and the Independent Trustees further noted that the AlphaTrak 500 Fund and the Strategic Income Fund each employ a fulcrum fee that adjusts upward from a basic fee only if the Fund has favorable performance against its specified benchmark (and adjusts downward in the case of unfavorable relative performance). The Board and the Independent Trustees noted that such a fee structure is designed so that the advisory fee payable to theAdviser by either Fund would be on the higher end of the fee range only if the Fund had favorable relative net performance. The Board and the Independent Trustees also noted the contractual expense limitations to which the Adviser has agreed with respect to each Fund and that the Adviser historically has absorbed any expenses in excess of these limits. They noted that although the Adviser may recoup, and has recouped in the past, certain fees and/or expenses previously waived or reimbursed for certain Funds, such recoupment is permitted only if it does not cause the applicable Fund’s annual expense ratio to exceed the lesser of (i) the expense limitation applicable at the time of that fee waiver and/or expense reimbursement or (ii) the expense limitation in effect at the time of recoupment. The Board and the Independent Trustees concluded that the competitive fees charged by the Adviser, and competitive expense ratios, should continue to benefit each Fund and its shareholders.

The Board and the Independent Trustees also reviewed information regarding the advisory fees charged by the Adviser to its institutional and sub-advisory clients with similar investment mandates. The Board and the Independent Trustees concluded that, although the fees paid by those clients generally were lower than advisory fees paid by the Funds, the differences appropriately reflected the more extensive services provided by the Adviser to the Funds and the Adviser’s significantly greater responsibilities and expenses with respect to the Funds, including the additional time spent by portfolio managers for reasons such as managing the more active cash flows from purchases and redemptions by shareholders, the additional risks of managing a pool of assets for public investors, administrative burdens, daily pricing, valuation and liquidity responsibilities, the supervision of vendors and service providers, and the costs of additional infrastructure and operational resources and personnel and of complying with and supporting the more comprehensive regulatory and governance regime applicable to mutual funds.

5. The Adviser’s costs, level of profits, and economies of scale

The Board and the Independent Trustees reviewed information regarding the Adviser’s costs of providing services to the Funds, as well as the resulting level of profits to the Adviser. They reviewed the Adviser’s stated assumptions and methods of allocating certain costs, such as personnel costs, which constitute the Adviser’s largest operating cost. The Board and the Independent Trustees recognized that the Adviser should be entitled to earn a reasonable level of profits for the services that it provides to each Fund. The Board and the Independent Trustees also reviewed a comparison of the Adviser’s profitability with respect to the Funds to the profitability of certain unaffiliated

Semi-Annual Report September 2018 / 282

Approval of Investment Management Agreement by Trustees (Unaudited) (Concluded)

publicly traded asset managers, which the Adviser believed supported its view that the Adviser’s profitability was reasonable. Based on their review, the Board and the Independent Trustees concluded that they were satisfied that the Adviser’s level of profitability from its relationship with each Fund was not unreasonable or excessive.

The Board and the Independent Trustees considered the extent to which potential economies of scale could be realized as the Funds grow and whether the advisory fees reflect those potential economies of scale. They recognized that the advisory fees for the Funds do not have breakpoints, which would otherwise result in lower advisory fee rates as the Funds grow larger. They also recognized the Adviser’s view that the advisory fees compare favorably to peer group fees and expenses and remain competitive even at higher asset levels and that the relatively low advisory fees reflect the potential economies of scale. For example, the largest Fund, the Total Return Bond Fund, is one of the largest mutual funds in its peer group, but its contractual advisory fee and total expenses remain at or below the peer group median. The Board and the Independent Trustees recognized the benefits of the Adviser’s substantial past and on-going investment in the advisory business, such as successfully recruiting and retaining key professional talent, systems and technology upgrades, added resources dedicated to legal and compliance programs, and improvements to the overall firm infrastructure, as well as the financial pressures of competing against much larger firms and passive investment products. The Board and the Independent Trustees also noted the Adviser’s explanation of the increased resources required to manage the Funds as a result of both asset growth and increased competitive pressures. The Board and the Independent Trustees further noted the Adviser’s past subsidies of the Funds’ operating expenses when they were newer and smaller and the Adviser’s commitment to maintain reasonable overall operating expenses for each Fund. The Board and the Independent Trustees also recognized that the Funds benefit from receiving investment advice from an organization with other types of advisory clients in addition to mutual funds. The Board and the Independent Trustees concluded that the Adviser was satisfactorily sharing potential economies of scale with the Funds through low fees and expenses, and through reinvesting in its capabilities for serving the Funds and their shareholders.

6. Ancillary benefits

The Board and the Independent Trustees also considered other actual and potential financial benefits to the Adviser or its affiliates. In particular, they noted that the Adviser does not have any affiliates that materially benefit from the Adviser’s relationship to the Funds except through TCW’s ownership of the Adviser.

7. Conclusions

Based on their overall review, including their consideration of each of the factors referred to above (and others), the Board and the Independent Trustees concluded that the Agreement is fair and reasonable to each Fund and its shareholders, that each Fund’s shareholders received reasonable value in return for the advisory fees and other amounts paid to the Adviser by each Fund, and that the renewal of the Agreement was in the best interests of each Fund and its shareholders.

283 / Semi-Annual Report September 2018

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Metropolitan West Funds

Privacy Policy

The TCW Group, Inc. and Subsidiaries TCW Investment Management Company LLC TCW Asset Management Company LLC Metropolitan West Asset Management, LLC

TCW Funds, Inc.	Sepulveda Management LLC
TCW Strategic Income Fund, Inc.	TCW Direct Lending LLC
Metropolitan West Funds	TCW Direct Lending VII LLC

Effective May 2018

WHAT YOU SHOULD KNOW

At TCW, we recognize the importance of keeping information about you secure and confidential. We do not sell or share your nonpublic personal and financial information with marketers or others outside our affiliated group of companies.

We carefully manage information among our affiliated group of companies to safeguard your privacy and to provide you with consistently excellent service.

We are providing this notice to you to comply with the requirements of Regulation S-P, “Privacy of Consumer Financial Information,” issued by the U.S. Securities and Exchange Commission.

OUR PRIVACY POLICY

We, The TCW Group, Inc. and its subsidiaries, the TCW Funds, Inc., TCW Strategic Income Fund, Inc., the Metropolitan West Funds, Sepulveda Management LLC, TCW Direct Lending LLC and TCW Direct Lending VII LLC (collectively, “TCW”) are committed to protecting the nonpublic personal and financial information of our customers and consumers who obtain or seek to obtain financial products or services primarily for personal, family or household purposes. We fulfill our commitment by establishing and implementing policies and systems to protect the security and confidentiality of this information.

In our offices, we limit access to nonpublic personal and financial information about you to those TCW personnel who need to know the information in order to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal and financial information.

CATEGORIES OF INFORMATION WE COLLECT

We may collect the following types of nonpublic personal and financial information about you from the following sources:

•

Your name, address and identifying numbers, and other personal and financial information, from you and from identification cards and papers you submit to us, on applications, subscription agreements or other forms or communications.

•

Information about your account balances and financial transactions with us, our affiliated entities, or nonaffiliated third parties, from our internal sources, from affiliated entities and from nonaffiliated third parties.

•

Information about your account balances and financial transactions and other personal and financial information, from consumer credit reporting agencies or other nonaffiliated third parties, to verify information received from you or others.

285 / Semi-Annual Report September 2018

CATEGORIES OF INFORMATION WE DISCLOSE TO NONAFFILIATED THIRD PARTIES

We may disclose your name, address and account and other identifying numbers, as well as information about your pending or past transactions and other personal financial information, to nonaffiliated third parties, for our everyday business purposes such as necessary to execute, process, service and confirm your securities transactions and mutual fund transactions, to administer and service your account and commingled investment vehicles in which you are invested, to market our products and services through joint marketing arrangements or to respond to court orders and legal investigations.

We may disclose nonpublic personal and financial information concerning you to law enforcement agencies, federal regulatory agencies, self-regulatory organizations or other nonaffiliated third parties, if required or requested to do so by a court order, judicial subpoena or regulatory inquiry.

We do not otherwise disclose your nonpublic personal and financial information to nonaffiliated third parties, except where we believe in good faith that disclosure is required or permitted by law. Because we do not disclose your nonpublic personal and financial information to nonaffiliated third parties, our Customer Privacy Policy does not contain opt-out provisions.

CATEGORIES OF INFORMATION WE DISCLOSE TO OUR AFFILIATED ENTITIES

•

We may disclose your name, address and account and other identifying numbers, account balances, information about your pending or past transactions and other personal financial information to our affiliated entities for any purpose.

•

We regularly disclose your name, address and account and other identifying numbers, account balances and information about your pending or past transactions to our affiliates to execute, process and confirm securities transactions or mutual fund transactions for you, to administer and service your account and commingled investment vehicles in which you are invested, or to market our products and services to you.

INFORMATION ABOUT FORMER CUSTOMERS

We do not disclose nonpublic personal and financial information about former customers to nonaffiliated third parties unless required or requested to do so by a court order, judicial subpoena or regulatory inquiry, or otherwise where we believe in good faith that disclosure is required or permitted by law.

QUESTIONS

Should you have any questions about our Customer Privacy Policy, please contact us by email or by regular mail at the address at the end of this policy.

REMINDER ABOUT TCW’S FINANCIAL PRODUCTS

Financial products offered by The TCW Group, Inc. and its subsidiaries, the TCW Funds, Inc., TCW Strategic Income Fund, Inc., the Metropolitan West Funds, Sepulveda Management LLC, TCW Direct Lending LLC and TCW Direct Lending VII LLC.

•	Are not guaranteed by a bank;

•	Are not obligations of The TCW Group, Inc. or of its subsidiaries;

•	Are not insured by the Federal Deposit Insurance Corporation; and

•	Are subject to investment risks, including possible loss of the principal amount committed or invested, and earnings thereon.

THE TCW GROUP, INC	TCW STRATEGIC INCOME FUND, INC.

TCW FUNDS, INC.	METROPOLITAN WEST FUNDS

SEPULVEDA MANAGEMENT LLC	TCW DIRECT LENDING LLC

TCW DIRECT LENDING VII LLC

Attention: Privacy Officer | 865 South Figueroa St. Suite 1800 | Los Angeles, CA 90017 | email: privacy@tcw.com

Semi-Annual Report September 2018 / 286

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MetWest Funds

865 South Figueroa Street

Los Angeles, California 90017

800 241 4671

www.TCW.com

BOARD OF TRUSTEES

Andrew Tarica

Laird R. Landmann

Peter McMillan

Martin Luther King, III

Ronald J. Consiglio

Robert G. Rooney

Patrick C. Haden

Patrick Moore

OFFICERS

David Lippman

President and Principal Executive Officer

David S. DeVito

Treasurer, Chief Financial Officer and Principal

Accounting Officer

Jeffrey A. Engelsman

Chief Compliance Officer

ADVISER

Metropolitan West Asset Management, LLC

865 South Figueroa Street, Floor 1800

Los Angeles, California 90017

CUSTODIAN

The Bank of New York Mellon

One Wall Street

New York, New York 10286

TRANSFER AGENT

BNY Mellon Investment Servicing (U.S.) Inc.

760 Moore Road

King of Prussia, Pennsylvania 19406

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

555 West 5th Street, Suite 2700

Los Angeles, California 90013

DISTRIBUTOR

TCW Funds Distributors LLC

865 South Figueroa Street

Los Angeles, California 90017

LEGAL COUNSEL

Paul Hastings LLP

55 Second Street, 24th Floor

San Francisco, California 94105-3441

For Additional Information about the Metropolitan West Funds call: (213) 244-0000 or (800) 241-4671 (toll-free)

www.TCW.com

A description of the Funds’ proxy voting policies and procedures, and how the Funds’ voted proxies relating to portfolio’s securities during the most recent 12 month period ending June 30 are available (i) without charge, upon request, by calling (800) 241-4671; (ii) on the Securities and Exchange Commission’s website at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 241-4671.

To reduce expenses, we may mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at (800) 241-4671 (or contact your financial institution). We will begin sending you individual copies thirty days after receiving your request.

This report is submitted for general information to the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective Prospectus, which includes details regarding the Funds’ objectives, policies, expenses and other information.

FUNDmwSAR  11/27/18

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Metropolitan West Funds

By (Signature and Title)*	/s/ David B. Lippman
David B. Lippman, President and Principal Executive Officer
(principal executive officer)

Date	12/7/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ David B. Lippman
David B. Lippman, President and Principal Executive Officer
(principal executive officer)

Date	12/7/2018

By (Signature and Title)*	/s/ David S. DeVito
David S. DeVito, Treasurer, Principal Financial Officer and Principal Accounting Officer
(principal financial officer)

Date	12/7/2018

* Print the name and title of each signing officer under his or her signature.